As filed with the Securities and Exchange Commission on February 28, 2025

Securities Act Registration No. 333-187668
Investment Company Act Reg. No. 811-22819

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.
Post-Effective Amendment No. 176	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 177	☒

(Check appropriate box or boxes.)

ETFis Series Trust I

(Exact Name of Registrant as Specified in Charter)

31 West 52nd Street, 16th Floor, New York, NY 10019
(Address of Principal Executive Offices) (Zip Code)

(888) 383-0553

 (Registrant’s Telephone Number, including Area Code)

ETFis Series Trust I

c/o Corporation Service Company
2711 Centerville Road, Suite 400
Wilmington, DE 19808

(Name and Address of Agent for Service)

with a copy to:

Michael D. Mabry, Esq.	Daphne Chisolm, Esq
Joel D. Corriero, Esq.	Vice President and Senior Counsel
Stradley Ronon Stevens & Young, LLP	Virtus Investment Partners, Inc.
2005 Market Street, Suite 2600	One Financial Plaza
Philadelphia, PA 19103	Hartford, CT 06103

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	On _____________pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on______________ pursuant to paragraph (a)(1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	on______________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This post-effective amendment relates only to the InfraCap MLP ETF, InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, and Virtus WMC International Dividend ETF series of the Registrant. No information relating to the other series of the Registrant is amended or superseded hereby.

PROSPECTUS | February 28, 2025

InfraCap MLP ETF
(Ticker: AMZA)

a series of
ETFIS SERIES TRUST I

The InfraCap MLP ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”). Shares of the
Fund are listed on NYSE Arca, Inc. (the “Exchange”) and trade at market prices. The market price for the Fund’s shares may be different from its net asset value per share.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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RISK/RETURN SUMMARY INFORMATION

INVESTMENT OBJECTIVE

InfraCap MLP ETF (the “Fund”) seeks total return primarily through investments in equity securities of publicly traded master limited partnerships and limited liability companies taxed as partnerships (“MLPs”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may incur customary brokerage commissions, and may pay other fees to financial intermediaries, when buying or selling Shares of the Fund, which are not reflected in the table or example set forth below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):

Management Fee(1)	0.95%
Income Tax Expenses (Includes Interest Expense and Accrued and Deferred Income Tax Expense/Benefit)(2)(3)	1.80%
Total Annual Fund Operating Expenses	2.75%

(1)	The management fee is structured as a “unified fee,” out of which the Fund’s sub-adviser pays all of the expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the management fee paid to the Fund’s sub-adviser; payments under a 12b-1 plan (if any); brokerage expenses; taxes; interest; litigation expenses; and other non-routine and extraordinary expenses of the Fund.
(2)	The Fund is classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation. As a “C” corporation, the Fund accrues deferred tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital and for any net operating gains. The Fund’s accrued deferred tax liability, if any, is reflected each day in the Fund’s net asset value per share. The deferred income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) is dependent upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on investments and such expenses may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year. For the fiscal year ended October 31, 2024, the Fund had net operating loss of $9,273,391, accrued $6,841,841 in deferred income tax expense and accrued $2,519,587 in current income tax expense and franchise tax expense.
(3)	Income tax expense is based on estimated amounts for the current fiscal year.

Example.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$278	$853	$1,454	$3,080

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in high taxes for the Fund. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2024, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of MLPs in the energy infrastructure sector.

To this end, the Fund will focus on investing in MLPs selected by Infrastructure Capital Advisors, LLC, the Fund’s sub-adviser (the “Sub-Adviser”), that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively, “energy products”) and that trade on a national securities exchange. The Fund may invest in securities of MLPs of all capitalization sizes.

The Fund’s investment strategy will be guided by the following policies:

•The Fund will typically focus on “midstream” MLPs (discussed below).

•In addition to investments in MLPs, the Fund may also write call and put options on securities, ETFs or security indexes in an effort to generate additional current income and reduce volatility in the Fund’s portfolio. Although not required to do so, the Fund will typically write a call option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option.

•The Fund may also borrow from banks for investment purposes in an amount up to 33 1⁄3% of its total assets, in compliance with the Investment Company Act of 1940 (the “1940 Act”).

•The Fund expects to typically invest in a portfolio of between 25 to 50 MLPs; however, there is no limit on the number of MLPs in which the Fund may invest.

•Under normal circumstances, the Fund will not invest more than 15% of its total assets in any one issuer.

•The Fund may invest in MLP units, securities of companies holding primarily general partner or managing member interests in MLPs, and securities that themselves own interests in MLPs (e.g., exchange traded funds (“ETFs”) and other registered investment companies that invest in MLPs). The Fund may also invest for speculative purposes in options and futures contracts in connection with any of the foregoing types of securities.

•The Fund may also invest in ETFs, other registered investment companies, options and futures contracts, or establish short positions in any of the foregoing, in an effort to hedge against market, interest rate or commodity risks in the Fund’s portfolio.

“Midstream” MLPs are MLPs that collect, gather, process, transport and store energy products, generally without taking ownership of the energy products. Midstream MLPs may also operate ancillary businesses, including the marketing of energy products and logistical services related thereto, but are typically not engaged in the mining, production or distribution of energy products. Midstream MLPs may include MLP C-corps which are midstream energy companies structured as corporations that invest in master limited partnerships (MLPs).

The Sub-Adviser expects that monthly cash distributions will constitute a substantial portion of the Fund’s total investment returns, and that all or a portion of any such Fund distribution may be treated as a return of capital for tax purposes.

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index of securities. Instead, it uses an active investment strategy that seeks to meet its investment objective. The Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in the securities of issuers engaged primarily in energy-related industries. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can. In attempting to meet its investment objective, the Fund may engage in active and frequent trading of portfolio securities.

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WHAT IS AN MLP?

An MLP generally is treated as a partnership for U.S. federal income tax purposes, which means no U.S. federal income tax is paid by the MLP, subject to the application of certain partnership audit rules. To qualify as a partnership, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource-based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner (that typically controls the operations and management of the MLP) and limited partners (that typically own common units in the MLP that have only limited voting rights).

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

MLP Risk. Investments in MLPs may be negatively impacted by tax law changes, changes in interest rates, the failure of the MLP’s parent or sponsor to make payments as expected, regulatory developments or other factors affecting the MLP’s underlying assets, which are typically in the natural resources and energy sectors.

Energy Infrastructure Sector Risks. Risks of investing in companies in the energy infrastructure sector include, but are not limited to, reduced volumes of natural gas or other energy commodities available for transporting, processing or storing; new construction risks and acquisition risk which can limit growth potential; a sustained reduced demand for crude oil, natural gas and refined petroleum products; changes in the regulatory environment; extreme weather; rising interest rates; and threats of attack by terrorists.

MLP Tax Risk. MLPs taxed as partnerships generally do not pay U.S. federal income tax at the partnership level. Accordingly, a change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being required to pay U.S. federal income tax on its taxable income, which could result in a reduction in the value of your investment in the Fund and lower its income.

Interest Rate Risk. As yield-based investments, MLPs carry interest rate risk and may underperform in rising interest rate environments.

Leverage Risk. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility. The Fund cannot guarantee that the use of leverage will produce increased income or a higher return on an investment. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so in order to satisfy its obligations.

Options Risk. When the Fund purchases options, it risks the loss of the cash paid for the options if the options expire unexercised. When the Fund sells (writes) call options, it forgoes the opportunity to benefit from an increase in the value of the underlying asset above the exercise price, but it continues to bear the risk of a decline in the value of the underlying asset. In addition, the Fund may earn premiums from writing call options. For shareholders who hold Shares in a taxable account, profits from writing call options are generally treated as short-term capital gains for U.S. federal income tax purposes, taxable as ordinary income for shareholders upon distribution. Also, where a put or call option on a particular underlying asset is purchased to hedge against price movements in a related asset, the price of the put or call option may move more or less than the price of the related asset. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out an option position.

MLP Liquidity Risk. Although common units of MLPs trade on a national securities exchange, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. As a result, these securities may be difficult to dispose of at a fair price at the times when the Sub-Adviser believes it is desirable to do so.

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Non-Diversified Fund Risk. The Fund is considered non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent the Fund invests more of its assets in the securities of fewer issuers than would a diversified fund.

Deferred Tax Liability Risk. The Fund is taxed as a corporation for federal income tax purposes. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. As a “C” corporation, the Fund is subject to U.S. federal income tax on its taxable income at the corporate income tax rate as well as state and local income taxes. The Fund will not benefit from the current favorable federal income tax rates on long-term capital gains and Fund income, losses and expenses will not be passed through to the Fund’s shareholders. As a “C” corporation, the Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s net asset value (“NAV”).

Returns of Capital Distributions From the Fund Reduce the Tax Basis of Shares. All or a portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Returns of capital distribution are not taxable income to you but reduce your tax basis in your Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. You should not assume that the source of the distributions is from the net profits of the Fund.

Futures Contracts Risk. The successful use of futures contracts depends upon the Sub-Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations, including: imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; possible lack of a liquid secondary market; the possibility that a counterparty will default in the performance of its obligations; the possibility that a failure to close a position may result in delivery of an illiquid asset to the Fund or that rapid selling to avoid delivery may result in unfavorable execution prices; and possible inefficiencies that are created by the need to “roll contracts” (i.e., sell out of a contract that is nearing delivery or settlement in favor of a contract with a delivery or settlement date that is further into the future). If the Sub-Adviser seeks to apply a hedge in the Fund’s portfolio at an inappropriate time or judges market movements incorrectly, futures strategies may lower the Fund’s return.

Short Sales Risk. Generally, to the extent the price of a security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss. The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited.

Risks of Investing in ETFs and Other Registered Investment Companies. In addition to the risks associated with the underlying assets held by an ETF or other registered investment company, the Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by such vehicle could decrease. Investments in ETFs are also subject to the following additional risks: (1) an ETF’s shares may trade above or below its NAV; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) trading an ETF’s shares may be halted by the listing exchange; (4) a passively managed ETF may not track the performance of the reference asset; and (5) a passively managed ETF may hold troubled securities or other investments.

Small- and Mid-Capitalization Companies Risk. Small- and mid-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small- and mid-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Fund.

Market Risk.  The value of the securities in the Fund may go up or down (sometimes significantly) in response to the prospects of individual companies and/or general economic conditions, including local, regional or global events.

Management Risk. The Sub-Adviser’s judgments about the attractiveness and potential appreciation of a security or other asset may prove to be inaccurate and may not produce the desired results.

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ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade at a discount to NAV and possibly face delisting.

•Costs of Buying or Selling Shares.  Due to the costs of buying or selling Shares, including brokerage commissions and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings, and the Fund cannot be predicted whether Shares will trade below, at or above their NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

•Cash Transactions Risk.  The Fund expects to generally effect its creations and redemptions entirely for cash, rather than for in-kind securities. Accordingly, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

•Fund Shares Liquidity Risk. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the ETF’s NAV and market price.

PERFORMANCE INFORMATION

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns for one year, five years and ten years compared with a broad-based index and a style-specific index (one reflecting the market segments in which the Fund invests), in that order. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by calling the Fund at (888) 383-0553.

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60%
30%
0%
-30%
-60%
(45.59)%
23.91%
(6.56)%
(25.10)%
4.95%
(49.79)%
52.22%
32.23%
23.47%
30.90%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

• During the periods shown in the bar chart, the highest return for a calendar quarter was 65.99% (quarter ended 6/30/2020).

• During the periods shown in the bar chart, the lowest return for a calendar quarter was (74.01)% (quarter ended 3/31/2020).

Average Annual Total Returns – (For the Period Ended December 31, 2024)	1 Year	5 Years	10 Years
Before taxes	30.90%	10.31%	(2.10)%
After taxes on distributions(1)	28.52%	8.92%	(2.89)%
After taxes on distributions and sale of shares(1)	19.71%	7.85%	(1.70)%
FT Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	23.76%	14.10%	12.73%
Alerian MLP Infrastructure Index (reflects no deduction for fees, expenses or taxes)	26.70%	14.75%	3.28%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Shares at the end of the measurement period.

MANAGEMENT OF THE FUND

Investment Adviser and Sub-Adviser

Virtus Investment Advisers, LLC is the Fund’s investment adviser (the “Adviser” or “VIA”). ETFis Series Trust I (the “Trust”) and the Adviser have engaged Infrastructure Capital Advisors, LLC as the Fund’s sub-adviser (the “Sub-Adviser”) to manage the Fund’s investments, subject to the oversight and supervision of the Adviser and the Board of Trustees of the Trust (the “Board”). Prior to January 1, 2025, Virtus ETF Advisers LLC (“VEA”) was the Fund’s investment adviser. Effective January 1, 2025, VEA’s rights and obligations under the investment advisory, subadvisory and expense limitation agreements for the Trust have been transferred to, and assumed by, VIA. Both VIA and VEA are wholly owned indirect subsidiaries of Virtus Investment Partners, Inc.

Portfolio Managers

The following employees of the Sub-Adviser are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio: Jay D. Hatfield (since October 2014) and Andrew Meleney (since February 2024).

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PURCHASE AND SALE OF FUND SHARES

Unlike conventional investment companies, the Fund generally issues and redeems Shares on a continuous basis, at NAV, in aggregate blocks of Shares or multiples thereof (“Creation Units”). The Fund’s Creation Units may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants”, that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Shares only on the Exchange through a broker-dealer. Shares of the Fund will trade on the Exchange at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.virtusetfs.com.

TAX INFORMATION

The Fund is taxed as a regular corporation or “C” corporation for U.S. federal, state and local income tax purposes. The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement. A portion of the Fund’s distributions is also expected to be treated as a return of capital for tax purposes. Return of capital distributions are not taxable to you, but reduce your tax basis in your Shares (but not below zero).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Sub-Adviser or their respective affiliates may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING THE FUND’S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Additional Information Regarding the Fund’s Objective. The Fund seeks total return primarily through investments in equity securities of publicly traded master limited partnerships and limited liability companies taxed as partnerships (“MLPs”).The investment objective of the Fund may be changed by the Board without shareholder approval upon 60 days’ notice to the shareholders. There is no guarantee that the Fund will achieve its objective.

Additional Information Regarding the Fund’s Principal Investment Strategy. Under normal market conditions, the Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of MLPs in the energy infrastructure sector.

To this end, the Fund will focus on investing in MLPs selected by the Fund’s Sub-Adviser, that, as their principal business, operate assets used in energy products and that trade on a national securities exchange. The Fund may invest in securities of MLPs of all capitalization sizes.

The Fund’s investment strategy will be guided by the following policies:

•The Fund will typically focus on “midstream” MLPs.

•In addition to investments in MLPs, the Fund may also write call and put options on securities, ETFs or security indexes in an effort to generate additional current income and reduce volatility in the Fund’s portfolio. Although not required to do so, the Fund will typically write a call option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option.

•The Fund may also borrow from banks for investment purposes in an amount up to 33 1⁄3% of its total assets, in compliance with the 1940 Act.

•The Fund expects to typically invest in a portfolio of between 25 to 50 MLPs; however, there is no limit on the number of MLPs in which the Fund may invest.

•Under normal circumstances, the Fund will not invest more than 15% of its total assets in any one issuer.

•The Fund may invest in MLP units, securities of companies holding primarily general partner or managing member interests in MLPs, and securities that themselves own interests in MLPs (e.g., ETFs and other registered investment companies that invest in MLPs). The Fund may also invest for speculative purposes in options and futures contracts in connection with any of the foregoing types of securities.

•The Fund may also invest in ETFs, other registered investment companies, options and futures contracts, or establish short positions in any of the foregoing, in an effort to hedge against market, interest rate or commodity risks in the Fund’s portfolio.

“Midstream” MLPs are MLPs that collect, gather, process, transport and store energy products, generally without taking ownership of the energy products. Midstream MLPs may also operate ancillary businesses, including the marketing of energy products and logistical services related thereto, but are typically not engaged in the mining, production or distribution of energy products.

The Sub-Adviser expects that monthly cash distributions will constitute a substantial portion of the Fund’s total investment returns, and that all or a portion of any such Fund distribution may be treated as a return of capital for tax purposes.

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index of securities. Instead, it uses an active investment strategy that seeks to meet its investment objective. The Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in the securities of issuers engaged primarily in energy-related industries. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can. In attempting to meet its investment objective, the Fund may engage in active and frequent trading of portfolio securities.

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The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ notice to shareholders. Certain fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (the “SAI”) under “Investment Restrictions”.

The Fund will typically focus on “midstream” MLPs, which are MLPs that collect, gather, process, transport and store natural resources and their byproducts (primarily crude oil, natural gas and refined petroleum products), generally without taking ownership of the energy products. Midstream MLPs may also operate ancillary businesses, including the marketing of energy products and logistical services related thereto, but are typically not engaged in the mining, production or distribution of energy products.

The Sub-Adviser’s investment decisions are based on a variety of quantitative, qualitative and relative valuation factors. The Sub-Adviser will typically evaluate potential investments with respect to certain key variables that the Sub-Adviser believes make a business successful over time, including, without limitation, a company’s competitive position, its perceived ability to earn a high return on capital, the historical and projected stability and reliability of its profits, its anticipated ability to generate cash in excess of its growth needs and its access to additional capital. The Sub-Adviser also expects to utilize its personnel’s experience in evaluating energy infrastructure investments and its long-term relationships with energy industry participants to help identify investment opportunities.

The Fund expects to typically invest in a portfolio of between 25 to 50 MLPs; however, there is no limit on the number of MLPs in which the Fund may invest. Under normal circumstances, the Fund will not invest more than 15% of its total assets in any one issuer.

The Fund may invest in MLP units, securities of companies holding primarily general partner or managing member interests in MLPs, and securities that themselves own interests in MLPs (e.g., ETFs and other registered investment companies that invest in MLPs). The Fund may also invest for speculative purposes in options and futures contracts in connection with any of the foregoing types of securities. In addition to investments in MLPs, the Fund may also write call and put options in an effort to generate additional current income and reduce volatility in the Fund’s portfolio. The Fund may also borrow for investment purposes in an amount up to 33 1⁄3% of its total assets, in compliance with the 1940 Act. The Fund may also invest in ETFs, other registered investment companies, options and futures contracts, or establish short positions in any of the foregoing, in an effort to hedge against market, interest rate or commodity risks in the Fund’s portfolio.

While the Fund’s primary focus is investment in MLPs, the Fund has flexibility to invest in other types of securities, including, without limitation, equity securities of large-, mid- and small-capitalization companies, ETFs and other investment companies, when the Sub-Adviser believes they offer more attractive opportunities or to meet liquidity, redemption or short-term investing needs.

The Sub-Adviser expects that monthly cash distributions will contribute a substantial portion of the Fund’s total investment returns.

Additional Information Regarding MLPs. A MLP generally is treated as a partnership for U.S. federal income tax purposes, which means no U.S. federal income tax is paid by the MLP, subject to the application of certain partnership audit rules. To qualify as a partnership, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner generally controls the operations and management of the MLP, and typically holds a general partner interest (generally up to 2% of the equity interests in the MLP) plus, in many cases, ownership of common units and subordinated units. Limited partners typically own common units in the MLP that have only limited voting rights.

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MLPs are typically structured such that common units and general partner interests have first priority to receive monthly cash distributions up to an established minimum amount (“MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is often eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

Certain Investments. To the extent that the Sub-Adviser makes investments for the Fund that are regulated by the Commodities Futures Trading Commission, it will do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Adviser has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Adviser will not be subject to registration or regulation as a commodity pool operator under the CEA with respect to the Fund to the extent that it complies with the requirements of the rule.

Additional Information Regarding the Fund’s Principal Risks.

MLP Risk. Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner and cash flow risks. MLP common units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy infrastructure sector, changes in a particular issuer’s financial condition or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Energy Infrastructure Sector Risks. A fund concentrated in a single industry or sector, such as the energy infrastructure sector, is likely to present more risks than a fund that is broadly diversified over several industries or sectors. The Fund invests primarily in energy infrastructure companies. Energy infrastructure companies are subject to risks specific to the energy infrastructure sector, including, but not limited to, reduced volumes of natural gas or other energy commodities available for transporting, processing or storing; new construction risks and acquisition risk which can limit growth potential; a sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes; changes in the regulatory environment; extreme weather; rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and threats of attack by terrorists.

MLP Tax Risk. MLPs taxed as partnerships generally do not pay U.S. federal income tax at the partnership level, subject to the application of certain partnership audit rules. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and lower income.

MLPs taxed as partnerships file a partnership tax return for U.S. federal, state and local income tax purposes and communicate to each investor in such MLP the investor’s allocable share of the MLP’s income, gains, losses, deductions and expenses via a “Schedule K-1.” Each year, the Fund will send you an annual tax statement (Form 1099) to assist you in completing your federal, state and local tax returns. An MLP might need to amend its partnership tax return and, in turn, send amended Schedules K-1 to investors in the MLP, such as the Fund. When necessary, the

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Fund will send you a corrected Form 1099 to reflect Schedule K-1 information reclassified by an MLP, which could, in turn, require you to amend your federal, state or local tax returns.

Historically, MLPs have been able to offset a significant portion of their taxable income with tax deductions, including depreciation and amortization expense deductions. The law could change to eliminate or reduce such tax deductions, which ultimately shelter the recognition of taxable income by the Fund. The elimination or reduction of such tax benefits could significantly reduce the value of the MLPs held by the Fund, which would similarly reduce the Fund’s NAV. Additionally, the Fund could consequently be subject to U.S. federal, state and local corporate income taxes on a greater portion of the amount of the distributions it receives from the MLPs, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax advantaged return of capital.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs taxed as partnerships in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable, even though the shareholders at the time of the distribution might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though the Fund’s shareholders at the time of the distribution will not have corresponding economic gain on their shares at the time of the distribution.

The portion of the distributions received by the Fund each year that is considered a return of capital from the MLPs taxed as partnerships will not be known until the Fund receives a Schedule K-1 for that year with respect to certain of its MLP investments. The Fund’s tax liability will not be known until the Fund completes its annual tax return. The Fund’s tax estimates could vary substantially from the actual liability and therefore the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. The payment of corporate income taxes imposed on the Fund will decrease cash available for distribution to shareholders.

Interest Rate Risk. As yield-based investments, MLPs carry interest rate risk and may underperform in rising interest rate environments. Additionally, when investors have heightened fears about the economy, the risk spread between MLPs and competing investment options can widen, which may have an adverse effect on the stock price of MLPs. Rising interest rates may increase the potential cost of MLPs financing projects or cost of operations, and may affect the demand for MLP investments, either of which may result in lower performance by or distributions from the Fund’s MLP investments.

Leverage Risk. Leverage is investment exposure which exceeds the initial amount invested. When the Fund borrows money for investment purposes, or when the Fund engages in certain derivative transactions such as options or futures contracts, the Fund may become leveraged. The loss on a leveraged derivative instrument may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility. The Fund cannot guarantee that the use of leverage will produce increased income or a higher return on an investment. This requirement limits the amount of leverage the Fund may have at any one time, but it does not eliminate leverage risk. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so in order to satisfy its obligation. To the extent that the Fund borrows money from banks for investment purposes, the Fund will be required to pay interest on the loan, which is not a covered expense under the Fund’s unified fee, and will therefore increase expenses and reduce returns. The Fund’s bank loans may charge variable rate interest, which means that if interest rates rise, the Fund’s interest expense will increase.

Options Risk. The purchase and writing of options involve certain risks. During the option period, the writer of a call option has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset) above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying asset decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying asset

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at the exercise price or provide the cash settlement amount. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying asset, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular underlying asset is purchased to hedge against price movements in a related asset, the price of the put or call option may move more or less than the price of the related asset. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out an option position. If the Sub-Adviser seeks to apply a hedge in the Fund’s portfolio at an inappropriate time or judges market movements incorrectly, options strategies may lower the Fund’s return.

MLP Liquidity Risk. Although common units of MLPs trade on a national securities exchange, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Sub-Adviser believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions to you.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Tax Status of the Fund. The Fund is taxed as a regular corporation for federal income tax purposes. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. As a “C” corporation, the Fund is subject to U.S. federal income tax on its taxable income at the corporate income tax rate as well as state and local income taxes. The Fund will not benefit from the current favorable federal income tax rates on long-term capital gains and Fund income, losses and expenses will not be passed through to the Fund’s shareholders.

This could result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and for its shareholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. This could result in changes over time in the practices applied by the Fund, which, in turn, could have significant adverse consequences on the Fund and its shareholders. Moreover, changes in tax laws, rates or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLPs in which the Fund invests. Legislation also could negatively impact the amount, timing and/or tax characterization of distributions received by Fund shareholders.

Deferred Tax Liability. With respect to the Fund, cash distributions from an MLP to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. Sales of MLP securities may result in reversals of previously deferred expenses referred to as “recapture income,” resulting in additional ordinary income being allocated to the Fund and reduction of allocated capital gain and increase of allocated capital loss. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s net asset value (“NAV”). Increases in deferred tax liability will decrease NAV. Conversely, decreases in deferred liability will increase NAV, but only to the extent of previously accrued deferred tax liability, i.e., no deferred tax asset will be accrued. The Fund will rely to a large extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, Virtus Investment Advisers, LLC will modify the estimates or assumptions regarding the Fund’s deferred tax

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liability as new information becomes available. The Fund’s estimates regarding its deferred tax liability are made in good faith, however, the daily estimate of the Fund’s deferred tax liability used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations, currently 21%, and an assumed rate attributable to state taxes.

Returns of Capital Distributions From the Fund Reduce the Tax Basis of Shares. All or a portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Returns of capital distribution are not taxable income to you but reduce your tax basis in your Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. You should not assume that the source of the distributions is from the net profits of the Fund.

Futures Contracts Risk. The successful use of futures contracts depends upon the Sub-Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations, including: imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; losses caused by unanticipated market movement, which are potentially unlimited; the Sub-Adviser’s inability to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors; the possibility that a counterparty will default in the performance of its obligations; the possibility that the Fund may have insufficient cash and have to sell securities from its portfolio to meet the daily variation margin requirements at a time when it may be disadvantageous to do so; the possibility that a failure to close a position may result in delivery of an illiquid asset to the Fund or that rapid selling to avoid delivery may result in unfavorable execution prices; and possible inefficiencies that are created by the need to “roll contracts” (i.e., sell out of a contract that is nearing delivery or settlement in favor of a contract with a delivery or settlement date that is further into the future). If the Sub-Adviser seeks to apply a hedge in the Fund’s portfolio at an inappropriate time or judges market movements incorrectly, futures strategies may lower the Fund’s return.

Short Sales Risk. The Fund will incur a loss as a result of a short sale if the price of the asset sold short increases from the short sale price. In addition, the lender of the borrowed asset may request, or market conditions may dictate, that the asset sold short be returned to the lender on short notice, and, as a result, the Fund may have to buy the asset sold short at an unfavorable time and for an unfavorable price. If this occurs, the Fund’s investment may result in a loss. If the Fund holds both long and short positions, both positions may decline simultaneously, in which case the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns. The Fund will also incur increased transaction costs associated with selling assets short. The Fund is also required to pay the broker any dividends and/or interest that accrue during the period that the short sale remains open. To the extent the Fund holds high levels of cash or cash equivalents for collateral needs, such cash or cash equivalents are not expected to generate material interest income in an environment of low overall interest rates, which may have an adverse effect on the Fund’s performance.

Risks of Investing in ETFs and Other Registered Investment Companies. The Fund may invest in ETFs or other registered investment companies. Through its positions in ETFs and other registered investment companies, the Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETF or other registered investment company could decrease (or increase). In addition to the risks associated with the underlying assets held by an ETF, investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; and (3) trading an ETF’s shares may be halted by the listing exchange. Further, a passively managed ETF or other registered investment company may not track the performance of the reference asset and may hold troubled securities or other investments. Investments in ETFs and other registered investment companies may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs or other registered investment companies in which it invests.

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Small- and Mid-Capitalization Companies Risk. Investing in the securities of small- and mid-capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small- and mid-capitalization companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small- and mid-capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of their shares without an unfavorable impact on prevailing prices. Small- and mid-capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small- and mid-capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies. Small- and mid-capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate. The foregoing risks are generally increased for smaller capitalization companies as compared to companies with larger capitalizations.

Market Risk. The value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Fund’s control, including the quality of the Fund’s investments, economic conditions, adverse investor sentiment, poor management decisions, lower demand for a company’s goods or services, and general market conditions. In a declining market, the prices for all securities (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. Security values tend to move in cycles, with periods when securities markets generally rise and periods when they generally decline. In addition, local, regional or global events such as war (e.g., Russia’s invasion of Ukraine and the Israel-Hamas war), acts of terrorism, natural or environmental disasters, the spread of infectious illnesses or other public health issues, recessions, or other events could have a significant impact on the Fund, its investments and the trading of its Shares.

Management Risk. Because the Fund is actively managed, an investment in the Fund is subject to the risk that the investment process, techniques and risk analyses applied by the Sub-Adviser will not produce the desired results, and that the Fund’s investments may underperform the market or applicable benchmarks. The NAV of the Shares changes daily based on the performance of the securities and other instruments in which the Fund invests. Different types of securities and other instruments tend to shift into and out of favor with investors depending on market and economic conditions. There is no guarantee that the Sub-Adviser’s judgments about the attractiveness or value of, or potential income from, particular investments will be correct or produce the desired results. If the Sub-Adviser fails to accurately judge potential investments or if investments in MLPs go out of favor, the Share price may be adversely affected.

ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares may trade at a discount to NAV and possibly face delisting.

•Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by those brokers. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Shares have more trading volume and market liquidity and higher if the Shares have little trading volume and market liquidity. Further, increased

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market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of Shares on the Exchange or any other exchange on which Shares are traded. It cannot be predicted whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund trading individually or in the aggregate at any point in time. The market prices of Shares may deviate significantly from the NAV of the Shares during periods of market volatility. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV. For example, during a “flash crash,” the market prices of the Shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell Shares at these temporarily low market prices.

•Cash Transactions Risk. Unlike certain ETFs, the Fund expects to generally effect its creations and redemptions entirely for cash, rather than for in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind. Additionally, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its Shares principally in-kind, could be imposed on the Fund and thus decrease the Fund’s NAV to the extent they are not offset by the creation and redemption transaction fees paid by purchasers and redeemers of creation units.

•Early Closing Risk. An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell Shares on that day.

•No Assurance of Active Trading Market Risk. Although the Shares are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares. Further, market makers (other than lead market makers) have no obligation to make markets in the Shares and may discontinue doing so at any time without notice.

•Redeeming Risk. Shares in the Fund generally may be redeemed only in Creation Units and only by Authorized Participants. All other persons or entities transacting in Shares must generally do so in the secondary market.

Risks Related to Portfolio Turnover. As a result of its trading strategy, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other registered investment companies. Because portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Fund realizes capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

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Temporary Defensive Positions. In certain adverse market, economic, political or other conditions, the Fund may temporarily depart from its normal investment policies and strategies. At such times, the Fund may hold little or no short positions or the Fund may invest in cash or cash equivalents, such as money market instruments, and to the extent permitted by applicable law and the Fund’s investment restrictions, shares of other investment companies, including money market funds. Under such circumstances, the Fund may invest up to 100% of its assets in these investments and may do so for extended periods of time. To the extent that the Fund invests in money market instruments or other investment companies, shareholders of the Fund would indirectly pay both the Fund’s expenses and the expenses relating to those other investment companies with respect to the Fund’s assets invested in such investment companies. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Disclosure of Portfolio Holdings. The Fund’s portfolio holdings are disclosed on the Fund’s website (www.virtusetfs.com) daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Virtus Investment Advisers, LLC (formerly known as Virtus Investment Advisers, Inc.) (“VIA” or the “Adviser”), located at One Financial Plaza, Hartford, Connecticut 06103, serves as the investment adviser to the Funds. VIA, an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business, acts as the investment adviser for over 60 mutual funds. VIA has acted as an investment adviser for over 80 years. As of December 31, 2024, VIA had approximately $44.3 billion in assets under management.

Adviser Compensation. The Adviser receives a monthly fee at the annual rate of the 0.075% of the Fund’s average daily net assets, subject to a minimum annual fee of $25,000. The Sub-Adviser pays the Adviser’s fee out of the Sub-Adviser’s fee, pursuant to the Sub-Advisor’s unified fee arrangement with the Fund, as described below.

INVESTMENT SUB-ADVISER

The Fund’s sub-adviser is Infrastructure Capital Advisors, LLC, 1325 Avenue of the Americas, 28th Floor, New York, NY 10019. The Sub-Adviser serves in that capacity pursuant to a sub-advisory contract (the “Sub-Advisory Agreement”) with the Adviser and the Trust on behalf of the Fund, as approved by the Board. The Sub-Adviser makes day-to-day investment decisions for the Fund and selects broker-dealers for executing portfolio transactions, subject to the Sub-Adviser’s best execution obligations and the Trust’s and the Sub-Adviser’s brokerage policies. The Adviser, however, will continue to have overall responsibility for the management and investment of the assets and responsibility for all advisory services furnished by the Sub-Adviser, and will supervise the Sub-Adviser in the performance of its duties for the Fund pursuant to written policies and procedures designed to prevent violations of applicable laws and regulations, Board procedures, and the provisions of the Fund’s prospectus and SAI, as supplemented from time to time.

The Sub-Adviser was organized as a New York limited liability company in January 2012. The Sub-Adviser has served as the sub-adviser of the Fund since the inception of the Fund’s operations. The Sub-Adviser is controlled by Jay D. Hatfield, its co-founder and president. Mr. Hatfield has been managing investments for clients, including private investment funds, since 2001. As of December 31, 2024, the Sub-Adviser had approximately $2.45 billion in assets under management.

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Sub-Adviser Compensation. As full compensation for its services to the Fund, the Sub-Adviser receives monthly compensation from the Fund at the annual rate of 0.95% of the Fund’s average daily net assets. The Sub-Adviser’s fee is structured as a “unified fee.” Therefore, in consideration of the fees paid with respect to the Fund, the Sub-Adviser has agreed to pay all of the expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Sub-Adviser’s fee; payments under a 12b-1 plan (if any); brokerage expenses; taxes; interest; litigation expenses; and other non-routine and extraordinary expenses of the Fund.

Disclosure Regarding Approval of Advisory and Sub-Advisory Agreements. A discussion regarding the basis for the Board’s most recent approval of the investment advisory agreement and investment sub-advisory agreement for the Fund is available in the Fund’s most recent reports filed on form N-CSR for the fiscal period ended April 30, 2024. You may obtain a copy of the Fund’s annual and semi-annual reports and annual and semi-annual financial statements, without charge, upon request to the Fund.

PORTFOLIO MANAGERS

The following employees of the Sub-Adviser are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

•Jay D. Hatfield, Co-Founder and President of the Sub-Adviser

Mr. Hatfield is the Chief Executive Officer of Infrastructure Capital Management, LLC (“ICM”), a private investment company that he founded in 2002.

Prior to founding ICM, Mr. Hatfield was a portfolio manager with SAC Capital Advisors, where he managed a $500 million infrastructure fund focused on investing in credit instruments and infrastructure-related equities. Before joining SAC, Mr. Hatfield was a Managing Director and Head of Fixed Income Research at Zimmer Lucas Partners, where he was responsible for directing research for credit funds, including infrastructure related equities in the energy and utility sectors. Mr. Hatfield began his investment banking career at Morgan Stanley & Co. Inc., where he spent over 10 years as an investment banker advising clients in the utility, power and energy industries. Mr. Hatfield began his career as an auditor and consultant at Arthur Young & Co. (now Ernst & Young), where he was a Certified Public Accountant and consultant, auditing and providing consulting services to companies in the technology, biotechnology and retailing industries.

Mr. Hatfield has a Master of Business Administration degree from the Wharton School, University of Pennsylvania, where he specialized in Finance and graduated with distinction and as a member of the Beta Gamma Sigma honor society. Mr. Hatfield also has a Bachelor of Science degree in Managerial Economics from the University of California, Davis.

•Andrew Meleney, Portfolio Manager and Director of Research of the Adviser

Mr. Meleney is a Portfolio Manager and Director of Research of the Adviser. Prior to joining the Adviser in 2016, Mr. Meleney was an equity analyst at Parker Global Strategies, focusing on midstream MLP, oil and gas equities and commodity fundamentals. Mr. Meleney is a CFA Charterholder and earned a bachelor of arts and science in economics at Tufts University.

Additional Information. Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares of the Fund is available in the Fund’s SAI.

BOARD OF TRUSTEES

The Fund is a non-diversified series of the Trust, an open-end management investment company organized as a Delaware statutory trust on September 20, 2012. The Board supervises the operations of the Trust and the Fund according to applicable state and federal law, and is responsible for the overall management of the Fund’s business affairs.

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OPERATIONAL ADMINISTRATOR

Virtus ETF Solutions LLC (the “Administrator”), located at 31 West 52nd Street, 16th Floor, New York, New York 10019, serves as the Fund’s operational administrator. The Administrator supervises the overall administration of the Trust and the Fund including, among other responsibilities, the coordination and day-to-day oversight of the Fund’s operations, the service providers’ communications with the Fund and each other and assistance with Trust, Board and contractual matters related to the Fund and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust.

ACCOUNTING SERVICES ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

The Bank of New York Mellon (“BNY”), located at 240 Greenwich Street, New York, NY 10286, directly and through its subsidiary companies, provides necessary administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as the Fund’s accounting services administrator. BNY also serves as the custodian for the Fund’s assets, and serves as transfer agent and dividend paying agent for the Fund.

DISTRIBUTOR

VP Distributors, LLC, (the “Distributor”), located at, One Financial Plaza, Hartford, CT 06103, serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust and the Fund.

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, PA 19103, serves as counsel to the Trust and the Independent Trustees.

EXPENSES OF THE FUND

The Fund pays all expenses not assumed by the Sub-Adviser. General Trust expenses that are allocated among and charged to the assets of the Fund and other series of the Trust are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of the Fund and other series of the Trust or the nature of the services performed and relative applicability to the Fund and other series of the Trust.

INVESTING IN THE FUND

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser, the Sub-Adviser or their respective affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

DETERMINATION OF NET ASSET VALUE

The NAV of the Shares for the Fund is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of Shares outstanding. Interest and investment income on the Fund’s assets accrue daily and are included in the Fund’s total assets. Expenses and fees (including investment advisory, management, administration and distribution fees, if any) accrue daily and are included in the Fund’s total liabilities. The NAV that is published is rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV is calculated to five decimal places.

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The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures approved by, and under the direction of, the Board. In determining the value of the Fund’s assets, portfolio securities are generally valued at market using quotations from the primary market in which they are traded. Debt securities (other than short-term investments) are valued on the basis of broker quotes or valuations provided by a pricing service, which in determining value utilizes information regarding recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the NAV. The Fund normally uses third party pricing services to obtain market quotations.

The Board has designated the Adviser to serve as its valuation designee, pursuant to Rule 2a-5 under the Investment Company Act of 1940 (“1940 Act”), to perform the fair value determinations relating to any or all Fund investments. Accordingly, securities and assets for which market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued by the Adviser at fair value as determined in good faith under policies approved by the Board. Fair value pricing may be used, for example, in situations where (i) portfolio securities, such as securities with small capitalizations, are so thinly traded that there have been no transactions for that security over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to change the value of the portfolio security prior to the Fund’s NAV calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. Pursuant to policies adopted by the Board, the Adviser consults with BNY and the Sub-Adviser on a regular basis regarding the need for fair value pricing. Fair value pricing is intended to result in a calculation of the Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. If the fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, you may receive more or less proceeds or Shares from redemptions or purchases of Shares, respectively, than you would have otherwise received if the portfolio security were priced using the Fund’s normal pricing procedures, which could result in the market prices for Shares deviating from NAV. The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. The Board oversees the Adviser in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

Foreign securities not denominated in U.S. dollars are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service. If securities in which the Fund invests are listed primarily on foreign exchanges that trade on weekends or other days when the Fund does not price its Shares, the NAV of the Shares may change on days when you will not be able to purchase or redeem Shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. Eastern time.

To the extent the assets of the Fund are invested in other open-end investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

The NAV is determined as of the close of regular trading on the Exchange, normally 4:00 p.m. Eastern time, on each day that the Exchange is open for business. Currently, the Exchange is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of Shares have tracked the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year will be available without charge on the Fund’s website at www.virtusetfs.com.

FREQUENT TRADING

Unlike traditional mutual funds, Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and the vast majority of trading in the Shares occurs on the secondary market. Because secondary market trades do not involve the Fund directly, those trades are unlikely to cause many of the harmful effects of frequent purchases and redemptions of Shares, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. In addition, direct trading on a short-term basis by Authorized Participants is critical to ensuring that the Shares trade at or close to NAV. The Fund also imposes transaction fees on purchases and redemptions of Creation Units by Authorized Participants, which are designed to offset the Fund’s transaction costs associated with issuing and redeeming Creation Units. Given this structure, the Board determined that it is not necessary to adopt policies and procedures with respect to frequent purchases and redemptions of Shares by Fund shareholders. The Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive or excessive trading in Creation Units. The Fund also reserves the right to reject any redemption order in accordance with applicable law.

The Board has instructed the officers of the Trust to review reports of purchases and redemptions of Creation Units on a regular basis to determine if there is any unusual trading in the Shares. The officers of the Trust will report to the Board any such unusual trading in Creation Units that is disruptive to the Fund. In such event, the Board may reconsider its decision not to adopt market timing policies and procedures.

DISTRIBUTIONS

The Fund currently anticipates making distributions to its shareholders monthly in an amount that is approximately equal to the distributions the Fund received from its investments, including the MLPs in which it invests, less the actual, estimated or anticipated expenses of the Fund, including taxes imposed on the Fund (if any). Generally, the Fund expects, based on its investment objective and strategies, that its distributions, if any, will be treated for U.S. federal income tax purposes as ordinary income, tax-deferred returns of capital, and/or capital gains. Unlike the MLPs in which the Fund invests, the Fund is not a pass-through entity. Consequently, the tax characterization of the distributions paid by the Fund may differ greatly from those of the MLPs in which the Fund invests.

Distributions in cash may be reinvested automatically in additional Shares of the Fund only if the broker through which you purchased Shares makes such option available.

At the time you purchase your Shares, the price of Shares may reflect undistributed income or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend is sometimes known as “buying a dividend.” In addition, the price of Shares may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you.

FEDERAL INCOME TAXES

TAX TREATMENT OF THE FUND

The Fund is taxed as a regular corporation for federal income tax purposes and as such is obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. This treatment differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay federal and state taxes on its taxable income as opposed to most other investment companies which are not so obligated.

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The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Fund must report its allocable share of the MLPs’ taxable income in computing its taxable income, regardless of the extent (if any) to which the MLPs make distributions. Based upon the Adviser’s review of the historic results of the types of MLPs in which the Fund invests, the Adviser expects that the cashflow received by the Fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund’s adjusted tax basis in each MLP as described in the following paragraph). A variety of factors could contribute to this result, including significant non-cash deductions, such as accelerated depreciation. There is no assurance that the Adviser’s expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, the Fund might bear a greater tax burden and have less cash available to distribute to you or to pay towards Fund expenses.

The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of its portfolio assets, including equity securities of MLPs, equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such assets. Any such gain will be subject to U.S. federal income tax at the corporate income tax rate, regardless of how long the Fund has held such assets since preferential capital gain rates do not apply to regular corporations such as the Fund. The amount realized by the Fund in any case generally will be the amount paid by the purchaser of the assets plus, in the case of MLP equity securities, the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund’s tax basis in its equity securities in an MLP generally is equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the Fund, net of a deferred tax liability, such distribution will decrease the Fund’s tax basis in its MLP investment and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund. To the extent that the Fund has a net capital loss in any year, the net capital loss can be carried back three taxable years and forward five taxable years to reduce the Fund’s capital gains in such years. In the event a capital loss carryover cannot be utilized in the carryover periods, the Fund’s federal income tax liability may be higher than expected, which will result in less cash available to distribute to shareholders.

Taxes, penalties, and interest associated with an audit of a partnership generally are required to be assessed and collected at the partnership level. Therefore, an adverse federal income tax audit of an MLP taxed as a partnership that the Fund invests in could result in the Fund being required to pay federal income tax. The Fund may have little input in any audit asserted against an MLP and may be contractually or legally obligated to make payments in regard to deficiencies asserted without the ability to put forward an independent defense. Accordingly, even if an MLP in which the Fund invests were to remain classified as a partnership, it could be required to pay additional taxes, interest and penalties as a result of an audit adjustment, and the Fund, as a direct or indirect partner of such MLP, could be required to bear the economic burden of those taxes, interest and penalties, which would reduce the value of Shares.

Additional Information on the Deferred Tax Liability. In calculating the Fund’s daily NAV, the Fund will, among other things, account for its deferred tax liability and/or asset balances. As a result, any deferred tax liability and/or asset is reflected in the Fund’s daily NAV.

The Fund will accrue a deferred income tax liability balance, at the applicable U.S. federal corporate income tax rate plus an estimated state and local income tax rate for its future tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital, as well as for its future tax liability associated with the capital appreciation of its investments. The Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Any deferred tax liability balance will reduce the Fund’s NAV. Upon the Fund’s sale of an MLP security, the Fund may be liable for previously deferred taxes.

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The Fund will accrue, in accordance with generally accepted accounting principles, a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV. To the extent the Fund has a deferred tax asset balance, the Fund will assess, in accordance with generally accepted accounting principles, whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required. Pursuant to Financial Accounting Standards Board Accounting Standards Codification 740 (FASB ASC 740), the Fund will assess a valuation allowance to reduce some or all of the deferred tax asset balance if, based on the weight of all available evidence, both negative and positive, it is more likely than not that some or all of the deferred tax asset will not be realized. The Fund will use judgment in considering the relative impact of negative and positive evidence. The weight given to the potential effect of negative and positive evidence will be commensurate with the extent to which such evidence can be objectively verified. The Fund’s assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are dependent on, among other factors, future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may be limited or expire unused. However, this assessment generally may not consider the potential for market value increases with respect to the Fund’s investments in equity securities of MLPs or any other securities or assets. Significant weight is given to the Fund’s forecast of future taxable income, which is based on, among other factors, the expected continuation of MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as federal tax net operating loss carryforwards do not expire and federal capital loss carryforwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset in connection with the calculation of the Fund’s NAV per share each day; however, to the extent the final valuation allowance differs from the estimates the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Fund’s NAV.

The Fund’s deferred tax asset and/or liability balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by MLPs in determining the extent to which distributions received from MLPs constitute a return of capital, which may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. If such information is not received from such MLPs on a timely basis, the Fund will estimate the extent to which distributions received from MLPs constitute a return of capital based on average historical tax characterization of distributions made by MLPs. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. As a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. The Fund’s daily NAV calculation will be based on then current estimates and assumptions regarding the Fund’s deferred tax liability and/or asset balances and any applicable valuation allowance, based on all information available to the Fund at such time. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.

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TAX TREATMENT OF FUND SHAREHOLDERS

Receipt of Distributions

Distributions made by the Fund will generally constitute dividends to the extent of your allocable share of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the types of MLPs in which the Fund intends to invest, the Adviser anticipates that the distributed cash from the MLPs generally will exceed the Fund’s share of the MLPs’ taxable income. Consequently, the Adviser anticipates that only a portion of the Fund’s distributions will be treated as dividend income to you. To the extent that distributions to you exceed your allocable share of the Fund’s current and accumulated earnings and profits, your tax basis in the Shares with respect to which the distribution is made will be reduced, which will increase the amount of any taxable gain (or decrease the amount of any tax loss) realized upon a subsequent sale of such Shares. To the extent you hold such Shares as a capital asset and have no further basis in the Shares to offset the distribution, you will report the excess as capital gain.

Distributions treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but may be treated as “qualified dividend income.” Under current federal income tax law, qualified dividend income received by individuals and other non-corporate shareholders is taxed at long-term capital gain rates, which are 0%, 15% or 20% depending on the nature of the capital gain and the shareholder’s taxable income. For a dividend to constitute qualified dividend income, the shareholder generally must hold the Shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the shareholder engages in certain risk reduction transactions with respect to the Shares.

Dividends paid by the Fund are expected to be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code. However, corporate shareholders should be aware that certain limitations apply to the availability of the dividends received deduction, including rules which limit the deduction in cases where (i) certain holding period requirements are not met, (ii) the corporate shareholder is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property, or (iii) the corporate shareholder’s investment in Shares of the Fund is financed with indebtedness. Corporate shareholders should consult their own tax advisors regarding the application of these limitations to their particular situations.

The Tax Cuts and Jobs Act (“TCJA”), signed into law on December 22, 2017, made modifications to the corporate net operating loss (“NOL”) deduction. The TCJA eliminated the NOL carryback ability and replaced the 20-year carryforward period with an indefinite carryforward period for any NOLs arising in tax years beginning after December 31, 2017. The TCJA also established a limitation for any NOLs generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available NOLs or 80% of taxable income before any NOL utilization (the “80% limitation”). The Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”), signed into law on March 27, 2020, included a provision restricting the 80% limitation to tax years beginning after December 31, 2020. As of October 31, 2022, the Fund had NOLs available to offset future taxable income. Based on the Fund’s taxable income estimates for the current fiscal year end, the Fund anticipates it will fully utilize the pre-TCJA NOLs and the post-TCJA NOLs, resulting in an estimated federal tax liability owed for the year ended October 31, 2024.

The Fund will rely to a large extent on information provided by the MLPs, which is largely reported on a delayed basis and is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, the Adviser will modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available and may consider, among other matters, the duration of statutory carryforward periods, shareholder transactions and market conditions. The Fund’s estimates regarding its deferred tax liability are made in good faith; however, the daily estimate of the Fund’s deferred tax liability used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability.

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A federal excise tax on stock repurchases is expected to apply to the Fund with respect to share redemptions occurring on or after January 1, 2023, in accordance with the provisions of the Inflation Reduction Act of 2022. The excise tax is one percent (1%) of the fair market value of Fund share redemptions less the fair market value of Fund share issuances (in excess of $1 million of fair market value) annually on a taxable year basis.

Sale Of Fund Shares

A sale of Shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Fund distributions and gains from the sale of your Shares generally are subject to state and local taxes.

Shareholders That Are Corporations

Taxable dividends paid by the Fund to corporate shareholders will be taxed at the corporate income tax rate. Corporate shareholders may be entitled to a dividends received deduction on dividends paid by the Fund.

Shareholders That Are Tax-Exempt Organizations

Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income (“UBTI”). Because the Fund is a corporation for federal income tax purposes, an owner of any of the Shares will not report on its federal income tax return any items of income, gain, loss and deduction that are allocated to the Fund from the MLPs in which the Fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership or sale of the Shares unless its ownership is debt-financed. In general, Shares are considered to be debt-financed if the tax-exempt owner of the Shares incurred debt to acquire the Shares or otherwise incurred a debt that would not have been incurred if the Shares had not been acquired.

Shareholders That Are Regulated Investment Companies

Similarly, the income and gain realized from an investment in the Shares by an investor that is a regulated investment company will constitute qualifying income for the regulated investment company. Furthermore, the Shares will generally constitute “qualifying assets” to regulated investment companies, which generally must own at least 50% in qualifying assets at the end of each quarter, provided that the amount of the Shares owned by the regulated investment company does not constitute more than 5% of the value of the total assets held by the regulated investment company or more than 10% of the Fund’s outstanding voting securities.

Application of Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

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Non-U.S. Investors

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits.

Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends paid by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). Information about a shareholder in the Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

WITHHOLDING

By law, if you do not provide your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. Withholding is also imposed if the IRS requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

CREATION UNITS

Because Creation Units are issued and redeemed by the Fund solely for cash, an Authorized Participant generally will recognize neither gain nor loss on the issuance of Creation Units, but may recognize gain or loss on the redemption of Creation Units equal to the difference between the Authorized Participant’s basis in the Creation Units and the cash received by the Authorized Participant as part of the redemption. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming such Creation Units are held as a capital asset.

This discussion of “Federal Income Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund. For additional information, see the “Taxation” section of the Statement of Additional Information.

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FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains a website for the Fund at www.virtusetfs.com. The website for the Fund contains the following information, on a per-Share basis, for the Fund: (i) the prior Business Day’s NAV and market price; (ii) the 30-day median bid-ask spread; (iii) the reported midpoint of the bid-ask spread at the time of NAV calculation (the “Bid-Ask Price”); (iv) a calculation of the premium or discount of the Bid-Ask Price against such NAV; and (v) data in chart format displaying the frequency distribution of discounts and premiums of the Bid-Ask Price against the NAV, within appropriate ranges, for each of the four previous calendar quarters (or for the life of the Fund if, shorter). In addition, on each Business Day, before the commencement of trading in Shares on the Exchange, the Trust discloses on the Fund’s website the identities and quantities of the portfolio securities and other assets held by the Fund that will form the basis for the calculation of NAV at the end of the Business Day.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

OTHER INFORMATION

The Fund is not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objective. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by SEC rule or an exemptive order that permits registered investment companies to invest in the Fund beyond those limitations.

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FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each of the fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, which is included with the Fund’s financial statements, are included in the Fund’s Form N-CSR filed with the SEC, which is available upon request, at no charge, by calling the Fund at (888) 383-0553.

	InfraCap MLP ETF
	For the Year Ended October 31, 2024		For the Year Ended October 31, 2023		For the Year Ended October 31, 2022		For the Year Ended October 31, 2021		For the Year Ended October 31, 2020(1)
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$34.42		$33.22		$27.31		$13.78		$44.80
Investment operations:
Net investment loss(2)	(0.86)		(0.65)		(0.31)		(0.33)		(0.09)
Net realized and unrealized gain (loss)	9.09		4.69		8.86		16.50		(28.94)
Total from investment operations.	8.23		4.04		8.55		16.17		(29.03)
Less Distributions from:
Net investment income	(3.08)		(2.84)		—		—		—
Net realized gains	—		—		(2.64)		—		—
Return of capital	—		—		—		(2.64)		(1.99)
Total distributions	(3.08)		(2.84)		(2.64)		(2.64)		(1.99)
Net Asset Value, End of year	$39.57		$34.42		$33.22		$27.31		$13.78
Net Asset Value Total Return(3)	24.40%		12.91%		33.13%		121.30%		(62.67)%
Net assets, end of year (000’s omitted)	$377,544		$326,612		$333,536		$294,628		$99,107
RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses, including current and deferred income tax expense/benefit	2.75	%(4)	2.18	%(6)	1.64	%(8)	1.40	%(9)	2.01	%(10)
Expenses, excluding current and deferred income tax expense/benefit	3.01	%(5)	2.99	%(7)	1.64	%(8)	1.40	%(9)	1.89	%(10)
Net investment loss, net of income taxes	(2.21)%		(1.98)%		(1.06)%		(1.31)%		(1.71)%
Portfolio turnover rate(11)	59%		69%		62%		99%		96%

(1)     Effective March 31, 2020, the Fund had a 1 for 10 reverse stock split. The share amounts for the year ended December 31, 2020 was adjusted as a result of the 1 for 10 reverse stock split.

(2)      Based on average shares outstanding.

(3)    Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

(4)      The ratios of expenses to average net assets include interest expense of 2.06% and current and deferred income tax benefit / expense of 0.26%.

(5)      The ratios of expenses to average net assets include interest expense fees of 2.06%.

(6)      The ratios of expenses to average net assets include interest expense of 2.04% and current and deferred income tax benefit / expense of 0.81%.

(7)      The ratios of expenses to average net assets include interest expense fees of 2.04%.

(8)      The ratios of expenses to average net assets include interest expense fees of 0.69%.

(9)      The ratios of expenses to average net assets include interest expense fees of 0.45%.

(10)    The ratios of expenses to average net assets include interest expense of 0.93% and tax expense of 0.01%.

(11)    Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

ADDITIONAL INFORMATION

If you would like more information about the Trust, the Fund or the Shares, the following documents are available free upon request:

Annual and Semi-Annual Reports; Form-N-CSR Filed with the SEC

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports and in Form N-CSR filed with the SEC. You will find in the Fund’s annual report a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the prior fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

Statement of Additional Information

Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

To receive a free copy of the Fund’s SAI, annual and semi-annual reports, financial statements or other information about the Fund, or to make inquiries about the Fund, please call the Fund toll-free at (888) 383-0553. You can also access and download the SAI and the most recent annual and semi-annual reports and financial statements without charge at the Fund’s website at www.virtusetfs.com or by written request to the Fund at the address below.

To obtain other information and for shareholder inquiries:

By telephone:	(888) 383-0553

By mail:	ETFis Series Trust I 31 West 52nd Street, 16th Floor New York, NY 10019

On the Internet:	SEC Edgar database: http://www.sec.gov; or www.virtusetfs.com

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “householding”, is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Fund. You may also request that householding be eliminated from all your required mailings.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or its Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, may be generally required to deliver a Prospectus. This is in addition to any obligation dealers have to deliver a Prospectus when acting as underwriters.

ETFis Series Trust I: Investment Company Act file number 811-22819

STATEMENT OF ADDITIONAL INFORMATION

INFRACAP MLP ETF

TICKER: AMZA

EXCHANGE: NYSE Arca, Inc.

February 28, 2025

a series of

ETFis Series Trust I
31 West 52nd Street, 16th Floor
New York, NY 10019

Telephone: (888) 383-0553

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the prospectus (“Prospectus”) for the InfraCap MLP ETF (Ticker: AMZA) (the “Fund”), a series of ETFis Series Trust I (the “Trust”), dated the same date as this SAI, which incorporates this SAI by reference in its entirety. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus for the Fund may be obtained at no charge by writing or calling the Fund at the address or phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus. No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus, and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust. The SAI does not constitute an offer to sell securities.

The Fund’s financial statements are incorporated herein by reference to the Fund’s most recent Form N-CSR  for the fiscal year ended October 31, 2024, and are hereby deemed to be part of this SAI. You may obtain a copy of the Fund’s financial statements and Form N-CSR at no charge by request to the Fund at the address or phone number noted below. A copy of the Prospectus for the Fund may be obtained, without charge, by calling (888) 383-0553 or visiting www.virtusetfs.com, or writing to the Trust, c/o VP Distributors, LLC, One Financial Plaza, Hartford, CT 06103.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Delaware statutory trust on September 20, 2012 and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust currently consists of 10 investment portfolios: InfraCap MLP ETF (Ticker: AMZA); InfraCap REIT Preferred ETF (Ticker: PFFR); Virtus InfraCap U.S. Preferred Stock ETF (Ticker: PFFA); Virtus LifeSci Biotech Clinical Trials ETF (Ticker: BBC); Virtus LifeSci Biotech Products ETF (Ticker: BBP); Virtus Newfleet Multi-Sector Bond ETF (Ticker: NFLT); Virtus Private Credit Strategy ETF (Ticker: VPC); Virtus Real Asset Income ETF (Ticker: VRAI); Virtus Reaves Utilities ETF (Ticker: UTES); and Virtus WMC International Dividend ETF (Ticker: VWID). Other portfolios may be added to the Trust in the future. The Fund is classified as a non-diversified management investment company under the 1940 Act, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can. The shares of the Fund are referred to herein as “Fund Shares” or “Shares”. The offering of Shares is registered under the Securities Act of 1933 (the “Securities Act”).

The Fund’s investment adviser is Virtus Investment Advisers, LLC (the “Adviser”). The Adviser has acted as an investment adviser for over 80 years. The Fund’s sub-adviser is Infrastructure Capital Advisors, LLC (the “Sub-Adviser”). The Sub-Adviser has been registered as an investment adviser with the SEC since June 2014.

The Fund offers and issues Shares at net asset value (the “NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”), generally in exchange for cash or a basket of securities included in the Fund’s portfolio (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares are generally redeemable only in Creation Units and, generally, in exchange for cash or Deposit Securities and a Cash Component. The Fund currently expects to generally effect its creations and redemptions entirely for cash, rather than for in-kind securities. Creation Units are aggregations of Shares and are available only to certain large institutions, referred to as “Authorized Participants”, that enter into agreements with VP Distributors, LLC (the “Distributor”). In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit.

FUND NAME AND INVESTMENT POLICY. The Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in equity securities of MLPs in the energy infrastructure sector (the “Names Rule Policy”). For this Names Rule Policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket of the Names Rule Policy if they have economic characteristics similar to the other investments included in the basket. To the extent sufficient information is reasonably available, the Fund will also consider the holdings of any ETF and other U.S. registered investment companies in which it invests when determining compliance with the Fund’s Names Rule Policy. The Fund’s Names Rule Policy is not a “fundamental” policy, which means that it may be changed without a vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. However, under Rule 35d-1, shareholders must be given notice at least 60 days prior to any change by the Fund of its Names Rule Policy.

EXCHANGE LISTING AND TRADING

Fund Shares trade on the NYSE Arca, Inc. (the “Exchange”) at market prices that may be below, at or above NAV. There can be no assurance that the requirements of the Exchange necessary for the Fund to maintain the listing of its Shares will continue to be met. The Exchange will consider the suspension of trading and delisting of the Shares of the Fund if (i) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act, (ii) following the initial 12-month period after the commencement of trading of Fund Shares, there are fewer than 50 beneficial holders of Shares of the Fund, (iii) any other applicable listing requirements set forth in the Exchange’s listing rules are not continuously maintained, or (iv) any other event occurs or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

OTHER INVESTMENT POLICIES

The following policies supplement the Fund’s investment objective and policies as described in the Prospectus for the Fund. Unless the Fund’s Prospectus or this SAI states that a percentage limitation or fundamental or non-fundamental restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment.

GENERAL INVESTMENT RISKS. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund’s investment program will be successful. Investors should carefully review the descriptions of the Fund’s investments and its risks in this SAI and the Prospectus.

1

CONVERTIBLE SECURITIES. The Fund may invest directly or indirectly in securities convertible into common stock if, for example, the Sub-Adviser believes that a company’s convertible securities are undervalued in the market. Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks and warrants. Convertible securities are subject to risks associated with the performance of the company underlying the securities, as well as the underlying instruments. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

DERIVATIVE INSTRUMENTS. A derivative is a financial instrument whose value is dependent upon the value of other assets, rates or indices. The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in derivative instruments (including futures and options on such futures) imposed by the provisions of the 1940 Act and the rules thereunder. Additionally, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”), with respect to the Fund. Therefore, the Adviser is not subject to regulation or registration as a commodity pool operator under the CEA.

Legal changes may substantially affect over-the-counter (“OTC”) derivatives markets, and such changes may impact the Fund’s use of such instruments. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010 (the “Dodd-Frank Act”), provides for the regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from a fund with respect to such derivatives. Specifically, these regulations require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with a fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps have been adopted and are being phased-in over time.

Options. An option is a contract that gives the purchaser the option, in return for the premium paid, the right, but not the obligation, to buy from or sell to the writer of the option at the exercise price during the term of the option or on a specific date, the security, currency, or other instrument underlying the option. The Fund may write call and put options on securities, ETFs or security indexes to seek income or may purchase or write put or call options for hedging purposes. Options may either be listed on an exchange or traded in over-the-counter markets.

Although not required to do so, the Fund will typically write a call option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, a covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying assets above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying assets decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver (if not cash settled) the underlying assets at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying assets, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position.

Futures Contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade that have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”). No purchase price is paid or received when the contract is entered into. Instead, the Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures commission merchant (“FCM”) an amount of cash, U.S. government securities, suitable money market instruments or liquid, high-grade fixed income securities, known as “initial margin”. The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the FCM will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the FCM will pay the excess to the Fund. These subsequent payments, called “variation margin,” to and from the FCM, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as “marking to market”. When the futures contract is closed out, if the Fund has a loss equal to or greater than the margin amount, then the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, then the full margin amount and the amount of the gain are paid to the Fund and the FCM pays the Fund any excess gain over the margin amount.

2

There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

The Fund will incur brokerage fees when it purchases and sell futures contracts, and margin deposits must be maintained at all times when a futures contract is outstanding. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the futures contract.

While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying assets whenever it appears economically advantageous for the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract. If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect the Fund’s current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs, and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in an index future, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for the securities on which the future is based. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a long position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Risks of Purchase and Sale of Futures Contracts. Futures can be volatile instruments and involve certain risks. If the Sub-Adviser applies a hedge in the Fund’s portfolio at an inappropriate time or judges market movements incorrectly, futures strategies may lower the Fund’s return. The Fund could also experience losses if the prices of its futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid market.

In general, the Fund will not purchase or sell futures contracts unless either (i) the futures contracts are purchased for “bona fide hedging” purposes (as defined under the CFTC regulations); or (ii) if purchased for other purposes, (A) the sum of the amounts of initial margin deposits and premiums required to establish such positions on the Fund’s existing futures would not exceed 5% of the liquidation value of the Fund’s portfolio or (B) the aggregate net notional value of commodity futures, commodity options contracts, or swaps positions determined at the time the most recent position was established does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into.

EQUITY SECURITIES.

Direct and Indirect Common Stock. The Fund may invest in equity securities, both directly and indirectly through investments in shares of ETFs and other investment companies, American Depositary Receipts (“ADRs”). Global Depositary Receipts (“GDRs”) and other types of securities and instruments described in this SAI and in the Prospectus. The equity portion of the Fund’s portfolio may include common stocks traded on domestic or foreign securities exchanges or on the over-the-counter market. In addition to common stocks, the equity portion of the Fund’s portfolio may also include preferred stocks, convertible preferred stocks, convertible bonds and other equity securities. Prices of equity securities in which the Fund may invest may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

3

Exchange-Traded Products (“ETPs”). The Fund may invest in exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”) and other ETPs. The shares of an ETF may be assembled in a block (e.g., 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days. ETPs other than ETFs are issued in shares or units, and trade on exchanges like ETFs.

There is a risk that the underlying ETPs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETPs, such as the trustees or sponsors, to close or otherwise fail to perform their obligations to the ETPs. Also, because the ETPs in which the Fund invests may be granted licenses by agreement to use various indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETPs may terminate if such license agreements are terminated. In addition, an ETP may terminate if its net assets fall below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETP, it will be able to invest instead in shares of an alternate ETP with a similar strategy, there is no guarantee that shares of an alternate ETP would be available for investment at that time.

Investments in ETPs involve certain inherent risks generally associated with investments in conventional registered investment companies (e.g., mutual funds) that hold a portfolio of securities including, without limitation: (i) risks that the general level of security prices for the ETP’s investment strategy may decline, thereby adversely affecting the value of each share or unit of the ETP; (ii) an index-based ETP may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETP and the index with respect to the weighting of securities or number of stocks held; and (iii) an index-based ETP may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based.

In addition, ETPs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETP’s shares may trade at a discount to its NAV; (ii) an active trading market for an ETP’s shares may not develop or be maintained; (iii) trading of an ETP’s shares may be halted if the listing exchange deems such action appropriate; and (iv) ETP shares may be delisted from the exchange on which they trade, or activation of “circuit breakers” (which are tied to large decreases in stock prices) may halt trading temporarily. ETPs are also subject to the risks of the underlying securities or sectors in which the ETP is designed to track or invest.

Investments in Companies with Business Related to Commodities. The Fund may from time to time invest in securities of companies whose business is related to commodities, or in registered investment companies or other companies that invest directly or indirectly in commodities. For example, the Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies or publicly or privately traded companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can make sharp movement, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in commodities markets generally.

Money Market Funds. In order to maintain sufficient liquidity, for cash management purposes, or to implement investment strategies, the Fund may invest a portion of its assets in shares of one or more money market funds. Generally, money market funds are registered investment companies that seek to earn income consistent with the preservation of capital and maintenance of liquidity by investing primarily in high quality money market instruments, including U.S. government obligations, bank obligations and high-grade corporate instruments. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Company or any other governmental agency, entity or person. While investor losses in money market funds have been rare, they are possible. In addition, the Fund will incur additional indirect expenses to the extent it invests in shares of money market funds due to acquired fund fees and other costs.

Other Investment Companies. Under the 1940 Act, the Fund may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”). Accordingly, the Fund is subject to the 3% Limitation unless (i) permitted by SEC rule to exceed the 3% Limitation; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such SEC rule.

4

To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent the Fund from allocating its investments in the manner that the Sub-Adviser considers optimal, or cause the Sub-Adviser to select a similar basket of securities (pre-selected groups of securities related by index or sector made available through certain brokers at a discount brokerage rate) or a similar index-based mutual fund or other investment company as an alternative. The Fund’s investments in other investment companies will be subject to the same 3% Limitation described above.

Real Estate Securities. The Fund will not invest directly in real estate, but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests issued in real estate investment trusts (“REITs”). REITs are generally publicly traded on national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates, possible declines in the value of and demand for real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a given market and environmental problems.

The Fund may invest in global real estate companies outside the U.S. These companies include, but are not limited to, companies with similar characteristics to a REIT structure, in which revenue consists primarily of rent derived from owned, income producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

Warrants and Rights. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. The holders of warrants and rights have no voting rights, and receive no dividends, with respect to the equity interests underlying warrants or rights, and will have no rights with respect to the assets of the issuer, until the warrant or right is exercised. Investments in warrants and rights involve certain risks, including, without limitation, the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

FOREIGN SECURITIES. The Fund may invest directly or indirectly in foreign equity securities traded on U.S. exchanges, in over-the-counter markets or in the form of depositary receipts as described below. The Fund may also invest in foreign currency and foreign currency-denominated securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards, including recordkeeping standards, comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. Some foreign countries impose conditions and restrictions on foreigners’ ownership of interests in local issuers, including restricting ownership to certain classes of investment in an issuer, which may reduce potential investment returns and impair disposition of those investments. Additional costs associated with an investment in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries because of inconsistent legal interpretations or less defined legal and regulatory provisions or because of corruption or influence on local courts.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars or other governmental intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises and securities issued or guaranteed by foreign governments, their agencies, instrumentalities or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments. From time to time, certain companies in which the Fund invests may operate (a) in, or have dealings with, countries subject to sanctions, embargoes or other government actions imposed by the U.S. Government or the United Nations and/or (b) in countries the U.S. Government has identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance or the Fund’s ability to invest or hold securities of such companies. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. Government identifies as state sponsors of terrorism or subjects to sanction, which could also negatively affect the company’s performance. There is no assurance that the Sub-Adviser will be able to anticipate these potential events or counter their effects.

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Depositary Receipts. ADRs provide a method whereby the Fund may invest in securities issued by companies whose principal business activities are outside the United States. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that participates in a sponsored program. Generally, ADRs are designed for use in the U.S. securities markets, and are denominated in U.S. dollars, while the underlying securities of the ADRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the ADR and, therefore, the value of the Fund’s portfolio, either positively or negatively (i.e., foreign currency risk). In addition to foreign currency risk, ADRs present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include political, economic or legal developments in the company’s home country (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), withholding taxes on dividend or interest payments or capital transactions or other restrictions. In addition, although the ADRs in which the Fund invests are listed on major U.S. exchanges, there can be no assurance that a market for these securities will be made or maintained or that any such market will be or remain liquid. If that happens, the Fund may have difficulty selling securities, or selling them quickly and efficiently at the prices at which they have been valued.

The Fund may also invest in GDRs and European Depositary Receipts (“EDRs”). GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin American to offer shares in many markets around the world. EDRs are similar to ADRs and GDRs, except they are typically issued by European banks or trust companies, denominated in foreign currencies and designed for use outside the U.S. securities markets.

Emerging Market Securities. An “emerging market” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Investing in emerging markets involves greater risks and uncertainties than in more established markets, such as exposure to potentially unstable governments, the risk of nationalization of business, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights. In addition, the securities markets of emerging market countries (and participants in those markets) are typically subject to less government supervision and regulation, and possible arbitrary and unpredictable enforcement of securities regulations and other laws, as well as differences in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers and difficulty in obtaining and/or enforcing a judgement in a court outside of the United States. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. The securities markets in emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States and other developed countries. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. A limited number of issuers in emerging markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in these countries may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. The inability of the Fund to dispose fully and promptly of positions in declining markets would cause the Fund’s NAV to decline as the values of the unsold positions are marked to lower prices. In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Foreign Currency Transactions. Investments in foreign securities involve currency risk. The Fund may engage in various transactions to hedge currency risk, but is not required to do so. The instruments the Fund may use for this purpose include forward foreign currency contracts, foreign currency futures contracts and options on foreign currencies.

A forward foreign currency contract is an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price established at the time of the contract. These contracts are entered into directly between currency traders and their customers. The Fund may use these contracts to purchase or sell a foreign currency for the purpose of locking in the U.S. dollar price of foreign securities the Fund has agreed to purchase or the amount in U.S. dollars that the Fund will receive when it has sold foreign securities.

Currency futures contracts are similar to forward currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. The Fund may purchase or sell foreign currency futures contracts to protect against fluctuations in the U.S. dollar values of foreign securities. For example, the Fund may sell a futures contract on a foreign currency when it holds securities denominated in that currency and it anticipates a decline in the value of that currency relative to the U.S. dollar. If such a decline were to occur, the resulting adverse effect on the value of the foreign-denominated securities may be offset, in whole or in part, by gains on the futures contract.

A currency option is the right - but not the obligation - to buy (in the case of a call) or sell (in the case of a put) a set amount of one currency for another at a predetermined time in the future. The two parties to a currency option contract are the option buyer and the option seller/writer. The option buyer may, for an agreed upon price, purchase from the option writer a commitment that the option writer will sell (or purchase) a specified amount of a foreign currency upon demand. The option extends only until the stated expiration date. The rate at which one currency can be purchased or sold is one of the terms of the option and is called the strike price. The total description of a currency option includes the underlying currencies, the contract size, the expiration date, the strike price and whether the option is an option to purchase the underlying currency (a call) or an option to sell the underlying currency (a put). There are three types of option expirations, American-style, European-style and Bermuda-style. American-style options can be exercised on any business day prior to the expiration date. European-style options can be exercised at expiration only. Bermuda-style options can be exercised at the date of expiration, and on certain specified dates that occur between the purchase date and the date of expiration.

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The use of foreign currency transactions involves risks, including the risk of imperfect correlation between movements in futures or options prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency transactions also depends on the ability of the Sub-Adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the Sub-Adviser’s judgment will be accurate. The use of foreign currency transactions also exposes the Fund to the general risks of investing in futures and options contracts, including: the risk of an illiquid market and the risk of adverse regulatory actions. Any of these factors may cause the Fund to lose money on its foreign currency transactions.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient liquid assets to meet the purchase price. In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Sub-Adviser felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

ILLIQUID AND RESTRICTED INVESTMENTS. Illiquid investments are those that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may invest up to 15% of its net assets in illiquid investments. Historically, illiquid investments have included those subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act (“restricted securities”), investments that are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Such investments may offer higher yields than comparable publicly traded securities, and they also may incur higher risks.

Although the investments described in this section generally will be considered illiquid, an investment’s contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the investment and therefore these investments may be determined to be liquid in accordance with guidelines established by the Board. The Trustees have delegated to the Adviser the determination of the liquidity of such investments in the Fund’s portfolio as administrator of the Fund’s liquidity risk management program. The Adviser will take into account relevant market, trading and investment-specific considerations when determining whether an investment is illiquid.

If illiquid investments exceed 15% of the Fund’s net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid investments. Because illiquid investments may not be readily marketable, the Adviser may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments held by the Fund may cause the NAV of the Fund to decline. An investment that is determined by the Adviser to be liquid may subsequently revert to being illiquid if not enough buyer interest exists.

The Fund may purchase Rule 144A securities sold to institutional investors without registration under the Securities Act and commercial paper issued in reliance upon the exemption in Section 4(a)(2) of the Securities Act, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer’s ability to honor a demand for repayment of the unregistered security.

Restricted securities ordinarily can be sold by the Fund in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable amount of time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Trustees or their delegate.

The Fund’s difficulty valuing and selling restricted securities and illiquid investments may result in a loss or be costly to the Fund. If a substantial market develops for a restricted security or other illiquid investment held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines adopted by the Trust on behalf of the Fund.

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MARKET VOLATILITY RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. For example, the recent spread of a novel coronavirus known as COVID-19 resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Additionally, Russia began a large-scale invasion of Ukraine in February 2022, which has led to various countries, including the United States, imposing economic sanctions on certain Russian individuals and Russian corporate and banking entities, and the value and liquidity of Russian securities and the Russian currency have experienced significant declines. Russia’s military incursion and resulting sanctions (and other consequences related to the invasion, such as boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals) could have a severe adverse effect on the region’s economies and more globally, including significant negative impacts on the financial markets for certain securities and commodities, such as oil and natural gas, and thus could further decrease the value and liquidity of the Fund’s investments. The extent and duration of military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial and prolonged. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or adjoining geographic regions.

MONEY MARKET INSTRUMENTS. The Fund may invest directly and indirectly in money market instruments, including U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements). Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of banks, Commercial Paper, and Master Notes. Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit is an unsecured, interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest directly in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s Investor Services, Inc., S&P Global Ratings or Fitch, Inc. or, if not rated, is deemed to be of equivalent quality in the Sub-Adviser’s opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. The interest rate on a Master Note may fluctuate based on changes in specified interest rates or may be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Master Notes are generally illiquid and therefore subject to the Fund’s percentage limitation for illiquid investments.

SHORT SALES. The Fund may enter into short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete a short sale, the Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs, and then sell the borrowed security to a buyer in the market. The Fund will cover its short position by buying shares in the market either (i) at its discretion or (ii) when called by the broker-dealer lender. Until the security is replaced, the Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan. In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

In addition, the Fund may make short sales “against the box,” which occur when the Fund sells a security short while owning securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining and closing short sales against the box.

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TEMPORARY DEFENSIVE POSITIONS. The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. In such circumstances, the Fund may also hold up to 100% of its portfolio in cash and cash equivalent positions. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

BORROWING. The Fund may, subject to the restrictions of the 1940 Act, borrow money from banks. In the event the Fund should ever borrow money, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets. The 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33⅓% of its total assets and the Fund will, to the extent necessary, reduce its existing borrowings (within three days, excluding Sundays and holidays) to comply with the provisions of the 1940 Act.

CYBERSECURITY RISK. The Fund, like all companies, may be susceptible to operational and information security risks, or risks of catastrophic systems failures by critical service providers. Cybersecurity incidents can also result from deliberate cyberattacks or unintentional events and may arise from external or internal sources. Cyberattacks may include infection by malicious software or gaining unauthorized access to digital systems, networks or devices that are used to service the Funds’ operations (e.g., by “hacking” or “phishing”). Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). These cyberattacks could cause the misappropriation of assets or personal information, corruption of data or operational disruptions. Geopolitical tensions may, from time to time, increase the scale and sophistication of deliberate cyberattacks. Cybersecurity or critical systems failures or breaches of the Fund, its service providers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions, impact business operations and impede trading, potentially resulting in financial losses, the inability of Authorized Participants to process transactions, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result.

INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of its outstanding voting Shares. A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding Shares represented in person or by proxy at a meeting at which more than 50% of its outstanding Shares are represented; or (ii) more than 50% of the Fund’s outstanding Shares. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

FUNDAMENTAL RESTRICTIONS. As a matter of fundamental policy:

(1)	The Fund may not issue senior securities, except as permitted by the 1940 Act;

(2)	The Fund may not borrow money (including, without limitation, borrowing to meet redemptions), except to the extent permitted under the 1940 Act;

(3)	The Fund may not pledge, mortgage or hypothecate its assets;

(4)	The Fund may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(5)	The Fund may not make loans, provided that the Fund may lend its portfolio securities in an amount up to 33 1/3% of total Fund assets;

(6)	The Fund may not purchase or sell real estate or interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities);

(7)	The Fund will concentrate (as that term may be defined or interpreted under the 1940 Act and the rules and regulations promulgated thereunder) its investments in the securities of issuers engaged primarily in energy-related industries; and

(8)	The Fund may not invest in commodities.

NON-FUNDAMENTAL RESTRICTIONS. The following investment limitations are not fundamental and may be changed by the Board without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

(1)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(2)	Make investments for the purpose of exercising control or management over a portfolio company;

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(3)	Invest in securities of other registered investment companies, except as permitted under the 1940 Act;

(4)	Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock of companies which invest in or sponsor such programs; or

(5)	Purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants.

With respect to the fundamental and non-fundamental investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule.

With respect to the above fundamental investment restriction on borrowing money, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices will not constitute borrowing.

With respect to the above fundamental investment restriction on pledging, mortgaging or hypothecating assets, any such activity to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with (i) writing covered put or call options, (ii) the purchase of securities on a when-issued or forward commitment basis, or (iii) collateral or initial or variation margin arrangements with respect to options, forward contracts, futures contracts (including those relating to indices), or options on futures contracts or indices will not be considered pledging, mortgaging or hypothecating assets.

With respect to the above fundamental investment restriction on making loans, investment in U.S. government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements will not be deemed to be the making of a loan.

With respect to the above fundamental investment restriction regarding industry concentration, an issuer will be considered to be “engaged in energy-related industries” if (i) at least 50% of its gross income or its net sales are derived from activities in energy-related industries; (ii) at least 50% of its assets are devoted to producing revenues in energy-related industries; or (iii) based on other available information, the Fund’s portfolio manager(s) determines that the issuer is otherwise within the energy industry, including, without limitation, an issuer that the portfolio manager determines to be a Mid-Stream MLP (as defined in the Prospectus).

With respect to the above fundamental investment restriction on investments in commodities, the purchase or sale by the Fund of options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices or interests in equity securities issued by companies (including, without limitation, investment companies) that hold or invest in one or more commodities as their sole or principal business activity will not be considered an investment in commodities.

With respect to the above non-fundamental investment restriction on purchasing securities on margin, short sales of securities and futures trades, forward contracts or similar trades requiring margin deposits or other use of a margin account will not be considered purchasing securities on margin.

The 1940 Act allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 ⅓% of its total assets and the Fund will, to the extent necessary, reduce its existing borrowings (within three days, excluding Sundays and holidays) to comply with the provisions of the 1940 Act.

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MANAGEMENT AND OTHER SERVICE PROVIDERS

The Board is responsible for the supervision and oversight of the Fund. The Board approves all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; reviews the performance of the Fund; and oversees the business activities of the Fund. This section of the SAI provides information about the persons who serve as trustees (“Trustees”) and executive officers to the Trust, as well as the entities that provide services to the Trust.

TRUSTEES AND OFFICERS. Following are the Trustees and executive officers of the Trust, their years of birth and addresses, their present positions with the Trust, and their principal occupations during the past five years. Those Trustees who are “interested persons” as defined in the 1940 Act (“Interested Trustees”) and those Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”), are identified in the table. The address of each Trustee and executive officer of the Trust, unless otherwise indicated, is 31 West 52nd Street, 16th Floor, New York, New York 10019.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Myles J. Edwards Year of Birth: 1961	Trustee	Since 2016	Chief Executive Officer and Chief Compliance Officer (since 2024), Disruptive Securities LLC; General Counsel and Chief Compliance Officer (since 2021), Sanctuary Securities, Inc. and Sanctuary Advisors, LLC; Chief Compliance Officer (since 2020), 1776 Wealth, Inc.; General Counsel and Chief Compliance Officer (since 2019), Bruderman Brothers, LLC and Bruderman Asset Management, LLC; Chief Compliance Officer (since 2018), Netrex Capital Markets, LLC; Chief Executive Officer (since 2018), Final Compliance; and Chief Compliance Officer (since 2018), Knight Vinke.	20	Trustee (since 2015), Virtus ETF Trust II (10 portfolios)
James A. Simpson Year of Birth: 1970	Trustee	Since Inception	President (since 2009), ETP Resources, LLC (a financial services consulting company).	20	Trustee (since 2018), Asset Management Fund (4 portfolios); Trustee (since 2015), Virtus ETF Trust II (10 portfolios)
Robert S. Tull, Jr. Year of Birth: 1952	Trustee	Since Inception	President (since 2017), Procure Holdings, Procure Expertise and Procure Innovations; Owner (since 2017), Pegassets LLC IP licensing of EAM; Equity Owner (since 2018), Turing Technology Associates.	20	Trustee (since 2015), Virtus ETF Trust II (10 portfolios); Trustee (since 2017), Procure Holdings, Procure Expertise and Procure Innovations; and Board member (since 2018), LGBTQ Loyalty Holdings Inc.
INTERESTED TRUSTEE**
William J. Smalley Year of Birth: 1983	Trustee, President and Chief Executive Officer	Since Inception	President (since 2012), Virtus ETF Solutions LLC; Managing Principal (2012 to 2016) and Executive Vice President (2016 to 2019), ETF Distributors LLC; Managing Director (since 2012), Virtus ETF Advisers LLC; President and Chief Executive Officer (since 2013), ETFis Series Trust I; and President and Chief Executive Officer (since 2015), Virtus ETF Trust II.	10	None

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Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
OTHER EXECUTIVE OFFICERS
Timothy Branigan Year of Birth: 1976	Fund Chief Compliance Officer Deputy Fund Chief Compliance Officer Assistant Chief Compliance Officer	Since 2022 February 2022 to June 2022 2020 to 2022	Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.	N/A	N/A
Daphne Chisolm Year of Birth: 1969	Chief Legal Officer and Secretary	Since May 2023	Vice President and Senior Counsel (since 2023), Virtus Investment Partners, Inc.; Attorney at Law engaged in private practice as a solo practitioner (2018 to 2023); and various officer positions (since 2023) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.	N/A	N/A
Brinton W. Frith Year of Birth: 1969	Treasurer and Chief Financial Officer	Since Inception	President (since 2013), Virtus ETF Advisers LLC; Vice President (since 2016) and Managing Director (since 2013), Virtus ETF Solutions LLC; Treasurer and Chief Financial Officer (since 2013), ETFis Series Trust I; and Treasurer and Chief Financial Officer (since 2015), Virtus ETF Trust II.	N/A	N/A
Julia Short Year of Birth: 1972	Senior Vice President	Since 2022	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).	N/A	N/A
Richard W. Smirl Year of Birth: 1967	Executive Vice President	Since 2022	Chief Operating Officer (since 2021); Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.	N/A	N/A

*	As of the date of this SAI, the Fund Complex consisted of the Trust, which consisted of 10 portfolios — InfraCap MLP ETF, InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, Virtus Reaves Utilities ETF, and Virtus WMC International Dividend ETF — and Virtus ETF Trust II, which consisted of ten portfolios — Virtus Duff & Phelps Clean Energy ETF, Virtus Newfleet ABS/MBS ETF, Virtus Newfleet Short Duration High Yield Bond ETF, Virtus Newfleet Short Duration Core Plus Bond ETF, Virtus Seix Senior Loan ETF, Virtus Terranova U.S. Quality Momentum ETF, Virtus Stone Harbor Emerging Markets High Yield Bond ETF, Virtus AlphaSimplex Managed Futures ETF, Virtus KAR Mid-Cap ETF, and Virtus SEIX AAA Private Credit CLO ETF.

**	Mr. Smalley is an Interested Trustee because he is an employee of the Adviser.

Board Structure. The Trust’s Board includes three Independent Trustees and one Interested Trustee, Mr. Smalley, who is Chairman of the Board. Each Trustee serves an indefinite term, until a successor is elected, qualified and serving as a Trustee. The Board has not appointed an Independent Trustee to serve as lead Independent Trustee. The Board believes this structure is appropriate because, among other things, the Board’s current small size and the small number of funds in the Trust permit Trust management to communicate with each Independent Trustee as and when needed, and permit each Independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function. The Board may consider appointing an independent Chairman or a lead Independent Trustee in the future, particularly if the Board’s size or the Trust’s complexity materially increases.

With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and the Fund. During these meetings, the Board receives reports from the Adviser, the Trust’s sub-advisers, Trust management, the Fund’s administrator, transfer agent and distributor, and the Trust’s Chief Compliance Officer (the “CCO”), on regular quarterly items and, where appropriate and as needed, on specific issues. As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the CCO to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee and a Nominating Committee (discussed in more detail below). Each Committee is comprised entirely of Independent Trustees. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

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Qualification of Trustees. The Board has considered each Trustee’s experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board. In this regard, the Board has considered the following specific experience, qualifications, attributes and/or skills for each Trustee:

James A. Simpson	Mr. Simpson has experience as an independent trustee for other ETFs and as President of ETP Resources, a financial information services company that provides detailed reference data on U.S.-listed exchange-traded products. He also has experience working for financial institutions and securities exchanges and has consulted with respect to the development of exchange-traded products.
Robert S. Tull, Jr.	Mr. Tull has experience as an independent trustee for other ETFs and as a consultant to financial companies and as chief operating officer to financial services companies. Mr. Tull has also assisted with the development of exchange-traded products.
Myles J. Edwards	Mr. Edwards has experience as general counsel, chief compliance officer and chief operating officer of SEC registered investment advisers, hedge funds and FINRA member broker-dealers.
William J. Smalley	Mr. Smalley has experience in the financial industry, including the development of exchange-traded products, and is a founder of the Adviser and the Distributor.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Trustee Standing Committees. The Board has established the following standing committees:

Audit Committee: The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements and interacts with the Fund’s independent auditors on behalf of the Board. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met five times during the past fiscal year.

Nominating Committee: The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects and appoints Independent Trustees to fill vacancies on the Board and to stand for election at appropriate meetings of the shareholders of the Trust. The Nominating Committee meets only as necessary. The Nominating Committee did not meet during the past fiscal year. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.

Beneficial Ownership of Shares of the Fund. The table below shows, for each Trustee, the value of shares of the Fund beneficially owned, and the aggregate value of investments in shares of all funds in the Fund complex, as of December 31, 2024, and stated as one of the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Family of Investment Companies
James A. Simpson	A	C
Robert S. Tull, Jr.	A	A
Myles J. Edwards	B	C
William J. Smalley	A	E

Ownership In Fund Affiliates. As of December 31, 2024, none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of the Adviser, the Sub-Adviser, the Fund’s principal underwriter or any affiliate of the Adviser, the Sub-Adviser or the principal underwriter.

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Compensation. Officers of the Trust and the Trustees who are interested persons of the Trust or the Adviser receive no salary from the Trust. Each Independent Trustee receives $50,000 per year for the entire Fund Complex and the Audit Committee chair receives an additional $5,000 per year for the entire Fund Complex. The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance at Board or committee meetings. Unless otherwise noted below, the Trustees received the following compensation for the fiscal year ended October 31, 2024:

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Trustees*
INDEPENDENT TRUSTEES
James A. Simpson	$3,265	None	None	$55,000
Robert S. Tull, Jr.	$2,960	None	None	$50,000
Myles J. Edwards	$2,960	None	None	$50,000
INTERESTED TRUSTEE
William J. Smalley	None	None	None	None

*For the calendar year ended December 31, 2024.

CODES OF ETHICS. The Trust, the Adviser, the Sub-Adviser and the Fund’s principal underwriter have each adopted a code of ethics, as required by Rule 17j-1 under the 1940 Act, that is designed to prevent personnel of the Trust, the Adviser, the Sub-Adviser and the Fund’s principal underwriter subject to the codes from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to the codes). The codes of ethics permit personnel of the Trust, the Adviser, the Sub-Adviser and the principal underwriter subject to the codes to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions and pre-approval requirements. In addition, the codes of ethics of the Trust, the Adviser, the Sub-Adviser and the principal underwriter require that access persons of such entities report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics.

ANTI-MONEY LAUNDERING PROGRAM. The Trust has adopted an anti-money laundering (“AML”) program, as required by applicable law, that is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. The Trust’s AML Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Fund’s service providers are also responsible for monitoring aspects of the AML program. The AML program is subject to the continuing oversight of the Board.

PROXY VOTING POLICIES. The Trust has adopted a proxy voting and disclosure policy that delegates to the Fund’s proxy voting manager the authority to vote proxies for the Fund, subject to oversight of the Board. The Sub-Adviser serves as the proxy voting manager for the Fund. Copies of the Trust’s Proxy Voting Policy and Procedures and the Sub-Adviser’s Proxy Voting Policy and Procedures are included as Appendix A and Appendix B, respectively, to this SAI.

No later than August 31 of each year, the Trust files Form N-PX with the SEC. Form N-PX states how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30. The Fund’s proxy voting records, as set forth in its most recent Form N-PX filing, are available upon request, without charge, by calling the Fund at (866) 383-7636. This information is also available on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2025, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of the then outstanding shares in the Fund.

Although the Fund does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants, as of January 31, 2025, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Fund is set forth in the table below :

Name & Address	Percentage
Charles Schwab & Co., Inc.	40.22%
2423 E. Lincoln Drive
Phoenix, AZ 85016-1215

National Financial Services LLC 499 Washington Blvd	21.87%
Jersey City, NJ 07310

Morgan Stanley Smith Barney LLC	7.05%
1300 Thames Street, 6th Fl.
Baltimore, MD 21231

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MANAGEMENT SERVICES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management of the Fund.”

ADVISER. Virtus Investment Advisers, LLC (formerly known as Virtus Investment Advisers, Inc.) (“VIA” or the “Adviser”), located at One Financial Plaza, Hartford, Connecticut 06103, serves as the investment adviser to the Fund. VIA, an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business, acts as the investment adviser for over 60 mutual funds. VIA has acted as an investment adviser for over 80 years. As of December 31, 2024, VIA had approximately $44.3 billion in assets under management.

The Adviser has overall responsibility for the general management and administration of the Trust, pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”). The Advisory Agreement is effective for an initial two-year period and will remain in effect thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Independent Trustees. The Advisory Agreement is terminable without penalty on 60 days’ notice by the Board or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties; or from the reckless disregard of its duties and obligations under the Advisory Agreement.

The Adviser has engaged the Sub-Adviser to manage the Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight and supervision of the Adviser and the Board, and will oversee the Sub-Adviser’s compliance with the terms and conditions of the SEC rule on which the Fund relies to operate as an ETF, as well as the Trust’s related policies and procedures.

Adviser Compensation. The Adviser receives a monthly fee at the annual rate of 0.075% of the Fund’s average daily net assets, subject to a minimum annual fee of $25,000. The Sub-Adviser pays the Adviser’s fee out of the Sub-Adviser’s fee, pursuant to the Sub-Advisor’s unified fee arrangement with the Fund, as described below.

SUB-ADVISER. The Fund’s sub-adviser is Infrastructure Capital Advisors, LLC, located at 1325 Avenue of the Americas, 28th Floor, New York, New York, 10019. The Sub-Adviser serves in that capacity pursuant to a sub-advisory contract (the “Sub-Advisory Agreement”) with the Adviser and the Trust on behalf of the Fund as approved by the Board. The Sub-Adviser makes day-to-day investment decisions for the Fund and selects broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Board. The Adviser, however, will continue to have overall responsibility for the management and investment of the assets and responsibility for all advisory services furnished by the Sub-Adviser, and will supervise the Sub-Adviser in the performance of its duties for the Fund pursuant to written policies and procedures designed to prevent violations of applicable laws and regulations, Board procedures, and the provisions of the Fund’s prospectus and SAI, as supplemented from time to time.

The Sub-Adviser was organized as a New York limited liability company in January 2012. The Sub-Adviser has served as the sub-adviser of the Fund since the inception of the Fund’s operations. The Sub-Adviser is controlled by Jay D. Hatfield, its co-founder and president. Mr. Hatfield has been managing investments for clients, including private investment funds and another ETF, since 2001. As of December 31, 2024, the Sub-Adviser had approximately $2.45 billion in assets under management.

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Sub-Adviser Compensation. As full compensation for its services to the Fund, the Sub-Adviser receives monthly compensation from the Fund at the annual rate of 0.95% of the Fund’s average daily net assets. The Sub-Adviser’s fee is structured as a “unified fee.” Therefore, in consideration of the fees paid with respect to the Fund, the Sub-Adviser has agreed to pay all of the expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Sub-Adviser’s fee; payments under a 12b-1 plan (if any); brokerage expenses; taxes; interest; litigation expenses; and other non-routine and extraordinary expenses of the Fund. For the fiscal years ended October 31, 2022, October 31, 2023, and October 31, 2024, the Fund paid the Sub-Adviser $2,872,082, $2,979,925, and $3,561,116, respectively.

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PORTFOLIO MANAGERS.

Ownership of Fund Shares. The table below shows, for each portfolio manager, the amount of Fund equity securities beneficially owned by the portfolio managers as of October 31, 2024, and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Jay D. Hatfield	G
Andrew Meleney	A

Other Accounts. In addition to the Fund, The portfolio managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of October 31, 2024. Unless otherwise indicated, none of these accounts has an advisory fee based on the performance of the account.

Name	Registered Investment Companies		Other Pooled Investment Vehicles*		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jay D. Hatfield	5	$2,426,900,000	1	$12,100,000	5	$11,000,000
Andrew Meleney[1]	5	$2,385,000,000	0	$0	0	$0

*Advisory fee is based on the performance of the accounts.

1 Mr. Meleney became a portfolio manager for the Fund on February 28, 2024.

Material Conflicts of Interest. Because each of the portfolio managers may at times manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. The portfolio managers may manage portfolios having substantially the same investment style as the Fund. However, the portfolios managed by the portfolio managers may not have portfolio compositions identical to those of the Fund due, for example, to specific investment limitations or guidelines present in some portfolios or accounts but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The portfolio managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, the portfolio managers may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios may have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. In addition, current trading practices would not allow the Sub-Adviser to intentionally favor one portfolio over another as trades are executed as trade orders are received.

Compensation. The portfolio managers are compensated by the Sub-Adviser and do not receive any compensation directly from the Fund or the Adviser. Mr. Hatfield, as an owner of the Sub-Adviser, is thus entitled to profits related to his ownership. Since profits are expected to increase as assets increase, Mr. Hatfield is expected to receive increased profits as an owner of the Sub-Adviser as assets of the Fund increase. Messrs. Ryan and Meleney receive compensation in the form of a base salary that is determined by the advisory fee revenue generated by the Sub-Adviser’s assets under management. Thus, Messrs. Ryan's and Meleney's compensation is aligned with the interests of the Sub-Adviser’s clients, including the Fund and its investors. Messrs. Ryan and Meleney may also earn a bonus each year based on the profitability of the Sub-Adviser.

OTHER SERVICE PROVIDERS

ADMINISTRATOR. Under the Administrative Services Agreement, Virtus ETF Solutions LLC (the “Administrator”) serves as the operational administrator of the Trust. The Administrator’s address is 31 West 52nd Street, 16th Floor, New York, New York 10019. Under the Administrative Services Agreement, the Administrator supervises the overall administration of the Trust and the Fund including, among other responsibilities, the coordination and day-to-day oversight of the Fund’s operations, the service providers’ communications with the Fund and each other and assistance with Trust, Board and contractual matters related to the Fund and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust. The Administrator will be indemnified in connection with or arising out of performance of its obligations and duties under this Agreement, except for losses resulting from the willful malfeasance, bad faith or gross negligence of Administrator in the performance of such obligations and duties. The Sub-Adviser pays the Administrator out of the Sub-Adviser’s advisory fee pursuant to the Sub-Adviser’s unified fee arrangement with the Fund. The Sub-Adviser paid the Administrator fees equal to $90,706, $94,074, and $112,456, for the fiscal years ended October 31, 2022, 2023, and 2024, respectively.

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ACCOUNTING, CUSTODIAN AND TRANSFER AGENT. Under the Fund Administration and Accounting Agreement (the “Accounting Services Agreement”), The Bank of New York Mellon (“BNY” or the “Accounting Services Administrator”) serves as accounting administrator for the Fund. BNY’s principal address is 240 Greenwich Street, New York, New York 10286. Under the Accounting Services Agreement, BNYprovides necessary administrative, legal, tax, accounting services and financial reporting for the maintenance and operations of the Trust and the Fund. In addition, BNYmakes available the office space, equipment, personnel and facilities required to provide such services.

BNY provides accounting and administration services to the Trust, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund. The Sub-Adviser pays the Accounting Services Administrator out of the Sub-Adviser’s advisory fee pursuant to the Sub-Adviser’s unified fee arrangement with the Fund. The Sub-Adviser paid BNY Mellon fees for accounting and administration services equal to $107,150, $111,976, and $126,192, for the fiscal years ended October 31, 2022, 2023, and 2024, respectively.

BNY serves as custodian of the Fund’s assets (the “Custodian”). The Custodian has agreed to (1) make receipts and disbursements of money on behalf of the Fund; (2) collect and receive all income and other payments and distributions on account of the Fund’s portfolio investments; (3) respond to correspondence from Fund shareholders and others relating to its duties; and (4) make periodic reports to the Fund concerning the Fund’s operations. The Custodian does not exercise any supervisory function over the purchase and sale of securities. The Sub-Adviser pays the Custodian out of the Sub-Adviser’s fee pursuant to the Sub-Adviser’s unified fee arrangement with the Fund.

BNY serves as transfer agent and dividend paying agent for the Fund (the “Transfer Agent”). The Transfer Agent has agreed to (1) issue and redeem Shares of the Fund; (2) make dividend and other distributions to shareholders of the Fund; (3) respond to correspondence by Fund shareholders and others relating to its duties; (4) maintain shareholder accounts; and (5) make periodic reports to the Fund. The Sub-Adviser pays the Transfer Agent out of the Sub-Adviser’s fee pursuant to the Sub-Adviser’s unified fee arrangement with the Fund.

BNY is the principal operating subsidiary of The Bank of New York Mellon Corporation.

DISTRIBUTOR. VP Distributors, LLC (the “Distributor”) is located at One Financial Plaza, Hartford, CT 06103. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Purchase and Redemption of Creation Units”. The Distributor also acts as an agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

PAYMENTS TO FINANCIAL INTERMEDIARIES. The Adviser, the Sub-Adviser or their respective affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. Additionally, the Adviser, the Sub-Adviser or their respective affiliates may pay, out of their own resources, amounts to financial intermediaries for assistance with communication, distribution of materials and other services for their clients that are shareholders of the Fund, or for other services in connection with the organization or operation of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Board has selected the firm of PricewaterhouseCoopers LLP, located at Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103, to serve as the independent registered public accounting firm for each Fund for the current fiscal year, to audit the annual financial statements of the Funds and to sign as Paid Preparer the federal and state tax returns. Such firm will audit the financial statements of the Fund at least once each year. A copy of the most recent annual report containing the audit report will accompany this SAI whenever a shareholder or a prospective investor requests it.

LEGAL COUNSEL. Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, PA 19103, serves as legal counsel to the Trust and the Independent Trustees.

SECURITIES LENDING

Subject to certain investment restrictions, the Fund may, subject to the Trustees’ and Trust Treasurer’s approval, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities that will increase the current income of the Fund lending its securities.

The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the Fund is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. The Fund may pay reasonable fees to persons unaffiliated with the Trust for services in arranging such loans.

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Even though securities lending usually does not impose market risks on the lending Fund, as with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. In addition, the value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that the Fund must rely on the collateral to recover the value of the securities. Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, the Fund could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending Fund.

The Fund will not lend securities having a value in excess of 33 1/3% of its assets, including collateral received for loaned securities (valued at the time of any loan).

During the fiscal year ended October 31, 2024, the Fund did not engage in securities lending.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board and the Adviser, the Sub-Adviser is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for, the Fund. The Sub-Adviser will manage the Fund’s portfolio in accordance with the terms of the Sub-Advisory Agreement by and among the Trust, on behalf of the Fund, the Sub-Adviser and the Adviser. The Sub-Adviser serves as investment adviser for a number of client accounts, in addition to the Fund.

BROKERAGE SELECTION. The Fund has adopted, and the Board has approved, policies and procedures relating to the direction of portfolio securities transactions to brokers. In accordance with these policies and procedures, in selecting brokers to be used in portfolio transactions, the Sub-Adviser’s general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Sub-Adviser considers a number of factors, including, without limitation, the size of the order, the difficulty of execution, the efficiency of the facilities of the executing broker-dealer (including research services), any risk assumed by an executing broker-dealer and other factors that may be unique to a particular order. Recognizing the value of these judgmental factors, the Sub-Adviser may select brokers that charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade. The Sub-Adviser may not give consideration to sales of Shares of the Fund as a factor in selecting brokers to execute portfolio transactions. The Sub-Adviser may, however, place portfolio transactions with brokers that are affiliated with the Adviser or the Sub-Adviser or that promote or sell the Fund’s Shares, so long as such transactions are done in accordance with the policies and procedures established by the Board that are designed to ensure that the selection is consistent with the Sub-Adviser’s obligation to seek best execution and not based upon the broker’s sales efforts.

Under Section 28(e) of the Exchange Act and the Sub-Advisory Agreement, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers that provide the Sub-Adviser with brokerage, research, analysis, advice and similar services, and the Sub-Adviser may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Sub-Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and the other clients of the Sub-Adviser and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and the other clients of the Sub-Adviser over the long-term. The research received by the Sub-Adviser may include, without limitation: information on the United States and other world economies; information on specific industries, sectors, groups of securities, individual companies, and political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Sub-Adviser to determine and track investment results; and trading systems that allow the Sub-Adviser to interface electronically with brokerage firms, custodians and other providers. Research may be received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases. In some instances, research products or services received by the Sub-Adviser may also be used by the Sub-Adviser for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Sub-Adviser will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Sub-Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Sub-Adviser in connection with advisory clients other than the Fund, and not all such services may be useful to the Sub-Adviser in connection with the Fund. Although such information may be a useful supplement to the Sub-Adviser’s own investment research in rendering services to the Fund, the value of such research and services is not expected to materially reduce the expenses of the Sub-Adviser in the performance of its services under the Sub-Advisory Agreement and will not reduce the advisory fees payable by the Fund.

The Fund may invest in securities traded in the over-the-counter market. In these cases, the Fund may initiate trades through brokers on an agency basis and may pay a commission in connection with the transaction. The Fund may also effect these transactions by dealing directly with the dealers that make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions.

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The Trust has adopted a policy governing the execution of aggregated advisory client orders (“bunching policy”) in an attempt to lower commission costs on a per-share and per-dollar basis. No Adviser or sub-adviser, as appropriate, shall aggregate transactions across its clients including the Fund unless it believes in its best judgment that such aggregation is consistent with its duty to seek best execution for the Fund. The Adviser or sub-adviser shall document in writing how an aggregated order will be allocated among various client accounts (the “Allocation Order”). No advisory client participating in an aggregated order will be favored over the Fund; and each client that participates in an aggregated order is expected to participate at the average share price for all transactions executed in that security for such order on that day, with all transaction costs allocated pro rata based on each client’s participation in the order. If an aggregated order is filled in its entirety, the executed shares shall be allocated among the Adviser’s or sub-adviser’s clients in accordance with the Allocation Order. If the aggregated order is partially filled, the executed shares shall be allocated pro rata based on the Allocation Order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the Allocation Order if good reason for such different allocation is provided and approved in accordance with the Investment Adviser’s or sub-adviser’s policies and procedures adopted in accordance with this bunching policy

During the fiscal years ended October 31, 2022, 2023, and 2024, the Fund paid brokerage commissions of $301,292, $302,677, and $207,916, respectively.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of Shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making investment decisions, and the Fund may engage in short-term trading to achieve its investment objectives. High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates. The Fund’s portfolio turnover rate is set forth in the prospectus, under “Portfolio Turnover” and “Financial Highlights.”

DISCLOSURE OF PORTFOLIO HOLDINGS

PORTFOLIO DISCLOSURE POLICY. The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of Fund portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees and agents of the Fund. The Policy is designed to ensure that the disclosure of information about the Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of the Fund.

As an ETF, information about the Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of any order of the SEC applicable to the Fund, the regulations of the Exchange and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of the Fund’s anticipated portfolio holdings as of the next Business Day (as defined below). This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Exchange, the National Securities Clearing Corporation (the “NSCC”) and/or third party service providers.

A “Business Day” with respect to the Fund is any day on which the Exchange is open for business. As of the date of this SAI, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Trust will disclose on the Fund’s website at the start of each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on the Business Day. Online disclosure of such holdings is publicly available at no charge. The website for the Fund is www.virtusetfs.com.

The Fund may also send a portion or all of this information to shareholders of the Fund and to investment company analysts and rating and trading entities. However, the Fund will not send this information to shareholders of the Fund or to analysts or rating and/or trading entities until such information is at least 30 days old or until one Business Day after the information has been posted to the Fund’s website.

The officers of the Trust, the Adviser and/or the Sub-Adviser may share non-public portfolio holdings information with the Fund’s service providers that require such information for legitimate business and Fund oversight purposes, such as the Fund’s operating administrator, fund accounting administrator, transfer agent, distributor, custodian, independent registered public accounting firm, and legal counsel as identified in the Fund’s Prospectus and this SAI, and Quality EDGAR Solutions (a financial EDGARizing, typesetting and printing firm). The Fund, the Adviser and/or the Sub-Adviser may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Fund’s service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential. Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

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The Fund’s policies regarding disclosure of portfolio holdings are subject to the continuing oversight and direction of the Board. The Adviser, the Sub-Adviser and the Administrator are required to report to the Board any known disclosure of the Fund’s portfolio holdings to unauthorized third parties. The Fund has not entered (and does not currently intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.

The Fund is also required to make available to the public a complete schedule of its portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Fund’s fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at (888) 383-0553. The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-PORT, as applicable. The Fund’s Form N-CSR and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. The first and third quarter portfolio holdings reports will be filed with the SEC as an exhibit to the Fund’s reports on Form N-PORT, and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual reports, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

INDICATIVE INTRA-DAY VALUE

The Fund may determine to have the approximate value of its investments on a per-Share basis, the Indicative Intra-Day Value (“IIV”), disseminated by the Exchange every 15 seconds during hours of trading on the Exchange. Any disseminated IIV should not be viewed as a “real-time” update of NAV because the IIV, if disseminated would be calculated by an independent third party and may not be calculated in the exact same manner as NAV, which is computed once per day.

Any IIV disseminated for the Fund will be calculated during hours of trading on the Exchange by dividing the “Estimated Fund Value” as of the time of the calculation by the total number of outstanding Shares. “Estimated Fund Value” is the sum of the estimated amount of cash held in the Fund’s portfolio, the estimated amount of accrued interest owing to the Fund and the estimated value of the securities held in the Fund’s portfolio, minus the estimated amount of the Fund’s liabilities. Any disseminated IIV will be calculated based on the same portfolio holdings disclosed on the Fund’s website. In determining the estimated value for each of the component securities, the IIV will use last sale, market prices or other methods that would be considered appropriate for pricing equity securities held by registered investment companies.

IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close, which could affect premiums and discounts between the IIV and the market price of the Fund’s Shares. Although the Trust would provide the information used to calculate the IIV, the Trust is not involved in the actual calculation of the IIV and is not responsible for the calculation or dissemination of the IIV. The Trust makes no warranty as to the accuracy of any disseminated IIV.

ADDITIONAL INFORMATION CONCERNING SHARES

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST. The Trust is a Delaware statutory trust and a registered investment company. The Trust was organized on September 20, 2012, and it has authorized capital of an unlimited number of Shares of beneficial interest of no par value which may be issued in more than one class or series.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. If requested by shareholders of at least one-third of the outstanding shares of the Trust or any series thereof, the Trust will call a meeting of the shareholders of the Trust or the series, as applicable. Shareholders holding two-thirds of all Trust shares outstanding may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

All Shares will be freely transferable; provided, however, that Shares may not be redeemed individually, but only in Creation Units. The Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights, except that, if the Trust creates additional series, only shares of that series may be entitled to vote on a matter affecting that particular series. Trust shareholders are entitled to require the Trust to redeem Creation Units if such shareholders are Authorized Participants. The Declaration of Trust confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through splits or reverse splits, which would have no effect on the net assets of the Fund. If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, you may be required to liquidate or transfer your Shares at an inopportune time and you may lose money on your investment.

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In addition, the Declaration of Trust provides that, subject to the Delaware Act, a shareholder may bring a derivative action on behalf of the Trust or any of its series only if certain conditions are met. Those conditions include, in summary: (i) each complaining shareholder was a shareholder of the series on behalf of which the action is proposed to be brought at the time of the action or acquired the shares afterwards by operation of law from a person who was a shareholder at that time; (ii) each complaining shareholder was a shareholder of the affected series at the time the pre-suit demand (as defined below) was made; (iii) the complaining shareholders must have made a written demand prior to the commencement of the derivative action upon the Trustees requesting that the Trustees file the action on behalf of the affected series (the “pre-suit demand”); (iv) shareholders owning shares representing at least ten percent (10%) of the voting power of the affected series must join in initiating the derivative action; and (v) a copy of the proposed derivative complaint must be served on the Trust. The derivative action provisions summarized above will not apply to claims brought under the federal securities laws to the extent that any such federal laws, rules or regulations do not permit such application.

BOOK ENTRY ONLY SYSTEM. DTC acts as securities depository for the Fund’s Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of which (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, LLC and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust will inquire of each DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust will provide each DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by the DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust will pay to each DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions will be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, will credit immediately with respect to the DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners with respect to the Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between the DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust will take action to find a replacement for DTC to perform its functions at a comparable cost. The DTC Participants’ rules and policies are made publicly available through DTC’s website at: www.dtcc.com.

PURCHASE AND REDEMPTION OF CREATION UNITS

CREATION. The Trust issues and sells Shares of the Fund only in Creation Units on a continuous basis through the Distributor, at their NAV next determined after receipt, on any Business Day, for an order received in proper form.

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Fund Deposit. Under normal circumstances, the consideration for purchase of a Creation Unit of the Fund generally consists of (i) all cash or (ii) an in-kind deposit of Deposit Securities for each Creation Unit constituting a substantial replication, or a representation, of the securities included in the Fund’s portfolio and a Cash Component computed as described below, plus, in either case, a creation transaction fee as described below in the section entitled “Creation Transaction Fee.” The all cash basket or, together, the Deposit Securities and the Cash Component, as applicable, constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is comprised of a “Balancing Amount” as well as any cash in lieu of securities (as described below). The Balancing Amount is equal to the difference between the NAV of the Shares (per Creation Unit) and the market value of the Deposit Securities. If the Balancing Amount is a positive number (i.e., the NAV attributable to a Creation Unit exceeds the market value of the Deposit Securities), the Balancing Amount will be such positive amount. If the Balancing Amount is a negative number (i.e., the NAV attributable to a Creation Unit is less than the market value of the Deposit Securities), the Balancing Amount will be such negative amount, and the creator will be entitled to receive cash from the Fund in an amount equal to the Balancing Amount. The Balancing Amount serves the function of compensating for any differences between the NAV attributable to a Creation Unit and the market value of the Deposit Securities.

The Cash Component will generally include cash in lieu of securities: (1) in the case of bonds, for minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (2) for minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots (i.e., the standard unit of trading in that particular type of security in its primary market); or (3) if, on a given Business Day, the Fund requires all Authorized Participants purchasing or redeeming Creation Units on that day to deposit or receive (as applicable) cash in lieu of certain portfolio holdings solely because: (i) such portfolio holdings are not eligible for transfer either through the NSCC or the DTC; (ii) if the Fund holds non-U.S. securities, such non-U.S. securities are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (iii) “To Be Announced” (“TBA”) transactions, short positions, derivatives and other positions that cannot be transferred in kind (including instruments that can be transferred in kind only with the consent of the original counterparty to the extent the Fund does not seek such consents).

The Fund, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of Shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of Shares of the Deposit Securities required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events, as applicable, are reflected from time to time by the Sub-Adviser with a view to the investment objective of the Fund. In addition, the Trust reserves the right to (i) utilize an all cash basket (if otherwise transacting in kind); (ii) permit or require a cash in lieu amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery, that may not be eligible for trading by an Authorized Participant or the investor for which it is acting, or that is a non-U.S. holding, which, if transferred, would result in unfavorable tax treatment to the recipient of such Deposit Security; (iii) utilize a secondary basket that differs from the initial creation basket used in transactions on that same Business Day; or (iv) utilize a non-representative basket that consists of a selection of instruments that are already included in the Fund’s portfolio holdings.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of the Fund Deposit, the Fund, through NSCC, also makes available on each Business Day the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

Procedures for Creation of Creation Units. To be eligible to place orders to create a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of NSCC (the “Clearing Process”) or a clearing agency that is registered with the SEC, or (ii) a DTC Participant (see “Book Entry Only System”) and, in each case, must have executed an agreement with the Trust, the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units (“Participant Agreement”). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant”. Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the Fund. All Shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed for one or more Creation Unit size aggregations of Shares. All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than 3:00 p.m. Eastern time (“Order Cut-Off Time”), in each case on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the “Transmittal Date”. Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement (see “Placement of Creation Orders Using the Clearing Process” and “Placement of Creation Orders Outside the Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

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Orders to create Creation Units of the Fund will be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Fund will need to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Order Cut-Off Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal of the Deposit Securities by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating the transfer of Deposit Securities and the Cash Component.

Placement of Creation Orders Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Transfer Agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Order Cut-Off Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant that wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. A Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination will be final and binding. Cash equal to the Cash Component must be transferred directly to the Trust through the Federal Reserve wire system in a timely manner so as to be received by the Trust no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Order Cut-Off Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Trust does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units of the Fund so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order will be deemed to be received on the Business Day on which the order is placed, provided that the order is placed in proper form prior to the Order Cut-Off Time on such date and federal funds in the appropriate amount are deposited with the Trust by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by the Order Cut-Off Time, or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor will be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash will be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily mark-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the second Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Trust or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of the Fund so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

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Acceptance of Orders for Creation Units. The Trust reserves the right to reject a creation order transmitted to it by the Distributor in respect of the Fund for any legally permissible reason if (i) the Trust determines that the order is not in proper form; (ii) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (iii) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Trust, as described above; (iv) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (v) as a result of circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, facsimile or computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC or any other participant in the creation process; and similar extraordinary events. The Distributor will notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor will any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered will be determined by the Trust, and the Trust’s determination will be final and binding.

Creation Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a minimum creation transaction fee, assessed per transaction, as follows:

Fund Name	Creation Transaction Fee
InfraCap MLP ETF (Ticker: AMZA)	$500

From time to time and for such periods as the Adviser may deem appropriate, the Adviser may increase, decrease or otherwise modify the transaction fee for the purchase of Shares, to an amount that, in its judgment, is necessary or appropriate to recoup for the Fund the costs it may incur as a result of such purchases, or to otherwise eliminate or reduce so far as practicable any dilution of the value of the Shares, not to exceed the maximum amount approved by the Board. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

REDEMPTION. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor and the Fund and only on a Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Trust, through NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the Deposit Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. The Fund may, in its sole discretion, provide such redeemer a basket of cash and/or securities which differs from the exact composition of the Deposit Securities but does not differ in NAV. Deposit Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

The composition of any redemption proceeds will normally be the same as the composition of the Fund Deposit, as described above, less a redemption transaction fee as described below in the section entitled “Redemption Transaction Fee.” The identity and number of Shares of the Deposit Securities required for redemptions changes as rebalancing adjustments and corporate action events, as applicable, are reflected from time to time by the Sub-Adviser with a view to the investment objective of the Fund. In addition, the Trust reserves the right to (i) utilize an all cash basket (if otherwise transacting in kind); (ii) permit or require a cash in lieu amount to be added to the Cash Component to replace any Deposit Security that may not be eligible for trading by an Authorized Participant or the investor for which it is acting, or that is a non-U.S. holding, which, if transferred, would result in unfavorable tax treatment to the recipient of such Deposit Security; (iii) utilize a secondary basket that differs from the initial redemption basket used in transactions on that same Business Day; or (iv) utilize a non-representative basket that consists of a selection of instruments that are already included in the Fund’s portfolio holdings.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Trust not later than the Order Cut-Off Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after the Order Cut-Off Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Deposit Securities and the Cash Component will be transferred by the second Business Day following the date on which such request for redemption is deemed received.

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Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant that wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Trust not later than the Order Cut-Off Time on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of Shares of the Fund and the Cash Component specified in such order, which delivery must be made through DTC to the Trust not later than 11:00 a.m. and 2:00 p.m., respectively, Eastern time, on the next Business Day following such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Deposit Securities, which are expected to be delivered within two Business Days, and the Cash Component to the Authorized Participant on behalf of the redeeming Beneficial Owner by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

The calculation of the value of the Deposit Securities and the Cash Component to be delivered upon redemption will be made by the Trust according to the procedures set forth under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Trust by a DTC Participant not later than the Order Cut-Off Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Deposit Securities and the Cash Component to be delivered will be determined by the Trust on such Transmittal Date. In the event that the requisite number of Shares of the Fund are not delivered to the Custodian prior to the DTC Cut-Off-Time, the Trust may deliver the Deposit Securities notwithstanding such deficiency in reliance on the undertaking of the Authorized Participant to deliver the missing Shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery, prior to the DTC Cut-Off-Time, and subsequent maintenance of collateral consisting of cash having a value at least equal to 115% of the value of the missing Shares (the “Cash Collateral”). If, however, a redemption order is submitted to the Trust by a DTC Participant not later than the Order Cut-Off Time on the Transmittal Date but either (1) the requisite number of Shares of the Fund (including any Cash Collateral) are not delivered by the DTC Cut-Off-Time as described above or (2) the redemption order is not submitted in proper form, then the redemption order may be deemed to be rejected and the investor will be liable to the Trust for losses, if any, resulting therefrom. In such case, the value of the Deposit Securities and the Cash Component to be delivered will be computed on the Business Day that such order is received in good order by the Trust, i.e., the Business Day on which the Shares of the Fund (including any Cash Collateral) are delivered through DTC to the Trust by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Deposit Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Deposit Securities).

Redemptions of Shares for Deposit Securities will be subject to compliance with applicable federal and state securities laws, and the Trust (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the offering and sale of the Deposit Securities under such laws. An Authorized Participant or an investor for which it is acting that is subject to a legal restriction with respect to a particular security included in the Deposit Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Shares’ NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

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Redemption Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a minimum redemption transaction fee, assessed per transaction as follows:

Fund Name	Redemption Transaction Fee
InfraCap MLP ETF (Ticker: AMZA)	$500

Where Shares are redeemed for cash, the redemption transaction fee will be deducted from such redemption proceeds. From time to time and for such periods as the Adviser may deem appropriate, the Adviser may increase, decrease or otherwise modify the transaction fee for the redemption of Shares, to an amount that, in its judgment, is necessary or appropriate to recoup for the Fund the costs it may incur as a result of such redemptions, or to otherwise eliminate or reduce so far as practicable any dilution of the value of the Shares, not to exceed the maximum amount approved by the Board. The redemption transaction fee will be limited in accordance with requirements of the SEC applicable to management investment companies offering redeemable securities (currently 2% of the value of the Shares redeemed). Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

SECURITIES SETTLEMENTS FOR REDEMPTIONS

The Trust generally intends to pay for redemptions of Creation Units on a basis of “T” (i.e., trade date) plus two business days. The Trust may pay for redemptions of Creation Units on a basis other than T plus two in order to accommodate holiday schedules, to account for treatment by U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. In addition to holidays, other unforeseeable closings in a market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in securities delivery practices, could affect the information set forth herein at some time in the future and longer (worse) redemption periods are possible.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Investing in the Fund – Determination of Net Asset Value.”

The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined as of the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern time) on each day that the Exchange is open. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

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The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures approved by, and under the direction of, the Board. In determining the value of the Fund’s assets, equity securities are generally valued at market using quotations from the primary market in which they are traded. Debt securities (other than short-term investments) are valued on the basis of broker quotes or valuations provided by a pricing service, which in determining value utilizes information regarding recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the NAV. The Fund normally uses third party pricing services to obtain portfolio security prices.

The Board has designated the Adviser to serve as its valuation designee, pursuant to Rule 2a-5 under the Investment Company Act of 1940 (“1940 Act”), to perform the fair value determinations relating to any or all Fund investments. Accordingly, securities and assets for which market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued by the Adviser at fair value as determined in good faith under policies approved by the Board. Fair value pricing may be used in a variety of circumstances, including but not limited to, situations when the value of a portfolio security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. In addition, the Adviser may fair value foreign equity portfolio securities each day the Trust calculates the Fund’s NAV. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a portfolio security will be materially different than the value that could be realized upon the sale of such security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. The Fund currently anticipates making distributions to its shareholders monthly in an amount that is approximately equal to the distributions the Fund received from its investments, including the MLPs in which it invests, less the actual, estimated or anticipated expenses of the Fund, including taxes imposed on the Fund (if any). Generally, the Fund expects, based on its investment objective and strategies, that its distributions, if any, will be treated for U.S. federal income tax purposes as ordinary income, tax-deferred returns of capital, and/or capital gains. Unlike the MLPs in which the Fund invests, the Fund is not a pass through entity. Consequently, the tax characterization of the distributions paid by the Fund may differ greatly from those of the MLPs in which the Fund invests.

The Fund’s target will be to pay dividends and make other distributions equal to or greater than 8% (annualized) per year of the Fund’s average net assets; however, there is no assurance that the Fund will be able to do so. The Adviser has delegated to the Sub-Adviser the authority to change the targeted distribution level at any time, without prior notice to shareholders. The amount of actual dividends paid and other distributions made on Shares may vary over time, depending on market conditions, the composition of the Fund’s portfolio, the Fund’s ability to generate income from its investment holdings, sales of options, other trading activity and Fund expenses. The Fund cannot guarantee that it will pay any dividends or make other distributions.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

DIVIDEND REINVESTMENT SERVICE. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Shares through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

TAXATION

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxes” section is based on the Internal Revenue Code of 1986, as amended (“Code”) and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

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This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

The Fund is not and does not anticipate becoming eligible to elect to be treated as a RIC because most or substantially all of the Fund’s investments will consist of investments in MLP securities. A RIC cannot invest more than 25% of its assets in certain types of publicly traded partnerships (such as MLPs in which the Fund invests). As a result, the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, and generally is subject to U.S. federal income tax on its taxable income at the corporate income tax rate. In addition, as a regular corporation, the Fund will be subject to state and local taxes by reason of its tax status and its investments in equity securities of MLPs taxed as partnerships. Therefore, the Fund may have state and local liabilities in multiple states, which will reduce the Fund’s cash available to make distributions on the Shares. The extent to which the Fund is required to pay U.S. federal, state or local corporate income, franchise or other corporate taxes could materially reduce the Fund’s cash available to make distributions to investors.

Certain Fund Investments - MLP Equity Securities. MLPs are similar to corporations in many respects, but differ in others, especially in the way they are treated for U.S. federal income tax purposes. A corporation is required to pay U.S. federal income tax on its income, and, to extent the corporation distributes its income to its shareholders in the form of dividends from earnings and profits, its shareholders are required to pay U.S. federal income tax on such dividends. For this reason, it is said that corporate income is taxed at two levels. An MLP generally is not subject to tax as a corporation. An MLP generally is treated as a partnership for U.S. federal income tax purposes, which means no U.S. federal income tax is paid by the MLP, subject to the application of certain audit provisions. A partnership’s income, gains, losses, expenses and tax credits are considered earned by all of its partners and are generally allocated among all of the partners in proportion to their interests in the partnership. Each partner takes into account in its own tax return its share of the partnership’s income, gains, losses, expenses, tax credits, and is responsible for any resulting tax liability, regardless of whether the partnership distributes cash to the partners. A cash distribution from a partnership is not itself taxable to the extent it does not exceed the recipient partner’s basis in its partnership interest and is treated as capital gain to the extent any cash (or, in certain cases, marketable securities) distributed to a partner exceeds the partner’s basis (see description below as to how an MLP investor’s basis is calculated) in the partnership. Partnership income is thus said to be taxed only at one level – the partner level.

MLPs are publicly traded partnerships under the Code. The Code generally requires publicly traded partnerships to be treated as corporations for U.S. federal income tax purposes. If, however, a publicly traded partnership satisfies certain requirements, the publicly-traded partnership will be treated as a partnership for U.S. federal income tax purposes. Specifically, if a publicly traded partnership receives 90 percent or more of its income from qualifying sources, such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of such income, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, then the publicly traded partnership will be treated as a partnership for federal income tax purposes. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizers, timber or industrial source carbon dioxide. Most of the MLPs in which Fund will invest are expected to be treated as partnerships for U.S. federal income tax purposes, but this will not always be the case and some of the MLPs in which the Fund invests will be treated as corporations for tax purposes.

To the extent that the Fund invests in the equity securities of an MLP taxed as a partnership, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to take into account the Fund’s allocable share of the income, gains, losses, deductions, expenses and tax credits recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. As described above, MLP distributions to partners are not taxable unless the cash amount (or, in certain cases, the fair market value of marketable securities) distributed exceeds the recipient partner’s basis in its MLP interest. In the initial years of the Fund’s investment in MLPs taxed as partnerships, the Fund anticipates that the cash distributions it will receive with respect to its investment in equity securities of MLPs will exceed the net taxable income allocated to the Fund from such MLPs because of tax deductions such as depreciation, amortization and depletion that will be allocated to the Fund from the MLPs. No assurance, however, can be given in this regard. The longer that a Fund holds a particular MLP investment, the more likely it is that such MLP could generate net taxable income allocable to the Fund equal to or in excess of the distributions the MLP makes to the Fund. If or when an MLP generates net taxable income allocable to the Fund, the Fund will have a larger corporate income tax expense, which will result in less cash available to distribute to shareholders.

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The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of its portfolio assets, including equity security of MLPs, equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such assets. Any such gain will be subject to U.S. federal income tax at the corporate income tax rate, regardless of how long the Fund has held such assets since preferential capital gain rates do not apply to regular corporations such as the Fund. The amount realized by the Fund in any case generally will be the amount paid by the purchaser of the asset plus, in the case of MLP equity securities where the MLP is taxed as a partnership, the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund’s tax basis in its equity securities in an MLP taxed as a partnership generally is equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the Fund, net of a deferred tax liability, such distribution will decrease the Fund’s tax basis in its MLP investments and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund. A portion of any gain or loss recognized by the Fund on a disposition of an MLP equity security where the MLP is taxed as a partnership (or by an MLP on a disposition of an underlying asset) may be separately computed and taxed as ordinary income or loss under the Code to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture, or other “unrealized receivables” or “inventory items” under the Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the disposition. As a corporation, the Fund’s capital gains will be taxed at ordinary income rates, so treatment of gains as ordinary income will not cause the gains to be taxed at a higher rate. Nevertheless, the Fund’s net capital losses may only be used to offset capital gains and therefore could not be used to offset gains that are treated as ordinary income. Thus, the Fund could recognize both gain that is treated as ordinary income and a capital loss on a disposition of an MLP equity security (or on an MLP’s disposition of an underlying asset) and would not be able to use the capital loss to offset that gain.

Any capital losses that the Fund recognizes on a disposition of an equity security of an MLP or otherwise can only be used to offset capital gains that the Fund recognizes. Any capital losses that the Fund is unable to use may be carried back for three taxable years and forward for five taxable years to reduce the Fund’s capital gains in such years. Because (i) the periods for which capital losses may be carried back and forward are limited and (ii) the disposition of an equity security of an MLP may be treated, in significant part, as ordinary income, capital losses incurred by the Fund may expire without being utilized.

The Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of the MLP’s taxed as partnerships in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund’s alternative minimum taxable income, if applicable, as discussed above. Such items may increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known.

State and local income tax. As described above, the Fund is taxed as a regular corporation, or “C” corporation. Because of its tax status the Fund generally is subject to state and local corporate income, franchise and other taxes. By reason of its investments in equity securities of MLPs, the Fund may have state and local tax liabilities in multiple states and in multiple local jurisdictions, which, in addition to any federal income tax imposed on the Fund, would further reduce the Fund’s cash available to make distributions to shareholders.

Purchase of Shares. As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Sections 351 and 362 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Taxation of Fund Distributions

Distributions by the Fund of cash or property in respect of the Shares will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles) and will be includible in gross income by a U.S. Shareholder upon receipt. Any such dividend likely will be eligible for the dividends-received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets certain holding period and other requirements for the dividends-received deduction. Dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals), generally are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals, provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements. Otherwise, dividends paid by the Fund to non-corporate U.S. Shareholders (including individuals) will be taxable at ordinary income rates.

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Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his Shares; any excess will be treated as gain from the sale of his Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund Shares. Any such gain will be long-term capital gain if such shareholder has held the applicable Shares for more than one year.

Shareholders that receive distributions in Shares rather than in cash will be treated for U.S. federal income tax purposes as having (i) received a cash distribution equal to the fair market value of the Shares received and (ii) reinvested such amount in Shares.

Qualified dividend income for individuals. Distributions treated as dividends paid by the Fund to shareholders generally will be taxable as ordinary income as described above, but may qualify as “qualified dividend income.” Under federal income tax law, qualified dividend income received by individuals and other noncorporate shareholders is taxed at the rates applicable to long-term capital gains. The investor must meet certain holding period requirements to qualify Fund dividends for this treatment.

Corporate dividends-received deduction. Distributions treated as dividends paid by the Fund likely will be eligible for the 50% dividends-received deduction generally available to corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.

Impact of Realized but Undistributed Income and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of Shares, the price of Shares may reflect undistributed income or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Medicare Tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and net gains from taxable dispositions of Fund Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sale of Fund Shares

Sales of Fund Shares are taxable transactions for federal and state income tax purposes. If you sell your Fund Shares, the IRS requires you to report any gain or loss on your sale. If you held your Shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your Shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant’s aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

Tax Basis Information. A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of cost basis and available elections for your account.

Wash sale rule. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other Shares of the Fund within 30 days before or after the sale.

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Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding

By law, a portion of your taxable dividends and sales proceeds may be withheld unless you:

●	provide your correct social security or taxpayer identification number,

●	certify that this number is correct,

●	certify that you are not subject to backup withholding, and

●	certify that you are a U.S. person (including a U.S. resident alien).

Withholding is also imposed if the IRS requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Foreign Shareholders

Shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships (foreign shareholder), may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements.

Taxation of a foreign shareholder depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

U.S. withholding tax at the source. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions to such shareholder generally will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Moreover, any dividends and proceeds of any redemption paid to a shareholder will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Income effectively connected with a U.S. trade or business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then dividends and any gains realized upon the sale of Shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Tax certification and backup withholding. Foreign shareholders may have special U.S. tax certification requirements to avoid backup withholding (at a rate of 24%) and, if applicable, to obtain the benefit of any income tax treaty between the foreign shareholder’s country of residence and the United States. To claim these tax benefits, the foreign shareholder must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification. Certain payees and payments are exempt from backup withholding.

Gain on sale of Fund Shares. Any capital gain realized by a foreign shareholder upon a sale of Shares of the Fund generally will not be subject to U.S. federal income or withholding tax unless (i) the gain is effectively connected with the shareholder’s trade or business in the U.S. (as discussed above), or in the case of a shareholder who is a nonresident alien individual, the investor is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met or (ii) the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund’s Shares or, if shorter, within the period during which the foreign shareholder has held the Shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The Fund may be, or may prior to a foreign shareholder’s disposition of Shares become, a U.S. real property holding corporation. Any foreign shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the sale or other disposition of Shares of the Fund.

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U.S. Estate Tax. Transfers by gift of Shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund Shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate, which permits the decedent’s property to be transferred without federal estate tax liability. The transfer certificate will identify the property (i.e., Fund Shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, an affidavit from an appropriate individual that states that the decedent’s U.S. situs assets are below this threshold amount may be sufficient to transfer the Fund Shares.

U.S. Tax Certification Rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, a 30% withholding tax is imposed on income dividends paid by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the United States and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the applicable withholding agent, which will, in turn, report information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

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Local Tax Considerations

Rules of state and local taxation of dividends and sales proceeds may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

OTHER INFORMATION

Shareholder inquiries may be made by writing to the Trust, c/o Virtus Investment Advisers, LLC, One Financial Plaza, Hartford, Connecticut 06103.

FINANCIAL STATEMENTS

The audited financial statements of the Fund, including the financial highlights pertaining thereto, and the report of PricewaterhouseCoopers LLP, which are contained in the Fund’s Form N-CSR for the fiscal year ended October 31, 2024, are incorporated herein by reference and made a part of this SAI.

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APPENDIX A

TRUST PROXY VOTING POLICY AND
PROCEDURES

1. Purpose and Delegation. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by each series (individually, a “Fund” and collectively, the “Funds”) of ETFis Series Trust I and Virtus ETF Trust II (individually, a “Trust” and collectively, the “Trusts”). The board of Trustees of the Trust (the “Board”) believes that while typically each Fund’s Sub-Adviser is in the best position to make individual voting decisions for such Fund, there may also be times when the Board determines that the Adviser or another person or group of persons is in the best position to make such voting decisions (such person or group of persons, the “Proxy Voting Manager”). Therefore, subject to the oversight of the Board, each Fund’s Proxy Voting Manager is hereby delegated the duty to make proxy voting decisions for such Fund, and to implement and undertake such other duties as set forth in, and consistent with, these Policies and Procedures.

2. Definitions

(a)       Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b)       Proxy Voting Manager. Proxy Voting Manager, as used herein, refers to the Adviser, Sub-Adviser or other person(s) to which the duty to make proxy voting decisions for a Fund has been delegated. With respect to such Fund, the Proxy Voting Manager is responsible for supervising and implementing these Policies and Procedures.

3. Policy for Voting Proxies.

(a)       Fiduciary Considerations. Voting authority must be exercised in a manner that is in the best interest of the shareholders of the Fund, and may include a determination that it is in the best interest of the shareholders of the Fund to refrain from exercising voting authority in certain circumstances. Any conflict of interest must be resolved in a manner that is in the best interest of the shareholders of the Fund.

(b)       Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight. The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interest of the Fund’s shareholders.

(c)       Routine Proposals. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) with respect to securities should generally be voted in favor of management.

(d)       Non-Routine Proposals. Votes on non-routine matters and votes against a management’s recommendations with respect to securities are voted as determined by the Proxy Voting Manager to be in the best interest of the Fund’s shareholders.

(e)       Investment Companies. The Proxy Voting Manager may determine that it is in the best interest of the shareholders of the Fund to vote the shares of an investment company in the same proportion as the vote of all other holders of such shares. The Proxy Voting Manager must keep records of this determination, including records indicating whether the Fund relies upon Section 12(d)(1)(F) of the Investment Company Act of 1940 (the “1940 Act”) or a particular order of the U.S. Securities and Exchange Commission (the “SEC”) to invest in other investment companies.

4. Conflicts of Interest. The Trust recognizes that under certain circumstances a Proxy Voting Manager may have a conflict of interest in voting proxies on behalf of a Fund. Such circumstances may include, but are not limited to, situations where a Proxy Voting Manager or one or more of its affiliates, including, without limitation, officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Proxy Voting Manager shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Proxy Voting Manager with respect to voting proxies on behalf of a Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Proxy Voting Manager’s business, and to bring any conflict of interest of which they become aware to the attention of the Proxy Voting Manager. The Proxy Voting Manager shall not vote proxies relating to such issuers on behalf of a Fund until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Proxy Voting Manager’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Voting Manager determines that a conflict of interest is not material, the Proxy Voting Manager may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Board and the Proxy Voting Manager shall follow the instructions of the Board or (ii) the Proxy Voting Manager shall vote the issue in question based upon the recommendation of an established, independent third party with qualifications to vote proxies so long as the Board has approved this course of action for the issue in question (if approval is requested at a time other than a regularly scheduled meeting of the Board, the Chief Compliance Officer of the Fund may approve this course of action for the issue in question and provide a report at the next regularly scheduled meeting of the Board). The Proxy Voting Manager shall keep a record of all materiality decisions and report them to the Board no less frequently than annually.

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5. Proxy Voting Procedures. Proxy voting will be conducted in compliance with the policies and practices described herein and is subject to the Proxy Voting Manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Each Proxy Voting Manager shall maintain records regarding the voting of proxies under these Policies and Procedures.

The Trust acknowledges that certain of the Proxy Voting Managers to the various Funds have adopted voting policies and procedures for their clients that have been delivered to the Trust. To the extent that a Proxy Voting Manager has not adopted such policies and procedures, it shall adopt the policies and procedures provided herein as its own and shall otherwise vote all proxies in what it believes is the best interest of the Fund’s shareholders. To the extent that a Proxy Voting Manager’s policies and procedures are consistent with these Policies and Procedures, the Proxy Voting Manager may implement them with respect to voting proxies on behalf of each Fund managed by such Proxy Voting Manager. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supersede any comparable provisions of any Proxy Voting Manager’s policies and procedures.

6. Form N-PX. The Proxy Voting Manager shall gather, collate and present information relating to the proxy voting activities of itself and/or its delegate(s) in such format and medium as the Fund shall request in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act. A record of each proxy vote will be entered on Form N-PX. A copy of each Form N-PX will be signed by the President of the Trust. The Form is to be filed by August 31 each year. Each reporting period covered by the Form N-PX runs from July 1 to June 30. The Trust will disclose in its Annual and Semi-Annual Reports to shareholders and in its registration statement (in the SAI) filed with the SEC that the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge upon request at toll-free telephone number for the Fund) and is also available on the SEC’s website at www.sec.gov.

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APPENDIX B

SUB-ADVISER PROXY VOTING POLICY AND
PROCEDURES

INFRASTRUCTURE CAPITAL ADVISORS, LLC

PROXY-VOTING POLICY AND PROCEDURES

September 2024

Statement of Policy

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that these rights are properly and timely exercised.  The Adviser votes proxies in the best interest of its clients and in accordance with these policies and procedures.

Proxy-Voting Procedures

All proxies received by the Adviser are sent to the CCO or his designee, who (1) keeps a record of each proxy received, (2) determines which accounts managed by the Adviser hold the security to which the proxy relates, and (3) determines the date by which the Adviser must vote the proxy in order to allow adequate time for the completed proxy to be returned to the issuer.  Absent material conflicts, the portfolio managers determine how the Adviser should vote the proxy. To assist the Adviser in voting proxies in the best interest of its clients, the Adviser may utilize a proxy voting determination form which is updated from time-to-time as proxy voting rules and best practices change (i.e., say-on-pay votes).  The CCO or his designee is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner. The Adviser has adopted enhanced proxy voting procedures in response to recent proxy voting rules to ensure proxies are cast in the best interest of its clients.

Voting Guidelines

In the absence of specific voting guidelines from the client, the Adviser votes proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer.

Conflicts of Interest

The CCO seeks to identify any conflicts that exist between the interests of the Adviser and its clients. This examination includes a review of the relationship of the Adviser and its affiliates with the issuer of each security and any affiliates of the issuer to determine if the issuer is a client of the Adviser or an affiliate of the Adviser or has some other relationship with the Adviser or a client of the Adviser. If a material conflict exists, the CCO determines whether voting is in the best interests of the client and whether it is appropriate to disclose the conflict to affected clients.

Disclosure

The Adviser discloses in the Brochure that clients may contact the CCO by electronic mail or telephone to obtain information on how the Adviser voted proxies for the accounts of particular clients and to request a copy of this policy and these procedures. If a client requests this information, the CCO will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, the name of the issuer, the proposal voted upon, and how the Adviser voted the proxy.

As part of the Adviser’s preparation of form N-PX, the Adviser will review the accuracy of its proxy voting activities. In addition, if a fund managed by the Adviser has a web site, the Adviser will make make publicly available free of charge the information disclosed in the fund’s most recently filed report on Form N-PX.

Recordkeeping

The CCO maintains files relating to the proxy-voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following are included:

This policy and these procedures and any amendments thereto;

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Each proxy statement that the Adviser receives, unless the Adviser has a third party retain the proxy statements, so long as the third party undertakes to provide a copy of a proxy statement promptly upon request;

A record of each vote that the Adviser casts;

A copy of any document that the Adviser created that was material to making a decision how to vote proxies or that memorializes that decision; and

A copy of each written client request for information on how the Adviser voted client proxies and a copy of any written response to any written or oral client request for information on how the Adviser voted client proxies.

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PROSPECTUS | February 28, 2025

InfraCap REIT Preferred ETF
(Ticker: PFFR)

a series of
ETFIS SERIES TRUST I

The InfraCap REIT Preferred ETF (the “Fund”) is an exchange-traded fund (“ETF”). Shares of the Fund are listed on NYSE Arca, Inc. (the “Exchange”) and trade at market prices. The market price for the Fund’s shares may be different from its net asset value per share.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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3

RISK/RETURN SUMMARY INFORMATION

INVESTMENT OBJECTIVE

InfraCap REIT Preferred ETF (the “Fund”) seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Indxx REIT Preferred Stock Index (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may incur customary brokerage commissions, and may pay other fees to financial intermediaries, when buying or selling Shares of the Fund, which are not reflected in the table or example set forth below.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee(1)	0.45%
Total Annual Fund Operating Expenses	0.45%

(1)	The management fee is structured as a “unified fee.” The Fund’s investment adviser has delegated to the Fund’s sub-adviser the obligation to pay all of the ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the management fee paid to the Fund’s adviser; payments under any 12b-1 plan adopted by the Fund; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund.

Example.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2024, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund will invest not less than 90% of its assets in component securities of the Underlying Index. The Underlying Index is comprised of preferred securities listed on U.S. exchanges that are issued by real estate investment trusts (“REITs”).

What are preferred securities? Preferred securities are a class of equity security that typically pay fixed or floating dividends to investors and have “preference” over common stock (but are subordinated to bonds) in the payment of dividends and in the event of the bankruptcy or liquidation of a company’s assets. Although preferred securities represent an ownership interest in a company, preferred stockholders usually have no voting rights with respect to corporate matters of the issuer. Instead, preferred securities typically have rights and characteristics similar to debt instruments.

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Preferred securities in the Underlying Index may include, without limitation, floating and fixed-rate preferred securities, callable preferred securities, cumulative and non-cumulative preferred securities, convertible preferred securities, trust preferred securities and depositary preferred securities.

What is a REIT? A REIT is a corporation, trust or association dedicated to owning, operating or financing income-producing real estate. To qualify as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), a REIT is required to distribute at least 90% of its taxable income to shareholders annually and receive at least 75% of that income from rents, mortgages and sales of property. A REIT that qualifies under the Code is generally not taxed on income that it distributes to its shareholders. The Underlying Index may include preferred securities issued by Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rental and lease income, but may also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which provide loans to owners and operators of real estate assets or hold or trade mortgages or mortgage-backed securities, derive their income primarily from interest payments made on the underlying mortgages. Hybrid REITs may invest in a combination of properties, mortgages and mortgage-backed securities.

The Underlying Index. The Underlying Index, which was launched in January 2015, is a modified market capitalization weighted index designed to provide diversified exposure to high yielding liquid preferred securities issued by REITs listed in the U.S. In a market capitalization weighted index, each component security is weighted by the issuer’s market capitalization relative to the overall capitalization of the index.

The Underlying Index was co-developed by Infrastructure Capital Advisors, LLC, the Fund’s sub-adviser (the “Sub-Adviser”), and Indxx, LLC (“Indxx”), the index provider of the Underlying Index. Indxx is not affiliated with the Fund, the Sub-Adviser, or the Fund’s adviser, Virtus Investment Advisers, LLC (the “Adviser” or “VIA”). Indxx owns the Underlying Index and is solely responsible for calculating, maintaining and rebalancing the Underlying Index.

To be included in the Underlying Index, a security generally must meet the following minimum criteria as of each reconstitution date:

•Security Type: Preferred Securities

•Primary Exchange: United States

•Type of Issuer: REIT

•Market Capitalization: $75 million or more

•6 Month Average Monthly Trading Volume: 150,000 shares or more

•Yield to Worst (i.e., an estimate of the lowest potential yield that can be received on a preferred security without issuer default): greater than 3%

•Constituent Weightings: No single issuer will exceed 10% of its representation in the Underlying Index upon rebalance. No REIT sub-sector will exceed 30% of the Underlying Index upon rebalance, with the exception of the Diversified REIT sub-sector, which will not exceed 35%.

•Review: At the end of every calendar quarter, each Underlying Index constituent will be reviewed and distressed companies may be excluded.

Once the investment universe is appropriately narrowed based on the foregoing criteria, all remaining securities are chosen as index constituents, which are then weighted based on their modified market capitalization. Indxx reconstitutes and rebalances the Underlying Index semi-annually at the close of the last trading day of March and September of each year in accordance with the Underlying Index methodology. The Fund is generally reconstituted and rebalanced in accordance with the Underlying Index. As of December 31, 2024, the Underlying Index contained 95 constituents.

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Indxx’s Index Committee is responsible for setting policy, determining index composition, and administering the Underlying Index in accordance with the Underlying Index methodology. The Index Committee reserves the right to use qualitative judgment to include, exclude, adjust, or postpone the inclusion of a constituent. Continued index membership of a constituent is not necessarily subject to the Underlying Index methodology. A constituent may be considered for exclusion by the Index Committee on the basis of corporate governance, accounting policies, lack of transparency and lack of representation, despite meeting all the criteria provided in the Underlying Index methodology.

The Fund will not seek to “beat” the performance of the Underlying Index and will not seek temporary defensive measures when markets decline or appear overvalued. Instead, the Fund uses a “passive” or indexing investment approach to try to approximate the investment performance of the Underlying Index by investing in a portfolio of securities that generally replicates the Underlying Index; however, there may be times when the Fund does not hold every security in the Underlying Index. The Sub-Adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation.

Under normal market conditions, the Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in preferred securities of REITs. The Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in a particular industry or group of industries approximately to the same extent that the Underlying Index is concentrated. As of October 31, 2024, the Underlying Index is concentrated in the Mortgage REITs and Equity REITs industries. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can. In addition, in attempting to meet its investment objective, the Fund may engage in active and frequent trading of portfolio securities.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

Preferred Securities. There are special risks associated with investing in preferred securities, including:

•Deferral and Omission. If the Fund owns preferred securities that include provisions that permit the issuer to defer or omit distributions for a stated period without any adverse consequences to the issuer, the Fund may be required to report income for tax purposes although it has not yet received such income.

•Subordination. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

•Limited Voting Rights. Preferred securities may have no or limited voting rights with respect to the issuing company.

•Special Redemption Rights. An issuer of preferred securities may redeem the securities prior to a specified date, which may negatively impact the return of the security held by the Fund.

REIT Industries Risk. The Fund is subject to the risk that the value of stocks of REITs will decline because of adverse developments affecting the Mortgage REITs and/or Equity REITs industries, including  deterioration in the real estate rental market, declines in real estate property demand, changes in interest rates, declines in the availability of real estate financing, increases in borrower defaults, overbuilding, or other developments that reduce credit and cash positions of REITs and REIT operators. REITs may also be adversely affected by poor management, failure to quality as a REIT under the Code, environmental problems, property tax increases or changes in federal, state or local regulations.

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Interest Rate Risk.  The value of preferred securities will generally vary inversely with the direction of prevailing interest rates such that, generally, when interest rates rise, the value of REIT securities (including preferred securities) can be expected to decline.

Issuer Risk. The performance of the Fund depends on the performance of the issuers of the individual securities in which the Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Shares, to decline.

Small Capitalization Companies Risk. Small-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Fund.

Concentration Risk. A fund concentrated in an industry or sector is likely to present more risks than a fund that is broadly invested in several industries or sectors. Compared to the broad market, an individual industry or sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.

Non-Diversified Fund Risk. The Fund is considered non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent the Fund invests more of its assets in the securities of fewer issuers than would a diversified fund.

Market Risk. The value of the securities in the Fund may go up or down (sometimes significantly) in response to the prospects of individual companies and/or general economic conditions, including local, regional or global events.

Passive Strategy/Index Risk. The Fund may hold constituent securities of the Underlying Index regardless of the current or projected performance of a specific security or the relevant sector as a whole, which could cause the Fund’s returns to be lower than if the Fund employed an active strategy. Unless the Underlying Index allocates significant portions of its assets to cash and cash equivalents during times of adverse market or economic conditions, the Fund may be subject to a higher level of market risk during such times than other funds.

Index Tracking Risk. The Fund’s return may not match or achieve a high degree of correlation with the returns of the Underlying Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies.

Calculation Methodology. The Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. The Fund, the Adviser, the Sub-Adviser and Indxx cannot offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade at a discount to NAV and possibly face delisting.

•Costs of Buying or Selling Shares.  Due to the costs of buying or selling Shares, including brokerage commissions and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings, and the Fund cannot be predicted whether Shares will trade below, at or above their NAV. If an investor purchases Shares at a time when the market

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price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

•No Assurance of Active Trading Market Risk. Although the Shares in the Fund are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares of the Fund. In times of market stress, market makers or Authorized Participants may step away from their respective roles in making a market in the Fund’s Shares, which could lead to wider bid/ask spreads and variances between the market price of the Fund’s Shares and their underlying value.

•Fund Shares Liquidity Risk. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the ETF’s NAV and market price.

Risks Related to Portfolio Turnover. The Fund’s principal investment strategies may result in a consistently high portfolio turnover rate. See the “Portfolio Turnover” section above for more information about the impact that portfolio turnover can have on your investment.

PERFORMANCE INFORMATION

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns for one year, five years, and since inception compared with a broad-based index and the index the Fund seeks to track, in that order. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by calling the Fund at (888) 383-0553.

50%
25%
0%
-25%
-50%
(7.28)%
20.32%
(0.11)%
7.03%
(24.13)%
19.75%
9.85%
2018
2019
2020
2021
2022
2023
2024

•During the periods shown in the bar chart, the highest return for a calendar quarter was 19.87% (quarter ended 6/30/2020).

•During the periods shown in the bar chart, the lowest return for a calendar quarter was (29.45)% (quarter ended 3/31/2020).

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Average Annual Total Returns – (For the Period Ended December 31, 2024)	1 Year	5 Years	Since Inception(1)
Before taxes	9.85%	1.30%	3.09%
After taxes on distributions(2)	7.38%	(0.88)%	0.92%
After taxes on distributions and sale of shares(2)	5.78%	0.02%	1.41%
FT Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	23.76%	14.10%	14.10%
Indxx REIT Preferred Stock Index (reflects no deduction for fees, expenses or taxes)	10.35%	2.19%	3.87%

(1)	The Fund commenced operations on February 7, 2017.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Shares at the end of the measurement period.

MANAGEMENT OF THE FUND

Investment Adviser and Sub-Adviser

Virtus Investment Advisers, LLC is the Fund’s investment adviser (the “Adviser” or “VIA”). ETFis Series Trust I (the “Trust”) and the Adviser have engaged Infrastructure Capital Advisors, LLC as the Fund’s sub-adviser (the “Sub-Adviser”) to manage the Fund’s investments, subject to the oversight and supervision of the Adviser and the Board of Trustees of the Trust (the “Board”). Prior to January 1, 2025, Virtus ETF Advisers LLC (“VEA”) was the Fund’s investment adviser. Effective January 1, 2025, VEA’s rights and obligations under the investment advisory, subadvisory and expense limitation agreements for the Trust have been transferred to, and assumed by, VIA. Both VIA and VEA are wholly owned indirect subsidiaries of Virtus Investment Partners, Inc.

Portfolio Managers

The following employees of the Sub-Adviser are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio: Jay D. Hatfield (since February 2017) and Andrew Meleney (since February 2024).

PURCHASE AND SALE OF FUND SHARES

Unlike conventional investment companies, the Fund generally issues and redeems Shares on a continuous basis, at NAV, in aggregate blocks of Shares or multiples thereof (“Creation Units”). The Fund’s Creation Units may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants”, that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Shares only on the Exchange through a broker-dealer. Shares of the Fund will trade on the Exchange at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.virtusetfs.com.

TAX INFORMATION

The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Sub-Adviser or their respective affiliates may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING THE FUND’S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Additional Information Regarding the Fund’s Objective. The Fund seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Indxx REIT Preferred Stock Index. The investment objective of the Fund may be changed by the Board without shareholder approval upon 60 days’ notice to the shareholders. There is no guarantee that the Fund will achieve its objective.

Additional Information Regarding the Fund’s Principal Investment Strategy. Under normal market conditions, the Fund will invest not less than 90% of its assets in component securities of the Underlying Index. The Underlying Index is comprised of preferred securities listed on U.S. exchanges that are issued by REITs.

What are preferred securities? Preferred securities are a class of equity security that typically pay fixed or floating dividends to investors and have “preference” over common stock (but are subordinated to bonds) in the payment of dividends and in the event of the bankruptcy or liquidation of a company’s assets. Although preferred securities represent an ownership interest in a company, preferred stockholders usually have no voting rights with respect to corporate matters of the issuer. Instead, preferred securities typically have rights and characteristics similar to debt instruments.

Preferred securities in the Underlying Index may include, without limitation, floating and fixed-rate preferred securities, callable preferred securities, cumulative and non-cumulative preferred securities, convertible preferred securities, trust preferred securities and depositary preferred securities.

What is a REIT? A REIT is a corporation, trust or association dedicated to owning, operating or financing income-producing real estate. To qualify as a REIT under the Code, a REIT is required to distribute at least 90% of its taxable income to shareholders annually and receive at least 75% of that income from rents, mortgages and sales of property. A REIT that qualifies under the Code is generally not taxed on income that it distributes to its shareholders. The Underlying Index may include preferred securities issued by Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rental and lease income, but may also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which provide loans to owners and operators of real estate assets or hold or trade mortgages or mortgage-backed securities, derive their income primarily from interest payments made on the underlying mortgages. Hybrid REITs may invest in a combination of properties, mortgages and mortgage-backed securities.

The Underlying Index. The Underlying Index, which was launched in January 2015, is a modified market capitalization weighted index designed to provide diversified exposure to high yielding liquid preferred securities issued by REITs listed in the U.S. In a market capitalization weighted index, each component security is weighted by the issuer’s market capitalization relative to the overall capitalization of the index.

The Underlying Index was co-developed by the Sub-Adviser, and Indxx, the index provider of the Underlying Index. Indxx is not affiliated with the Fund, the Sub-Adviser, or the Fund’s Adviser. Indxx owns the Underlying Index and is solely responsible for calculating, maintaining and rebalancing the Underlying Index.

To be included in the Underlying Index, a security generally must meet the following minimum criteria as of each reconstitution date:

•Security Type: Preferred Securities

•Primary Exchange: United States

•Type of Issuer: REIT

•Market Capitalization: $75 million or more

•6 Month Average Monthly Trading Volume: 150,000 shares or more

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•Yield to Worst (i.e., an estimate of the lowest potential yield that can be received on a preferred security without issuer default): greater than 3%

•Constituent Weightings: No single issuer will exceed 10% of its representation in the Underlying Index upon rebalance. No REIT sub-sector will exceed 30% of the Underlying Index upon rebalance, with the exception of the Diversified REIT sub-sector, which will not exceed 35%.

•Review: At the end of every calendar quarter, each Underlying Index constituent will be reviewed and distressed companies may be excluded.

Once the investment universe is appropriately narrowed based on the foregoing criteria, all remaining securities are chosen as index constituents, which are then weighted based on their modified market capitalization. Indxx reconstitutes and rebalances the Underlying Index semi-annually at the close of the last trading day of March and September of each year in accordance with the Underlying Index methodology. The Fund is generally reconstituted and rebalanced in accordance with the Underlying Index. As of December 31, 2024, the Underlying Index contained 95 constituents.

Indxx’s Index Committee is responsible for setting policy, determining index composition, and administering the Underlying Index in accordance with the Underlying Index methodology. The Index Committee reserves the right to use qualitative judgment to include, exclude, adjust, or postpone the inclusion of a constituent. Continued index membership of a constituent is not necessarily subject to the Underlying Index methodology. A constituent may be considered for exclusion by the Index Committee on the basis of corporate governance, accounting policies, lack of transparency and lack of representation, despite meeting all the criteria provided in the Underlying Index methodology.

The Fund will not seek to “beat” the performance of the Underlying Index and will not seek temporary defensive measures when markets decline or appear overvalued. Instead, the Fund uses a “passive” or indexing investment approach to try to approximate the investment performance of the Underlying Index by investing in a portfolio of securities that generally replicates the Underlying Index; however, there may be times when the Fund does not hold every security in the Underlying Index. The Sub-Adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation.

Under normal market conditions, the Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in preferred securities of REITs. The Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in a particular industry or group of industries approximately to the same extent that the Underlying Index is concentrated. As of October 31, 2024, the Underlying Index is concentrated in the Mortgage REITs and Equity REITs industries. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can. In addition, in attempting to meet its investment objective, the Fund may engage in active and frequent trading of portfolio securities.

The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ notice to shareholders. Certain fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (the “SAI”) under “Investment Limitations.”

To the extent that the Fund is not invested in securities of the Underlying Index as disclosed above, the Fund may invest in other investments that the Sub-Adviser believes will help the Fund track the Underlying Index, including shares of other registered investment companies (e.g., mutual funds and ETFs), and cash and cash equivalents.

In addition, although the Fund generally intends to replicate the component securities of the Underlying Index as disclosed in the Fund’s principal investment strategies, which are discussed in the “Risk/Return Summary Information” section above, the Fund may utilize a representative sampling strategy when a replication strategy might be detrimental to its shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Underlying Index. When utilizing a representative sampling strategy, the Fund will invest in what it believes to be a representative sample of the component securities in the Underlying Index. Under the representative sampling technique, each security is selected for inclusion in the Fund through the application of quantitative analytical procedures to give the Fund’s portfolio an investment profile similar to that of

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its Underlying Index. Securities are selected for inclusion if they have aggregate investment characteristics (such as market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying Index taken in its entirety. If the representative sampling technique is used, the Fund will not be expected to track the performance of its Underlying Index with the same degree of accuracy as would an investment vehicle that invested in every component security of the Underlying Index with the same weightings as the Underlying Index. The Fund may also use representative sampling to exclude less liquid component securities contained in the Underlying Index in order to create a more tradable portfolio and improve arbitrage opportunities.

There also may be instances in which the Sub-Adviser may choose to (i) overweight or underweight a security in the Underlying Index, (ii) purchase securities not contained in the Underlying Index that the Sub-Adviser believes are appropriate to substitute for certain securities in the Underlying Index, or (iii) utilize various combinations of other available investment techniques in seeking to track the Underlying Index.

The Fund may sell securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or purchase securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.

Additional Information Regarding the Fund’s Principal Risks.

Preferred Securities. There are special risks associated with investing in preferred securities, including:

•Deferral and Omission. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring or omitting its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

•Subordination. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

•Limited Voting Rights. Generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of hybrid-preferred securities, holders generally have no voting rights.

•Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in Federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

REIT Industries Risk. The Fund is subject to the risk that the value of stocks of REITs will decline because of adverse developments affecting the Mortgage REITs and/or Equity REITs industries, including real property values. Such a decline could be precipitated by, among other things, general economic decline, deterioration in the real estate rental market, declines in real estate property demand, changes in interest rates, declines in the availability of real estate financing, increases in borrower defaults, overbuilding, or other developments that reduce credit and cash positions of REITs and REIT operators on a local, regional or national level. REITs may also be adversely affected by poor management, failure to quality as a REIT under the Code, environmental problems, property tax increases or changes in federal, state or local regulations. In addition to the above, Mortgage REITs are subject to the following risks: credit risk of the borrowers under the underlying mortgages, insufficient insurance, risks of investments in subprime mortgages, foreclosure risk, interest rate risk, risks of borrowing and leverage, and prepayment risk.

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Interest Rate Risk. REITs may be particularly sensitive to changes in prevailing interest rates. The value of preferred securities will generally vary inversely with the direction of prevailing interest rates such that, generally, when interest rates rise, the value of REIT securities (including preferred securities) can be expected to decline.

Issuer Risk. The performance of the Fund depends on the performance of the issuers of the individual securities in which the Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Shares, to decline.

Small Capitalization Companies Risk. Investing in the securities of small capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small capitalization companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of their shares without an unfavorable impact on prevailing prices. Small capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies. Small capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate. The foregoing risks are generally increased for smaller capitalization companies as compared to companies with larger capitalizations. designed to make it likely that Shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

Concentration Risk. A fund concentrated in an industry or sector is likely to present more risks than a fund that is broadly invested in several industries or sectors. Compared to the broad market, an individual industry or sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Market Risk. The value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Fund’s control, including the quality of the Fund’s investments, economic conditions, adverse investor sentiment, poor management decisions, lower demand for a company’s goods or services, and general market conditions. In a declining market, the prices for all securities (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. Security values tend to move in cycles, with periods when securities markets generally rise and periods when they generally decline. In addition, local, regional or global events such as war (e.g., Russia’s invasion of Ukraine and the Israel-Hamas war), acts of terrorism, natural or environmental disasters, the spread of infectious illnesses or other public health issues, recessions, or other events could have a significant impact on the Fund, its investments and the trading of its Shares.

Passive Strategy/Index Risk. The Fund is managed with a passive investment strategy that seeks to track the performance of the Underlying Index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Underlying Index regardless of the current or projected performance of a specific security or preferred REITs as a whole. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s returns to be lower than if the Fund employed an active strategy. The Fund will seek to track the Underlying Index in all market conditions, including during adverse market conditions when other funds may seek to take temporary defensive measures (such as investing significantly in cash or cash equivalents). Accordingly, unless the Underlying Index allocates significant portions of its assets to cash and cash equivalents during times of adverse market or economic conditions, the Fund may be subject to a higher level of market risk during such times than other funds.

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Index Tracking Risk. While the Sub-Adviser seeks to track the performance of the Underlying Index closely (i.e., to achieve a high degree of correlation with the Underlying Index), it will not seek to beat the performance of the Underlying Index. Further, the Fund’s return may not match or achieve a high degree of correlation with the returns of the Underlying Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies.

Calculation Methodology. The Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. The Fund, the Adviser, the Sub-Adviser and Indxx cannot offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares may trade at a discount to NAV and possibly face delisting.

•Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by those brokers. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Shares have more trading volume and market liquidity and higher if the Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of Shares on the Exchange or any other exchange on which Shares are traded. It cannot be predicted whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund trading individually or in the aggregate at any point in time. The market prices of Shares may deviate significantly from the NAV of the Shares during periods of market volatility. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV. For example, during a “flash crash,” the market prices of the Shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell Shares at these temporarily low market prices.

•Early Closing Risk. An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell Shares on that day.

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•Fund Shares Liquidity Risk. Trading in Shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the Shares will continue to be met or will remain unchanged. During stressed market conditions, the liquidity of Shares may be less than the liquidity of the securities in the Fund’s portfolio, which may be significantly less than the liquidity of other ETFs.

•No Assurance of Active Trading Market Risk. Although the Shares are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares. Further, market makers (other than lead market makers) have no obligation to make markets in the Shares and may discontinue doing so at any time without notice.

•Redeeming Risk. Shares generally may be redeemed only in Creation Units and only by Authorized Participants. All other persons or entities transacting in Shares must generally do so in the secondary market.

Risks Related to Portfolio Turnover. As a result of its trading strategy, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other registered investment companies. Because portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Fund realizes capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

In addition to the principal risks discussed above, an investment in the Fund is also subject to the following risks:

ETF and Other Registered Investment Company Risk. The Fund may invest in ETFs or other registered investment companies. Through its positions in ETFs and other registered investment companies, the Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETF or other registered investment company could decrease (or increase). In addition to the risks associated with the underlying assets held by an ETF, investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; and (3) trading an ETF’s shares may be halted by the listing exchange. Further, a passively managed ETF or other registered investment company may not track the performance of the reference asset and may hold troubled securities or other investments. Investments in ETFs and other registered investment companies may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs or other registered investment companies in which it invests.

Sampling Risk. To the extent the Fund utilizes a representative sampling approach, the Fund will be subject to an increased risk of tracking error because the securities selected for the Fund in the aggregate may vary from the investment profile of the Underlying Index. Additionally, if using a representative sampling approach, the Fund will typically hold a smaller number of securities than the Underlying Index and, as a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index.

Disclosure of Portfolio Holdings. The Fund’s portfolio holdings are disclosed on the Fund’s website (www.virtusetfs.com) daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

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MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Virtus Investment Advisers, LLC (formerly known as Virtus Investment Advisers, Inc.) (“VIA” or the “Adviser”), located at One Financial Plaza, Hartford, Connecticut 06103, serves as the investment adviser to the Funds. VIA, an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business, acts as the investment adviser for over 60 mutual funds. VIA has acted as an investment adviser for over 80 years. As of December 31, 2024, VIA had approximately $44.3 billion in assets under management. The Adviser is responsible for the oversight and management of all service providers to the Trust. The Adviser has engaged the Sub-Adviser to manage the Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight and supervision of the Adviser and the Board, and will oversee the Sub-Adviser’s compliance with the terms and conditions of the SEC rule on which the Fund relies to operate as an ETF, as well as the Trust’s related policies and procedures. The Adviser also assists with: (a) non-advisory operations of the Fund, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of the Fund’s prospectus and statement of additional information, (d) the preparation of reports to be filed with the SEC and other regulatory authorities, and (e) maintaining certain of the Fund’s records.

Adviser Compensation. The Adviser receives a monthly advisory fee from the Fund at the annual rate of the greater of 0.45% of the Fund’s average daily net assets or $25,000 per year (the “Advisory Fee”). The Advisory Fee is structured as a “unified fee.” The Adviser has delegated to the Sub-Adviser the obligation to pay all of the ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Advisory Fee; payments under any 12b-1 plan adopted by the Fund; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund.

INVESTMENT SUB-ADVISER

The Fund’s sub-adviser is Infrastructure Capital Advisors, LLC, 1325 Avenue of the Americas, 28th Floor, New York, NY 10019. The Sub-Adviser serves in that capacity pursuant to a sub-advisory contract (the “Sub-Advisory Agreement”) with the Adviser and the Trust on behalf of the Fund as approved by the Board. The Sub-Adviser makes day-to-day investment decisions for the Fund and selects broker-dealers for executing portfolio transactions, subject to the Sub-Adviser’s best execution obligations and the Trust’s and the Sub-Adviser’s brokerage policies. The Adviser, however, will continue to have overall responsibility for the management and investment of the assets and responsibility for all advisory services furnished by the Sub-Adviser, and will supervise the Sub-Adviser in the performance of its duties for the Fund pursuant to written policies and procedures designed to prevent violations of applicable laws and regulations, Board procedures, and the provisions of the Fund’s prospectus and SAI, as supplemented from time to time.

The Sub-Adviser was organized as a New York limited liability company in January 2012. The Sub-Adviser has served as the sub-adviser of the Fund since the inception of the Fund’s operations. The Sub-Adviser is controlled by Jay D. Hatfield, its co-founder and president. Mr. Hatfield has been managing investments for clients, including private investment funds, since 2001. As of December 31, 2024, the Sub-Adviser had approximately $2.45 billion in assets under management.

Sub-Adviser Compensation. The Adviser pays the Sub-Adviser out of the Advisory Fee it receives from the Fund. The Adviser retains a portion of the Advisory Fee that is equal to the greater of (i) an annualized rate of 0.075% of the average daily net asset value of the Fund, during the prior calendar month, or (ii) a minimum annual fee of $25,000 per calendar year. The remainder of the Advisory Fee is paid by the Adviser to the Sub-Adviser as full compensation for its services.

Disclosure Regarding Approval of Advisory and Sub-Advisory Agreements . A discussion regarding the basis for the Board’s most recent approval of the investment advisory agreement and investment sub-advisory agreement for the Fund is available in the Fund’s most recent reports filed on form N-CSR for the fiscal period ended April 30, 2024. You may obtain a copy of the Fund’s annual and semi-annual reports and annual and semi-annual financial statements, without charge, upon request to the Fund.

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PORTFOLIO MANAGERS

The following employees of the Sub-Adviser are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

•Jay D. Hatfield, Co-Founder and President of the Sub-Adviser

Mr. Hatfield is the Chief Executive Officer of Infrastructure Capital Management, LLC (“ICM”), a private investment company that he founded in 2002.

Prior to founding ICM, Mr. Hatfield was a portfolio manager with SAC Capital Advisors, where he managed a $500 million infrastructure fund focused on investing in credit instruments and infrastructure-related equities. Before joining SAC, Mr. Hatfield was a Managing Director and Head of Fixed Income Research at Zimmer Lucas Partners, where he was responsible for directing research for credit funds, including infrastructure related equities in the energy and utility sectors. Mr. Hatfield began his investment banking career at Morgan Stanley & Co. Inc., where he spent over 10 years as an investment banker advising clients in the utility, power and energy industries. Mr. Hatfield began his career as an auditor and consultant at Arthur Young & Co. (now Ernst & Young), where he was a Certified Public Accountant and consultant, auditing and providing consulting services to companies in the technology, biotechnology and retailing industries.

Mr. Hatfield has a Master of Business Administration degree from the Wharton School, University of Pennsylvania, where he specialized in Finance and graduated with distinction and as a member of the Beta Gamma Sigma honor society. Mr. Hatfield also has a Bachelor of Science degree in Managerial Economics from the University of California, Davis.

•Andrew Meleney, Portfolio Manager and Director of Research of the Adviser

Mr. Meleney is a Portfolio Manager and Director of Research of the Adviser. Prior to joining the Adviser in 2016, Mr. Meleney was an equity analyst at Parker Global Strategies, focusing on midstream MLP, oil and gas equities and commodity fundamentals. Mr. Meleney is a CFA Charterholder and earned a bachelor of arts and science in economics at Tufts University.

Additional Information. Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares of the Fund is available in the Fund’s SAI.

BOARD OF TRUSTEES

The Fund is a non-diversified series of the Trust, an open-end management investment company organized as a Delaware statutory trust on September 20, 2012. The Board supervises the operations of the Trust and the Fund according to applicable state and federal law, and is responsible for the overall management of the Fund’s business affairs.

OPERATIONAL ADMINISTRATOR

Virtus ETF Solutions LLC (the “Administrator”), located at 31 West 52nd Street, 16th Floor, New York, NY 10019, serves as the Fund’s operational administrator. The Administrator supervises the overall administration of the Trust and the Fund including, among other responsibilities, the coordination and day-to-day oversight of the Fund’s operations, the service providers’ communications with the Fund and each other and assistance with Trust, Board and contractual matters related to the Fund and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust.

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ACCOUNTING SERVICES ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

The Bank of New York Mellon (“BNY”), located at 240 Greenwich Street, New York, NY 10286, directly and through its subsidiary companies, provides necessary administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as the Fund’s accounting services administrator. BNY also serves as the custodian for the Fund’s assets, and serves as transfer agent and dividend paying agent for the Fund.

DISTRIBUTOR

VP Distributors, LLC (the “Distributor”), located at One Financial Plaza, Hartford, CT 06103, serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust and the Fund.

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, PA 19103, serves as counsel to the Trust and the Independent Trustees.

EXPENSES OF THE FUND

The Fund pays all expenses not assumed by the Sub-Adviser. General Trust expenses that are allocated among and charged to the assets of the Fund and other series of the Trust are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of the Fund and other series of the Trust or the nature of the services performed and relative applicability to the Fund and other series of the Trust.

INVESTING IN THE FUND

DISTRIBUTION AND SERVICE PLAN

The Board has adopted on behalf of the Fund a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

The Adviser, the Sub-Adviser or their respective affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

DETERMINATION OF NET ASSET VALUE

The NAV of the Shares for the Fund is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of Shares outstanding. Interest and investment income on the Fund’s assets accrue daily and are included in the Fund’s total assets. Expenses and fees (including investment advisory, management, administration and distribution fees, if any) accrue daily and are included in the Fund’s total liabilities. The NAV that is published is rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV is calculated to five decimal places.

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The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures approved by, and under the direction of, the Board. In determining the value of the Fund’s assets, equity securities are generally valued at market using quotations from the primary market in which they are traded. Debt securities (other than short-term investments) are valued on the basis of broker quotes or valuations provided by a pricing service, which in determining value utilizes information regarding recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the NAV. The Fund normally uses third party pricing services to obtain market quotations.

The Board has designated the Adviser to serve as its valuation designee, pursuant to Rule 2a-5 under the Investment Company Act of 1940 (“1940 Act”), to perform the fair value determinations relating to any or all Fund investments. Accordingly, securities and assets for which market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued by the Adviser at fair value as determined in good faith under policies approved by the Board. Fair value pricing may be used, for example, in situations where (i) portfolio securities, such as securities with small capitalizations, are so thinly traded that there have been no transactions for that security over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to change the value of the portfolio security prior to the Fund’s NAV calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. Pursuant to policies adopted by the Board, the Adviser consults with BNY Mellon and the Sub-Adviser on a regular basis regarding the need for fair value pricing. Fair value pricing is intended to result in a calculation of the Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. If the fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, you may receive more or less proceeds or Shares from redemptions or purchases of Shares, respectively, than you would have otherwise received if the portfolio security were priced using the Fund’s normal pricing procedures, which could result in the market prices for Shares deviating from NAV. The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. The Board oversees the Adviser in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

To the extent the assets of the Fund are invested in other open-end investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

The NAV is determined as of the close of regular trading on the Exchange, normally 4:00 p.m. Eastern time, on each day that the Exchange is open for business. Currently, the Exchange is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of Shares have tracked the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year will be available without charge on the Fund’s website at www.virtusetfs.com.

FREQUENT TRADING

Unlike traditional mutual funds, Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and the vast majority of trading in the Shares occurs on the secondary market. Because secondary market trades do not involve the Fund directly, those trades are unlikely to cause many of the harmful

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effects of frequent purchases and redemptions of Shares, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. In addition, direct trading on a short-term basis by Authorized Participants is critical to ensuring that the Shares trade at or close to NAV. The Fund also imposes transaction fees on purchases and redemptions of Creation Units by Authorized Participants, which are designed to offset the Fund’s transaction costs associated with issuing and redeeming Creation Units. Given this structure, the Board determined that it is not necessary to adopt policies and procedures with respect to frequent purchases and redemptions of Shares by Fund shareholders. The Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive or excessive trading in Creation Units. The Fund also reserves the right to reject any redemption order in accordance with applicable law.

The Board has instructed the officers of the Trust to review reports of purchases and redemptions of Creation Units on a regular basis to determine if there is any unusual trading in the Shares. The officers of the Trust will report to the Board any such unusual trading in Creation Units that is disruptive to the Fund. In such event, the Board may reconsider its decision not to adopt market timing policies and procedures.

DISTRIBUTIONS

The Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to shareholders. The Fund expects to distribute substantially all of its net investment income quarterly and its net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in October, November, or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

At the time you purchase your Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

FEDERAL INCOME TAXES

FUND DISTRIBUTIONS

The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares. Because the income of the Fund is primarily derived from investments in U.S. REITs, generally none or only a small portion of the income dividends reported by the Fund is anticipated to be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain tax rates provided certain holding period requirements are met.

Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn the Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return of capital distributions generally are not taxable to you. Your

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cost basis in your Shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gain.

Under 2017 legislation commonly known as the Tax Cuts and Jobs Act “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. The Fund may choose to pass through the special character of “qualified REIT dividends” to its shareholders, provided the shareholder meets certain holding period requirements with respect to their shares.

SALE OF FUND SHARES

A sale of Shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

TAX TREATMENT OF FUND SHAREHOLDERS

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Fund distributions and gains from the sale of your Shares generally are subject to state and local taxes.

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends paid by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the Internal Revenue Service (“IRS”), which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). Information about a shareholder in the Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

WITHHOLDING

By law, if you do not provide your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. Withholding is also imposed if the IRS requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

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CREATION UNITS

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant’s aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming such Creation Units are held as a capital asset.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

This discussion of “Federal Income Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund. For additional information, see the “Taxation” section of the Statement of Additional Information.

DISCLAIMERS

“Indxx” is a service mark of Indxx and has been licensed for use for certain purposes by the Adviser. The Fund is not sponsored, endorsed, sold or promoted by Indxx. Indxx makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. Indxx has no obligation to take the needs of the Adviser or the shareholders of the Fund into consideration in determining, composing or calculating the Underlying Index. Indxx is not responsible for and has not participated in the determination of the timing, amount or pricing of the Shares to be issued or in the determination or calculation of the equation by which the Shares are to be converted into cash. Indxx has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Neither the Adviser nor the Sub-Adviser guarantees the accuracy and/or the completeness of the Underlying Index or any data included therein, and neither the Adviser nor the Sub-Adviser shall have any liability for any errors, omissions or interruptions therein. Neither the Adviser nor the Sub-Adviser make any warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Each of the Adviser and Sub-Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser or Sub-Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

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FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains a website for the Fund at www.virtusetfs.com. The website for the Fund contains the following information, on a per-Share basis, for the Fund: (i) the prior Business Day’s NAV and market price; (ii) the 30-day median bid-ask spread; (iii) the reported midpoint of the bid-ask spread at the time of NAV calculation (the “Bid-Ask Price”); (iv) a calculation of the premium or discount of the Bid-Ask Price against such NAV; and (v) data in chart format displaying the frequency distribution of discounts and premiums of the Bid-Ask Price against the NAV, within appropriate ranges, for each of the four previous calendar quarters (or for the life of the Fund if, shorter). In addition, on each Business Day, before the commencement of trading in Shares on the Exchange, the Trust discloses on the Fund’s website the identities and quantities of the portfolio securities and other assets held by the Fund that will form the basis for the calculation of NAV at the end of the Business Day.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

OTHER INFORMATION

The Fund is not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objective. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by SEC rule or an exemptive order that permits registered investment companies to invest in the Fund beyond those limitations.

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FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each of the fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, which is included with the Fund’s financial statements, are included in the Fund’s Form N-CSR filed with the SEC, which is available upon request, at no charge, by calling the Fund at (888) 383-0553.

	InfraCap REIT Preferred ETF
	For the Year Ended October 31, 2024	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$16.40	$16.38	$24.32	$21.71	$25.26
Investment operations:
Net investment income(1)	0.91	1.13	0.68	0.63	1.05
Net realized and unrealized gain (loss)	3.73	0.33	(7.18)	3.42	(3.14)
Total from investment operations	4.64	1.46	(6.50)	4.05	(2.09)
Less Distributions from:
Net investment income	(1.04)	(1.07)	(0.96)	(1.44)	(1.22)
Return of capital	(0.40)	(0.37)	(0.48)	—	(0.24)
Total distributions	(1.44)	(1.44)	(1.44)	(1.44)	(1.46)
Net Asset Value, End of year	$19.60	$16.40	$16.38	$24.32	$21.71
Net Asset Value Total Return(2)	29.17%	8.84%	(27.70)%	18.93%	(8.06)%
Net assets, end of year (000’s omitted)	$114,645	$56,564	$54,064	$87,539	$52,104
RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment income	4.89%	6.51%	3.25%	2.61%	4.75%
Portfolio turnover rate(3)	14%	14%	79%	144%	38%

(1)      Based on average shares outstanding.

(2)    Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

(3)      Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

ADDITIONAL INFORMATION

If you would like more information about the Trust, the Fund or the Shares, the following documents are available free upon request:

Annual and Semi-Annual Reports; Form-N-CSR Filed with the SEC

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports and in Form N-CSR filed with the SEC. You will find in the Fund’s annual report a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the prior fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

Statement of Additional Information

Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

To receive a free copy of the Fund’s SAI, annual and semi-annual reports, financial statements or other information about the Fund, or to make inquiries about the Fund, please call the Fund toll-free at (888) 383-0553. You can also access and download the SAI and the most recent annual and semi-annual reports and financial statements without charge at the Fund’s website at www.virtusetfs.com or by written request to the Fund at the address below.

To obtain other information and for shareholder inquiries:

By telephone:	(888) 383-0553

By mail:	ETFis Series Trust I 31 West 52nd Street, 16th Floor New York, NY 10019

On the Internet:	SEC Edgar database: http://www.sec.gov; or www.virtusetfs.com

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “householding”, is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Fund. You may also request that householding be eliminated from all your required mailings.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or its Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, may be generally required to deliver a Prospectus. This is in addition to any obligation dealers have to deliver a Prospectus when acting as underwriters.

ETFis Series Trust I: Investment Company Act file number 811-22819

STATEMENT OF ADDITIONAL INFORMATION

INFRACAP REIT PREFERRED ETF

TICKER: PFFR

EXCHANGE: NYSE Arca, Inc.

February 28, 2025

a series of

ETFis Series Trust I
31 West 52nd Street, 16th Floor
New York, NY 10019
Telephone: (888) 383-0553

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the prospectus (“Prospectus”) for InfraCap REIT Preferred ETF (Ticker: PFFR) (the “Fund”), a series of ETFis Series Trust I (the “Trust”), dated the same date as this SAI, which incorporates this SAI by reference in its entirety. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus for the Fund may be obtained at no charge by writing or calling the Fund at the address or phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus. No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus, and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust. The SAI does not constitute an offer to sell securities.

The Fund’s financial statements are incorporated herein by reference to the Fund’s most recent Form N-CSR  for the fiscal year ended October 31, 2024, and are hereby deemed to be part of this SAI. You may obtain a copy of the Fund’s financial statements and Form N-CSR at no charge by request to the Fund at the address or phone number noted below. A copy of the Prospectus for the Fund may be obtained, without charge, by calling (888) 383-0553 or visiting www.virtusetfs.com, or writing to the Trust, c/o VP Distributors, LLC, One Financial Plaza, Hartford, CT 06103.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Delaware statutory trust on September 20, 2012 and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust currently consists of 10 investment portfolios: InfraCap MLP ETF (Ticker: AMZA); InfraCap REIT Preferred ETF (Ticker: PFFR); Virtus InfraCap U.S. Preferred Stock ETF (Ticker: PFFA); Virtus LifeSci Biotech Clinical Trials ETF (Ticker: BBC); Virtus LifeSci Biotech Products ETF (Ticker: BBP); Virtus Newfleet Multi-Sector Bond ETF (Ticker: NFLT); Virtus Private Credit Strategy ETF (Ticker: VPC); Virtus Real Asset Income ETF (Ticker: VRAI); Virtus Reaves Utilities ETF (Ticker: UTES); and Virtus WMC International Dividend ETF (Ticker: VWID). Other portfolios may be added to the Trust in the future. The Fund is classified as a non-diversified management investment company under the 1940 Act, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can. The shares of the Fund are referred to herein as “Fund Shares” or “Shares”. The offering of Shares is registered under the Securities Act of 1933 (the “Securities Act”).

The Fund’s investment adviser is Virtus Investment Advisers, LLC (the “Adviser”). The Adviser has acted as an investment adviser for over 80 years. The Fund’s sub-adviser is Infrastructure Capital Advisors, LLC (the “Sub-Adviser”). The Sub-Adviser has been registered as an investment adviser with the SEC since June 2014.

The Fund offers and issues Shares at net asset value (the “NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”), generally in exchange for cash or a basket of securities included in the Fund’s portfolio (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares are generally redeemable only in Creation Units and, generally, in exchange for cash or Deposit Securities and a Cash Component. Creation Units are aggregations of Shares and are available only to certain large institutions, referred to as “Authorized Participants”, that enter into agreements with VP Distributors, LLC (the “Distributor”). In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit.

FUND NAME AND INVESTMENT POLICY. The Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in preferred securities of real estate investment trusts (“REITs”) (the “Names Rule Policy”). For this Names Rule Policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket of the Names Rule Policy if they have economic characteristics similar to the other investments included in the basket. To the extent sufficient information is reasonably available, the Fund will also consider the holdings of any ETF and other U.S. registered investment companies in which it invests when determining compliance with the Fund’s Names Rule Policy. The Fund’s Names Rule Policy is not a “fundamental” policy, which means that it may be changed without a vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. However, under Rule 35d-1, shareholders must be given notice at least 60 days prior to any change by the Fund of its Names Rule Policy.

EXCHANGE LISTING AND TRADING

Fund Shares trade on the NYSE Arca, Inc. (the “Exchange”) at market prices that may be below, at or above NAV. There can be no assurance that the requirements of the Exchange necessary for the Fund to maintain the listing of its Shares will continue to be met. The Exchange will consider the suspension of trading and delisting of the Shares of the Fund if (i) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act, (ii) following the initial 12-month period after the commencement of trading of Fund Shares, there are fewer than 50 beneficial holders of Shares of the Fund, (iii) any other applicable listing requirements set forth in the Exchange’s listing rules are not continuously maintained, or (iv) any other event occurs or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

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OTHER INVESTMENT POLICIES

The following policies supplement the Fund’s investment objective and policies as described in the Prospectus for the Fund. Unless the Fund’s Prospectus or this SAI states that a percentage limitation or fundamental or non-fundamental restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment.

GENERAL INVESTMENT RISKS. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund’s investment program will be successful. Investors should carefully review the descriptions of the Fund’s investments and its risks in this SAI and the Prospectus.

EXCHANGE TRADED FUNDS AND INVESTMENTS IN OTHER INVESTMENT COMPANIES.

Exchange Traded Products (“ETPs”). The Fund may invest in exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”) and other ETPs. The shares of an ETF may be assembled in a block (e.g., 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days. ETPs other than ETFs are issued in shares or units, and trade on exchanges like ETFs.

There is a risk that the underlying ETPs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETPs, such as the trustees or sponsors, to close or otherwise fail to perform their obligations to the ETPs. Also, because the ETPs in which the Fund invests may be granted licenses by agreement to use various indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETPs may terminate if such license agreements are terminated. In addition, an ETP may terminate if its net assets fall below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETP, it will be able to invest instead in shares of an alternate ETP with a similar strategy, there is no guarantee that shares of an alternate ETP would be available for investment at that time.

Investments in ETPs involve certain inherent risks generally associated with investments in conventional registered investment companies (e.g., mutual funds) that hold a portfolio of securities including, without limitation: (1) risks that the general level of security prices for the ETP’s investment strategy may decline, thereby adversely affecting the value of each share or unit of the ETP; (2) an index-based ETP may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETP and the index with respect to the weighting of securities or number of stocks held; and (3) an index-based ETP may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based.

In addition, ETPs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETP’s shares may trade at a discount to its NAV; (2) an active trading market for an ETP’s shares may not develop or be maintained; (3) trading of an ETP’s shares may be halted if the listing exchange deems such action appropriate; and (4) ETP shares may be delisted from the exchange on which they trade, or activation of “circuit breakers” (which are tied to large decreases in stock prices) may halt trading temporarily. ETPs are also subject to the risks of the underlying securities or sectors in which the ETP is designed to track or invest.

Money Market Funds. In order to maintain sufficient liquidity or to implement investment strategies, the Fund may invest a portion of its assets in shares of one or more money market funds. Generally, money market funds are registered investment companies that seek to earn income consistent with the preservation of capital and maintenance of liquidity by investing primarily in high quality money market instruments, including, without limitation, U.S. government obligations, bank obligations and high-grade corporate instruments. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Company or any other governmental agency, entity or person. While investor losses in money market funds have been rare, they are possible. In addition, the Fund will incur additional indirect expenses to the extent it invests in shares of money market funds due to acquired fund fees and other costs.

Other Investment Companies. Under the 1940 Act, the Fund may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”). Accordingly, the Fund is subject to the 3% Limitation unless (i) permitted by SEC rule to exceed the 3% Limitation; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such SEC rule.

To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent the Fund from allocating its investments in the manner that the Sub-Adviser considers optimal, or cause the Sub-Adviser to select a similar basket of securities (pre-selected groups of securities related by index or sector made available through certain brokers at a discount brokerage rate) or a similar index-based mutual fund or other investment company as an alternative. The Fund’s investments in other investment companies will be subject to the same 3% Limitation described above.

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EQUITY SECURITIES. The Fund may invest in equity securities, both directly and indirectly through investment in shares of ETFs and other investment companies, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of securities and instruments described in this SAI and in the Prospectus. The equity portion of the Fund’s portfolio may include common stocks traded on domestic or foreign securities exchanges or on the over-the-counter market. In addition to common stocks, the equity portion of the Fund’s portfolio may also include preferred stocks, convertible preferred stocks, convertible bonds or other equity securities. Prices of equity securities in which the Fund may invest may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

FOREIGN SECURITIES. The Fund may invest directly or indirectly in foreign equity securities traded on U.S. exchanges, in over-the-counter markets or in the form of depositary receipts as described below. The Fund may also invest in foreign currency and foreign currency-denominated securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards, including recordkeeping standards, comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. Some foreign countries impose conditions and restrictions on foreigners’ ownership of interests in local issuers, including restricting ownership to certain classes of investment in an issuer, which may reduce potential investment returns and impair disposition of those investments. Additional costs associated with an investment in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries because of inconsistent legal interpretations or less defined legal and regulatory provisions or because of corruption or influence on local courts.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars or other governmental intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises, and securities issued or guaranteed by foreign governments, their agencies, instrumentalities or political subdivisions may or may not be supported by the full faith and credit and taxing power of the foreign government. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments. From time to time, certain companies in which the Fund invests may operate (a) in, or have dealings with, countries subject to sanctions, embargoes or other government actions imposed by the U.S. Government or the United Nations and/or (b) in countries the U.S. Government has identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance or the Fund’s ability to invest or hold securities of such companies. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. Government identifies as state sponsors of terrorism or subjects to sanction, which could also negatively affect the company’s performance. There is no assurance that the Sub-Adviser will be able to anticipate these potential events or counter their effects.

Depositary Receipts. ADRs provide a method whereby the Fund may invest in securities issued by companies whose principal business activities are outside the United States. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that participates in a sponsored program. Generally, ADRs are designed for use in the U.S. securities markets, and are denominated in U.S. dollars, while the underlying securities of the ADRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the ADR and, therefore, the value of the Fund’s portfolio, either positively or negatively (i.e., foreign currency risk). In addition to foreign currency risk, ADRs present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include political, economic or legal developments in the company’s home country (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), withholding taxes on dividend or interest payments or capital transactions or other restrictions. In addition, although the ADRs in which the Fund invests are listed on major U.S. exchanges, there can be no assurance that a market for these securities will be made or maintained or that any such market will be or remain liquid. If that happens, the Fund may have difficulty selling securities, or selling them quickly and efficiently at the prices at which they have been valued.

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The Fund may also invest in GDRs and European Depositary Receipts (“EDRs”). GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin American to offer shares in many markets around the world. EDRs are similar to ADRs and GDRs, except they are typically issued by European banks or trust companies, denominated in foreign currencies and designed for use outside the U.S. securities markets.

Emerging Market Securities. An “emerging market” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Investing in emerging markets involves greater risks and uncertainties than in more established markets, such as exposure to potentially unstable governments, the risk of nationalization of business, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights. In addition, the securities markets of emerging market countries (and participants in those markets) are typically subject to less government supervision and regulation, and possible arbitrary and unpredictable enforcement of securities regulations and other laws, as well as differences in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers and difficulty in obtaining and/or enforcing a judgement in a court outside of the United States. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. The securities markets in emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States and other developed countries. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. A limited number of issuers in emerging markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in these countries may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. The inability of the Fund to dispose fully and promptly of positions in declining markets would cause the Fund’s NAV to decline as the values of the unsold positions are marked to lower prices. In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Foreign Currency Transactions. Investments in foreign securities involve currency risk. The Fund may engage in various transactions to hedge currency risk, but is not required to do so. The instruments the Fund may use for this purpose include, without limitation, forward foreign currency contracts, foreign currency futures contracts and options on foreign currencies.

A forward foreign currency contract is an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price established at the time of the contract. These contracts are entered into directly between currency traders and their customers. The Fund may use these contracts to purchase or sell a foreign currency for the purpose of locking in the U.S. dollar price of foreign securities the Fund has agreed to purchase or the amount in U.S. dollars that the Fund will receive when it has sold foreign securities.

Currency futures contracts are similar to forward currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. The Fund may purchase or sell foreign currency futures contracts to protect against fluctuations in the U.S. dollar values of foreign securities. For example, the Fund may sell a futures contract on a foreign currency when it holds securities denominated in that currency and it anticipates a decline in the value of that currency relative to the U.S. dollar. If such a decline were to occur, the resulting adverse effect on the value of the foreign-denominated securities may be offset, in whole or in part, by gains on the futures contract.

A currency option is the right – but not the obligation – to buy (in the case of a call) or sell (in the case of a put) a set amount of one currency for another at a predetermined time in the future. The two parties to a currency option contract are the option buyer and the option seller/writer. The option buyer may, for an agreed upon price, purchase from the option writer a commitment that the option writer will sell (or purchase) a specified amount of a foreign currency upon demand. The option extends only until the stated expiration date. The rate at which one currency can be purchased or sold is one of the terms of the option and is called the strike price. The total description of a currency option includes the underlying currencies, the contract size, the expiration date, the strike price and whether the option is an option to purchase the underlying currency (a call) or an option to sell the underlying currency (a put). There are three types of option expirations: American-style, European-style and Bermuda-style. American-style options can be exercised on any business day prior to the expiration date. European-style options can be exercised at expiration only. Bermuda-style options can be exercised at the date of expiration, and on certain specified dates that occur between the purchase date and the date of expiration.

The use of foreign currency transactions involves risks, including the risk of imperfect correlation between movements in futures or options prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency transactions also depends on the ability of the Sub-Adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the Sub-Adviser’s judgment will be accurate. The use of foreign currency transactions also exposes the Fund to the general risks of investing in futures and options contracts, including: the risk of an illiquid market and the risk of adverse regulatory actions. Any of these factors may cause the Fund to lose money on its foreign currency transactions.

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CONVERTIBLE SECURITIES. The Fund may invest directly or indirectly in securities convertible into common stock if, for example, the Fund believes that a company’s convertible securities are undervalued in the market. Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks and warrants. Convertible securities are subject to risks associated with the performance of the company underlying the securities, as well as the underlying instruments. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

REAL ESTATE SECURITIES. The Fund will not invest directly in real estate, but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests issued in REITs. REITs are generally publicly traded on national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including, without limitation, risks related to changes in interest rates, possible declines in the value of and demand for real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a given market and environmental problems.

The Fund may invest in global real estate companies outside the U.S. These companies include, but are not limited to, companies with similar characteristics to a REIT structure, in which revenue consists primarily of rent derived from owned, income producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

Mortgage REITs. Mortgage REITs lend money to developers and owners of properties and invest primarily in mortgages and similar real estate interests. Mortgage REITs receive interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend funds. Credit risk is the risk that the borrower will not be able to make interest and principal payments on the loan to the REIT when they are due. Mortgage REITs also are subject to the risk that the value of mortgaged properties may be less than the amounts owed on the properties. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT.

Mortgage REITs are subject to significant interest rate risk. During periods when interest rates are declining, mortgages are often refinanced or prepaid. Refinancing or prepayment of mortgages may reduce the yield of mortgage REITs. When interest rates decline, however, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In addition, rising interest rates generally increase the costs of obtaining financing, which could cause the value of a mortgage REIT’s investments to decline. A REIT’s investment in adjustable rate obligations may react differently to interest rate changes than an investment in fixed rate obligations. As interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Mortgage REITs typically use leverage (and in many cases, may be highly leveraged), which increases investment risk and could adversely affect a REIT’s operations and market value in periods of rising interest rates, increased interest rate volatility, downturns in the economy and reductions in the availability of financing or deterioration in the conditions of the REIT’s mortgage-related assets.

Equity REITs. Certain REITs may make direct investments in real estate. These REITs are often referred to as “Equity REITs.” Equity REITs invest primarily in real properties and earn rental income from leasing those properties. Equity REITs may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. A decline in rental income may occur because of extended vacancies, limitations on rents, the failure to collect rents, increased competition from other properties or poor management. Equity REITs also can be affected by rising interest rates. Rising interest rates may cause investors to demand a high annual yield from future distributions that, in turn, could decrease the market prices for such REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Because many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the Fund invests to decline.

Warrants and Rights. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. The holders of warrants and rights have no voting rights, and receive no dividends, with respect to the equity interests underlying warrants or rights, and will have no rights with respect to the assets of the issuer, until the warrant or right is exercised. Investments in warrants and rights involve certain risks, including, without limitation, the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

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MONEY MARKET INSTRUMENTS. The Fund may invest directly and indirectly in money market instruments including, without limitation, U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements). Money market instruments also may include, without limitation, Banker’s Acceptances and Certificates of Deposit of domestic branches of banks, Commercial Paper, and Master Notes. Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit is an unsecured, interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest directly in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s, S&P or Fitch or, if not rated, is deemed to be of equivalent quality in the Sub-Adviser’s opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. The interest rate on a Master Note may fluctuate based on changes in specified interest rates or may be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Master Notes are generally illiquid and therefore subject to the Fund’s percentage limitation for illiquid investments.

ILLIQUID AND RESTRICTED INVESTMENTS. Illiquid investments are those that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may invest up to 15% of its net assets in illiquid investments. Historically, illiquid investments have included those subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act (“restricted securities”), investments that are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Such investments may offer higher yields than comparable publicly traded securities, and they also may incur higher risks.

Although the investments described in this section generally will be considered illiquid, an investment’s contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the investment and therefore these investments may be determined to be liquid in accordance with guidelines established by the Board. The Trustees have delegated to the Adviser the determination of the liquidity of such investments in the Fund’s portfolio as administrator of the Fund’s liquidity risk management program. The Adviser will take into account relevant market, trading and investment-specific considerations when determining whether an investment is illiquid.

If illiquid investments exceed 15% of the Fund’s net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid investments. Because illiquid investments may not be readily marketable, the Adviser may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments held by the Fund may cause the NAV of the Fund to decline. An investment that is determined by the Adviser to be liquid may subsequently revert to being illiquid if not enough buyer interest exists.

The Fund may purchase Rule 144A securities sold to institutional investors without registration under the Securities Act and commercial paper issued in reliance upon the exemption in Section 4(a)(2) of the Securities Act, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer’s ability to honor a demand for repayment of the unregistered security.

Restricted securities ordinarily can be sold by the Fund in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable amount of time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Trustees or their delegate.

The Fund’s difficulty valuing and selling restricted securities and illiquid investments may result in a loss or be costly to the Fund. If a substantial market develops for a restricted security or other illiquid investment held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines adopted by the Trust on behalf of the Fund.

DERIVATIVE INSTRUMENTS. A derivative is a financial instrument whose value is dependent upon the value of other assets, rates or indices. The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in derivative instruments (including futures and options on such futures) imposed by the provisions of the 1940 Act and the rules thereunder. Additionally the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”), with respect to the Fund. Therefore, the Adviser is not subject to regulation or registration as a commodity pool operator under the CEA.

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Legal and regulatory changes may substantially affect over-the-counter (“OTC”) derivatives markets, and such changes may impact a Fund’s use of such instruments. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010 (the “Dodd-Frank Act”), provides for the regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from a fund with respect to such derivatives. Specifically, these regulations require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with a fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps have been adopted and are being phased-in over time.

Options. An option is a contract that gives the purchaser the option, in return for the premium paid, the right, but not the obligation, to buy from or sell to the writer of the option at the exercise price during the term of the option or on a specific date, the security, currency, or other instrument underlying the option. The Fund may write call and put options on securities, ETFs or security indexes to seek income or may purchase or write put or call options for hedging purposes. Options may either be listed on an exchange or traded in over-the-counter markets.

Although not required to do so, the Fund will typically write a call option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, a covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying asset above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying asset decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver (if not cash settled) the underlying asset at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying asset, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position.

Futures Contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade that have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”). No purchase price is paid or received when the contract is entered into. Instead, the Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments or liquid, high-grade fixed income securities, known as “initial margin”. The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the futures commission merchant (“FCM”) will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the FCM will pay the excess to the Fund. These subsequent payments, called “variation margin,” to and from the FCM, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as “marking to market.” When the futures contract is closed out, if the Fund has a loss equal to or greater than the margin amount, then the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, then the full margin amount and the amount of the gain are paid to the Fund and the FCM pays the Fund any excess gain over the margin amount.

There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

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The Fund will incur brokerage fees when it purchases and sell futures contracts, and margin deposits must be maintained at all times when a futures contract is outstanding. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the futures contract.

While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying assets whenever it appears economically advantageous for the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract. If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect the Fund’s current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs, and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in an index future, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for the securities on which the future is based. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Risks of Purchase and Sale of Futures Contracts. Futures can be volatile instruments and involve certain risks. If the Sub-Adviser applies a hedge in the Fund’s portfolio at an inappropriate time or judges market movements incorrectly, futures strategies may lower the Fund’s return. The Fund could also experience losses if the prices of its futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid market.

In general, the Fund will not purchase or sell futures contracts unless either (i) the futures contracts are purchased for “bona fide hedging” purposes (as defined under the CFTC regulations); or (ii) if purchased for other purposes, (A) the sum of the amounts of initial margin deposits and premiums required to establish such positions on the Fund’s existing futures would not exceed 5% of the liquidation value of the Fund’s portfolio or (B) the aggregate net notional value of commodity futures, commodity options contracts, or swaps positions determined at the time the most recent position was established does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient liquid assets to meet the purchase price. In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Sub-Adviser felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

SHORT SALES. The Fund may enter into short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete a short sale, the Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs, and then sell the borrowed security to a buyer in the market. The Fund will cover its short position by buying shares in the market either (i) at its discretion or (ii) when called by the broker-dealer lender. Until the security is replaced, the Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan. In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

In addition, the Fund may make short sales “against the box,” which occur when the Fund sells a security short while owning securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including, without limitation, interest, in connection with opening, maintaining and closing short sales against the box.

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BORROWING. The Fund may, subject to the restrictions of the 1940 Act, borrow money from banks for investment purposes or as a temporary measure. For example, the Fund may borrow money to meet redemption requests or for extraordinary or emergency purposes. In the event the Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets. The 1940 Act presently allows the Fund to borrow from any bank (including, without limitation, pledging, mortgaging or hypothecating assets) provided that, immediately after any such borrowing, there is an asset coverage of at least 300% for all such borrowings, and provided further that, in the event that the Fund’s asset coverage at any time falls below 300%, the Fund reduces its existing borrowings (within three days, excluding Sundays and holidays) to the extent necessary to comply with the foregoing limitation.

MARKET VOLATILITY RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. For example, the recent spread of a novel coronavirus known as COVID-19 resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Additionally, Russia began a large-scale invasion of Ukraine in February 2022, which has led to various countries, including the United States, imposing economic sanctions on certain Russian individuals and Russian corporate and banking entities, and the value and liquidity of Russian securities and the Russian currency have experienced significant declines. Russia’s military incursion and resulting sanctions (and other consequences related to the invasion, such as boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals) could have a severe adverse effect on the region’s economies and more globally, including significant negative impacts on the financial markets for certain securities and commodities, such as oil and natural gas, and thus could further decrease the value and liquidity of the Fund’s investments. The extent and duration of military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial and prolonged. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or adjoining geographic regions.

CYBERSECURITY RISK. The Fund, like all companies, may be susceptible to operational and information security risks, or risks of catastrophic systems failures by critical service providers. Cybersecurity incidents can also result from deliberate cyberattacks or unintentional events and may arise from external or internal sources. Cyberattacks may include infection by malicious software or gaining unauthorized access to digital systems, networks or devices that are used to service the Funds’ operations (e.g., by “hacking” or “phishing”). Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). These cyberattacks could cause the misappropriation of assets or personal information, corruption of data or operational disruptions. Geopolitical tensions may, from time to time, increase the scale and sophistication of deliberate cyberattacks. Cybersecurity or critical systems failures or breaches of the Fund, its service providers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions, impact business operations and impede trading, potentially resulting in financial losses, the inability of Authorized Participants to process transactions, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result.

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INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of its outstanding voting Shares. A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding Shares represented in person or by proxy at a meeting at which more than 50% of its outstanding Shares are represented; or (ii) more than 50% of the Fund’s outstanding Shares. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

FUNDAMENTAL RESTRICTIONS. As a matter of fundamental policy, the Fund may not:

(1)	issue senior securities, except as permitted by the 1940 Act;

(2)	borrow money (including, without limitation, borrowing to meet redemptions), except to the extent permitted under the 1940 Act;

(3)	pledge, mortgage or hypothecate its assets;

(4)	act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(5)	make loans, provided that the Fund may lend its portfolio securities in an amount up to 33⅓% of total Fund assets;

(6)	purchase or sell real estate or interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities);

(7)	invest more than 25% of its total assets in any particular industry or group of industries, except that the Fund will concentrate to approximately the same extent that the Fund’s index concentrates in the securities of such particular industry or group of industries; or

(8)	invest in commodities.

NON-FUNDAMENTAL RESTRICTIONS. The following investment limitations are not fundamental and may be changed by the Board without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

(1)	purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(2)	make investments for the purpose of exercising control or management over a portfolio company;

(3)	invest in securities of other registered investment companies, except as permitted under the 1940 Act;

(4)	invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock of companies that invest in or sponsor such programs; or

(5)	purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants.

With respect to the fundamental and non-fundamental investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule.

With respect to the above fundamental investment restriction on borrowing money, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices will not constitute borrowing.

With respect to the above fundamental investment restriction on pledging, mortgaging or hypothecating assets, any such activity to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with (i) writing covered put or call options, (ii) the purchase of securities on a when-issued or forward commitment basis, or (iii) collateral or initial or variation margin arrangements with respect to options, forward contracts, futures contracts (including, without limitation, those relating to indices), or options on futures contracts or indices will not be considered pledging, mortgaging or hypothecating assets.

With respect to the above fundamental investment restriction on making loans, investment in U.S. government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements will not be deemed to be the making of a loan.

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With respect to the above fundamental investment restriction regarding concentration in a particular industry, (i) securities of the U.S. Government (including its agencies and instrumentalities), tax-exempt securities of state or municipal governments and their political subdivisions and investments in other registered investment companies are not considered to be issued by members of any industry (although, to the extent sufficient information is reasonably available, the Fund will consider the holdings of an underlying registered investment company in applying its concentration policy), (ii) if the Fund invests in a revenue bond tied to a particular industry, the Fund will consider such investment to be issued by a member of the industry to which the revenue bond is tied, and (iii) in the case of loan participations where the Fund is not in a direct debtor/creditor relationship with the borrower, both the financial intermediary and the ultimate borrower are considered issuers.

With respect to the above fundamental investment restriction on investments in commodities, the purchase or sale by the Fund of options, forward contracts, futures contracts (including, without limitation, those relating to indices), options on futures contracts or indices or interests in equity securities issued by companies (including, without limitation, investment companies) that hold or invest in one or more commodities as their sole or principal business activity will not be considered an investment in commodities.

With respect to the above non-fundamental investment restriction on purchasing securities on margin, short sales of securities and futures trades, forward contracts or similar trades requiring margin deposits or other use of a margin account will not be considered purchasing securities on margin.

The 1940 Act allows the Fund to borrow from any bank (including, without limitation, pledging, mortgaging or hypothecating assets) in an amount up to 33 ⅓% of its total assets and the Fund will, to the extent necessary, reduce its existing borrowings (within three days, excluding Sundays and holidays) to comply with the provisions of the 1940 Act.

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MANAGEMENT AND OTHER SERVICE PROVIDERS

The Board is responsible for the supervision and oversight of the Fund. The Board approves all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; reviews the performance of the Fund; and oversees the business activities of the Fund. This section of the SAI provides information about the persons who serve as trustees (“Trustees”) and executive officers to the Trust, as well as the entities that provide services to the Trust.

TRUSTEES AND OFFICERS. Following are the Trustees and executive officers of the Trust, their years of birth and addresses, their present positions with the Trust, and their principal occupations during the past five years. Those Trustees who are “interested persons” as defined in the 1940 Act (“Interested Trustees”) and those Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”) are identified in the table. The address of each Trustee and executive officer of the Trust, unless otherwise indicated, is 31 West 52nd Street, 16th Floor, New York, NY 10019.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Myles J. Edwards Year of Birth: 1961	Trustee	Since 2016	Chief Executive Officer and Chief Compliance Officer (since 2024), Disruptive Securities LLC; General Counsel and Chief Compliance Officer (since 2021), Sanctuary Securities, Inc. and Sanctuary Advisors, LLC; Chief Compliance Officer (since 2020), 1776 Wealth, Inc.; General Counsel and Chief Compliance Officer (since 2019), Bruderman Brothers, LLC and Bruderman Asset Management, LLC; Chief Compliance Officer (since 2018), Netrex Capital Markets, LLC; Chief Executive Officer (since 2018), Final Compliance; and Chief Compliance Officer (since 2018), Knight Vinke.	20	Trustee (since 2015), Virtus ETF Trust II (10 portfolios)
James A. Simpson Year of Birth: 1970	Trustee	Since Inception	President (since 2009), ETP Resources, LLC (a financial services consulting company).	20	Trustee (since 2018), Asset Management Fund (4 portfolios); Trustee (since 2015), Virtus ETF Trust II (10 portfolios)
Robert S. Tull, Jr. Year of Birth: 1952	Trustee	Since Inception	President (since 2017), Procure Holdings, Procure Expertise and Procure Innovations; Owner (since 2017), Pegassets LLC IP licensing of EAM; Equity Owner (since 2018), Turing Technology Associates.	20	Trustee (since 2015), Virtus ETF Trust II (10 portfolios); Trustee (since 2017), Procure Holdings, Procure Expertise and Procure Innovations; and Board member (since 2018), LGBTQ Loyalty Holdings Inc.
INTERESTED TRUSTEE**
William J. Smalley Year of Birth: 1983	Trustee, President and Chief Executive Officer	Since Inception	President (since 2012), Virtus ETF Solutions LLC; Managing Principal (2012 to 2016) and Executive Vice President (2016 to 2019), ETF Distributors LLC; Managing Director (since 2012), Virtus ETF Advisers LLC; President and Chief Executive Officer (since 2013), ETFis Series Trust I; and President and Chief Executive Officer (since 2015), Virtus ETF Trust II.	10	None

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Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
OTHER EXECUTIVE OFFICERS
Timothy Branigan Year of Birth: 1976	Fund Chief Compliance Officer Deputy Fund Chief Compliance Officer Assistant Chief Compliance Officer	Since 2022 February 2022 to June 2022 2020 to 2022	Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.	N/A	N/A
Daphne Chisolm Year of Birth: 1969	Chief Legal Officer and Secretary	Since May 2023	Vice President and Senior Counsel (since 2023), Virtus Investment Partners, Inc.; Attorney at Law engaged in private practice as a solo practitioner (2018 to 2023); and various officer positions (since 2023) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.	N/A	N/A
Brinton W. Frith Year of Birth: 1969	Treasurer and Chief Financial Officer	Since Inception	President (since 2013), Virtus ETF Advisers LLC; Vice President (since 2016) and Managing Director (since 2013), Virtus ETF Solutions LLC; Treasurer and Chief Financial Officer (since 2013), ETFis Series Trust I; and Treasurer and Chief Financial Officer (since 2015), Virtus ETF Trust II.	N/A	N/A
Julia Short Year of Birth: 1972	Senior Vice President	Since 2022	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).	N/A	N/A
Richard W. Smirl Year of Birth: 1967	Executive Vice President	Since 2022	Chief Operating Officer (since 2021); Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.	N/A	N/A

*	As of the date of this SAI, the Fund Complex consisted of the Trust, which consisted of 10 portfolios — InfraCap MLP ETF, InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, Virtus Reaves Utilities ETF, and Virtus WMC International Dividend ETF — and Virtus ETF Trust II, which consisted of ten portfolios — Virtus Duff & Phelps Clean Energy ETF, Virtus Newfleet ABS/MBS ETF, Virtus Newfleet Short Duration High Yield Bond ETF, Virtus Newfleet Short Duration Core Plus Bond ETF, Virtus Seix Senior Loan ETF, Virtus Terranova U.S. Quality Momentum ETF, Virtus Stone Harbor Emerging Markets High Yield Bond ETF, Virtus AlphaSimplex Managed Futures ETF, Virtus KAR Mid-Cap ETF, and Virtus SEIX AAA Private Credit CLO ETF.
**	Mr. Smalley is an Interested Trustee because he is an employee of the Adviser.

Board Structure. The Trust’s Board includes three Independent Trustees and one Interested Trustee, Mr. Smalley, who is Chairman of the Board. Each Trustee serves an indefinite term, until a successor is elected, qualified and serving as a Trustee. The Board has not appointed an Independent Trustee to serve as lead Independent Trustee. The Board believes this structure is appropriate because, among other things, the Board’s current small size and the small number of funds in the Trust permit Trust management to communicate with each Independent Trustee as and when needed, and permit each Independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function. The Board may consider appointing an independent Chairman or a lead Independent Trustee in the future, particularly if the Board’s size or the Trust’s complexity materially increases.

With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and the Fund. During these meetings, the Board receives reports from the Adviser, the Trust’s sub-advisers, Trust management, the Fund’s administrator, transfer agent and distributor, and the Trust’s Chief Compliance Officer (the “CCO”), on regular quarterly items and, where appropriate and as needed, on specific issues. As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the CCO to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee and a Nominating Committee (discussed in more detail below). Each Committee is comprised entirely of Independent Trustees. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

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Qualification of Trustees. The Board has considered each Trustee’s experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board. In this regard, the Board has considered the following specific experience, qualifications, attributes and/or skills for each Trustee:

James A. Simpson	Mr. Simpson has experience as an independent trustee for other ETFs and as President of ETP Resources, a financial information services company that provides detailed reference data on U.S.-listed exchange-traded products. He also has experience working for financial institutions and securities exchanges and has consulted with respect to the development of exchange-traded products.
Robert S. Tull, Jr.	Mr. Tull has experience as an independent trustee for other ETFs and as a consultant to financial companies and as chief operating officer to financial services companies. Mr. Tull has also assisted with the development of exchange-traded products.
Myles J. Edwards	Mr. Edwards has experience as general counsel, chief compliance officer and chief operating officer of SEC registered investment advisers, hedge funds and FINRA member broker-dealers.
William J. Smalley	Mr. Smalley has experience in the financial industry, including the development of exchange-traded products, and is a founder of the Adviser and the Distributor.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Trustee Standing Committees. The Board has established the following standing committees:

Audit Committee: The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements and interacts with the Fund’s independent auditors on behalf of the Board. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met five times during the past fiscal year.

Nominating Committee: The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects and appoints Independent Trustees to fill vacancies on the Board and to stand for election at appropriate meetings of the shareholders of the Trust. The Nominating Committee meets only as necessary. The Nominating Committee did not meet during the past fiscal year. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.

Beneficial Ownership of Shares of the Fund. The table below shows, for each Trustee, the value of shares of the Fund beneficially owned, and the aggregate value of investments in shares of all funds in the Fund complex, as of December 31, 2024, and stated as one of the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Family of Investment Companies
James A. Simpson	A	C
Robert S. Tull, Jr.	A	A
Myles J. Edwards	A	C
William J. Smalley	A	E

Ownership In Fund Affiliates. As of December 31, 2024, none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of the Adviser, the Sub-Adviser, the Fund’s principal underwriter or any affiliate of the Adviser, the Sub-Adviser or the principal underwriter.

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Compensation. Officers of the Trust and the Trustees who are interested persons of the Trust or the Adviser receive no salary from the Trust. Each Independent Trustee receives $50,000 per year for the entire Fund Complex and the Audit Committee chair receives an additional $5,000 per year for the entire Fund Complex. The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance at Board or committee meetings. Unless otherwise noted, the Trustees received the following compensation for the fiscal year ended October 31, 2024:

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Trustees*
INDEPENDENT TRUSTEES
James A. Simpson	$3,265	None	None	$55,000
Robert S. Tull, Jr.	$2,960	None	None	$50,000
Myles J. Edwards	$2,960	None	None	$50,000
INTERESTED TRUSTEE
William J. Smalley	None	None	None	None

*For the calendar year ended December 31, 2024.

CODES OF ETHICS. The Trust, the Adviser, the Sub-Adviser and the Fund’s principal underwriter have each adopted a code of ethics, as required by Rule 17j-1 under the 1940 Act, that is designed to prevent personnel of the Trust, the Adviser, the Sub-Adviser and the Fund’s principal underwriter subject to the codes from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to the codes). The codes of ethics permit personnel of the Trust, the Adviser, the Sub-Adviser and the principal underwriter subject to the codes to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions and pre-approval requirements. In addition, the codes of ethics of the Trust, the Adviser, the Sub-Adviser and the principal underwriter require that access persons of such entities report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics.

ANTI-MONEY LAUNDERING PROGRAM. The Trust has adopted an anti-money laundering (“AML”) program, as required by applicable law, that is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. The Trust’s AML Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Fund’s service providers are also responsible for monitoring aspects of the AML program. The AML program is subject to the continuing oversight of the Board.

PROXY VOTING POLICIES. The Trust has adopted a proxy voting and disclosure policy that delegates to the Fund’s proxy voting manager the authority to vote proxies for the Fund, subject to oversight of the Board. The Sub-Adviser serves as the proxy voting manager for the Fund. Copies of the Trust’s Proxy Voting Policy and Procedures and the Sub-Adviser’s Proxy Voting Policy and Procedures are included as Appendix A and Appendix B, respectively, to this SAI.

No later than August 31 of each year, the Trust files Form N-PX with the SEC. Form N-PX states how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30. The Fund’s proxy voting records, as set forth in its most recent Form N-PX filing, are available upon request, without charge, by calling the Fund at (866) 383-7636. This information is also available on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 31,2025, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of the then outstanding shares in the Fund.

Although the Fund does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants, as of January 31, 2025, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Fund is set forth in the table below:

Name & Address	Percentage
Charles Schwab & Co., Inc.	23.52%
2423 E Lincoln Drive
Phoenix, AZ 85016-1215

National Financial Services LLC	22.76%
499 Washington Blvd
Jersey City, NJ 07310

Raymond James & Associates	17.41%
880 Carillon Parkway
St. Petersburg, FL 33716

Vanguard Fiduciary Trust Company Attn Out5side Funds K14 P.O. Box 2600 Valley Forge, PA 19482-2600	5.06%

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MANAGEMENT SERVICES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management of the Fund.”

ADVISER. Virtus Investment Advisers, LLC (formerly known as Virtus Investment Advisers, Inc.) (“VIA” or the “Adviser”), located at One Financial Plaza, Hartford, Connecticut 06103, serves as the investment adviser to the Funds. VIA, an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business, acts as the investment adviser for over 60 mutual funds. VIA has acted as an investment adviser for over 80 years. As of December 31, 2024, VIA had approximately $44.3 billion in assets under management.

The Adviser has overall responsibility for the general management and administration of the Trust, pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”). The Advisory Agreement is effective for an initial two-year period and will remain in effect thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Independent Trustees. The Advisory Agreement is terminable without penalty on 60 days’ notice by the Board or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties; or from the reckless disregard of its duties and obligations under the Advisory Agreement.

The Adviser has engaged the Sub-Adviser to manage the Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight and supervision of the Adviser and the Board, and will oversee the Sub-Adviser’s compliance with the terms and conditions of the SEC rule on which the Fund relies to operate as an ETF, as well as the Trust’s related policies and procedures.

Adviser Compensation. The Adviser is entitled to receive a fee, payable monthly, at the annual rate of the greater of the minimum fee of $25,000 or 0.45% of the Fund’s average daily net assets (the “Advisory Fee”). The Advisory Fee is structured as a “unified fee.” The Adviser has delegated to the Sub-Adviser the obligation to pay all of the ordinary operating expenses of the Fund, except for the following expenses: each of which is paid by the Fund: the Advisory Fee; payments under any 12b-1 plan adopted by the Fund; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund. For the fiscal years ended October 31, 2022, October 31, 2023, and October 31, 2024, the Fund paid the Adviser, $330,149, $271,412, and $362,420, respectively.

SUB-ADVISER. The Fund’s sub-adviser is Infrastructure Capital Advisors, LLC, located at 1325 Avenue of the Americas, 28th Floor, New York, NY, 10019. The Sub-Adviser serves in that capacity pursuant to a sub-advisory contract (the “Sub-Advisory Agreement”) with the Adviser and the Trust on behalf of the Fund as approved by the Board. The Sub-Adviser makes day-to-day investment decisions for the Fund and selects broker-dealers for executing portfolio transactions, subject to the Sub-Adviser’s best execution obligations and the Trust’s and the Sub-Adviser’s brokerage policies. The Adviser, however, will continue to have overall responsibility for the management and investment of the assets and responsibility for all advisory services furnished by the Sub-Adviser, and will supervise the Sub-Adviser in the performance of its duties for the Fund pursuant to written policies and procedures designed to prevent violations of applicable laws and regulations, Board procedures, and the provisions of the Fund’s prospectus and SAI, as supplemented from time to time.

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The Sub-Adviser was organized as a New York limited liability company in January 2012. The Sub-Adviser has served as the sub-adviser of the Fund since the inception of the Fund’s operations. The Sub-Adviser is controlled by Jay D. Hatfield, its co-founder and president. Mr. Hatfield has been managing investments for clients, including private investment funds and another ETF, since 2001. As of December 31, 2024, the Sub-Adviser had approximately $2.45 billion in assets under management.

Sub-Adviser Compensation. The Adviser pays the Sub-Adviser out of the Advisory Fee it receives from the Fund. The Adviser retains a portion of the Advisory Fee that is equal to the greater of (i) an annualized rate of 0.075% of the average daily net asset value of the Fund, during the prior calendar month, or (ii) a minimum annual fee of $25,000 per calendar year. The remainder of the Advisory Fee is paid by the Adviser to the Sub-Adviser as full compensation for its services.

PORTFOLIO MANAGERS.

Ownership of Fund Shares. The table below shows, for each portfolio manager, the value of shares of the Fund beneficially owned, as of October 31, 2024, and stated as one of the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; E = $100,001–$500,000; F = $500,001–$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Jay D. Hatfield	C
Andrew Meleney	A

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of October 31, 2024. Unless otherwise indicated, none of these accounts has an advisory fee based on the performance of the account.

Name	Registered Investment Companies *		Other Pooled Investment Vehicles *		Other Accounts *
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jay D. Hatfield	5	$2,426,900,000	1	$12,100,000	5	$11,000,000
Andrew Meleney[1]	4	$2,385,000,000	0	$0	0	$0

* Advisory fee is based on the performance of the accounts.

1 Mr. Meleney became a portfolio manager for the Fund on February 28, 2024.

Material Conflicts of Interest. Because each of the portfolio managers may at times manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. The portfolio managers may manage portfolios having substantially the same investment style as the Fund. However, the portfolios managed by the portfolio managers may not have portfolio compositions identical to those of the Fund due, for example, to specific investment limitations or guidelines present in some portfolios or accounts but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The portfolio managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, the portfolio managers may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios may have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. In addition, current trading practices would not allow the Sub-Adviser to intentionally favor one portfolio over another as trades are executed as trade orders are received.

Compensation. The portfolio managers are compensated by the Sub-Adviser and do not receive any compensation directly from the Fund or the Adviser. Mr. Hatfield, as an owner of the Sub-Adviser, is thus entitled to profits related to his ownership. Since profits are expected to increase as assets increase, Mr. Hatfield is expected to receive increased profits as an owner of the Sub-Adviser as assets of the Fund increase. Messrs. Ryan and Meleney receive compensation in the form of a base salary that is determined by the advisory fee revenue generated by the Sub-Adviser’s assets under management. Thus, Messrs. Ryan’s and Meleney’s compensation is aligned with the interests of the Sub-Adviser’s clients, including the Fund and its investors. Messrs. Ryan and Meleney may also earn a bonus each year based on the profitability of the Sub-Adviser.

OTHER SERVICE PROVIDERS

ADMINISTRATOR. Under the Administrative Services Agreement, Virtus ETF Solutions LLC (the “Administrator”) serves as the operational administrator of the Trust. The Administrator’s address is 31 West 52nd Street, 16th Floor, New York, NY 10019. Under the Administrative Services Agreement, the Administrator supervises the overall administration of the Trust and the Fund including, among other responsibilities, the coordination and day-to-day oversight of the Fund’s operations, the service providers’ communications with the Fund and each other and assistance with Trust, Board and contractual matters related to the Fund and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust. The Administrator will be indemnified in connection with or arising out of performance of its obligations and duties under this Agreement, except for losses resulting from the willful malfeasance, bad faith or gross negligence of Administrator in the performance of such obligations and duties. The Sub-Adviser pays the Administrator out of the Sub-Adviser’s advisory fee pursuant to the Adviser’s unified fee arrangement with the Fund. The Sub-Adviser paid the Administrator fees equal to $15,000, $15,000, and $15,000, for the fiscal years ended October 31, 2022, October 31, 2023, and October 31, 2024, respectively, for its services.

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ACCOUNTING, CUSTODIAN AND TRANSFER AGENT. Under the Fund Administration and Accounting Agreement (the “Accounting Services Agreement”), The Bank of New York Mellon (“BNY” or the “Accounting Services Administrator”) serves as accounting administrator for the Fund. BNY’s principal address is 240 Greenwich Street, New York, NY 10286. Under the Accounting Services Agreement, BNY provides necessary administrative, legal, tax, accounting services and financial reporting for the maintenance and operations of the Trust and the Fund. In addition, BNY makes available the office space, equipment, personnel and facilities required to provide such services.

BNY provides accounting and administration services to the Trust, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund.

The Sub-Adviser pays the Accounting Services Administrator out of the Sub-Adviser’s advisory fee pursuant to the Sub-Adviser’s unified fee arrangement with the Fund. The Sub-Adviser paid BNYfees for its accounting and administration services equal to $49,009, $44,249, and $54,354, for the fiscal years ended October 31, 2022, October 2023, and October 31, 2024, respectively.

BNY serves as custodian of the Fund’s assets (the “Custodian”). The Custodian has agreed to (1) make receipts and disbursements of money on behalf of the Fund; (2) collect and receive all income and other payments and distributions on account of the Fund’s portfolio investments; (3) respond to correspondence from Fund shareholders and others relating to its duties; and (4) make periodic reports to the Fund concerning the Fund’s operations. The Custodian does not exercise any supervisory function over the purchase and sale of securities.

BNY serves as transfer agent and dividend paying agent for the Fund (the “Transfer Agent”). The Transfer Agent has agreed to (1) issue and redeem Shares of the Fund; (2) make dividend and other distributions to shareholders of the Fund; (3) respond to correspondence by Fund shareholders and others relating to its duties; (4) maintain shareholder accounts; and (5) make periodic reports to the Fund.

BNY is the principal operating subsidiary of The Bank of New York Mellon Corporation.

DISTRIBUTOR. VP Distributors, LLC (the “Distributor”) is located at One Financial Plaza, Hartford, CT 06103. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Purchase and Redemption of Creation Units”. The Distributor also acts as an agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. If implemented, the Rule 12b-1 plan is reasonably likely to benefit the Fund and its shareholders by, among other things, increasing advertising of the Fund, encouraging purchases of Shares and services to its shareholders, and increasing or maintaining assets of the Fund so that certain fixed expenses may be spread over a broader asset base, with a positive impact on per share expense ratios. No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Under the Distribution and Service Plan, and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

PAYMENTS TO FINANCIAL INTERMEDIARIES. The Adviser, the Sub-Adviser or their respective affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. Additionally, the Adviser, the Sub-Adviser or their respective affiliates may pay, out of their own resources, amounts to financial intermediaries for assistance with communication, distribution of materials and other services for their clients that are shareholders of the Fund, or for other services in connection with the organization or operation of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Board has selected the firm of PricewaterhouseCoopers LLP, located at Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103, to serve as the independent registered public accounting firm for the Fund for the current fiscal year, to audit the annual financial statements of the Fund and to sign as Paid Preparer the federal and state tax returns, as well as apply procedures to the required distribution calculation for federal excise tax purposes. Such firm will audit the financial statements of the Fund at least once each year. A copy of the most recent annual report containing the audit report will accompany this SAI whenever a shareholder or a prospective investor requests it.

LEGAL COUNSEL. Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, PA 19103, serves as legal counsel to the Trust and the Independent Trustees.

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SECURITIES LENDING

Subject to certain investment restrictions, the Fund may, subject to the Trustees’ and Trust Treasurer’s approval, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities that will increase the current income of the Fund lending its securities.

The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the Fund is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. The Fund may pay reasonable fees to persons unaffiliated with the Trust for services in arranging such loans.

Even though securities lending usually does not impose market risks on the lending Fund, as with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. In addition, the value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that the Fund must rely on the collateral to recover the value of the securities. Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, the Fund could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending Fund.

The Fund will not lend securities having a value in excess of 33 ⅓3% of its assets, including collateral received for loaned securities (valued at the time of any loan).

During the fiscal year ended October 31, 2024, the Fund did not engage in securities lending.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board and the Adviser, the Sub-Adviser is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Fund. The Sub-Adviser will manage the Fund’s portfolio in accordance with the terms of the Sub-Advisory Agreement by and among the Trust on behalf of the Fund, the Sub-Adviser and the Adviser. The Sub-Adviser serves as investment adviser for a number of client accounts, in addition to the Fund.

BROKERAGE SELECTION. The Fund has adopted, and the Board has approved, policies and procedures relating to the direction of portfolio securities transactions to brokers. In accordance with these policies and procedures, in selecting brokers to be used in portfolio transactions, the Sub-Adviser’s general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Sub-Adviser considers a number of factors, including, without limitation, the size of the order, the difficulty of execution, the efficiency of the facilities of the executing broker-dealer (including research services), any risk assumed by an executing broker-dealer and other factors that may be unique to a particular order. Recognizing the value of these judgmental factors, the Sub-Adviser may select brokers that charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade. The Sub-Adviser may not give consideration to sales of Shares of the Fund as a factor in selecting brokers to execute portfolio transactions. The Sub-Adviser may, however, place portfolio transactions with brokers that are affiliated with the Adviser or the Sub-Adviser or that promote or sell the Fund’s Shares, so long as such transactions are done in accordance with the policies and procedures established by the Board that are designed to ensure that the selection is consistent with the Sub-Adviser’s obligation to seek best execution and not based upon the broker’s sales efforts.

Under Section 28(e) of the Exchange Act and the Sub-Advisory Agreement, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers that provide the Sub-Adviser with brokerage, research, analysis, advice and similar services, and the Sub-Adviser may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Sub-Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and the other clients of the Sub-Adviser and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and the other clients of the Sub-Adviser over the long-term. The research received by the Sub-Adviser may include, without limitation: information on the United States and other world economies; information on specific industries, sectors, groups of securities, individual companies, and political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Sub-Adviser to determine and track investment results; and trading systems that allow the Sub-Adviser to interface electronically with brokerage firms, custodians and other providers. Research may be received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases. In some instances, research products or services received by the Sub-Adviser may also be used by the Sub-Adviser for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Sub-Adviser will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

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The research and investment information services described above make available to the Sub-Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Sub-Adviser in connection with advisory clients other than the Fund, and not all such services may be useful to the Sub-Adviser in connection with the Fund. Although such information may be a useful supplement to the Sub-Adviser’s own investment research in rendering services to the Fund, the value of such research and services is not expected to materially reduce the expenses of the Sub-Adviser in the performance of its services under the Sub-Advisory Agreement and will not reduce the advisory fees payable by the Fund.

The Fund may invest in securities traded in the over-the-counter market. In these cases, the Fund may initiate trades through brokers on an agency basis and may pay a commission in connection with the transaction. The Fund may also effect these transactions by dealing directly with the dealers that make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions.

The Trust has adopted a policy governing the execution of aggregated advisory client orders (“bunching policy”) in an attempt to lower commission costs on a per-share and per-dollar basis. No Adviser or sub-adviser, as appropriate, shall aggregate transactions across its clients including the Fund unless it believes in its best judgment that such aggregation is consistent with its duty to seek best execution for the Fund. The Adviser or sub-adviser shall document in writing how an aggregated order will be allocated among various client accounts (the “Allocation Order”). No advisory client participating in an aggregated order will be favored over the Fund; and each client that participates in an aggregated order is expected to participate at the average share price for all transactions executed in that security for such order on that day, with all transaction costs allocated pro rata based on each client’s participation in the order. If an aggregated order is filled in its entirety, the executed shares shall be allocated among the Adviser’s or sub-adviser’s clients in accordance with the Allocation Order. If the aggregated order is partially filled, the executed shares shall be allocated pro rata based on the Allocation Order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the Allocation Order if good reason for such different allocation is provided and approved in accordance with the Investment Adviser’s or sub-adviser’s policies and procedures adopted in accordance with this bunching policy

During the fiscal years ended October 31, 2022, October 2023, and October 31, 2024, the Fund paid brokerage commissions of $45,752, $13,456, and $6,621, respectively.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of Shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making investment decisions, and the Fund may engage in short-term trading to achieve its investment objectives. High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates. The Fund’s portfolio turnover rate is set forth in the prospectus, under “Portfolio Turnover” and “Financial Highlights.”

DISCLOSURE OF PORTFOLIO HOLDINGS

PORTFOLIO DISCLOSURE POLICY. The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of Fund portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees and agents of the Fund. The Policy is designed to ensure that the disclosure of information about the Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of the Fund.

As an ETF, information about the Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of any order of the SEC applicable to the Fund, the regulations of the Exchange and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of the Fund’s anticipated portfolio holdings as of the next Business Day (as defined below). This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Exchange, the National Securities Clearing Corporation (the “NSCC”) and/or third party service providers.

A “Business Day” with respect to the Fund is any day on which the Exchange is open for business. As of the date of this SAI, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Trust will disclose on the Fund’s website at the start of each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on the Business Day. Online disclosure of such holdings is publicly available at no charge. The website for the Fund is www.virtusetfs.com.

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The Fund may also send a portion or all of this information to shareholders of the Fund and to investment company analysts and rating and trading entities. However, the Fund will not send this information to shareholders of the Fund or to analysts or rating and/or trading entities until such information is at least 30 days old or until one Business Day after the information has been posted to the Fund’s website.

The officers of the Trust, the Adviser and/or the Sub-Adviser may share non-public portfolio holdings information with the Fund’s service providers that require such information for legitimate business and Fund oversight purposes, such as the Fund’s operating administrator, fund accounting administrator, transfer agent, distributor, custodian, independent registered public accounting firm, and legal counsel as identified in the Fund’s Prospectus and this SAI, and Quality EDGAR Solutions (financial EDGARizing, typesetting and printing firm). The Fund, the Adviser and/or the Sub-Adviser may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Fund’s service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential. Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

The Fund’s policies regarding disclosure of portfolio holdings are subject to the continuing oversight and direction of the Board. The Adviser, the Sub-Adviser and the Administrator are required to report to the Board any known disclosure of the Fund’s portfolio holdings to unauthorized third parties. The Fund has not entered (and does not currently intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.

The Fund is also required to make available to the public a complete schedule of its portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Fund’s fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at (888) 383-0553. The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-PORT, as applicable. The Fund’s Form N-CSR and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. The first and third quarter portfolio holdings reports will be filed with the SEC as an exhibit to the Fund’s reports on Form N-PORT, and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual reports, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

INDICATIVE INTRA-DAY VALUE

The Fund may determine to have the approximate value of its investments on a per-Share basis, the Indicative Intra-Day Value (“IIV”), disseminated by the Exchange every 15 seconds during hours of trading on the Exchange. Any disseminated IIV should not be viewed as a “real-time” update of NAV because the IIV, if disseminated would be calculated by an independent third party and may not be calculated in the exact same manner as NAV, which is computed once per day.

Any IIV disseminated for the Fund will be calculated during hours of trading on the Exchange by dividing the “Estimated Fund Value” as of the time of the calculation by the total number of outstanding Shares. “Estimated Fund Value” is the sum of the estimated amount of cash held in the Fund’s portfolio, the estimated amount of accrued interest owing to the Fund and the estimated value of the securities held in the Fund’s portfolio, minus the estimated amount of the Fund’s liabilities. Any disseminated IIV will be calculated based on the same portfolio holdings disclosed on the Fund’s website. In determining the estimated value for each of the component securities, the IIV will use last sale, market prices or other methods that would be considered appropriate for pricing equity securities held by registered investment companies.

IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close, which could affect premiums and discounts between the IIV and the market price of the Fund’s Shares. Although the Trust would provide the information used to calculate the IIV, the Trust is not involved in the actual calculation of the IIV and is not responsible for the calculation or dissemination of the IIV. The Trust makes no warranty as to the accuracy of any disseminated IIV.

ADDITIONAL INFORMATION CONCERNING SHARES

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST. The Trust is a Delaware statutory trust and a registered investment company. The Trust was organized on September 20, 2012, and it has authorized capital of an unlimited number of Shares of beneficial interest of no par value, which may be issued in more than one class or series.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. If requested by shareholders of at least one-third of the outstanding shares of the Trust or any series thereof, the Trust will call a meeting of the shareholders of the Trust or the series, as applicable. Shareholders holding two-thirds of all Trust shares outstanding may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

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All Shares will be freely transferable; provided, however, that Shares may not be redeemed individually, but only in Creation Units. The Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights, except that, if the Trust creates additional series, only shares of that series may be entitled to vote on a matter affecting that particular series. Trust shareholders are entitled to require the Trust to redeem Creation Units if such shareholders are Authorized Participants. The Declaration of Trust confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through splits or reverse splits, which would have no effect on the net assets of the Fund. If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, you may be required to liquidate or transfer your Shares at an inopportune time, and you may lose money on your investment.

In addition, the Declaration of Trust provides that, subject to the Delaware Act, a shareholder may bring a derivative action on behalf of the Trust or any of its series only if certain conditions are met. Those conditions include, in summary: (i) each complaining shareholder was a shareholder of the series on behalf of which the action is proposed to be brought at the time of the action or acquired the shares afterwards by operation of law from a person who was a shareholder at that time; (ii) each complaining shareholder was a shareholder of the affected series at the time the pre-suit demand (as defined below) was made; (iii) the complaining shareholders must have made a written demand prior to the commencement of the derivative action upon the Trustees requesting that the Trustees file the action on behalf of the affected series (the “pre-suit demand”); (iv) shareholders owning shares representing at least ten percent (10%) of the voting power of the affected series must join in initiating the derivative action; and (v) a copy of the proposed derivative complaint must be served on the Trust. The derivative action provisions summarized above will not apply to claims brought under the federal securities laws to the extent that any such federal laws, rules or regulations do not permit such application.

BOOK ENTRY ONLY SYSTEM. DTC acts as securities depository for the Fund’s Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of which (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, LLC and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust will inquire of each DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust will provide each DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by the DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust will pay to each DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions will be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, will credit immediately with respect to the DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners with respect to the Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

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The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between the DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust will take action to find a replacement for DTC to perform its functions at a comparable cost. The DTC Participants’ rules and policies are made publicly available through DTC’s website at: www.dtcc.com.

PURCHASE AND REDEMPTION OF CREATION UNITS

CREATION. The Trust issues and sells Shares of the Fund only in Creation Units on a continuous basis through the Distributor, at their NAV next determined after receipt, on any Business Day, for an order received in proper form.

Fund Deposit. Under normal circumstances, the consideration for purchase of a Creation Unit of the Fund generally consists of (i) all cash or (ii) an in-kind deposit of Deposit Securities for each Creation Unit constituting a substantial replication, or a representation, of the securities included in the Fund’s portfolio and a Cash Component computed as described below, plus, in either case, a creation transaction fee as described below in the section entitled “Creation Transaction Fee.” The all cash basket or, together, the Deposit Securities and the Cash Component, as applicable, constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is comprised of a “Balancing Amount” as well as any cash in lieu of securities (as described below). The Balancing Amount is equal to the difference between the NAV of the Shares (per Creation Unit) and the market value of the Deposit Securities. If the Balancing Amount is a positive number (i.e., the NAV attributable to a Creation Unit exceeds the market value of the Deposit Securities), the Balancing Amount will be such positive amount. If the Balancing Amount is a negative number (i.e., the NAV attributable to a Creation Unit is less than the market value of the Deposit Securities), the Balancing Amount will be such negative amount, and the creator will be entitled to receive cash from the Fund in an amount equal to the Balancing Amount. The Balancing Amount serves the function of compensating for any differences between the NAV attributable to a Creation Unit and the market value of the Deposit Securities.

The Cash Component will generally include cash in lieu of securities: (1) in the case of bonds, for minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (2) for minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots (i.e., the standard unit of trading in that particular type of security in its primary market); or (3) if, on a given Business Day, the Fund requires all Authorized Participants purchasing or redeeming Creation Units on that day to deposit or receive (as applicable) cash in lieu of certain portfolio holdings solely because: (i) such portfolio holdings are not eligible for transfer either through the NSCC or the DTC; (ii) if the Fund holds non-U.S. securities, such non-U.S. securities are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (iii) “To Be Announced” (“TBA”) transactions, short positions, derivatives and other positions that cannot be transferred in kind (including instruments that can be transferred in kind only with the consent of the original counterparty to the extent the Fund does not seek such consents).

The Fund, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of Shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of Shares of the Deposit Securities required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events, as applicable, are reflected from time to time by the Sub-Adviser with a view to the investment objective of the Fund. In addition, the Trust reserves the right to (i) utilize an all cash basket (if otherwise transacting in kind); (ii) permit or require a cash in lieu amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery, that may not be eligible for trading by an Authorized Participant or the investor for which it is acting, or that is a non-U.S. holding, which, if transferred, would result in unfavorable tax treatment to the recipient of such Deposit Security; (iii) utilize a secondary basket that differs from the initial creation basket used in transactions on that same Business Day; or (iv) utilize a non-representative basket that consists of a selection of instruments that are already included in the Fund’s portfolio holdings.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of the Fund Deposit, the Fund, through NSCC, also makes available on each Business Day the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

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Procedures for Creation of Creation Units. To be eligible to place orders to create a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of NSCC (the “Clearing Process”) or a clearing agency that is registered with the SEC, or (ii) a DTC Participant (see “Book Entry Only System”) and, in each case, must have executed an agreement with the Trust, the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units (“Participant Agreement”). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant”. Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the Fund. All Shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed for one or more Creation Unit size aggregations of Shares. All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of the regular trading session on the Exchange (ordinarily 4:00 p.m. Eastern time) (“Order Cut-Off Time”), in each case on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement (see “Placement of Creation Orders Using the Clearing Process” and “Placement of Creation Orders Outside the Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of the Fund will be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Fund will need to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Order Cut-Off Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal of the Deposit Securities by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating the transfer of Deposit Securities and the Cash Component.

Placement of Creation Orders Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Transfer Agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Order Cut-Off Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant that wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. A Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination will be final and binding. Cash equal to the Cash Component must be transferred directly to the Trust through the Federal Reserve wire system in a timely manner so as to be received by the Trust no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Order Cut-Off Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Trust does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units of the Fund so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

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Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order will be deemed to be received on the Business Day on which the order is placed, provided that the order is placed in proper form prior to the Order Cut-Off Time on such date and federal funds in the appropriate amount are deposited with the Trust by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by the Order Cut-Off Time or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor will be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash will be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily mark-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the second Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Trust or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of the Fund so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units. The Trust reserves the right to reject a creation order transmitted to it by the Distributor in respect of the Fund for any legally permissible reason if (a) the Trust determines that the order is not in proper form; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Trust, as described above; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) as a result of circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, facsimile or computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC or any other participant in the creation process; and similar extraordinary events. The Distributor will notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor will any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered will be determined by the Trust, and the Trust’s determination will be final and binding.

Creation Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a minimum creation transaction fee, assessed per transaction, as follows:

Fund Name	Creation Transaction Fee
InfraCap REIT Preferred ETF (Ticker: PFFR)	$500

From time to time and for such periods as the Adviser may deem appropriate, the Adviser may increase, decrease or otherwise modify the transaction fee for the purchase of Shares, to an amount that, in its judgment, is necessary or appropriate to recoup for the Fund the costs it may incur as a result of such purchases, or to otherwise eliminate or reduce so far as practicable any dilution of the value of the Shares, not to exceed the maximum amount approved by the Board. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

REDEMPTION. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor and the Fund and only on a Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Trust, through NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the Deposit Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. The Fund may, in its sole discretion, provide such redeemer a basket of cash and/or securities which differs from the exact composition of the Deposit Securities but does not differ in NAV. Deposit Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

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The composition of any redemption proceeds will normally be the same as the composition of the Fund Deposit, as described above, less a redemption transaction fee as described below in the section entitled “Redemption Transaction Fee.” The identity and number of Shares of the Deposit Securities required for redemptions changes as rebalancing adjustments and corporate action events, as applicable, are reflected from time to time by the Sub-Adviser with a view to the investment objective of the Fund. In addition, the Trust reserves the right to (i) utilize an all cash basket (if otherwise transacting in kind); (ii) permit or require a cash in lieu amount to be added to the Cash Component to replace any Deposit Security that may not be eligible for trading by an Authorized Participant or the investor for which it is acting, or that is a non-U.S. holding, which, if transferred, would result in unfavorable tax treatment to the recipient of such Deposit Security; (iii) utilize a secondary basket that differs from the initial redemption basket used in transactions on that same Business Day; or (iv) utilize a non-representative basket that consists of a selection of instruments that are already included in the Fund’s portfolio holdings.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Trust not later than the Order Cut-Off Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after the Order Cut-Off Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Deposit Securities and the Cash Component will be transferred by the second Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant that wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Trust not later than the Order Cut-Off Time on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of Shares of the Fund and the Cash Component specified in such order, which delivery must be made through DTC to the Trust not later than 11:00 a.m. and 2:00 p.m., respectively, Eastern time, on the next Business Day following such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Deposit Securities, which are expected to be delivered within two Business Days, and the Cash Component to the Authorized Participant on behalf of the redeeming Beneficial Owner by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

The calculation of the value of the Deposit Securities and the Cash Component to be delivered upon redemption will be made by the Trust according to the procedures set forth under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Trust by a DTC Participant not later than the Order Cut-Off Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Deposit Securities and the Cash Component to be delivered will be determined by the Trust on such Transmittal Date. In the event that the requisite number of Shares of the Fund are not delivered to the Custodian prior to the DTC Cut-Off-Time, the Trust may deliver the Deposit Securities notwithstanding such deficiency in reliance on the undertaking of the Authorized Participant to deliver the missing Shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery, prior to the DTC Cut-Off-Time, and subsequent maintenance of collateral consisting of cash having a value at least equal to 115% of the value of the missing Shares (the “Cash Collateral”). If, however, a redemption order is submitted to the Trust by a DTC Participant not later than the Order Cut-Off Time on the Transmittal Date but either (1) the requisite number of Shares of the Fund (including any Cash Collateral) are not delivered by the DTC Cut-Off-Time as described above or (2) the redemption order is not submitted in proper form, then the redemption order may be deemed to be rejected and the investor will be liable to the Trust for losses, if any, resulting therefrom. In such case, the value of the Deposit Securities and the Cash Component to be delivered will be computed on the Business Day that such order is received in good order by the Trust, i.e., the Business Day on which the Shares of the Fund (including any Cash Collateral) are delivered through DTC to the Trust by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Deposit Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Deposit Securities).

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Redemptions of Shares for Deposit Securities will be subject to compliance with applicable federal and state securities laws, and the Trust (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the offering and sale of the Deposit Securities under such laws. An Authorized Participant or an investor for which it is acting that is subject to a legal restriction with respect to a particular security included in the Deposit Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Shares’ NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Redemption Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a minimum redemption transaction fee, assessed per transaction as follows:

Fund Name	Redemption Transaction Fee
InfraCap REIT Preferred ETF (Ticker: PFFR)	$500

Where Shares are redeemed for cash, the redemption transaction fee will be deducted from such redemption proceeds. From time to time and for such periods as the Adviser may deem appropriate, the Adviser may increase, decrease or otherwise modify the transaction fee for the redemption of Shares, to an amount that, in its judgment, is necessary or appropriate to recoup for the Fund the costs it may incur as a result of such redemptions, or to otherwise eliminate or reduce so far as practicable any dilution of the value of the Shares, not to exceed the maximum amount approved by the Board. The redemption transaction fee will be limited in accordance with requirements of the SEC applicable to management investment companies offering redeemable securities (currently 2% of the value of the Shares redeemed). Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

SECURITIES SETTLEMENTS FOR REDEMPTIONS

The Trust generally intends to pay for redemptions of Creation Units on a basis of “T” (i.e., trade date) plus two business days. The Trust may pay for redemptions of Creation Units on a basis other than T plus two in order to accommodate holiday schedules, to account for treatment by U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. In addition to holidays, other unforeseeable closings in a market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in securities delivery practices, could affect the information set forth herein at some time in the future and longer (worse) redemption periods are possible.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

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Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Investing in the Fund – Determination of Net Asset Value”.

The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined as of the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern time) on each day that the Exchange is open. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures approved by, and under the direction of, the Board. In determining the value of the Fund’s assets, equity securities are generally valued at market using quotations from the primary market in which they are traded. Debt securities (other than short-term investments) are valued on the basis of broker quotes or valuations provided by a pricing service, which in determining value utilizes information regarding recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the NAV. The Fund normally uses third party pricing services to obtain portfolio security prices.

The Board has designated the Adviser to serve as its valuation designee, pursuant to Rule 2a-5 under the Investment Company Act of 1940 (“1940 Act”), to perform the fair value determinations relating to any or all Fund investments. Accordingly, securities and assets for which market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued by the Adviser at fair value as determined in good faith under policies approved by the Board. Fair value pricing may be used in a variety of circumstances, including but not limited to, situations when the value of the Fund’s portfolio security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. In addition, the Adviser may fair value foreign equity portfolio securities each day the Trust calculates the Fund’s NAV. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a portfolio security will be materially different than the value that could be realized upon the sale of such security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income are expected to be declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Fund, net of expenses of the Fund, as if the Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a “regulated investment company” (a “RIC”) or to avoid imposition of income or excise taxes on undistributed income.

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DIVIDEND REINVESTMENT SERVICE. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Shares through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

TAXATION

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxes” section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

The Fund is a Separate Corporation. The Fund is treated as a separate corporation for federal income tax purposes. Losses in one Fund do not offset gains in another Fund and the requirements (other than certain organizational requirements) for qualifying for regulated investment company status as described below are determined at the Fund level rather than the Trust level.

Election to be Taxed as a Regulated Investment Company. The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

●	Distribution Requirement – the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).
●	Income Requirement – the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).
●	Asset Diversification Test – the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.

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If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio Turnover. For investors that hold their Fund Shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions – Distributions of Capital Gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See, “Non-U.S. Investors – Capital Gain Dividends” and “– Interest-Related Dividends and Short-Term Capital Gain Dividends” below.

Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year lookback period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions – Distributions of capital gains” below). A “qualified late year loss” includes:

(i)	any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

(ii)	the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

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Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.

Federal Excise Tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Purchase of Shares. As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Sections 351 and 362 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Taxation of Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund (or of another fund). You will receive information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. See the discussion below under the headings, “– Qualified Dividend Income for Individuals” and “– Dividends-Received Deduction for Corporations”

Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your Shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his Shares; any excess will be treated as gain from the sale of his Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund Shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”).

Qualified Dividend Income for Individuals. Ordinary income dividends reported by the Fund as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund Shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

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Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the Shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund Shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your Shares may also be reduced or eliminated. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Qualified REIT dividends. Under 2017 legislation commonly known as the “Tax Cuts and Jobs Act” “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Fund may choose to pass through the special character of “qualified REIT dividends”. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the shareholder meets certain holding period requirements for its shares in the RIC (i.e., generally, RIC shares must be held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend).

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Declared in October, November or December and Paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare Tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Fund Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales of Fund Shares

Sales of Fund Shares are taxable transactions for federal and state income tax purposes. If you sell your Fund Shares, the IRS requires you to report any gain or loss on your sale. If you held your Shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your Shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

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Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant’s aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming such Creation Units are held as a capital asset.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Tax Basis Information. A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of cost basis and available elections for your account.

Wash Sales. All or a portion of any loss that you realize on a sale of your Fund Shares will be disallowed to the extent that you buy other Shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your Share sale. Any loss disallowed under these rules will be added to your tax basis in the new Shares.

Sales at a Loss Within Six Months of Purchase. Any loss incurred on a sale of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares.

Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund. This section should be read in conjunction with the discussion above under “Investment Strategies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In General. In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by the Fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

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The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid the Fund-level tax.

Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the Shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn the Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions – Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors – Investment in U.S. real property” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by the Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. The Fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund – Foreign income tax.” Also, the Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the U.S., which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

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Securities Lending. While securities are loaned out by the Fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in Securities of Uncertain Tax Character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

By law, a portion of your taxable dividends and sales proceeds may be withheld unless you:

●	provide your correct social security or taxpayer identification number,

●	certify that this number is correct,

●	certify that you are not subject to backup withholding, and

●	certify that you are a U.S. person (including a U.S. resident alien).

Withholding is also imposed if the IRS requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In General. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund Shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

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Capital Gain Dividends. In general, capital gain dividends reported by the Fund as paid from its net long-term capital gains, other than long-term capital gains realized on the disposition of certain U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends and short-term capital gain dividends. Generally, dividends reported by the Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund as paid from its net short-term capital gains, other than short-term capital gains realized on the disposition of certain U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.

Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income Effectively Connected with a U.S. Trade or Business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of Shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest (“USRPI”) as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the Fund’s non-U.S. shareholders.

The Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and other U.S. real property holding corporations (“USRPHC”). If a RIC is a qualified investment entity and the non-U.S. shareholder owns more than 5% of a class of Fund Shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-U.S. shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at the corporate income tax rate, and requiring the non-U.S. shareholder to file a nonresident U.S. income tax return. In addition, even if the non-U.S. shareholder does not own more than 5% of a class of Fund Shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

FIRPTA “wash sale” rule. If the Fund is a qualified investment entity that is domestically controlled (i.e. less than 50% in value of the Fund has been owned directly or indirectly by non-U.S. shareholders during the 5-year period ending on the date of disposition) and a non-U.S. shareholder of the Fund (i) disposes of his interest in the Fund during the 30-day period preceding a FIRPTA distribution, (ii) acquires an identical stock interest during the 61-day period beginning the first day of such 30-day period preceding the FIRPTA distribution, and (iii) does not in fact receive the FIRPTA distribution in a manner that subjects the non-U.S. shareholder to tax under FIRPTA, then the non-U.S. shareholder is required to pay U.S. tax on an amount equal to the amount of the distribution that was not taxed under FIRPTA as a result of the disposition. These rules also apply to substitute dividend payments and other similar arrangements; the portion of the substitute dividend or similar payment treated as FIRPTA gain equals the portion of the RIC distribution such payment is in lieu of that otherwise would have been treated as FIRPTA gain.

Gain on sale of Fund Shares as FIRPTA gain. In addition, a sale or redemption of Fund Shares will be FIRPTA gain to a non-U.S. shareholder if the non-U.S. shareholder owns more than 5% of a class of Shares in the Fund and the Fund is otherwise considered a USRPHC, i.e. 50% or more of the Fund’s assets consist of (1) more than 5% interests in publicly traded companies that are USRPHC, (2) interests in non-publicly traded companies that are USRPHC, and (3) interests in U.S. REITs that are not controlled by U.S. shareholders where the REIT shares are either not publicly traded or are publicly traded and the Fund owns more than 10%.

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In the unlikely event that the Fund meets the requirements described above, the gain will be taxed as income “effectively connected with a U.S. trade or business.” As a result, the non-U.S. shareholder will be required to pay U.S. income tax on such gain and file a nonresident U.S. income tax return.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale of Fund Shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. Estate Tax. Transfers by gift of Shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund Shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate, which permits the decedent’s property to be transferred without federal estate tax liability. The transfer certificate will identify the property (i.e., Fund Shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, an affidavit from an appropriate individual that states that the decedent’s U.S. situs assets are below this threshold amount may be sufficient to transfer the Fund Shares.

U.S. Tax Certification Rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, a 30% withholding tax is imposed on income dividends paid by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the United States and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the applicable withholding agent, which will, in turn, report information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

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Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

OTHER INFORMATION

Shareholder inquiries may be made by writing to the Trust, c/o Virtus Investment Advisers, LLC, One Financial Plaza, Hartford, Connecticut 06103.

FINANCIAL STATEMENTS

The audited financial statements of the Fund, including the financial highlights pertaining thereto, and the report of PricewaterhouseCoopers LLP, which are contained in the Fund’s Form N-CSR  for the fiscal year ended October 31, 2024, are incorporated herein by reference and made a part of this SAI.

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APPENDIX A

TRUST PROXY VOTING POLICY AND PROCEDURES

1. Purpose and Delegation. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by each series (individually, a “Fund” and collectively, the “Funds”) of ETFis Series Trust I and Virtus ETF Trust II (individually, a “Trust” and collectively, the “Trusts”). The board of Trustees of the Trust (the “Board”) believes that while typically each Fund’s Sub-Adviser is in the best position to make individual voting decisions for such Fund, there may also be times when the Board determines that the Adviser or another person or group of persons is in the best position to make such voting decisions (such person or group of persons, the “Proxy Voting Manager”). Therefore, subject to the oversight of the Board, each Fund’s Proxy Voting Manager is hereby delegated the duty to make proxy voting decisions for such Fund, and to implement and undertake such other duties as set forth in, and consistent with, these Policies and Procedures.

2. Definitions

(a) Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b) Proxy Voting Manager. Proxy Voting Manager, as used herein, refers to the Adviser, Sub-Adviser or other person(s) to which the duty to make proxy voting decisions for a Fund has been delegated. With respect to such Fund, the Proxy Voting Manager is responsible for supervising and implementing these Policies and Procedures.

3. Policy for Voting Proxies.

(a) Fiduciary Considerations. Voting authority must be exercised in a manner that is in the best interest of the shareholders of the Fund, and may include a determination that it is in the best interest of the shareholders of the Fund to refrain from exercising voting authority in certain circumstances. Any conflict of interest must be resolved in a manner that is in the best interest of the shareholders of the Fund.

(b) Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight. The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interest of the Fund’s shareholders.

(c) Routine Proposals. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) with respect to securities should generally be voted in favor of management.

(d) Non-Routine Proposals. Votes on non-routine matters and votes against a management’s recommendations with respect to securities are voted as determined by the Proxy Voting Manager to be in the best interest of the Fund’s shareholders.

(e) Investment Companies. The Proxy Voting Manager may determine that it is in the best interest of the shareholders of the Fund to vote the shares of an investment company in the same proportion as the vote of all other holders of such shares. The Proxy Voting Manager must keep records of this determination, including records indicating whether the Fund relies upon Section 12(d)(1)(F) of the Investment Company Act of 1940 (the “1940 Act”) or a particular order of the U.S. Securities and Exchange Commission (the “SEC”) to invest in other investment companies.

4. Conflicts of Interest. The Trust recognizes that under certain circumstances a Proxy Voting Manager may have a conflict of interest in voting proxies on behalf of a Fund. Such circumstances may include, but are not limited to, situations where a Proxy Voting Manager or one or more of its affiliates, including, without limitation, officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Proxy Voting Manager shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Proxy Voting Manager with respect to voting proxies on behalf of a Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Proxy Voting Manager’s business, and to bring any conflict of interest of which they become aware to the attention of the Proxy Voting Manager. The Proxy Voting Manager shall not vote proxies relating to such issuers on behalf of a Fund until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Proxy Voting Manager’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Voting Manager determines that a conflict of interest is not material, the Proxy Voting Manager may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Board and the Proxy Voting Manager shall follow the instructions of the Board or (ii) the Proxy Voting Manager shall vote the issue in question based upon the recommendation of an established, independent third party with qualifications to vote proxies so long as the Board has approved this course of action for the issue in question (if approval is requested at a time other than a regularly scheduled meeting of the Board, the Chief Compliance Officer of the Fund may approve this course of action for the issue in question and provide a report at the next regularly scheduled meeting of the Board). The Proxy Voting Manager shall keep a record of all materiality decisions and report them to the Board no less frequently than annually.

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5. Proxy Voting Procedures. Proxy voting will be conducted in compliance with the policies and practices described herein and is subject to the Proxy Voting Manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Each Proxy Voting Manager shall maintain records regarding the voting of proxies under these Policies and Procedures. The Trust acknowledges that certain of the Proxy Voting Managers to the various Funds have adopted voting policies and procedures for their clients that have been delivered to the Trust. To the extent that a Proxy Voting Manager has not adopted such policies and procedures, it shall adopt the policies and procedures provided herein as its own and shall otherwise vote all proxies in what it believes is the best interest of the Fund’s shareholders. To the extent that a Proxy Voting Manager’s policies and procedures are consistent with these Policies and Procedures, the Proxy Voting Manager may implement them with respect to voting proxies on behalf of each Fund managed by such Proxy Voting Manager. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supersede any comparable provisions of any Proxy Voting Manager’s policies and procedures.

6. Form N-PX. The Proxy Voting Manager shall gather, collate and present information relating to the proxy voting activities of itself and/or its delegate(s) in such format and medium as the Fund shall request in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act. A record of each proxy vote will be entered on Form N-PX. A copy of each Form N-PX will be signed by the President of the Trust. The Form is to be filed by August 31 each year. Each reporting period covered by the Form N-PX runs from July 1 to June 30. The Trust will disclose in its annual and semi-annual reports to shareholders and in its registration statement (in the SAI) filed with the SEC that the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge upon request at toll-free telephone number for the Fund) and is also available on the SEC’s website at www.sec.gov.

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APPENDIX B

SUB-ADVISER PROXY VOTING POLICY AND PROCEDURES

INFRASTRUCTURE CAPITAL ADVISORS, LLC

PROXY-VOTING POLICY AND PROCEDURES

September 2024

Statement of Policy

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that these rights are properly and timely exercised. The Adviser votes proxies in the best interest of its clients and in accordance with these policies and procedures.

Proxy-Voting Procedures

All proxies received by the Adviser are sent to the CCO or his designee, who (1) keeps a record of each proxy received, (2) determines which accounts managed by the Adviser hold the security to which the proxy relates, and (3) determines the date by which the Adviser must vote the proxy in order to allow adequate time for the completed proxy to be returned to the issuer. Absent material conflicts, the portfolio managers determine how the Adviser should vote the proxy. To assist the Adviser in voting proxies in the best interest of its clients, the Adviser may utilize a proxy voting determination form which is updated from time-to-time as proxy voting rules and best practices change (i.e., say-on-pay votes). The CCO or his designee is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner. The Adviser has adopted enhanced proxy voting procedures in response to recent proxy voting rules to ensure proxies are cast in the best interest of its clients.

Voting Guidelines

In the absence of specific voting guidelines from the client, the Adviser votes proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer.

Conflicts of Interest

The CCO seeks to identify any conflicts that exist between the interests of the Adviser and its clients. This examination includes a review of the relationship of the Adviser and its affiliates with the issuer of each security and any affiliates of the issuer to determine if the issuer is a client of the Adviser or an affiliate of the Adviser or has some other relationship with the Adviser or a client of the Adviser. If a material conflict exists, the CCO determines whether voting is in the best interests of the client and whether it is appropriate to disclose the conflict to affected clients.

Disclosure

The Adviser discloses in the Brochure that clients may contact the CCO by electronic mail or telephone to obtain information on how the Adviser voted proxies for the accounts of particular clients and to request a copy of this policy and these procedures. If a client requests this information, the CCO will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, the name of the issuer, the proposal voted upon, and how the Adviser voted the proxy.

As part of the Adviser’s preparation of form N-PX, the Adviser will review the accuracy of its proxy voting activities. In addition, if a fund managed by the Adviser has a web site, the Adviser will make make publicly available free of charge the information disclosed in the fund’s most recently filed report on Form N-PX.

Recordkeeping

The CCO maintains files relating to the proxy-voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following are included:

This policy and these procedures and any amendments thereto;

Each proxy statement that the Adviser receives, unless the Adviser has a third party retain the proxy statements, so long as the third party undertakes to provide a copy of a proxy statement promptly upon request;

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A record of each vote that the Adviser casts;

A copy of any document that the Adviser created that was material to making a decision how to vote proxies or that memorializes that decision; and

A copy of each written client request for information on how the Adviser voted client proxies and a copy of any written response to any written or oral client request for information on how the Adviser voted client proxies.

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PROSPECTUS | February 28, 2025

Virtus InfraCap U.S. Preferred Stock ETF
(Ticker: PFFA)

a series of
ETFIS SERIES TRUST I

The Virtus InfraCap U.S. Preferred Stock ETF (the “Fund”) is an exchange-traded fund (“ETF”).
Shares of the Fund are listed on NYSE Arca, Inc. (the “Exchange”) and trade at market prices.
The market price for the Fund’s shares may be different from its net asset value per share.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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RISK/RETURN SUMMARY INFORMATION

INVESTMENT OBJECTIVE

Virtus InfraCap U.S. Preferred Stock ETF (the “Fund”) seeks current income and, secondarily, capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may incur customary brokerage commissions, and may pay other fees to financial intermediaries, when buying or selling Shares of the Fund, which are not reflected in the table or example set forth below.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee(1)	0.80%
Other Expenses	1.68%
Total Annual Fund Operating Expenses	2.48%

(1)	The management fee is structured as a “unified fee.” The Fund’s investment adviser has delegated to the Fund’s sub-adviser the obligation to pay all of the ordinary operating expenses of the Fund, except for the management fee paid to the Fund’s adviser; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund; each of which is paid by the Fund.

Example.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 years
$251	$733	$1,321	$2,816

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2024, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. preferred stock, and in derivatives and other instruments that have economic characteristics similar to such investments. The Fund considers an issuer of preferred stock to be in the U.S. if: (i) it is organized under the laws of, or maintains a principal place of business in, the U.S.; (ii) the principal trading market for its securities is in the U.S.; or (iii) during its most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the U.S., or has at least 50% of its assets in the U.S. Preferred stock or a class of equity security that typically pay fixed or floating dividends to investors and have “preference” over common stock (but are subordinated to bonds), in that the company issuing the preferred

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and common stock must pay dividends to preferred stockholders before common stockholders, and, in the event of a bankruptcy or liquidation of the company’s assets, must put the claims of the preferred stockholders ahead of the claims of the common stockholders. The Fund’s portfolio will primarily consist of preferred stock issued by companies with market capitalizations of over $100 million, which may include small and mid-capitalization companies.

Although preferred stock represents an ownership interest in a company, preferred stockholders usually have no voting rights with respect to corporate matters of the issuer. Instead, preferred stock typically have rights and characteristics similar to debt instruments. The Fund may invest in all types of preferred stock, including, without limitation, floating and fixed-rate preferred stock, callable preferred stock, cumulative and non-cumulative preferred stock, convertible preferred stock, hybrid preferred securities that have characteristics similar to both preferred stock and debt securities, junior subordinated debt, senior unsecured debt obligations usually denominated in $25 par amounts (senior notes or baby bonds), institutional preferred stock, re-packed preferreds, and depositary preferred stock, all of which have economic characteristics of preferred stock for purposes of the 80% test above. Certain preferred stock may have call provisions, which entitle the issuer to redeem the stock at a predetermined price (i.e., the “call price”) after a specified date.

Infrastructure Capital Advisors, LLC, the Fund’s sub-adviser (the “Sub-Adviser”), may purchase and write put and call options in an effort to generate additional income, reduce volatility and/or hedge against market or other risks in the Fund’s portfolio. The Fund will also borrow from banks for investment purposes generally in an amount between 15% and 25% of its net assets, although it may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed) in compliance with the Investment Company Act of 1940 (the “1940 Act”). The use of borrowings to purchase additional investments is known as leverage.

The Sub-Adviser actively manages the Fund’s assets pursuant to a variety of quantitative, qualitative and relative valuation factors. The Sub-Adviser will typically evaluate potential investments with respect to certain key variables that the Sub-Adviser believes make a business successful over time, including, without limitation, a company’s competitive position, its perceived ability to earn a high return on capital, the historical and projected stability and reliability of its profits, its anticipated ability to generate cash in excess of its growth needs and its access to additional capital. In addition, when selecting preferred stock that are subject to a call provision, the Sub-Adviser generally seeks to underweight or eliminate those that trade above the call price and exhibit a low or negative yield-to-call (i.e., the rate of return that an investor would earn if the preferred stock was held until its call date).

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can. In addition, from time to time, the Fund may focus its investments (i.e., invest more than 15% of its total assets) in particular  As of October 31, 2024, the Fund focused its investments in the real estate and financial sectors.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

Preferred Stock Risk. There are special risks associated with investing in preferred stock, including:

• Deferral and Omission. If the Fund owns preferred stock that includes provisions that permit the issuer to defer or omit distributions for a stated period without any adverse consequences to the issuer, the Fund may be required to report income for tax purposes although it has not yet received such income.

• Subordination. Preferred stock is generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

• Interest Rate. The prices of preferred stock typically respond to interest rate changes, decreasing in value if interest rates rise and increasing in value if interest rates fall. Accordingly, increases in interest rates are likely to have a negative impact on the preferred stocks held by the Fund.

• Liquidity. Preferred stock may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

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• Limited Voting Rights. Preferred stock may have no or limited voting rights with respect to the issuing company.

•Special Redemption Rights. An issuer of preferred stock may redeem the securities prior to a specified date, which may negatively impact the return of the security held by the Fund.

•         New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities and over-the-counter preferred securities, have been, and may in the future be, offered. The Fund reserves the right to invest in these securities if the Sub-Adviser believes that doing so would be consistent with the Fund's investment objective and policies. Because the market for these instruments are new, the Fund may have difficulty disposing of them at a suitable price and time. These instruments may present risks such as limited liquidity and high price volatility.

Options Risk. When the Fund purchases options, it risks the loss of the cash paid for the options if the options expire unexercised. When the Fund sells (writes) call options, it forgoes the opportunity to benefit from an increase in the value of the underlying asset above the exercise price, but it continues to bear the risk of a decline in the value of the underlying asset. In addition, the Fund may earn premiums from writing call options. For shareholders who hold Shares in a taxable account, profits from writing call options are generally treated as short-term capital gains for U.S. federal income tax purposes, taxable as ordinary income for shareholders upon distribution. Also, where a put or call option on a particular underlying asset is purchased to hedge against price movements in a related asset, the price of the put or call option may move more or less than the price of the related asset. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out an option position.

Leverage Risk. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility. The Fund cannot guarantee that the use of leverage will produce increased income or a higher return on an investment. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so in order to satisfy its obligations.

Small- and Mid-Capitalization Companies Risk. Small and mid-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and mid-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Fund.

Non-Diversified Fund Risk. The Fund is considered non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent the Fund invests more of its assets in the securities of fewer issuers than would a diversified fund.

Sector Focus Risk. To the extent the Fund focuses its investments in one or more sectors, this may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences and changes affecting companies in those sectors. As the Fund’s investments in a sector increase, so does the potential for fluctuation in the net asset value (“NAV”) of the Fund.

Market Risk. The value of the securities in the Fund may go up or down (sometimes significantly) in response to the prospects of individual companies and/or general economic conditions, including local, regional or global events.

Management Risk. The Sub-Adviser’s judgments about the attractiveness and potential appreciation of a security or other asset may prove to be inaccurate and may not produce the desired results.

ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade at a discount to NAV and possibly face delisting.

•Costs of Buying or Selling Shares.  Due to the costs of buying or selling Shares, including brokerage commissions and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

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•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings, and the Fund cannot be predicted whether Shares will trade below, at or above their NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

•No Assurance of Active Trading Market Risk. Although the Shares in the Fund are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares of the Fund. In times of market stress, market makers or Authorized Participants may step away from their respective roles in making a market in the Fund’s Shares, which could lead to wider bid/ask spreads and variances between the market price of the Fund’s Shares and their underlying value.

•Fund Shares Liquidity Risk. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the ETF’s NAV and market price.

Risks Related to Portfolio Turnover. The Fund’s principal investment strategies may result in a consistently high portfolio turnover rate. See the “Portfolio Turnover” section above for more information about the impact that portfolio turnover can have on your investment.

PERFORMANCE INFORMATION

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns for one year, five years, and since inception compared with a broad-based index and a style-specific index (one reflecting the market segments in which the Fund invests), in that order. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by calling the Fund at (888) 383-0553.

40%
30%
20%
10%
0%
-10%
-20%
-30%
32.14%
(7.98)%
24.07%
(20.91)%
24.82%
17.98%
2019
2020
2021
2022
2023
2024

•During the periods shown in the bar chart, the highest return for a calendar quarter was 45.22% (quarter ended 6/30/2020).

•During the periods shown in the bar chart, the lowest return for a calendar quarter was (50.96)% (quarter ended 3/31/2020).

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Average Annual Total Returns – (For the Period Ended December 31, 2024)	1 Year	5 Years	Since Inception[1]
Before taxes	17.98%	5.86%	7.62%
After taxes on distributions[2]	14.93%	3.29%	4.80%
After taxes on distributions and sale of shares[2]	11.57%	3.73%	4.98%
FT Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	23.76%	14.10%	13.72%
S&P U.S. Preferred Stock Index (reflects no deduction for fees, expenses or taxes)	9.20%	2.69%	4.05%

1	The Fund commenced operations on May 15, 2018.
2	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Shares at the end of the measurement period.

MANAGEMENT OF THE FUND

Investment Adviser and Sub-Adviser

Virtus Investments Advisers, LLC is the Fund’s investment adviser (the “Adviser”). ETFis Series Trust I (the “Trust”) and the Adviser have engaged Infrastructure Capital Advisors, LLC as the Fund’s sub-adviser (the “Sub-Adviser”) to manage the Fund’s investments, subject to the oversight and supervision of the Adviser and the Board of Trustees of the Trust (the “Board”). Prior to January 1, 2025, Virtus ETF Advisers LLC (“VEA”) was the Fund’s investment adviser. Effective January 1, 2025, VEA’s rights and obligations under the investment advisory, subadvisory and expense limitation agreements for the Trust have been transferred to, and assumed by, VIA. Both VIA and VEA are wholly owned indirect subsidiaries of Virtus Investment Partners, Inc.

Portfolio Managers

The following employees of the Sub-Adviser are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio: Jay D. Hatfield (since May 2018) and Andrew Meleney (since February 2024).

PURCHASE AND SALE OF FUND SHARES

Unlike conventional investment companies, the Fund generally issues and redeems Shares on a continuous basis, at NAV, in blocks of 50,000 Shares or whole multiples thereof (“Creation Units”). The Fund’s Creation Units may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Shares only on the Exchange through a broker-dealer. Shares of the Fund will trade on the Exchange at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.virtusetfs.com.

TAX INFORMATION

The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Sub-Adviser or their respective affiliates may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING THE FUND’S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Additional Information Regarding the Fund’s Objective.  The Fund seeks current income and, secondarily, capital appreciation. The investment objective of the Fund may be changed by the Board without shareholder approval upon 60 days’ notice to the shareholders. There is no guarantee that the Fund will achieve its objective.

Additional Information Regarding the Fund’s Principal Investment Strategy. Under normal market conditions, the Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. preferred stock, and in derivatives and other instruments that have economic characteristics similar to such investments. The Fund considers an issuer of preferred stock to be in the U.S. if: (i) it is organized under the laws of, or maintains a principal place of business in, the U.S.; (ii) the principal trading market for its securities is in the U.S.; or (iii) during its most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the U.S., or has at least 50% of its assets in the U.S. Preferred stock or a class of equity security that typically pay fixed or floating dividends to investors and have “preference” over common stock (but are subordinated to bonds), in that the company issuing the preferred and common stock must pay dividends to preferred stockholders before common stockholders, and, in the event of a bankruptcy or liquidation of the company’s assets, must put the claims of the preferred stockholders ahead of the claims of the common stockholders. The Fund’s portfolio will primarily consist of preferred stock issued by companies with market capitalizations of over $100 million, which may include small and mid-capitalization companies.

Although preferred stock represents an ownership interest in a company, preferred stockholders usually have no voting rights with respect to corporate matters of the issuer. Instead, preferred stock typically have rights and characteristics similar to debt instruments. The Fund may invest in all types of preferred stock, including, without limitation, floating and fixed-rate preferred stock, callable preferred stock, cumulative and non-cumulative preferred stock, convertible preferred stock, hybrid preferred securities that have characteristics similar to both preferred stock and debt securities, junior subordinated debt, senior unsecured debt obligations usually denominated in $25 par amounts (senior notes or baby bonds), institutional preferred stock, re-packed preferreds, and depositary preferred stock, all of which have economic characteristics of preferred stock for purposes of the 80% test above. and depositary preferred stock. Certain preferred stock may have call provisions, which entitle the issuer to redeem the stock at the call price after a specified date.

The Sub-Adviser may purchase and write put and call options in an effort to generate additional income, reduce volatility and hedge against market or other risks in the Fund’s portfolio. The Fund will also borrow from banks for investment purposes generally in an amount between 15% and 25% of its net assets, although it may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed) in compliance with the 1940 Act. The use of borrowings to purchase additional investments is known as leverage.

The Sub-Adviser actively manages the Fund’s assets pursuant to a variety of quantitative, qualitative and relative valuation factors. The Sub-Adviser will typically evaluate potential investments with respect to certain key variables that the Sub-Adviser believes make a business successful over time, including, without limitation, a company’s competitive position, its perceived ability to earn a high return on capital, the historical and projected stability and reliability of its profits, its anticipated ability to generate cash in excess of its growth needs and its access to additional capital. In addition, when selecting preferred stock that are subject to a call provision, the Sub-Adviser generally seeks to underweight or eliminate those that trade above the call price and exhibit a low or negative yield-to-call (i.e., the rate of return that an investor would earn if the preferred stock was held until its call date).

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can. In addition, from time to time, the Fund may focus its investments (i.e., invest more than 15% of its total assets) in particular sectors. As of October 31, 2023, the Fund focused its investments in the real estate and financial sectors.

The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ notice to the shareholders.

While the Fund’s primary focus is investments in preferred stock as disclosed above, the Fund has flexibility to invest in other types of securities, including real estate investment trusts (“REITs”), master limited partnerships (“MLPs”),

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exchange-traded products (“ETPs”), common stock and cash or cash equivalents, such as money market instruments. The Fund may also invest up to 20% of its net assets in short positions on ETPs and other securities, including preferred and common stock. Please see the Fund’s Statement of Additional Information (the “SAI”) for additional information about the securities and investment strategies described in this prospectus and about additional securities and investment strategies that may be used by the Fund.

Additional Information Regarding the Fund’s Principal Risks.

Preferred Stock Risk. There are special risks associated with investing in preferred stock, including:

•Deferral and Omission. Preferred stock may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred stock that is deferring or omitting its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

•Subordination. Preferred stock is generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•Interest Rate. The prices of preferred stock typically respond to interest rate changes, decreasing in value if interest rates rise and increasing in value if interest rates fall.

•Liquidity. Preferred stock may be substantially less liquid than many other securities, such as common stocks or U.S. government securities. Accordingly, increases in interest rates are likely to have a negative impact on the preferred stocks held by the Fund.

•Limited Voting Rights. Generally, traditional preferred stock offers no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights. In the case of hybrid-preferred stock, holders generally have no voting rights.

•Special Redemption Rights. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date. For instance, for certain types of preferred stock, a redemption may be triggered by certain changes in Federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

•         New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities and over-the-counter preferred securities, have been, and may in the future be, offered. The Fund reserves the right to invest in these securities if the Sub-Adviser believes that doing so would be consistent with the Fund's investment objective and policies. Because the market for these instruments are new, the Fund may have difficulty disposing of them at a suitable price and time. These instruments may present risks such as limited liquidity and high price volatility.

Options Risk. The purchase and writing of options involves certain risks. During the option period, the writer of a call option has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset) above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying asset decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying asset at the exercise price or provide the cash settlement amount. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying asset, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular underlying asset is purchased to hedge against price movements in a related asset, the price of the put or call option may move more or less than the price of the related asset. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out an option position. If the Sub-Adviser seeks to apply a hedge in the Fund’s portfolio at an inappropriate time or judges market movements incorrectly, options strategies may lower the Fund’s return.

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Leverage Risk. Leverage is investment exposure which exceeds the initial amount invested. When the Fund borrows money for investment purposes, or when the Fund engages in certain derivative transactions, such as options, the Fund may become leveraged. The loss on a leveraged derivative instruments may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility. The Fund cannot guarantee that the use of leverage will produce increased income or a higher return on an investment. This requirement limits the amount of leverage the Fund may have at any one time, but it does not eliminate leverage risk. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so in order to satisfy its borrowing obligations. To the extent that the Fund borrows money from banks for investment purposes, the Fund will be required to pay interest on the loan, which is not a covered expense under the Fund’s unified fee, and will therefore increase expenses and reduce returns. The Fund’s bank loans may charge variable rate interest, which means that if interest rates rise, the Fund’s interest expense will increase.

Small- and Mid-Capitalization Companies Risk. Investing in the securities of small and medium capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small and medium capitalization companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small and medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of their shares without an unfavorable impact on prevailing prices. Small and medium capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small and medium capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies.

Small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate. The foregoing risks are generally increased for smaller capitalization companies as compared to companies with larger capitalizations.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Sector Focus Risk. To the extent the Fund focuses its investments in one or more sectors, this may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences and changes affecting companies in those sectors. As the Fund’s investments in a sector increase, so does the potential for fluctuation in the NAV of the Fund.

•Real Estate Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the real estate sector. Investing in securities of companies in the real estate sector includes risks such as: fluctuations in the value of the underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; losses from casualty or condemnation; changes in the availability, cost and terms of mortgage funds; increased competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences, including the impact of changes in environmental laws, that may affect the real estate sector.

•Financial Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial sector. Companies in the financial sector are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Unstable interest rates can have a disproportionate effect on companies in the financial sector, which could adversely affect the profitability of such companies. Companies in the financial sector whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.

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Market Risk. The value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Fund’s control, including the quality of the Fund’s investments, economic conditions, adverse investor sentiment, poor management decisions, lower demand for a company’s goods or services, and general market conditions. In a declining market, the prices for all securities (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. Security values tend to move in cycles, with periods when securities markets generally rise and periods when they generally decline. In addition, local, regional or global events such as war (e.g., Russia’s invasion of Ukraine and the Israel-Hamas war), acts of terrorism, natural or environmental disasters, the spread of infectious illnesses or other public health issues, recessions, or other events could have a significant impact on the Fund, its investments and the trading of its Shares.

Management Risk. Because the Fund is actively managed, an investment in the Fund is subject to the risk that the investment process, techniques and risk analyses applied by the Sub-Adviser will not produce the desired results, and that the Fund’s investments may underperform the market or applicable benchmarks. The NAV of the Shares changes daily based on the performance of the securities and other instruments in which the Fund invests. Different types of securities and other instruments tend to shift into and out of favor with investors depending on market and economic conditions. There is no guarantee that the Sub-Adviser’s judgments about the attractiveness or value of, or potential income from, particular investments will be correct or produce the desired results. If the Sub-Adviser fails to accurately judge potential investments, the Share price may be adversely affected.

ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares may trade at a discount to NAV and possibly face delisting.

•Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by those brokers. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Shares have more trading volume and market liquidity and higher if the Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of Shares on the Exchange or any other exchange on which Shares are traded. It cannot be predicted whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund trading individually or in the aggregate at any point in time. The market prices of Shares may deviate significantly from the NAV of the Shares during periods of market volatility. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price

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is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV. For example, during a “flash crash,” the market prices of the Shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell Shares at these temporarily low market prices.

•Early Closing Risk. An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell Shares on that day.

•No Assurance of Active Trading Market Risk. Although the Shares are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares. Further, market makers (other than lead market makers) have no obligation to make markets in the Shares and may discontinue doing so at any time without notice.

•Redeeming Risk. Shares in the Fund generally may be redeemed only in Creation Units and only by Authorized Participants. All other persons or entities transacting in Shares must generally do so in the secondary market.

Risks Related to Portfolio Turnover. As a result of its trading strategy, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other registered investment companies. Because portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Fund realizes capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

In addition to the principal risks discussed above, an investment in the Fund is also subject to the following risks:

Risks Related to Investments in ETPs. Through its positions in other ETPs, the Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments tracked by an ETP could decrease (or increase). In addition, certain ETPs may track common portfolio positions, thereby reducing any diversification benefits. To the extent that the Fund invests in other ETPs, your cost of investing in the Fund will generally be higher than the cost of investing directly in other ETPs. By investing in the Fund, you will indirectly bear fees and expenses charged by underlying ETPs, in addition to the Fund’s direct fees and expenses. Furthermore, the market value of an ETP’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETP shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETP trades at a premium (creating the risk that the Fund pays more than NAV for an ETP when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETPs it holds, and that the Fund receives less than NAV when selling an ETP).

MLP Risk. Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner and cash flow risks. MLP common units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy infrastructure sector, changes in a particular issuer’s financial condition or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP Tax Risk. MLPs taxed as partnerships generally do not pay U.S. federal income tax at the partnership level, subject to the application of certain partnership audit rules. Rather, each partner is allocated a share of the MLP’s

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income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and lower income.

MLPs taxed as partnerships file a partnership tax return for U.S. federal, state and local income tax purposes and communicate to each investor in such MLP the investor’s allocable share of the MLP’s income, gains, losses, deductions and expenses via a “Schedule K-1.” Each year, the Fund will send you an annual tax statement (Form 1099) to assist you in completing your federal, state and local tax returns. An MLP might need to amend its partnership tax return and, in turn, send amended Schedules K-1 to investors in the MLP, such as the Fund. When necessary, the Fund will send you a corrected Form 1099 to reflect Schedule K-1 information reclassified by an MLP, which could, in turn, require you to amend your federal, state or local tax returns.

Historically, MLPs have been able to offset a significant portion of their taxable income with tax deductions, including depreciation and amortization expense deductions. The law could change to eliminate or reduce such tax deductions, which ultimately shelter the recognition of taxable income by the Fund. The elimination or reduction of such tax benefits could significantly reduce the value of the MLPs held by the Fund, which would similarly reduce the Fund’s NAV. Additionally, the Fund could consequently be subject to U.S. federal, state and local corporate income taxes on a greater portion of the amount of the distributions it receives from the MLPs, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax advantaged return of capital.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs taxed as partnerships in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable, even though the shareholders at the time of the distribution might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though the Fund’s shareholders at the time of the distribution will not have corresponding economic gain on their shares at the time of the distribution.

The portion of the distributions received by the Fund each year that is considered a return of capital from the MLPs taxed as partnerships will not be known until the Fund receives a Schedule K-1 for that year with respect to certain of its MLP investments. The Fund’s tax liability will not be known until the Fund completes its annual tax return. The Fund’s tax estimates could vary substantially from the actual liability and therefore the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. The payment of corporate income taxes imposed on the Fund will decrease cash available for distribution to shareholders.

REIT Risk. The Fund is subject to the risk that the value of stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Such a decline could be precipitated by, among other things, general economic decline, deterioration in the real estate rental market, declines in real estate property demand, changes in interest rates, declines in the availability of real estate financing, increases in borrower defaults, overbuilding, or other developments that reduce credit and cash positions of REITs and REIT operators on a local, regional or national level. REITs may also be adversely affected by poor management, failure to quality as a REIT under the Internal Revenue Code of 1986 (the “Code”), environmental problems, property tax increases or changes in federal, state or local regulations.

Short Position Risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result

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in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in short sales. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.

Temporary Defensive Positions. In certain adverse market, economic, political or other conditions, the Fund may temporarily depart from its normal investment policies and strategies. At such times, the Fund may invest in cash or cash equivalents, such as money market instruments, and to the extent permitted by applicable law and the Fund’s investment restrictions, shares of other investment companies, including money market funds. Under such circumstances, the Fund may invest up to 100% of its assets in these investments and may do so for extended periods of time. To the extent that the Fund invests in money market instruments or other investment companies, shareholders of the Fund would indirectly pay both the Fund’s expenses and the expenses relating to those other investment companies with respect to the Fund’s assets invested in such investment companies. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Disclosure of Portfolio Holdings. The Fund’s portfolio holdings are disclosed on the Fund’s website (www.virtusetfs.com) daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Virtus Investment Advisers, LLC (formerly known as Virtus Investment Advisers, Inc.) (“VIA” or the “Adviser”), located at One Financial Plaza, Hartford, Connecticut 06103, serves as the investment adviser to the Funds. VIA, an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business, acts as the investment adviser for over 60 mutual funds. VIA has acted as an investment adviser for over 80 years. As of December 31, 2024, VIA had approximately $44.3 billion in assets under management.

The Adviser is responsible for the oversight and management of all service providers to the Trust. The Adviser has engaged the Sub-Adviser to manage the Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight and supervision of the Adviser and the Board, and will oversee the Sub-Adviser’s compliance with the terms and conditions of the SEC rule on which the Fund relies to operate as an ETF, as well as the Trust’s related policies and procedures. The Adviser also assists with: (a) non-advisory operations of the Fund, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of the Fund’s prospectus and statement of additional information, (d) the preparation of reports to be filed with the SEC and other regulatory authorities, and (e) maintaining certain of the Fund’s records.

Adviser Compensation. The Adviser receives a monthly advisory fee from the Fund at the annual rate of 0.80% of the Fund’s average daily net assets (the “Advisory Fee”). The Advisory Fee is structured as a “unified fee.” The Adviser has delegated to the Sub-Adviser the obligation to pay all of the ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Advisory Fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund.

INVESTMENT SUB-ADVISER

The Fund’s sub-adviser is Infrastructure Capital Advisors, LLC, 1325 Avenue of the Americas, 28th Floor, New York, NY 10019. The Sub-Adviser serves in that capacity pursuant to a sub-advisory contract (the “Sub-Advisory Agreement”) with the Adviser and the Trust on behalf of the Fund as approved by the Board. The Sub-Adviser makes day-to-day investment decisions for the Fund and selects broker-dealers for executing portfolio transactions, subject to the Sub-Adviser’s best execution obligations and the Trust’s and the Sub-Adviser’s brokerage policies.

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The Adviser, however, will continue to have overall responsibility for the management and investment of the assets and responsibility for all advisory services furnished by the Sub-Adviser, and will supervise the Sub-Adviser in the performance of its duties for the Fund pursuant to written policies and procedures designed to prevent violations of applicable laws and regulations, Board procedures, and the provisions of the Fund’s prospectus and SAI, as supplemented from time to time.

The Sub-Adviser was organized as a New York limited liability company in January 2012. The Sub-Adviser has served as the sub-adviser of the Fund since the inception of the Fund’s operations. The Sub-Adviser is controlled by Jay D. Hatfield, its co-founder and president. Mr. Hatfield has been managing investments for clients, including private investment funds, since 2001. As of December 31, 2024, the Sub-Adviser had approximately $2.45 billion in assets under management.

Sub-Adviser Compensation. The Adviser pays the Sub-Adviser out of the Advisory Fee it receives from the Fund. The Adviser retains a portion of the Advisory Fee equal to an annualized rate of 0.14% of the Fund’s average daily net assets, and the remainder of the Advisory Fee is paid by the Adviser to the Sub-Adviser as full compensation for its services.

Disclosure Regarding Approval of Advisory and Sub-Advisory Agreements. A discussion regarding the basis for the Board’s most recent approval of the investment advisory agreement and investment sub-advisory agreement for the Fund is available in the Fund’s most recent reports filed on form N-CSR for the fiscal period ended April 30, 2024. You may obtain a copy of the Fund’s annual and semi-annual reports and annual and semi-annual financial statements, without charge, upon request to the Fund.

MANAGER OF MANAGERS STRUCTURE

The SEC has granted exemptive relief that permits the Adviser, subject to certain conditions, to enter into new sub-advisory agreements with affiliated or unaffiliated sub-advisers on behalf of the Fund without shareholder approval. The exemptive relief also permits material amendments to existing sub-advisory agreements with affiliated or unaffiliated sub-advisers (including the Sub-Advisory Agreement with the Sub-Adviser) without shareholder approval. Under this structure, the Adviser has ultimate responsibility, subject to oversight by the Board, to oversee such sub-advisers and recommend to the Board their hiring, termination, and replacement. The structure does not permit investment advisory fees paid by the Fund to be increased without shareholder approval, or change the Adviser’s obligations under the investment advisory agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Fund.

PORTFOLIO MANAGERS

The following employees of the Sub-Adviser are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

•Jay D. Hatfield, Co-Founder and President of the Sub-Adviser

Mr. Hatfield is the Chief Executive Officer of Infrastructure Capital Management, LLC (“ICM”), a private investment company that he founded in 2002.

Prior to founding ICM, Mr. Hatfield was a portfolio manager with SAC Capital Advisors, where he managed a $500 million infrastructure fund focused on investing in credit instruments and infrastructure-related equities. Before joining SAC, Mr. Hatfield was a Managing Director and Head of Fixed Income Research at Zimmer Lucas Partners, where he was responsible for directing research for credit funds, including infrastructure related equities in the energy and utility sectors. Mr. Hatfield began his investment banking career at Morgan Stanley & Co. Inc., where he spent over 10 years as an investment banker advising clients in the utility, power and energy industries. Mr. Hatfield began his career as an auditor and consultant at Arthur Young & Co. (now Ernst & Young), where he was a Certified Public Accountant and consultant, auditing and providing consulting services to companies in the technology, biotechnology and retailing industries.

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Mr. Hatfield has a Master of Business Administration degree from the Wharton School, University of Pennsylvania, where he specialized in Finance and graduated with distinction and as a member of the Beta Gamma Sigma honor society. Mr. Hatfield also has a Bachelor of Science degree in Managerial Economics from the University of California, Davis.

• Andrew Meleney, Portfolio Manager and Director of Research of the Adviser

Mr. Meleney is a Portfolio Manager and Director of Research of the Adviser. Prior to joining the Adviser in 2016, Mr. Meleney was an equity analyst at Parker Global Strategies, focusing on midstream MLP, oil and gas equities and commodity fundamentals. Mr. Meleney is a CFA Charterholder and earned a bachelor of arts and science in economics at Tufts University.

Additional Information. Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares of the Fund is available in the Fund’s SAI.

BOARD OF TRUSTEES

The Fund is a non-diversified series of the Trust, an open-end management investment company organized as a Delaware statutory trust on September 20, 2012. The Board supervises the operations of the Trust and the Fund according to applicable state and federal law, and is responsible for the overall management of the Fund’s business affairs.

OPERATIONAL ADMINISTRATOR

Virtus ETF Solutions LLC (the “Administrator”), located at 31 West 52nd Street, 16th Floor, New York, NY 10019, serves as the Fund’s operational administrator. The Administrator supervises the overall administration of the Trust and the Fund including, among other responsibilities, the coordination and day-to-day oversight of the Fund’s operations, the service providers’ communications with the Fund and each other and assistance with Trust, Board and contractual matters related to the Fund and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust.

ACCOUNTING SERVICES ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

The Bank of New York Mellon (“BNY”), located at 240 Greenwich Street, New York, NY 10286, directly and through its subsidiary companies, provides necessary administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as the Fund’s accounting services administrator. BNY also serves as the custodian for the Fund’s assets, and serves as transfer agent and dividend paying agent for the Fund.

DISTRIBUTOR

VP Distributors, LLC (the “Distributor”), located at One Financial Plaza, Hartford, CT 06103, serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust and the Fund.

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, PA 19103, serves as counsel to the Trust and the Independent Trustees.

EXPENSES OF THE FUND

The Fund pays all expenses not assumed by the Sub-Adviser. General Trust expenses that are allocated among and charged to the assets of the Fund and other series of the Trust are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of the Fund and other series of the Trust or the nature of the services performed and relative applicability to the Fund and other series of the Trust.

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INVESTING IN THE FUND

DISTRIBUTION AND SERVICE PLAN

The Board has adopted on behalf of the Fund a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

The Adviser, the Sub-Adviser or their respective affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

DETERMINATION OF NET ASSET VALUE

The NAV of the Shares for the Fund is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of Shares outstanding. Interest and investment income on the Fund’s assets accrue daily and are included in the Fund’s total assets. Expenses and fees (including investment advisory, management, administration and distribution fees, if any) accrue daily and are included in the Fund’s total liabilities. The NAV that is published is rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV is calculated to five decimal places.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures approved by, and under the direction of, the Board. In determining the value of the Fund’s assets, portfolio securities are generally valued at market using quotations from the primary market in which they are traded. Debt securities (other than short-term investments) are valued on the basis of broker quotes or valuations provided by a pricing service, which in determining value utilizes information regarding recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the NAV. The Fund normally uses third party pricing services to obtain market quotations.

The Board has designated the Adviser to serve as its valuation designee, pursuant to Rule 2a-5 under the Investment Company Act of 1940 (“1940 Act”), to perform the fair value determinations relating to any or all Fund investments. Accordingly, securities and assets for which market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued by the Adviser at fair value as determined in good faith under policies approved by the Board. Fair value pricing may be used, for example, in situations where (i) portfolio securities, such as securities with small capitalizations, are so thinly traded that there have been no transactions for that security over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to change the value of the portfolio security prior to the Fund’s NAV calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. Pursuant to policies adopted by the Board, the Adviser consults with BNY and the Sub-Adviser on a regular basis regarding the need for fair value pricing. Fair value pricing is intended to result in a calculation of the Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. If the fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, you may receive more or less proceeds or Shares from redemptions or purchases of Shares, respectively, than you would have otherwise received if the portfolio security were priced using the Fund’s normal pricing procedures, which could result

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in the market prices for Shares deviating from NAV. The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. The Board oversees the Adviser in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

To the extent the assets of the Fund are invested in other open-end investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

The NAV is determined as of the close of regular trading on the Exchange, normally 4:00 p.m. Eastern time, on each day that the Exchange is open for business. Currently, the Exchange is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of Shares have tracked the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year will be available without charge on the Fund’s website at www.virtusetfs.com.

FREQUENT TRADING

Unlike traditional mutual funds, Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and the vast majority of trading in the Shares occurs on the secondary market. Because secondary market trades do not involve the Fund directly, those trades are unlikely to cause many of the harmful effects of frequent purchases and redemptions of Shares, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. In addition, direct trading on a short-term basis by Authorized Participants is critical to ensuring that the Shares trade at or close to NAV. The Fund also imposes transaction fees on purchases and redemptions of Creation Units by Authorized Participants, which are designed to offset the Fund’s transaction costs associated with issuing and redeeming Creation Units. Given this structure, the Board determined that it is not necessary to adopt policies and procedures with respect to frequent purchases and redemptions of Shares by Fund shareholders. The Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive or excessive trading in Creation Units. The Fund also reserves the right to reject any redemption order in accordance with applicable law.

The Board has instructed the officers of the Trust to review reports of purchases and redemptions of Creation Units on a regular basis to determine if there is any unusual trading in the Shares. The officers of the Trust will report to the Board any such unusual trading in Creation Units that is disruptive to the Fund. In such event, the Board may reconsider its decision not to adopt market timing policies and procedures.

DISTRIBUTIONS

The Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to shareholders. The Fund expects to distribute substantially all of its net investment income quarterly and its net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

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Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

At the time you purchase your Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable.

Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

FEDERAL INCOME TAXES

FUND DISTRIBUTIONS

The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

SALE OF FUND SHARES

A sale of Shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

TAX TREATMENT OF FUND SHAREHOLDERS

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Fund distributions and gains from the sale of your Shares generally are subject to state and local taxes.

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends paid by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and

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the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the Internal Revenue Service (the “IRS”), which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). Information about a shareholder in the Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

WITHHOLDING

By law, if you do not provide your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. Withholding is also imposed if the IRS requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

CREATION UNITS

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant’s aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming such Creation Units are held as a capital asset.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

This discussion of “Federal Income Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund. For additional information, see the “Taxation” section of the Statement of Additional Information.

FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains a website for the Fund at www.virtusetfs.com. The website for the Fund contains the following information, on a per-Share basis, for the Fund: (i) the prior Business Day’s NAV and market price; (ii) the 30-day median bid-ask spread; (iii) the reported midpoint of the bid-ask spread at the time of NAV calculation (the “Bid-Ask Price”); (iv) a calculation of the premium or discount of the Bid-Ask Price against such NAV; and (v) data in chart format displaying the frequency distribution of discounts and premiums of the Bid-Ask Price against the NAV, within appropriate ranges, for each of the four previous calendar quarters (or for the life of the Fund if, shorter). In addition, on each Business Day, before the commencement of trading in Shares on the Exchange, the Trust discloses on the Fund’s website the identities and quantities of the portfolio securities and other assets held by the Fund that will form the basis for the calculation of NAV at the end of the Business Day.

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A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

OTHER INFORMATION

The Fund is not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objective. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by SEC rule or an exemptive order that permits registered investment companies to invest in the Fund beyond those limitations.

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each of the fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, included with the Fund’s financial statements, are included in the Fund’s Form N-CSR filed with the SEC, which is available upon request, at no charge by calling the Fund at (888) 383-0553.

	Virtus InfraCap U.S. Preferred Stock ETF
	For the Year Ended October 31, 2024	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$18.32	$18.62	$25.16	$19.26	$26.43
Investment operations:
Net investment income[1]	1.15	1.48	1.50	1.18	1.40
Net realized and unrealized gain (loss)	5.02	0.20 [2]	(6.09)	6.62	(6.25)
Total from investment operations	6.17	1.68	(4.59)	7.80	(4.85)

Less Distributions from:
Net investment income	(1.58)	(1.62)	(1.95)	(1.59)	(1.81)
Net realized gains	(0.31)	—	—	(0.26)	(0.43)
Return of capital	(0.12)	(0.36)	—	(0.05)	(0.08)
Total distributions	(2.01)	(1.98)	(1.95)	(1.90)	(2.32)
Net Asset Value, End of year	$22.48	$18.32	$18.62	$25.16	$19.26
Net Asset Value Total Return[3]	34.95%	9.15%	(19.28)%	41.52%	(18.37)%
Net assets, end of year (000’s omitted)	$1,380,264	$609,278	$456,136	$527,121	$146,397

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	2.48%[4]	2.52%[5]	1.40%[6]	1.21%[7]	1.47%[8]
Net investment income	5.44%	7.71%	6.64%	4.93%	6.93%
Portfolio turnover rate[9]	62%	26%	22%	35%	96%

1   Based on average shares outstanding.

2   The per share amount of realized and unrealized gain (loss) on investments does not accord with the amounts reported in the Statements of Changes in Net Assets due to the timing of creation of Fund shares in relation to fluctuating market values.

3   Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

4   The ratios of expenses to average net assets include interest expense fees of 1.68%.

5   The ratios of expenses to average net assets include interest expense fees of 1.72%.

6   The ratios of expenses to average net assets include interest expense fees of 0.60%.

7   The ratios of expenses to average net assets include interest expense fees of 0.41%.

8   The ratios of expenses to average net assets include interest expense of 0.63% and dividend expense on securities sold short fees of 0.04%.

9   Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

ADDITIONAL INFORMATION

If you would like more information about the Trust, the Fund or the Shares, the following documents are available free upon request:

Annual and Semi-Annual Reports; Form-N-CSR Filed with the SEC

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports and in Form N-CSR filed with the SEC. You will find in the Fund’s annual report a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the prior fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

Statement of Additional Information

Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

To receive a free copy of the Fund’s SAI, annual and semi-annual reports, financial statements or other information about the Fund, or to make inquiries about the Fund, please call the Fund toll-free at (888) 383-0553. You can also access and download the SAI and the most recent annual and semi-annual reports and financial statements without charge at the Fund’s website at www.virtusetfs.com or by written request to the Fund at the address below.

To obtain other information and for shareholder inquiries:

By telephone:	(888) 383-0553

By mail:	ETFis Series Trust I 31 West 52nd Street, 16th Floor New York, NY 10019

On the Internet:	SEC Edgar database: http://www.sec.gov; or www.virtusetfs.com

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Fund. You may also request that householding be eliminated from all your required mailings.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or its Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, may be generally required to deliver a Prospectus. This is in addition to any obligation dealers have to deliver a Prospectus when acting as underwriters.

ETFis Series Trust I: Investment Company Act file number 811-22819.

STATEMENT OF ADDITIONAL INFORMATION

VIRTUS INFRACAP U.S. PREFERRED STOCK ETF

TICKER: PFFA

EXCHANGE: NYSE Arca, Inc.

February 28, 2025

a series of

ETFis Series Trust I

31 West 52nd Street, 16th Floor

New York, NY 10019

Telephone: (888) 383-0553

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the prospectus (“Prospectus”) for the Virtus InfraCap U.S. Preferred Stock ETF (Ticker: PFFA) (the “Fund”), a series of ETFis Series Trust I (the “Trust”), dated the same date as this SAI, which incorporates this SAI by reference in its entirety. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus for the Fund may be obtained at no charge by writing or calling the Fund at the address or phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus. No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus, and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust. The SAI does not constitute an offer to sell securities.

The Fund’s financial statements are incorporated herein by reference to the Fund’s most recent Form N-CSR  for the fiscal year ended October 31, 2024, and are hereby deemed to be part of this SAI. You may obtain a copy of the Fund’s financial statements and Form N-CSR at no charge by request to the Fund at the address or phone number noted below. A copy of the Prospectus for the Fund may be obtained, without charge, by calling (888) 383-0553 or visiting www.virtusetfs.com, or writing to the Trust, c/o VP Distributors, LLC, One Financial Plaza, Hartford, CT 06103.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Delaware statutory trust on September 20, 2012 and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust currently consists of 10 investment portfolios: InfraCap MLP ETF (Ticker: AMZA); InfraCap REIT Preferred ETF (Ticker: PFFR); Virtus InfraCap U.S. Preferred Stock ETF (Ticker: PFFA); Virtus LifeSci Biotech Clinical Trials ETF (Ticker: BBC); Virtus LifeSci Biotech Products ETF (Ticker: BBP); Virtus Newfleet Multi-Sector Bond ETF (Ticker: NFLT); Virtus Private Credit Strategy ETF (Ticker: VPC); Virtus Real Asset Income ETF (Ticker: VRAI); Virtus Reaves Utilities ETF (Ticker: UTES); and Virtus WMC International Dividend ETF (Ticker: VWID). Other portfolios may be added to the Trust in the future. The Fund is classified as a non-diversified management investment company under the 1940 Act, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can. The shares of the Fund are referred to herein as “Fund Shares” or “Shares.” The offering of Shares is registered under the Securities Act of 1933 (the “Securities Act”).

The Fund’s investment adviser is Virtus Investment Advisers, LLC (the “Adviser”). The Adviser has acted as an investment adviser for over 80 years. The Fund’s sub-adviser is Infrastructure Capital Advisors, LLC (the “Sub-Adviser”). The Sub-Adviser has been registered as an investment adviser with the SEC since June 2014.

The Fund offers and issues Shares at net asset value (the “NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”), generally in exchange for cash or a basket of securities included in the Fund’s portfolio (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares are generally redeemable only in Creation Units and, generally, in exchange for cash or Deposit Securities and a Cash Component. Creation Units are aggregations of Shares and are available only to certain large institutions, referred to as “Authorized Participants,” that enter into agreements with VP Distributors, LLC (the “Distributor”). In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit.

FUND NAME AND INVESTMENT POLICY. The Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in U.S. preferred stock (the “Names Rule Policy”). For this Names Rule Policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket of the Names Rule Policy if they have economic characteristics similar to the other investments included in the basket. To the extent sufficient information is reasonably available, the Fund will also consider the holdings of any ETF and other U.S. registered investment companies in which it invests when determining compliance with the Fund’s Names Rule Policy. The Fund’s Names Rule Policy is not a “fundamental” policy, which means that it may be changed without a vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. However, under Rule 35d-1, shareholders must be given notice at least 60 days prior to any change by the Fund of its Names Rule Policy.

EXCHANGE LISTING AND TRADING

Fund Shares trade on the NYSE Arca, Inc. (the “Exchange”) at market prices that may be below, at or above NAV. There can be no assurance that the requirements of the Exchange necessary for the Fund to maintain the listing of its Shares will continue to be met. The Exchange will consider the suspension of trading and delisting of the Shares of the Fund if (i) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act, (ii) following the initial 12-month period after the commencement of trading of Fund Shares, there are fewer than 50 beneficial holders of Shares of the Fund, (iii) any other applicable listing requirements set forth in the Exchange’s listing rules are not continuously maintained, or (iv) any other event occurs or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

OTHER INVESTMENT POLICIES

The following policies supplement the Fund’s investment objective and policies as described in the Prospectus for the Fund. Unless the Fund’s Prospectus or this SAI states that a percentage limitation or fundamental or non-fundamental restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment.

GENERAL INVESTMENT RISKS. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund’s investment program will be successful. Investors should carefully review the descriptions of the Fund’s investments and its risks in this SAI and the Prospectus.

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BORROWING. The Fund may, subject to the restrictions of the 1940 Act, borrow money from banks for investment purposes or as a temporary measure. For example, the Fund may borrow money to meet redemption requests or for extraordinary or emergency purposes. In the event the Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets. The 1940 Act presently allows the Fund to borrow from any bank (including without limitation pledging, mortgaging or hypothecating assets) provided that, immediately after any such borrowing, there is an asset coverage of at least 300% for all such borrowings, and provided further that, in the event that the Fund’s asset coverage at any time falls below 300%, the Fund reduces its existing borrowings (within three days, excluding Sundays and holidays) to the extent necessary to comply with the foregoing limitation.

CONVERTIBLE SECURITIES. The Fund may invest directly or indirectly in securities convertible into common stock if, for example, the Sub-Adviser believes that a company’s convertible securities are undervalued in the market. Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks and warrants. Convertible securities are subject to risks associated with the performance of the company underlying the securities, as well as the underlying instruments. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

DERIVATIVE INSTRUMENTS. A derivative is a financial instrument whose value is dependent upon the value of other assets, rates or indices. The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in derivative instruments (including futures and options on such futures) imposed by the provisions of the 1940 Act and the rules thereunder. Additionally, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”), with respect to the Fund. Therefore, the Adviser is not subject to regulation or registration as a commodity pool operator under the CEA.

Legal and regulatory changes may substantially affect over-the-counter (“OTC”) derivatives markets, and such changes may impact a Fund’s use of such instruments. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010 (the “Dodd-Frank Act”), provides for the regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from a fund with respect to such derivatives. Specifically, these regulations require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with a fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps have been adopted and are being phased-in over time.

Options. An option is a contract that gives the purchaser the option, in return for the premium paid, the right, but not the obligation, to buy from or sell to the writer of the option at the exercise price during the term of the option or on a specific date, the security, currency, or other instrument underlying the option. The Fund may write call and put options on securities, ETFs or security indexes to seek income or may purchase or write put or call options for hedging purposes. Options may either be listed on an exchange or traded in over-the-counter markets.

Although not required to do so, the Fund will typically write a call option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, a covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying asset above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying asset decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver (if not cash settled) the underlying asset at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying asset, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position.

Futures Contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade that have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”). No purchase price is paid or received when the contract is entered into. Instead, the Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures commission merchant (“FCM”) an amount of cash, U.S. government securities, suitable money market instruments or liquid, high-grade fixed income securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

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If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the FCM will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the FCM will pay the excess to the Fund. These subsequent payments, called “variation margin,” to and from the FCM, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as “marking to market.” When the futures contract is closed out, if the Fund has a loss equal to or greater than the margin amount, then the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, then the full margin amount and the amount of the gain are paid to the Fund and the FCM pays the Fund any excess gain over the margin amount.

There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

The Fund will incur brokerage fees when it purchases and sell futures contracts, and margin deposits must be maintained at all times when a futures contract is outstanding. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the futures contract.

While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying asset whenever it appears economically advantageous for the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract. If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect the Fund’s current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs, and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in an index future, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for the securities on which the future is based. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Risks of Purchase and Sale of Futures Contracts. Futures can be volatile instruments and involve certain risks. If the Sub-Adviser applies a hedge in the Fund’s portfolio at an inappropriate time or judges market movements incorrectly, futures strategies may lower the Fund’s return. The Fund could also experience losses if the prices of its futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid market.

In general, the Fund will not purchase or sell futures contracts unless either (i) the futures contracts are purchased for “bona fide hedging” purposes (as defined under the CFTC regulations); or (ii) if purchased for other purposes, (A) the sum of the amounts of initial margin deposits and premiums required to establish such positions on the Fund’s existing futures would not exceed 5% of the liquidation value of the Fund’s portfolio or (B) the aggregate net notional value of commodity futures, commodity options contracts, or swaps positions determined at the time the most recent position was established does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into.

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EQUITY SECURITIES.

Direct and Indirect Common Stock. The Fund may invest in equity securities, both directly and indirectly through investments in shares of ETFs and other investment companies, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of securities and instruments described in this SAI and in the Prospectus. The equity portion of the Fund’s portfolio may include common stocks traded on domestic or foreign securities exchanges or on the over-the-counter market. In addition to common stocks, the equity portion of the Fund’s portfolio may also include preferred stocks, convertible preferred stocks, convertible bonds and other equity securities. Prices of equity securities in which the Fund may invest may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

Exchange-Traded Products (“ETPs”). The Fund may invest in exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”) and other ETPs. The shares of an ETF may be assembled in a block (e.g., 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days. ETPs other than ETFs are issued in shares or units, and trade on exchanges like ETFs.

There is a risk that the underlying ETPs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETPs, such as the trustees or sponsors, to close or otherwise fail to perform their obligations to the ETPs. Also, because the ETPs in which the Fund invests may be granted licenses by agreement to use various indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETPs may terminate if such license agreements are terminated. In addition, an ETP may terminate if its net assets fall below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETP, it will be able to invest instead in shares of an alternate ETP with a similar strategy, there is no guarantee that shares of an alternate ETP would be available for investment at that time.

Investments in ETPs involve certain inherent risks generally associated with investments in conventional registered investment companies (e.g., mutual funds) that hold a portfolio of securities including, without limitation: (1) risks that the general level of security prices for the ETP’s investment strategy may decline, thereby adversely affecting the value of each share or unit of the ETP; (2) an index-based ETP may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETP and the index with respect to the weighting of securities or number of stocks held; and (3) an index-based ETP may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based.

In addition, ETPs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETP’s shares may trade at a discount to its NAV; (2) an active trading market for an ETP’s shares may not develop or be maintained; (3) trading of an ETP’s shares may be halted if the listing exchange deems such action appropriate; and (4) ETP shares may be delisted from the exchange on which they trade, or activation of “circuit breakers” (which are tied to large decreases in stock prices) may halt trading temporarily. ETPs are also subject to the risks of the underlying securities or sectors in which the ETP is designed to track or invest.

Investments in Companies with Business Related to Commodities. The Fund may from time to time invest in securities of companies whose business is related to commodities, or in registered investment companies or other companies that invest directly or indirectly in commodities. For example, the Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies or publicly or privately traded companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can make sharp movement, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in commodities markets generally.

Money Market Funds. In order to maintain sufficient liquidity, for cash management purposes, or to implement investment strategies, the Fund may invest a portion of its assets in shares of one or more money market funds. Generally, money market funds are registered investment companies that seek to earn income consistent with the preservation of capital and maintenance of liquidity by investing primarily in high quality money market instruments, including, without limitation, U.S. government obligations, bank obligations and high-grade corporate instruments. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Company or any other governmental agency, entity or person. While investor losses in money market funds have been rare, they are possible. In addition, the Fund will incur additional indirect expenses to the extent it invests in shares of money market funds due to acquired fund fees and other costs.

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Other Investment Companies. Under the 1940 Act, the Fund may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”). Accordingly, the Fund is subject to the 3% Limitation unless (i) permitted by SEC rule to exceed the 3% Limitation; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such SEC rule.

To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent the Fund from allocating its investments in the manner that the Sub-Adviser considers optimal, or cause the Sub-Adviser to select a similar basket of securities (pre-selected groups of securities related by index or sector made available through certain brokers at a discount brokerage rate) or a similar index-based mutual fund or other investment company as an alternative. The Fund’s investments in other investment companies will be subject to the same 3% Limitation described above.

Preferred Stock. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including, without limitation, dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Preferred stocks may include the obligation to pay a stated dividend. The price of preferred stocks could depend more on the size of the dividend than on the company’s performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect the price of preferred stock.

Real Estate Securities. The Fund will not invest directly in real estate, but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests issued in real estate investment trusts (“REITs”). REITs are generally publicly traded on national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including, without limitation, risks related to changes in interest rates, possible declines in the value of and demand for real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a given market and environmental problems.

The Fund may invest in global real estate companies outside the U.S. These companies include, but are not limited to, companies with similar characteristics to a REIT structure, in which revenue consists primarily of rent derived from owned, income producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

Mortgage REITs. Mortgage REITs lend money to developers and owners of properties and invest primarily in mortgages and similar real estate interests. Mortgage REITs receive interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend funds. Credit risk is the risk that the borrower will not be able to make interest and principal payments on the loan to the REIT when they are due. Mortgage REITs also are subject to the risk that the value of mortgaged properties may be less than the amounts owed on the properties. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT.

Mortgage REITs are subject to significant interest rate risk. During periods when interest rates are declining, mortgages are often refinanced or prepaid. Refinancing or prepayment of mortgages may reduce the yield of mortgage REITs. When interest rates decline, however, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In addition, rising interest rates generally increase the costs of obtaining financing, which could cause the value of a mortgage REIT’s investments to decline. A REIT’s investment in adjustable rate obligations may react differently to interest rate changes than an investment in fixed rate obligations. As interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Mortgage REITs typically use leverage (and in many cases, may be highly leveraged), which increases investment risk and could adversely affect a REIT’s operations and market value in periods of rising interest rates, increased interest rate volatility, downturns in the economy and reductions in the availability of financing or deterioration in the conditions of the REIT’s mortgage-related assets.

Equity REITs. Certain REITs may make direct investments in real estate. These REITs are often referred to as “Equity REITs.” Equity REITs invest primarily in real properties and earn rental income from leasing those properties. Equity REITs may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. A decline in rental income may occur because of extended vacancies, limitations on rents, the failure to collect rents, increased competition from other properties or poor management. Equity REITs also can be affected by rising interest rates. Rising interest rates may cause investors to demand a high annual yield from future distributions that, in turn, could decrease the market prices for such REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Because many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the Fund invests to decline.

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Warrants and Rights. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. The holders of warrants and rights have no voting rights, and receive no dividends, with respect to the equity interests underlying warrants or rights, and will have no rights with respect to the assets of the issuer, until the warrant or right is exercised. Investments in warrants and rights involve certain risks, including, without limitation, the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

FOREIGN SECURITIES. The Fund may invest directly or indirectly in foreign equity securities traded on U.S. exchanges, in over-the-counter markets or in the form of depositary receipts as described below. The Fund may also invest in foreign currency and foreign currency-denominated securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards, including recordkeeping standards, comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. Some foreign countries impose conditions and restrictions on foreigners’ ownership of interests in local issuers, including restricting ownership to certain classes of investment in an issuer, which may reduce potential investment returns and impair disposition of those investments. Additional costs associated with an investment in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries because of inconsistent legal interpretations or less defined legal and regulatory provisions or because of corruption or influence on local courts.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars or other governmental intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises and securities issued or guaranteed by foreign governments, their agencies, instrumentalities or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments. From time to time, certain companies in which the Fund invests may operate (a) in, or have dealings with, countries subject to sanctions, embargoes or other government actions imposed by the U.S. Government or the United Nations and/or (b) in countries the U.S. Government has identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance or the Fund’s ability to invest or hold securities of such companies. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. Government identifies as state sponsors of terrorism or subjects to sanction, which could also negatively affect the company’s performance. There is no assurance that the Sub-Adviser will be able to anticipate these potential events or counter their effects.

Depositary Receipts. ADRs provide a method whereby the Fund may invest in securities issued by companies whose principal business activities are outside the United States. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that participates in a sponsored program. Generally, ADRs are designed for use in the U.S. securities markets, and are denominated in U.S. dollars, while the underlying securities of the ADRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the ADR and, therefore, the value of the Fund’s portfolio, either positively or negatively (i.e., foreign currency risk). In addition to foreign currency risk, ADRs present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include political, economic or legal developments in the company’s home country (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), withholding taxes on dividend or interest payments or capital transactions or other restrictions. In addition, although the ADRs in which the Fund invests are listed on major U.S. exchanges, there can be no assurance that a market for these securities will be made or maintained or that any such market will be or remain liquid. If that happens, the Fund may have difficulty selling securities, or selling them quickly and efficiently at the prices at which they have been valued.

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The Fund may also invest in GDRs and European Depositary Receipts (“EDRs”). GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin American to offer shares in many markets around the world. EDRs are similar to ADRs and GDRs, except they are typically issued by European banks or trust companies, denominated in foreign currencies and designed for use outside the U.S. securities markets.

Emerging Market Securities. An “emerging market” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Investing in emerging markets involves greater risks and uncertainties than in more established markets, such as exposure to potentially unstable governments, the risk of nationalization of business, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights. In addition, the securities markets of emerging market countries (and participants in those markets) are typically subject to less government supervision and regulation, and possible arbitrary and unpredictable enforcement of securities regulations and other laws, as well as differences in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers and difficulty in obtaining and/or enforcing a judgement in a court outside of the United States. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. The securities markets in emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States and other developed countries. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. A limited number of issuers in emerging markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in these countries may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. The inability of the Fund to dispose fully and promptly of positions in declining markets would cause the Fund’s NAV to decline as the values of the unsold positions are marked to lower prices. In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

ILLIQUID AND RESTRICTED INVESTMENTS. Illiquid investments are those that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may invest up to 15% of its net assets in illiquid investments. Historically, illiquid investments have included those subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act (“restricted securities”), investments that are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Such investments may offer higher yields than comparable publicly traded securities, and they also may incur higher risks.

Although the investments described in this section generally will be considered illiquid, an investment’s contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the investment and therefore these investments may be determined to be liquid in accordance with guidelines established by the Board. The Trustees have delegated to the Adviser the determination of the liquidity of such investments in the Fund’s portfolio as administrator of the Fund’s liquidity risk management program. The Adviser will take into account relevant market, trading and investment-specific considerations when determining whether an investment is illiquid.

If illiquid investments exceed 15% of the Fund’s net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid investments. Because illiquid investments may not be readily marketable, the Adviser may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments held by the Fund may cause the NAV of the Fund to decline. An investment that is determined by the Adviser to be liquid may subsequently revert to being illiquid if not enough buyer interest exists.

The Fund may purchase Rule 144A securities sold to institutional investors without registration under the Securities Act and commercial paper issued in reliance upon the exemption in Section 4(a)(2) of the Securities Act, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer’s ability to honor a demand for repayment of the unregistered security.

Restricted securities ordinarily can be sold by the Fund in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable amount of time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Trustees or their delegate.

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The Fund’s difficulty valuing and selling restricted securities and illiquid investments may result in a loss or be costly to the Fund. If a substantial market develops for a restricted security or other illiquid investment held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines adopted by the Trust on behalf of the Fund.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33 ⅓% of its total assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities which the Sub-Adviser has determined are creditworthy under guidelines established by the Board. In determining whether the Fund will lend securities, the Sub-Adviser will consider relevant facts and circumstances. The Fund may not lend securities to any company affiliated with an investment adviser to the Fund. Each loan of securities will be collateralized by cash, securities or letters of credit. The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

MARKET VOLATILITY RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. For example, the recent spread of a novel coronavirus known as COVID-19 resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

As a result of increasingly interconnected global economies and financial markets, armed conflict between countries or in a geographic region has the potential to adversely impact Fund investments. Recent examples of such events include Hamas’ attack on Israel in October of 2023, and the ensuing conflict in the Middle East. Additionally, Russia began a large-scale invasion of Ukraine in February 2022, which has led to various countries, including the United States, imposing economic sanctions on certain Russian individuals and Russian corporate and banking entities, and the value and liquidity of Russian securities and the Russian currency have experienced significant declines. Russia’s military incursion and resulting sanctions (and other consequences related to the invasion, such as boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals) could have a severe adverse effect on the region’s economies and more globally, including significant negative impacts on the financial markets for certain securities and commodities, such as oil and natural gas, and thus could further decrease the value and liquidity of the Fund’s investments. The extent and duration of military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial and prolonged. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or adjoining geographic regions.

MONEY MARKET INSTRUMENTS. The Fund may invest directly and indirectly in money market instruments including, without limitation, U.S. Government obligations or corporate debt obligations (including, without limitation, those subject to repurchase agreements). Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of banks, Commercial Paper, and Master Notes. Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit is an unsecured, interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest directly in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s, S&P or Fitch, or, if not rated, is deemed to be of equivalent quality. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. The interest rate on a Master Note may fluctuate based on changes in specified interest rates or may be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Master Notes are generally illiquid and therefore subject to the Fund’s percentage limitation for illiquid investments.

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SHORT SALES. The Fund may enter into short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete a short sale, the Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs, and then sell the borrowed security to a buyer in the market. The Fund will cover its short position by buying shares in the market either (i) at its discretion or (ii) when called by the broker-dealer lender. Until the security is replaced, the Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan. In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

In addition, the Fund may make short sales “against the box,” which occur when the Fund sells a security short while owning securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including, without limitation, interest, in connection with opening, maintaining and closing short sales against the box.

U.S. GOVERNMENT SECURITIES. The Fund may invest a portion of its portfolio in U.S. government securities, defined to be U.S. government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association (“GNMA”) as well as obligations of U.S. government authorities, agencies and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration (“FHA”), Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank (“FHLB”), Student Loan Marketing Association (“SLMA”), and the Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g., GNMA), several are supported by the right of the issuer to borrow from the U.S. government (e.g., FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g., SLMA, FFCB). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. government does not extend to the yield or value of the Fund’s shares.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient liquid assets to meet the purchase price. In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if such action was determined to be appropriate. In such a case, the Fund could incur a short-term gain or loss.

TEMPORARY DEFENSIVE POSITIONS. The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. In such circumstances, the Fund may also hold up to 100% of its portfolio in cash and cash equivalent positions. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

CYBERSECURITY RISK. The Fund, like all companies, may be susceptible to operational and information security risks, or risks of catastrophic systems failures by critical service providers. Cybersecurity incidents can also result from deliberate cyberattacks or unintentional events and may arise from external or internal sources. Cyberattacks may include infection by malicious software or gaining unauthorized access to digital systems, networks or devices that are used to service the Funds’ operations (e.g., by “hacking” or “phishing”). Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). These cyberattacks could cause the misappropriation of assets or personal information, corruption of data or operational disruptions. Geopolitical tensions may, from time to time, increase the scale and sophistication of deliberate cyberattacks. Cybersecurity or critical systems failures or breaches of the Fund, its service providers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions, impact business operations and impede trading, potentially resulting in financial losses, the inability of Authorized Participants to process transactions, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result.

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INVESTMENT LIMITATIONS

FUNDAMENTAL RESTRICTIONS. The Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of its outstanding voting Shares. A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding Shares represented in person or by proxy at a meeting at which more than 50% of its outstanding Shares are represented; or (ii) more than 50% of the Fund’s outstanding Shares. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

As a matter of fundamental policy, the Fund may not:

(1)	issue senior securities, except as permitted by the 1940 Act;

(2)	borrow money (including, without limitation, borrowing to meet redemptions), except to the extent permitted under the 1940 Act;

(3)	pledge, mortgage or hypothecate its assets;

(4)	act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(5)	make loans, provided that the Fund may lend its portfolio securities in an amount up to 33⅓% of total Fund assets;

(6)	purchase or sell real estate or interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities);

(7)	invest more than 25% of its total assets in any particular industry or group of industries; or

(8)	invest in commodities.

NON-FUNDAMENTAL RESTRICTIONS. The following investment limitations are not fundamental and may be changed by the Board without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

(1)	purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(2)	make investments for the purpose of exercising control or management over a portfolio company;

(3)	invest in securities of other registered investment companies, except as permitted under the 1940 Act;

(4)	invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock of companies that invest in or sponsor such programs; or

(5)	purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants;

With respect to the fundamental and non-fundamental investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule.

With respect to the above fundamental investment restriction on borrowing money, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices will not constitute borrowing.

With respect to the above fundamental investment restriction on pledging, mortgaging or hypothecating assets, any such activity to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with (i) writing covered put or call options, (ii) the purchase of securities on a when-issued or forward commitment basis, or (iii) collateral or initial or variation margin arrangements with respect to options, forward contracts, futures contracts (including, without limitation, those relating to indices), or options on futures contracts or indices will not be considered pledging, mortgaging or hypothecating assets.

With respect to the above fundamental investment restriction on making loans, investment in U.S. government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements will not be deemed to be the making of a loan.

With respect to the above fundamental investment restriction regarding concentration in a particular industry, (i) securities of the U.S. Government (including its agencies and instrumentalities), tax-exempt securities of state or municipal governments and their political subdivisions and investments in other registered investment companies are not considered to be issued by members of any industry (although, to the extent sufficient information is reasonably available, the Fund will consider the holdings of an underlying registered investment company in applying its concentration policy), (ii) if the Fund invests in a revenue bond tied to a particular industry, the Fund will consider such investment to be issued by a member of the industry to which the revenue bond is tied, and (iii) in the case of loan participations where the Fund is not in a direct debtor/creditor relationship with the borrower, both the financial intermediary and the ultimate borrower are considered issuers.

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With respect to the above fundamental investment restriction on investments in commodities, the purchase or sale by the Fund of options, forward contracts, futures contracts (including, without limitation, those relating to indices), options on futures contracts or indices or interests in equity securities issued by companies (including, without limitation, investment companies) that hold or invest in one or more commodities as their sole or principal business activity will not be considered an investment in commodities.

With respect to the above non-fundamental investment restriction on purchasing securities on margin, short sales of securities and futures trades, forward contracts or similar trades requiring margin deposits or other use of a margin account will not be considered purchasing securities on margin.

The 1940 Act allows the Fund to borrow from any bank (including, without limitation, pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets and the Fund will, to the extent necessary, reduce its existing borrowings (within three days, excluding Sundays and holidays) to comply with the provisions of the 1940 Act.

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MANAGEMENT AND OTHER SERVICE PROVIDERS

The Board is responsible for the supervision and oversight of the Fund. The Board approves all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; reviews the performance of the Fund; and oversees the business activities of the Fund. This section of the SAI provides information about the persons who serve as trustees (“Trustees”) and executive officers to the Trust, as well as the entities that provide services to the Trust.

TRUSTEES AND OFFICERS. Following are the Trustees and executive officers of the Trust, their years of birth and addresses, their present positions with the Trust, and their principal occupations during the past five years. Those Trustees who are “interested persons” as defined in the 1940 Act (“Interested Trustees”) and those Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”), are identified in the table. The address of each Trustee and executive officer of the Trust, unless otherwise indicated, is 31 West 52nd Street, 16th Floor, New York, NY 10019.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Myles J. Edwards Year of Birth: 1961	Trustee	Since 2016	Chief Executive Officer and Chief Compliance Officer (since 2024), Disruptive Securities LLC; General Counsel and Chief Compliance Officer (since 2021), Sanctuary Securities, Inc. and Sanctuary Advisors, LLC; Chief Compliance Officer (since 2020), 1776 Wealth, Inc.; General Counsel and Chief Compliance Officer (since 2019), Bruderman Brothers, LLC and Bruderman Asset Management, LLC; Chief Compliance Officer (since 2018), Netrex Capital Markets, LLC; Chief Executive Officer (since 2018), Final Compliance; and Chief Compliance Officer (since 2018), Knight Vinke.	20	Trustee (since 2015), Virtus ETF Trust II (10 portfolios)
James A. Simpson Year of Birth: 1970	Trustee	Since Inception	President (since 2009), ETP Resources, LLC (a financial services consulting company).	20	Trustee (since 2018), Asset Management Fund (4 portfolios); Trustee (since 2015), Virtus ETF Trust II (10 portfolios)
Robert S. Tull, Jr. Year of Birth: 1952	Trustee	Since Inception	President (since 2017), Procure Holdings, Procure Expertise and Procure Innovations; Owner (since 2017), Pegassets LLC IP licensing of EAM; Equity Owner (since 2018), Turing Technology Associates.	20	Trustee (since 2015), Virtus ETF Trust II (10 portfolios); Trustee (since 2017), Procure Holdings, Procure Expertise and Procure Innovations; and Board member (since 2018), LGBTQ Loyalty Holdings Inc.
INTERESTED TRUSTEE**
William J. Smalley Year of Birth: 1983	Trustee, President and Chief Executive Officer	Since Inception	President (since 2012), Virtus ETF Solutions LLC; Managing Principal (2012 to 2016) and Executive Vice President (2016 to 2019), ETF Distributors LLC; Managing Director (since 2012), Virtus ETF Advisers LLC; President and Chief Executive Officer (since 2013), ETFis Series Trust I; and President and Chief Executive Officer (since 2015), Virtus ETF Trust II.	10	None

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Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
OTHER EXECUTIVE OFFICERS
Timothy Branigan Year of Birth: 1976	Fund Chief Compliance Officer Deputy Fund Chief Compliance Officer Assistant Chief Compliance Officer	Since 2022 February 2022 to June 2022 2020 to 2022	Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.	N/A	N/A
Daphne Chisolm Year of Birth: 1969	Chief Legal Officer and Secretary	Since May 2023	Vice President and Senior Counsel (since 2023), Virtus Investment Partners, Inc.; Attorney at Law engaged in private practice as a solo practitioner (2018 to 2023); and various officer positions (since 2023) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.	N/A	N/A
Brinton W. Frith Year of Birth: 1969	Treasurer and Chief Financial Officer	Since Inception	President (since 2013), Virtus ETF Advisers LLC; Vice President (since 2016) and Managing Director (since 2013), Virtus ETF Solutions LLC; Treasurer and Chief Financial Officer (since 2013), ETFis Series Trust I; and Treasurer and Chief Financial Officer (since 2015), Virtus ETF Trust II.	N/A	N/A
Julia Short Year of Birth: 1972	Senior Vice President	Since 2022	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).	N/A	N/A
Richard W. Smirl Year of Birth: 1967	Executive Vice President	Since 2022	Chief Operating Officer (since 2021); Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.	N/A	N/A

*	As of the date of this SAI, the Fund Complex consisted of the Trust, which consisted of 10 portfolios — InfraCap MLP ETF, InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, Virtus Reaves Utilities ETF, and Virtus WMC International Dividend ETF — and Virtus ETF Trust II, which consisted of ten portfolios — Virtus Duff & Phelps Clean Energy ETF, Virtus Newfleet ABS/MBS ETF, Virtus Newfleet Short Duration High Yield Bond ETF, Virtus Newfleet Short Duration Core Plus Bond ETF, Virtus Seix Senior Loan ETF, Virtus Terranova U.S. Quality Momentum ETF, Virtus Stone Harbor Emerging Markets High Yield Bond ETF, Virtus AlphaSimplex Managed Futures ETF, Virtus KAR Mid-Cap ETF, and Virtus SEIX AAA Private Credit CLO ETF.

**	Mr. Smalley is an Interested Trustee because he is an employee of the Adviser.

Board Structure. The Trust’s Board includes three Independent Trustees and one Interested Trustee, Mr. Smalley, who is Chairman of the Board. Each Trustee serves an indefinite term, until a successor is elected, qualified and serving as a Trustee. The Board has not appointed an Independent Trustee to serve as lead Independent Trustee. The Board believes this structure is appropriate because, among other things, the Board’s current small size and the small number of funds in the Trust permit Trust management to communicate with each Independent Trustee as and when needed, and permit each Independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function. The Board may consider appointing an independent Chairman or a lead Independent Trustee in the future, particularly if the Board’s size or the Trust’s complexity materially increases.

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With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and the Fund. During these meetings, the Board receives reports from the Adviser, the Trust’s sub-advisers, Trust management, the Fund’s administrator, transfer agent and distributor, and the Trust’s Chief Compliance Officer (the “CCO”), on regular quarterly items and, where appropriate and as needed, on specific issues. As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the CCO to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee and a Nominating Committee (discussed in more detail below). Each Committee is comprised entirely of Independent Trustees. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Qualification of Trustees. The Board has considered each Trustee’s experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board. In this regard, the Board has considered the following specific experience, qualifications, attributes and/or skills for each Trustee:

James A. Simpson	Mr. Simpson has experience as an independent trustee for other ETFs and as President of ETP Resources, a financial information services company that provides detailed reference data on U.S.-listed exchange-traded products. He also has experience working for financial institutions and securities exchanges and has consulted with respect to the development of exchange-traded products.
Robert S. Tull, Jr.	Mr. Tull has experience as an independent trustee for other ETFs and as a consultant to financial companies and as chief operating officer to financial services companies. Mr. Tull has also assisted with the development of exchange-traded products.
Myles J. Edwards	Mr. Edwards has experience as general counsel, chief compliance officer and chief operating officer of SEC registered investment advisers, hedge funds and FINRA member broker-dealers.
William J. Smalley	Mr. Smalley has experience in the financial industry, including the development of exchange-traded products, and is a founder of the Adviser and the Distributor.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Trustee Standing Committees. The Board has established the following standing committees:

Audit Committee: The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements and interacts with the Fund’s independent auditors on behalf of the Board. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met five times during the past fiscal year.

Nominating Committee: The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects and appoints Independent Trustees to fill vacancies on the Board and to stand for election at appropriate meetings of the shareholders of the Trust. The Nominating Committee meets only as necessary. The Nominating Committee did not meet during the past fiscal year. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.

Beneficial Ownership of Shares of the Fund. The table below shows, for each Trustee, the value of shares of the Fund beneficially owned, and the aggregate value of investments in shares of all funds in the Fund complex, as of December 31, 2024, and stated as one of the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Family of Investment Companies
James A. Simpson	B	C
Robert S. Tull, Jr.	A	A
Myles J. Edwards	A	C
William J. Smalley	A	E

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Ownership In Fund Affiliates. As of December 31, 2024, none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of the Adviser, the Sub-Adviser, the Fund’s principal underwriter or any affiliate of the Adviser, the Sub-Adviser or the principal underwriter.

Compensation. Officers of the Trust and the Trustees who are interested persons of the Trust or the Adviser receive no salary from the Trust. Each Independent Trustee receives $50,000 per year for the entire Fund Complex and the Audit Committee chair receives an additional $5,000 per year for the entire Fund Complex. The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance at Board or committee meetings. Unless otherwise noted, the Trustees received the following compensation for the fiscal year ended October 31, 2024:

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Trustees*
INDEPENDENT TRUSTEES
James A. Simpson	$3,265	None	None	$55,000
Robert S. Tull, Jr.	$2,960	None	None	$50,000
Myles J. Edwards	$2,960	None	None	$50,000
INTERESTED TRUSTEE
William J. Smalley	None	None	None	None

*For the calendar year ended December 31, 2024.

CODES OF ETHICS. The Trust, the Adviser, the Sub-Adviser and the Fund’s principal underwriter have each adopted a code of ethics, as required by Rule 17j-1 under the 1940 Act, that is designed to prevent personnel of the Trust, the Adviser, the Sub-Adviser and the Fund’s principal underwriter subject to the codes from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to the codes). The codes of ethics permit personnel of the Trust, the Adviser, the Sub-Adviser and the principal underwriter subject to the codes to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions and pre-approval requirements. In addition, the codes of ethics of the Trust, the Adviser, the Sub-Adviser and the principal underwriter require that access persons of such entities report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics.

ANTI-MONEY LAUNDERING PROGRAM. The Trust has adopted an anti-money laundering (“AML”) program, as required by applicable law, that is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. The Trust’s AML Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Fund’s service providers are also responsible for monitoring aspects of the AML program. The AML program is subject to the continuing oversight of the Board.

PROXY VOTING POLICIES. The Trust has adopted a proxy voting and disclosure policy that delegates to the Fund’s proxy voting manager the authority to vote proxies for the Fund, subject to oversight of the Board. The Sub-Adviser serves as the proxy voting manager for the Fund. Copies of the Trust’s Proxy Voting Policy and Procedures and the Sub-Adviser’s Proxy Voting Policy and Procedures are included as Appendix A and Appendix B, respectively, to this SAI.

No later than August 31 of each year, the Trust files Form N-PX with the SEC. Form N-PX states how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30. The Fund’s proxy voting records, as set forth in its most recent Form N-PX filing, are available upon request, without charge, by calling the Fund at (866) 383-7636. This information is also available on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2025, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of the then outstanding shares in the Fund.

Although the Fund does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants, as of January 31,2025, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Fund is set forth in the table below:

Name & Address	Percentage
Charles Schwab & Co., Inc.	35.39%
2423 E Lincoln Drive
Phoenix, AZ 85016-1215

National Financial Services LLC	23.32%
499 Washington Blvd
Jersey City, NJ 07310

TD Ameritrade	6.12%
4700 Alliance Gateway Freeway Fort Worth, TX 76177

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MANAGEMENT SERVICES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management of the Fund.”

ADVISER. Virtus Investment Advisers, LLC (formerly known as Virtus Investment Advisers, Inc.) (“VIA” or the “Adviser”), located at One Financial Plaza, Hartford, Connecticut 06103, serves as the investment adviser to the Fund. VIA, an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business, acts as the investment adviser for over 60 mutual funds. VIA has acted as an investment adviser for over 80 years. As of December 31, 2024, VIA had approximately $44.3 billion in assets under management.

The Adviser has overall responsibility for the general management and administration of the Trust, pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”). The Advisory Agreement is effective for an initial two-year period and will remain in effect thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Independent Trustees. The Advisory Agreement is terminable without penalty on 60 days’ notice by the Board or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties; or from the reckless disregard of its duties and obligations under the Advisory Agreement.

The Adviser has engaged the Sub-Adviser to manage the Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight and supervision of the Adviser and the Board, and will oversee the Sub-Adviser’s compliance with the terms and conditions of the SEC rule on which the Fund relies to operate as an ETF, as well as the Trust’s related policies and procedures.

Adviser Compensation. The Adviser is entitled to receive a fee, payable monthly, at the annual rate of 0.80% of the Fund’s average daily net assets (the “Advisory Fee”). The Advisory Fee is structured as a “unified fee.” The Adviser has delegated to the Sub-Adviser the obligation to pay all of the ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Advisory Fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund. For the fiscal years ending October 31, 2022, October 31, 2023, and October 31, 2024, the Fund paid the Adviser $4,245,102 $4,383,815, and $7,653,469, respectively.

SUB-ADVISER. The Fund’s sub-adviser is Infrastructure Capital Advisors, LLC, located at 1325 Avenue of the Americas, 28th Floor, New York, NY, 10019. The Sub-Adviser serves in that capacity pursuant to a sub-advisory contract (the “Sub-Advisory Agreement”) with the Adviser and the Trust on behalf of the Fund as approved by the Board. The Sub-Adviser makes day-to-day investment decisions for the Fund and selects broker-dealers for executing portfolio transactions, subject to the Sub-Adviser’s best execution obligations and the Trust’s and the Sub-Adviser’s brokerage policies. The Adviser, however, will continue to have overall responsibility for the management and investment of the assets and responsibility for all advisory services furnished by the Sub-Adviser, and will supervise the Sub-Adviser in the performance of its duties for the Fund pursuant to written policies and procedures designed to prevent violations of applicable laws and regulations, Board procedures, and the provisions of the Fund’s prospectus and SAI, as supplemented from time to time.

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The Sub-Adviser was organized as a New York limited liability company in January 2012. The Sub-Adviser has served as the sub-adviser of the Fund since the inception of the Fund’s operations. The Sub-Adviser is controlled by Jay D. Hatfield, its co-founder and president. Mr. Hatfield has been managing investments for clients, including private investment funds and another ETF, since 2001. As of December 31, 2024, the Sub-Adviser had approximately $2.45 billion in assets under management.

Sub-Adviser Compensation. The Adviser pays the Sub-Adviser out of the Advisory Fee it receives from the Fund. The Adviser retains a portion of the Advisory Fee equal to an annualized rate of 0.14% of the Fund’s average daily net assets, and the remainder of the Advisory Fee is paid by the Adviser to the Sub-Adviser as full compensation for its services.

PORTFOLIO MANAGERS.

Ownership of Fund Shares. The table below shows, for each portfolio manager, the value of shares of the Fund beneficially owned, as of October 31, 2024, and stated as one of the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; E $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Jay D. Hatfield	G
Andrew Meleney	A

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts. The shows the number of, and total assets in, such other accounts as of October 31, 2024. Unless otherwise indicated, none of these accounts has an advisory fee based on the performance of the account.

Name	Registered Investment Companies		Other Pooled Investment Vehicles *		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jay D. Hatfield	5	$2,426,900,000	1	$12,100,000	5	$11,000,000
Andrew Meleney[1]	4	$2,385,000,000	0	$0	0	$0

* Advisory fee is based on the performance of the accounts.

1 Mr. Meleney became a portfolio manager for the Fund on February 28, 2024.

Material Conflicts of Interest. Because each of the portfolio managers may at times manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. The portfolio managers may manage portfolios having substantially the same investment style as the Fund. However, the portfolios managed by the portfolio managers may not have portfolio compositions identical to those of the Fund due, for example, to specific investment limitations or guidelines present in some portfolios or accounts but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The portfolio managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, the portfolio managers may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios may have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. In addition, current trading practices would not allow the Sub-Adviser to intentionally favor one portfolio over another as trades are executed as trade orders are received.

Compensation. The portfolio managers are compensated by the Sub-Adviser and do not receive any compensation directly from the Fund or the Adviser. Mr. Hatfield, as an owner of the Sub-Adviser, is thus entitled to profits related to his ownership. Since profits are expected to increase as assets increase, Mr. Hatfield is expected to receive increased profits as an owner of the Sub-Adviser as assets of the Fund increase. Messrs. Ryan and Meleney receive compensation in the form of a base salary that is determined by the advisory fee revenue generated by the Sub-Adviser’s assets under management. Thus, Messrs. Ryan's and Meleney's compensation is aligned with the interests of the Sub-Adviser’s clients, including the Fund and its investors. Messrs. Ryan and Meleney may also earn a bonus each year based on the profitability of the Sub-Adviser.

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OTHER SERVICE PROVIDERS

ADMINISTRATOR. Under the Administrative Services Agreement, Virtus ETF Solutions LLC (the “Administrator”) serves as the operational administrator of the Trust. The Administrator’s address is 31 West 52nd Street, 16th Floor, New York, NY 10019. Under the Administrative Services Agreement, the Administrator supervises the overall administration of the Trust and the Fund including, among other responsibilities, the coordination and day-to-day oversight of the Fund’s operations, the service providers’ communications with the Fund and each other and assistance with Trust, Board and contractual matters related to the Fund and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust. The Administrator will be indemnified in connection with or arising out of performance of its obligations and duties under this Agreement, except for losses resulting from the willful malfeasance, bad faith or gross negligence of Administrator in the performance of such obligations and duties. The Sub-Adviser pays the Administrator out of the Sub-Adviser’s advisory fee pursuant to the Adviser’s unified fee arrangement with the Fund. The Sub-Adviser paid the Administrator fees equal to $159,187, $164,393, and $287,005, for the fiscal years ended, October 31, 2022, October 31, 2023, and October 31, 2024, respectively.

ACCOUNTING, CUSTODIAN AND TRANSFER AGENT. Under the Fund Administration and Accounting Agreement (the “Accounting Services Agreement”), The Bank of New York Mellon (“BNY” or the “Accounting Services Administrator”) serves as accounting administrator for the Fund. BNY’s principal address is 240 Greenwich Street, New York, NY 10286. Under the Accounting Services Agreement, BNYprovides necessary administrative, legal, tax, accounting services and financial reporting for the maintenance and operations of the Trust and the Fund. In addition, BNYmakes available the office space, equipment, personnel and facilities required to provide such services.

BNY provides accounting and administration services to the Trust, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund. The Sub-Adviser pays the Accounting Services Administrator out of the Sub-Adviser’s advisory fee pursuant to the Adviser’s unified fee arrangement with the Fund. The Sub-Adviser paid BNY Mellon fees for accounting and administration services equal to $203,264, $236,355, and $399,629, for the fiscal years ended October 31, 2022, October 31, 2023, and October 31, 2024, respectively.

BNY serves as custodian of the Fund’s assets (the “Custodian”). The Custodian has agreed to (1) make receipts and disbursements of money on behalf of the Fund; (2) collect and receive all income and other payments and distributions on account of the Fund’s portfolio investments; (3) respond to correspondence from Fund shareholders and others relating to its duties; and (4) make periodic reports to the Fund concerning the Fund’s operations. The Custodian does not exercise any supervisory function over the purchase and sale of securities.

BNY serves as transfer agent and dividend paying agent for the Fund (the “Transfer Agent”). The Transfer Agent has agreed to (1) issue and redeem Shares of the Fund; (2) make dividend and other distributions to shareholders of the Fund; (3) respond to correspondence by Fund shareholders and others relating to its duties; (4) maintain shareholder accounts; and (5) make periodic reports to the Fund.

BNY is the principal operating subsidiary of The Bank of New York Mellon Corporation.

DISTRIBUTOR. VP Distributors, LLC (the “Distributor”) is located at One Financial Plaza, Hartford, CT 06103. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Purchase and Redemption of Creation Units.” The Distributor also acts as an agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. If implemented, the Rule 12b-1 plan is reasonably likely to benefit the Fund and its shareholders by, among other things, increasing advertising of the Fund, encouraging purchases of Shares and services to its shareholders, and increasing or maintaining assets of the Fund so that certain fixed expenses may be spread over a broader asset base, with a positive impact on per share expense ratios. No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Under the Distribution and Service Plan, and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

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PAYMENTS TO FINANCIAL INTERMEDIARIES. The Adviser, the Sub-Adviser or their respective affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. Additionally, the Adviser, the Sub-Adviser or their respective affiliates may pay, out of their own resources, amounts to financial intermediaries for assistance with communication, distribution of materials and other services for their clients that are shareholders of the Fund, or for other services in connection with the organization or operation of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Board has selected the firm of PricewaterhouseCoopers LLP, located at Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103, to serve as the independent registered public accounting firm for the Fund for the current fiscal year, to audit the annual financial statements of the Fund and to sign as Paid Preparer the federal and state tax returns, as well as apply procedures to the required distribution calculation for federal excise tax purposes. Such firm will audit the financial statements of the Fund at least once each year. A copy of the most recent annual report containing the audit report will accompany this SAI whenever a shareholder or a prospective investor requests it.

LEGAL COUNSEL. Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, PA 19103, serves as legal counsel to the Trust and the Independent Trustees.

SECURITIES LENDING

Subject to certain investment restrictions, the Fund may, subject to the Trustees’ and Trust Treasurer’s approval, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities that will increase the current income of the Fund lending its securities.

The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the Fund is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. The Fund may pay reasonable fees to persons unaffiliated with the Trust for services in arranging such loans.

Even though securities lending usually does not impose market risks on the lending Fund, as with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. In addition, the value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that the Fund must rely on the collateral to recover the value of the securities. Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, the Fund could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending Fund.

The Fund will not lend securities having a value in excess of 33 1/3% of its assets, including collateral received for loaned securities (valued at the time of any loan).

During the fiscal year ended October 31, 2024, the Fund did not engage in securities lending.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board and the Adviser, the Sub-Adviser is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Fund. The Sub-Adviser will manage the Fund’s portfolio in accordance with the terms of the Sub-Advisory Agreement by and among the Trust on behalf of the Fund, the Sub-Adviser and the Adviser. The Sub-Adviser serves as investment adviser for a number of client accounts, in addition to the Fund.

BROKERAGE SELECTION. The Fund has adopted, and the Board has approved, policies and procedures relating to the direction of portfolio securities transactions to brokers. In accordance with these policies and procedures, in selecting brokers to be used in portfolio transactions, the Sub-Adviser’s general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Sub-Adviser considers a number of factors, including, without limitation, the size of the order, the difficulty of execution, the efficiency of the facilities of the executing broker-dealer (including research services), any risk assumed by an executing broker-dealer and other factors that may be unique to a particular order. Recognizing the value of these judgmental factors, the Sub-Adviser may select brokers that charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade. The Sub-Adviser may not give consideration to sales of Shares of the Fund as a factor in selecting brokers to execute portfolio transactions. The Sub-Adviser may, however, place portfolio transactions with brokers that are affiliated with the Adviser or the Sub-Adviser or that promote or sell the Shares, so long as such transactions are done in accordance with the policies and procedures established by the Board that are designed to ensure that the selection is consistent with the Sub-Adviser’s obligation to seek best execution and not based upon the broker’s sales efforts.

Under Section 28(e) of the Exchange Act and the Sub-Advisory Agreement, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers that provide the Sub-Adviser with brokerage, research, analysis, advice and similar services, and the Sub-Adviser may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Sub-Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and the other clients of the Sub-Adviser and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and the other clients of the Sub-Adviser over the long-term. The research received by the Sub-Adviser may include, without limitation: information on the United States and other world economies; information on specific industries, sectors, groups of securities, individual companies, and political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Sub-Adviser to determine and track investment results; and trading systems that allow the Sub-Adviser to interface electronically with brokerage firms, custodians and other providers. Research may be received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases. In some instances, research products or services received by the Sub-Adviser may also be used by the Sub-Adviser for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Sub-Adviser will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Sub-Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Sub-Adviser in connection with advisory clients other than the Fund, and not all such services may be useful to the Sub-Adviser in connection with the Fund. Although such information may be a useful supplement to the Sub-Adviser’s own investment research in rendering services to the Fund, the value of such research and services is not expected to materially reduce the expenses of the Sub-Adviser in the performance of its services under the Sub-Advisory Agreement and will not reduce the advisory fees payable by the Fund.

The Fund may invest in securities traded in the over-the-counter market. In these cases, the Fund may initiate trades through brokers on an agency basis and may pay a commission in connection with the transaction. The Fund may also effect these transactions by dealing directly with the dealers that make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions.

The Trust has adopted a policy governing the execution of aggregated advisory client orders (“bunching policy”) in an attempt to lower commission costs on a per-share and per-dollar basis. No Adviser or sub-adviser, as appropriate, shall aggregate transactions across its clients including the Fund unless it believes in its best judgment that such aggregation is consistent with its duty to seek best execution for the Fund. The Adviser or sub-adviser shall document in writing how an aggregated order will be allocated among various client accounts (the “Allocation Order”). No advisory client participating in an aggregated order will be favored over the Fund; and each client that participates in an aggregated order is expected to participate at the average share price for all transactions executed in that security for such order on that day, with all transaction costs allocated pro rata based on each client’s participation in the order. If an aggregated order is filled in its entirety, the executed shares shall be allocated among the Adviser’s or sub-adviser’s clients in accordance with the Allocation Order. If the aggregated order is partially filled, the executed shares shall be allocated pro rata based on the Allocation Order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the Allocation Order if good reason for such different allocation is provided and approved in accordance with the Investment Adviser’s or sub-adviser’s policies and procedures adopted in accordance with this bunching policy.

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For the fiscal years ended October 31, 2022, October 31, 2023, and October 31, 2024, the Fund paid $47,540, $83,202, and $232,315, respectively, in brokerage commissions.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of Shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making investment decisions, and the Fund may engage in short-term trading to achieve its investment objectives. High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates. The Fund’s portfolio turnover rate is set forth in the prospectus, under “Portfolio Turnover” and “Financial Highlights.”

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DISCLOSURE OF PORTFOLIO HOLDINGS

PORTFOLIO DISCLOSURE POLICY. The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of Fund portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees and agents of the Fund. The Policy is designed to ensure that the disclosure of information about the Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of the Fund.

As an ETF, information about the Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of any order of the SEC applicable to the Fund, the regulations of the Exchange and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of the Fund’s anticipated portfolio holdings as of the next Business Day (as defined below). This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Exchange, the National Securities Clearing Corporation (the “NSCC”) and/or third party service providers.

A “Business Day” with respect to the Fund is any day on which the Exchange is open for business. As of the date of this SAI, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Trust will disclose on the Fund’s website at the start of each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on the Business Day. Online disclosure of such holdings is publicly available at no charge. The website for the Fund is www.virtusetfs.com.

The Fund may also send a portion or all of this information to shareholders of the Fund and to investment company analysts and rating and trading entities. However, the Fund will not send this information to shareholders of the Fund or to analysts or rating and/or trading entities until such information is at least 30 days old or until one Business Day after the information has been posted to the Fund’s website.

The officers of the Trust, the Adviser and/or the Sub-Adviser may share non-public portfolio holdings information with the Fund’s service providers that require such information for legitimate business and Fund oversight purposes, such as the Fund’s operating administrator, fund accounting administrator, transfer agent, distributor, custodian, independent registered public accounting firm, and legal counsel as identified in the Fund’s Prospectus and this SAI, and Quality EDGAR Solutions (a financial EDGARizing, typesetting and printing firm). The Fund, the Adviser and/or the Sub-Adviser may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Fund’s service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential. Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

The Fund’s policies regarding disclosure of portfolio holdings are subject to the continuing oversight and direction of the Board. The Adviser, the Sub-Adviser and the Administrator are required to report to the Board any known disclosure of the Fund’s portfolio holdings to unauthorized third parties. The Fund has not entered (and does not currently intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.

The Fund is also required to make available to the public a complete schedule of its portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Fund’s fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at (888) 383-0553. The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-PORT, as applicable. The Fund’s Form N-CSR and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. The first and third quarter portfolio holdings reports will be filed with the SEC as an exhibit to the Fund’s reports on Form N-PORT, and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual reports, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

INDICATIVE INTRA-DAY VALUE

The Fund may determine to have the approximate value of its investments on a per-Share basis, the Indicative Intra-Day Value (“IIV”), disseminated by the Exchange every 15 seconds during hours of trading on the Exchange. Any disseminated IIV should not be viewed as a “real-time” update of NAV because the IIV, if disseminated would be calculated by an independent third party and may not be calculated in the exact same manner as NAV, which is computed once per day.

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Any IIV disseminated for the Fund will be calculated during hours of trading on the Exchange by dividing the “Estimated Fund Value” as of the time of the calculation by the total number of outstanding Shares. “Estimated Fund Value” is the sum of the estimated amount of cash held in the Fund’s portfolio, the estimated amount of accrued interest owing to the Fund and the estimated value of the securities held in the Fund’s portfolio, minus the estimated amount of the Fund’s liabilities. Any disseminated IIV will be calculated based on the same portfolio holdings disclosed on the Fund’s website. In determining the estimated value for each of the component securities, the IIV will use last sale, market prices or other methods that would be considered appropriate for pricing equity securities held by registered investment companies.

IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close, which could affect premiums and discounts between the IIV and the market price of the Fund’s Shares. Although the Trust would provide the information used to calculate the IIV, the Trust is not involved in the actual calculation of the IIV and is not responsible for the calculation or dissemination of the IIV. The Trust makes no warranty as to the accuracy of any disseminated IIV.

ADDITIONAL INFORMATION CONCERNING SHARES

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST. The Trust is a Delaware statutory trust and a registered investment company. The Trust was organized on September 20, 2012, and it has authorized capital of an unlimited number of Shares of beneficial interest of no par value, which may be issued in more than one class or series.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. If requested by shareholders of at least one-third of the outstanding shares of the Trust or any series thereof, the Trust will call a meeting of the shareholders of the Trust or the series, as applicable. Shareholders holding two-thirds of all Trust shares outstanding may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

All Shares will be freely transferable; provided, however, that Shares may not be redeemed individually, but only in Creation Units. The Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights, except that, if the Trust creates additional series, only shares of that series may be entitled to vote on a matter affecting that particular series. Trust shareholders are entitled to require the Trust to redeem Creation Units if such shareholders are Authorized Participants. The Declaration of Trust confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through splits or reverse splits, which would have no effect on the net assets of the Fund. If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, you may be required to liquidate or transfer your Shares at an inopportune time, and you may lose money on your investment.

In addition, the Declaration of Trust provides that, subject to the Delaware Act, a shareholder may bring a derivative action on behalf of the Trust or any of its series only if certain conditions are met. Those conditions include, in summary: (i) each complaining shareholder was a shareholder of the series on behalf of which the action is proposed to be brought at the time of the action or acquired the shares afterwards by operation of law from a person who was a shareholder at that time; (ii) each complaining shareholder was a shareholder of the affected series at the time the pre-suit demand (as defined below) was made; (iii) the complaining shareholders must have made a written demand prior to the commencement of the derivative action upon the Trustees requesting that the Trustees file the action on behalf of the affected series (the “pre-suit demand”); (iv) shareholders owning shares representing at least ten percent (10%) of the voting power of the affected series must join in initiating the derivative action; and (v) a copy of the proposed derivative complaint must be served on the Trust. The derivative action provisions summarized above will not apply to claims brought under the federal securities laws to the extent that any such federal laws, rules or regulations do not permit such application.

BOOK ENTRY ONLY SYSTEM.  DTC acts as securities depository for the Fund’s Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of which (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, LLC and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

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Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust will inquire of each DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust will provide each DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by the DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust will pay to each DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions will be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, will credit immediately with respect to the DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners with respect to the Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between the DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust will take action to find a replacement for DTC to perform its functions at a comparable cost. The DTC Participants’ rules and policies are made publicly available through DTC’s website at: www.dtcc.com.

PURCHASE AND REDEMPTION OF CREATION UNITS

CREATION. The Trust issues and sells Shares of the Fund only in Creation Units on a continuous basis through the Distributor, at their NAV next determined after receipt, on any Business Day, for an order received in proper form.

Fund Deposit. Under normal circumstances, the consideration for purchase of a Creation Unit of the Fund generally consists of (i) all cash or (ii) an in-kind deposit of Deposit Securities for each Creation Unit constituting a substantial replication, or a representation, of the securities included in the Fund’s portfolio and a Cash Component computed as described below, plus, in either case, a creation transaction fee as described below in the section entitled “Creation Transaction Fee.” The all cash basket or, together, the Deposit Securities and the Cash Component, as applicable, constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is comprised of a “Balancing Amount” as well as any cash in lieu of securities (as described below). The Balancing Amount is equal to the difference between the NAV of the Shares (per Creation Unit) and the market value of the Deposit Securities. If the Balancing Amount is a positive number (i.e., the NAV attributable to a Creation Unit exceeds the market value of the Deposit Securities), the Balancing Amount will be such positive amount. If the Balancing Amount is a negative number (i.e., the NAV attributable to a Creation Unit is less than the market value of the Deposit Securities), the Balancing Amount will be such negative amount, and the creator will be entitled to receive cash from the Fund in an amount equal to the Balancing Amount. The Balancing Amount serves the function of compensating for any differences between the NAV attributable to a Creation Unit and the market value of the Deposit Securities.

The Cash Component will generally include cash in lieu of securities: (1) in the case of bonds, for minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (2) for minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots (i.e., the standard unit of trading in that particular type of security in its primary market); or (3) if, on a given Business Day, the Fund requires all Authorized Participants purchasing or redeeming Creation Units on that day to deposit or receive (as applicable) cash in lieu of certain portfolio holdings solely because: (i) such portfolio holdings are not eligible for transfer either through the NSCC or the DTC; (ii) if the Fund holds non-U.S. securities, such non-U.S. securities are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (iii) “To Be Announced” (“TBA”) transactions, short positions, derivatives and other positions that cannot be transferred in kind (including instruments that can be transferred in kind only with the consent of the original counterparty to the extent the Fund does not seek such consents).

The Fund, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of Shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

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The identity and number of Shares of the Deposit Securities required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events, as applicable, are reflected from time to time by the Sub-Adviser with a view to the investment objective of the Fund. In addition, the Trust reserves the right to (i) utilize an all cash basket (if otherwise transacting in kind); (ii) permit or require a cash in lieu amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery, that may not be eligible for trading by an Authorized Participant or the investor for which it is acting, or that is a non-U.S. holding, which, if transferred, would result in unfavorable tax treatment to the recipient of such Deposit Security; (iii) utilize a secondary basket that differs from the initial creation basket used in transactions on that same Business Day; or (iv) utilize a non-representative basket that consists of a selection of instruments that are already included in the Fund’s portfolio holdings.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of the Fund Deposit, the Fund, through NSCC, also makes available on each Business Day the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

Procedures for Creation of Creation Units. To be eligible to place orders to create a Creation Unit of the Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of NSCC (the “Clearing Process”) or a clearing agency that is registered with the SEC, or (ii) a DTC Participant (see “Book Entry Only System”) and, in each case, must have executed an agreement with the Trust, the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units (“Participant Agreement”). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the Fund. All Shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed for one or more Creation Unit size aggregations of Shares. All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than 3:00 p.m. Eastern time (“Order Cut-Off Time”), in each case on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement (see “Placement of Creation Orders Using the Clearing Process” and “Placement of Creation Orders Outside the Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of the Fund will be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Fund will need to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Order Cut-Off Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal of the Deposit Securities by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating the transfer of Deposit Securities and the Cash Component.

Placement of Creation Orders Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Transfer Agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Order Cut-Off Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

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Placement of Creation Orders Outside the Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant that wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. A Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination will be final and binding. Cash equal to the Cash Component must be transferred directly to the Trust through the Federal Reserve wire system in a timely manner so as to be received by the Trust no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Order Cut-Off Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Trust does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units of the Fund so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order will be deemed to be received on the Business Day on which the order is placed, provided that the order is placed in proper form prior to the Order Cut-Off Time on such date and federal funds in the appropriate amount are deposited with the Trust by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by the Order Cut-Off Time, or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor will be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash will be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily mark-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the second Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Trust or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of the Fund so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units. The Trust reserves the right to reject a creation order transmitted to it by the Distributor in respect of the Fund for any legally permissible reason if (a) the Trust determines that the order is not in proper form; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Trust, as described above; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) as a result of circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, facsimile or computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC or any other participant in the creation process; and similar extraordinary events. The Distributor will notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor will any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered will be determined by the Trust, and the Trust’s determination will be final and binding.

Creation Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a minimum creation transaction fee, assessed per transaction, as follows:

Fund Name	Creation Transaction Fee
Virtus InfraCap U.S. Preferred Stock ETF (Ticker: PFFA)	$600

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From time to time and for such periods as the Adviser may deem appropriate, the Adviser may increase, decrease or otherwise modify the transaction fee for the purchase of Shares, to an amount that, in its judgment, is necessary or appropriate to recoup for the Fund the costs it may incur as a result of such purchases, or to otherwise eliminate or reduce so far as practicable any dilution of the value of the Shares, not to exceed the maximum amount approved by the Board. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

REDEMPTION. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor and the Fund and only on a Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Trust, through NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the Deposit Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. The Fund may, in its sole discretion, provide such redeemer a basket of cash and/or securities which differs from the exact composition of the Deposit Securities but does not differ in NAV. Deposit Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

The composition of any redemption proceeds will normally be the same as the composition of the Fund Deposit, as described above, less a redemption transaction fee as described below in the section entitled “Redemption Transaction Fee.” The identity and number of Shares of the Deposit Securities required for redemptions changes as rebalancing adjustments and corporate action events, as applicable, are reflected from time to time by the Sub-Adviser with a view to the investment objective of the Fund. In addition, the Trust reserves the right to (i) utilize an all cash basket (if otherwise transacting in kind); (ii) permit or require a cash in lieu amount to be added to the Cash Component to replace any Deposit Security that may not be eligible for trading by an Authorized Participant or the investor for which it is acting, or that is a non-U.S. holding, which, if transferred, would result in unfavorable tax treatment to the recipient of such Deposit Security; (iii) utilize a secondary basket that differs from the initial redemption basket used in transactions on that same Business Day; or (iv) utilize a non-representative basket that consists of a selection of instruments that are already included in the Fund’s portfolio holdings.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Trust not later than the Order Cut-Off Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after the Order Cut-Off Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Deposit Securities and the Cash Component will be transferred by the second Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant that wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Trust not later than the Order Cut-Off Time on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of Shares of the Fund and the Cash Component specified in such order, which delivery must be made through DTC to the Trust not later than 11:00 a.m. and 2:00 p.m., respectively, Eastern time, on the next Business Day following such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Deposit Securities, which are expected to be delivered within two Business Days, and the Cash Component to the Authorized Participant on behalf of the redeeming Beneficial Owner by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

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The calculation of the value of the Deposit Securities and the Cash Component to be delivered upon redemption will be made by the Trust according to the procedures set forth under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Trust by a DTC Participant not later than the Order Cut-Off Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Deposit Securities and the Cash Component to be delivered will be determined by the Trust on such Transmittal Date. In the event that the requisite number of Shares of the Fund are not delivered to the Custodian prior to the DTC Cut-Off-Time, the Trust may deliver the Deposit Securities notwithstanding such deficiency in reliance on the undertaking of the Authorized Participant to deliver the missing Shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery, prior to the DTC Cut-Off-Time, and subsequent maintenance of collateral consisting of cash having a value at least equal to 115% of the value of the missing Shares (the “Cash Collateral”). If, however, a redemption order is submitted to the Trust by a DTC Participant not later than the Order Cut-Off Time on the Transmittal Date but either (1) the requisite number of Shares of the Fund (including any Cash Collateral) are not delivered by the DTC Cut-Off-Time as described above or (2) the redemption order is not submitted in proper form, then the redemption order may be deemed to be rejected and the investor will be liable to the Trust for losses, if any, resulting therefrom. In such case, the value of the Deposit Securities and the Cash Component to be delivered will be computed on the Business Day that such order is received in good order by the Trust, i.e., the Business Day on which the Shares of the Fund (including any Cash Collateral) are delivered through DTC to the Trust by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Deposit Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Deposit Securities).

Redemptions of Shares for Deposit Securities will be subject to compliance with applicable federal and state securities laws, and the Trust (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the offering and sale of the Deposit Securities under such laws. An Authorized Participant or an investor for which it is acting that is subject to a legal restriction with respect to a particular security included in the Deposit Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Shares’ NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Redemption Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a minimum redemption transaction fee, assessed per transaction as follows:

Fund Name	Redemption Transaction Fee
Virtus InfraCap U.S. Preferred Stock ETF (Ticker: PFFA)	$600

Where Shares are redeemed for cash, the redemption transaction fee will be deducted from such redemption proceeds. From time to time and for such periods as the Adviser may deem appropriate, the Adviser may increase, decrease or otherwise modify the transaction fee for the redemption of Shares, to an amount that, in its judgment, is necessary or appropriate to recoup for the Fund the costs it may incur as a result of such redemptions, or to otherwise eliminate or reduce so far as practicable any dilution of the value of the Shares, not to exceed the maximum amount approved by the Board. The redemption transaction fee will be limited in accordance with requirements of the SEC applicable to management investment companies offering redeemable securities (currently 2% of the value of the Shares redeemed). Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

SECURITIES SETTLEMENTS FOR REDEMPTIONS

The Trust generally intends to pay for redemptions of Creation Units on a basis of “T” (i.e., trade date) plus two business days. The Trust may pay for redemptions of Creation Units on a basis other than T plus two in order to accommodate holiday schedules, to account for treatment by U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. In addition to holidays, other unforeseeable closings in a market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in securities delivery practices, could affect the information set forth herein at some time in the future and longer (worse) redemption periods are possible.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

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For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Investing in the Fund – Determination of Net Asset Value.”

The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined as of the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern time) on each day that the Exchange is open. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures approved by, and under the direction of, the Board. In determining the value of the Fund’s assets, equity securities are generally valued at market using quotations from the primary market in which they are traded. Debt securities (other than short-term investments) are valued on the basis of broker quotes or valuations provided by a pricing service, which in determining value utilizes information regarding recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the NAV. The Fund normally uses third party pricing services to obtain portfolio security prices.

The Board has designated the Adviser to serve as its valuation designee, pursuant to Rule 2a-5 under the Investment Company Act of 1940 (“1940 Act”), to perform the fair value determinations relating to any or all Fund investments. Accordingly, securities and assets for which market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued by the Adviser at fair value as determined in good faith under policies approved by the Board. Fair value pricing may be used in a variety of circumstances, including but not limited to, situations when the value of the portfolio security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. In addition, the Adviser may fair value foreign equity portfolio securities each day the Trust calculates the Fund’s NAV. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a portfolio security will be materially different than the value that could be realized upon the sale of such security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income are expected to be declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Fund, net of expenses of the Fund, as if the Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

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Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a “regulated investment company” (a “RIC”) or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Shares through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

TAXATION

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxes” section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

The Fund is a Separate Corporation. The Fund is treated as a separate corporation for federal income tax purposes. Losses in one Fund do not offset gains in another Fund and the requirements (other than certain organizational requirements) for qualifying for regulated investment company status as described below are determined at the Fund level rather than the Trust level.

Election to be Taxed as a Regulated Investment Company. The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

●	Distribution Requirement —the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

●	Income Requirement —the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

●	Asset Diversification Test —the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

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In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio Turnover. For investors that hold their Fund Shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions - Distributions of Capital Gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See, “Non-U.S. Investors – Capital Gain Dividends” and “–Interest-Related Dividends and Short-Term Capital Gain Dividends” below.

Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year lookback period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions—Distributions of capital gains” below). A “qualified late year loss” includes:

(i)	any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

(ii)	the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

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Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.

Federal Excise Tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Purchase of Shares. As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Sections 351 and 362 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Taxation of Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund (or of another fund). You will receive information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. See the discussion below under the headings, “–Qualified Dividend Income for Individuals” and “– Dividends-Received Deduction for Corporations.”

Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your Shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his Shares; any excess will be treated as gain from the sale of his Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund Shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”).

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Qualified Dividend Income for Individuals. Ordinary income dividends reported by the Fund as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund Shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the Shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund Shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your Shares may also be reduced or eliminated. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Qualified REIT dividends. Under 2017 legislation commonly known as the “Tax Cuts and Jobs Act”, “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Fund may choose to pass through the special character of “qualified REIT dividends”. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the shareholder meets certain holding period requirements for its shares in the RIC (i.e., generally, RIC shares must be held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend).

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Dividends Declared in October, November or December and Paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare Tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Fund Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

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Sales of Fund Shares

Sales of Fund Shares are taxable transactions for federal and state income tax purposes. If you sell your Fund Shares, the IRS requires you to report any gain or loss on your sale. If you held your Shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your Shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant’s aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming such Creation Units are held as a capital asset.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Tax Basis Information. A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of cost basis and available elections for your account. Wash Sales. All or a portion of any loss that you realize on a sale of your Fund Shares will be disallowed to the extent that you buy other Shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your Share sale. Any loss disallowed under these rules will be added to your tax basis in the new Shares. Sales at a Loss Within Six Months of Purchase. Any loss incurred on a sale of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares.

Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund. This section should be read in conjunction with the discussion above under “Investment Strategies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In General. In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by the Fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

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The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid the Fund-level tax.

Certain of the Fund’s investments in derivatives and the fund’s hedging activities, may produce a difference between its book income and its taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the Shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn the Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits.

Investment in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by the Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. The Fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund — Foreign income tax.” Also, the Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the U.S., which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Securities Lending. While securities are loaned out by the Fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations.

Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

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Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

If an MLP is treated as a partnership for U.S. federal income tax purposes (whether or not a QPTP), all or portion of the dividends received by a fund from the MLP likely will be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, a fund likely will realize taxable income in excess of economic gain with respect to those MLP interests (or if the fund does not dispose of the MLP, the fund could realize taxable income in excess of cash flow with respect to the MLP in a later period), and the fund must take such income into account in determining whether the fund has satisfied its Distribution Requirement. A fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of a fund’s MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income. Therefore, to the extent a fund invests in MLPs, fund shareholders might receive greater amounts of distributions from the fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as PFICs or “regular” corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Fund.

Investments in Securities of Uncertain Tax Character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

By law, a portion of your taxable dividends and sales proceeds may be withheld unless you:

●	provide your correct social security or taxpayer identification number,

●	certify that this number is correct,

●	certify that you are not subject to backup withholding, and

●	certify that you are a U.S. person (including a U.S. resident alien).

Withholding is also imposed if the IRS requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

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Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In General. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund Shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Capital Gain Dividends. In general, capital gain dividends reported by the Fund as paid from its net long-term capital gains, other than long-term capital gains realized on the disposition of certain U.S. real property interests, are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends and short-term capital gain dividends. Generally, dividends reported by the Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund as paid from its net short-term capital gains, other than short-term capital gains realized on the disposition of certain U.S. real property interests , are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.

Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income Effectively Connected with a U.S. Trade or Business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of Shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest (“USRPI”) as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the Fund’s non-U.S. shareholders.

The Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and other U.S. real property holding corporations (“USRPHC”). If a RIC is a qualified investment entity and the non-U.S. shareholder owns more than 5% of a class of Fund Shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-U.S. shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at the corporate income tax rate, and requiring the non-U.S. shareholder to file a nonresident U.S. income tax return. In addition, even if the non-U.S. shareholder does not own more than 5% of a class of Fund Shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale of Fund Shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

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U.S. Estate Tax. Transfers by gift of Shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund Shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate, which permits the decedent’s property to be transferred without federal estate tax liability. The transfer certificate will identify the property (i.e., Fund Shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, an affidavit from an appropriate individual that states that the decedent’s U.S. situs assets are below this threshold amount may be sufficient to transfer the Fund Shares.

U.S. Tax Certification Rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, a 30% withholding tax is imposed on income dividends paid by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the United States and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the applicable withholding agent, which will, in turn, report information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

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OTHER INFORMATION

Shareholder inquiries may be made by writing to the Trust, c/o Virtus Investment Advisers, LLC, One Financial Plaza, Hartford, Connecticut 06103.

FINANCIAL STATEMENTS

The audited financial statements of the Fund, including the financial highlights pertaining thereto, and the report of PricewaterhouseCoopers LLP, which are contained in the Fund’s Form N-CSR   for the fiscal year ended October 31, 2024, are incorporated herein by reference and made a part of this SAI.

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APPENDIX A

TRUST PROXY VOTING POLICY AND
PROCEDURES

1. Purpose and Delegation. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by each series (individually, a “Fund” and collectively, the “Funds”) of ETFis Series Trust I and Virtus ETF Trust II (individually, a “Trust” and collectively, the “Trusts”). The board of Trustees of the Trust (the “Board”) believes that while typically each Fund’s Sub-Adviser is in the best position to make individual voting decisions for such Fund, there may also be times when the Board determines that the Adviser or another person or group of persons is in the best position to make such voting decisions (such person or group of persons, the “Proxy Voting Manager”). Therefore, subject to the oversight of the Board, each Fund’s Proxy Voting Manager is hereby delegated the duty to make proxy voting decisions for such Fund, and to implement and undertake such other duties as set forth in, and consistent with, these Policies and Procedures.

2. Definitions

(a) Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b) Proxy Voting Manager. Proxy Voting Manager, as used herein, refers to the Adviser, Sub-Adviser or other person(s) to which the duty to make proxy voting decisions for a Fund has been delegated. With respect to such Fund, the Proxy Voting Manager is responsible for supervising and implementing these Policies and Procedures.

3. Policy for Voting Proxies.

(a) Fiduciary Considerations. Voting authority must be exercised in a manner that is in the best interest of the shareholders of the Fund, and may include a determination that it is in the best interest of the shareholders of the Fund to refrain from exercising voting authority in certain circumstances. Any conflict of interest must be resolved in a manner that is in the best interest of the shareholders of the Fund.

(b) Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight. The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interest of the Fund’s shareholders.

(c) Routine Proposals. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) with respect to securities should generally be voted in favor of management.

(d) Non-Routine Proposals. Votes on non-routine matters and votes against a management’s recommendations with respect to securities are voted as determined by the Proxy Voting Manager to be in the best interest of the Fund’s shareholders.

(e) Investment Companies. The Proxy Voting Manager may determine that it is in the best interest of the shareholders of the Fund to vote the shares of an investment company in the same proportion as the vote of all other holders of such shares. The Proxy Voting Manager must keep records of this determination, including records indicating whether the Fund relies upon Section 12(d)(1)(F) of the Investment Company Act of 1940 (the “1940 Act”) or a particular order of the U.S. Securities and Exchange Commission (the “SEC”) to invest in other investment companies.

4. Conflicts of Interest. The Trust recognizes that under certain circumstances a Proxy Voting Manager may have a conflict of interest in voting proxies on behalf of a Fund. Such circumstances may include, but are not limited to, situations where a Proxy Voting Manager or one or more of its affiliates, including, without limitation, officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Proxy Voting Manager shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Proxy Voting Manager with respect to voting proxies on behalf of a Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Proxy Voting Manager’s business, and to bring any conflict of interest of which they become aware to the attention of the Proxy Voting Manager. The Proxy Voting Manager shall not vote proxies relating to such issuers on behalf of a Fund until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Proxy Voting Manager’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Voting Manager determines that a conflict of interest is not material, the Proxy Voting Manager may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Board and the Proxy Voting Manager shall follow the instructions of the Board or (ii) the Proxy Voting Manager shall vote the issue in question based upon the recommendation of an established, independent third party with qualifications to vote proxies so long as the Board has approved this course of action for the issue in question (if approval is requested at a time other than a regularly scheduled meeting of the Board, the Chief Compliance Officer of the Fund may approve this course of action for the issue in question and provide a report at the next regularly scheduled meeting of the Board). The Proxy Voting Manager shall keep a record of all materiality decisions and report them to the Board no less frequently than annually.

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5. Proxy Voting Procedures. Proxy voting will be conducted in compliance with the policies and practices described herein and is subject to the Proxy Voting Manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Each Proxy Voting Manager shall maintain records regarding the voting of proxies under these Policies and Procedures. The Trust acknowledges that certain of the Proxy Voting Managers to the various Funds have adopted voting policies and procedures for their clients that have been delivered to the Trust. To the extent that a Proxy Voting Manager has not adopted such policies and procedures, it shall adopt the policies and procedures provided herein as its own and shall otherwise vote all proxies in what it believes is the best interest of the Fund’s shareholders. To the extent that a Proxy Voting Manager’s policies and procedures are consistent with these Policies and Procedures, the Proxy Voting Manager may implement them with respect to voting proxies on behalf of each Fund managed by such Proxy Voting Manager. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supersede any comparable provisions of any Proxy Voting Manager’s policies and procedures.

6. Form N-PX. The Proxy Voting Manager shall gather, collate and present information relating to the proxy voting activities of itself and/or its delegate(s) in such format and medium as the Fund shall request in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act. A record of each proxy vote will be entered on Form N-PX. A copy of each Form N-PX will be signed by the President of the Trust. The Form is to be filed by August 31 each year. Each reporting period covered by the Form N-PX runs from July 1 to June 30. The Trust will disclose in its annual and semi-annual reports to shareholders and in its registration statement (in the SAI) filed with the SEC that the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge upon request at toll-free telephone number for the Fund) and is also available on the SEC’s website at www.sec.gov.

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APPENDIX B

SUB-ADVISER PROXY VOTING POLICY AND
PROCEDURES

INFRASTRUCTURE CAPITAL ADVISORS, LLC

PROXY-VOTING POLICY AND PROCEDURES

September 2024

Statement of Policy

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that these rights are properly and timely exercised.  The Adviser votes proxies in the best interest of its clients and in accordance with these policies and procedures.

Proxy-Voting Procedures

All proxies received by the Adviser are sent to the CCO or his designee, who (1) keeps a record of each proxy received, (2) determines which accounts managed by the Adviser hold the security to which the proxy relates, and (3) determines the date by which the Adviser must vote the proxy in order to allow adequate time for the completed proxy to be returned to the issuer.  Absent material conflicts, the portfolio managers determine how the Adviser should vote the proxy. To assist the Adviser in voting proxies in the best interest of its clients, the Adviser may utilize a proxy voting determination form which is updated from time-to-time as proxy voting rules and best practices change (i.e., say-on-pay votes).  The CCO or his designee is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner. The Adviser has adopted enhanced proxy voting procedures in response to recent proxy voting rules to ensure proxies are cast in the best interest of its clients.

Voting Guidelines

In the absence of specific voting guidelines from the client, the Adviser votes proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer.

Conflicts of Interest

The CCO seeks to identify any conflicts that exist between the interests of the Adviser and its clients. This examination includes a review of the relationship of the Adviser and its affiliates with the issuer of each security and any affiliates of the issuer to determine if the issuer is a client of the Adviser or an affiliate of the Adviser or has some other relationship with the Adviser or a client of the Adviser. If a material conflict exists, the CCO determines whether voting is in the best interests of the client and whether it is appropriate to disclose the conflict to affected clients.

Disclosure

The Adviser discloses in the Brochure that clients may contact the CCO by electronic mail or telephone to obtain information on how the Adviser voted proxies for the accounts of particular clients and to request a copy of this policy and these procedures. If a client requests this information, the CCO will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, the name of the issuer, the proposal voted upon, and how the Adviser voted the proxy.

As part of the Adviser’s preparation of form N-PX, the Adviser will review the accuracy of its proxy voting activities. In addition, if a fund managed by the Adviser has a web site, the Adviser will make make publicly available free of charge the information disclosed in the fund’s most recently filed report on Form N-PX.

Recordkeeping

The CCO maintains files relating to the proxy-voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following are included:

This policy and these procedures and any amendments thereto;

Each proxy statement that the Adviser receives, unless the Adviser has a third party retain the proxy statements, so long as the third party undertakes to provide a copy of a proxy statement promptly upon request;

A record of each vote that the Adviser casts;

A copy of any document that the Adviser created that was material to making a decision how to vote proxies or that memorializes that decision; and

A copy of each written client request for information on how the Adviser voted client proxies and a copy of any written response to any written or oral client request for information on how the Adviser voted client proxies.

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PROSPECTUS | February 28, 2025

Virtus LifeSci Biotech Products Etf
(Ticker: BBP)

Virtus LifeSci Biotech Clinical Trials Etf
(Ticker: BBC)

each a series of
ETFIS SERIES TRUST I

Each of the Virtus LifeSci Biotech Products ETF and the Virtus LifeSci Biotech Clinical Trials ETF (each a “Fund” and together the “Funds”) is an exchange-traded fund (“ETF”). Shares of each Fund are listed on NYSE Arca, Inc. (the “Exchange”) and trade at market prices. The market price for each Fund’s shares may be different from its net asset value per share.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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RISK/RETURN SUMMARY INFORMATION

VIRTUS LIFESCI BIOTECH PRODUCTS ETF

INVESTMENT OBJECTIVE

The Virtus LifeSci Biotech Products ETF (the “Products Fund”) seeks investment results that correspond, before fees and expenses, to the price and yield performance of the LifeSci Biotechnology Products Index (the “Products Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Products Fund (“Shares”). You may incur customary brokerage commissions, and may pay other fees to financial intermediaries, when buying or selling Shares of the Products Fund, which are not reflected in the table or example set forth below.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):

Management Fee[1]	0.79%
Total Annual Fund Operating Expenses	0.79%

(1)	The management fee is structured as a “unified fee,” out of which the Products Fund’s adviser pays all of the ordinary operating expenses of the Products Fund, except for the following expenses, each of which is paid by the Products Fund: the Products Fund’s management fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Products Fund.

Example.

This example is intended to help you compare the cost of investing in the Products Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Products Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Products Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$252	$439	$978

PORTFOLIO TURNOVER

The Products Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the annual Fund operating expenses or in the example, affect the Products Fund’s performance. During the fiscal year ended October 31, 2024, the Products Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Products Fund will invest not less than 80% of its assets in component securities of the Products Index. The Products Index seeks to track the performance of the common stock of U.S. exchange-listed biotechnology companies with at least one drug therapy approved by the U.S. Food and Drug Administration (“FDA”) for marketing. The Products Index is sponsored by LifeSci Index Partners, LLC (the “Index Provider”). The Index Provider utilizes a selection committee comprised of its employees (the “Index Committee”) that is responsible, pursuant to the rules included in the methodology for the Products Index, for making certain determinations for the Products Index, as more fully described below. The Index Committee utilizes various public data sources to make determinations, including, but not limited to, Securities and Exchange Commission (“SEC”) filings, public documents from the U.S. Food and Drug Administration (“FDA”), company press releases and official corporate websites.

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What is a Biotechnology Company? The Index Provider defines a biotechnology company as one whose primary business (i.e., the source of all or a majority of the company’s revenue) is the research and development and/or marketing and sale of novel drugs or other therapeutics used in the treatment of human diseases.

Excluded Companies. Pursuant to the methodology for the Products Index, the Index Committee must exclude from the Products Index companies that are not pure biotechnology companies because they are classified, based on publicly available information, within one of the following 12 distinct sub-industries of the Biotechnology subsector: Animal Health, Diversified Healthcare, Investment Management, Healthcare Services, Non-Healthcare, Large Pharmaceuticals, Specialty Pharmaceuticals, Medical Devices, Vaccines, Nutraceuticals, OTC Healthcare, or Tools (“Excluded Companies”). Companies with a primary product offering or product candidate (“lead drug”) still in preclinical testing or research stage, prior to entering into human clinical trials, are also excluded from the Products Index. The methodology for the Products Index requires the Index Committee to determine a company’s lead drug based on publicly available information. While other existing biotechnology index products may include many of the Excluded Companies, the Index Provider believes that by excluding them, the Products Index will more accurately capture the performance of traditional biotechnology companies.

The Products Index. To initially be considered for the Products Index, a security must have the following characteristics (“Initial Index Criteria”):

•Security: Common Stock

•Primary Exchange: United States

•Sector: Classified according to the Industry Classification Benchmark (ICB) as Pharmaceuticals and Biotechnology

•Market Capitalization: $500 million or more

•6-Month Average Daily Trading Volume: $2 million or more

•1-Month Average Daily Trading Volume: $1 million or more

•Seasoning Period of IPOs and New Issues: 3 months

•Corporate Activity: issuer may not currently be in bankruptcy proceedings or have entered into a definitive agreement or other arrangement which would likely result in the security no longer being eligible.

The Products Index then excludes each issuer meeting the Initial Index Criteria that is an Excluded Company. The methodology for the Products Index then requires the Index Provider to determine, based on publicly available information, the appropriate categorization of each of the remaining issuers based on the issuer’s lead drug:

•Product Stage: The lead drug of these companies has received FDA approval.

•Clinical Trial Stage: The lead drug of these companies is in a Phase 1, Phase 2 or Phase 3 clinical trial stage of development.

•Pre-Clinical Trial Stage: The lead drug of these companies is in its pre-clinical trial stage of development.

The methodology for the Products Index then requires the Index Provider to select for inclusion in the Products Index only the common stock of those remaining issuers with a lead drug determined to be in the Product Stage.

As of December 31, 2024, the Products Index contained the common stock of 62 components. The Index Provider reconstitutes the Products Index semi-annually, upon the open of the first trading days after June 15 and December 15 of each year, with equal weightings among all constituent securities. A security may be removed from the Products Index prior to a scheduled reconstitution if, for any consecutive 60-day period, the security’s market capitalization falls below $50 million and the security’s minimum 6-month average daily trading volume falls below $500,000, or if the security’s issuer has entered into a definitive merger or acquisition agreement or has filed for bankruptcy. The

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Products Fund is generally reconstituted and rebalanced in accordance with the Products Index. The Products Index is calculated and published daily by Indxx, LLC, which is not affiliated with the Products Fund, the Index Provider or Virtus Investment Advisers, LLC, the Products Fund’s investment adviser (the “Adviser” or “VIA”).

The Products Fund will not seek to “beat” the performance of the Products Index and will not seek temporary defensive measures when markets decline or appear overvalued. Instead, the Products Fund uses a “passive” or indexing investment approach to try to approximate the investment performance of the Products Index by investing in a portfolio of securities that generally replicates the Products Index; however, there may be times when the Products Fund does not hold every security in the Products Index. The Adviser expects that, over time, the correlation between the Products Fund’s performance, before fees and expenses, and that of the Products Index will be 95% or better. A figure of 100% would indicate perfect correlation.

Under normal market conditions, the Products Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of biotechnology companies. The Products Fund concentrates its investments (i.e., invests more than 25% of its total assets) in the securities of issuers engaged primarily in the biotechnology industry.

PRINCIPAL RISKS

An investment in the Products Fund is subject to investment risks; therefore, you may lose money by investing in the Products Fund. There can be no assurance that the Products Fund will be successful in meeting its investment objective. Generally, the Products Fund will be subject to the following principal risks:

Biotechnology Industry Risk. A fund concentrated in a single industry or sector, such as the biotechnology industry, is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Companies within the biotechnology industry are subject to significant governmental regulation, the need for governmental approvals, including, without limitation, FDA approval, typically rely heavily on their ability to obtain and enforce intellectual property rights and patents, tend to be more volatile than those of companies with larger capitalizations or markets generally, and can be significantly affected by technological change, obsolescence and competition, as well as product liability lawsuits and resulting high insurance costs.

Small and Medium Capitalization Companies Risk. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Fund.

Equal Weighting Risk. Equal weighting is a method of weighting index stocks whereby the same exposure is provided to both the smallest and largest companies included in the index. Because the Products Index uses equal weighting, the Products Fund will likely have greater exposure to small- and mid-capitalization companies in its portfolio than it would if it used a market capitalization weighting.

Issuer Risk. The performance of the Products Fund depends on the performance of the issuers of the individual securities in which the Products Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Shares, to decline.

Market Risk. The value of the securities in the Products Fund may go up or down (sometimes significantly) in response to the prospects of individual companies and/or general economic conditions, including local, regional or global events.

Passive Strategy/Index Risk. The Products Fund may hold constituent securities of the Products Index regardless of the current or projected performance of a specific security or the biotechnology industry as a whole, which could cause the Products Fund’s returns to be lower than if the Products Fund employed an active strategy. Unless the Products Index allocates significant portions of its assets to cash and cash equivalents during times of adverse market or economic conditions, the Products Fund may be subject to a higher level of market risk during such times than other funds.

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Index Tracking Risk. The Products Fund’s return may not match or achieve a high degree of correlation with the returns of the Products Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies.

Calculation Methodology. The Products Index relies on various sources of information to assess the criteria of issuers included in the Products Index, including information that may be based on assumptions and estimates. The Products Fund, the Adviser, and the Index Provider cannot offer assurances that the Products Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

ETF Risks. The Products Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•Authorized Participant Risk. The Products Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Products Fund may trade at a discount to NAV and possibly face delisting.

•Costs of Buying or Selling Shares.  Due to the costs of buying or selling Shares, including brokerage commissions and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Products Fund’s securities holdings, and the Products Fund cannot be predicted whether Shares will trade below, at or above their NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

•No Assurance of Active Trading Market Risk. Although the Shares in the Fund are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares of the Fund. In times of market stress, market makers or Authorized Participants may step away from their respective roles in making a market in the Fund’s Shares, which could lead to wider bid/ask spreads and variances between the market price of the Fund’s Shares and their underlying value.

•Fund Shares Liquidity Risk. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the ETF’s NAV and market price.

PERFORMANCE INFORMATION

The bar chart and table shown below provide some indication of the risks of investing in the Products Fund by showing changes in the performance of the Products Fund from year to year and by showing how the Products Fund’s average annual returns for one year, five years and ten years compared with a broad based index and the index the Products Fund seeks to track, in that order. The Products Fund’s past performance (before and after taxes) is not necessarily an indication of how the Products Fund will perform in the future. Updated performance information for the Products Fund may be obtained by calling the Products Fund at (888) 383-0553.

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•During the periods shown in the bar chart, the highest return for a calendar quarter was 28.23% (quarter ended 3/31/2019).

•During the periods shown in the bar chart, the lowest return for a calendar quarter was (22.97)% (quarter ended 12/31/2018).

Average Annual Total Returns – (For the Period Ended December 31, 2024)	1 Year	5 Years	10 Years
Before taxes	3.62%	6.62%	8.83%
After taxes on distributions(1)	3.62%	6.62%	8.77%
After taxes on distributions and sale of shares(1)	2.14%	5.19%	7.21%
FT Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	23.76%	14.10%	12.73%
LifeSci Biotechnology Products Index (reflects no deduction for fees, expenses or taxes)	4.39%	7.45%	9.68%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Shares at the end of the measurement period.

MANAGEMENT OF THE FUND

Investment Adviser

Virtus Investment Advisers, LLC is the Products Fund’s investment adviser (the “Adviser”). The Adviser is responsible for managing the Products Fund’s investments, subject to the oversight and supervision of the Board of Trustees (the “Board”) of ETFis Series Trust I (the “Trust”). Prior to January 1, 2025, Virtus ETF Advisers LLC (“VEA”) was the Fund’s investment adviser. Effective January 1, 2025, VEA’s rights and obligations under the investment advisory, subadvisory and expense limitation agreements for the Trust have been transferred to, and assumed by, VIA. Both VIA and VEA are wholly owned indirect subsidiaries of Virtus Investment Partners, Inc.

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Portfolio Managers

The Products Fund’s portfolio managers are Matthew B. Brown and Seth Kadushin, each of whom is jointly and primarily responsible for the day-to-day management of the Products Fund’s portfolio and has served in such position since August 2017.

PURCHASE AND SALE OF FUND SHARES

Unlike conventional investment companies, the Products Fund generally issues and redeems Shares on a continuous basis, at NAV, in aggregate blocks of Shares or multiples thereof (“Creation Units”). The Products Fund’s Creation Units may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants”, that enter into agreements with the Products Fund’s principal underwriter. Retail investors may acquire and sell Shares only on the Exchange through a broker-dealer. Shares of the Products Fund will trade on the Exchange at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information regarding the Products Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Products Fund’s website at www.virtusetfs.com.

TAX INFORMATION

The Products Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Products Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Products Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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VIRTUS LIFESCI BIOTECH CLINICAL TRIALS ETF

INVESTMENT OBJECTIVE

The Virtus LifeSci Biotech Clinical Trials ETF (the “Clinical Trials Fund”) seeks investment results that correspond, before fees and expenses, to the price and yield performance of the LifeSci Biotechnology Clinical Trials Index (the “Clinical Trials Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Clinical Trials Fund (“Shares”). You may incur customary brokerage commissions, and may pay other fees to financial intermediaries, when buying or selling Shares of the Clinical Trials Fund, which are not reflected in the table or example set forth below.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):

Management Fee[1]	0.79%
Total Annual Fund Operating Expenses	0.79%

(1)	The management fee is structured as a “unified fee,” out of which the Clinical Trials Fund’s adviser pays all of the ordinary operating expenses of the Clinical Trials Fund, except for the following expenses, each of which is paid by the Clinical Trials Fund: the Clinical Trials Fund’s management fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Clinical Trials Fund.

Example.

This example is intended to help you compare the cost of investing in the Clinical Trials Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Clinical Trials Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Clinical Trials Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$252	$439	$978

PORTFOLIO TURNOVER

The Clinical Trials Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the annual Fund operating expenses or in the example, affect the Clinical Trials Fund’s performance. During the fiscal year ended October 31, 2024, the Clinical Trials Fund’s portfolio turnover rate was 77% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Clinical Trials Fund will invest not less than 80% of its assets in component securities of the Clinical Trials Index. The Clinical Trials Index seeks to track the performance of the common stock of U.S. exchange-listed biotechnology companies with a primary product offering (“lead drug”) that is typically in a Phase 1, Phase 2 or Phase 3 clinical trial stage of development, but prior to receiving marketing approval. The Clinical Trials Index is sponsored by LifeSci Index Partners, LLC (the “Index Provider”). The Index Provider utilizes a selection committee comprised of its employees (the “Index Committee”) that is responsible, pursuant to the rules included in the methodology for the Clinical Trials Index, for making certain determinations for the Clinical Trials Index, as more fully described below. The Index Committee utilizes various public data sources to make determinations, including, but not limited to, Securities and Exchange Commission (“SEC”) filings, public documents from the U.S. Food and Drug Administration (“FDA”), company press releases and official corporate websites.

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What is a Biotechnology Company? The Index Provider defines a biotechnology company as one whose primary business (i.e., the source of all or a majority of the company’s revenue) is the research and development and/or marketing and sale of novel drugs or other therapeutics used in the treatment of human diseases.

Excluded Companies. Pursuant to the methodology for the Clinical Trials Index, the Index Committee must exclude from the Clinical Trials Index companies that are not pure biotechnology companies because they are classified, based on publicly available information, within one of the following 12 distinct sub-industries of the Biotechnology subsector: Animal Health, Diversified Healthcare, Investment Management, Healthcare Services, Non-Healthcare, Large Pharmaceuticals, Specialty Pharmaceuticals, Medical Devices, Vaccines, Nutraceuticals, OTC Healthcare, or Tools (“Excluded Companies”). Companies with a lead drug candidate still in preclinical testing or research stage, prior to entering into human clinical trials, are also excluded from the Clinical Trials Index. The methodology for the Clinical Trials Index requires the Index Committee to determine a company’s lead drug based on publicly available information. While other existing biotechnology index products may include many of the Excluded Companies, the Index Provider believes that by excluding them, the Clinical Trials Index will more accurately capture the performance of traditional biotechnology companies.

Phase 1, Phase 2 and Phase 3: Clinical trials are conducted in a series of steps, called “phases,” and each phase is designed to answer a separate research question, as described below:

•Phase 1: In a Phase 1 trial, researchers test a new drug or treatment in a small group of people (20-80) for the first time to evaluate its safety, determine a safe dosage range and identify side effects.

•Phase 2: In a Phase 2 trial, the drug or treatment is given to a larger group of people (100-300) to see if it is effective and to further evaluate its safety.

•Phase 3: In a Phase 3 trial, the drug or treatment is given to large groups of people (500-3,000) to confirm its effectiveness, monitor side effects, compare it to commonly used treatments and collect information that will allow the drug or treatment to be used safely.

The Clinical Trials Index. To initially be considered for the Clinical Trials Index, a security must have the following characteristics (“Initial Index Criteria”):

•Security: Common Stock

•Primary Exchange: United States

•Sector: Classified according to the Industry Classification Benchmark (ICB) as Pharmaceuticals and Biotechnology

•Market Capitalization: $250 million or more

•6-Month Average Daily Trading Volume: $2 million or more

•1-Month Average Daily Trading Volume: $1 million or more

•Seasoning Period of IPOs and New Issues: 3 months

•Corporate Activity: issuer may not currently be in bankruptcy proceedings or have entered into a definitive agreement or other arrangement which would likely result in the security no longer being eligible.The Clinical Trials Index then excludes each issuer meeting the Initial Index Criteria that is an Excluded Company. The methodology for the Clinical Trials Index then requires the Index Provider to determine, based on publicly available information, the appropriate categorization of each of the remaining issuers based on the issuer’s lead drug:

•Product Stage: The lead drug of these companies has received FDA approval.

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•Clinical Trial Stage: The lead drug of these companies is in a Phase 1, Phase 2 or Phase 3 clinical trial stage of development.

•Pre-Clinical Trial Stage: The lead drug of these companies is in its pre-clinical trial stage of development.

The methodology for the Clinical Trials Index then requires the Index Provider to select for inclusion in the Clinical Trials Index only the common stock of those remaining issuers with a lead drug determined to be in the Clinical Trials Stage.

As of December 31, 2024, the Clinical Trials Index contained the common stock of 124 constituents. The Index Provider reconstitutes the Clinical Trials Index semi-annually, upon the open of the first trading days after June 15 and December 15 of each year, with equal weightings among all constituent securities. An issuer’s security will typically be removed from the Clinical Trials Index, at the time of the Clinical Trials Index’s next reconstitution, if the issuer’s lead drug is granted FDA approval. In addition, an issuer’s security will typically be removed from the Clinical Trials Index, at the time of the next reconstitution, if the issuer’s lead drug fails in development and is no longer being pursued by the issuer, such that the issuer no longer has a lead drug in the Clinical Trials Stage. A security may also be removed from the Clinical Trials Index prior to a scheduled reconstitution if, for any consecutive 60-day period, the security’s market capitalization falls below $50 million and the security’s minimum 6-month average daily trading volume falls below $500,000, or if the security’s issuer has entered into a definitive merger or acquisition agreement or has filed for bankruptcy. The Clinical Trials Fund is generally reconstituted and rebalanced in accordance with the Clinical Trials Index. The Clinical Trials Index is calculated and published daily by Indxx, LLC, which is not affiliated with the Clinical Trials Fund, the Index Provider or Virtus Investment Advisers, LLC, the Clinical Trials Fund’s investment adviser (the “Adviser” or “VIA”).

The Clinical Trials Fund will not seek to “beat” the performance of the Clinical Trials Index and will not seek temporary defensive measures when markets decline or appear overvalued. Instead, the Clinical Trials Fund uses a “passive” or indexing investment approach to try to approximate the investment performance of the Clinical Trials Index by investing in a portfolio of securities that generally replicates the Clinical Trials Index; however, there may be times when the Clinical Trials Fund does not hold every security in the Clinical Trials Index. The Adviser expects that, over time, the correlation between the Clinical Trials Fund’s performance, before fees and expenses, and that of the Clinical Trials Index will be 95% or better. A figure of 100% would indicate perfect correlation.

Under normal market conditions, the Clinical Trials Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of biotechnology companies with a lead drug that is typically in a clinical trials stage of development. The Clinical Trials Fund concentrates its investments (i.e., invests more than 25% of its total assets) in the securities of issuers engaged primarily in the biotechnology industry.

PRINCIPAL RISKS

An investment in the Clinical Trials Fund is subject to investment risks; therefore, you may lose money by investing in the Clinical Trials Fund. There can be no assurance that the Clinical Trials Fund will be successful in meeting its investment objective. Generally, the Clinical Trials Fund will be subject to the following principal risks:

Biotechnology Industry Risk. A fund concentrated in a single industry or sector, such as the biotechnology industry, is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Companies within the biotechnology industry are subject to significant governmental regulation, the need for governmental approvals, including, without limitation, the successful implementation of Phase 1, Phase 2 and Phase 3 clinical trials and, ultimately, FDA approval, typically rely heavily on their ability to obtain and enforce intellectual property rights and patents, tend to be more volatile than those of companies with larger capitalizations or markets generally, and can be significantly affected by technological change, obsolescence and competition, as well as product liability lawsuits and resulting high insurance costs.

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Small and Medium Capitalization Companies Risk. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Fund.

Equal Weighting Risk. Equal weighting is a method of weighting index stocks whereby the same exposure is provided to both the smallest and largest companies included in the index. Because the Clinical Trials Index uses equal weighting, the Clinical Trials Fund will likely have greater exposure to small- and mid-capitalization companies in its portfolio than it would if it used a market capitalization weighting.

Issuer Risk. The performance of the Clinical Trials Fund depends on the performance of the issuers of the individual securities in which the Clinical Trials Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Shares, to decline.

Market Risk. The value of the securities in the Clinical Trials Fund may go up or down (sometimes significantly) in response to the prospects of individual companies and/or general economic conditions, including local, regional or global events.

Passive Strategy/Index Risk. The Clinical Trials Fund may hold constituent securities of the Clinical Trials Index regardless of the current or projected performance of a specific security or the biotechnology industry as a whole, which could cause the Clinical Trials Fund’s returns to be lower than if the Clinical Trials Fund employed an active strategy. Unless the Clinical Trials Index allocates significant portions of its assets to cash and cash equivalents during times of adverse market or economic conditions, the Clinical Trials Fund may be subject to a higher level of market risk during such times than other funds.

Index Tracking Risk. The Clinical Trials Fund’s return may not match or achieve a high degree of correlation with the returns of the Clinical Trials Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies.

Calculation Methodology. The Clinical Trials Index relies on various sources of information to assess the criteria of issuers included in the Clinical Trials Index, including information that may be based on assumptions and estimates. The Clinical Trials Fund, the Adviser, and the Index Provider cannot offer assurances that the Clinical Trials Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

ETF Risks. The Clinical Trials Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•Authorized Participant Risk. The Clinical Trials Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Clinical Trials Fund may trade at a discount to NAV and possibly face delisting.

•Costs of Buying or Selling Shares.  Due to the costs of buying or selling Shares, including brokerage commissions and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Clinical Trials Fund’s securities holdings, and the Clinical Trials Fund cannot be predicted whether Shares will trade below, at or above their NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

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•No Assurance of Active Trading Market Risk. Although the Shares in the Fund are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares of the Fund. In times of market stress, market makers or Authorized Participants may step away from their respective roles in making a market in the Fund’s Shares, which could lead to wider bid/ask spreads and variances between the market price of the Fund’s Shares and their underlying value.

•Fund Shares Liquidity Risk. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the ETF’s NAV and market price.

PERFORMANCE INFORMATION

The bar chart and table shown below provide some indication of the risks of investing in the Clinical Trials Fund by showing changes in the performance of the Clinical Trials Fund from year to year and by showing how the Clinical Trials Fund’s average annual returns for one year, five years and ten years compared with a broad-based index and the index the Clinical Trials Fund seeks to track, in that order. The Clinical Trials Fund’s past performance (before and after taxes) is not necessarily an indication of how the Clinical Trials Fund will perform in the future. Updated performance information for the Clinical Trials Fund may be obtained by calling the Clinical Trials Fund at (888) 383-0553.

80%
60%
40%
20%
0%
-20%
-40%
-60%
4.86%
(36.54)%
55.57%
(17.50)%
62.60%
30.82%
(22.35)%
(35.38)%
(1.64)%
(0.91)%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

•During the periods shown in the bar chart, the highest return for a calendar quarter was 59.35% (quarter ended 12/31/2019).

•During the periods shown in the bar chart, the lowest return for a calendar quarter was (34.52)% (quarter ended 3/31/2016).

Average Annual Total Returns – (For the Period Ended December 31, 2024)	1 Year	5 Years	10 Years
Before taxes	(0.91)%	(8.55)%	(1.18)%
After taxes on distributions(1)	(1.30)%	(8.65)%	(1.30)%
After taxes on distributions and sale of shares(1)	(0.53)%	(6.25)%	(0.93)%
FT Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	23.76%	14.10%	12.73%
LifeSci Biotechnology Clinical Trials Index (reflects no deduction for fees, expenses or taxes)	(1.60)%	(8.42)%	(0.84)%

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(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Shares at the end of the measurement period.

MANAGEMENT OF THE FUND

Investment Adviser

Virtus Investment Advisers, LLC is the Clinical Trials Fund’s investment adviser (the “Adviser”). The Adviser is responsible for managing the Clinical Trials Fund’s investments, subject to the oversight and supervision of the Board of Trustees (the “Board”) of ETFis Series Trust I (the “Trust”). Prior to January 1, 2025, Virtus ETF Advisers LLC (“VEA”) was the Fund’s investment adviser. Effective January 1, 2025, VEA’s rights and obligations under the investment advisory, subadvisory and expense limitation agreements for the Trust have been transferred to, and assumed by, VIA. Both VIA and VEA are wholly owned indirect subsidiaries of Virtus Investment Partners, Inc.

Portfolio Managers

The Clinical Trials Fund’s portfolio managers are Matthew B. Brown and Seth Kadushin, each of whom is jointly and primarily responsible for the day-to-day management of the Clinical Trial Fund’s portfolio and has served in such position since August 2017.

PURCHASE AND SALE OF FUND SHARES

Unlike conventional investment companies, the Clinical Trials Fund generally issues and redeems Shares on a continuous basis, at NAV, in aggregate blocks of Shares or multiples thereof (“Creation Units”). The Clinical Trials Fund’s Creation Units may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Clinical Trials Fund’s principal underwriter. Retail investors may acquire and sell Shares only on the Exchange through a broker-dealer. Shares of the Clinical Trials Fund will trade on the Exchange at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information regarding the Clinical Trials Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Clinical Trials Fund’s website at www.virtusetfs.com.

TAX INFORMATION

The Clinical Trials Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Clinical Trials Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Clinical Trials Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING THE FUNDS’ INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Additional Information Regarding the Funds’ Objective. The Products Fund seeks investment results that correspond, before fees and expenses, to the price and yield performance of the LifeSci Biotechnology Products Index. The Clinical Trials Fund seeks investment results that correspond, before fees and expenses, to the price and yield performance of the LifeSci Biotechnology Clinical Trials Index. The investment objective of each of the Products Fund and Clinical Trials Fund (each, a “Fund” and, together, the “Funds”) may be changed by the Board without shareholder approval upon 60 days’ notice to the Fund’s shareholders. There is no guarantee that a Fund will achieve its objective.

Additional Information Regarding the Products Fund’s Principal Investment Strategy. Under normal market conditions, the Products Fund will invest not less than 80% of its assets in component securities of the Products Index. The Products Index seeks to track the performance of the common stock of U.S. exchange-listed biotechnology companies with at least one drug therapy approved by the U.S. FDA for marketing. The Products Index is sponsored by the Index Provider. The Index Provider utilizes an Index Committee that is responsible, pursuant to the rules included in the methodology for the Products Index, for making certain determinations for the Products Index, as more fully described below. The Index Committee utilizes various public data sources to make determinations, including, but not limited to, SCEC filings, public documents from the U.S. FDA, company press releases and official corporate websites.

What is a Biotechnology Company? The Index Provider defines a biotechnology company as one whose primary business (i.e., the source of all or a majority of the company’s revenue) is the research and development and/or marketing and sale of novel drugs or other therapeutics used in the treatment of human diseases.

Excluded Companies. Pursuant to the methodology for the Products Index, the Index Committee must exclude from the Products Index the Excluded Companies. Companies with a lead drug still in preclinical testing or research stage, prior to entering into human clinical trials, are also excluded from the Products Index. The methodology for the Products Index requires the Index Committee to determine a company’s lead drug based on publicly available information. While other existing biotechnology index products may include many of the Excluded Companies, the Index Provider believes that by excluding them, the Products Index will more accurately capture the performance of traditional biotechnology companies.

The Products Index. To initially be considered for the Products Index, a security must meet the Initial Index Criteria. The Products Index then excludes each issuer meeting the Initial Index Criteria that is an Excluded Company. The methodology for the Products Index then requires the Index Provider to determine, based on publicly available information, the appropriate categorization of each of the remaining issuers based on the issuer’s lead drug:

• Product Stage: The lead drug of these companies has received FDA approval.

• Clinical Trial Stage: The lead drug of these companies is in a Phase 1, Phase 2 or Phase 3 clinical trial stage of development.

• Pre-Clinical Trial Stage: The lead drug of these companies is in its pre-clinical trial stage of development.

The methodology for the Products Index then requires the Index Provider to select for inclusion in the Products Index only the common stock of those remaining issuers with a lead drug determined to be in the Product Stage.

As of December 31, 2024, the Products Index contained the common stock of 66 components. The Index Provider reconstitutes the Products Index semi-annually, upon the open of the first trading days after June 15 and December 15 of each year, with equal weightings among all constituent securities. A security may be removed from the Products Index prior to a scheduled reconstitution if, for any consecutive 60-day period, the security’s market capitalization falls below $50 million and the security’s minimum 6-month average daily trading volume falls below $500,000, or if the security’s issuer has entered into a definitive merger or acquisition agreement or has filed for bankruptcy. The Products Fund is generally reconstituted and rebalanced in accordance with the Products Index. The Products Index

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is calculated and published daily by Indxx, LLC, which is not affiliated with the Products Fund, the Index Provider or Virtus Investment Advisers, LLC, the Products Fund’s Adviser.

Under normal market conditions, the Products Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of biotechnology companies. The Products Fund concentrates its investments (i.e., invests more than 25% of its total assets) in the securities of issuers engaged primarily in the biotechnology industry.

Additional Information Regarding the Clinical Trials Fund’s Principal Investment Strategy. Under normal market conditions, the Clinical Trials Fund will invest not less than 80% of its assets in component securities of the Clinical Trials Index. The Clinical Trials Index seeks to track the performance of the common stock of U.S. exchange-listed biotechnology companies with a lead drug that is typically in a Phase 1, Phase 2 or Phase 3 clinical trial stage of development, but prior to receiving marketing approval. The Clinical Trials Index is sponsored by the Index Provider. The Index Provider utilizes an Index Committee that is responsible, pursuant to the rules included in the methodology for the Clinical Trials Index, for making certain determinations for the Clinical Trials Index, as more fully described below. The Index Committee utilizes various public data sources to make determinations, including, but not limited to, SEC filings, public documents from the U.S. FDA, company press releases and official corporate websites.

What is a Biotechnology Company? The Index Provider defines a biotechnology company as one whose primary business (i.e., the source of all or a majority of the company’s revenue) is the research and development and/or marketing and sale of novel drugs or other therapeutics used in the treatment of human diseases.

Excluded Companies. Pursuant to the methodology for the Clinical Trials Index, the Index Committee must exclude from the Clinical Trials Index the Excluded Companies. Companies with a lead drug candidate still in preclinical testing or research stage, prior to entering into human clinical trials, are also excluded from the Clinical Trials Index. The methodology for the Clinical Trials Index requires the Index Committee to determine a company’s lead drug based on publicly available information. While other existing biotechnology index products may include many of the Excluded Companies, the Index Provider believes that by excluding them, the Clinical Trials Index will more accurately capture the performance of traditional biotechnology companies.

Phase 1, Phase 2 and Phase 3: Clinical trials are conducted in a series of steps, called “phases,” and each phase is designed to answer a separate research question, as described below:

• Phase 1: In a Phase 1 trial, researchers test a new drug or treatment in a small group of people (20-80) for the first time to evaluate its safety, determine a safe dosage range and identify side effects.

• Phase 2: In a Phase 2 trial, the drug or treatment is given to a larger group of people (100-300) to see if it is effective and to further evaluate its safety.

• Phase 3: In a Phase 3 trial, the drug or treatment is given to large groups of people (500-3,000) to confirm its effectiveness, monitor side effects, compare it to commonly used treatments and collect information that will allow the drug or treatment to be used safely.

The Clinical Trials Index. To initially be considered for the Clinical Trials Index, a security must meet the Initial Index Criteria. The Clinical Trials Index then excludes each issuer meeting the Initial Index Criteria that is an Excluded Company. The methodology for the Clinical Trials Index then requires the Index Provider to determine, based on publicly available information, the appropriate categorization of each of the remaining issuers based on the issuer’s lead drug:

• Product Stage: The lead drug of these companies has received FDA approval.

• Clinical Trial Stage: The lead drug of these companies is in a Phase 1, Phase 2 or Phase 3 clinical trial stage of development.

• Pre-Clinical Trial Stage: The lead drug of these companies is in its pre-clinical trial stage of development.

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The methodology for the Clinical Trials Index then requires the Index Provider to select for inclusion in the Clinical Trials Index only the common stock of those remaining issuers with a lead drug determined to be in the Clinical Trials Stage.

As of December 31, 2024, the Clinical Trials Index contained the common stock of 124 constituents. The Index Provider reconstitutes the Clinical Trials Index semi-annually, upon the open of the first trading days after June 15 and December 15 of each year, with equal weightings among all constituent securities. An issuer’s security will typically be removed from the Clinical Trials Index, at the time of the Clinical Trials Index’s next reconstitution, if the issuer’s lead drug is granted FDA approval. In addition, an issuer’s security will typically be removed from the Clinical Trials Index, at the time of the next reconstitution, if the issuer’s lead drug fails in development and is no longer being pursued by the issuer, such that the issuer no longer has a lead drug in the Clinical Trials Stage. A security may also be removed from the Clinical Trials Index prior to a scheduled reconstitution if, for any consecutive 60-day period, the security’s market capitalization falls below $50 million and the security’s minimum 6-month average daily trading volume falls below $500,000, or if the security’s issuer has entered into a definitive merger or acquisition agreement or has filed for bankruptcy. The Clinical Trials Fund is generally reconstituted and rebalanced in accordance with the Clinical Trials Index. The Clinical Trials Index is calculated and published daily by Indxx, LLC, which is not affiliated with the Clinical Trials Fund, the Index Provider or Virtus Investment Advisers, LLC, the Clinical Trials Fund’s Adviser.

Under normal market conditions, the Clinical Trials Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of biotechnology companies with a lead drug that is typically in a clinical trials stage of development. The Clinical Trials Fund concentrates its investments (i.e., invests more than 25% of its total assets) in the securities of issuers engaged primarily in the biotechnology industry.

Additional Information Regarding the Funds’ Principal Investment Strategy. Each Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ notice to shareholders. Certain fundamental and non-fundamental policies of each Fund are set forth in the Funds’ Statement of Additional Information (the “SAI”) under “Investment Restrictions.”

Each Fund will not seek to “beat” the performance of its Underlying Index and will not seek temporary defensive measures when markets decline or appear overvalued. Instead, each Fund uses a “passive” or indexing investment approach to try to approximate the investment performance of its Underlying Index by investing in a portfolio of securities that generally replicates the Underlying Index; however, there may be times when a Fund does not hold every security in its Underlying Index. The Adviser expects that, over time, the correlation between a Fund’s performance before fees and expenses and that of its Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation.

To the extent that a Fund is not invested in securities of the Fund’s applicable underlying index (each, an “Underlying Index” and, together, the “Underlying Indices”) as disclosed in the Funds’ principal investment strategies, which are discussed in the “Risk/Return Summary Information” section above, a Fund may invest in other investments that the Adviser believes will help it track its applicable Underlying Index, including options and futures contracts; and cash and cash equivalents, and shares of other registered investment companies (e.g., mutual funds and ETFs), including money market funds.

In addition, although each Fund generally intends to replicate the component securities of its Underlying Index as disclosed in the Funds’ principal investment strategies, which are discussed in the “Risk/Return Summary Information” sections above, the Fund may utilize a representative sampling strategy when a replication strategy might be detrimental to its shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow its Underlying Index. When utilizing a representative sampling strategy, a Fund will invest in what it believes to be a representative sample of the component securities in its Underlying Index. Under the representative sampling technique, each security is selected for inclusion in a Fund through the application of quantitative analytical procedures to give the Fund’s portfolio an investment profile similar to that of its Underlying Index. Securities are selected for inclusion if they have aggregate investment characteristics (such as market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures

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similar to those of its Underlying Index taken in its entirety. If the representative sampling technique is used, a Fund will not be expected to track the performance of its Underlying Index with the same degree of accuracy as would an investment vehicle that invested in every component security of the Underlying Index with the same weightings as the Underlying Index. A Fund may also use representative sampling to exclude less liquid component securities contained in its Underlying Index in order to create a more tradable portfolio and improve arbitrage opportunities.

There also may be instances in which the Adviser may choose to (i) overweight or underweight a security in an Underlying Index, (ii) purchase securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, or (iii) utilize various combinations of other available investment techniques in seeking to track the Underlying Index.

Each Fund may sell securities included in its Underlying Index in anticipation of their removal from the Underlying Index, or purchase securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.

Additional Information Regarding the Funds’ Principal Risks.

Biotechnology Industry Risk. A fund concentrated in a single industry or sector, such as the biotechnology industry, is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Companies within the biotechnology industry spend heavily on research and development, which may not necessarily lead to commercially successful products in the near or long term. In order to fund operations, these companies may require financing from the capital markets, which may not always be available on satisfactory terms or at all. The biotechnology industry is also subject to significant governmental regulation, and the need for governmental approvals, including, without limitation, the successful implementation of Phase 1, Phase 2 and Phase 3 clinical trials and, ultimately, FDA approval, which may prevent or delay the release of new products. The results of these clinical trials, including, without limitation, available data regarding the lead drug’s clinical efficacy, safety and adverse events and pharmacokinetic profiles may lead to dramatic changes in a biotechnology company’s stock price; however, there is no guarantee that such securities will be included in an Underlying Index (and therefore a Fund) at the time of such price appreciation. Biotechnology companies typically rely heavily on their ability to obtain and enforce intellectual property rights and patents. Any impairment of such rights may have significant adverse effects on a biotechnology company. The securities of biotechnology companies, especially those of smaller or newer companies, tend to be more volatile than those of companies with larger capitalizations or markets generally. Biotechnology companies can be significantly affected by technological change, obsolescence and competition, as well as product liability lawsuits and resulting high insurance costs. Biotechnology companies may have persistent losses during a new product’s transition from development to production, and their revenue patterns may be erratic. Biotechnology companies also face reimbursement risks from government and private payors and public concerns over high prices for biotechnology drugs. These risks are heightened for issuers in the Clinical Trial Stage as compared to an issuer with a lead drug in the Products Stage.

Small and Medium Capitalization Companies Risk. Investing in the securities of small and medium capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small and medium capitalization companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small and medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of their shares without an unfavorable impact on prevailing prices. Small and medium capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small and medium capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies. Small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate. The foregoing risks are generally increased for smaller capitalization companies as compared to companies with larger capitalizations.

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Equal Weighting Risk. Equal weighting is a method of weighting index stocks whereby the same exposure is provided to both the smallest and largest companies included in the index. Because the Underlying Indices use equal weighting, the Funds will likely have greater exposure to small- and mid-capitalization companies in its portfolio than it would if it used a market capitalization weighting.

Issuer Risk. The performance of a Fund depends on the performance of the issuers of the individual securities in which the Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Shares, to decline.

Market Risk. The value of securities in a Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Fund’s control, including the quality of the Fund’s investments, economic conditions, adverse investor sentiment, poor management decisions, lower demand for a company’s goods or services, and general market conditions. In a declining market, the prices for all securities (including those in a Fund’s portfolio) may decline, regardless of their long-term prospects. Security values tend to move in cycles, with periods when securities markets generally rise and periods when they generally decline. In addition, local, regional or global events such as war (e.g., Russia’s invasion of Ukraine and the Israel-Hamas war), acts of terrorism, natural or environmental disasters, the spread of infectious illnesses or other public health issues, recessions, or other events could have a significant impact on a Fund, its investments and the trading of its Shares.

Passive Strategy/Index Risk. Each Fund is managed with a passive investment strategy that seeks to track the performance of its Underlying Index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, each Fund may hold constituent securities of its Underlying Index regardless of the current or projected performance of a specific security or the biotechnology industry as a whole. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause a Fund’s returns to be lower than if the Fund employed an active strategy. Each Fund will seek to track its Underlying Index in all market conditions, including during adverse market conditions when other funds may seek to take temporary defensive measures (such as investing significantly in cash or cash equivalents). Accordingly, unless a Fund’s Underlying Index allocates significant portions of its assets to cash and cash equivalents during times of adverse market or economic conditions, the Fund may be subject to a higher level of market risk during such times than other funds.

Index Tracking Risk. While the Adviser seeks to track the performance of a Fund’s Underlying Index closely (i.e., to achieve a high degree of correlation with the Underlying Index), it will not seek to beat the performance of Underlying Index. Further, a Fund’s returns may not match or achieve a high degree of correlation with the returns of its Underlying Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. Additionally, a Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.

Calculation Methodology. A Fund’s Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. The Funds, the Adviser, and the Index Providers cannot offer assurances that an Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

ETF Risks. The Funds are ETFs and, as a result of this structure, are exposed to the following risks, among others:

•Authorized Participant Risk. The Funds have a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares may trade at a discount to NAV and possibly face delisting.

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•Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by those brokers. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Shares have more trading volume and market liquidity and higher if the Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of a Fund’s securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in a Fund’s NAV and supply and demand of Shares on the Exchange or any other exchange on which Shares are traded. It cannot be predicted whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund trading individually or in the aggregate at any point in time. The market prices of Shares may deviate significantly from the NAV of the Shares during periods of market volatility. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to a Fund’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV. For example, during a “flash crash,” the market prices of the Shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by a Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell Shares at these temporarily low market prices.

•Early Closing Risk. An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell Shares on that day.

•Fund Shares Liquidity Risk. Trading in Shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the Shares will continue to be met or will remain unchanged. During stressed market conditions, the liquidity of Shares may be less than the liquidity of the securities in a Fund’s portfolio, which may be significantly less than the liquidity of other ETFs.

•No Assurance of Active Trading Market Risk. Although the Shares are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares. Further, market makers (other than lead market makers) have no obligation to make markets in the Shares and may discontinue doing so at any time without notice.

•Redeeming Risk. Shares generally may be redeemed only in Creation Units and only by Authorized Participants. All other persons or entities transacting in Shares must generally do so in the secondary market.

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In addition to the principal risks discussed above, an investment in a Fund is also subject to the following risks:

Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset or market factor (collectively, “reference assets”). In addition to risks relating to the reference assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the reference asset could result in a Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost.

Risks of Investing in Underlying ETFs and Other Registered Investment Companies. Each Fund may invest in actively managed or index-based ETFs or other registered investment companies. Through its positions in ETFs and other registered investment companies, a Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETF or other registered investment company could decrease (or increase). In addition to the risks associated with the underlying assets held by an ETF, investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; and (3) trading an ETF’s shares may be halted by the listing exchange. Further, a passively managed ETF or other registered investment company may not track the performance of the reference asset and may hold troubled securities or other investments. Investments in ETFs and other registered investment companies may involve duplication of management fees and certain other expenses, as a Fund indirectly bears its proportionate share of any expenses paid by the ETFs or other registered investment companies in which it invests.

Sampling Risk. To the extent a Fund utilizes a representative sampling approach, the Fund will be subject to an increased risk of tracking error because the securities selected for the Fund in the aggregate may vary from the investment profile of its Underlying Index. Additionally, if using a representative sampling approach, the Fund will typically hold a smaller number of securities than the Underlying Index and, as a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index.

Disclosure of Portfolio Holdings. Each Fund’s portfolio holdings are disclosed on the Trust’s website (www.virtusetfs.com) daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

Virtus Investment Advisers, LLC (formerly known as Virtus Investment Advisers, Inc.) (“VIA” or the “Adviser”), located at One Financial Plaza, Hartford, Connecticut 06103, serves as the investment adviser to the Funds. VIA, an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business, acts as the investment adviser for over 60 mutual funds. VIA has acted as an investment adviser for over 80 years. As of December 31, 2024, VIA had approximately $44.3 billion in assets under management.

The Adviser serves as each Fund’s investment adviser pursuant to an investment advisory agreement with the Trust on behalf of each Fund. The Adviser is responsible for the oversight and management of all service providers to the Trust. The Adviser also assists with: (a) non-advisory operations of the Funds, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of the Funds’ prospectus and statement of additional information, (d) the preparation of reports to be filed with the SEC and other regulatory authorities, and (e) maintaining certain of the Funds’ records.

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Adviser Compensation. The Adviser receives a monthly fee at the annual rate of 0.79% of each Fund’s average daily net assets (the “Advisory Fee”). The Advisory Fee is structured as a “unified fee.” Accordingly, in consideration of the fees paid with respect to each Fund, the Adviser has agreed to pay all ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Adviser’s fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund.

Disclosure Regarding Approval of Advisory Agreements. A discussion regarding the basis for the Board’s most recent approval of the investment advisory agreements for the Funds is available in the Funds’ most recent reports filed on form N-CSR for the fiscal period ended April 30, 2024. You may obtain a copy of the Funds’ annual and semi-annual reports and annual and semi-annual financial statements, without charge, upon request to the Funds.

PORTFOLIO MANAGERS

The following individuals serve as the Funds’ portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of each Fund’s portfolio and has served in such position since August 2017:

•Matthew B. Brown, Portfolio Manager.

Matthew B. Brown serves as Portfolio Manager at the Adviser. Mr. Brown is also executive managing director and chief operating officer at Virtus ETF Solutions LLC (“VES”) since 2012. Before founding VES in 2012, he served as director of operations for Factor Advisors from 2010 to 2012. In 2009, Mr. Brown co-founded ETP Resources, a consulting and data services business that continues to grow and serve the ETF industry. From 2008 to 2009, he headed U.S. operations and served as chief compliance officer for U.K.-based issuer SPA/London & Capital. Mr. Brown earned a B.A. in Economics from Boston College.

•Seth Kadushin, Portfolio Manager.

Seth Kadushin serves as Portfolio Manager at the Adviser. Mr. Kadushin has also served as director of capital markets at VES since 2013. Prior to joining VES, Mr. Kadushin worked at Euromoney Institutional Investor, Plc where he developed large scale investment management programs focusing on Exchange Traded Instruments and Alternate Investment Strategies. From 2011 through 2012 Mr. Kadushin worked at Wedbush Securities as an Options Desk Strategist. Mr. Kadushin worked at RBS Securities as Head Program Trader from 2009 through 2011. Prior to 2009, Mr. Kadushin held senior level positions at Lehman Brothers and Bear Sterns (J.P. Morgan), where he was a member of the firm’s Cross Asset Policy Committee charged with instituting their equity trading division’s guidelines. Mr. Kadushin holds a BBA in Finance from Emory University. He achieved his Master’s in Business from Fordham University with a concentration in Information Systems.

Additional Information. Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares of the Funds is available in the Funds’ SAI.

BOARD OF TRUSTEES

Each Fund is a diversified series of the Trust, an open-end management investment company organized as a Delaware statutory trust on September 20, 2012. The Board supervises the operations of the Trust and the Funds according to applicable state and federal law, and is responsible for the overall management of the Funds’ business affairs.

OPERATIONAL ADMINISTRATOR

Virtus ETF Solutions LLC (the “Administrator”), located at 31 West 52nd Street, 16th Floor, New York, New York 10019, serves as the Funds’ operational administrator. The Administrator supervises the overall administration of the Trust and the Funds including, among other responsibilities, the coordination and day-to-day oversight of the Funds’

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operations, the service providers’ communications with the Funds and each other and assistance with Trust, Board and contractual matters related to the Funds and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust.

ACCOUNTING SERVICES ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

The Bank of New York Mellon (“BNY”) located at 240 Greenwich Street, New York, NY 10286, directly and through its subsidiary companies, provides necessary administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as the Funds’ accounting services administrator. BNY also serves as the custodian for the Funds’ assets, and serves as transfer agent and dividend paying agent for the Funds.

DISTRIBUTOR

VP Distributors, LLC (the “Distributor”), located at One Financial Plaza, Hartford, CT 06103, serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in either Fund’s Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust and the Funds.

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, PA 19103, serves as counsel to the Trust and the Independent Trustees.

EXPENSES OF THE FUNDS

Each Fund pays all of its expenses not assumed by the Adviser. General Trust expenses that are allocated among and charged to the assets of the Funds and other series of the Trust are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of the Funds and other series of the Trust or the nature of the services performed and relative applicability to the Funds and other series of the Trust.

INVESTING IN THE FUNDS

DISTRIBUTION AND SERVICE PLANS

The Board has adopted on behalf of each Fund a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (“1940 Act”). In accordance with its Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by either Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the respective Fund’s assets, and over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of a Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

DETERMINATION OF NET ASSET VALUE

The NAV of the Shares for each Fund is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of Shares outstanding. Interest and investment income on the Fund’s assets accrue daily and are included in a Fund’s total assets. Expenses and fees (including investment advisory, management, administration

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and distribution fees, if any) accrue daily and are included in a Fund’s total liabilities. The NAV that is published is rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV is calculated to five decimal places.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures approved by, and under the direction of, the Board. In determining the value of a Fund’s assets, portfolio securities are generally valued at market using quotations from the primary market in which they are traded. Debt securities (other than short-term investments) are valued on the basis of broker quotes or valuations provided by a pricing service, which in determining value utilizes information regarding recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the NAV. The Funds normally use third party pricing services to obtain market quotations.

The Board has designated the Adviser to serve as its valuation designee, pursuant to Rule 2a-5 under the 1940 Act, to perform the fair value determinations relating to any or all Fund investments. Accordingly, securities and assets for which market quotations are not readily available or which cannot be accurately valued using a Fund’s normal pricing procedures are valued by the Adviser at fair value as determined in good faith under policies approved by the Board. Fair value pricing may be used, for example, in situations where (i) portfolio securities, such as securities with small capitalizations, are so thinly traded that there have been no transactions for that security over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to change the value of the portfolio security prior to a Fund’s NAV calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to a Fund’s NAV calculation. Pursuant to policies adopted by the Board, the Adviser consults with BNY on a regular basis regarding the need for fair value pricing. Fair value pricing is intended to result in a calculation of the Funds’ NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. If the fair value price differs from the price that would have been determined using the Funds’ normal pricing procedures, you may receive more or less proceeds or Shares from redemptions or purchases of the Shares, respectively, than you would have otherwise received if the portfolio security were priced using the Funds’ normal pricing procedures, which could result in the market prices for Shares deviating from NAV. The performance of a Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. The Board oversees the Adviser in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

To the extent the assets of a Fund are invested in other open-end investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

The NAV is determined as of the close of regular trading on the Exchange, normally 4:00 p.m. Eastern time, on each day that the Exchange is open for business. Currently, the Exchange is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of a Fund’s Shares have tracked the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year will be available without charge on the Funds’ website at www.virtusetfs.com.

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FREQUENT TRADING

Unlike traditional mutual funds, Shares can only be purchased and redeemed directly from the Funds in Creation Units by Authorized Participants, and the vast majority of trading in the Shares occurs on the secondary market. Because secondary market trades do not involve the Funds directly, those trades are unlikely to cause many of the harmful effects of frequent purchases and redemptions of Shares, including dilution, disruption of portfolio management, increases in the Funds’ trading costs and the realization of capital gains. In addition, direct trading on a short-term basis by Authorized Participants is critical to ensuring that the Shares trade at or close to NAV. The Funds also impose transaction fees on purchases and redemptions of Creation Units by Authorized Participants, which are designed to offset the Funds’ transaction costs associated with issuing and redeeming Creation Units. Given this structure, the Board determined that it is not necessary to adopt policies and procedures with respect to frequent purchases and redemptions of Shares by Fund shareholders. The Funds reserve the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive or excessive trading in Creation Units. The Funds also reserve the right to reject any redemption order in accordance with applicable law.

The Board has instructed the officers of the Trust to review reports of purchases and redemptions of Creation Units on a regular basis to determine if there is any unusual trading in the Shares. The officers of the Trust will report to the Board any such unusual trading in Creation Units that is disruptive to the Funds. In such event, the Board may reconsider its decision not to adopt market timing policies and procedures.

DISTRIBUTIONS

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to shareholders. A Fund expects to distribute substantially all of its net investment income quarterly and its net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in October, November, or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. A Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

At the time you purchase your Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by a Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

FEDERAL INCOME TAXES

FUND DISTRIBUTIONS

Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

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SALE OF FUND SHARES

A sale of Shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

TAX TREATMENT OF FUND SHAREHOLDERS

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Fund distributions and gains from the sale of your Shares generally are subject to state and local taxes.

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends paid by a Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the Internal Revenue Service (“IRS”), which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). Information about a shareholder in a Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

WITHHOLDING

By law, if you do not provide your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. Withholding is also imposed if the IRS requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

CREATION UNITS

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant’s aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an

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exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming such Creation Units are held as a capital asset.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

This discussion of “Federal Income Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund. For additional information, see the “Taxation” section of the Statement of Additional Information.

DISCLAIMERS

Neither the Adviser nor the Index Provider guarantees the accuracy and/or the completeness of the Underlying Indices or any data included therein, and neither the Adviser nor the Index Provider shall have any liability for any errors, omissions or interruptions therein. Neither the Adviser nor the Index Provider make any warranty, express or implied, as to results to be obtained by a Fund, owners of the Shares of a Fund or any other person or entity from the use of an Underlying Index or any data included therein. Each of the Adviser and Index Provider makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indices or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser or Index Provider have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of an Underlying Index, even if notified of the possibility of such damages.

FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains a website for the Funds at www.virtusetfs.com. The website for the Funds contains the following information, on a per-Share basis, for each Fund: (i) the prior Business Day’s NAV and market price; (ii) the 30-day median bid-ask spread; (iii) the reported midpoint of the bid-ask spread at the time of NAV calculation (the “Bid-Ask Price”); (iv) a calculation of the premium or discount of the Bid-Ask Price against such NAV; and (v) data in chart format displaying the frequency distribution of discounts and premiums of the Bid-Ask Price against the NAV, within appropriate ranges, for each of the four previous calendar quarters (or for the life of the Fund if, shorter). In addition, on each Business Day, before the commencement of trading in the Funds’ Shares on the Exchange, the Trust discloses on the Funds’ website the identities and quantities of the portfolio securities and other assets held by each Fund that will form the basis for the calculation of the Fund’s NAV at the end of the Business Day.

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

OTHER INFORMATION

Neither Fund is sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of a Fund’s Shares or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of a Fund to achieve its objective. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds.

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For purposes of the 1940 Act, each Fund is a registered investment company, and the acquisition of a Fund’s Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by SEC rule or an exemptive order that permits registered investment companies to invest in the Fund beyond those limitations.

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand each Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for each of the fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, which is included with the Funds’ financial statements, are included in the Funds’ Form N-CSR filed with the SEC, which is available upon request, at no charge, by calling the Fund at (888) 383-0553.

	Virtus LifeSci Biotech Products ETF
	For the Year Ended October 31, 2024	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$46.67	$46.71	$51.83	$48.19	$37.86
Investment operations:
Net investment loss(1)	(0.27)	(0.32)	(0.26)	(0.30)	(0.19)
Net realized and unrealized gain (loss)	16.85	0.28	(4.86)	3.94	10.52
Total from investment operations	16.58	(0.04)	(5.12)	3.64	10.33
Net Asset Value, End of year	$63.25	$46.67	$46.71	$51.83	$48.19
Net Asset Value Total Return(2)	35.53%	(0.09)%	(9.88)%	7.56%	27.27%
Net assets, end of year (000’s omitted)	$22,139	$14,001	$16,349	$23,325	$26,505
RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.79%	0.79%	0.79%	0.79%	0.79%
Net investment loss	(0.47)%	(0.63)%	(0.59)%	(0.57)%	(0.43)%
Portfolio turnover rate(3)	46%	49%	48%	44%	46%

(1) Based on average shares outstanding.

(2) Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

(3) Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

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	Virtus LifeSci Biotech Products ETF
	For the Year Ended October 31, 2024	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$17.86	$25.88	$44.36	$38.97	$26.42
Investment operations:
Net investment income (loss)(1)	(0.01)	0.05	(0.16)	(0.26)	(0.15)
Net realized and unrealized gain (loss)	10.53	(8.07)	(18.32)	5.65	12.70
Total from investment operations	10.52	(8.02)	(18.48)	5.39	12.55

Less Distributions from:
Net investment income	(0.08)	—	—	—	—
Total distributions	(0.08)	—	—	—	—
Net Asset Value, End of year	$28.30	$17.86	$25.88	$44.36	$38.97
Net Asset Value Total Return+	59.09%	(31.01)%	(41.66)%	13.85%	47.50%
Net assets, end of year (000’s omitted)	$11,321	$8,035	$18,116	$35,490	$37,018

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.79%	0.79%	0.79%	0.79%	0.79%
Net investment income (loss)	(0.05)%	0.22%	(0.56)%	(0.53)%	(0.41)%
Portfolio turnover rate(3)	77%	66%	61%	76%	81%

(1) Based on average shares outstanding.

(2) Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

(3) Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

ADDITIONAL INFORMATION

If you would like more information about the Trust, the Funds or the Shares, the following documents are available free upon request:

Annual and Semi-Annual Reports; Form-N-CSR Filed with the SEC

Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports and in Form N-CSR filed with the SEC. You will find in each Fund’s annual report a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the prior fiscal year. In Form N-CSR, you will find each Fund’s annual and semi-annual financial statements.

Statement of Additional Information

Additional information about each Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

To receive a free copy of a Fund’s SAI, annual and semi-annual reports, financial statements or other information about a Fund, or to make inquiries about a Fund, please call the Fund toll-free at (888) 383-0553. You can also access and download the SAI and the most recent annual and semi-annual reports and financial statements without charge at the Fund’s website at www.virtusetfs.com or by written request to the Fund at the address below.

To obtain other information and for shareholder inquiries:

By telephone:	(888) 383-0553

By mail:	ETFis Series Trust I 31 West 52nd Street, 16th Floor New York, NY 10019

On the Internet:	SEC Edgar database: http://www.sec.gov; or www.virtusetfs.com

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “householding”, is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing either of the Funds. You may also request that householding be eliminated from all your required mailings.

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Funds or their Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in Shares, whether or not participating in this distribution, may be generally required to deliver a Prospectus. This is in addition to any obligation dealers have to deliver a Prospectus when acting as underwriters.

ETFis Series Trust I: Investment Company Act file number 811-22819

STATEMENT OF ADDITIONAL INFORMATION

VIRTUS LIFESCI BIOTECH PRODUCTS ETF
TICKER: BBP

EXCHANGE: NYSE Arca, Inc.

VIRTUS LIFESCI BIOTECH CLINICAL TRIALS ETF
TICKER: BBC

EXCHANGE: NYSE Arca, Inc.

February 28, 2025

each a series of

ETFis Series Trust I
31 West 52nd Street, 16th Floor
New York, NY 10019
Telephone: (888) 383-0553

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the prospectus (“Prospectus”) for the Virtus LifeSci Biotech Products ETF (Ticker: BBP) (the “Products Fund”) and the Virtus LifeSci Biotech Clinical Trials ETF (Ticker: BBC) (the “Clinical Trials Fund” and, together with the Products Fund, the “Funds” and, each, a “Fund”), each a series of ETFis Series Trust I (the “Trust”), dated the same date as this SAI, which incorporates this SAI by reference in its entirety. Because this SAI is not itself a prospectus, no investment in shares of a Fund should be made solely upon the information contained herein. Copies of the Prospectus for the Funds may be obtained at no charge by writing or calling the Funds at the address or phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus. No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus, and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust. The SAI does not constitute an offer to sell securities.

The Fund’s financial statements are incorporated herein by reference to the Fund’s most recent Form N-CSR  for the fiscal year ended October 31, 2024, and are hereby deemed to be part of this SAI. You may obtain a copy of the Fund’s financial statements and Form N-CSR at no charge by request to the Fund at the address or phone number noted below. A copy of the Prospectus for the Fund may be obtained, without charge, by calling (888) 383-0553 or visiting www.virtusetfs.com, or writing to the Trust, c/o VP Distributors, LLC, One Financial Plaza, Hartford, CT 06103.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Delaware statutory trust on September 20, 2012 and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust currently consists of 10 investment portfolios: InfraCap MLP ETF (Ticker: AMZA); InfraCap REIT Preferred ETF (Ticker: PFFR); Virtus InfraCap U.S. Preferred Stock ETF (Ticker: PFFA); Virtus LifeSci Biotech Clinical Trials ETF (Ticker: BBC); Virtus LifeSci Biotech Products ETF (Ticker: BBP); Virtus Newfleet Multi-Sector Bond ETF (Ticker: NFLT); Virtus Private Credit Strategy ETF (Ticker: VPC); Virtus Real Asset Income ETF (Ticker: VRAI); Virtus Reaves Utilities ETF (Ticker: UTES); and Virtus WMC International Dividend ETF (Ticker: VWID). Other portfolios may be added to the Trust in the future. Each Fund is classified as a diversified management investment company under the 1940 Act. The shares of the Funds are referred to herein as “Fund Shares” or “Shares.” The offering of Shares is registered under the Securities Act of 1933 (the “Securities Act”).

Prior to September 1, 2017, Virtus LifeSci Biotech Clinical Trials ETF and Virtus LifeSci Biotech Products ETF were known as BioShares Biotechnology Clinical Trials Fund and BioShares Biotechnology Products Fund, respectively.

The Funds’ investment adviser is Virtus Investment Advisers, LLC (the “Adviser”). The Adviser has acted as an investment adviser for over 80 years.

Each Fund offers and issues Shares at net asset value (the “NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”), generally in exchange for cash or a basket of securities included in the Fund’s portfolio (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares are generally redeemable only in Creation Units and, generally, in exchange for cash or Deposit Securities and a Cash Component. Creation Units are aggregations of Shares and are available only to certain large institutions, referred to as “Authorized Participants,” that enter into agreements with VP Distributors, LLC (the “Distributor”). In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit.

FUND NAME AND INVESTMENT POLICY. Each Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in securities of companies operating in the biotechnology industry (the “Names Rule Policy”). For this Names Rule Policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket of the Names Rule Policy if they have economic characteristics similar to the other investments included in the basket. To the extent sufficient information is reasonably available, each Fund will also consider the holdings of any ETF and other U.S. registered investment companies in which it invests when determining compliance with the Fund’s Names Rule Policy. Each Fund’s Names Rule Policy is not a “fundamental” policy, which means that it may be changed without a vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. However, under Rule 35d-1, shareholders must be given notice at least 60 days prior to any change by a Fund of its Names Rule Policy.

EXCHANGE LISTING AND TRADING

Each Fund’s Shares trade on the NYSE Arca, Inc. (the “Exchange”) at market prices that may be below, at or above NAV. There can be no assurance that the requirements of the Exchange necessary for a Fund to maintain the listing of its Shares will continue to be met. The Exchange will consider the suspension of trading and delisting of the Shares of a Fund if (i) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act, (ii) following the initial 12-month period after commencement of trading of Fund Shares, there are fewer than 50 beneficial holders of Shares of a Fund, (iii) any other applicable listing requirements set forth in the Exchange’s listing rules are not continuously maintained, or (iv) any other event occurs or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of a Fund’s Shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

OTHER INVESTMENT POLICIES

The following policies supplement each Fund’s investment objective and policies as described in the Prospectus for the Funds. Unless a Fund’s Prospectus or this SAI states that a percentage limitation or fundamental or non-fundamental restriction applies on an ongoing basis, it applies only at the time a Fund makes an investment.

GENERAL INVESTMENT RISKS. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund’s investment program will be successful. Investors should carefully review the descriptions of the Fund’s investments and its risks in this SAI and the Prospectus.

CONVERTIBLE SECURITIES. The Fund may invest directly or indirectly in securities convertible into common stock if, for example, the Adviser believes that a company’s convertible securities are undervalued in the market. Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks and warrants. Convertible securities are subject to risks associated with the performance of the company underlying the securities, as well as the underlying instruments. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

DERIVATIVE INSTRUMENTS. A derivative is a financial instrument whose value is dependent upon the value of other assets, rates or indices. The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in derivative instruments (including futures and options on such futures) imposed by the provisions of the 1940 Act and the rules thereunder. Additionally, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”), with respect to the Fund. Therefore, the Adviser is not subject to regulation or registration as a commodity pool operator under the CEA.

Legal and regulatory changes may substantially affect over-the-counter (“OTC”) derivatives markets, and such changes may impact a Fund’s use of such instruments. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010 (the “Dodd-Frank Act”), provides for the regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from a fund with respect to such derivatives. Specifically, these regulations require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with a fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps have been adopted and are being phased-in over time.

Options. An option is a contract that gives the purchaser the option, in return for the premium paid, the right, but not the obligation, to buy from or sell to the writer of the option at the exercise price during the term of the option or on a specific date, the security, currency, or other instrument underlying the option. The Fund may write call and put options on securities, ETFs or security indexes to seek income or may purchase or write put or call options for hedging purposes. Options may either be listed on an exchange or traded in over-the-counter markets.

Although not required to do so, each Fund will typically write a call option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, a covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying asset above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying asset decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver (if not cash settled) the underlying asset at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying asset, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position.

Futures Contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade that have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”). No purchase price is paid or received when the contract is entered into. Instead, a Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures commission merchant (“FCM”) an amount of cash, U.S. government securities, suitable money market instruments or liquid, high-grade fixed income securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

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If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the FCM will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the FCM will pay the excess to the applicable Fund. These subsequent payments, called “variation margin,” to and from the FCM, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as “marking to market.” When the futures contract is closed out, if a Fund has a loss equal to or greater than the margin amount, then the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, then the full margin amount and the amount of the gain are paid to the Fund and the FCM pays the Fund any excess gain over the margin amount.

There is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

A Fund will incur brokerage fees when it purchases and sell futures contracts, and margin deposits must be maintained at all times when a futures contract is outstanding. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the futures contract.

While futures positions taken by the Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of underlying asset whenever it appears economically advantageous for the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract. If a Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect a Fund’s current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs, and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in an index future, a Fund may also seek to protect the value of its portfolio against an overall decline in the market for the securities on which the future is based. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a long position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Risks of Purchase and Sale of Futures Contracts. Futures can be volatile instruments and involve certain risks. If the Adviser applies a hedge in a Fund’s portfolio at an inappropriate time or judges market movements incorrectly, futures strategies may lower the Fund’s return. A Fund could also experience losses if the prices of its futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid market.

In general, a Fund will not purchase or sell futures contracts unless either (i) the futures contracts are purchased for “bona fide hedging” purposes (as defined under the CFTC regulations); or (ii) if purchased for other purposes, (A) the sum of the amounts of initial margin deposits and premiums required to establish such positions on the Fund’s existing futures would not exceed 5% of the liquidation value of the Fund’s portfolio or (B) the aggregate net notional value of commodity futures, commodity options contracts, or swaps positions determined at the time the most recent position was established does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into.

EQUITY SECURITIES.

Direct and Indirect Common Stock. The Fund may invest in equity securities, both directly and indirectly through investments in shares of ETFs and other investment companies, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of securities and instruments described in this SAI and in the Prospectus. The equity portion of each Fund’s portfolio may include common stocks traded on domestic or foreign securities exchanges or on the over-the-counter market. In addition to common stocks, the equity portion of the Fund’s portfolio may also include preferred stocks, convertible preferred stocks, convertible bonds and other equity securities. Prices of equity securities in which the Fund may invest may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

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Exchange-Traded Products (“ETPs”). The Fund may invest in exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”) and other ETPs. The shares of an ETF may be assembled in a block (e.g., 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days. ETPs other than ETFs are issued in shares or units, and trade on exchanges like ETFs.

There is a risk that the underlying ETPs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETPs, such as the trustees or sponsors, to close or otherwise fail to perform their obligations to the ETPs. Also, because the ETPs in which the Fund invests may be granted licenses by agreement to use various indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETPs may terminate if such license agreements are terminated. In addition, an ETP may terminate if its net assets fall below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETP, it will be able to invest instead in shares of an alternate ETP with a similar strategy, there is no guarantee that shares of an alternate ETP would be available for investment at that time.

Investments in ETPs involve certain inherent risks generally associated with investments in conventional registered investment companies (e.g., mutual funds) that hold a portfolio of securities including: (1) risks that the general level of security prices for the ETP’s investment strategy may decline, thereby adversely affecting the value of each share or unit of the ETP; (2) an index-based ETP may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETP and the index with respect to the weighting of securities or number of stocks held; and (3) an index-based ETP may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based.

In addition, ETPs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETP’s shares may trade at a discount to its NAV; (2) an active trading market for an ETP’s shares may not develop or be maintained; (3) trading of an ETP’s shares may be halted if the listing exchange deems such action appropriate; and (4) ETP shares may be delisted from the exchange on which they trade, or activation of “circuit breakers” (which are tied to large decreases in stock prices) may halt trading temporarily. ETPs are also subject to the risks of the underlying securities or sectors in which the ETP is designed to track or invest.

Money Market Funds. In order to maintain sufficient liquidity or to implement investment strategies, the Fund may invest a portion of its assets in shares of one or more money market funds. Generally, money market funds are registered investment companies that seek to earn income consistent with the preservation of capital and maintenance of liquidity by investing primarily in high quality money market instruments, including U.S. government obligations, bank obligations and high-grade corporate instruments. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Company or any other governmental agency, entity or person. While investor losses in money market funds have been rare, they are possible. In addition, the Fund will incur additional indirect expenses to the extent it invests in shares of money market funds due to acquired fund fees and other costs.

Other Investment Companies. Under the 1940 Act, the Fund may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”). Accordingly, the Fund is subject to the 3% Limitation unless (i) permitted by SEC rule to exceed the 3% Limitation; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such SEC rule.

To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent the Fund from allocating its investments in the manner that the Adviser considers optimal, or cause the Adviser to select a similar basket of securities (pre-selected groups of securities related by index or sector made available through certain brokers at a discount brokerage rate) or a similar index-based mutual fund or other investment company as an alternative. The Fund’s investments in other investment companies will be subject to the same 3% Limitation described above.

Preferred Stock. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Preferred stocks may include the obligation to pay a stated dividend. The price of preferred stocks could depend more on the size of the dividend than on the company’s performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect the price of preferred stock.

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Real Estate Securities. The Fund will not invest directly in real estate, but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests issued in real estate investment trusts (“REITs”). REITs are generally publicly traded on national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates, possible declines in the value of and demand for real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a given market and environmental problems.

The Fund may invest in global real estate companies outside the U.S. These companies include, but are not limited to, companies with similar characteristics to a REIT structure, in which revenue consists primarily of rent derived from owned, income producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

Warrants and Rights. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. The holders of warrants and rights have no voting rights, and receive no dividends, with respect to the equity interests underlying warrants or rights, and will have no rights with respect to the assets of the issuer, until the warrant or right is exercised. Investments in warrants and rights involve certain risks, including, without limitation, the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

FOREIGN SECURITIES. The Fund may invest directly or indirectly in foreign equity securities traded on U.S. exchanges, in over-the-counter markets or in the form of depositary receipts described below. The Fund may also invest in foreign currency and foreign currency-denominated securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards, including recordkeeping standards, comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. Some foreign countries impose conditions and restrictions on foreigners’ ownership of interests in local issuers, including restricting ownership to certain classes of investment in an issuer, which may reduce potential investment returns and impair disposition of those investments. Additional costs associated with an investment in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries because of inconsistent legal interpretations or less defined legal and regulatory provisions or because of corruption or influence on local courts.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars or other governmental intervention. There may be a greater possibility of default by foreign governments or foreign government- sponsored enterprises and securities issued or guaranteed by foreign governments, their agencies, instrumentalities or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments. From time to time, certain companies in which the Fund invests may operate (a) in, or have dealings with, countries subject to sanctions, embargoes or other government actions imposed by the U.S. Government or the United Nations and/or (b) in countries the U.S. Government has identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance or the Fund’s ability to invest or hold securities of such companies. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. Government identifies as state sponsors of terrorism or subjects to sanction, which could also negatively affect the company’s performance. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects.

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Depositary Receipts. ADRs provide a method whereby the Fund may invest in securities issued by companies whose principal business activities are outside the United States. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that participates in a sponsored program. Generally, ADRs are designed for use in the U.S. securities markets, and are denominated in U.S. dollars, while the underlying securities of the ADRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the ADR and, therefore, the value of the Fund’s portfolio, either positively or negatively (i.e., foreign currency risk). In addition to foreign currency risk, ADRs present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include political, economic or legal developments in the company’s home country (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), withholding taxes on dividend or interest payments or capital transactions or other restrictions. In addition, although the ADRs in which the Fund invests are listed on major U.S. exchanges, there can be no assurance that a market for these securities will be made or maintained or that any such market will be or remain liquid. If that happens, the Fund may have difficulty selling securities, or selling them quickly and efficiently at the prices at which they have been valued.

The Fund may also invest in GDRs and European Depositary Receipts (“EDRs”). GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin American to offer shares in many markets around the world. EDRs are similar to ADRs and GDRs, except they are typically issued by European banks or trust companies, denominated in foreign currencies and designed for use outside the U.S. securities markets.

Emerging Market Securities. An “emerging market” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Investing in emerging markets involves greater risks and uncertainties than in more established markets, such as exposure to potentially unstable governments, the risk of nationalization of business, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights. In addition, the securities markets of emerging market countries (and participants in those markets) are typically subject to less government supervision and regulation, and possible arbitrary and unpredictable enforcement of securities regulations and other laws, as well as differences in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers and difficulty in obtaining and/or enforcing a judgement in a court outside of the United States. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. The securities markets in emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States and other developed countries. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. A limited number of issuers in emerging markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in these countries may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. The inability of the Fund to dispose fully and promptly of positions in declining markets would cause the Fund’s NAV to decline as the values of the unsold positions are marked to lower prices. In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Foreign Currency Transactions. Investments in foreign securities involve currency risk. The Fund may engage in various transactions to hedge currency risk, but is not required to do so. The instruments the Fund may use for this purpose include, without limitation, forward foreign currency contracts, foreign currency futures contracts and options on foreign currencies.

A forward foreign currency contract is an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price established at the time of the contract. These contracts are entered into directly between currency traders and their customers. The Fund may use these contracts to purchase or sell a foreign currency for the purpose of locking in the U.S. dollar price of foreign securities the Fund has agreed to purchase or the amount in U.S. dollars that the Fund will receive when it has sold foreign securities.

Currency futures contracts are similar to forward currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. The Fund may purchase or sell foreign currency futures contracts to protect against fluctuations in the U.S. dollar values of foreign securities. For example, the Fund may sell a futures contract on a foreign currency when it holds securities denominated in that currency and it anticipates a decline in the value of that currency relative to the U.S. dollar. If such a decline were to occur, the resulting adverse effect on the value of the foreign- denominated securities may be offset, in whole or in part, by gains on the futures contract. A currency option is the right - but not the obligation - to buy (in the case of a call) or sell (in the case of a put) a set amount of one currency for another at a predetermined time in the future. The two parties to a currency option contract are the option buyer and the option seller/writer. The option buyer may, for an agreed upon price, purchase from the option writer a commitment that the option writer will sell (or purchase) a specified amount of a foreign currency upon demand. The option extends only until the stated expiration date. The rate at which one currency can be purchased or sold is one of the terms of the option and is called the strike price. The total description of a currency option includes the underlying currencies, the contract size, the expiration date, the strike price and whether the option is an option to purchase the underlying currency (a call) or an option to sell the underlying currency (a put). There are three types of option expirations, American-style, European-style and Bermuda-style. American-style options can be exercised on any business day prior to the expiration date. European-style options can be exercised at expiration only. Bermuda-style options can be exercised at the date of expiration, and on certain specified dates that occur between the purchase date and the date of expiration.

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The use of foreign currency transactions involves risks, including the risk of imperfect correlation between movements in futures or options prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency transactions also depends on the ability of the Adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the Adviser’s judgment will be accurate. The use of foreign currency transactions also exposes the Fund to the general risks of investing in futures and options contracts, including: the risk of an illiquid market and the risk of adverse regulatory actions. Any of these factors may cause the Fund to lose money on its foreign currency transactions.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient liquid assets to meet the purchase price. In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

ILLIQUID AND RESTRICTED INVESTMENTS. Illiquid investments are those that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may invest up to 15% of its net assets in illiquid investments. Historically, illiquid investments have included those subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act (“restricted securities”), investments that are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Such investments may offer higher yields than comparable publicly traded securities, and they also may incur higher risks.

Although the investments described in this section generally will be considered illiquid, an investment’s contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the investment and therefore these investments may be determined to be liquid in accordance with guidelines established by the Board. The Trustees have delegated to the Adviser the determination of the liquidity of such investments in the respective Fund’s portfolio as administrator of the Fund’s liquidity risk management program. The Adviser will take into account relevant market, trading and investment-specific considerations when determining whether an investment is illiquid.

If illiquid investments exceed 15% of the Fund’s net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid investments. Because illiquid investments may not be readily marketable, the Adviser may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments held by the Fund may cause the NAV of the Fund to decline. An investment that is determined by the Adviser to be liquid may subsequently revert to being illiquid if not enough buyer interest exists.

The Funds may purchase Rule 144A securities sold to institutional investors without registration under the Securities Act and commercial paper issued in reliance upon the exemption in Section 4(a)(2) of the Securities Act, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer’s ability to honor a demand for repayment of the unregistered security.

Restricted securities ordinarily can be sold by the Fund in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable amount of time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Trustees or their delegate.

The Fund’s difficulty valuing and selling restricted securities and illiquid investments may result in a loss or be costly to the Fund. If a substantial market develops for a restricted security or other illiquid investment held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines adopted by the Trust on behalf of the Fund.

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MARKET VOLATILITY RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. For example, the recent spread of a novel coronavirus known as COVID-19 resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Additionally, Russia began a large-scale invasion of Ukraine in February 2022, which has led to various countries, including the United States, imposing economic sanctions on certain Russian individuals and Russian corporate and banking entities, and the value and liquidity of Russian securities and the Russian currency have experienced significant declines. Russia’s military incursion and resulting sanctions (and other consequences related to the invasion, such as boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals) could have a severe adverse effect on the region’s economies and more globally, including significant negative impacts on the financial markets for certain securities and commodities, such as oil and natural gas, and thus could further decrease the value and liquidity of the Fund’s investments. The extent and duration of military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial and prolonged. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or adjoining geographic regions.

MONEY MARKET INSTRUMENTS. The Fund may invest directly and indirectly in money market instruments including, without limitation, U.S. Government obligations or corporate debt obligations (including, without limitation, those subject to repurchase agreements). Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of banks, Commercial Paper, and Master Notes. Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit is an unsecured, interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest directly in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s Investor Services, Inc., S&P Global Ratings or Fitch, Inc. or, if not rated, is deemed to be of equivalent quality. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. The interest rate on a Master Note may fluctuate based on changes in specified interest rates or may be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Master Notes are generally illiquid and therefore subject to the Fund’s percentage limitation for illiquid investments.

SHORT SALES. The Fund may enter into short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete a short sale, the Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs, and then sell the borrowed security to a buyer in the market. The Fund will cover its short position by buying shares in the market either (i) at its discretion or (ii) when called by the broker-dealer lender. Until the security is replaced, the Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan. In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

In addition, the Fund may make short sales “against the box,” which occur when the Fund sells a security short while owning securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including, without limitation, interest, in connection with opening, maintaining and closing short sales against the box.

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BORROWING. The Fund may, subject to the restrictions of the 1940 Act, borrow money from banks. In the event the Fund should ever borrow money, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets. The 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) provided that, immediately after any such borrowing, there is an asset coverage of at least 300% for all such borrowings, and provided further that, in the event that the Fund’s asset coverage at any time falls below 300%, the Fund reduce its existing borrowings (within three days, excluding Sundays and holidays) to the extent necessary to comply with the foregoing limitation.

CYBERSECURITY RISK. The Funds, like all companies, may be susceptible to operational and information security risks, or risks of catastrophic systems failures by critical service providers. Cybersecurity incidents can also result from deliberate cyberattacks or unintentional events and may arise from external or internal sources. Cyberattacks may include infection by malicious software or gaining unauthorized access to digital systems, networks or devices that are used to service the Funds’ operations (e.g., by “hacking” or “phishing”). Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). These cyberattacks could cause the misappropriation of assets or personal information, corruption of data or operational disruptions. Geopolitical tensions may, from time to time, increase the scale and sophistication of deliberate cyberattacks. Cybersecurity or critical systems failures or breaches of the Funds, their service providers, index providers, Authorized Participants or the issuers of securities in which the Funds invest, have the ability to cause disruptions, impact business operations and impede trading, potentially resulting in financial losses, the inability of Authorized Participants to process transactions, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result.

INVESTMENT LIMITATIONS

Each Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of its outstanding voting Shares. A “majority” for this purpose means the lesser of (i) 67% of the applicable Fund’s outstanding Shares represented in person or by proxy at a meeting at which more than 50% of its outstanding Shares are represented; or (ii) more than 50% of the applicable Fund’s outstanding Shares. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

FUNDAMENTAL RESTRICTIONS. As a matter of fundamental policy, each Fund:

(1)	With respect to 75% of its total assets, may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund;

(2)	may not issue senior securities, except as permitted by the 1940 Act;

(3)	may not borrow money (including, without limitation, borrowing to meet redemptions), except to the extent permitted under the 1940 Act;

(4)	may not pledge, mortgage or hypothecate its assets;

(5)	may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(6)	may not make loans, provided that the Fund may lend its portfolio securities in an amount up to 33 1/3% of total Fund assets;

(7)	may not purchase or sell real estate or interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities);

(8)	will concentrate (as that term may be defined or interpreted under the 1940 Act and the rules and regulations promulgated thereunder) its investments in the securities of issuers engaged primarily in the biotechnology industry; and

(9)	may not invest in commodities.

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NON-FUNDAMENTAL RESTRICTIONS. The following investment limitations are not fundamental and may be changed by the Board without shareholder approval. As a matter of non-fundamental policy, each Fund may not:

(1)	purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(2)	make investments for the purpose of exercising control or management over a portfolio company;

(3)	invest in securities of other registered investment companies, except as permitted under the 1940 Act;

(4)	invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock of companies that invest in or sponsor such programs; or

(5)	purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants.

With respect to the fundamental and non-fundamental investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule.

With respect to the above fundamental investment restriction on borrowing money, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices will not constitute borrowing.

With respect to the above fundamental investment restriction on pledging, mortgaging or hypothecating assets, any such activity to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with (i) writing covered put or call options, (ii) the purchase of securities on a when-issued or forward commitment basis, or (iii) collateral or initial or variation margin arrangements with respect to options, forward contracts, futures contracts (including those relating to indices), or options on futures contracts or indices will not be considered pledging, mortgaging or hypothecating assets.

With respect to the above fundamental investment restriction on making loans, investment in U.S. government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements will not be deemed to be the making of a loan.

With respect to the above fundamental investment restriction regarding industry concentration, an issuer will be considered to be “engaged primarily in the biotechnology industry” if (i) at least 50% of its gross income or its net sales are derived from activities in the biotechnology industry; (ii) at least 50% of its assets are devoted to producing revenues in the biotechnology industry; or (iii) based on other available information, the Fund’s portfolio manager(s) determines that the issuer is otherwise within the biotechnology industry.

With respect to the above fundamental investment restriction on investments in commodities, the purchase or sale by the Fund of options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices or interests in equity securities issued by companies (including, without limitation, investment companies) that hold or invest in one or more commodities as their sole or principal business activity will not be considered an investment in commodities.

With respect to the above non-fundamental investment restriction on purchasing securities on margin, short sales of securities and futures trades, forward contracts or similar trades requiring margin deposits or other use of a margin account will not be considered purchasing securities on margin.

The 1940 Act allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets and the Fund will, to the extent necessary, reduce its existing borrowings (within three days, excluding Sundays and holidays) to comply with the provisions of the 1940 Act.

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MANAGEMENT AND OTHER SERVICE PROVIDERS

The Board is responsible for the supervision and oversight of each Fund. The Board approves all significant agreements between the Trust, on behalf of each Fund, and those companies that furnish services to each Fund; reviews the performance of each Fund; and oversees the business activities of each Fund. This section of the SAI provides information about the persons who serve as trustees (“Trustees”) and executive officers to the Trust, as well as the entities that provide services to the Trust.

TRUSTEES AND OFFICERS. Following are the Trustees and executive officers of the Trust, their years of birth and addresses, their present positions with the Trust, and their principal occupations during the past five years. Those Trustees who are “interested persons” as defined in the 1940 Act (“Interested Trustees”) and those Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”), are identified in the table. The address of each Trustee and executive officer of the Trust, unless otherwise indicated, is 31 West 52nd Street, 16th Floor, New York, New York 10019.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Myles J. Edwards Year of Birth: 1961	Trustee	Since 2016	Chief Executive Officer and Chief Compliance Officer (since 2024), Disruptive Securities LLC; General Counsel and Chief Compliance Officer (since 2021), Sanctuary Securities, Inc. and Sanctuary Advisors, LLC; Chief Compliance Officer (since 2020), 1776 Wealth, Inc.; General Counsel and Chief Compliance Officer (since 2019), Bruderman Brothers, LLC and Bruderman Asset Management, LLC; Chief Compliance Officer (since 2018), Netrex Capital Markets, LLC; Chief Executive Officer (since 2018), Final Compliance; and Chief Compliance Officer (since 2018), Knight Vinke.	20	Trustee (since 2015), Virtus ETF Trust II (10 portfolios)
James A. Simpson Year of Birth: 1970	Trustee	Since Inception	President (since 2009), ETP Resources, LLC (a financial services consulting company).	2019	Trustee (since 2018), Asset Management Fund (4 portfolios); Trustee (since 2015), Virtus ETF Trust II (10 portfolios)
Robert S. Tull, Jr. Year of Birth: 1952	Trustee	Since Inception	President (since 2017), Procure Holdings, Procure Expertise and Procure Innovations; Owner (since 2017), Pegassets LLC IP licensing of EAM; Equity Owner (since 2018), Turing Technology Associates.	20	Trustee (since 2015), Virtus ETF Trust II (10 portfolios); Trustee (since 2017), Procure Holdings, Procure Expertise and Procure Innovations; and Board member (since 2018), LGBTQ Loyalty Holdings Inc.
INTERESTED TRUSTEE**
William J. Smalley Year of Birth: 1983	Trustee, President and Chief Executive Officer	Since Inception	President (since 2012), Virtus ETF Solutions LLC; Managing Principal (2012 to 2016) and Executive Vice President (2016 to 2019), ETF Distributors LLC; Managing Director (since 2012), Virtus ETF Advisers LLC; President and Chief Executive Officer (since 2013), ETFis Series Trust I; and President and Chief Executive Officer (since 2015), Virtus ETF Trust II.	10	None

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Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
OTHER EXECUTIVE OFFICERS
Timothy Branigan Year of Birth: 1976	Fund Chief Compliance Officer Deputy Fund Chief Compliance Officer Assistant Chief Compliance Officer	Since 2022 February 2022 to June 2022 2020 to 2022	Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.	N/A	N/A
Daphne Chisolm Year of Birth: 1969	Chief Legal Officer and Secretary	Since May 2023	Vice President and Senior Counsel (since 2023), Virtus Investment Partners, Inc.; Attorney at Law engaged in private practice as a solo practitioner (2018 to 2023); and various officer positions (since 2023) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.	N/A	N/A
Brinton W. Frith Year of Birth: 1969	Treasurer and Chief Financial Officer	Since Inception	President (since 2013), Virtus ETF Advisers LLC; Vice President (since 2016) and Managing Director (since 2013), Virtus ETF Solutions LLC; Treasurer and Chief Financial Officer (since 2013), ETFis Series Trust I; and Treasurer and Chief Financial Officer (since 2015), Virtus ETF Trust II.	N/A	N/A
Julia Short Year of Birth: 1972	Senior Vice President	Since 2022	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).	N/A	N/A
Richard W. Smirl Year of Birth: 1967	Executive Vice President	Since 2022	Chief Operating Officer (since 2021); Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.	N/A	N/A

*	As of the date of this SAI, the Fund Complex consisted of the Trust, which consisted of 10 portfolios — InfraCap MLP ETF, InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, Virtus Reaves Utilities ETF, and Virtus WMC International Dividend ETF — and Virtus ETF Trust II, which consisted of ten portfolios — Virtus Duff & Phelps Clean Energy ETF, Virtus Newfleet ABS/MBS ETF, Virtus Newfleet Short Duration High Yield Bond ETF, Virtus Newfleet Short Duration Core Plus Bond ETF, Virtus Seix Senior Loan ETF, Virtus Terranova U.S. Quality Momentum ETF, Virtus Stone Harbor Emerging Markets High Yield Bond ETF, Virtus AlphaSimplex Managed Futures ETF, Virtus KAR Mid-Cap ETF, and Virtus SEIX AAA Private Credit CLO ETF.
**	Mr. Smalley is an Interested Trustee because he is an employee of the Adviser.

Board Structure. The Trust’s Board includes three Independent Trustees and one Interested Trustee, Mr. Smalley, who is Chairman of the Board. Each Trustee serves an indefinite term, until a successor is elected, qualified and serving as a Trustee. The Board has not appointed an Independent Trustee to serve as lead Independent Trustee. The Board believes this structure is appropriate because, among other things, the Board’s current small size and the small number of funds in the Trust permit Trust management to communicate with each Independent Trustee as and when needed, and permit each Independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function. The Board may consider appointing an independent Chairman or a lead Independent Trustee in the future, particularly if the Board’s size or the Trust’s complexity materially increases.

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With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and the Funds. During these meetings, the Board receives reports from the Adviser, the Trust’s sub-advisers, Trust management, the Funds’ administrator, transfer agent and distributor, and the Trust’s Chief Compliance Officer (the “CCO”), on regular quarterly items and, where appropriate and as needed, on specific issues. As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the CCO to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee and a Nominating Committee (discussed in more detail below). Each Committee is comprised entirely of Independent Trustees. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Qualification of Trustees. The Board has considered each Trustee’s experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board. In this regard, the Board has considered the following specific experience, qualifications, attributes and/or skills for each Trustee:

James A. Simpson	Mr. Simpson has experience as an independent trustee for other ETFs and as President of ETP Resources, a financial information services company that provides detailed reference data on U.S.-listed exchange-traded products. He also has experience working for financial institutions and securities exchanges and has consulted with respect to the development of exchange-traded products.
Robert S. Tull, Jr.	Mr. Tull has experience as an independent trustee for other ETFs and as a consultant to financial companies and as chief operating officer to financial services companies. Mr. Tull has also assisted with the development of exchange-traded products.
Myles J. Edwards	Mr. Edwards has experience as general counsel, chief compliance officer and chief operating officer of SEC registered investment advisers, hedge funds and FINRA member broker-dealers.
William J. Smalley	Mr. Smalley has experience in the financial industry, including the development of exchange-traded products, and is a founder of the Adviser and the Distributor.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Trustee Standing Committees. The Board has established the following standing committees:

Audit Committee: The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees each Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of each Fund’s financial statements and interacts with each Fund’s independent auditors on behalf of the Board. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met five times during the past fiscal year.

Nominating Committee: The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects and appoints Independent Trustees to fill vacancies on the Board and to stand for election at appropriate meetings of the shareholders of the Trust. The Nominating Committee meets only as necessary. The Nominating Committee did not meet during the past fiscal year. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.

Beneficial Ownership of Shares of the Fund. The table below shows, for each Trustee, the value of shares of the Funds beneficially owned, and the aggregate value of investments in shares of all funds in the Fund complex, as of December 31, 2024, and stated as one of the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Products Fund	Dollar Range of Equity Securities in the Clinical Trials Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Family of Investment Companies
James A. Simpson	A	A	C
Robert S. Tull, Jr.	A	A	A
Myles J. Edwards	A	C	C
William J. Smalley	A	B	E

Ownership in Fund Affiliates. As of December 31, 2024, none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of the Adviser, the Funds’ principal underwriter or any affiliate of the Adviser or the principal underwriter.

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Compensation. Officers of the Trust and the Trustees who are interested persons of the Trust or the Adviser receive no salary from the Trust. Each Independent Trustee receives $50,000 per year for the entire Fund Complex and the Audit Committee chair receives an additional $5,000 per year for the entire Fund Complex. The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance at Board or committee meetings. Unless otherwise noted, the Trustees received the following compensation for the fiscal year ended October 31, 2024:

Name of Trustee	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Trustees*
INDEPENDENT TRUSTEES
James A. Simpson	Products Fund: $3,265 Clinical Trials Fund: $3,265	None	None	$55,000
Robert S. Tull, Jr.	Products Fund: $2,960 Clinical Trials Fund: $2,960	None	None	$50,000
Myles J. Edwards	Products Fund: $2,960 Clinical Trials Fund: $2,960	None	None	$50,000
INTERESTED TRUSTEE
William J. Smalley	None	None	None	None

*For the calendar year ended December 31, 2024.

CODES OF ETHICS. The Trust, the Adviser, and the Funds’ principal underwriter have each adopted a code of ethics, as required by Rule 17j-1 under the 1940 Act, that is designed to prevent personnel of the Trust, the Adviser, and the Funds’ principal underwriter subject to the codes from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to the codes). The codes of ethics permit personnel of the Trust, the Adviser, and the principal underwriter subject to the codes to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions and pre-approval requirements. In addition, the codes of ethics of the Trust, the Adviser, and the principal underwriter require that access persons of such entities report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics.

ANTI-MONEY LAUNDERING PROGRAM. The Trust has adopted an anti-money laundering (“AML”) program, as required by applicable law, that is designed to prevent a Fund from being used for money laundering or the financing of terrorist activities. The Trust’s AML Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Funds’ service providers are also responsible for monitoring aspects of the AML program. The AML program is subject to the continuing oversight of the Board.

PROXY VOTING POLICIES. The Trust has adopted a proxy voting and disclosure policy that delegates to each Fund’s proxy voting manager the authority to vote proxies for the Fund, subject to oversight of the Board. The Adviser serves as the proxy voting manager for each Fund. Copies of the Trust’s Proxy Voting Policy and Procedures, which have been adopted by the Adviser with respect to voting proxies for each Fund, are included as Appendix A to this SAI.

No later than August 31 of each year, the Trust files Form N-PX with the SEC. Form N-PX states how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30. Each Fund’s proxy voting records, as set forth in its most recent Form N-PX filing, are available upon request, without charge, by calling the Fund at (866) 383-7636. This information is also available on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2025, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of the then outstanding shares in each Fund.

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Although the Funds do not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants, as of January 31, 2025, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund is set forth in the table below:

VIRTUS LIFESCI BIOTECH PRODUCTS ETF

Name & Address	Percentage

Charles Schwab & Co., Inc.	21.83%
2423 E Lincoln Drive
Phoenix, Arizona 85016-1215

National Financial Services LLC	21.00%
Newport Office Center 3
499 Washington Boulevard NJ4C
Jersey City, NJ 07310

Raymond James & Associates Inc.	7.80%
880 Carillon Parkway
St. Petersburg, FL 33716

Pershing LLC	7.28%
One Pershing Plaza
Jersey City, NJ 07399

RBC Capital Markets, LLC	7.07%
60 S 6th Street
Minneapolis, MN 55402-4400

Morgan Stanley Smith Barney LLC	5.65%
1300 Thames Street, 6th Fl.
Baltimore, MD 21231

Bank of America	5.65%
1401 Elm Street, 16th floor
Dallas, TX 75202

Citibank, NA	5.51%
3800 Citibank Center
Building B/1st Floor/Zone 8
Tampa, FL 33610-9122

VIRTUS LIFESCI BIOTECH CLINICAL TRIALS ETF

Name & Address	Percentage
National Financial Services LLC	29.29%
Newport Office Center 3
499 Washington Boulevard NJ4C
Jersey City, NJ 07310

Charles Schwab & Co., Inc.	24.92%
2423 E Lincoln Drive
Phoenix, Arizona 85016-1215

Morgan Stanley Smith Barney LLC	7.85%
1300 Thames Street, 6th Fl.
Baltimore, MD 21231

LPL Financial LLC	6.17%
4707 Executive Drive
San Diego, CA 92121-1968

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MANAGEMENT SERVICES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management of the Funds.”

ADVISER. Virtus Investment Advisers, LLC (formerly known as Virtus Investment Advisers, Inc.) (“VIA” or the “Adviser”), located at One Financial Plaza, Hartford, Connecticut 06103, serves as the investment adviser to the Funds. VIA, an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business, acts as the investment adviser for over 60 mutual funds. VIA has acted as an investment adviser for over 80 years. As of September 30, 2024, VIA had approximately $49.3 billion in assets under management.

The Adviser has overall responsibility for the general management and administration of the Trust, pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”). The Advisory Agreement is effective for an initial two-year period and will remain in effect thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Independent Trustees. The Advisory Agreement is terminable without penalty on 60 days’ notice by the Board or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties; or from the reckless disregard of its duties and obligations under the Advisory Agreement.

Adviser Compensation. The Adviser receives a monthly fee at the annual rate of 0.79% of each Fund’s average daily net assets (the “Advisory Fee”). The Advisory Fee is structured as a “unified fee.” Accordingly, in consideration of the fees paid with respect to each Fund, the Adviser has agreed to pay all ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Funds: the Adviser’s fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund. For the last three fiscal years ended October 31 the Funds paid the Adviser the following advisory fees:

Fund	2022	2023	2024
Products Fund	$133,073	$137,630	$153,294
Clinical Trials Fund	$171,768	$102,495	$84,796

PORTFOLIO MANAGERS

Ownership of Fund Shares. The Funds’ portfolio managers are Matthew B. Brown and Seth Kadushin. The table below shows, for the portfolio manager, the value of shares of the Fund beneficially owned, as of December 31, 2024 and stated as one of the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; and E = $100,001 to $500,000; F = $500,001 to $1,000,000 and G = over $1,000,000.

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund
Matthew B. Brown	VIRTUS LIFESCI BIOTECH PRODUCTS ETF	C
	VIRTUS LIFESCI BIOTECH CLINICAL TRIALS ETF	C
Seth Kadushin	VIRTUS LIFESCI BIOTECH PRODUCTS ETF	A
	VIRTUS LIFESCI BIOTECH CLINICAL TRIALS ETF	A

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Other Accounts. The portfolio managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of December 31, 20243.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Matthew B. Brown	5	$241,697	0	$0	0	$0
Seth Kadushin	5	$241,697	0	$0	0	$0

Material Conflicts of Interest. Because each of the portfolio managers may at times manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. The portfolio managers may manage portfolios having substantially the same investment style as a Fund. However, the portfolios managed by the portfolio managers may not have portfolio compositions identical to those of a Fund due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The portfolio managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, the portfolio managers may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios may have fee structures that are or have the potential to be higher than the advisory fees paid by the Funds, which can cause potential conflicts in the allocation of investment opportunities between a Fund and the other accounts. In addition, current trading practices would not allow the Adviser to intentionally favor one portfolio over another as trades are executed as trade orders are received.

Compensation. The portfolio managers are compensated by the Adviser and do not receive any compensation directly from the Funds. Each portfolio manager receives their compensation in the form of base salary that is determined by the advisory fee revenue generated by the firm’s assets under management. Thus, portfolio manager compensation is aligned with the interests of the firm’s clients, including each Fund and its investors. The portfolio managers may also earn a bonus each year based on the profitability of the Adviser.

OTHER SERVICE PROVIDERS

ADMINISTRATOR. Under the Administrative Services Agreement, Virtus ETF Solutions LLC (the “Administrator”) serves as the operational administrator of the Trust. The Administrator’s address is 31 West 52nd Street, 16th Floor, New York, New York 10019. Under the Administrative Services Agreement, the Administrator supervises the overall administration of the Trust and the Funds including, among other responsibilities, the coordination and day-to-day oversight of the Funds’ operations, the service providers’ communications with the Funds and each other and assistance with Trust, Board and contractual matters related to the Funds and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust. The Administrator will be indemnified in connection with or arising out of performance of its obligations and duties under this Agreement, except for losses resulting from the willful malfeasance, bad faith or gross negligence of Administrator in the performance of such obligations and duties. The Adviser pays the Administrator out of the Adviser’s advisory fee pursuant to the Adviser’s unified fee arrangement with the Funds. The Adviser paid the Administrator the following fees for each Fund for the fiscal years ended October 31:

Fund	2024	2023	2022
Products Fund	$10,000	$10,000	$10,000
Clinical Trials Fund	$25,000	$25,000	$25,000

ACCOUNTING, CUSTODIAN AND TRANSFER AGENT. Under the Fund Administration and Accounting Agreement (the “Accounting Services Agreement”), The Bank of New York Mellon (“BNY” or the “Accounting Services Administrator”) serves as accounting administrator for each Fund. BNY’s principal address is 240 Greenwich Street, New York, New York 10286. Under the Accounting Services Agreement, BNYprovides necessary administrative, legal, tax, accounting services and financial reporting for the maintenance and operations of the Trust and the Funds. In addition, BNYmakes available the office space, equipment, personnel and facilities required to provide such services.

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BNY provides accounting and administration services to the Trust, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Funds with applicable laws and regulations and arranging for the maintenance of books and records of the Funds. The Adviser pays the Accounting Services Administrator out of the Adviser’s advisory fee pursuant to the Adviser’s unified fee arrangement with the Funds. The Adviser paid BNYthe following fees for accounting and administration services for each Fund for the fiscal years ended October 31:

Fund	2024	2023	2022
Products Fund	$29,784	$29,898	$29,461
Clinical Trials Fund	$30,656	$32,082	$37,660

BNY serves as custodian of each Fund’s assets (the “Custodian”). The Custodian has agreed to (1) make receipts and disbursements of money on behalf of the Funds; (2) collect and receive all income and other payments and distributions on account of each Fund’s portfolio investments; (3) respond to correspondence from Fund shareholders and others relating to its duties; and (4) make periodic reports to each Fund concerning the Fund’s operations. The Custodian does not exercise any supervisory function over the purchase and sale of securities.

BNY serves as transfer agent and dividend paying agent for each Fund (the “Transfer Agent”). The Transfer Agent has agreed to (1) issue and redeem Shares of each Fund; (2) make dividend and other distributions to shareholders of the Funds; (3) respond to correspondence by Fund shareholders and others relating to its duties; (4) maintain shareholder accounts; and (5) make periodic reports to the Funds.

DISTRIBUTOR. VP Distributors, LLC (the “Distributor”) is located at One Financial Plaza, Hartford, CT 06103. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Purchase and Redemption of Creation Units.” The Distributor also acts as an agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. If implemented, the Rule 12b-1 plan is reasonably likely to benefit the Fund and its shareholders by, among other things, increasing advertising of the Fund, encouraging purchases of Shares and services to its shareholders, and increasing or maintaining assets of the Fund so that certain fixed expenses may be spread over a broader asset base, with a positive impact on per share expense ratios. No Rule 12b-1 fees are currently paid by either Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of a Fund’s assets, and over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Under the Distribution and Service Plan, and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

PAYMENTS TO FINANCIAL INTERMEDIARIES. The Adviser or its respective affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of a Fund. Additionally, the Adviser or its respective affiliates may pay, out of their own resources, amounts to financial intermediaries for assistance with communication, distribution of materials and other services for their clients that are shareholders of a Fund, or for other services in connection with the organization or operation of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Board has selected the firm of PricewaterhouseCoopers LLP, located at Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103, to serve as the independent registered public accounting firm for each Fund for the current fiscal year, to audit the annual financial statements of the Funds and to sign as Paid Preparer the federal and state tax returns, as well as apply procedures to the required distribution calculation for federal excise tax purposes. Such firm will audit the financial statements of the Funds at least once each year. A copy of the most recent annual report containing the audit report will accompany this SAI whenever a shareholder or a prospective investor requests it.

LEGAL COUNSEL. Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600 Philadelphia, PA 19103, serves as legal counsel to the Trust and the Independent Trustees.

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SECURITIES LENDING

Subject to certain investment restrictions, each Fund may, subject to the Trustees’ and Trust Treasurer’s approval, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities that will increase the current income of the Fund lending its securities.

A Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the Fund is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. A Fund may pay reasonable fees to persons unaffiliated with the Trust for services in arranging such loans.

Even though securities lending usually does not impose market risks on the lending Fund, as with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. In addition, the value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that a Fund must rely on the collateral to recover the value of the securities. Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, the Fund could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending Fund.

No Fund will lend securities having a value in excess of 33 1/3% of its assets, including collateral received for loaned securities (valued at the time of any loan).

Securities Lending Activities

Pursuant to an agreement between the Funds and BNY, BNY is responsible for the administration and management of each Fund’s securities lending program, including the negotiation of the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Funds’ custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s), arranging for the investment of cash collateral and arranging for the return of loaned securities upon the termination of the loan.

The dollar amounts of income and fees and compensation paid to all service providers related to the Funds’ securities lending activities during the fiscal year ended October 31, 2024 were as follows:

Fund	Gross income[1]	Revenue Split[2]	Cash Collateral Mgt. Fees[3]	Administrative Fees[4]	Indemnification Fees[5]	Rebate Paid to Borrower	Rebate Due from Borrower	Other Fees	Aggregate Fees and/or Compensation of Securities Lending Activities	Net Income from the Securities Lending Activities
Products Fund	$28,019.98	$(21,570.90)	$0	$0	$0	$(5,714,44)	$31,625.32	$0	$4,339.98	$32,359.96
Clinical Trials Fund	$41,400.14	$(49,401.51)	$0	$0	$0	$(12,756.63)	$94,881.57	$0	$32,723.43	$74,122.57

[1]	Gross income includes income from cash collateral reinvestment.
[2]	Revenue split represents the share of revenue generated by the securities lending program and paid to BNY Mellon.
[3]	Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.
[4]	These administrative fees are not included in the revenue split.
[5]	These indemnification fees are not included in the revenue split.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board, the Adviser is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for, each Fund. The Adviser will manage each Fund’s portfolio in accordance with the terms of the applicable Advisory Agreement by and among the Trust on behalf of the Fund.

BROKERAGE SELECTION. Each Fund has adopted, and the Board has approved, policies and procedures relating to the direction of portfolio securities transactions to brokers. In accordance with these policies and procedures, in selecting brokers to be used in portfolio transactions, the Adviser’s general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Adviser considers a number of factors, including, without limitation, the size of the order, the difficulty of execution, the efficiency of the facilities of the executing broker-dealer (including research services), any risk assumed by an executing broker-dealer and other factors that may be unique to a particular order. Recognizing the value of these judgmental factors, the Adviser may select brokers that charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade. The Adviser may not give consideration to sales of Shares of a Fund as a factor in selecting brokers to execute portfolio transactions. The Adviser may, however, place portfolio transactions with brokers that are affiliated with the Adviser or that promote or sell a Fund’s Shares, so long as such transactions are done in accordance with the policies and procedures established by the Board that are designed to ensure that the selection is consistent with the Adviser’s obligation to seek best execution and not based upon the broker’s sales efforts.

Under Section 28(e) of the Exchange Act and the Advisory Agreement, the Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers that provide the Adviser with brokerage, research, analysis, advice and similar services, and the Adviser may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Adviser to a Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and the other clients of the Adviser over the long-term. The research received by the Adviser may include, without limitation: information on the United States and other world economies; information on specific industries, sectors, groups of securities, individual companies, and political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Adviser to determine and track investment results; and trading systems that allow the Adviser to interface electronically with brokerage firms, custodians and other providers. Research may be received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases. In some instances, research products or services received by the Adviser may also be used by the Adviser for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Adviser will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Adviser in connection with advisory clients other than the Funds, and not all such services may be useful to the Adviser in connection with the Funds. Although such information may be a useful supplement to the Adviser’s own investment research in rendering services to the Funds, the value of such research and services is not expected to materially reduce the expenses of the Adviser in the performance of its services under the Advisory Agreement and will not reduce the advisory fees payable by the Funds. Each Fund may invest in securities traded in the over-the-counter market. In these cases, a Fund may initiate trades through brokers on an agency basis and may pay a commission in connection with the transaction. A Fund may also effect these transactions by dealing directly with the dealers that make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions.

The Trust has adopted a policy governing the execution of aggregated advisory client orders (“bunching policy”) in an attempt to lower commission costs on a per-share and per-dollar basis. No Adviser or sub-adviser, as appropriate, shall aggregate transactions across its clients including the Fund unless it believes in its best judgment that such aggregation is consistent with its duty to seek best execution for the Fund. The Adviser or sub-adviser shall document in writing how an aggregated order will be allocated among various client accounts (the “Allocation Order”). No advisory client participating in an aggregated order will be favored over the Fund; and each client that participates in an aggregated order is expected to participate at the average share price for all transactions executed in that security for such order on that day, with all transaction costs allocated pro rata based on each client’s participation in the order. If an aggregated order is filled in its entirety, the executed shares shall be allocated among the Adviser’s or sub-adviser’s clients in accordance with the Allocation Order. If the aggregated order is partially filled, the executed shares shall be allocated pro rata based on the Allocation Order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the Allocation Order if good reason for such different allocation is provided and approved in accordance with the Investment Adviser’s or sub-adviser’s policies and procedures adopted in accordance with this bunching policy

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During the last three fiscal years ended October 31, the Funds paid brokerage commissions as follows:

	2024	2023	2022
Clinical Trials Fund	$17,854	$23,888	$48,397
Products Fund	$14,773	$12,351	$10,021

PORTFOLIO TURNOVER. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of a Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of Shares and by requirements that enable a Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making investment decisions, and a Fund may engage in short-term trading to achieve its investment objectives. High rates of portfolio turnover could lower performance of a Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates. Each Fund’s portfolio turnover rate is set forth in the prospectus, under “Portfolio Turnover” and “Financial Highlights.”

DISCLOSURE OF PORTFOLIO HOLDINGS

PORTFOLIO DISCLOSURE POLICY. The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of each Fund’s portfolio holdings and the use of material non-public information about a Fund’s holdings. The Policy applies to all officers, employees and agents of the Funds. The Policy is designed to ensure that the disclosure of information about a Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of the Fund.

As an ETF, information about a Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of any order of the SEC applicable to the Fund, the regulations of the Exchange and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of the Fund’s anticipated portfolio holdings as of the next Business Day (as defined below). This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Exchange, the National Securities Clearing Corporation (the “NSCC”) and/or third party service providers.

A “Business Day” with respect to a Fund is any day on which the Exchange is open for business. As of the date of this SAI, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Trust will disclose on the Funds’ website at the start of each Business Day the identities and quantities of the securities and other assets held by each Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on the Business Day. Online disclosure of such holdings is publicly available at no charge. The website for the Funds is www.virtusetfs.com.

A Fund may also send a portion or all of this information to shareholders of the Fund and to investment company analysts and rating and trading entities. However, a Fund will not send this information to shareholders of the Fund or to analysts or rating and/or trading entities until such information is at least 30 days old or until one Business Day after the information has been posted to the Funds’ website.

The officers of the Trust and/or the Adviser may share non-public portfolio holdings information with a Fund’s service providers that require such information for legitimate business and Fund oversight purposes, such as the Funds’ operating administrator, fund accounting administrator, transfer agent, distributor, custodian, independent registered public accounting firm, legal counsel, as identified in the Funds’ Prospectus and this SAI, and Quality EDGAR Solutions (a financial EDGARizing, typesetting and printing firm). The Funds and/or the Adviser may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Funds’ service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential. Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

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The Funds’ policies regarding disclosure of portfolio holdings are subject to the continuing oversight and direction of the Board. The Adviser and the Administrator are required to report to the Board any known disclosure of a Fund’s portfolio holdings to unauthorized third parties. Neither Fund has entered (and neither currently intends to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and their shareholders from providing such information, which include the publication of Fund ratings and rankings.

Each Fund is also required to make available to the public a complete schedule of its portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Fund’s fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at (888) 383-0553. Each Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-PORT, as applicable. The Funds’ Form N-CSR and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. The first and third quarter portfolio holdings reports will be filed with the SEC as an exhibit to the Fund’s reports on Form N-PORT, and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual reports, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

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INDICATIVE INTRA-DAY VALUE

The Fund may determine to have the approximate value of a Fund’s investments on a per-Share basis, the Indicative Intra-Day Value (“IIV”), disseminated by the Exchange every 15 seconds during hours of trading on the Exchange. Any disseminated IIV should not be viewed as a “real-time” update of NAV because the IIV, if disseminated would be calculated by an independent third party and may not be calculated in the exact same manner as NAV, which is computed once per day.

Any IIV disseminated for each Fund will be calculated during hours of trading on the Exchange by dividing the “Estimated Fund Value” as of the time of the calculation by the total number of outstanding Shares. “Estimated Fund Value” is the sum of the estimated amount of cash held in a Fund’s portfolio, the estimated amount of accrued interest owing to the Fund and the estimated value of the securities held in the Fund’s portfolio, minus the estimated amount of the Fund’s liabilities. Any disseminated IIV will be calculated based on the same portfolio holdings disclosed on the Funds’ website. In determining the estimated value for each of the component securities, the IIV will use last sale, market prices or other methods that would be considered appropriate for pricing equity securities held by registered investment companies.

IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close, which could affect premiums and discounts between the IIV and the market price of the Fund’s Shares. Although the Trust would provide the information used to calculate the IIV, the Trust is not involved in the actual calculation of the IIV and is not responsible for the calculation or dissemination of the IIV. The Trust makes no warranty as to the accuracy of any disseminated IIV.

ADDITIONAL INFORMATION CONCERNING SHARES

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST. The Trust is a Delaware statutory trust and a registered investment company. The Trust was organized on September 20, 2012, and it has authorized capital of an unlimited number of Shares of beneficial interest of no par value, which may be issued in more than one class or series.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. If requested by shareholders of at least one-third of the outstanding shares of the Trust or any series thereof, the Trust will call a meeting of the shareholders of the Trust or the series, as applicable. Shareholders holding two-thirds of all Trust shares outstanding may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

All Shares will be freely transferable; provided, however, that Shares may not be redeemed individually, but only in Creation Units. The Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights, except that, if the Trust creates additional series, only shares of that series may be entitled to vote on a matter affecting that particular series. Trust shareholders are entitled to require the Trust to redeem Creation Units if such shareholders are Authorized Participants. The Declaration of Trust confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through splits or reverse splits, which would have no effect on the net assets of a Fund. If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, you may be required to liquidate or transfer your Shares at an inopportune time and you may lose money on your investment.

In addition, the Declaration of Trust provides that, subject to the Delaware Act, a shareholder may bring a derivative action on behalf of the Trust or any of its series only if certain conditions are met. Those conditions include, in summary: (i) each complaining shareholder was a shareholder of the series on behalf of which the action is proposed to be brought at the time of the action or acquired the shares afterwards by operation of law from a person who was a shareholder at that time; (ii) each complaining shareholder was a shareholder of the affected series at the time the pre-suit demand (as defined below) was made; (iii) the complaining shareholders must have made a written demand prior to the commencement of the derivative action upon the Trustees requesting that the Trustees file the action on behalf of the affected series (the “pre-suit demand”); (iv) shareholders owning shares representing at least ten percent (10%) of the voting power of the affected series must join in initiating the derivative action; and (v) a copy of the proposed derivative complaint must be served on the Trust. The derivative action provisions summarized above will not apply to claims brought under the federal securities laws to the extent that any such federal laws, rules or regulations do not permit such application.

BOOK ENTRY ONLY SYSTEM. DTC acts as securities depository for each Fund’s Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

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DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of which (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, LLC and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust will inquire of each DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust will provide each DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by the DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust will pay to each DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions will be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, will credit immediately with respect to the DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners with respect to the Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between the DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust will take action to find a replacement for DTC to perform its functions at a comparable cost. The DTC Participants’ rules and policies are made publicly available through DTC’s website at: www.dtcc.com.

PURCHASE AND REDEMPTION OF CREATION UNITS

CREATION. The Trust issues and sells Shares of each Fund only in Creation Units on a continuous basis through the Distributor, at their NAV next determined after receipt, on any Business Day, for an order received in proper form.

Fund Deposit. Under normal circumstances, the consideration for purchase of a Creation Unit of a Fund generally consists of (i) all cash or (ii) an in-kind deposit of Deposit Securities for each Creation Unit constituting a substantial replication, or a representation, of the securities included in the Fund’s portfolio and a Cash Component computed as described below, plus, in either case, a creation transaction fee as described below in the section entitled “Creation Transaction Fee.” The all cash basket or, together, the Deposit Securities and the Cash Component, as applicable, constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The Cash Component is comprised of a “Balancing Amount” as well as any cash in lieu of securities (as described below). The Balancing Amount is equal to the difference between the NAV of the Shares (per Creation Unit) and the market value of the Deposit Securities. If the Balancing Amount is a positive number (i.e., the NAV attributable to a Creation Unit exceeds the market value of the Deposit Securities), the Balancing Amount will be such positive amount. If the Balancing Amount is a negative number (i.e., the NAV attributable to a Creation Unit is less than the market value of the Deposit Securities), the Balancing Amount will be such negative amount, and the creator will be entitled to receive cash from the Fund in an amount equal to the Balancing Amount. The Balancing Amount serves the function of compensating for any differences between the NAV attributable to a Creation Unit and the market value of the Deposit Securities.

The Cash Component will generally include cash in lieu of securities: (1) in the case of bonds, for minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (2) for minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots (i.e., the standard unit of trading in that particular type of security in its primary market); or (3) if, on a given Business Day, a Fund requires all Authorized Participants purchasing or redeeming Creation Units on that day to deposit or receive (as applicable) cash in lieu of certain portfolio holdings solely because: (i) such portfolio holdings are not eligible for transfer either through the NSCC or the DTC; (ii) if the Fund holds non-U.S. securities, such non-U.S. securities are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (iii) “To Be Announced” (“TBA”) transactions, short positions, derivatives and other positions that cannot be transferred in kind (including instruments that can be transferred in kind only with the consent of the original counterparty to the extent the Fund does not seek such consents).

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Each Fund, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of Shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the relevant Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of Shares of the Deposit Securities required for the Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events, as applicable, are reflected from time to time by the Adviser with a view to the investment objective of the Fund. In addition, the Trust reserves the right to (i) utilize an all cash basket (if otherwise transacting in kind); (ii) permit or require a cash in lieu amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery, that may not be eligible for trading by an Authorized Participant or the investor for which it is acting, or that is a non-U.S. holding, which, if transferred, would result in unfavorable tax treatment to the recipient of such Deposit Security; (iii) utilize a secondary basket that differs from the initial creation basket used in transactions on that same Business Day; or (iv) utilize a non-representative basket that consists of a selection of instruments that are already included in a Fund’s portfolio holdings.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of the Fund Deposit, each Fund, through NSCC, also makes available on each Business Day the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the relevant Fund.

Procedures for Creation of Creation Units. To be eligible to place orders to create a Creation Unit of a Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of NSCC (the “Clearing Process”) or a clearing agency that is registered with the SEC, or (ii) a DTC Participant (see “Book Entry Only System”) and, in each case, must have executed an agreement with the Trust, the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units (“Participant Agreement”). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the relevant Fund. All Shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed for one or more Creation Unit size aggregations of Shares. All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of the regular trading session on the Exchange (ordinarily 4:00 p.m. Eastern time) (“Order Cut-Off Time”), in each case on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement (see “Placement of Creation Orders Using the Clearing Process” and “Placement of Creation Orders Outside the Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of a Fund will be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of a Fund will need to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Order Cut-Off Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal of the Deposit Securities by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating the transfer of Deposit Securities and the Cash Component.

Placement of Creation Orders Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Transfer Agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Order Cut-Off Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

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Placement of Creation Orders Outside the Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant that wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. A Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination will be final and binding. Cash equal to the Cash Component must be transferred directly to the Trust through the Federal Reserve wire system in a timely manner so as to be received by the Trust no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Order Cut-Off Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Trust does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the applicable Fund. The delivery of Creation Units of a Fund so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order will be deemed to be received on the Business Day on which the order is placed, provided that the order is placed in proper form prior to the Order Cut-Off Time on such date and federal funds in the appropriate amount are deposited with the Trust by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by the Order Cut-Off Time, or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor will be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash will be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily mark-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the second Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Trust or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of a Fund so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units. The Trust reserves the right to reject a creation order transmitted to it by the Distributor in respect of a Fund for any legally permissible reason if (a) the Trust determines that the order is not in proper form; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Trust, as described above; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) as a result of circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, facsimile or computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC or any other participant in the creation process; and similar extraordinary events. The Distributor will notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor will any of them incur any liability for the failure to give any such notification.

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All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered will be determined by the Trust, and the Trust’s determination will be final and binding.

Creation Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a minimum creation transaction fee, assessed per transaction, as follows:

Fund Name	Creation Transaction Fee
Virtus LifeSci Biotech Products ETF (Ticker: BBP)	$500
Virtus LifeSci Biotech Clinical Trials ETF (Ticker: BBC)	$500

From time to time and for such periods as the Adviser may deem appropriate, the Adviser may increase, decrease or otherwise modify the transaction fee for the purchase of Shares, to an amount that, in its judgment, is necessary or appropriate to recoup for a Fund the costs it may incur as a result of such purchases, or to otherwise eliminate or reduce so far as practicable any dilution of the value of the Shares, not to exceed the maximum amount approved by the Board. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

REDEMPTION. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor and a Fund and only on a Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Trust, through NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the Deposit Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Each Fund may, in its sole discretion, provide such redeemer a basket of cash and/or securities which differs from the exact composition of the Deposit Securities but does not differ in NAV. Deposit Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

The composition of any redemption proceeds will normally be the same as the composition of the Fund Deposit, as described above, less a redemption transaction fee as described below in the section entitled “Redemption Transaction Fee.” The identity and number of Shares of the Deposit Securities required for redemptions changes as rebalancing adjustments and corporate action events, as applicable, are reflected from time to time by the Adviser with a view to the investment objective of the applicable Fund. In addition, the Trust reserves the right to (i) utilize an all cash basket (if otherwise transacting in kind); (ii) permit or require a cash in lieu amount to be added to the Cash Component to replace any Deposit Security that may not be eligible for trading by an Authorized Participant or the investor for which it is acting, or that is a non-U.S. holding, which, if transferred, would result in unfavorable tax treatment to the recipient of such Deposit Security; (iii) utilize a secondary basket that differs from the initial redemption basket used in transactions on that same Business Day; or (iv) utilize a non-representative basket that consists of a selection of instruments that are already included in a Fund’s portfolio holdings.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Trust not later than the Order Cut-Off Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after the Order Cut-Off Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Deposit Securities and the Cash Component will be transferred by the second Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant that wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Trust not later than the Order Cut-Off Time on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of Shares of the Fund and the Cash Component specified in such order, which delivery must be made through DTC to the Trust not later than 11:00 a.m. and 2:00 p.m., respectively, Eastern time, on the next Business Day following such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

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After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Deposit Securities, which are expected to be delivered within two Business Days, and the Cash Component to the Authorized Participant on behalf of the redeeming Beneficial Owner by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

The calculation of the value of the Deposit Securities and the Cash Component to be delivered upon redemption will be made by the Trust according to the procedures set forth under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Trust by a DTC Participant not later than the Order Cut-Off Time on the Transmittal Date, and the requisite number of Shares of a Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Deposit Securities and the Cash Component to be delivered will be determined by the Trust on such Transmittal Date. In the event that the requisite number of Shares of a Fund are not delivered to the Custodian prior to the DTC Cut-Off-Time, the Trust may deliver the Deposit Securities notwithstanding such deficiency in reliance on the undertaking of the Authorized Participant to deliver the missing Shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery, prior to the DTC Cut-Off-Time, and subsequent maintenance of collateral consisting of cash having a value at least equal to 115% of the value of the missing Shares (the “Cash Collateral”). If, however, a redemption order is submitted to the Trust by a DTC Participant not later than the Order Cut-Off Time on the Transmittal Date but either (1) the requisite number of Shares of a Fund (including any Cash Collateral) are not delivered by the DTC Cut-Off-Time as described above or (2) the redemption order is not submitted in proper form, then the redemption order may be deemed to be rejected and the investor will be liable to the Trust for losses, if any, resulting therefrom. In such case, the value of the Deposit Securities and the Cash Component to be delivered will be computed on the Business Day that such order is received in good order by the Trust, i.e., the Business Day on which the Shares of the Fund (including any Cash Collateral) are delivered through DTC to the Trust by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Deposit Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Deposit Securities).

Redemptions of Shares for Deposit Securities will be subject to compliance with applicable federal and state securities laws, and the Trust (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the offering and sale of the Deposit Securities under such laws. An Authorized Participant or an investor for which it is acting that is subject to a legal restriction with respect to a particular security included in the Deposit Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Shares’ NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Redemption Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a minimum redemption transaction fee, assessed per transaction as follows:

Fund Name	Redemption Transaction Fee
Virtus LifeSci Biotech Products ETF (Ticker: BBP)	$500
Virtus LifeSci Biotech Clinical Trials ETF (Ticker: BBC)	$500

Where Shares are redeemed for cash, the redemption transaction fee will be deducted from such redemption proceeds. From time to time and for such periods as the Adviser may deem appropriate, the Adviser may increase, decrease or otherwise modify the transaction fee for the redemption of Shares, to an amount that, in its judgment, is necessary or appropriate to recoup for a Fund the costs it may incur as a result of such redemptions, or to otherwise eliminate or reduce so far as practicable any dilution of the value of the Shares, not to exceed the maximum amount approved by the Board. The redemption transaction fee will be limited in accordance with requirements of the SEC applicable to management investment companies offering redeemable securities (currently 2% of the value of the Shares redeemed). Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

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SECURITIES SETTLEMENTS FOR REDEMPTIONS

The Trust generally intends to pay for redemptions of Creation Units on a basis of “T” (i.e., trade date) plus two business days. The Trust may pay for redemptions of Creation Units on a basis other than T plus two in order to accommodate holiday schedules, to account for treatment by U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. In addition to holidays, other unforeseeable closings in a market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in securities delivery practices, could affect the information set forth herein at some time in the future and longer (worse) redemption periods are possible.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Investing in the Fund – Determination of Net Asset Value.”

The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of a Fund is determined as of the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern time) on each day that the Exchange is open. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures approved by, and under the direction of, the Board. In determining the value of each Fund’s assets, equity securities are generally valued at market using quotations from the primary market in which they are traded. Debt securities (other than short-term investments) are valued on the basis of broker quotes or valuations provided by a pricing service, which in determining value utilizes information regarding recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the NAV. The Fund normally uses third party pricing services to obtain portfolio security prices.

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The Board has designated the Adviser to serve as its valuation designee, pursuant to Rule 2a-5 under the Investment Company Act of 1940 (“1940 Act”), to perform the fair value determinations relating to any or all Fund investments. Accordingly, securities and assets for which market quotations are not readily available or which cannot be accurately valued using a Fund’s normal pricing procedures are valued by the Adviser at fair value as determined in good faith under policies approved by the Board. Fair value pricing may be used in a variety of circumstances, including but not limited to, situations when the value of a portfolio security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. In addition, the Adviser may fair value foreign equity portfolio securities each day the Trust calculates a Fund’s NAV. Accordingly, a Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a portfolio security will be materially different than the value that could be realized upon the sale of such security. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income are expected to be declared and paid at least annually by each Fund . Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a Fund to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of a Fund, net of expenses of the Fund, as if the Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a “regulated investment company” (a “RIC”) or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Shares through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the applicable Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

TAXATION

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxes” section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

The Fund is a Separate Corporation. The Fund is treated as a separate corporation for federal income tax purposes. Losses in one Fund do not offset gains in another Fund and the requirements (other than certain organizational requirements) for qualifying for regulated investment company status as described below are determined at the Fund level rather than the Trust level.

Election to be Taxed as a Regulated Investment Company. The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

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In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

●	Distribution Requirement — the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

●	Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

●	Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio Turnover. For investors that hold their Fund Shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions - Distributions of Capital Gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See, “Non-U.S. Investors – Capital Gain Dividends” and “–Interest-Related Dividends and Short-Term Capital Gain Dividends” below.

Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year lookback period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

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Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions—Distributions of capital gains” below). A “qualified late year loss” includes:

(i)	any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

(ii)	the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.

Federal Excise Tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The U.S. has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known.

Purchase of Shares. As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Sections 351 and 362 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

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Taxation of Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund (or of another fund). You will receive information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. See the discussion below under the headings, “–Qualified Dividend Income for Individuals” and “– Dividends-Received Deduction for Corporations” Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your Shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his Shares; any excess will be treated as gain from the sale of his Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund Shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”).

Qualified Dividend Income for Individuals. Ordinary income dividends reported by the Fund as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund Shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the Shares on which the dividends earned by the Fund were debt- financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund Shares are debt-financed or held by you for less than a 46- day period then the dividends-received deduction for Fund dividends on your Shares may also be reduced or eliminated. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

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Dividends Declared in October, November or December and Paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare Tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Fund Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales of Fund Shares

Sales of Fund Shares are taxable transactions for federal and state income tax purposes. If you sell your Fund Shares, the IRS requires you to report any gain or loss on your sale. If you held your Shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your Shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant’s aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long- term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming such Creation Units are held as a capital asset.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Tax Basis Information. A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of cost basis and available elections for your account.

Wash Sales. All or a portion of any loss that you realize on a sale of your Fund Shares will be disallowed to the extent that you buy other Shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your Share sale. Any loss disallowed under these rules will be added to your tax basis in the new Shares.

Sales at a Loss Within Six Months of Purchase. Any loss incurred on a sale of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares.

Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund. This section should be read in conjunction with the discussion above under “Investment Strategies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

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In General. In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by the Fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid the Fund-level tax.

Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax- exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the Shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat such gain or loss as capital.

PFIC investments. The Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, the Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

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Securities Lending. While securities are loaned out by the Fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in Securities of Uncertain Tax Character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of reported by the Fund as paid from its net short-term income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

By law, a portion of your taxable dividends and sales proceeds may be withheld unless you:

●	provide your correct social security or taxpayer identification number,

●	certify that this number is correct,

●	certify that you are not subject to backup withholding, and

●	certify that you are a U.S. person (including a U.S. resident alien).

Withholding is also imposed if the IRS requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non- U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

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In General. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund Shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Capital Gain Dividends. In general, capital gain dividends reported by the Fund as paid from its net long-term capital gains, other than long-term capital gains realized on the disposition of certain U.S. real property interests, are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends and short-term capital gain dividends. Generally, dividends reported by the Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund as paid from its net short-term capital gains, other than short-term capital gains realized on the disposition of certain U.S. real property interests, are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.

Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass- through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income Effectively Connected with a U.S. Trade or Business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of Shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

U.S. Estate Tax. Transfers by gift of Shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund Shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate, which permits the decedent’s property to be transferred without federal estate tax liability. The transfer certificate will identify the property (i.e., Fund Shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, an affidavit from an appropriate individual that states that the decedent’s U.S. situs assets are below this threshold amount may be sufficient to transfer the Fund Shares.

U.S. Tax Certification Rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

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Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, a 30% withholding tax is imposed on income dividends paid by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the United States and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the applicable withholding agent, which will, in turn, report information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

OTHER INFORMATION

Shareholder inquiries may be made by writing to the Trust, c/o Virtus Investment Advisers, LLC, One Financial Plaza, Hartford, Connecticut 06103.

FINANCIAL STATEMENTS

The audited financial statements of each Fund, including the financial highlights pertaining thereto, and the report of PricewaterhouseCoopers LLP, which are contained in the Fund’s Form N-CSR  for the fiscal year ended October 31, 2024, are incorporated herein by reference and made a part of this SAI.

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APPENDIX A
TRUST PROXY VOTING POLICY AND
PROCEDURES

1. Purpose and Delegation. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by each series (individually, a “Fund” and collectively, the “Funds”) of ETFis Series Trust I and Virtus ETF Trust II (individually, a “Trust” and collectively, the “Trusts”). The board of Trustees of the Trust (the “Board”) believes that while typically each Fund’s Sub-Adviser is in the best position to make individual voting decisions for such Fund, there may also be times when the Board determines that the Adviser or another person or group of persons is in the best position to make such voting decisions (such person or group of persons, the “Proxy Voting Manager”). Therefore, subject to the oversight of the Board, each Fund’s Proxy Voting Manager is hereby delegated the duty to make proxy voting decisions for such Fund, and to implement and undertake such other duties as set forth in, and consistent with, these Policies and Procedures.

2. Definitions

(a)       Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b)       Proxy Voting Manager. Proxy Voting Manager, as used herein, refers to the Adviser, Sub-Adviser or other person(s) to which the duty to make proxy voting decisions for a Fund has been delegated. With respect to such Fund, the Proxy Voting Manager is responsible for supervising and implementing these Policies and Procedures.

3. Policy for Voting Proxies.

(a)       Fiduciary Considerations. Voting authority must be exercised in a manner that is in the best interest of the shareholders of the Fund, and may include a determination that it is in the best interest of the shareholders of the Fund to refrain from exercising voting authority in certain circumstances. Any conflict of interest must be resolved in a manner that is in the best interest of the shareholders of the Fund.

(b)       Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight. The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interest of the Fund’s shareholders.

(c)       Routine Proposals. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) with respect to securities should generally be voted in favor of management.

(d)       Non-Routine Proposals. Votes on non-routine matters and votes against a management’s recommendations with respect to securities are voted as determined by the Proxy Voting Manager to be in the best interest of the Fund’s shareholders.

(e)       Investment Companies. The Proxy Voting Manager may determine that it is in the best interest of the shareholders of the Fund to vote the shares of an investment company in the same proportion as the vote of all other holders of such shares. The Proxy Voting Manager must keep records of this determination, including records indicating whether the Fund relies upon Section 12(d)(1)(F) of the Investment Company Act of 1940 (the “1940 Act”) or a particular order of the U.S. Securities and Exchange Commission (the “SEC”) to invest in other investment companies.

4. Conflicts of Interest. The Trust recognizes that under certain circumstances a Proxy Voting Manager may have a conflict of interest in voting proxies on behalf of a Fund. Such circumstances may include, but are not limited to, situations where a Proxy Voting Manager or one or more of its affiliates, including, without limitation, officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Proxy Voting Manager shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Proxy Voting Manager with respect to voting proxies on behalf of a Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Proxy Voting Manager’s business, and to bring any conflict of interest of which they become aware to the attention of the Proxy Voting Manager. The Proxy Voting Manager shall not vote proxies relating to such issuers on behalf of a Fund until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Proxy Voting Manager’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Voting Manager determines that a conflict of interest is not material, the Proxy Voting Manager may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Board and the Proxy Voting Manager shall follow the instructions of the Board or (ii) the Proxy Voting Manager shall vote the issue in question based upon the recommendation of an established, independent third party with qualifications to vote proxies so long as the Board has approved this course of action for the issue in question (if approval is requested at a time other than a regularly scheduled meeting of the Board, the Chief Compliance Officer of the Fund may approve this course of action for the issue in question and provide a report at the next regularly scheduled meeting of the Board). The Proxy Voting Manager shall keep a record of all materiality decisions and report them to the Board no less frequently than annually.

A-1

5. Proxy Voting Procedures. Proxy voting will be conducted in compliance with the policies and practices described herein and is subject to the Proxy Voting Manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Each Proxy Voting Manager shall maintain records regarding the voting of proxies under these Policies and Procedures.

The Trust acknowledges that certain of the Proxy Voting Managers to the various Funds have adopted voting policies and procedures for their clients that have been delivered to the Trust. To the extent that a Proxy Voting Manager has not adopted such policies and procedures, it shall adopt the policies and procedures provided herein as its own and shall otherwise vote all proxies in what it believes is the best interest of the Fund’s shareholders. To the extent that a Proxy Voting Manager’s policies and procedures are consistent with these Policies and Procedures, the Proxy Voting Manager may implement them with respect to voting proxies on behalf of each Fund managed by such Proxy Voting Manager. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supersede any comparable provisions of any Proxy Voting Manager’s policies and procedures.

6. Form N-PX. The Proxy Voting Manager shall gather, collate and present information relating to the proxy voting activities of itself and/or its delegate(s) in such format and medium as the Fund shall request in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act. A record of each proxy vote will be entered on Form N-PX. A copy of each Form N-PX will be signed by the President of the Trust. The Form is to be filed by August 31 each year. Each reporting period covered by the Form N-PX runs from July 1 to June 30. The Trust will disclose in its annual and semi-annual reports to shareholders and in its registration statement (in the SAI) filed with the SEC that the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge upon request at toll-free telephone number for the Fund) and is also available on the SEC’s website at www.sec.gov.

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PROSPECTUS | February 28, 2025

Virtus Newfleet Multi-Sector Bond ETF
(Ticker: NFLT)

a series of the
ETFIS SERIES TRUST I

The Virtus Newfleet Multi-Sector Bond ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”).
Shares of the Fund are listed on NYSE Arca, Inc. (the “Exchange”) and trade at market prices.
The market price for the Fund’s shares may be different from its net asset value per share.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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RISK/RETURN SUMMARY INFORMATION

INVESTMENT OBJECTIVE

Virtus Newfleet Multi-Sector Bond ETF (the “Fund”) seeks to provide a high level of current income and, secondarily, capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may incur customary brokerage commissions, and may pay other fees to financial intermediaries, when buying or selling Shares of the Fund, which are not reflected in the table or example set forth below.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.45%
Other Expenses	0.27%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses(1)	0.73%
Fee Waiver and/or Expense Reimbursement(2)	(0.23)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.50%

(1)	The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
(2)	The Fund’s investment adviser, Virtus Investment Advisers, LLC (the “Adviser”) has entered into an expense limitation agreement (“Expense Limitation Agreement”) to limit the Fund’s total operating expenses (excluding interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable pursuant to plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”)) so that such expenses do not exceed 0.49% of the Fund’s average daily net assets through at least February 28, 2026. While the Adviser or the Fund may discontinue the Expense Limitation Agreement after the contractual period, it may only be terminated during its term by either party upon written notice; provided that such termination shall require the approval of the Fund’s Board of Trustees. Pursuant to the Expense Limitation Agreement, the Adviser may recapture operating expenses waived or reimbursed under this arrangement for a period of three years following the date on which such waiver or reimbursement occurred; provided that such recapture may not cause the Fund’s total operating expenses to exceed 0.49% of the average daily net assets of the Fund (or any lower expense limitation or limitations to which the Fund and the Adviser may otherwise agree).

Example.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels and that the Expense Limitation Agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$210	$383	$885

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2024, the Fund’s portfolio turnover rate was 92% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds. In seeking to achieve the Fund’s investment objective, Newfleet Asset Management, LLC (“Newfleet”), a division of Virtus Fixed Income Advisers, LLC, the Fund’s sub-adviser, applies a multi-sector investment approach to credit research to capitalize on opportunities across undervalued areas of the bond markets. Newfleet seeks to provide diversification by allocating the Fund’s investments among various sectors of the fixed income markets, including, without limitation: corporate investment-grade; corporate high-yield; bank loans; agency and non-agency mortgage-backed securities (“MBS”), including commercial MBS and residential MBS; non-U.S. dollar securities; emerging market high-yield securities; Yankee investment-grade bonds; agency and non-agency asset-backed securities (“ABS”); taxable municipal bonds; tax-exempt municipal bonds; and securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities.

The Fund’s fixed income investments may be issued by various types of issuers and may include some or all of the following:

•Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including, without limitation, collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”) and other pass-through securities;

•Debt securities issued by foreign issuers, including foreign governments and their political subdivisions, and issuers located in emerging markets countries (i.e., those that are in the early stages of their economic development);

•Investment grade securities of U.S. and foreign issuers, including short-term securities; and,

•High yield debt instruments of U.S. and foreign issuers (commonly referred to a “junk bonds”), which may include bank loans (generally with floating rates).

The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933.

The Fund may invest in securities of U.S. or foreign issuers of any maturity or credit quality rating. In addition, the Fund has no target duration for its investment portfolio and the Fund’s portfolio managers may target shorter or longer durations in response to their view of the fixed income markets generally or any sector thereof. From time to time, Newfleet may use Treasury futures, either long or short, to adjust total portfolio duration. With respect to credit quality, the Fund may invest in investment grade or non-investment grade securities, without limitation. There is no limitation to the Fund’s holdings in below investment grade securities or foreign issuers (as measured by country of risk).

The Fund may use derivatives, such as credit default swaps, to increase or hedge (decrease) investment exposure to various fixed income sectors and instruments.

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index of securities. Instead, it uses an active investment strategy that seeks to meet its investment objective. In attempting to meet its investment objective, the Fund may engage in active and frequent trading of portfolio securities.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

Fixed Income Investments Risks. Fixed income investments are subject to credit risk, interest rate risk, maturity risk, yield curve risk, prepayment risk and liquidity risk. These risks could affect the value of investments in which the Fund invests, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

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•Credit Risk. If the issuer of a fixed income instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the investment may decline.

•Interest Rate Risk. The values of fixed income investments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

•Liquidity Risk. Fixed income investments may be difficult to sell at an advantageous time or price due to limited market demand (resulting from a downgrade, a decline in price, or adverse conditions within the fixed income market).

•Maturity Risk. The value of fixed income investments is dependent on their maturity. Generally, the longer the maturity of a fixed income investment, the greater its sensitivity to changes in interest rates.

•Yield Curve Risk. Yield curve risk refers to the risk that changes in interest rates may affect yields of fixed-income securities differently for securities with different maturities. If the yield curve flattens, then the spread between long- and short-term yields narrows and if the yield curve steepens, then the spread between long- and short-term yields increases.

•Prepayment Risk. Issuers may prepay or call their debt obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates, and the Fund may not benefit fully from the increase in value that other debt investments experience when interest rates decline.

Income Risk. Income received from the Fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the Fund are reinvested in lower-yielding securities.

Junk Bonds or High Yield Securities Risk. There is a greater risk of issuer default, less liquidity, and increased price volatility related to high-yield securities than investment grade securities.

Derivatives Risk. Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the Fund may incur a loss greater than its principal investment.

Sovereign Debt Risk. The issuer of sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government.

Rule 144A Securities Risk. Investing in Rule 144A securities may reduce the liquidity of the Fund’s investments, and the Fund may be unable to sell the security at the desired time or price, if at all.

Foreign Investments Risk. Investing in loans and securities of foreign issuers subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

Emerging Markets Investments Risk. Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

Market Risk. The value of the securities in the Fund may go up or down (sometimes significantly) in response to the prospects of individual companies and/or general economic conditions, including local, regional or global events.

MBS and ABS Risks. Changes in interest rates may cause both extension and prepayment risks for MBS and ABS. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Fund.

U.S. Government Securities Risk. Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities that are backed by the full faith and credit of the United States do not guarantee that the value of the securities will increase. In addition, not all U.S. government securities are backed by the full faith and credit of the United States and there is no guarantee that the U.S. government would provide financial support if not required to do so by law.

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Loan Risk. In addition to the risks typically associated with high-yield/high-risk fixed income securities, the loans in which the Fund invests may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. Loans settle on a delayed basis; thus, sale proceeds may not be available to meet redemptions for a substantial period of time after the sale of the loan.

Municipal Securities Risk. Municipal securities may be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. Because many municipal securities are issued to finance similar projects, especially those relating to education, healthcare, transportation, and utilities, conditions in those sectors can affect the overall municipal market.

Treasury Futures Contracts Risk. Treasury futures are futures contracts, which are subject to risks that include, without limitation: imperfect correlation between the underlying Treasury securities and the related futures contracts; unanticipated market movements, which are potentially unlimited; Newfleet’s inability to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors; and possible inefficiencies in the rolling of contracts and counterparty default.

Risks Related to Portfolio Turnover. The Fund’s principal investment strategies may result in a consistently high portfolio turnover rate. See the “Portfolio Turnover” section above for more information about the impact that portfolio turnover can have on your investment.

Tax Risk. The Fund’s investment program and the tax treatment of Fund distributions may be affected by the Internal Revenue Service (“IRS”) interpretations of the U.S. tax code, future changes in tax laws and regulations. There can be no assurance that any portion of the Fund’s income distributions will not be fully taxable as ordinary income.

Management Risk. Newfleet’s judgments about the attractiveness and potential appreciation of a security or other asset may prove to be inaccurate and may not produce the desired results.

ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade at a discount to NAV and possibly face delisting.

•Costs of Buying or Selling Shares.  Due to the costs of buying or selling Shares, including brokerage commissions and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings, and the Fund cannot be predicted whether Shares will trade below, at or above their NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

•Cash Transactions Risk.  The Fund expects to generally effect its creations and redemptions entirely for cash, rather than for in-kind securities. Accordingly, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

•No Assurance of Active Trading Market Risk. Although the Shares in the Fund are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the

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Shares of the Fund. In times of market stress, market makers or Authorized Participants may step away from their respective roles in making a market in the Fund’s Shares, which could lead to wider bid/ask spreads and variances between the market price of the Fund’s Shares and their underlying value.

•Fund Shares Liquidity Risk. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the ETF’s NAV and market price.

PERFORMANCE INFORMATION

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns for one year, five year, and since inception compare with a broad-based index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by calling the Fund at (888) 383-0553.

20%
10%
0%
-10%
-20%
7.86%
5.99%
(2.85)%
10.37%
7.50%
1.59%
(9.35)%
9.22%
5.97%
2016
2017
2018
2019
2020
2021
2022
2023
2024

•During the periods shown in the bar chart, the highest return for a calendar quarter was 9.54% (quarter ended 6/30/2020).

•During the periods shown in the bar chart, the lowest return for a calendar quarter was (9.18)% (quarter ended 3/31/2020).

Average Annual Total Returns – (For the Period Ended December 31, 2024)	1 Year	5 Years	Since Inception[1]
Before taxes	5.97%	2.76%	3.63%
After taxes on distributions[2]	3.52%	0.85%	1.68%
After taxes on distributions and sale of shares[2]	3.50%	1.27%	1.93%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	(0.33)%	1.39%

(1)	The Fund commenced operations on August 10, 2015.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Shares at the end of the measurement period.

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MANAGEMENT OF THE FUND

Investment Adviser and Sub-Adviser

Virtus Investment Advisers, LLC is the Fund’s investment adviser (the “Adviser” or “VIA”). ETFis Series Trust I (the “Trust”) and the Adviser have engaged Virtus Fixed Income Advisers, LLC (“VFIA”), operating through its division, Newfleet Asset Management (“Newfleet”), as the Fund’s sub-adviser to manage the Fund’s investments, subject to the oversight and supervision of the Adviser and the Board of Trustees of the Trust (the “Board”). VFIA is an affiliate of the Adviser. Prior to January 1, 2025, Virtus ETF Advisers LLC (“VEA”) was the Fund’s investment adviser. Effective January 1, 2025, VEA’s rights and obligations under the investment advisory, subadvisory and expense limitation agreements for the Trust have been transferred to, and assumed by, VIA. Both VIA and VEA are wholly owned indirect subsidiaries of Virtus Investment Partners, Inc.

Portfolio Managers

The following employees of Newfleet are the Fund’s portfolio managers: David L. Albrycht, CFA (since August 2015) and Benjamin Caron, CFA (since August 2019). The portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

PURCHASE AND SALE OF FUND SHARES

Unlike conventional investment companies, the Fund generally issues and redeems Shares on a continuous basis, at NAV, in aggregate blocks of Shares or multiples thereof (“Creation Units”). The Fund’s Creation Units may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants”, that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Shares only on the Exchange through a broker-dealer. Shares of the Fund will trade on the Exchange at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.virtusetfs.com.

TAX INFORMATION

The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser, VFIA or their affiliates may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING THE FUND’S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Additional Information Regarding the Fund’s Objective.  The Fund seeks to provide a high level of current income and, secondarily, capital appreciation. The investment objective of the Fund may be changed by the Board without shareholder approval upon 60 days’ notice to the shareholders. There is no guarantee that the Fund will achieve its objective.

Additional Information Regarding the Fund’s Principal Investment Strategy. Under normal market conditions, the Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds. In seeking to achieve the Fund’s investment objective, Newfleet, a division of Virtus Fixed Income Advisers, LLC, the Fund’s sub-adviser, applies a multi-sector investment approach to credit research to capitalize on opportunities across undervalued areas of the bond markets. Newfleet seeks to provide diversification by allocating the Fund’s investments among various sectors of the fixed income markets, including, without limitation: corporate investment-grade; corporate high-yield; bank loans; agency and non-agency MBS, including commercial MBS and residential MBS; non-U.S. dollar securities; emerging market high-yield securities; Yankee investment-grade bonds; agency and non-agency ABS; taxable municipal bonds; tax-exempt municipal bonds; and securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities.

The Fund’s fixed income investments may be issued by various types of issuers and may include some or all of the following:

•Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including, without limitation, CMOs, REMICs, and other pass-through securities;

•Debt securities issued by foreign issuers, including foreign governments and their political subdivisions, and issuers located in emerging markets countries (i.e., those that are in the early stages of their economic development);

•Investment grade securities of U.S. and foreign issuers, including short-term securities; and,

•High yield debt instruments of U.S. and foreign issuers (commonly referred to a “junk bonds”), which may include bank loans (generally with floating rates).

The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933.

In seeking to achieve the Fund’s investment objective, Newfleet employs active sector rotation and disciplined risk management in the construction of the Fund’s investment portfolio. The Fund’s investable assets are typically allocated among various sectors and sub-sectors of the fixed income market using a top-down, relative value approach that looks at factors such as yield and spreads, supply and demand, investment environment, and sector fundamentals. Newfleet then typically selects particular investments using a bottom-up, fundamental research driven analysis that includes assessment of credit risk, company management, issuer capital structure, technical market conditions, and valuations. Newfleet selects securities it believes offer the best potential to achieve the Fund’s investment objective of providing a high level of current income and, secondarily, capital appreciation. Newfleet seeks to adjust (i) the proportion of Fund investments primarily in the sectors described in the Fund’s “Principal Investment Strategies” section and (ii) the selections within sectors to obtain higher relative returns. Newfleet regularly reviews the Fund’s portfolio construction, endeavoring to minimize risk exposure by closely monitoring portfolio characteristics such as exposure to the various sectors and sub-sectors of the fixed income market and portfolio duration.

The Fund may invest in securities of U.S. or foreign issuers of any maturity or credit quality rating. In addition, the Fund has no target duration for its investment portfolio and the Fund’s portfolio managers may target shorter or longer durations in response to their view of the fixed income markets generally or any sector thereof. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s

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payment pattern. Generally, the longer the maturity, the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security. From time to time, Newfleet may use Treasury futures, either long or short, to adjust total portfolio duration. With respect to credit quality, the Fund may invest in investment grade or non-investment grade securities, without limitation. The Fund generally considers a security to be “investment grade” if it is rated within the four highest rating categories of a nationally recognized statistical rating organization or, if unrated, it is determined to be of comparable quality by Newfleet (pursuant to procedures reviewed and approved by the Board of Trustees). Securities that are not determined to be investment grade are considered below investment grade. There is no limitation to the Fund’s holdings in below investment grade securities or foreign issuers (as measured by country of risk).

The Fund may use derivatives, such as credit default swaps, to increase or hedge (decrease) investment exposure to various fixed income sectors and instruments.

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index of securities. Instead, it uses an active investment strategy that seeks to meet its investment objective. In attempting to meet its investment objective, the Fund may engage in active and frequent trading of portfolio securities.

The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ notice to shareholders. Certain fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (the “SAI”) under “Investment Restrictions.” The Fund may also invest in cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds, and may also invest in exchange-traded options on securities and securities indexes.

Additional Information Regarding the Fund’s Principal Risks.

Fixed Income Investments Risks. Risks of investments in fixed income investments include, without limitation, credit risk, interest rate risk, maturity risk, yield curve risk, prepayment risk and liquidity risk. These risks could affect the value of investments in which the Fund invests, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

•Credit Risk. The value of fixed income investments is dependent on the creditworthiness of their issuers. A deterioration in the financial condition or credit rating of an issuer, changes in the market’s perception of the issuer’s financial strength, or a deterioration in general economic conditions may have an adverse effect on the value of the investment and may cause an issuer to fail to pay principal and interest when due.

•Interest Rate Risk. The value of the Fund’s fixed income investments will generally vary inversely with the direction of prevailing interest rates. Generally, when interest rates rise, the value of the Fund’s fixed income investments is expected to decline. Additionally, changes in market interest rates of fixed income investments may affect the spread between the long-term interest rates and short-term interest rates, which could affect the prices of the fixed income investments held by the Fund differently.

•Liquidity Risk. Liquidity risk is the risk that a fixed income investment may be difficult to sell at an advantageous time or price due to limited market demand (resulting from a downgrade, a decline in price, or adverse conditions within the fixed income market).

•Maturity Risk. The value of the Fund’s fixed income investments is dependent on their maturity. Generally, the longer the maturity of a fixed income investment, the greater its sensitivity to changes in interest rates.

•Yield Curve Risk. This is the risk that there is an adverse shift in market interest rates of fixed income investments held by the Fund. The risk is associated with either flattening or steepening of the yield curve, which is a result of changing yields among comparable fixed income investments with different maturities. If the yield curve flattens, then the yield spread between long-and short-term interest rates narrows and the price of fixed income investments will change. If the yield curve steepens, then the spread between the long- and short-term interest rates increases, which means long-term fixed income investments prices decrease relative to short-term fixed income investments prices.

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•Prepayment Risk. Issuers may prepay or call their debt obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates, and the Fund may not benefit fully from the increase in value that other debt investments experience when interest rates decline.

Income Risk. The income that a shareholder receives from the Fund is based primarily on the interest it earns from the Fund’s investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the Fund’s holdings could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase.

Junk Bonds or High Yield Securities Risk. High yield securities and unrated securities of similar credit quality are considered to be speculative with respect to the issuer’s continuing ability to make principal and interest payments and are generally more susceptible to default or decline and subject to greater levels of credit risk than investment grade securities. High yield securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed income securities are considered below “investment-grade.” The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell these securities or could result in lower prices than higher-rated fixed income securities. Prices of high yield debt securities tend to be very volatile. These risks can reduce the value of the Shares and the income the Fund earns.

Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset or market factor (collectively, “reference assets”). In addition to risks relating to the reference assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the reference asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

Sovereign Debt Risk. In addition to the risks of investing in foreign securities and debt securities, investments in bonds issued by foreign governments involve the risk of repayment. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. In the past, some governmental debtors have been able to reschedule or restructure their debt payments, or declare moratoria on payments, without approval of debt holders.

Rule 144A Securities Risk. Rule 144A securities are considered restricted securities because they are not registered for sale to the general public and may only be resold to certain qualified institutional buyers. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. As such, investing in Rule 144A securities may reduce the liquidity of the Fund’s investments, and the Fund may be unable to sell the security at the desired time or price, if at all. The purchase price and subsequent valuation of Rule 144A securities normally reflect a discount (which may be significant) from the market price of comparable unrestricted securities for which a liquid trading market exists. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

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Foreign Investments Risk. Investments in loans and securities of foreign issuers are subject to risks not usually associated with owning loans and securities of U.S. issuers. There is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Investments in foreign loans and securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign markets also involve currency risk, which is the risk that the values of the Fund’s investments denominated in foreign currencies will decrease due to adverse changes in the value of the U.S. dollar relative to the value of foreign currencies. Additionally, to the extent that the underlying assets of the Fund trade on an exchange that is closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying asset and stale asset pricing (i.e., the last quote from the foreign exchange market), resulting in premiums or discounts to NAV that are greater than those experienced by other ETFs.

Emerging Markets Investments Risk. Investments in emerging markets are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations than investments in more developed markets. Companies in emerging markets may be subject to less stringent regulatory, accounting, auditing, and financial reporting and recordkeeping standards than companies in more developed countries, which could impede Newfleet’s ability to evaluate such companies or impact the Fund’s performance. Securities laws and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions may be limited or otherwise impaired. In addition, investments in emerging markets may experience lower trading volume, greater price fluctuations, delayed settlement, unexpected market closures and lack of timely information, and may be subject to additional transaction costs.

Market Risk. The value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Fund’s control, including the quality of the Fund’s investments, economic conditions, adverse investor sentiment, poor management decisions, lower demand for a company’s goods or services, and general market conditions. In a declining market, the prices for all securities (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. Security values tend to move in cycles, with periods when securities markets generally rise and periods when they generally decline. In addition, local, regional or global events such as war (e.g., Russia’s invasion of Ukraine and the Israel-Hamas war), acts of terrorism, natural or environmental disasters, the spread of infectious illnesses or other public health issues, recessions, or other events could have a significant impact on the Fund, its investments and the trading of its Shares.

MBS and ABS Risks. MBS and ABS may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees, particularly in declining general economic conditions when concern regarding mortgagees’ ability to pay (e.g., the ability of homeowners, commercial mortgagees, consumers with student loans, automobile loans or credit card debtholders to make payments on the underlying loan pools) rises, which may result in the Fund experiencing difficulty selling or valuing these securities. MBS and ABS issued by participants in housing and commercial real estate finance, as well as asset-backed markets generally, have experienced extraordinary weakness and volatility at various times in recent years, and may decline quickly in the event of a substantial economic or market downturn. In addition, MBS and ABS are subject to risks of the effects of possible legislation in the area of residential mortgages, credit cards and other loans that may collateralize these securities, any of which may create uncertainty or have other negative effects on the value of these investments. MBS and ABS are also subject to the general fixed income investments risks described above. MBS and ABS issued by private lenders are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, loans underlying privately issued MBS and ABS may have less favorable collateral, credit risk, liquidity risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. During periods of market stress and/or high redemptions, the Fund may be forced to sell these securities at significantly reduced prices, resulting in losses, and liquid privately issued MBS

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and ABS can become illiquid, which may result in Newfleet having to sell these securities at an undesirable time or for an undesirable price. Some of the MBS and ABS in which the Fund invests may be comprised of subprime loans. Subprime loans are those made to borrowers with lower credit ratings and/or shorter credit history, who are more likely to default on their loan obligations as compared to more credit-worthy borrowers. As a result, liquidity risk is even greater for MBS and ABS comprised of subprime loans.

U.S. Government Securities Risk. Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of the securities will increase and, in fact, the market values of such obligations may fluctuate. In addition, not all U.S. government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Loan Risk. The risks that, in addition to the risks typically associated with fixed income securities, loans in which the Fund invests may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or may trade infrequently on the secondary market. Such loans may therefore be considered illiquid. As a result, valuing a loan accurately can be more difficult, and buying and selling a loan within a desired time frame or at an acceptable price can be more difficult or delayed, than other investments. Difficulty in selling a loan can result in a loss. In addition, extended trade settlement periods (which, in some cases, may be longer than seven days) may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations.

In the event a borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. There is a risk that the value of the collateral securing the loan may decline after the Fund invests and that the collateral may not be sufficient to cover the amount owed to the Fund. If the loan is unsecured, there is no specific collateral on which the Fund can foreclose. In addition, if a secured loan is foreclosed, the Fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell.

Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. In addition, floating rate loans are subject to interest rate risk, as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

Municipal Securities Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Municipal securities may be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities. Because many municipal securities are issued to finance similar projects, especially those relating to education, healthcare, transportation, and utilities, conditions in those sectors can affect the overall municipal market. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market, and market conditions may directly impact the liquidity and valuation of municipal securities.

Treasury Futures Contracts Risk. Treasury futures are futures contracts, which are subject to risks that include, without limitation: imperfect correlation between the underlying Treasury securities and the related futures contracts; unanticipated market movements, which are potentially unlimited; Newfleet’s inability to correctly predict the direction

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of securities prices, interest rates, currency exchange rates and other economic factors; and possible inefficiencies in the rolling of contracts and counterparty default. In addition, Newfleet will have to manage daily margin requirements successfully in order to avoid regulatory violations or cash shortages in the Fund.

Risks Related to Portfolio Turnover. As a result of its trading strategy, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other registered investment companies. Because portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Fund realizes capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short- term capital gains that are taxed to shareholders at ordinary income tax rates.

Tax Risk. The Fund’s investment program and the tax treatment of Fund distributions may be affected by the IRS interpretations of the U.S. tax code, future changes in tax laws and regulations. There can be no assurance that any portion of the Fund’s income distributions will not be fully taxable as ordinary income. The Fund’s ability to pursue its investment objective, the value of the Fund’s investments and the Fund’s net asset value may be adversely affected by changes in tax rates and policies.

Management Risk. Because the Fund is actively managed, an investment in the Fund is subject to the risk that the investment process, techniques and risk analyses applied by Newfleet will not produce the desired results, and that the Fund’s investments may underperform the market or applicable benchmarks. The NAV of the Shares changes daily based on the performance of the securities and other instruments in which the Fund invests. Different types of securities and other instruments tend to shift into and out of favor with investors depending on market and economic conditions. There is no guarantee that Newfleet’s judgments about the attractiveness or value of, or potential income from, particular investments will be correct or produce the desired results. If Newfleet fails to accurately judge potential investments, the Share price may be adversely affected.

ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares may trade at a discount to NAV and possibly face delisting.

•Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by those brokers. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Shares have more trading volume and market liquidity and higher if the Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of Shares on the Exchange or any other exchange on which Shares are traded. It cannot be predicted whether Shares will trade below,

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at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund trading individually or in the aggregate at any point in time. The market prices of Shares may deviate significantly from the NAV of the Shares during periods of market volatility. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV. For example, during a “flash crash,” the market prices of the Shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell Shares at these temporarily low market prices.

•Cash Transactions Risk. Unlike certain ETFs, the Fund expects to generally effect its creations and redemptions entirely for cash, rather than for in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind. Additionally, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its Shares principally in-kind, could be imposed on the Fund and thus decrease the Fund’s NAV to the extent they are not offset by the creation and redemption transaction fees paid by purchasers and redeemers of creation units.

•Early Closing Risk. An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell Shares on that day.

•Fund Shares Liquidity Risk. Trading in Shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the Shares will continue to be met or will remain unchanged. During stressed market conditions, the liquidity of Shares may be less than the liquidity of the securities in the Fund’s portfolio, which may be significantly less than the liquidity of other ETFs.

•No Assurance of Active Trading Market Risk. Although the Shares are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares. Further, market makers (other than lead market makers) have no obligation to make markets in the Shares and may discontinue doing so at any time without notice.

•Redeeming Risk. Shares generally may be redeemed only in Creation Units and only by Authorized Participants. All other persons or entities transacting in Shares must generally do so in the secondary market.

Temporary Defensive Positions. In certain adverse market, economic, political or other conditions, the Fund may temporarily depart from its normal investment policies and strategies. At such times, the Fund may invest in cash or cash equivalents, such as money market instruments, and to the extent permitted by applicable law and the Fund’s investment restrictions, shares of other investment companies, including money market funds. Under such circumstances, the Fund may invest up to 100% of its assets in these investments and may do so for extended periods of time. To the extent that the Fund invests in money market instruments or other investment companies, shareholders of the Fund would indirectly pay both the Fund’s expenses and the expenses relating to those other investment companies with respect to the Fund’s assets invested in such investment companies. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

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Disclosure of Portfolio Holdings. The Fund’s portfolio holdings are disclosed on the Fund’s website (www. virtusetfs.com) daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Virtus Investment Advisers, LLC (formerly known as Virtus Investment Advisers, Inc.) (“VIA” or the “Adviser”), located at One Financial Plaza, Hartford, Connecticut 06103, serves as the investment adviser to the Funds. VIA, an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business, acts as the investment adviser for over 60 mutual funds. VIA has acted as an investment adviser for over 80 years. As of December 31, 2024, VIA had approximately $44.3 billion in assets under management.

The Adviser is responsible for the oversight and management of all service providers to the Trust. The Adviser has engaged Newfleet to manage the Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight and supervision of the Adviser and the Board, and will oversee Newfleet’s compliance with the terms and conditions of the SEC rule on which the Fund relies to operate as an ETF, as well as the Trust’s related policies and procedures. The Adviser also assists with: (a) non-advisory operations of the Fund, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of the Fund’s prospectus and statement of additional information, (d) the preparation of reports to be filed with the SEC and other regulatory authorities, and (e) maintaining certain of the Fund’s records.

Adviser Compensation. The Adviser receives monthly compensation from the Fund at the annual rate of 0.45% of the Fund’s average daily net assets. For the fiscal year ended October 31, 2024, the Fund paid the Adviser advisory fees at the rate of 0.45% of the Fund’s average daily net assets.

Expense Limitation Agreement. The Adviser has entered into an Expense Limitation Agreement to limit the Fund’s total operating expenses (excluding interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) so that such expenses do not exceed 0.49% of the Fund’s average daily net assets through at least February 28, 2026. While the Adviser or the Fund may discontinue the Expense Limitation Agreement after the contractual period, it may only be terminated during its term by either party upon written notice; provided that such termination shall require the approval of the Fund’s Board of Trustees. Pursuant to the Expense Limitation Agreement, the Adviser may recapture operating expenses waived or reimbursed under this arrangement for a period of three years following the date on which such waiver or reimbursement occurred; provided that such recapture may not cause the Fund’s total operating expenses to exceed 0.49% of the average daily net assets of the Fund (or any lower expense limitation or limitations to which the Fund and the Adviser may otherwise agree).

INVESTMENT SUB-ADVISER

The Fund’s sub-adviser is Virtus Fixed Income Advisers, LLC (“VFIA”), an affiliate of the Adviser. VFIA is located at One Financial Plaza, Hartford, CT 06103. VFIA operates through its division, Newfleet Asset Management (“Newfleet”), in sub-advising the Fund. As of December 31, 2024, VFIA had approximately $33.41 billion in aggregate assets under management. As of December 31, 2024, the Newfleet division of VFIA had approximately $15.3 billion in assets under management. Newfleet Asset Management, LLC, which merged with and into VFIA on July 1, 2022, and the former portfolio management team of which now operates as the Newfleet division of VFIA, had been an investment adviser since 1989.

Newfleet makes day-to-day investment decisions for the Fund and selects broker-dealers for executing portfolio transactions, subject to its best execution obligations and the Trust’s and Newfleet’s brokerage policies. The Adviser, however, will continue to have overall responsibility for the management and investment of the assets and responsibility

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for all advisory services furnished by Newfleet, and will supervise Newfleet in the performance of its duties for the Fund pursuant to written policies and procedures designed to prevent violations of applicable laws and regulations, Board procedures, and the provisions of the Fund’s prospectus and SAI, as supplemented from time to time.

Sub-Adviser Compensation. As full compensation for its services to the Fund, VFIA receives monthly compensation at the annual rate of 50% of the Adviser’s net advisory fee, which means that, in the event the Adviser waives its entire fee and also assumes expenses of the Trust pursuant to an applicable expense limitation agreement, VFIA will similarly waive its entire fee and will share in the expense assumption by promptly paying to the Adviser (or its designee) 50% of the assumed amount. If during the term of the sub-advisory agreement the Adviser later recaptures some or all of fees waived or expenses reimbursed by the Adviser and VFIA together, then the Adviser will pay to VFIA 50% of the amount recaptured.

Disclosure Regarding Approval of Advisory and Sub-Advisory Agreements. A discussion regarding the basis for the Board’s most recent approval of the investment advisory agreement and investment sub-advisory agreement for the Fund is available in the Fund’s most recent reports filed on form N-CSR for the fiscal period ended April 30, 2024. You may obtain a copy of the Fund’s annual and semi-annual reports and annual and semi-annual financial statements, without charge, upon request to the Fund.

PORTFOLIO MANAGERS

The following employees of Newfleet are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

•David L. Albrycht, CFA, President and Chief Investment Officer of Newfleet

David Albrycht, CFA, is President and Chief Investment Officer at Newfleet (since June 2011). Until June 2011, he was executive managing director (2008 to 2011) and vice president (2005 to 2008), fixed income, of Goodwin Capital Advisers, Inc. (“Goodwin”). Previously, he was associated with Virtus Investment Advisers, Inc., at which time it was an affiliate of Goodwin. He managed fixed income portfolios for Goodwin affiliates beginning in 1991.

•Benjamin Caron, CFA, Senior Managing Director and Portfolio Manager of Newfleet

Benjamin Caron, CFA, is Senior Managing Director and Portfolio Manager at Newfleet (since June 2011). Prior to June 2011, Mr. Caron was on the fixed income team at Goodwin. Mr. Caron also is a portfolio manager of a closed-end fund managed by Newfleet, in addition to assisting the senior portfolio manager in the management of several open-end funds managed by Newfleet. Mr. Caron joined Goodwin in 2002 as a client service associate for the institutional markets group focusing on institutional fixed income clients.

Additional Information. Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares of the Fund is available in the Fund’s SAI.

BOARD OF TRUSTEES

The Fund is a diversified series of the Trust, an open-end management investment company organized as a Delaware statutory trust on September 20, 2012. The Board supervises the operations of the Trust and the Fund according to applicable state and federal law, and is responsible for the overall management of the Fund’s business affairs.

OPERATIONAL ADMINISTRATOR

Virtus ETF Solutions LLC (the “Administrator”), located at 31 West 52nd Street, 16th Floor, New York, NY 10019, serves as the Fund’s operational administrator. The Administrator supervises the overall administration of the Trust and the Fund including, among other responsibilities, the coordination and day-to-day oversight of the Fund’s operations, the service providers’ communications with the Fund and each other, and assistance with Trust, Board and contractual

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matters related to the Fund and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust.

ACCOUNTING SERVICES ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

The Bank of New York Mellon (“BNY”), located at 240 Greenwich Street, New York, NY 10286, directly and through its subsidiary companies, provides necessary administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as the Fund’s accounting services administrator. BNY also serves as the custodian for the Fund’s assets, and serves as transfer agent and dividend paying agent for the Fund.

DISTRIBUTOR

VP Distributors, LLC (the “Distributor”), located at One Financial Plaza, Hartford, CT 06103, serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP located at Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust and the Fund.

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, PA 19103, serves as counsel to the Trust and the Independent Trustees.

EXPENSES OF THE FUND

The Fund pays all of its expenses, subject to the Expense Limitation Agreement. General Trust expenses that are allocated among and charged to the assets of the Fund and other series of the Trust are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of the Fund and other series of the Trust or the nature of the services performed and relative applicability to the Fund and other series of the Trust.

INVESTING IN THE FUND

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser, VFIA or their affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

DETERMINATION OF NET ASSET VALUE

The NAV of the Shares for the Fund is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of Shares outstanding. Interest and investment income on the Fund’s assets accrue daily and are included in the Fund’s total assets. Expenses and fees (including investment advisory, management, administration and distribution fees, if any) accrue daily and are included in the Fund’s total liabilities. The NAV that is published is rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV is calculated to five decimal places.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures approved by, and under the direction of, the Board. In determining the value of the Fund’s assets, portfolio securities are generally valued at market using quotations from the primary market in which they are traded. Debt securities (other than short-term investments) are valued on the basis of broker quotes or valuations provided by a pricing service, which in determining value utilizes information regarding recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets, such as accrued interest,

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accrued dividends and cash are also included in determining the NAV. The Fund normally uses third party pricing services to obtain market quotations.

The Board has designated the Adviser to serve as its valuation designee, pursuant to Rule 2a-5 under the Investment Company Act of 1940 (“1940 Act”), to perform the fair value determinations relating to any or all Fund investments. Accordingly, securities and assets for which market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued by the Adviser at fair value as determined in good faith under policies approved by the Board. Fair value pricing may be used, for example, in situations where (i) portfolio securities, such as securities with small capitalizations, are so thinly traded that there have been no transactions for that security over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to change the value of the portfolio security prior to the Fund’s NAV calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. Pursuant to policies adopted by the Board, the Adviser consults with BNY and Newfleet on a regular basis regarding the need for fair value pricing. Fair value pricing is intended to result in a calculation of the Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the- price next available for that portfolio security using the Fund’s normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. If the fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, you may receive more or less proceeds or Shares from redemptions or purchases of Shares, respectively, than you would have otherwise received if the portfolio security were priced using the Fund’s normal pricing procedures, which could result in the market prices for Shares deviating from NAV. The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. The Board oversees the Adviser in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

Foreign securities not denominated in U.S. dollars are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service. If securities in which the Fund invests are listed primarily on foreign exchanges that trade on weekends or other days when the Fund does not price its Shares, the NAV of the Shares may change on days when you will not be able to purchase or redeem Shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. Eastern time.

To the extent the assets of the Fund are invested in other open-end investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

The NAV is determined as of the close of regular trading on the Exchange, normally 4:00 p.m. Eastern time, on each day that the Exchange is open for business. Currently, the Exchange is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of Shares have tracked the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year is available without charge on the Fund’s website at www.virtusetfs.com.

FREQUENT TRADING

Unlike traditional mutual funds, Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and the vast majority of trading in the Shares occurs on the secondary market. Because

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secondary market trades do not involve the Fund directly, those trades are unlikely to cause many of the harmful effects of frequent purchases and redemptions of Shares, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. In addition, direct trading on a short-term basis by Authorized Participants is critical to ensuring that the Shares trade at or close to NAV. The Fund also imposes transaction fees on purchases and redemptions of Creation Units by Authorized Participants, which are designed to offset the Fund’s transaction costs associated with issuing and redeeming Creation Units. Given this structure, the Board determined that it is not necessary to adopt policies and procedures with respect to frequent purchases and redemptions of Shares by Fund shareholders. The Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive or excessive trading in Creation Units. The Fund also reserves the right to reject any redemption order in accordance with applicable law.

The Board has instructed the officers of the Trust to review reports of purchases and redemptions of Creation Units on a regular basis to determine if there is any unusual trading in the Shares. The officers of the Trust will report to the Board any such unusual trading in Creation Units that is disruptive to the Fund. In such event, the Board may reconsider its decision not to adopt market timing policies and procedures.

DISTRIBUTIONS

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to shareholders. The Fund expects to distribute substantially all of its net investment income monthly and its net realized capital gains, if any, monthly. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

At the time you purchase your Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

FEDERAL INCOME TAXES

FUND DISTRIBUTIONS

The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares. Because the income of the Fund is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends reported by the Fund is anticipated to be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

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SALE OF FUND SHARES

A sale of Shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

TAX TREATMENT OF FUND SHAREHOLDERS

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Fund distributions and gains from the sale of your Shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends paid by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). Information about a shareholder in the Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

WITHHOLDING

By law, if you do not provide your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. Withholding is also imposed if the IRS requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

CREATION UNITS

Because Creation Units are issued and redeemed by the Fund solely for cash, an Authorized Participant generally will recognize neither gain nor loss on the issuance of Creation Units, but may recognize gain or loss on the redemption of Creation Units equal to the difference between the Authorized Participant’s basis in the Creation Units and the cash received by the Authorized Participant as part of the redemption. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

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Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming such Creation Units are held as a capital asset.

Because the Fund currently expects to generally redeem Creation Units in cash, it may recognize more capital gains than it would have if it redeemed Creation Units in-kind.

This discussion of “Federal Income Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund. For additional information, see the “Taxation” section of the Statement of Additional Information.

FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains a website for the Fund at www.virtusetfs.com. The website for the Fund contains the following information, on a per-Share basis, for the Fund: (i) the prior Business Day’s NAV and market price; (ii) the 30-day median bid-ask spread; (iii) the reported midpoint of the bid-ask spread at the time of NAV calculation (the “Bid-Ask Price”); (iv) a calculation of the premium or discount of the Bid-Ask Price against such NAV; and (v) data in chart format displaying the frequency distribution of discounts and premiums of the Bid-Ask Price against the NAV, within appropriate ranges, for each of the four previous calendar quarters (or for the life of the Fund if, shorter). In addition, on each Business Day, before the commencement of trading in Shares on the Exchange, the Trust discloses on the Fund’s website the identities and quantities of the portfolio securities and other assets held by the Fund that will form the basis for the calculation of NAV at the end of the Business Day.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

OTHER INFORMATION

The Fund is not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objective. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by SEC rule or an exemptive order that permits registered investment companies to invest in the Fund beyond those limitations.

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FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each of the fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, which is included with the Fund’s financial statements, are included in the Fund’s Form N-CSR filed with the SEC, which is available upon request, at no charge by calling the Fund at (888) 383-0553.

	Virtus Newfleet Multi-Sector Bond ETF
	For the Year Ended October 31, 2024	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$21.16	$21.43	$25.21	$24.66	$24.54
Investment operations:
Net investment income[1]	1.36	1.31	0.90	0.89	0.96
Net realized and unrealized gain (loss)	1.45	(0.33)	(3.80)	0.50	0.10
Total from investment operations	2.81	0.98	(2.90)	1.39	1.06
Less Distributions from:
Net investment income	(1.33)	(1.25)	(0.88)	(0.84)	(0.91)
Return of capital	—	—	—	—	(0.03)
Total distributions	(1.33)	(1.25)	(0.88)	(0.84)	(0.94)
Net Asset Value, End of year	$22.64	$21.16	$21.43	$25.21	$24.66
Net Asset Value Total Return[2]	13.51%	4.56%	(11.72)%	5.71%	4.51%
Net assets, end of year (000’s omitted)	$191,287	$47,619	$41,793	$20,171	$18,494
RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses, net of expense waivers	0.49%	0.49%	0.49%	0.49%[3]	0.55%[3]
Expenses, prior to expense waivers	0.72%	0.80%	1.02%	1.21%[3]	1.15%[3]
Net investment income	6.07%	5.95%	3.92%	3.52%	3.95%
Portfolio turnover rate[4]	92%	138%	84%	107%	103%

1   Based on average shares outstanding.

2    Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

3   The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

4   Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

ADDITIONAL INFORMATION

If you would like more information about the Trust, the Fund or the Shares, the following documents are available free upon request:

Annual and Semi-Annual Reports; Form-N-CSR Filed with the SEC

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports and in Form N-CSR filed with the SEC. You will find in the Fund’s annual report a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the prior fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

Statement of Additional Information

Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

To receive a free copy of the Fund’s SAI, annual and semi-annual reports, financial statements or other information about the Fund, or to make inquiries about the Fund, please call the Fund toll-free at (888) 383-0553. You can also access and download the SAI and the most recent annual and semi-annual reports and financial statements without charge at the Fund’s website at www.virtusetfs.com or by written request to the Fund at the address below.

To obtain other information and for shareholder inquiries:

By telephone:	(888) 383-0553

By mail:	ETFis Series Trust I 31 West 52nd Street, 16th Floor New York, NY 10019

On the Internet:	SEC Edgar database: http://www.sec.gov; or www.virtusetfs.com

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “householding”, is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Fund. You may also request that householding be eliminated from all your required mailings.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or its Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, may be generally required to deliver a Prospectus. This is in addition to any obligation dealers have to deliver a Prospectus when acting as underwriters.

ETFis Series Trust I: Investment Company Act file number 811-22819

STATEMENT OF ADDITIONAL INFORMATION

VIRTUS NEWFLEET MULTI-SECTOR BOND ETF

TICKER: NFLT

EXCHANGE: NYSE Arca, Inc.

February 28, 2025

a series of

ETFis Series Trust I

31 West 52nd Street, 16th Floor

New York, NY 10019

Telephone: (888) 383-0553

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the prospectus (“Prospectus”) for the Virtus Newfleet Multi-Sector Bond ETF (Ticker: NFLT) (the “Fund”), a series of ETFis Series Trust I (the “Trust”), dated the same date as this SAI, which incorporates this SAI by reference in its entirety. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus for the Fund may be obtained at no charge by writing or calling the Fund at the address or phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus. No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus, and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust. The SAI does not constitute an offer to sell securities.

The Fund’s financial statements are incorporated herein by reference to the Fund’s most recent Form N-CSR  for the fiscal year ended October 31, 2024, and are hereby deemed to be part of this SAI. You may obtain a copy of the Fund’s financial statements and Form N-CSR at no charge by request to the Fund at the address or phone number noted below. A copy of the Prospectus for the Fund may be obtained, without charge, by calling (888) 383-0553 or visiting www.virtusetfs.com, or writing to the Trust, c/o VP Distributors, LLC, One Financial Plaza, Hartford, CT 06103.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Delaware statutory trust on September 20, 2012 and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust currently consists of 10 investment portfolios: InfraCap MLP ETF (Ticker: AMZA); InfraCap REIT Preferred ETF (Ticker: PFFR); Virtus InfraCap U.S. Preferred Stock ETF (Ticker: PFFA); Virtus LifeSci Biotech Clinical Trials ETF (Ticker: BBC); Virtus LifeSci Biotech Products ETF (Ticker: BBP); Virtus Newfleet Multi-Sector Bond ETF (Ticker: NFLT); Virtus Private Credit Strategy ETF (Ticker: VPC); Virtus Real Asset Income ETF (Ticker: VRAI); Virtus Reaves Utilities ETF (Ticker: UTES); and Virtus WMC International Dividend ETF (Ticker: VWID). Other portfolios may be added to the Trust in the future. The Fund is classified as a diversified management investment company under the 1940 Act. The shares of the Fund are referred to herein as “Fund Shares” or “Shares”. The offering of Shares is registered under the Securities Act of 1933 (the “Securities Act”).

Prior to February 28, 2018, Virtus Newfleet Multi-Sector Bond ETF was known as Virtus Newfleet Multi-Sector Unconstrained Bond ETF.

The Fund’s investment adviser is Virtus Investment Advisers, LLC (the “Adviser”). The Adviser has acted as an investment adviser for over 80 years. The Fund’s sub-adviser is Virtus Fixed Income Advisers, LLC (“VFIA”), operating through its division, Newfleet Asset Management (“Newfleet”). VFIA is an affiliate of the Adviser.

The Fund offers and issues Shares at net asset value (the “NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”), generally in exchange for cash or a basket of securities included in the Fund’s portfolio (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares are generally redeemable only in Creation Units and, generally, in exchange for cash or Deposit Securities and a Cash Component. The Fund currently expects to generally effect its creations and redemptions entirely for cash, rather than for in-kind securities. Creation Units are aggregations of Shares and are available only to certain large institutions, referred to as “Authorized Participants”, that enter into agreements with VP Distributors, LLC (the “Distributor”). In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit.

FUND NAME AND INVESTMENT POLICY. The Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in bonds (the “Names Rule Policy”). For this Names Rule Policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket of the Names Rule Policy if they have economic characteristics similar to the other investments included in the basket. To the extent sufficient information is reasonably available, the Fund will also consider the holdings of any ETF and other U.S. registered investment companies in which it invests when determining compliance with the Fund’s Names Rule Policy. The Fund’s Names Rule Policy is not a “fundamental” policy, which means that it may be changed without a vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. However, under Rule 35d-1, shareholders must be given notice at least 60 days prior to any change by the Fund of its Names Rule Policy.

EXCHANGE LISTING AND TRADING

Fund Shares trade on the NYSE Arca, Inc. (the “Exchange”) at market prices that may be below, at or above NAV. There can be no assurance that the requirements of the Exchange necessary for the Fund to maintain the listing of its Shares will continue to be met. The Exchange will consider the suspension of trading and delisting of the Shares of the Fund if (i) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act, (ii) following the initial 12-month period after the commencement of trading of Fund Shares, there are fewer than 50 beneficial holders of Shares of the Fund, (iii) any other applicable listing requirements set forth in the Exchange’s listing rules are not continuously maintained, or (iv) any other event occurs or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

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OTHER INVESTMENT POLICIES

The following policies supplement the Fund’s investment objective and policies as described in the Prospectus for the Fund. Unless the Fund’s Prospectus or this SAI states that a percentage limitation or fundamental or non-fundamental restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment.

GENERAL INVESTMENT RISKS. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund’s investment program will be successful. Investors should carefully review the descriptions of the Fund’s investments and its risks in this SAI and the Prospectus.

CONVERTIBLE SECURITIES. The Fund may invest directly or indirectly in securities convertible into common stock if, for example, Newfleet believes that a company’s convertible securities are undervalued in the market. Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks and warrants. Convertible securities are subject to risks associated with the performance of the company underlying the securities, as well as the underlying instruments. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

DERIVATIVE INSTRUMENTS. A derivative is a financial instrument whose value is dependent upon the value of other assets, rates or indices. The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in derivative instruments (including futures and options on such futures) imposed by the provisions of the 1940 Act and rules thereunder. Additionally the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”), with respect to the Fund. Therefore, the Adviser is not subject to regulation or registration as a commodity pool operator under the CEA.

Legal and regulatory changes may substantially affect over-the-counter (“OTC”) derivatives markets, and such changes may impact the Fund’s use of such instruments. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010 (the “Dodd-Frank Act”) provides for the regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from a fund with respect to such derivatives. Specifically, these regulations require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with a fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps have been adopted and are being phased-in over time.

Options. An option is a contract that gives the purchaser the option, in return for the premium paid, the right, but not the obligation, to buy from or sell to the writer of the option at the exercise price during the term of the option or on a specific date, the security, currency, or other instrument underlying the option. The Fund may write call and put options on securities, ETFs or security indexes to seek income or may purchase or write put or call options for hedging purposes. Options may either be listed on an exchange or traded in over-the-counter markets.

Although not required to do so, the Fund will typically write a call option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, a covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying asset above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying asset decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver (if not cash settled) the underlying asset at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying asset, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position.

Futures Contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade that have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”). No purchase price is paid or received when the contract is entered into. Instead, the Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures commission merchant (“FCM”) an amount of cash, U.S. government securities, suitable money market instruments or liquid, high-grade fixed income securities, known as “initial margin”. The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

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If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the FCM will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the FCM will pay the excess to the Fund. These subsequent payments, called “variation margin,” to and from the FCM, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as “marking to market”. When the futures contract is closed out, if the Fund has a loss equal to or greater than the margin amount, then the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, then the full margin amount and the amount of the gain are paid to the Fund and the FCM pays the Fund any excess gain over the margin amount.

There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

The Fund will incur brokerage fees when it purchases and sell futures contracts, and margin deposits must be maintained at all times when a futures contract is outstanding. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the futures contract.

While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying assets whenever it appears economically advantageous for the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract. If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect the Fund’s current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs, and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in an index future, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for the securities on which the future is based. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a long position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Risks of Purchase and Sale of Futures Contracts. Futures can be volatile instruments and involve certain risks. If Newfleet applies a hedge in the Fund’s portfolio at an inappropriate time or judges market movements incorrectly, futures strategies may lower the Fund’s return. The Fund could also experience losses if the prices of its futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid market.

In general, the Fund will not purchase or sell futures contracts unless either (i) the futures contracts are purchased for “bona fide hedging” purposes (as defined under the CFTC regulations); or (ii) if purchased for other purposes, (A) the sum of the amounts of initial margin deposits and premiums required to establish such positions on the Fund’s existing futures would not exceed 5% of the liquidation value of the Fund’s portfolio or (B) the aggregate net notional value of commodity futures, commodity options contracts, or swaps positions determined at the time the most recent position was established does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into.

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EQUITY SECURITIES.

Direct and Indirect Common Stock. The Fund may invest in equity securities, both directly and indirectly through investments in shares of ETFs and other investment companies, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of securities and instruments described in this SAI and in the Prospectus. The equity portion of the Fund’s portfolio may include common stocks traded on domestic or foreign securities exchanges or on the over-the-counter market. In addition to common stocks, the equity portion of the Fund’s portfolio may also include preferred stocks, convertible preferred stocks, convertible bonds and other equity securities. Prices of equity securities in which the Fund may invest may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

Exchange-Traded Products (“ETPs”). The Fund may invest in exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”) and other ETPs. The shares of an ETF may be assembled in a block (e.g., 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days. ETPs other than ETFs are issued in shares or units, and trade on exchanges like ETFs.

There is a risk that the underlying ETPs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETPs, such as the trustees or sponsors, to close or otherwise fail to perform their obligations to the ETPs. Also, because the ETPs in which the Fund invests may be granted licenses by agreement to use various indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETPs may terminate if such license agreements are terminated. In addition, an ETP may terminate if its net assets fall below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETP, it will be able to invest instead in shares of an alternate ETP with a similar strategy, there is no guarantee that shares of an alternate ETP would be available for investment at that time.

Investments in ETPs involve certain inherent risks generally associated with investments in conventional registered investment companies (e.g., mutual funds) that hold a portfolio of securities including, without limitation: (1) risks that the general level of security prices for the ETP’s investment strategy may decline, thereby adversely affecting the value of each share or unit of the ETP; (2) an index-based ETP may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETP and the index with respect to the weighting of securities or number of stocks held; and (3) an index-based ETP may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based.

In addition, ETPs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETP’s shares may trade at a discount to its NAV; (2) an active trading market for an ETP’s shares may not develop or be maintained; (3) trading of an ETP’s shares may be halted if the listing exchange deems such action appropriate; and (4) ETP shares may be delisted from the exchange on which they trade, or activation of “circuit breakers” (which are tied to large decreases in stock prices) may halt trading temporarily. ETPs are also subject to the risks of the underlying securities or sectors in which the ETP is designed to track or invest.

Investments in Companies with Business Related to Commodities. The Fund may from time to time invest in securities of companies whose business is related to commodities, or in registered investment companies or other companies that invest directly or indirectly in commodities. For example, the Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies or publicly or privately traded companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can make sharp movement, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in commodities markets generally.

Money Market Funds. In order to maintain sufficient liquidity, for cash management purposes, or to implement investment strategies, the Fund may invest a portion of its assets in shares of one or more money market funds. Generally, money market funds are registered investment companies that seek to earn income consistent with the preservation of capital and maintenance of liquidity by investing primarily in high quality money market instruments, including, without limitation, U.S. government obligations, bank obligations and high-grade corporate instruments. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Company or any other governmental agency, entity or person. While investor losses in money market funds have been rare, they are possible. In addition, the Fund will incur additional indirect expenses to the extent it invests in shares of money market funds due to acquired fund fees and other costs.

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Other Investment Companies. Under the 1940 Act, the Fund may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”). Accordingly, the Fund is subject to the 3% Limitation unless (i) permitted by SEC rule to exceed the 3% Limitation; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such SEC rule.

To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent the Fund from allocating its investments in the manner that Newfleet considers optimal, or cause Newfleet to select a similar basket of securities (pre-selected groups of securities related by index or sector made available through certain brokers at a discount brokerage rate) or a similar index-based mutual fund or other investment company as an alternative. The Fund’s investments in other investment companies will be subject to the same 3% Limitation described above.

Preferred Stock. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including, without limitation, dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Preferred stocks may include the obligation to pay a stated dividend. The price of preferred stocks could depend more on the size of the dividend than on the company’s performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect the price of preferred stock.

Real Estate Securities. The Fund will not invest directly in real estate, but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests issued in real estate investment trusts (“REITs”). REITs are generally publicly traded on national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including, without limitation, risks related to changes in interest rates, possible declines in the value of and demand for real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a given market and environmental problems.

The Fund may invest in global real estate companies outside the U.S. These companies include, but are not limited to, companies with similar characteristics to a REIT structure, in which revenue consists primarily of rent derived from owned, income producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

Warrants and Rights. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. The holders of warrants and rights have no voting rights, and receive no dividends, with respect to the equity interests underlying warrants or rights, and will have no rights with respect to the assets of the issuer, until the warrant or right is exercised. Investments in warrants and rights involve certain risks, including, without limitation, the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

FIXED INCOME SECURITIES.

Corporate and Municipal Debt Securities. Corporate and municipal debt securities purchased by the Fund may be of any credit quality, maturity or yield. Accordingly, the Fund’s debt securities may include “investment grade” securities (those rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”), BBB by S&P Global Ratings (“S&P”) or Fitch, Inc. (“Fitch”) or, if not rated, deemed to be of equivalent quality in Newfleet’s opinion). In addition, the Fund’s debt securities may include lower-rated debt securities including, without limitation, “junk” bonds whose ratings are below investment grade. Debt securities rated Baa by Moody’s or BBB by S&P or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal. Debt securities rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are generally considered speculative and subject to significant risks of non- payment of interest and principal and greater market fluctuations than higher-rated debt securities. Lower-rated debt securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated debt securities, and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Fund’s NAV. These risks can reduce the value of the Fund’s shares and the income it earns. Descriptions of the quality ratings of Moody’s, S&P and Fitch are included as Appendix A to this SAI. While Newfleet utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

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Zero Coupon Securities. The Fund may purchase zero coupon securities. Zero coupon securities do not pay interest or principal until final maturity, unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Zero coupon securities are bought at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. One must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security. A zero coupon step-up security converts to a coupon security before final maturity.

Loan Risk. Investing in loans (including loan assignments, loan participations and other loan instruments) carries certain risks in addition to the risks typically associated with fixed income securities, including the risk of insolvency of the lending bank or other intermediary. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. In the event a borrower defaults, a fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. There is a risk that the value of the collateral securing the loan may decline after a fund invests and that the collateral may not be sufficient to cover the amount owed to the fund. If the loan is unsecured, there is no specific collateral on which the fund can foreclose. In addition, if a secured loan is foreclosed, a fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell.

Loans also may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. As a result, valuing a loan can be more difficult, and buying and selling a loan at an acceptable price can be more difficult or delayed, than other investments. Difficulty in selling a loan can result in a loss. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as a fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan participations, a fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if a fund could enforce its rights directly against the borrower.

U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) (“STRIPS”). STRIPS are created by separating the income and principal components of a debt instrument and selling them separately. U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Zero coupon U.S. government securities such as STRIPS are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. STRIPS do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. If the Fund invests in STRIPS, the Fund will accrue income on the investment for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations, in which case the Fund would forgo the purchase of additional income producing assets with these funds. The value of these instruments tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.

Debentures. A debenture is a long-term, unsecured, debt instrument backed only by the integrity of the borrower, not by collateral, and documented by an indenture. Governments often issue debentures, in part because they generally cannot guarantee debt with assets (government assets are public property). The primary risk with this type of investment is that the issuer will default or go into bankruptcy. As an unsecured creditor, in the event of default or bankruptcy, the holder of a debenture does not have a claim against any specific asset(s) of the issuing firm, so the investor will only be paid from the issuer’s assets after the secured creditors have been paid. The Fund may invest in all types of debentures, including, without limitation, corporate and government debentures.

Demand Notes. Variable and Floating Rate Demand Notes are notes that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Variable rate demand notes have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate. These formulas are designed to result in a market value for the Variable Rate Demand Note or Floating Rate Demand Note that approximates its par value. Variable and Floating Rate Demand Notes are subject to interest rate risks.

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Inverse Floaters. Inverse floaters are municipal obligations on which the interest rates typically fall as market rates increase and increase as market rates fall. Changes in market interest rates or the floating rate of the security inversely affect the residual interest rate of an inverse floater. As a result, the price of an inverse floater will be considerably more volatile than that of a fixed-rate obligation when interest rates change. Inverse floaters are a form of derivative investment. Certain derivatives can be used to increase or decrease the Fund’s exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund if Newfleet judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

Private Activity Bonds. Private activity bonds are generally revenue bonds payable not from general taxes, but from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, that do not generally carry the pledge of the credit of the issuing municipality. Interest paid from passive activity bonds is generally taxable as ordinary income and, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. Sizable investments in these obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. The obligations of issuers may become subject to laws enacted in the future by Congress, state legislatures, or local governments of referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Mortgage-Backed Securities. Mortgage-backed securities may or may not be issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Mortgage-backed securities are interests in pools of residential or commercial mortgage loans, including, without limitation, mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by private entities or various governmental and government-related entities. The value of some mortgage-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt securities investments, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of Newfleet to forecast interest rates and other economic factors correctly. Prepayment risk is a major risk of mortgage-backed securities.

Mortgage Pass-Through Certificates. Obligations of Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), and Federal Home Loan Mortgage Corporation (“FHLMC”) include direct pass-through certificates representing undivided ownership interests in pools of mortgages. The Fund may invest in such certificates, which are guaranteed as to payment of principal and interest (but not as to price and yield) by the issuer. For securities issued by GNMA, the payment of principal and interest is backed by the full faith and credit of the U.S. government. Mortgage pass-through certificates issued by FNMA or FHLMC are guaranteed as to payment of principal and interest by the credit of the issuing U.S. government agency. Securities issued by other non-governmental entities (such as commercial banks or mortgage bankers) may offer credit enhancement such as guarantees, insurance, or letters of credit. Mortgage pass-through certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates or increased property transfers and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price.

Collateralized Mortgage Obligations (“CMOs”). CMOs are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMO’s collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including, without limitation, prepayments) monthly, quarterly, or semi-annually. The prices and yields of CMOs are determined, in part, by assumptions about cash flows from the rate of payments of the underlying mortgage. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. These prepayment risks can make the prices of CMOs very volatile when interest rates change. That volatility will affect the Fund’s share price. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. Newfleet will invest in classes of CMOs only if their characteristics and interest rate sensitivity fit the investment objective and policies of the Fund.

Other Mortgage Related Securities. In addition to the mortgage pass-through securities and the CMOs mentioned above, the Fund may also invest in other mortgage derivative products. In addition to the prepayment risks described above, rapidly rising interest rates could cause prepayments of mortgages to occur at a slower rate than expected, and the expected maturity of short or medium term mortgage-related securities could lengthen as a result. That could cause their values to fluctuate more, and the share price of the Fund to fluctuate more and to fall. Governmental, government-related, and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage-related securities are developed and offered to the investment community, the Fund may consider making investments in such new types of mortgage-related securities.

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Asset-Backed Securities. The Fund may invest in asset-backed securities backed by loans such as automobile loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically asset-backed securities represent undivided fractional interests in a trust whose assets consist of a pool of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders and are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution. In some cases asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to risks of prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Fund may invest in other asset-backed securities (e.g., equipment trust certificates), including those that may be developed in the future.

Equipment Trust Certificates. The Fund may invest in equipment trust certificates which are a type of asset-backed security that represents undivided fractional interests in a trust whose assets consist of a pool of equipment retail installment contracts or leased equipment. The debt issue is secured by the equipment or physical assets, as the title for the equipment is held in trust for the holders of the issue. Equipment trust certificates are subject to the risk that the lessee or payee defaults on its payments, and risks related to potential declines in the value of the equipment that serves as collateral for the issue.

FOREIGN SECURITIES. The Fund may invest directly or indirectly in foreign equity securities traded on U.S. exchanges, in over-the-counter markets or in the form of depositary receipts as described below. The Fund may also invest in foreign currency and foreign currency-denominated securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards, including recordkeeping standards, comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. Some foreign countries impose conditions and restrictions on foreigners’ ownership of interests in local issuers, including restricting ownership to certain classes of investment in an issuer, which may reduce potential investment returns and impair disposition of those investments. Additional costs associated with an investment in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries because of inconsistent legal interpretations or less defined legal and regulatory provisions or because of corruption or influence on local courts.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars or other governmental intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises and securities issued or guaranteed by foreign governments, their agencies, instrumentalities or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments. From time to time, certain companies in which the Fund invests may operate (a) in, or have dealings with, countries subject to sanctions, embargoes or other government actions imposed by the U.S. Government or the United Nations and/or (b) in countries the U.S. Government has identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance or the Fund’s ability to invest or hold securities of such companies. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. Government identifies as state sponsors of terrorism or subjects to sanction, which could also negatively affect the company’s performance. There is no assurance that Newfleet will be able to anticipate these potential events or counter their effects.

Foreign Fixed-Income Securities. Investing in foreign fixed-income securities has the same risks as investing in foreign securities generally. In addition, foreign corporate bonds are subject to the risks that foreign companies may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the U.S., which may make it more difficult to evaluate the business and/or financial position of the issuer and the value of the bond. Foreign government bonds are also subject to the risks that governmental issuers of fixed-income securities may be unwilling to pay interest and repay principal when due or may require that conditions for payment be renegotiated.

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Depositary Receipts. ADRs provide a method whereby the Fund may invest in securities issued by companies whose principal business activities are outside the United States. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that participates in a sponsored program. Generally, ADRs are designed for use in the U.S. securities markets, and are denominated in U.S. dollars, while the underlying securities of the ADRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the ADR and, therefore, the value of the Fund’s portfolio, either positively or negatively (i.e., foreign currency risk). In addition to foreign currency risk, ADRs present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include political, economic or legal developments in the company’s home country (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), withholding taxes on dividend or interest payments or capital transactions or other restrictions. In addition, although the ADRs in which the Fund invests are listed on major U.S. exchanges, there can be no assurance that a market for these securities will be made or maintained or that any such market will be or remain liquid. If that happens, the Fund may have difficulty selling securities, or selling them quickly and efficiently at the prices at which they have been valued.

The Fund may also invest in GDRs and European Depositary Receipts (“EDRs”). GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin American to offer shares in many markets around the world. EDRs are similar to ADRs and GDRs, except they are typically issued by European banks or trust companies, denominated in foreign currencies and designed for use outside the U.S. securities markets.

Emerging Market Securities. An “emerging market” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Investing in emerging markets involves greater risks and uncertainties than in more established markets, such as exposure to potentially unstable governments, the risk of nationalization of business, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights. In addition, the securities markets of emerging market countries (and participants in those markets) are typically subject to less government supervision and regulation, and possible arbitrary and unpredictable enforcement of securities regulations and other laws, as well as differences in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers and difficulty in obtaining and/or enforcing a judgement in a court outside of the United States. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. The securities markets in emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States and other developed countries. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. A limited number of issuers in emerging markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in these countries may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. The inability of the Fund to dispose fully and promptly of positions in declining markets would cause the Fund’s NAV to decline as the values of the unsold positions are marked to lower prices. In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Foreign Currency Transactions. Investments in foreign securities involve currency risk. The Fund may engage in various transactions to hedge currency risk, but is not required to do so. The instruments the Fund may use for this purpose include forward foreign currency contracts, foreign currency futures contracts and options on foreign currencies.

A forward foreign currency contract is an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price established at the time of the contract. These contracts are entered into directly between currency traders and their customers. The Fund may use these contracts to purchase or sell a foreign currency for the purpose of locking in the U.S. dollar price of foreign securities the Fund has agreed to purchase or the amount in U.S. dollars that the Fund will receive when it has sold foreign securities.

Currency futures contracts are similar to forward currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. The Fund may purchase or sell foreign currency futures contracts to protect against fluctuations in the U.S. dollar values of foreign securities. For example, the Fund may sell a futures contract on a foreign currency when it holds securities denominated in that currency and it anticipates a decline in the value of that currency relative to the U.S. dollar. If such a decline were to occur, the resulting adverse effect on the value of the foreign-denominated securities may be offset, in whole or in part, by gains on the futures contract.

A currency option is the right – but not the obligation – to buy (in the case of a call) or sell (in the case of a put) a set amount of one currency for another at a predetermined time in the future. The two parties to a currency option contract are the option buyer and the option seller/writer. The option buyer may, for an agreed upon price, purchase from the option writer a commitment that the option writer will sell (or purchase) a specified amount of a foreign currency upon demand. The option extends only until the stated expiration date. The rate at which one currency can be purchased or sold is one of the terms of the option and is called the strike price. The total description of a currency option includes the underlying currencies, the contract size, the expiration date, the strike price and whether the option is an option to purchase the underlying currency (a call) or an option to sell the underlying currency (a put). There are three types of option expirations, American-style, European- style and Bermuda-style. American-style options can be exercised on any business day prior to the expiration date. European-style options can be exercised at expiration only. Bermuda-style options can be exercised at the date of expiration, and on certain specified dates that occur between the purchase date and the date of expiration.

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The use of foreign currency transactions involves risks, including the risk of imperfect correlation between movements in futures or options prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency transactions also depends on the ability of Newfleet to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that Newfleet’s judgment will be accurate. The use of foreign currency transactions also exposes the Fund to the general risks of investing in futures and options contracts, including: the risk of an illiquid market and the risk of adverse regulatory actions. Any of these factors may cause the Fund to lose money on its foreign currency transactions.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient liquid assets to meet the purchase price. In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if Newfleet felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

ILLIQUID AND RESTRICTED INVESTMENTS. Illiquid investments are those that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may invest up to 15% of its net assets in illiquid investments. Historically, illiquid investments have included those subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act (“restricted securities”), investments that are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Such investments may offer higher yields than comparable publicly traded securities, and they also may incur higher risks.

Although the investments described in this section generally will be considered illiquid, an investment’s contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the investment and therefore these investments may be determined to be liquid in accordance with guidelines established by the Board. The Trustees have delegated to the Adviser the determination of the liquidity of such investments in the Fund’s portfolio as administrator of the Fund’s liquidity risk management program. The Adviser will take into account relevant market, trading and investment-specific considerations when determining whether an investment is illiquid.

If illiquid investments exceed 15% of the Fund’s net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid investments. Because illiquid investments may not be readily marketable, the Adviser may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments held by the Fund may cause the NAV of the Fund to decline. An investment that is determined by the Adviser to be liquid may subsequently revert to being illiquid if not enough buyer interest exists.

The Fund may purchase Rule 144A securities sold to institutional investors without registration under the Securities Act and commercial paper issued in reliance upon the exemption in Section 4(a)(2) of the Securities Act, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer’s ability to honor a demand for repayment of the unregistered security.

Restricted securities ordinarily can be sold by the Fund in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable amount of time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Trustees or their delegate.

The Fund’s difficulty valuing and selling restricted securities and illiquid investments may result in a loss or be costly to the Fund. If a substantial market develops for a restricted security or other illiquid investment held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines adopted by the Trust on behalf of the Fund.

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MARKET VOLATILITY RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. For example, the recent spread of a novel coronavirus known as COVID-19 resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Additionally, Russia began a large-scale invasion of Ukraine in February 2022, which has led to various countries, including the United States, imposing economic sanctions on certain Russian individuals and Russian corporate and banking entities, and the value and liquidity of Russian securities and the Russian currency have experienced significant declines. Russia’s military incursion and resulting sanctions (and other consequences related to the invasion, such as boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals) could have a severe adverse effect on the region’s economies and more globally, including significant negative impacts on the financial markets for certain securities and commodities, such as oil and natural gas, and thus could further decrease the value and liquidity of the Fund’s investments. The extent and duration of military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial and prolonged. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or adjoining geographic regions.

MONEY MARKET INSTRUMENTS. The Fund may invest directly and indirectly in money market instruments, including, without limitation, U.S. Government obligations or corporate debt obligations (including, without limitation, those subject to repurchase agreements). Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of banks, Commercial Paper, and Master Notes. Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit is an unsecured, interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest directly in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s, S&P or Fitch or, if not rated, is deemed to be of equivalent quality. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. The interest rate on a Master Note may fluctuate based on changes in specified interest rates or may be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Master Notes are generally illiquid and therefore subject to the Fund’s percentage limitation for illiquid investments.

SHORT SALES. The Fund may enter into short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete a short sale, the Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs, and then sell the borrowed security to a buyer in the market. The Fund will cover its short position by buying shares in the market either (i) at its discretion or (ii) when called by the broker-dealer lender. Until the security is replaced, the Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan. In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

In addition, the Fund may make short sales “against the box,” which occur when the Fund sells a security short while owning securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including, without limitation, interest, in connection with opening, maintaining and closing short sales against the box.

TEMPORARY DEFENSIVE POSITIONS. The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. In such circumstances, the Fund may also hold up to 100% of its portfolio in cash and cash equivalent positions. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

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BORROWING. The Fund may, subject to the restrictions of the 1940 Act, borrow money from banks. In the event the Fund should ever borrow money, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets. The 1940 Act presently allows the Fund to borrow from any bank (including, without limitation, pledging, mortgaging or hypothecating assets) provided that, immediately after any such borrowing, there is an asset coverage of at least 300% for all such borrowings, and provided further that, in the event that the Fund’s asset coverage at any time falls below 300%, the Fund reduce its existing borrowings (within three days, excluding Sundays and holidays) to the extent necessary to comply with the foregoing limitation.

CYBERSECURITY RISK. The Fund, like all companies, may be susceptible to operational and information security risks, or risks of catastrophic systems failures by critical service providers. Cybersecurity incidents can also result from deliberate cyberattacks or unintentional events and may arise from external or internal sources. Cyberattacks may include infection by malicious software or gaining unauthorized access to digital systems, networks or devices that are used to service the Funds’ operations (e.g., by “hacking” or “phishing”). Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). These cyberattacks could cause the misappropriation of assets or personal information, corruption of data or operational disruptions. Geopolitical tensions may, from time to time, increase the scale and sophistication of deliberate cyberattacks. Cybersecurity or critical systems failures or breaches of the Fund, its service providers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions, impact business operations and impede trading, potentially resulting in financial losses, the inability of Authorized Participants to process transactions, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result.

INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of its outstanding voting Shares. A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding Shares represented in person or by proxy at a meeting at which more than 50% of its outstanding Shares are represented; or (ii) more than 50% of the Fund’s outstanding Shares. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

FUNDAMENTAL RESTRICTIONS. As a matter of fundamental policy, the Fund may not:

(1)	With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund;

(2)	Issue senior securities, except as permitted by the 1940 Act;

(3)	Borrow money (including, without limitation, borrowing to meet redemptions), except to the extent permitted under the 1940 Act;

(4)	Pledge, mortgage or hypothecate its assets;

(5)	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(6)	Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33⅓% of total Fund assets;

(7)	Purchase or sell real estate or interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities);

(8)	Invest more than 25% of its total assets in any particular industry; and

(9)	Invest in commodities.

NON-FUNDAMENTAL RESTRICTIONS. The following investment limitations are not fundamental and may be changed by the Board without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

(1)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(2)	Make investments for the purpose of exercising control or management over a portfolio company;

(3)	Invest in securities of other registered investment companies, except as permitted under the 1940 Act;

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(4)	Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock of companies that invest in or sponsor such programs; or

(5)	Purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants.

With respect to the fundamental and non-fundamental investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule.

With respect to the above fundamental investment restriction on borrowing money, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices will not constitute borrowing.

With respect to the above fundamental investment restriction on pledging, mortgaging or hypothecating assets, any such activity to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with (i) writing covered put or call options, (ii) the purchase of securities on a when-issued or forward commitment basis, or (iii) collateral or initial or variation margin arrangements with respect to options, forward contracts, futures contracts (including, without limitation, those relating to indices), or options on futures contracts or indices will not be considered pledging, mortgaging or hypothecating assets.

With respect to the above fundamental investment restriction on making loans, investment in U.S. government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements will not be deemed to be the making of a loan.

With respect to the above fundamental investment restriction regarding concentration in a particular industry, (i) securities of the U.S. Government (including its agencies and instrumentalities), tax-exempt securities of state or municipal governments and their political subdivisions and investments in other registered investment companies are not considered to be issued by members of any industry (although, to the extent sufficient information is reasonably available, the Fund will consider the holdings of an underlying registered investment company in applying its concentration policy), (ii) if the Fund invests in a revenue bond tied to a particular industry, the Fund will consider such investment to be issued by a member of the industry to which the revenue bond is tied. and (iii) any loan in which the Fund invests will be considered an investment in the industry in which the underlying borrower of the loan is included.

With respect to the above fundamental investment restriction on investments in commodities, the purchase or sale by the Fund of options, forward contracts, futures contracts (including, without limitation, those relating to indices), options on futures contracts or indices or interests in equity securities issued by companies (including, without limitation, investment companies) that hold or invest in one or more commodities as their sole or principal business activity will not be considered an investment in commodities.

With respect to the above non-fundamental investment restriction on purchasing securities on margin, short sales of securities and futures trades, forward contracts or similar trades requiring margin deposits or other use of a margin account will not be considered purchasing securities on margin.

The 1940 Act allows the Fund to borrow from any bank (including, without limitation, pledging, mortgaging or hypothecating assets) in an amount up to 33⅓% of its total assets and the Fund will, to the extent necessary, reduce its existing borrowings (within three days, excluding Sundays and holidays) to comply with the provisions of the 1940 Act.

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MANAGEMENT AND OTHER SERVICE PROVIDERS

The Board is responsible for the supervision and oversight of the Fund. The Board approves all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; reviews the performance of the Fund; and oversees the business activities of the Fund. This section of the SAI provides information about the persons who serve as trustees (“Trustees”) and executive officers to the Trust, as well as the entities that provide services to the Trust.

TRUSTEES AND OFFICERS. Following are the Trustees and executive officers of the Trust, their years of birth and addresses, their present positions with the Trust, and their principal occupations during the past five years. Those Trustees who are “interested persons” as defined in the 1940 Act (“Interested Trustees”) and those Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”), are identified in the table. The address of each Trustee and executive officer of the Trust, unless otherwise indicated, is 31 West 52nd Street, 16th Floor, New York, New York 10019.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Myles J. Edwards Year of Birth: 1961	Trustee	Since 2016	Chief Executive Officer and Chief Compliance Officer (since 2024), Disruptive Securities LLC; General Counsel and Chief Compliance Officer (since 2021), Sanctuary Securities, Inc. and Sanctuary Advisors, LLC; Chief Compliance Officer (since 2020), 1776 Wealth, Inc.; General Counsel and Chief Compliance Officer (since 2019), Bruderman Brothers, LLC and Bruderman Asset Management, LLC; Chief Compliance Officer (since 2018), Netrex Capital Markets, LLC; Chief Executive Officer (since 2018), Final Compliance; and Chief Compliance Officer (since 2018), Knight Vinke.	20	Trustee (since 2015), Virtus ETF Trust II (10 portfolios)
James A. Simpson Year of Birth: 1970	Trustee	Since Inception	President (since 2009), ETP Resources, LLC (a financial services consulting company).	20	Trustee (since 2018), Asset Management Fund (4 portfolios); Trustee (since 2015), Virtus ETF Trust II (10 portfolios)
Robert S. Tull, Jr. Year of Birth: 1952	Trustee	Since Inception	President (since 2017), Procure Holdings, Procure Expertise and Procure Innovations; Owner (since 2017), Pegassets LLC IP licensing of EAM; Equity Owner (since 2018), Turing Technology Associates.	20	Trustee (since 2015), Virtus ETF Trust II (10 portfolios); Trustee (since 2017), Procure Holdings, Procure Expertise and Procure Innovations; and Board member (since 2018), LGBTQ Loyalty Holdings Inc.
INTERESTED TRUSTEE**
William J. Smalley Year of Birth: 1983	Trustee, President and Chief Executive Officer	Since Inception	President (since 2012), Virtus ETF Solutions LLC; Managing Principal (2012 to 2016) and Executive Vice President (2016 to 2019), ETF Distributors LLC; Managing Director (since 2012), Virtus ETF Advisers LLC; President and Chief Executive Officer (since 2013), ETFis Series Trust I; and President and Chief Executive Officer (since 2015), Virtus ETF Trust II.	10	None

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Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
OTHER EXECUTIVE OFFICERS
Timothy Branigan Year of Birth: 1976	Fund Chief Compliance Officer Deputy Fund Chief Compliance Officer Assistant Chief Compliance Officer	Since 2022 February 2022 to June 2022 2020 to 2022	Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.	N/A	N/A
Daphne Chisolm Year of Birth: 1969	Chief Legal Officer and Secretary	Since May 2023	Vice President and Senior Counsel (since 2023), Virtus Investment Partners, Inc.; Attorney at Law engaged in private practice as a solo practitioner (2018 to 2023); and various officer positions (since 2023) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.	N/A	N/A
Brinton W. Frith Year of Birth: 1969	Treasurer and Chief Financial Officer	Since Inception	President (since 2013), Virtus ETF Advisers LLC; Vice President (since 2016) and Managing Director (since 2013), Virtus ETF Solutions LLC; Treasurer and Chief Financial Officer (since 2013), ETFis Series Trust I; and Treasurer and Chief Financial Officer (since 2015), Virtus ETF Trust II.	N/A	N/A
Julia Short Year of Birth: 1972	Senior Vice President	Since 2022	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).	N/A	N/A
Richard W. Smirl Year of Birth: 1967	Executive Vice President	Since 2022	Chief Operating Officer (since 2021); Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.	N/A	N/A

*	As of the date of this SAI, the Fund Complex consisted of the Trust, which consisted of 10 portfolios — InfraCap MLP ETF, InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, Virtus Reaves Utilities ETF, and Virtus WMC International Dividend ETF — and Virtus ETF Trust II, which consisted of ten portfolios — Virtus Duff & Phelps Clean Energy ETF, Virtus Newfleet ABS/MBS ETF, Virtus Newfleet Short Duration High Yield Bond ETF, Virtus Newfleet Short Duration Core Plus Bond ETF, Virtus Seix Senior Loan ETF, Virtus Terranova U.S. Quality Momentum ETF, Virtus Stone Harbor Emerging Markets High Yield Bond ETF, Virtus AlphaSimplex Managed Futures ETF, Virtus KAR Mid-Cap ETF, and Virtus SEIX AAA Private Credit CLO ETF.

**	Mr. Smalley is an Interested Trustee because he is an employee of the Adviser.

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Board Structure. The Trust’s Board includes three Independent Trustees and one Interested Trustee, Mr. Smalley, who is Chairman of the Board. Each Trustee serves an indefinite term, until a successor is elected, qualified and serving as a Trustee. The Board has not appointed an Independent Trustee to serve as lead Independent Trustee. The Board believes this structure is appropriate because, among other things, the Board’s current small size and the small number of funds in the Trust permit Trust management to communicate with each Independent Trustee as and when needed, and permit each Independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function. The Board may consider appointing an independent Chairman or a lead Independent Trustee in the future, particularly if the Board’s size or the Trust’s complexity materially increases.

With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and the Fund. During these meetings, the Board receives reports from the Adviser, the Trust’s sub-advisers, Trust management, the Fund’s administrator, transfer agent and distributor, and the Trust’s Chief Compliance Officer (the “CCO”), on regular quarterly items and, where appropriate and as needed, on specific issues. As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the CCO to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee and a Nominating Committee (discussed in more detail below). Each Committee is comprised entirely of Independent Trustees. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Qualification of Trustees. The Board has considered each Trustee’s experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board. In this regard, the Board has considered the following specific experience, qualifications, attributes and/or skills for each Trustee:

James A. Simpson	Mr. Simpson has experience as an independent trustee for other ETFs and as President of ETP Resources, a financial information services company that provides detailed reference data on U.S.-listed exchange-traded products. He also has experience working for financial institutions and securities exchanges and has consulted with respect to the development of exchange-traded products.
Robert S. Tull, Jr.	Mr. Tull has experience as an independent trustee for other ETFs and as a consultant to financial companies and as chief operating officer to financial services companies. Mr. Tull has also assisted with the development of exchange-traded products.
Myles J. Edwards	Mr. Edwards has experience as general counsel, chief compliance officer and chief operating officer of SEC registered investment advisers, hedge funds and FINRA member broker-dealers.
William J. Smalley	Mr. Smalley has experience in the financial industry, including the development of exchange-traded products, and is a founder of the Adviser and the Distributor.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Trustee Standing Committees. The Board has established the following standing committees:

Audit Committee: The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements and interacts with the Fund’s independent auditors on behalf of the Board. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met five times during the past fiscal year.

Nominating Committee: The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects and appoints Independent Trustees to fill vacancies on the Board and to stand for election at appropriate meetings of the shareholders of the Trust. The Nominating Committee meets only as necessary. The Nominating Committee did not meet during the past fiscal year. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.

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Beneficial Ownership of Shares of the Fund. The table below shows, for each Trustee, the value of shares of the Fund beneficially owned, and the aggregate value of investments in shares of all funds in the Fund complex, as of December 31, 2024, and stated as one of the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Family of Investment Companies
James A. Simpson	A	C
Robert S. Tull, Jr.	A	A
Myles J. Edwards	A	C
William J. Smalley	C	E

Ownership In Fund Affiliates. As of December 31, 2024, none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of the Adviser, VFIA, the Fund’s principal underwriter or any affiliate of the Adviser, VFIA or the principal underwriter.

Compensation. Officers of the Trust and the Trustees who are interested persons of the Trust or the Adviser receive no salary from the Trust Each Independent Trustee receives $50,000 per year for the entire Fund Complex and the Audit Committee chair receives an additional $5,000 per year for the entire Fund Complex. The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance at Board or committee meetings. Unless otherwise noted, the Trustees received the following compensation for the fiscal year ended October 31, 2024:

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Trustees*
INDEPENDENT TRUSTEES
James A. Simpson	$3,265	None	None	$55,000
Robert S. Tull, Jr.	$2,960	None	None	$50,000
Myles J. Edwards	$2,960	None	None	$50,000
INTERESTED TRUSTEE
William J. Smalley	None	None	None	None

*For the calendar year ended December 31, 2024.

CODES OF ETHICS. The Trust, the Adviser, VFIA and the Fund’s principal underwriter have each adopted a code of ethics, as required by Rule 17j-1 under the 1940 Act, that is designed to prevent personnel of the Trust, the Adviser, VFIA and the Fund’s principal underwriter subject to the codes from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to the codes). The codes of ethics permit personnel of the Trust, the Adviser, VFIA and the principal underwriter subject to the codes to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions and pre-approval requirements. In addition, the codes of ethics of the Trust, the Adviser, VFIA and the principal underwriter require that access persons of such entities report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics.

ANTI-MONEY LAUNDERING PROGRAM. The Trust has adopted an anti-money laundering (“AML”) program, as required by applicable law, that is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. The Trust’s AML Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Fund’s service providers are also responsible for monitoring aspects of the AML program. The AML program is subject to the continuing oversight of the Board.

PROXY VOTING POLICIES. The Trust has adopted a proxy voting and disclosure policy that delegates to the Fund’s proxy voting manager the authority to vote proxies for the Fund, subject to oversight of the Board. Newfleet serves as the proxy voting manager for the Fund. Copies of the Trust’s Proxy Voting Policy and Procedures and the Newfleet’s Proxy Voting Policy and Procedures are included as Appendix B and Appendix C, respectively, to this SAI.

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No later than August 31 of each year, the Trust files Form N-PX with the SEC. Form N-PX states how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30. The Fund’s proxy voting records, as set forth in its most recent Form N-PX filing, are available upon request, without charge, by calling the Fund at (866) 383-7636. This information is also available on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2025, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of the then outstanding shares in the Fund.

Although the Fund does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants, as of January 31, 2025, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Fund is set forth in the table below.

Name & Address	Percentage
Charles Schwab & Co., Inc.	50.82%
2423 E Lincoln Drive
Phoenix, Arizona 85016-1215

Raymond James & Associates, Inc.	20.57%
880 Carillon Parkway St Petersburg, FL 33716

National Financial Services LLC	8.51%
Newport Office Center 3
499 Washington Boulevard NJ4C

Pershing LLC	6.41%
One Pershing Place
Jersey City, NJ 07399

MANAGEMENT SERVICES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management of the Fund.”

ADVISER. Virtus Investment Advisers, LLC (formerly known as Virtus Investment Advisers, Inc.) (“VIA” or the “Adviser”), located at One Financial Plaza, Hartford, Connecticut 06103, serves as the investment adviser to the Fund. VIA, an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business, acts as the investment adviser for over 60 mutual funds. VIA has acted as an investment adviser for over 80 years. As of December 31, 2024, VIA had approximately $44.3 billion in assets under management.

The Adviser has overall responsibility for the general management and administration of the Trust, pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”). The Advisory Agreement is effective for an initial two-year period and will remain in effect thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Independent Trustees. The Advisory Agreement is terminable without penalty on 60 days’ notice by the Board or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

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Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties; or from the reckless disregard of its duties and obligations under the Advisory Agreement.

The Adviser has engaged Newfleet to manage the Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight and supervision of the Adviser and the Board, and will oversee Newfleet’s compliance with the terms and conditions of the SEC rule on which the Fund relies to operate as an ETF, as well as the Trust’s related policies and procedures.

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Adviser Compensation. The Adviser receives monthly compensation from the Fund at the annual rate of 0.45% of the Fund’s average daily net assets. The Fund paid the Adviser advisory fees, and received reimbursements based on the expense limitation agreement discussed below, equal to the following amounts for the fiscal years ended October 31, 2022, 2023 and 2024:

		Expenses	Net
Year	Fee Paid	Reimbursed	Fee Paid
2022	$117,358	$(137,763)	$(20,405)
2023	$244,830	$(168,746)	$76,084
2024	$443,836	$(225,718)	$218,118

Expense Limitation Agreement. The Adviser has entered into an expense limitation agreement (“Expense Limitation Agreement”) to limit the Fund’s total operating expenses (excluding interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) so that such expenses do not exceed 0.49% of the Fund’s average daily net assets through at least February 28, 2026. While the Adviser or the Fund may discontinue the Expense Limitation Agreement after the contractual period, it may only be terminated during its term by either party upon written notice; provided that such termination shall require the approval of the Fund’s Board of Trustees. Pursuant to the Expense Limitation Agreement, the Adviser may recapture operating expenses waived or reimbursed under this arrangement for a period of three years following the date on which such waiver or reimbursement occurred; provided that such recapture may not cause the Fund’s total operating expenses to exceed 0.49% of the average daily net assets of the Fund (or any lower expense limitation or limitations to which the Fund and the Adviser may otherwise agree).

For the fiscal years ended October 31, 2022, 2023 and 2024, the Adviser reimbursed expenses for the Fund as follows. The Fund may recoup such waivers until the date indicated.

	Expenses	Recoupment	Recoupment
Year	Reimbursed	Balance	Expiration
2022	$137,763	$137,763	10/31/25
2023	$168,746	$168,746	10/31/26
2024	$225,718	$225,718	10/31/27

SUB-ADVISER. The Fund’s sub-adviser is Virtus Fixed Income Advisers, LLC (“VFIA”), an affiliate of the Adviser. VFIA is located at One Financial Plaza, Hartford, Connecticut 06103. VFIA operates through its division, Newfleet Asset Management (“Newfleet”), in sub-advising the Fund. As of December 31, 2024, VFIA had approximately $33.41 billion in aggregate assets under management. As of December 31, 2024, the Newfleet division of VFIA had approximately $15.3 billion in assets under management. Newfleet Asset Management, LLC, which merged with and into VFIA on July 1, 2022, and the former portfolio management team of which now operates as the Newfleet division of VFIA, had been an investment adviser since 1989.

Sub-Adviser Compensation. As full compensation for its services to the Fund, the VFIA receives monthly compensation at the annual rate of 50% of the Adviser’s net advisory fee, which means that, in the event the Adviser waives its entire fee and also assumes expenses of the Trust pursuant to an applicable expense limitation agreement, the VFIA will similarly waive its entire fee and will share in the expense assumption by promptly paying to the Adviser (or its designee) 50% of the assumed amount. If during the term of the Sub-Advisory Agreement the Adviser later recaptures some or all of fees waived or expenses reimbursed by the Adviser and VFIA together, then the Adviser will pay to VFIA 50% of the amount recaptured.

PORTFOLIO MANAGERS.

Ownership of Fund Shares. The following employees of Newfleet are the Fund’s portfolio managers: David L. Albrycht and Benjamin Caron. The table below shows, for each portfolio manager, the value of shares of the Fund beneficially owned, as of October 31, 2024, and stated as one of the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; E = $100,001–$500,000; F = $500,001–$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
David L. Albrycht	A
Benjamin Caron	A

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Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of October 31, 2024. Except as indicated, none of these accounts has an advisory fee based on the performance of the account.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Dave Albrycht	19	$8,256	2	$122	1	$35
Ben Caron	5	$1,255	0	$0	0	$0

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Dave Albrycht	1	$204	0	$0	0	$0
Ben Caron	0	$0	0	$0	0	$0

*Performance based account(s).

Material Conflicts of Interest. Because each of the portfolio managers may at times manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. The portfolio managers may manage portfolios having substantially the same investment style as the Fund. However, the portfolios managed by the portfolio managers may not have portfolio compositions identical to those of the Fund due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The portfolio managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, the portfolio managers may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios may have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. In addition, current trading practices would not allow Newfleet to intentionally favor one portfolio over another as trades are executed as trade orders are received.

Compensation. The portfolio managers are compensated by Newfleet and do not receive any compensation directly from the Fund or the Adviser. Each portfolio manager receives their compensation in the form of base salary that is determined by the advisory fee revenue generated by the firm’s assets under management. Thus, portfolio manager compensation is aligned with the interests of the firm’s clients, including the Fund and its investors. The portfolio managers may also earn a bonus each year based on the profitability of Newfleet.

OTHER SERVICE PROVIDERS

ADMINISTRATOR. Under the Administrative Services Agreement, Virtus ETF Solutions LLC (the “Administrator”) serves as the operational administrator of the Trust. The Administrator’s address is 31 West 52nd Street, 16th Floor, New York, New York 10019. Under the Administrative Services Agreement, the Administrator supervises the overall administration of the Trust and the Fund including, among other responsibilities, the coordination and day-to-day oversight of the Fund’s operations, the service providers’ communications with the Fund and each other and assistance with Trust, Board and contractual matters related to the Fund and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust. The Administrator will be indemnified in connection with or arising out of performance of its obligations and duties under this Agreement, except for losses resulting from the willful malfeasance, bad faith or gross negligence of Administrator in the performance of such obligations and duties. The Fund paid the Administrator fees equal to $2,608, $5,388 and $9,863, for the fiscal years ended October 31, 2022, 2023, and 2024, respectively.

ACCOUNTING, CUSTODIAN AND TRANSFER AGENT. Under the Fund Administration and Accounting Agreement (the “Accounting Services Agreement”), The Bank of New York Mellon (“BNY” or the “Accounting Services Administrator”) serves as accounting administrator for the Fund. BNY’s principal address is 240 Greenwich Street, New York, New York 10286. Under the Accounting Services Agreement, BNY provides necessary administrative, legal, tax, accounting services and financial reporting for the maintenance and operations of the Trust and the Fund. In addition, BNY makes available the office space, equipment, personnel and facilities required to provide such services.

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BNY provides accounting and administration services to the Trust, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund. The Fund paid BNY fees for accounting and administration services equal to $79,595, $96,676 and $123,623, for the fiscal years ended October 31, 2022, 2023, and 2024, respectively.

BNY serves as custodian of the Fund’s assets (the “Custodian”). The Custodian has agreed to (1) make receipts and disbursements of money on behalf of the Fund; (2) collect and receive all income and other payments and distributions on account of the Fund’s portfolio investments; (3) respond to correspondence from Fund shareholders and others relating to its duties; and (4) make periodic reports to the Fund concerning the Fund’s operations. The Custodian does not exercise any supervisory function over the purchase and sale of securities.

BNY serves as transfer agent and dividend paying agent for the Fund (the “Transfer Agent”). The Transfer Agent has agreed to (1) issue and redeem Shares of the Fund; (2) make dividend and other distributions to shareholders of the Fund; (3) respond to correspondence by Fund shareholders and others relating to its duties; (4) maintain shareholder accounts; and (5) make periodic reports to the Fund.

BNY is the principal operating subsidiary of The Bank of New York Mellon Corporation.

DISTRIBUTOR. VP Distributors, LLC (the “Distributor”) is located at One Financial Plaza, Hartford, CT 06103. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Purchase and Redemption of Creation Units”. The Distributor also acts as an agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

PAYMENTS TO FINANCIAL INTERMEDIARIES. The Adviser, VFIA or their respective affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. Additionally, the Adviser, VFIA or their respective affiliates may pay, out of their own resources, amounts to financial intermediaries for assistance with communication, distribution of materials and other services for their clients that are shareholders of the Fund, or for other services in connection with the organization or operation of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Board has selected the firm of PricewaterhouseCoopers LLP, located at Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103, to serve as the independent registered public accounting firm for the Fund for the current fiscal year, to audit the annual financial statements of the Fund and to sign as Paid Preparer the federal and state tax returns, as well as apply procedures to the required distribution calculation for federal excise tax purposes. Such firm will audit the financial statements of the Fund at least once each year. A copy of the most recent Annual Report containing the audit report will accompany this SAI whenever a shareholder or a prospective investor requests it.

LEGAL COUNSEL. Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, PA 19103, serves as legal counsel to the Trust and the Independent Trustees.

SECURITIES LENDING

Subject to certain investment restrictions, the Fund may, subject to the Trustees’ and Trust Treasurer’s approval, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities that will increase the current income of the Fund lending its securities.

The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the Fund is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. The Fund may pay reasonable fees to persons unaffiliated with the Trust for services in arranging such loans.

Even though securities lending usually does not impose market risks on the lending Fund, as with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. In addition, the value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that the Fund must rely on the collateral to recover the value of the securities. Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, the Fund could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending Fund.

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The Fund will not lend securities having a value in excess of 33⅓% of its assets, including collateral received for loaned securities (valued at the time of any loan).

During the fiscal year ended October 31, 2024, the Fund did not engage in securities lending.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board and the Adviser, Newfleet is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for, the Fund. Newfleet will manage the Fund’s portfolio in accordance with the terms of the Sub-Advisory Agreement by and among the Trust, on behalf of the Fund, VFIA and the Adviser. VFIA serves as investment adviser for a number of client accounts, in addition to the Fund.

BROKERAGE SELECTION. The Fund has adopted, and the Board has approved, policies and procedures relating to the direction of portfolio securities transactions to brokers. In accordance with these policies and procedures, in selecting brokers to be used in portfolio transactions, Newfleet’s general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, Newfleet considers a number of factors, including, without limitation, the size of the order, the difficulty of execution, the efficiency of the facilities of the executing broker-dealer (including research services), any risk assumed by an executing broker-dealer and other factors that may be unique to a particular order. Recognizing the value of these judgmental factors, Newfleet may select brokers that charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade. Newfleet may not give consideration to sales of Shares of the Fund as a factor in selecting brokers to execute portfolio transactions. Newfleet may, however, place portfolio transactions with brokers that are affiliated with the Adviser or VFIA or that promote or sell the Fund’s Shares, so long as such transactions are done in accordance with the policies and procedures established by the Board that are designed to ensure that the selection is consistent with Newfleet’s obligation to seek best execution and not based upon the broker’s sales efforts.

Under Section 28(e) of the Exchange Act and the Sub-Advisory Agreement, Newfleet may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers that provide Newfleet with brokerage, research, analysis, advice and similar services, and Newfleet may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that Newfleet determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Newfleet to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and its other clients over the long-term. The research received by Newfleet may include, without limitation: information on the United States and other world economies; information on specific industries, sectors, groups of securities, individual companies, and political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow Newfleet to determine and track investment results; and trading systems that allow Newfleet to interface electronically with brokerage firms, custodians and other providers. Research may be received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases. In some instances, research products or services received by Newfleet may also be used by Newfleet for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, Newfleet will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to Newfleet for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to Newfleet in connection with advisory clients other than the Fund, and not all such services may be useful to Newfleet in connection with the Fund. Although such information may be a useful supplement to Newfleet’s own investment research in rendering services to the Fund, the value of such research and services is not expected to materially reduce the expenses of Newfleet in the performance of its services under the Sub-Advisory Agreement and will not reduce the advisory fees payable by the Fund.

The Fund may invest in securities traded in the over-the-counter market. In these cases, the Fund may initiate trades through brokers on an agency basis and may pay a commission in connection with the transaction. The Fund may also effect these transactions by dealing directly with the dealers that make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions.

The Trust has adopted a policy governing the execution of aggregated advisory client orders (“bunching policy”) in an attempt to lower commission costs on a per-share and per-dollar basis. No Adviser or sub-adviser, as appropriate, shall aggregate transactions across its clients including the Fund unless it believes in its best judgment that such aggregation is consistent with its duty to seek best execution for the Fund. The Adviser or sub-adviser shall document in writing how an aggregated order will be allocated among various client accounts (the “Allocation Order”). No advisory client participating in an aggregated order will be favored over the Fund; and each client that participates in an aggregated order is expected to participate at the average share price for all transactions executed in that security for such order on that day, with all transaction costs allocated pro rata based on each client’s participation in the order. If an aggregated order is filled in its entirety, the executed shares shall be allocated among the Adviser’s or sub-adviser’s clients in accordance with the Allocation Order. If the aggregated order is partially filled, the executed shares shall be allocated pro rata based on the Allocation Order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the Allocation Order if good reason for such different allocation is provided and approved in accordance with the Investment Adviser’s or sub-adviser’s policies and procedures adopted in accordance with this bunching policy

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During the fiscal years ended October 31, 2022, 2023 and 2024, the Fund paid brokerage commissions of $334, $0, and $2,249, respectively.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of Shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making investment decisions, and the Fund may engage in short-term trading to achieve its investment objectives. High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates. The Fund’s portfolio turnover rate is set forth in the prospectus, under “Portfolio Turnover” and “Financial Highlights.”

DISCLOSURE OF PORTFOLIO HOLDINGS

PORTFOLIO DISCLOSURE POLICY. The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of Fund portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees and agents of the Fund. The Policy is designed to ensure that the disclosure of information about the Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of the Fund.

As an ETF, information about the Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of any order of the SEC applicable to the Fund, the regulations of the Exchange and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of the Fund’s anticipated portfolio holdings as of the next Business Day (as defined below). This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Exchange, the National Securities Clearing Corporation (the “NSCC”) and/or third party service providers.

A “Business Day” with respect to the Fund is any day on which the Exchange is open for business. As of the date of this SAI, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Trust will disclose on the Fund’s website at the start of each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on the Business Day. Online disclosure of such holdings is publicly available at no charge. The website for the Fund is www.virtusetfs.com.

The Fund may also send a portion or all of this information to shareholders of the Fund and to investment company analysts and rating and trading entities. However, the Fund will not send this information to shareholders of the Fund or to analysts or rating and/or trading entities until such information is at least 30 days old or until one Business Day after the information has been posted to the Fund’s website.

The officers of the Trust, the Adviser and/or VFIA may share non-public portfolio holdings information with the Fund’s service providers that require such information for legitimate business and Fund oversight purposes, such as the Fund’s operating administrator, fund accounting administrator, transfer agent, distributor, custodian, independent registered public accounting firm, and legal counsel as identified in the Fund’s Prospectus and this SAI, and Quality EDGAR Solutions (financial EDGARizing, typesetting and printing firm). The Fund, the Adviser and/or VFIA may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Fund’s service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential. Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

The Fund’s policies regarding disclosure of portfolio holdings are subject to the continuing oversight and direction of the Board. The Adviser, VFIA and the Administrator are required to report to the Board any known disclosure of the Fund’s portfolio holdings to unauthorized third parties. The Fund has not entered (and does not currently intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.

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The Fund is also required to make available to the public a complete schedule of its portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Fund’s fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at (888) 383-0553. The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-PORT, as applicable. The Fund’s Form N-CSR and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. The first and third quarter portfolio holdings reports will be filed with the SEC as an exhibit to the Fund’s reports on Form N-PORT, and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual reports, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

INDICATIVE INTRA-DAY VALUE

The Fund may determine to have the approximate value of its investments on a per-Share basis, the Indicative Intra-Day Value (“IIV”), disseminated by the Exchange every 15 seconds during hours of trading on the Exchange. Any disseminated IIV should not be viewed as a “real-time” update of NAV because the IIV, if disseminated would be calculated by an independent third party and may not be calculated in the exact same manner as NAV, which is computed once per day.

Any IIV disseminated for the Fund will be calculated during hours of trading on the Exchange by dividing the “Estimated Fund Value” as of the time of the calculation by the total number of outstanding Shares. “Estimated Fund Value” is the sum of the estimated amount of cash held in the Fund’s portfolio, the estimated amount of accrued interest owing to the Fund and the estimated value of the securities held in the Fund’s portfolio, minus the estimated amount of the Fund’s liabilities. Any disseminated IIV will be calculated based on the same portfolio holdings disclosed on the Fund’s website. In determining the estimated value for each of the component securities, the IIV will use last sale, market prices or other methods that would be considered appropriate for pricing equity securities held by registered investment companies.

IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close, which could affect premiums and discounts between the IIV and the market price of the Fund’s Shares. Although the Trust would provide the information used to calculate the IIV, the Trust is not involved in the actual calculation of the IIV and is not responsible for the calculation or dissemination of the IIV. The Trust makes no warranty as to the accuracy of any disseminated IIV.

ADDITIONAL INFORMATION CONCERNING SHARES

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST. The Trust is a Delaware statutory trust and a registered investment company. The Trust was organized on September 20, 2012, and it has authorized capital of an unlimited number of Shares of beneficial interest of no par value, which may be issued in more than one class or series.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. If requested by shareholders of at least one-third of the outstanding shares of the Trust or any series thereof, the Trust will call a meeting of the shareholders of the Trust or the series, as applicable. Shareholders holding two-thirds of all Trust shares outstanding may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

All Shares will be freely transferable; provided, however, that Shares may not be redeemed individually, but only in Creation Units. The Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights, except that, if the Trust creates additional series, only shares of that series may be entitled to vote on a matter affecting that particular series. Trust shareholders are entitled to require the Trust to redeem Creation Units if such shareholders are Authorized Participants. The Declaration of Trust confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through splits or reverse splits, which would have no effect on the net assets of the Fund. If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, you may be required to liquidate or transfer your Shares at an inopportune time and you may lose money on your investment.

In addition, the Declaration of Trust provides that, subject to the Delaware Act, a shareholder may bring a derivative action on behalf of the Trust or any of its series only if certain conditions are met. Those conditions include, in summary: (i) each complaining shareholder was a shareholder of the series on behalf of which the action is proposed to be brought at the time of the action or acquired the shares afterwards by operation of law from a person who was a shareholder at that time; (ii) each complaining shareholder was a shareholder of the affected series at the time the pre-suit demand (as defined below) was made; (iii) the complaining shareholders must have made a written demand prior to the commencement of the derivative action upon the Trustees requesting that the Trustees file the action on behalf of the affected series (the “pre-suit demand”); (iv) shareholders owning shares representing at least ten percent (10%) of the voting power of the affected series must join in initiating the derivative action; and (v) a copy of the proposed derivative complaint must be served on the Trust. The derivative action provisions summarized above will not apply to claims brought under the federal securities laws to the extent that any such federal laws, rules or regulations do not permit such application.

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BOOK ENTRY ONLY SYSTEM. DTC acts as securities depository for the Fund’s Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of which (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, LLC and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust will inquire of each DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust will provide each DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by the DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust will pay to each DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions will be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, will credit immediately with respect to the DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners with respect to the Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between the DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust will take action to find a replacement for DTC to perform its functions at a comparable cost. The DTC Participants’ rules and policies are made publicly available through DTC’s website at: www.dtcc.com.

PURCHASE AND REDEMPTION OF CREATION UNITS

CREATION. The Trust issues and sells Shares of the Fund only in Creation Units on a continuous basis through the Distributor, at their NAV next determined after receipt, on any Business Day, for an order received in proper form.

Fund Deposit. Under normal circumstances, the consideration for purchase of a Creation Unit of the Fund generally consists of (i) all cash or (ii) an in-kind deposit of Deposit Securities for each Creation Unit constituting a substantial replication, or a representation, of the securities included in the Fund’s portfolio and a Cash Component computed as described below, plus, in either case, a creation transaction fee as described below in the section entitled “Creation Transaction Fee.” The all cash basket or, together, the Deposit Securities and the Cash Component, as applicable, constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is comprised of a “Balancing Amount” as well as any cash in lieu of securities (as described below). The Balancing Amount is equal to the difference between the NAV of the Shares (per Creation Unit) and the market value of the Deposit Securities. If the Balancing Amount is a positive number (i.e., the NAV attributable to a Creation Unit exceeds the market value of the Deposit Securities), the Balancing Amount will be such positive amount. If the Balancing Amount is a negative number (i.e., the NAV attributable to a Creation Unit is less than the market value of the Deposit Securities), the Balancing Amount will be such negative amount, and the creator will be entitled to receive cash from the Fund in an amount equal to the Balancing Amount. The Balancing Amount serves the function of compensating for any differences between the NAV attributable to a Creation Unit and the market value of the Deposit Securities.

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The Cash Component will generally include cash in lieu of securities: (1) in the case of bonds, for minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (2) for minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots (i.e., the standard unit of trading in that particular type of security in its primary market); or (3) if, on a given Business Day, the Fund requires all Authorized Participants purchasing or redeeming Creation Units on that day to deposit or receive (as applicable) cash in lieu of certain portfolio holdings solely because: (i) such portfolio holdings are not eligible for transfer either through the NSCC or the DTC; (ii) if the Fund holds non-U.S. securities, such non-U.S. securities are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (iii) “To Be Announced” (“TBA”) transactions, short positions, derivatives and other positions that cannot be transferred in kind (including instruments that can be transferred in kind only with the consent of the original counterparty to the extent the Fund does not seek such consents).

The Fund, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of Shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of Shares of the Deposit Securities required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events, as applicable, are reflected from time to time by Newfleet with a view to the investment objective of the Fund. In addition, the Trust reserves the right to (i) utilize an all cash basket (if otherwise transacting in kind); (ii) permit or require a cash in lieu amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery, that may not be eligible for trading by an Authorized Participant or the investor for which it is acting, or that is a non-U.S. holding, which, if transferred, would result in unfavorable tax treatment to the recipient of such Deposit Security; (iii) utilize a secondary basket that differs from the initial creation basket used in transactions on that same Business Day; or (iv) utilize a non-representative basket that consists of a selection of instruments that are already included in the Fund’s portfolio holdings.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of the Fund Deposit, the Fund, through NSCC, also makes available on each Business Day the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

Procedures for Creation of Creation Units. To be eligible to place orders to create a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of NSCC (the “Clearing Process”) or a clearing agency that is registered with the SEC, or (ii) a DTC Participant (see “Book Entry Only System”) and, in each case, must have executed an agreement with the Trust, the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units (“Participant Agreement”). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant”. Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the Fund. All Shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed for one or more Creation Unit size aggregations of Shares. All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than 3:00 p.m. Eastern time (“Order Cut-Off Time”), in each case on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the “Transmittal Date”. Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement (see “Placement of Creation Orders Using the Clearing Process” and “Placement of Creation Orders Outside the Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of the Fund will be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Fund will need to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Order Cut-Off Time on the Transmittal Date.

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Orders for creation that are effected outside the Clearing Process are likely to require transmittal of the Deposit Securities by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating the transfer of Deposit Securities and the Cash Component.

Placement of Creation Orders Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Transfer Agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Order Cut-Off Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant that wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. A Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination will be final and binding. Cash equal to the Cash Component must be transferred directly to the Trust through the Federal Reserve wire system in a timely manner so as to be received by the Trust no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Order Cut-Off Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Trust does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units of the Fund so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order will be deemed to be received on the Business Day on which the order is placed, provided that the order is placed in proper form prior to the Order Cut-Off Time, on such date and federal funds in the appropriate amount are deposited with the Trust by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by the Order Cut-Off Time, or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor will be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash will be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily mark-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the second Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Trust or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of the Fund so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

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Acceptance of Orders for Creation Units. The Trust reserves the right to reject a creation order transmitted to it by the Distributor in respect of the Fund for any legally permissible reason if (a) the Trust determines that the order is not in proper form; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Trust, as described above; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) as a result of circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, facsimile or computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC or any other participant in the creation process; and similar extraordinary events. The Distributor will notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor will any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered will be determined by the Trust, and the Trust’s determination will be final and binding.

Creation Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a minimum creation transaction fee, assessed per transaction, as follows:

Fund Name	Creation Transaction Fee
Virtus Newfleet Multi-Sector Bond ETF (Ticker: NFLT)	$500

From time to time and for such periods as the Adviser may deem appropriate, the Adviser may increase, decrease or otherwise modify the transaction fee for the purchase of Shares, to an amount that, in its judgment, is necessary or appropriate to recoup for the Fund the costs it may incur as a result of such purchases, or to otherwise eliminate or reduce so far as practicable any dilution of the value of the Shares, not to exceed the maximum amount approved by the Board. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

REDEMPTION. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor and the Fund and only on a Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Trust, through NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the Deposit Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. The Fund may, in its sole discretion, provide such redeemer a basket of cash and/or securities which differs from the exact composition of the Deposit Securities but does not differ in NAV. Deposit Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

The composition of any redemption proceeds will normally be the same as the composition of the Fund Deposit, as described above, less a redemption transaction fee as described below in the section entitled “Redemption Transaction Fee.” The identity and number of Shares of the Deposit Securities required for redemptions changes as rebalancing adjustments and corporate action events, as applicable, are reflected from time to time by Newfleet with a view to the investment objective of the Fund. In addition, the Trust reserves the right to (i) utilize an all cash basket (if otherwise transacting in kind); (ii) permit or require a cash in lieu amount to be added to the Cash Component to replace any Deposit Security that may not be eligible for trading by an Authorized Participant or the investor for which it is acting, or that is a non-U.S. holding, which, if transferred, would result in unfavorable tax treatment to the recipient of such Deposit Security; (iii) utilize a secondary basket that differs from the initial redemption basket used in transactions on that same Business Day; or (iv) utilize a non-representative basket that consists of a selection of instruments that are already included in the Fund’s portfolio holdings.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Trust not later than the Order Cut-Off Time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after the Order Cut-Off Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Deposit Securities and the Cash Component will be transferred by the second Business Day following the date on which such request for redemption is deemed received.

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Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant that wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Trust not later than the Order Cut-Off Time on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of Shares of the Fund and the Cash Component specified in such order, which delivery must be made through DTC to the Trust not later than 11:00 a.m. and 2:00 p.m., respectively, Eastern time, on the next Business Day following such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Deposit Securities, which are expected to be delivered within two Business Days, and the Cash Component to the Authorized Participant on behalf of the redeeming Beneficial Owner by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

The calculation of the value of the Deposit Securities and the Cash Component to be delivered upon redemption will be made by the Trust according to the procedures set forth under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Trust by a DTC Participant not later than the Order Cut-Off Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Deposit Securities and the Cash Component to be delivered will be determined by the Trust on such Transmittal Date. In the event that the requisite number of Shares of the Fund are not delivered to the Custodian prior to the DTC Cut-Off-Time, the Trust may deliver the Deposit Securities notwithstanding such deficiency in reliance on the undertaking of the Authorized Participant to deliver the missing Shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery, prior to the DTC Cut-Off-Time, and subsequent maintenance of collateral consisting of cash having a value at least equal to 115% of the value of the missing Shares (the “Cash Collateral”). If, however, a redemption order is submitted to the Trust by a DTC Participant not later than the Order Cut-Off Time on the Transmittal Date but either (1) the requisite number of Shares of the Fund (including any Cash Collateral) are not delivered by the DTC Cut-Off-Time as described above or (2) the redemption order is not submitted in proper form, then the redemption order may be deemed to be rejected and the investor will be liable to the Trust for losses, if any, resulting therefrom. In such case, the value of the Deposit Securities and the Cash Component to be delivered will be computed on the Business Day that such order is received in good order by the Trust, i.e., the Business Day on which the Shares of the Fund (including any Cash Collateral) are delivered through DTC to the Trust by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Deposit Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Deposit Securities).

Redemptions of Shares for Deposit Securities will be subject to compliance with applicable federal and state securities laws, and the Trust (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the offering and sale of the Deposit Securities under such laws. An Authorized Participant or an investor for which it is acting that is subject to a legal restriction with respect to a particular security included in the Deposit Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Shares’ NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Redemption Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a minimum redemption transaction fee, assessed per transaction as follows:

Fund Name	Redemption Transaction Fee
Virtus Newfleet Multi-Sector Bond ETF (Ticker: NFLT)	$500

Where Shares are redeemed for cash, the redemption transaction fee will be deducted from such redemption proceeds. From time to time and for such periods as the Adviser may deem appropriate, the Adviser may increase, decrease or otherwise modify the transaction fee for the redemption of Shares, to an amount that, in its judgment, is necessary or appropriate to recoup for the Fund the costs it may incur as a result of such redemptions, or to otherwise eliminate or reduce so far as practicable any dilution of the value of the Shares, not to exceed the maximum amount approved by the Board. The redemption transaction fee will be limited in accordance with requirements of the SEC applicable to management investment companies offering redeemable securities (currently 2% of the value of the Shares redeemed). Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

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SECURITIES SETTLEMENTS FOR REDEMPTIONS

Because the portfolio securities of the Fund may trade on their relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to purchase and sell Shares on the Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets. The Trust generally intends to pay for redemptions of Creation Units on a basis of “T” (i.e., trade date) plus two business days. The Trust may pay for redemptions of Creation Units on a basis other than T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to pay in-kind redemptions within two business days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring foreign portfolio securities to redeeming Authorized Participants, coupled with foreign market holiday schedules, may require a delivery process longer than the standard settlement period. In certain circumstances during the calendar year, the settlement period may be greater than seven calendar days. Pursuant to SEC rule, the Fund will be required to deliver such foreign portfolio securities in not more than 15 calendar days. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver foreign portfolio securities in any given year is not expected to exceed 15 calendar days. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future and longer (worse) redemption periods are possible.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Investing in the Fund – Determination of Net Asset Value.”

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The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined as of the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern time) on each day that the Exchange is open. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures approved by, and under the direction of, the Board. In determining the value of the Fund’s assets, equity securities are generally valued at market using quotations from the primary market in which they are traded. Debt securities (other than short-term investments) are valued on the basis of broker quotes or valuations provided by a pricing service, which in determining value utilizes information regarding recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the NAV. The Fund normally uses third party pricing services to obtain portfolio security prices.

The Board has designated the Adviser to serve as its valuation designee, pursuant to Rule 2a-5 under the Investment Company Act of 1940 (“1940 Act”), to perform the fair value determinations relating to any or all Fund investments. Accordingly, securities and assets for which market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued by the Adviser at fair value as determined in good faith under policies approved by the Board. Fair value pricing may be used in a variety of circumstances, including but not limited to, situations when the value of a portfolio security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. In addition, the Adviser may fair value foreign equity portfolio securities each day the Trust calculates the Fund’s NAV. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a portfolio security will be materially different than the value that could be realized upon the sale of such security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income are expected to be declared and paid monthly by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Fund, net of expenses of the Fund, as if the Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a “regulated investment company” (a “RIC”) or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Shares through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

TAXATION

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxes” section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

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This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

The Fund is a Separate Corporation. The Fund is treated as a separate corporation for federal income tax purposes. Losses in one Fund do not offset gains in another Fund and the requirements (other than certain organizational requirements) for qualifying for regulated investment company status as described below are determined at the Fund level rather than the Trust level.

Election to be Taxed as a Regulated Investment Company. The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

●	Distribution Requirement – the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

●	Income Requirement – the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

●	Asset Diversification Test – the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio Turnover. For investors that hold their Fund Shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because the Fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions – Distributions of Capital Gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See, “Non-U.S. Investors – Capital Gain Dividends” and “– Interest-Related Dividends and Short-Term Capital Gain Dividends” below.

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Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year lookback period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions – Distributions of capital gains” below). A “qualified late year loss” includes:

(i)	any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

(ii)	the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.

Federal Excise Tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

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Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The U.S. has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Purchase of Shares. As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Sections 351 and 362 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Taxation of Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund (or of another fund). You will receive information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency- related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. See the discussion below under the headings, “– Qualified Dividend Income for Individuals” and “– Dividends-Received Deduction for Corporations.”

Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your Shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his Shares; any excess will be treated as gain from the sale of his Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund Shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”).

Qualified Dividend Income for Individuals. Ordinary income dividends reported by the Fund as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund Shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income. Because the income of the Fund is derived primarily from interest on debt securities, none or only a small amount of the Fund’s dividends will be qualified dividend income. Income dividends from interest earned by the Fund on debt securities will continue to be taxed at the higher ordinary income tax rate.

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Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the Shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund Shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your Shares may also be reduced or eliminated. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment. Because the income of the Fund is derived primarily from interest on debt securities, none or only a small amount of its distributions are expected to qualify for the corporate dividends-received deduction.

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-Through of Foreign Tax Credits. If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income than it actually distributes. Shareholders then are entitled either to deduct their share of these taxes in computing taxable income, or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide the information necessary to claim this deduction or credit if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. Each Fund reserves the right not to pass through the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Transactions – Securities Lending” below.

Tax credit bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. (Under the 2017 legislation commonly known as the “Tax Cuts and Jobs Act”, the build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017.) Even if the Fund is eligible to pass-through tax credits to shareholders, the Fund may choose not to do so.

U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Declared in October, November or December and Paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare Tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Fund Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

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Sales of Fund Shares

Sales of Fund Shares are taxable transactions for federal and state income tax purposes. If you sell your Fund Shares, the IRS requires you to report any gain or loss on your sale. If you held your Shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your Shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant’s aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming such Creation Units are held as a capital asset.

The Fund generally redeems Creation Units for cash, and therefore may recognize more capital gains than if it redeemed Creation Units in-kind.

Tax Basis Information. A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of cost basis and available elections for your account.

Wash Sales. All or a portion of any loss that you realize on a sale of your Fund Shares will be disallowed to the extent that you buy other Shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your Share sale. Any loss disallowed under these rules will be added to your tax basis in the new Shares.

Sales at a Loss Within Six Months of Purchase. Any loss incurred on a sale of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares.

Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund. This section should be read in conjunction with the discussion above under “Investment Strategies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In General. In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain Fixed Income Investments. Gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If the Fund purchases a debt obligation (such as a zero-coupon security or payment-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, the Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

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Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for the Fund. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income.

These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by the Fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid the Fund-level tax.

Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the Shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat such gain or loss as capital.

Securities Lending. While securities are loaned out by the Fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

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Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in Securities of Uncertain Tax Character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

By law, a portion of your taxable dividends and sales proceeds may be withheld unless you:

●	provide your correct social security or taxpayer identification number,

●	certify that this number is correct,

●	certify that you are not subject to backup withholding, and

●	certify that you are a U.S. person (including a U.S. resident alien).

Withholding is also imposed if the IRS requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In General. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid by the Fund, subject to certain exemptions described below.

However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund Shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Capital Gain Dividends. In general, capital gain dividends reported by the Fund as paid from its net long-term capital gains, other than long-term capital gains realized on the disposition of certain U.S. real property interests, are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends and short-term capital gain dividends. Generally, dividends reported by the Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund as paid from its net short-term capital gains, other than short-term capital gains realized on the disposition of certain U.S. real property interests, are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

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Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.

Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income Effectively Connected with a U.S. Trade or Business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of Shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

U.S. Estate Tax. Transfers by gift of Shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund Shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate, which permits the decedent’s property to be transferred without federal estate tax liability. The transfer certificate will identify the property (i.e., Fund Shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, an affidavit from an appropriate individual that states that the decedent’s U.S. situs assets are below this threshold amount may be sufficient to transfer the Fund Shares.

U.S. Tax Certification Rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, a 30% withholding tax is imposed on income dividends paid by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the United States and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the applicable withholding agent, which will, in turn, report information to the IRS.

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Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

OTHER INFORMATION

Shareholder inquiries may be made by writing to the Trust, c/o Virtus Investment Advisers, LLC, One Financial Plaza, Hartford, Connecticut 06103.

FINANCIAL STATEMENTS

The audited financial statements of the Fund, including the financial highlights pertaining thereto, and the report of PricewaterhouseCoopers LLP, which are contained in the Fund’s Form N-CSR  for the fiscal year ended October 31, 2024, are incorporated herein by reference and made a part of this SAI.

42

APPENDIX A

CREDIT QUALITY RATINGS

The Fund may acquire from time to time debt securities as described in the Prospectus and this SAI. The Fund is not restricted with respect to yield, maturity, or credit quality of any debt securities, so that the Fund may purchase debt securities that are of high quality “investment grade” (“Investment-Grade Debt Securities”) or of lower quality with significant risk characteristics (e.g., “junk bonds”). The various ratings used by nationally recognized statistical rating organizations (each an “NRSRO”) are described below.

A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of Investment-Grade Debt Securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

S&P GLOBAL RATINGS. The following summarizes the highest four ratings used by S&P Global Ratings (“S&P”), a division of S&P Global Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Adviser:

AAA – An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated AA differs from AAA obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC and C are not considered by the Adviser to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations may likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) designation to show relative standing within the major rating categories.

Short-term obligations rated A-1 by S&P indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus (+) designation. This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY’S INVESTORS SERVICE, INC. Moody’s Investors Service, Inc. (“Moody’s”) long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default. The highest four ratings are deemed to be Investment-Grade Securities by the Adviser:

Aaa – Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are considered upper-medium grade and are subject to low credit risk.

A-1

Baa – Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Adviser. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Obligation Ratings – There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings – In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings

AAA – Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. AA ratings denote expectation of low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. A ratings denote expectation of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Adviser to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible default risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC and C are regarded as a high credit risk. A rating CCC indicates a substantial credit risk, while a rating CC indicates a high level of risk, and a rating C signals exceptionally high levels of credit risk. “RD” ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond or other material financial obligations but which has not entered into bankruptcy filings or other formal winding-up procedure and which has not otherwise ceased operating. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings or other formal wind-up procedure, or which has otherwise ceased business.

Short-Term Ratings

F1 – Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

F2 – Good credit quality. The rating F2 indicates a good intrinsic capacity for timely payment of financial commitments.

F3 – Fair credit quality. The rating F3 indicates the intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C and D by Fitch are considered by the Adviser to be below investment-grade securities. Short-term securities rated C have a high default risk and securities rated D indicate a broad-based default event for an entity or the default of a short-term obligation.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings AAA category or to the categories below B. The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

While the foregoing descriptions of the ratings systems used by the Adviser distinguishes between “Investment-Grade Debt Securities” and more speculative debt securities, as stated above the Fund is not limited with respect to the yield, maturity or credit quality of the debt securities in which they invest. Accordingly, the Fund’s portfolio may be invested in Investment-Grade Debt Securities or debt securities that are not Investment-Grade Debt Securities in any proportion.

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APPENDIX B

TRUST PROXY VOTING POLICY AND
PROCEDURES

1. Purpose and Delegation. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by each series (individually, a “Fund” and collectively, the “Funds”) of ETFis Series Trust I and Virtus ETF Trust II (individually, a “Trust” and collectively, the “Trusts”). The board of Trustees of the Trust (the “Board”) believes that while typically each Fund’s Sub-Adviser is in the best position to make individual voting decisions for such Fund, there may also be times when the Board determines that the Adviser or another person or group of persons is in the best position to make such voting decisions (such person or group of persons, the “Proxy Voting Manager”). Therefore, subject to the oversight of the Board, each Fund’s Proxy Voting Manager is hereby delegated the duty to make proxy voting decisions for such Fund, and to implement and undertake such other duties as set forth in, and consistent with, these Policies and Procedures.

2. Definitions

(a) Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b) Proxy Voting Manager. Proxy Voting Manager, as used herein, refers to the Adviser, Sub-Adviser or other person(s) to which the duty to make proxy voting decisions for a Fund has been delegated. With respect to such Fund, the Proxy Voting Manager is responsible for supervising and implementing these Policies and Procedures.

3. Policy for Voting Proxies.

(a) Fiduciary Considerations. Voting authority must be exercised in a manner that is in the best interest of the shareholders of the Fund, and may include a determination that it is in the best interest of the shareholders of the Fund to refrain from exercising voting authority in certain circumstances. Any conflict of interest must be resolved in a manner that is in the best interest of the shareholders of the Fund.

(b) Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight. The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interest of the Fund’s shareholders.

(c) Routine Proposals. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) with respect to securities should generally be voted in favor of management.

(d) Non-Routine Proposals. Votes on non-routine matters and votes against a management’s recommendations with respect to securities are voted as determined by the Proxy Voting Manager to be in the best interest of the Fund’s shareholders.

(e) Investment Companies. The Proxy Voting Manager may determine that it is in the best interest of the shareholders of the Fund to vote the shares of an investment company in the same proportion as the vote of all other holders of such shares. The Proxy Voting Manager must keep records of this determination, including records indicating whether the Fund relies upon Section 12(d)(1)(F) of the Investment Company Act of 1940 (the “1940 Act”) or a particular order of the U.S. Securities and Exchange Commission (the “SEC”) to invest in other investment companies.

4. Conflicts of Interest. The Trust recognizes that under certain circumstances a Proxy Voting Manager may have a conflict of interest in voting proxies on behalf of a Fund. Such circumstances may include, but are not limited to, situations where a Proxy Voting Manager or one or more of its affiliates, including, without limitation, officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Proxy Voting Manager shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Proxy Voting Manager with respect to voting proxies on behalf of a Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Proxy Voting Manager’s business, and to bring any conflict of interest of which they become aware to the attention of the Proxy Voting Manager. The Proxy Voting Manager shall not vote proxies relating to such issuers on behalf of a Fund until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Proxy Voting Manager’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Voting Manager determines that a conflict of interest is not material, the Proxy Voting Manager may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Board and the Proxy Voting Manager shall follow the instructions of the Board or (ii) the Proxy Voting Manager shall vote the issue in question based upon the recommendation of an established, independent third party with qualifications to vote proxies so long as the Board has approved this course of action for the issue in question (if approval is requested at a time other than a regularly scheduled meeting of the Board, the Chief Compliance Officer of the Fund may approve this course of action for the issue in question and provide a report at the next regularly scheduled meeting of the Board). The Proxy Voting Manager shall keep a record of all materiality decisions and report them to the Board no less frequently than annually.

B-1

5. Proxy Voting Procedures. Proxy voting will be conducted in compliance with the policies and practices described herein and is subject to the Proxy Voting Manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Each Proxy Voting Manager shall maintain records regarding the voting of proxies under these Policies and Procedures.

The Trust acknowledges that certain of the Proxy Voting Managers to the various Funds have adopted voting policies and procedures for their clients that have been delivered to the Trust. To the extent that a Proxy Voting Manager has not adopted such policies and procedures, it shall adopt the policies and procedures provided herein as its own and shall otherwise vote all proxies in what it believes is the best interest of the Fund’s shareholders. To the extent that a Proxy Voting Manager’s policies and procedures are consistent with these Policies and Procedures, the Proxy Voting Manager may implement them with respect to voting proxies on behalf of each Fund managed by such Proxy Voting Manager. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supersede any comparable provisions of any Proxy Voting Manager’s policies and procedures.

6. Form N-PX. The Proxy Voting Manager shall gather, collate and present information relating to the proxy voting activities of itself and/or its delegate(s) in such format and medium as the Fund shall request in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act. A record of each proxy vote will be entered on Form N-PX. A copy of each Form N-PX will be signed by the President of the Trust. The Form is to be filed by August 31 each year. Each reporting period covered by the Form N-PX runs from July 1 to June 30. The Trust will disclose in its Annual and Semi-Annual Reports to shareholders and in its registration statement (in the SAI) filed with the SEC that the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge upon request at toll-free telephone number for the Fund) and is also available on the SEC’s website at www.sec.gov.

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APPENDIX C

SUB-ADVISER PROXY VOTING POLICY AND
PROCEDURES

Newfleet Asset Management, LLC
1/07/2021

Proxy Voting

General Proxy Voting Policies, Procedures and Guidelines for Newfleet Portfolio Managers

Newfleet primarily manages fixed-income instruments which have very few if any proxy ballots associated with them. However from time to time, Newfleet may own an equity instrument or have another investment instrument with a proxy ballot. Each Portfolio Manager who directly manages assets for Newfleet is responsible for ensuring that all proxies are voted in a manner consistent with client guidelines and/or policy. When assets are directly managed by Newfleet Associates (Newfleet Portfolio Manager(s)), and Newfleet has been granted proxy voting discretion, the following policy and procedures apply:

Newfleet shall in all cases cast proxy votes in the best interest of the clients. Such vote shall be consistent with applicable client policy/instruction, or in the absence of such, the Proxy Voting Policies Procedures and Guidelines described below.

Proxies of the Funds will be voted subject to any applicable proxy voting guidelines of the Funds and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the Funds.

Absent special circumstances of the types described below, it is the policy of Newfleet to exercise its proxy voting discretion in accordance with the Proxy Voting Guidelines (the “Guidelines”) contained in the Attachments section to this Manual. Newfleet may vote a proxy contrary to the Guidelines if it is determined that such action is in the best interests of clients. The Guidelines are applicable to the voting of domestic and foreign proxies. The Guidelines have been adopted to make every effort to ensure that the manner in which shares are voted is in the best interest of clients and the value of the investment.

The responsibility to review proxy proposals, and make voting recommendations on behalf of Newfleet, is delegated to a qualified, non-affiliated, third party vendor, (such as but not limited to “ISS”) under the Guidelines.

Newfleet may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, Newfleet may provide investment management, brokerage, underwriting, and related services to accounts owned or controlled by companies whose management is soliciting proxies. Newfleet and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.

Any individual identifying a conflict of interest shall report such immediately to the Newfleet CCO who will determine a course of action.

In addition to this policy, please refer to related policies included in “Record Keeping, Information Security and Fire Walls”.

Proxy Voting Policy for ERISA Clients

Each Portfolio Manager who directly manages assets for Newfleet is responsible for ensuring that all proxies are voted in a manner consistent with client guidelines and/or policy. Plans governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Newfleet, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received. Consistent with Labor Department positions, it is the policy of Newfleet to follow the provisions of a plan’s governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

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Other Special Proxy Voting Situations

The Newfleet may choose not to vote proxies in certain situations or for certain accounts, such as:

1.	When a client has informed Newfleet that it wishes to retain the right to vote the proxy (under such situations, Newfleet will instruct the custodian to send the proxy material directly to the client);

2.	When the Newfleet deems the cost of voting would exceed any anticipated benefit to the client;

3.	When a proxy is received for a client account that has been terminated with the Newfleet;

4.	When a proxy is received for a security the Newfleet no longer manages (i.e., the Newfleet had previously sold the entire position); and/or

5.	When the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

Various accounts in which the Newfleet has proxy voting discretion participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, the Newfleet will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the Newfleet has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

Records Related to Proxy Voting

Portfolio Managers directly managing assets for Newfleet shall maintain records relating to any proxy votes they have made for such period of time as is required to comply with applicable laws and regulations. The firm may rely on one or more third parties to make and retain such records such as ISS. All votes shall be in the best interests of the client whose portfolio holds the security being voted.

Newfleet will maintain the following records relating to proxy votes cast under these policies and procedures:

1)	A copy of these policies and procedures;

2)	A copy of each proxy statement the firm receives regarding client’s securities; and

3)	A record of each vote cast by the firm on behalf of a client.

A copy of each written client request for information on how the Newfleet voted proxies on behalf of the client, and a copy of any written response by the firm to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

Newfleet will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request except as may be required by law. It is generally the Newfleet’s policy not to disclose its proxy voting records to third parties or special interest groups.

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PROSPECTUS | February 28, 2025

Virtus Private Credit Strategy Etf
(Ticker: VPC)

Virtus Real Asset Income Etf
(Ticker: VRAI)

a series of the
ETFIS SERIES TRUST I

Each of the Virtus Private Credit Strategy ETF and the Virtus Real Asset Income ETF
(each a “Fund” and, together, the “Funds”) is an exchange-traded fund (“ETF”).
Shares of each Fund are listed on NYSE Arca, Inc. (the “Exchange”) and trade at market prices.
The market price for each Fund’s shares may be different from its net asset value per share.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

2

3

RISK/RETURN SUMMARY INFORMATION

VIRTUS PRIVATE CREDIT STRATEGY ETF

INVESTMENT OBJECTIVE

Virtus Private Credit Strategy ETF (the “Fund”) seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Indxx Private Credit Index (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may incur customary brokerage commissions, and may pay other fees to financial intermediaries, when buying or selling Shares of the Fund, which are not reflected in the table or example set forth below.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee(1)	0.75%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	9.11%
Total Annual Fund Operating Expenses(2)	9.86%

(1)	The management fee is structured as a “unified fee,” out of which the Fund’s adviser pays all of the ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Fund’s management fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund.
(2)	The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$962	$2,748	$4,365	$7,767

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2024, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund will invest not less than 80% of its assets in component securities of the Underlying Index. The Underlying Index is designed to track the performance of U.S.-listed, registered closed-end investment companies that have elected to be regulated as “business development companies” (“BDCs”) under the Investment Company Act of 1940 (“1940 Act”), as well as U.S.-listed, non-BDC registered closed-end funds (“closed-end funds” and, together with BDCs, “Underlying Funds”),

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that provide significant exposure (i.e., at least 50%) to private credit, as defined by Indxx, LLC (“Indxx”), the index provider of the Underlying Index. Indxx is not affiliated with the Fund or the Fund’s investment adviser, Virtus Investment Advisers, LLC (the “Adviser” or “VIA”).

To be eligible for inclusion in the Underlying Index, securities must (i) be U.S.-listed, (ii) have a market capitalization of more than U.S. $100 million, (iii) have a six-month average daily turnover greater than or equal to U.S. $250,000, (iv) have traded for at least 90% of the total trading days over the last six months, and (v) must have paid dividends consistently over the previous three years. Securities within this universe are then classified as either closed-end funds or BDCs, and are eligible for inclusion in the Underlying Index depending upon their exposure to private credit:

1.For closed-end funds: The closed-end fund’s portfolio must (i) include investments in floating or variable loan interests, collateralized loan obligations (“CLOs”), senior loans, and/or other investment vehicles that have private credit exposure, and (ii) have private credit exposure of at least 50%.

2.For BDCs: The BDC must have an investment objective of generating both current income and capital appreciation through debt and equity investments in small or middle-market companies by employing private credit strategies. Private credit strategies include providing capital through (i) direct origination of senior secured loans, (ii) unsecured debt, (iii) first/second lien debt, (iv) subordinate debt, (v) mezzanine financing, (vi) preferred equity, (vii) rescue financing, (viii) specialty lending, and (ix) distressed credit. These private credit strategies generally include the origination of loans by non-bank lenders to small- to middle-market companies who have below investment grade credit ratings, or the investment in debt or equity securities of those companies.

All BDCs that meet the selection criteria above will be included in the Underlying Index, and the closed-end fund universe will be screened to eliminate the quartile with the largest absolute value of premiums or discounts. Underlying Index constituents are weighted by dividend yield, with the weight of a single security capped at 5% and a floor of 0.3% at each rebalance, although each BDC with a market capitalization of less than $250 million will be capped at 1% at each rebalance. All BDCs and closed-end funds included in the Underlying Index will be listed on U.S. stock exchanges.

The Underlying Index is reconstituted annually and rebalanced quarterly. The Fund is generally reconstituted and rebalanced in accordance with the Underlying Index.

Under normal market conditions, the Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S.-listed BDCs and closed-end funds that employ private credit strategies by investing a majority of their assets in private credit instruments. Private credit instruments include floating or variable loan interests, CLOs, senior loans, and BDCs and other investment vehicles that employ private credit strategies as described above. The Underlying Funds will invest in private credit instruments that are rated below investment grade.

The Fund will not seek to “beat” the performance of the Underlying Index and will not seek temporary defensive measures when markets decline or appear overvalued. Instead, the Fund uses a “passive” or indexing investment approach to try to approximate the investment performance of the Underlying Index by investing in a portfolio of securities that generally replicates the Underlying Index; however, there may be times when the Fund does not hold every security in the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation.

The Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in a particular industry or group of industries approximately to the same extent that the Underlying Index is concentrated. As of October 31, 2024, the Underlying Index was concentrated in the financial sector.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

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Risks of Investing in Private Credit Funds. There are certain risks inherent in investing in closed-end funds and BDCs that provide exposure to private credit, in particular the risks of their underlying investments, which include liquidity risk, industry risk, foreign security risk, currency risk, valuation risk and credit risk. Private credit securities also carry risks associated with unclear ownership and market access constraints.

Investments in Closed-End Funds Risk. Closed-end funds in which the Fund invests may expose the Fund to negative performance and additional expenses associated with investment in such funds. Closed-end funds may trade at a discount from their net asset value, which may affect whether the Fund will realize gains or losses. They may also employ leverage, which may increase volatility.

In addition to the general risks above for closed-end funds, a BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive.

Equity Securities Risk. The value of the equity securities held by the Fund may be negatively affected by the financial market, industries in which the Fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

Senior Loan Risk. The risks of investing in senior loans are similar to the risks of investing in junk bonds, although the senior loans in which the Fund invests are typically senior and secured, whereas junk bonds often are subordinated and unsecured. In addition, investments in senior loans may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. Senior loans settle on a delayed basis; thus, sale proceeds may not be available to meet redemptions for a substantial period of time after the sale of the loan.

Collateralized Loan Obligations. CLOs are normally privately offered and sold (that is, they are not registered under the securities laws) and may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLOs carry additional risks, including, without limitation, the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the CLO may be subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

Debt Securities Risks. Debt securities are subject to credit risk, interest rate risk, liquidity risk, maturity risk, yield curve risk and prepayment risk. These risks could affect the value of investments in which the Fund invests, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

•Credit Risk. If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

•Interest Rate Risk. The values of fixed income securities may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities. Adjustable rate instruments also react to interest rate changes in a similar manner, although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other factors).

•Liquidity Risk. Debt securities may be difficult to sell at an advantageous time or price due to limited market demand (resulting from a downgrade, a decline in price, or adverse conditions within the relevant market).

•Maturity Risk. The value of debt securities is dependent on their maturity. Generally, the longer the maturity of a debt security, the greater its sensitivity to changes in interest rates.

•Yield Curve Risk. Yield curve risk refers to the risk that changes in interest rates may affect yields of fixed-income securities differently for securities with different maturities. If the yield curve flattens, then the spread between long- and short-term yields narrows and if the yield curve steepens, then the spread between long- and short-term yields increases.

•Prepayment Risk. Issuers may prepay or call their fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates and the Fund may not benefit fully from the increase in value that other fixed income investments experience when interest rates decline.

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Junk Bonds or High Yield Securities Risk. There is a greater risk of issuer default, less liquidity, and increased price volatility related to high-yield securities than investment grade securities.

Small and Micro Capitalization Companies Risk. Small and micro-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and micro-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Fund. These risks are substantially greater for micro-sized companies.

Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all, which may force an underlying fund to sell the collateral and purchase a replacement security in the market at a disadvantageous time. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.

Liquidity Risk. Certain instruments may be difficult or impossible to sell at a time and price beneficial to the Fund.

Issuer Risk. The performance of the Fund depends on the performance of the issuers of the individual securities in which Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Shares, to decline.

Concentration Risk. A fund concentrated in an industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Compared to the broad market, an individual industry or sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.

Market Risk. The value of the securities in the Fund may go up or down (sometimes significantly) in response to the prospects of individual companies and/or general economic conditions, including local, regional or global events.

Passive Strategy/Index Risk. The Fund may hold constituent securities of the Underlying Index regardless of the current or projected performance of a specific security or the relevant sector as a whole, which could cause the Fund’s returns to be lower than if the Fund employed an active strategy. Unless the Underlying Index allocates significant portions of its assets to cash and cash equivalents during times of adverse market or economic conditions, the Fund may be subject to a higher level of market risk during such times than other funds.

Index Tracking Risk. The Fund’s return may not match or achieve a high degree of correlation with the returns of the Underlying Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies.

Calculation Methodology. The Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. The Fund, the Adviser, and Indxx cannot offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade at a discount to net asset value (“NAV”) and possibly face delisting.

•Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings, and the Fund cannot be predicted whether

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Shares will trade below, at or above their NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

•No Assurance of Active Trading Market Risk. Although the Shares in the Fund are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares of the Fund. In times of market stress, market makers or Authorized Participants may step away from their respective roles in making a market in the Fund’s Shares, which could lead to wider bid/ask spreads and variances between the market price of the Fund’s Shares and their underlying value.

•Fund Shares Liquidity Risk. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the ETF’s NAV and market price.

PERFORMANCE INFORMATION

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns for one year, five years and since inception compared with a broad-based index and the index the Fund seeks to track, in that order. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by calling the Fund at (888) 383-0553.

•During the period shown in the bar chart, the highest return for a calendar quarter was 22.33% (quarter ended 06/30/2020).

•During the period shown in the bar chart, the lowest return for a calendar quarter was (39.33)% (quarter ended 03/31/2020).

Average Annual Total Returns – (For the Period Ended December 31, 2024)	1 Year	5 Year	Since Inception(1)
Before taxes	10.54%	7.62%	8.04%
After taxes on distributions(2)	5.78%	3.29%	3.78%
After taxes on distributions and sale of shares(2)	6.20%	3.81%	4.19%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	(0.33)%	0.96%
Indxx Private Credit Index (reflects no deduction for fees, expenses or taxes)	11.06%	8.40%	8.84%

(1)	The Fund commenced operations on February 7, 2019.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Shares at the end of the measurement period.

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MANAGEMENT OF THE FUND

Investment Adviser

Virtus Investment Advisers, LLC is the Fund’s investment adviser (the “Adviser” or “VIA”). The Adviser is responsible for managing the Fund’s investments, subject to the oversight and supervision of the Board of Trustees (the “Board”) of ETFis Series Trust I (the “Trust”). Prior to January 1, 2025, Virtus ETF Advisers LLC (“VEA”) was the Fund’s investment adviser. Effective January 1, 2025, VEA’s rights and obligations under the investment advisory, subadvisory and expense limitation agreements for the Trust have been transferred to, and assumed by, VIA. Both VIA and VEA are wholly owned indirect subsidiaries of Virtus Investment Partners, Inc.

Portfolio Managers

The Fund’s portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. The Fund’s portfolio management team is comprised of Seth Kadushin and Matthew B. Brown, each of whom is a Portfolio Manager with the Adviser and has served as portfolio manager of the Fund since the inception of its operations in February 2019.

PURCHASE AND SALE OF FUND SHARES

Unlike conventional investment companies, the Fund generally issues and redeems Shares on a continuous basis, at NAV, in aggregate blocks of Shares or multiples thereof (“Creation Units”). The Fund’s Creation Units may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants”, that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Shares only on the Exchange through a broker-dealer. Shares of the Fund will trade on the Exchange at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.virtusetfs.com.

TAX INFORMATION

The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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VIRTUS REAL ASSET INCOME ETF

INVESTMENT OBJECTIVE

Virtus Real Asset Income ETF (the “Fund”) seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Indxx Real Asset Income Index (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may incur customary brokerage commissions, and may pay other fees to financial intermediaries, when buying or selling Shares of the Fund, which are not reflected in the table or example set forth below.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee[1]	0.55%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.55%

(1)	The management fee is structured as a “unified fee,” out of which the Fund’s adviser pays all of the ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Fund’s management fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund.

Example.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$56	$176	$307	$689

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2024, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund will invest not less than 80% of its assets in component securities of the Underlying Index. The Underlying Index is designed to track the performance of U.S.-listed “Real Asset” companies, as defined by Indxx, LLC (“Indxx”), the index provider of the Underlying Index. Indxx is not affiliated with the Fund or the Fund’s investment adviser, Virtus Investment Advisers, LLC (“the Adviser” or “VIA”). The Underlying Index includes common stock, real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), and American depositary receipts (“ADRs”).

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Indxx considers Real Asset companies to be those that are classified under certain real estate-related industries, such as real estate development or REITs (“Real Estate”); natural resources-related industries, such as oil, coal, precious metals, steel, agricultural commodities, or forest products (“Natural Resources”); or infrastructure-related industries, such as electric utilities, telecommunications, transportation, or MLPs (“Infrastructure”); each as defined by FactSet Research Systems Inc. (“FactSet”).

To be eligible for inclusion in the Underlying Index, securities must (i) be U.S.-listed, (ii) have a market capitalization of at least U.S. $250 million, (iii) be classified within one of the Real Estate, Natural Resources or Infrastructure industries by FactSet, (iv) have six-month average daily turnover greater than or equal to U.S. $500,000, (v) have traded for at least 90% of the total trading days over the last six months, and (vi) have paid dividends during the trailing 12 months prior to selection as well as the trailing 12 months three years prior to selection. The top 30 securities by three-year dividend growth rate from each of the Real Estate, Natural Resources and Infrastructure industries will be selected for inclusion in the Underlying Index, for a total of 90 securities.

Securities within the portfolio are equally weighted at each rebalance and reconstitution. The total weight of MLPs is capped at 20% of the overall portfolio (and the total number of MLPs is limited to 15) at each rebalance, and any excess weight over 20% is proportionally distributed among other Infrastructure securities.

The Underlying Index is reconstituted annually and rebalanced quarterly. The Fund is generally reconstituted and rebalanced in accordance with the Underlying Index.

Under normal market conditions, the Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in Real Asset companies. The Adviser expects that, over the long term, the Fund’s investments in Real Asset companies should provide some protection against the impact of inflation because the values of the Fund’s Real Asset investments are generally linked or correlated to the rate of inflation.

The Fund will not seek to “beat” the performance of the Underlying Index and will not seek temporary defensive measures when markets decline or appear overvalued. Instead, the Fund uses a “passive” or indexing investment approach to try to approximate the investment performance of the Underlying Index by investing in a portfolio of securities that generally replicates the Underlying Index; however, there may be times when the Fund does not hold every security in the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation.

The Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in a particular industry or group of industries approximately to the same extent that the Underlying Index is concentrated. As of October 31, 2024, the Underlying Index was concentrated in industries within Real Estate and Natural Resources.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

Equity Securities Risk. The value of the equity securities held by the Fund may be negatively affected by the financial market, industries in which the Fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

Real Estate Companies/REITs Risk. Investments in REITs and other securities of Real Estate companies subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate sector in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs may also be adversely affected by poor management, failure to quality as a REIT under the Internal Revenue Code of 1986, as amended (the ”Code”), environmental problems, property tax increases or changes in federal, state or local regulations.

Natural Resources Companies Risk. Investments in securities of Natural Resources companies expose the Fund to adverse economic, regulatory, political, legal, and other conditions or events affecting the issuers of such securities, such as fluctuations in prices of natural resources, and supply and demand of natural resources fuels, energy conservation,

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the success of exploration projects, and events occurring in nature. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control.

Infrastructure Companies Risk. Investments in securities of Infrastructure companies expose the Fund to adverse economic, regulatory, political, legal, and other conditions or events affecting the issuers of such securities, such as high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of an economic slowdown and surplus capacity, increased competition, uncertainties concerning availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

Inflation-Linked Investment Risk. Although the values of the Fund’s Real Asset investments are generally linked or correlated to the rate of inflation, there is no guarantee that the Fund’s investments will provide any protection against the impact of inflation.

Small and Micro Capitalization Companies Risk. Small and micro-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and micro-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Fund. These risks are substantially greater for micro-sized companies.

Depositary Receipts Risk. Investments in foreign companies through depositary receipts may expose the Fund to the same risks as direct investments in securities of foreign issuers.

Issuer Risk. The performance of the Fund depends on the performance of the issuers of the individual securities in which Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Shares, to decline.

Concentration Risk. A fund concentrated in an industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Compared to the broad market, an individual industry or sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.

MLP Risk. Investments in MLPs may be negatively impacted by tax law changes, changes in interest rates, the failure of the MLP’s parent or sponsor to make payments as expected, regulatory developments or other factors affecting the MLP’s underlying assets, which are typically in the natural resources and energy sectors.

MLP Tax Risk. MLPs taxed as partnerships generally do not pay U.S. federal income tax at the partnership level. Accordingly, a change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being required to pay U.S. federal income tax on its taxable income, which could result in a reduction in the value of your investment in the Fund and lower its income.

Market Risk. The value of the securities in the Fund may go up or down (sometimes significantly) in response to the prospects of individual companies and/or general economic conditions, including local, regional or global events.

Passive Strategy/Index Risk. The Fund may hold constituent securities of the Underlying Index regardless of the current or projected performance of a specific security or the relevant sector as a whole, which could cause the Fund’s returns to be lower than if the Fund employed an active strategy. Unless the Underlying Index allocates significant portions of its assets to cash and cash equivalents during times of adverse market or economic conditions, the Fund may be subject to a higher level of market risk during such times than other funds.

Index Tracking Risk. The Fund’s return may not match or achieve a high degree of correlation with the returns of the Underlying Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies.

Calculation Methodology. The Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. The Fund, the Adviser, and Indxx cannot offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

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ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade at a discount to net asset value (“NAV”) and possibly face delisting.

•Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings, and the Fund cannot be predicted whether Shares will trade below, at or above their NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

•No Assurance of Active Trading Market Risk. Although the Shares in the Fund are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares of the Fund. In times of market stress, market makers or Authorized Participants may step away from their respective roles in making a market in the Fund’s Shares, which could lead to wider bid/ask spreads and variances between the market price of the Fund’s Shares and their underlying value.

•Fund Shares Liquidity Risk. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the ETF’s NAV and market price.

PERFORMANCE INFORMATION

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns for one year, five years and since inception compared with a broad-based index and the index the Fund seeks to track, in that order. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by calling the Fund at (888) 383-0553.

•During the periods shown in the bar chart, the highest return for a calendar quarter was 22.97% (quarter ended 12/31/20).

•During the periods shown in the bar chart, the lowest return for a calendar quarter was (35.96)% (quarter ended 03/31/20).

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Average Annual Total Returns – (For the Period Ended December 31, 2024)	1 Year	5 Year	Since Inception(1)
Before taxes	2.79%	2.78%	3.32%
After taxes on distributions(2)	0.63%	1.34%	1.95%
After taxes on distributions and sale of shares(2)	2.34%	1.81%	2.24%
FT Wilshire 5000 Index (reflects no deduction for fees, expenses, or taxes)	23.76%	14.10%	15.38%
Indxx Real Asset Income Index (reflects no deduction for fees, expenses or taxes)	3.37%	3.34%	3.92%

(1)	The Fund commenced operations on February 7, 2019.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Shares at the end of the measurement period.

MANAGEMENT OF THE FUND

Investment Adviser

Virtus Investment Advisers, LLC is the Fund’s investment adviser (the “Adviser” or “VIA”). The Adviser is responsible for managing the Fund’s investments, subject to the oversight and supervision of the Board of Trustees (the “Board”) of ETFis Series Trust I (the “Trust”). Prior to January 1, 2025, Virtus ETF Advisers LLC (“VEA”) was the Fund’s investment adviser. Effective January 1, 2025, VEA’s rights and obligations under the investment advisory, subadvisory and expense limitation agreements for the Trust have been transferred to, and assumed by, VIA. Both VIA and VEA are wholly owned indirect subsidiaries of Virtus Investment Partners, Inc.

Portfolio Managers

The Fund’s portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. The Fund’s portfolio management team is comprised of Seth Kadushin and Matthew B. Brown, each of whom is a Portfolio Manager with the Adviser and has served as portfolio manager of the Fund since the inception of its operations in February 2019.

PURCHASE AND SALE OF FUND SHARES

Unlike conventional investment companies, the Fund generally issues and redeems Shares on a continuous basis, at NAV, in aggregate blocks of Shares or multiples thereof (“Creation Units”). The Fund’s Creation Units may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants”, that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Shares only on the Exchange through a broker-dealer. Shares of the Fund will trade on the Exchange at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.virtusetfs.com.

TAX INFORMATION

The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING THE FUNDS’ INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Additional Information Regarding the Funds’ Objectives. The Virtus Private Credit Strategy ETF seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Indxx Private Credit Index. The Virtus Real Asset Income ETF seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Indxx Real Asset Income Index. The investment objective of each of the Virtus Private Credit Strategy ETF (the “Private Credit Strategy ETF”) and the Virtus Real Asset Income ETF (the “Real Asset Income ETF” and, together with the Private Credit Strategy ETF, the “Funds” and, each, a “Fund”) may be changed by the Board without shareholder approval upon 60 days’ notice to the shareholders. There is no guarantee that a Fund will achieve its objective.

Additional Information Regarding the Private Credit Strategy ETF’s Principal Investment Strategy. Under normal market conditions, the Private Credit Strategy ETF will invest not less than 80% of its assets in component securities of the Underlying Index. The Underlying Index is designed to track the performance of U.S.-listed, registered closed-end investment companies that have elected to be regulated as BDCs under the 1940 Act, as well as U.S.-listed, non-BDC registered closed-end funds (together with BDCs, “Underlying Funds”), that provide significant exposure (i.e., at least 50%) to private credit, as defined by the Indxx. Indxx is not affiliated with the Private Credit Strategy ETF or the Adviser.

To be eligible for inclusion in the Underlying Index, securities must (i) be U.S.-listed, (ii) have a market capitalization of more than U.S. $100 million, (iii) have a six-month average daily turnover greater than or equal to U.S. $250,000, (iv) have traded for at least 90% of the total trading days over the last six months, and (v) must have paid dividends consistently over the previous three years. Securities within this universe are then classified as either closed-end funds or BDCs, and are eligible for inclusion in the Underlying Index depending upon their exposure to private credit:

1.For closed-end funds: The closed-end fund’s portfolio must (i) include investments in floating or variable loan interests, CLOs, senior loans, and/or other investment vehicles that have private credit exposure, and (ii) have private credit exposure of at least 50%.

2.For BDCs: The BDC must have an investment objective of generating both current income and capital appreciation through debt and equity investments in small or middle-market companies by employing private credit strategies. Private credit strategies include providing capital through (i) direct origination of senior secured loans, (ii) unsecured debt, (iii) first/second lien debt, (iv) subordinate debt, (v) mezzanine financing, (vi) preferred equity, (vii) rescue financing, (viii) specialty lending, and (ix) distressed credit. These private credit strategies generally include the origination of loans by non-bank lenders to small- to middle-market companies who have below investment grade credit ratings, or the investment in debt or equity securities of those companies.

All BDCs that meet the selection criteria above will be included in the Underlying Index, and the closed-end fund universe will be screened to eliminate the quartile with the largest absolute value of premiums or discounts. Underlying Index constituents are weighted by dividend yield, with the weight of a single security capped at 5% and a floor of 0.3% at each rebalance, although each BDC with a market capitalization of less than $250 million will be capped at 1% at each rebalance. All BDCs and closed-end funds included in the Underlying Index will be listed on U.S. stock exchanges.

The Underlying Index is reconstituted annually and rebalanced quarterly. The Private Credit Strategy ETF is generally reconstituted and rebalanced in accordance with the Underlying Index.

Under normal market conditions, the Private Credit Strategy ETF will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S.-listed BDCs and closed-end funds that employ private credit strategies by investing a majority of their assets in private credit instruments. Private credit instruments include floating or variable loan interests, CLOs, senior loans, and BDCs and other investment vehicles that employ private credit strategies as described above. The Underlying Funds will invest in private credit instruments that are rated below investment grade.

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The Private Credit Strategy ETF will concentrate its investments (i.e., invest more than 25% of its total assets) in a particular industry or group of industries approximately to the same extent that the Underlying Index is concentrated. As of October 31, 2024, the Underlying Index was concentrated in the financial sector.

Additional Information Regarding the Real Asset Income ETF’s Principal Investment Strategy. Under normal market conditions, the Real Asset Income ETF will invest not less than 80% of its assets in component securities of the Underlying Index. The Underlying Index is designed to track the performance of U.S.-listed “Real Asset” companies, as defined by Indxx. Indxx is not affiliated with the Real Asset Income ETF or the Adviser. The Underlying Index includes common stock, REITs, MLPs, and ADRs.

Indxx considers Real Asset companies to be those that are classified under certain real estate-related industries, such as Real Estate; Natural Resources; or Infrastructure; each as defined by FactSet.

To be eligible for inclusion in the Underlying Index, securities must (i) be U.S.-listed, (ii) have a market capitalization of at least U.S. $250 million, (iii) be classified within one of the Real Estate, Natural Resources or Infrastructure industries by FactSet, (iv) have six-month average daily turnover greater than or equal to U.S. $500,000, (v) have traded for at least 90% of the total trading days over the last six months, and (vi) have paid dividends during the trailing 12 months prior to selection as well as the trailing 12 months three years prior to selection. The top 30 securities by three-year dividend growth rate from each of the Real Estate, Natural Resources and Infrastructure industries will be selected for inclusion in the Underlying Index, for a total of 90 securities.

Securities within the portfolio are equally weighted at each rebalance and reconstitution. The total weight of MLPs is capped at 20% of the overall portfolio (and the total number of MLPs is limited to 15) at each rebalance, and any excess weight over 20% is proportionally distributed among other Infrastructure securities.

The Underlying Index is reconstituted annually and rebalanced quarterly. The Real Asset Income ETF is generally reconstituted and rebalanced in accordance with the Underlying Index.

Under normal market conditions, the Real Asset Income ETF will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in Real Asset companies. The Adviser expects that, over the long term, the Real Asset Income ETF’s investments in Real Asset companies should provide some protection against the impact of inflation because the values of the Real Asset Income ETF’s Real Asset investments are generally linked or correlated to the rate of inflation.

The Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in a particular industry or group of industries approximately to the same extent that the Underlying Index is concentrated. As of October 31, 2024, the Underlying Index was concentrated in industries within Real Estate and Natural Resources.

Additional Information Regarding the Funds’ Principal Investment Strategy. As noted above, the Real Asset Income ETF may invest in MLPs. MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Code. MLPs are generally engaged in the gathering, transportation, storage, processing, refining, treating, marketing, exploration, production and mining of minerals and natural resources. The MLP securities in which the Fund may invest are generally equity units representing limited or general partnership or limited liability company interests of MLPs. The interests, or units, of MLPs are registered with the U.S. Securities and Exchange Commission and trade on public securities exchanges.

Each Fund will not seek to “beat” the performance of its Underlying Index and will not seek temporary defensive measures when markets decline or appear overvalued. Instead, each Fund uses a “passive” or indexing investment approach to try to approximate the investment performance of its Underlying Index by investing in a portfolio of securities that generally replicates the Underlying Index; however, there may be times when a Fund does not hold every security in its Underlying Index. The Adviser expects that, over time, the correlation between a Fund’s performance before fees and expenses and that of its Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation.

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To the extent that a Fund is not invested in securities of its Underlying Index as disclosed in the Funds’ principal investment strategies, which are discussed in the “Risk/Return Summary Information” sections above, the Fund may invest in other investments that the Adviser believes will help the Fund track its Underlying Index, including ETFs, options and futures contracts; and cash, cash equivalents and money market funds.

In addition, although each Fund generally intends to replicate the component securities of its Underlying Index as disclosed in the Funds’ principal investment strategies, which are discussed in the “Risk/Return Summary Information” sections above, the Fund may utilize a representative sampling strategy when a replication strategy might be detrimental to its shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow its Underlying Index. When utilizing a representative sampling strategy, a Fund will invest in what it believes to be a representative sample of the component securities in its Underlying Index. Under the representative sampling technique, each security is selected for inclusion in a Fund through the application of quantitative analytical procedures to give the Fund’s portfolio an investment profile similar to that of its Underlying Index. Securities are selected for inclusion if they have aggregate investment characteristics (such as market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of its Underlying Index taken in its entirety. If the representative sampling technique is used, a Fund will not be expected to track the performance of its Underlying Index with the same degree of accuracy as would an investment vehicle that invested in every component security of the Underlying Index with the same weightings as the Underlying Index. A Fund may also use representative sampling to exclude less liquid component securities contained in its Underlying Index in order to create a more tradable portfolio and improve arbitrage opportunities.

There also may be instances in which the Adviser may choose to (i) overweight or underweight a security in an Underlying Index, (ii) purchase securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, or (iii) utilize various combinations of other available investment techniques in seeking to track the Underlying Index.

Each Fund may sell securities included in its Underlying Index in anticipation of their removal from the Underlying Index, or purchase securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.

Additional Information Regarding the Funds’ Principal Risks.

Risks of Investing in Private Credit Funds (Private Credit Strategy ETF only). There are certain risks inherent in investing in closed-end funds and BDCs that provide exposure to private credit, in particular the risks of their underlying investments, which include liquidity risk, industry risk, foreign security risk, currency risk, valuation risk and credit risk. Private credit securities also carry risks associated with unclear ownership and market access constraints. In addition, at times, the Underlying Funds may hold a significant portion of their assets in cash or cash equivalents (e.g., after divesting their interests in a portfolio company upon the portfolio company’s initial public offering, merger or recapitalization). This may result in lower returns than if the Underlying Fund had invested such cash or cash equivalents in successful portfolio companies. Closed-end funds and BDCs that provide exposure to private credit may also have concentrated investment portfolios, consisting of a relatively small number of holdings, which may be adversely impacted by the poor performance of a small number of investments.

Investments in Closed-End Funds Risk (Private Credit Strategy ETF only). Investing in closed-end funds subjects the Fund to those risks affecting the closed-end fund, including the possibility that the value of the underlying securities held by the closed-end fund could decrease or the portfolio becomes illiquid. The shares of closed-end funds may trade at a discount or premium to, or at, their NAV. Moreover, the Fund and its shareholders will incur its pro rata share of a closed-end fund’s expenses, which will reduce the Fund’s performance. Closed-end funds are also able to utilize leverage to a greater degree than other investment companies, such as open-end funds or ETFs. As a result, the Fund may be exposed indirectly to leverage through an investment in closed-end funds, which may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished. In addition, investments by the Fund in a closed-end fund are subject to, among other risks, the risk that the listing exchange may halt trading of the closed-end fund’s shares.

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In addition to the general risks above for closed-end funds, the 1940 Act imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.

Additionally, a BDC may incur indebtedness only in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital. BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly traded companies. The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by the BDCs and of any performance-based or incentive fees payable by the BDCs in which it invests, in addition to the management fees paid by the Fund. Incentive fees may create an incentive for a BDC’s manager to make investments that are risky or more speculative than would be the case in the absence of such compensation arrangements, and may also encourage the BDC’s manager to use leverage to increase the return on the BDC’s investments. The use of leverage by BDCs, while subject to the limitations discussed above, magnifies gains and losses on amounts invested and increases the risks associated with investing in BDCs. A BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive.

The Underlying Funds may from time to time be engaged in proxy contests with activist investors who are attempting to influence the Underlying Fund to take actions that the activist investors believe will increase the price of the company’s securities. There is a risk that, if the activist investors are successful, the market price of the company’s securities will fall or be diluted. In addition, the Underlying Fund may no longer be viable after taking the actions advocated by the activist investors, and if liquidated may generate significant capital gains that may ultimately be passed on to the Fund’s shareholders.

Equity Securities Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over a short and extended periods of time. In a declining stock market, stock prices for all companies (including those in a Fund’s portfolio) may decline, regardless of their long-term prospects. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers.

Senior Loan Risk (Private Credit Strategy ETF only). The risks of investing in senior loans are similar to the risks of investing in junk bonds, although senior loans may be senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans are generally below investment grade and are considered speculative because of the credit risk of their issuers. Companies issuing senior loans are more likely to default on their payments of interest and principal owed, and such defaults could reduce the Underlying Fund’s NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. Although senior loans may be secured by collateral, there can be no assurance that such collateral would satisfy the borrower’s obligation in the event of non-payment of interest or principal, or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, an Underlying Fund’s access to the collateral may be limited by and, therefore, the Underlying Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans are also subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate instruments, such as the senior loans in which the Underlying Funds generally invest, are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for certain senior loans, which may impair the ability of an Underlying Fund to realize full value of a loan in the event of it needs to sell the loan. Such senior loans may therefore be considered illiquid. To the extent that a secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/ask spreads, decreased liquidity and extended trade settlement periods, any of which may impair the Underlying Fund’s ability to sell loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement

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periods for certain loans may result in cash not being immediately available to an Underlying Fund upon sale of the loan. As a result, the Underlying Fund may have to sell other investments with shorter settlement periods or engage in borrowing transactions to raise cash to meet its obligations.

Collateralized Loan Obligations (Private Credit Strategy ETF only). CLOs are normally privately offered and sold (that is, they are not registered under the securities laws) and may be characterized as illiquid securities; however, an active dealer market may exist for CLOs that qualify for Rule 144A transactions. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO invested. Some CLOs have credit ratings, but are typically issued in various classes with various priorities, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches. As a result, CLOs may present risks similar to those of other types of debt securities, although such risks may be of greater significance for CLOs depending upon the ranking in the capital structure held by the investor in the CLO. In addition to the general risks associated with investing in debt securities, CLOs carry additional risks, including, without limitation, the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the CLO may be subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

Debt Securities Risks (Private Credit Strategy ETF only). Risks of investments in debt securities include, without limitation, credit risk, interest rate risk, liquidity risk, maturity risk, yield curve risk and prepayment risk. These risks could affect the value of investments in which the Fund invests, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

•Credit Risk. The value of debt securities is dependent on the creditworthiness of their issuers. A deterioration in the financial condition or credit rating of an issuer, changes in the market’s perception of the issuer’s financial strength, or a deterioration in general economic conditions may have an adverse effect on the value of the investment and may cause an issuer to fail to pay principal and interest when due.

•Interest Rate Risk. The value of the Fund’s fixed income investments will generally vary inversely with the direction of prevailing interest rates. In general, rising interest rates will negatively impact the price of a fixed rate debt instrument and falling interest rates will have a positive effect on price. Adjustable-rate instruments also react to interest rate changes in a similar manner, although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other factors). Interest rate sensitivity is generally more pronounced and less predictable in instruments with uncertain payment or prepayment schedules.

•Liquidity Risk. Liquidity risk is the risk that a debt security may be difficult to sell at an advantageous time or price due to limited market demand (resulting from a downgrade, a decline in price, or adverse conditions within the relevant market). Additionally, closed-end funds and BDCs are not limited in their ability to invest in illiquid securities. In the event that an Underlying Fund voluntarily or involuntarily liquidates its portfolio assets during periods of infrequent trading of its securities, the Underlying Fund may not receive full value for those assets, which will reduce the value of the Underlying Fund’s shares, and in turn, the value of the Fund’s investment in such shares.

•Maturity Risk. The value of the Fund’s debt investments is dependent on their maturity. Generally, the longer the maturity of a debt security, the greater its sensitivity to changes in interest rates.

•Yield Curve Risk. This is the risk that there is an adverse shift in market interest rates of debt investments held by the Fund. The risk is associated with either flattening or steepening of the yield curve, which is a result of changing yields among comparable debt investments with different maturities. If the yield curve flattens, then the yield spread between long- and short-term interest rates narrows and the price of debt investments will change. If the yield curve steepens, then the spread between the long and short-term interest rates increases, which means long-term debt investments prices decrease relative to short-term fixed income investments prices.

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•Prepayment Risk. Issuers may prepay or call their debt obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates, and the Fund may not benefit fully from the increase in value that other debt investments experience when interest rates decline.

Junk Bonds or High Yield Securities Risk (Private Credit Strategy ETF only). High yield securities and unrated securities of similar credit quality are considered to be speculative with respect to the issuer’s continuing ability to make principal and interest payments and are generally subject to greater levels of credit quality risk than investment grade securities. High yield securities are usually issued by companies, including smaller and medium capitalization companies, without long track records of sales and earnings, or with questionable credit strength. These companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying floating rate loans. These fixed income securities are considered below “investment-grade.” The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell these securities or could result in lower prices than higher-rated fixed income securities. These risks can reduce the value of the shares of an Underlying Fund and the income it earns.

Real Estate Companies/REITs Risk (Real Asset Income ETF only). Investments in REITs and other securities of Real Estate companies subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate sector in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The Fund is subject to the risk that the value of stocks of REITs will decline because of adverse developments affecting the real estate sector and real property values. Such a decline could be precipitated by, among other things, general economic decline, deterioration in the real estate rental market, declines in real estate property demand, changes in interest rates, declines in the availability of real estate financing, increases in borrower defaults, overbuilding, or other developments that reduce credit and cash positions of REITs and REIT operators on a local, regional or national level. REITs may also be adversely affected by poor management, failure to quality as a REIT under the Code, environmental problems, property tax increases or changes in federal, state or local regulations. In addition to the above, Mortgage REITs are subject to the following risks: credit risk of the borrowers under the underlying mortgages, insufficient insurance, risks of investments in subprime mortgages, foreclosure risk, interest rate risk, risks of borrowing and leverage, and prepayment risk.

Natural Resources Companies Risk (Real Asset Income ETF only). Investments in securities of Natural Resources companies enhances the Fund’s exposure to adverse economic, regulatory, political, legal, and other conditions or events affecting the issuers of such securities. Natural Resources companies are subject to certain risks, including legislative or regulatory changes, adverse market conditions and increased competition. Performance of such companies may be affected by factors including, among others, fluctuations in prices of natural resources, and supply and demand of natural resources fuels, energy conservation, the success of exploration projects, local and international politics, and events occurring in nature. For instance, natural events (such as earthquakes, hurricanes or fires in prime natural resources areas) and political events (such as government instability or military confrontations) can affect the value of companies involved in natural resources-related business activities. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control.

Infrastructure Companies Risk (Real Asset Income ETF only). Investments in securities of Infrastructure companies enhances the Fund’s exposure to adverse economic, regulatory, political, legal, and other conditions or events affecting the issuers of such securities. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of an economic slowdown and surplus capacity, increased competition, uncertainties concerning availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other conditions or events and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly funded infrastructure projects, especially in foreign markets, resulting in work stoppage, delays and cost overruns.

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Inflation-Linked Investment Risk (Real Asset Income ETF only). Although the values of the Fund’s Real Asset investments are generally linked or correlated to the rate of inflation, there is no guarantee that the Fund’s investments will provide any protection against the impact of inflation. In addition, while these investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in their value. Further, when inflation and expectations of inflation are low or declining, the Fund’s Real Asset investments are likely to underperform the overall stock markets.

Small and Micro Capitalization Companies Risk. Investing in the securities of small and micro capitalization companies generally involves greater risk (and substantially greater risk for micro capitalization companies) than investing in larger, more established companies. The securities of small and micro capitalization companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small and micro capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of their shares without an unfavorable impact on prevailing prices. Small and micro capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small and micro capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies. Small and micro capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate. The foregoing risks are generally increased for smaller capitalization companies as compared to companies with larger capitalizations.

Issuer Risk. The performance of a Fund depends on the performance of the issuers of the individual securities in which Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Shares, to decline.

Concentration Risk. A fund concentrated in an industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Compared to the broad market, an individual industry or sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.

•Financial Sector Risk (Private Credit Strategy ETF only). The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial sector. Companies in the financial sector are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Unstable interest rates can have a disproportionate effect on companies in the financial sector, which could adversely affect the profitability of such companies. Companies in the financial sector whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.

Depositary Receipts Risk (Real Asset Income ETF only). Changes in foreign currency exchange rates will affect the value of ADRs and, therefore, may affect the value of the Fund’s portfolio. There is no guarantee that a financial institution will continue to sponsor a depositary receipt, or that the ADR will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the ADR.

MLP Risk (Real Asset Income ETF only). Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner and cash flow risks. MLP common units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy infrastructure sector, changes in a particular issuer’s financial condition or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

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MLP Tax Risk (Real Asset Income ETF only). MLPs taxed as partnerships, subject to the application of certain partnership audit rules, generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and lower income.

Market Risk. The value of securities in a Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Fund’s control, including the quality of the Fund’s investments, economic conditions, adverse investor sentiment, poor management decisions, lower demand for a company’s goods or services, and general market conditions. In a declining market, the prices for all securities (including those in a Fund’s portfolio) may decline, regardless of their long-term prospects. Security values tend to move in cycles, with periods when securities markets generally rise and periods when they generally decline. In addition, local, regional or global events such as war (e.g., Russia’s invasion of Ukraine and the Israel-Hamas war), acts of terrorism, natural or environmental disasters, the spread of infectious illnesses or other public health issues, recessions, or other events could have a significant impact on a Fund, its investments and the trading of its Shares.

Passive Strategy/Index Risk. Each Fund is managed with a passive investment strategy that seeks to track the performance of its Underlying Index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, each Fund may hold constituent securities of its Underlying Index regardless of the current or projected performance of a specific security or the relevant sector as a whole. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause a Fund’s returns to be lower than if the Fund employed an active strategy. Each Fund will seek to track its Underlying Index in all market conditions, including during adverse market conditions when other funds may seek to take temporary defensive measures (such as investing significantly in cash or cash equivalents). Accordingly, unless a Fund’s Underlying Index allocates significant portions of its assets to cash and cash equivalents during times of adverse market or economic conditions, the Fund may be subject to a higher level of market risk during such times than other funds.

Index Tracking Risk. While the Adviser seeks to track the performance of a Fund’s Underlying Index closely (i.e., to achieve a high degree of correlation with the Underlying Index), it will not seek to beat the performance of the Underlying Index. Further, a Fund’s return may not match or achieve a high degree of correlation with the returns of its Underlying Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. Additionally, a Fund generally rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.

Calculation Methodology. A Fund’s Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. The Funds, the Adviser, and Indxx cannot offer assurances that an Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

ETF Risks. The Funds are ETFs and, as a result of this structure, are exposed to the following risks, among others:

•Authorized Participant Risk. The Funds have a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares may trade at a discount to NAV and possibly face delisting.

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•Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by those brokers. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Shares have more trading volume and market liquidity and higher if the Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of a Fund’s securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in a Fund’s NAV and supply and demand of Shares on the Exchange or any other exchange on which Shares are traded. It cannot be predicted whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund trading individually or in the aggregate at any point in time. The market prices of Shares may deviate significantly from the NAV of the Shares during periods of market volatility. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to a Fund’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV. For example, during a “flash crash,” the market prices of the Shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by a Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell Shares at these temporarily low market prices.

•Early Closing Risk. An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell Shares on that day.

•Fund Shares Liquidity Risk. Trading in Shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the Shares will continue to be met or will remain unchanged. During stressed market conditions, the liquidity of Shares may be less than the liquidity of the securities in a Fund’s portfolio, which may be significantly less than the liquidity of other ETFs.

•No Assurance of Active Trading Market Risk. Although the Shares are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares. Further, market makers (other than lead market makers) have no obligation to make markets in the Shares and may discontinue doing so at any time without notice.

•Redeeming Risk. Shares generally may be redeemed only in Creation Units and only by Authorized Participants. All other persons or entities transacting in Shares must generally do so in the secondary market.

In addition to the principal risks discussed above, an investment in a Fund is also subject to the following risks:

Derivatives Risk. The value of a derivative instrument, such as an option or futures contract, depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset or market factor (collectively, “reference assets”). In addition to risks relating to the reference assets, the use of derivatives may

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include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the reference asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost.

Risks of Investing in Underlying ETFs. In addition to the risks associated with the underlying assets held by an ETF, investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its NAV; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) trading an ETF’s shares may be halted by the listing exchange; (4) a passively managed ETF may not track the performance of the reference asset; and (5) a passively managed ETF may hold troubled securities or other investments. Investments in ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests.

Sampling Risk. To the extent the Fund utilizes a representative sampling approach, the Fund will be subject to an increased risk of tracking error because the securities selected for the Fund in the aggregate may vary from the investment profile of the Underlying Index. Additionally, if using a representative sampling approach, the Fund will typically hold a smaller number of securities than the Underlying Index and, as a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index.

Disclosure of Portfolio Holdings. Each Fund’s portfolio holdings are disclosed on the Trust’s website (www.virtusetfs.com) daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

Virtus Investment Advisers, LLC (formerly known as Virtus Investment Advisers, Inc.) (“VIA” or the “Adviser”), located at One Financial Plaza, Hartford, Connecticut 06103, serves as the investment adviser to the Funds. VIA, an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business, acts as the investment adviser for over 60 mutual funds. VIA has acted as an investment adviser for over 80 years. As of December 31, 2024, VIA had approximately $44.3 billion in assets under management.

The Adviser is responsible for the oversight and management of all service providers to the Trust. The Adviser also assists with: (a) non-advisory operations of each Fund, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of the Funds’ prospectus and statement of additional information, (d) the preparation of reports to be filed with the SEC and other regulatory authorities, and (e) maintaining certain of the Fund’s records.

Adviser Compensation. The Adviser receives a monthly advisory fee (the “Advisory Fee”) from each Fund at the following annual rate of each Fund’s average daily net assets:

Fund	Annual Rate
Virtus Private Credit Strategy ETF	0.75%
Virtus Real Asset Income ETF	0.55%

The Advisory Fee is structured as a “unified fee.” Accordingly, in consideration of the fees paid with respect to each Fund, the Adviser has agreed to pay all of the ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Adviser’s fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund.

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Disclosure Regarding Approval of Advisory and Sub-Advisory Agreements. A discussion regarding the basis for the Board’s most recent approval of the investment advisory agreements for the Funds is available in the Fund’s most recent reports filed on form N-CSR for the fiscal period ended April 30, 2024. You may obtain a copy of a Fund’s annual and semi-annual reports and annual and semi-annual financial statements, without charge, upon request to the Fund.

MANAGER OF MANAGERS STRUCTURE

The SEC has granted exemptive relief that permits the Adviser, subject to certain conditions, to enter into new sub-advisory agreements with affiliated or unaffiliated sub-advisers on behalf of each Fund without shareholder approval. The exemptive relief also permits material amendments to existing sub-advisory agreements with affiliated or unaffiliated sub-advisers without shareholder approval. Under this structure, the Adviser has ultimate responsibility, subject to oversight by the Board, to oversee such sub-advisers and recommend to the Board their hiring, termination, and replacement. The structure does not permit investment advisory fees paid by a Fund to be increased without shareholder approval, or change the Adviser’s obligations under the investment advisory agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Fund.

PORTFOLIO MANAGERS

The following individuals serve as each Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and has served in such position since the inception of the Fund’s operations in February 2019:

•Matthew B. Brown, Portfolio Manager.

Matthew B. Brown serves as Portfolio Manager at the Adviser. Mr. Brown is also executive managing director and chief operating officer at Virtus ETF Solutions LLC (“VES”) since 2012. Before founding VES in 2012, he served as director of operations for Factor Advisors from 2010 to 2012. In 2009, Mr. Brown co-founded ETP Resources, a consulting and data services business that continues to grow and serve the ETF industry. From 2008 to 2009, he headed U.S. operations and served as chief compliance officer for U.K.-based issuer SPA/London & Capital. Mr. Brown earned a B.A. in Economics from Boston College.

•Seth Kadushin, Portfolio Manager.

Seth Kadushin serves as Portfolio Manager at the Adviser. Mr. Kadushin has also served as director of capital markets at VES since 2013. Prior to joining VES, Mr. Kadushin worked at Euromoney Institutional Investor, Plc where he developed large scale investment management programs focusing on Exchange Traded Instruments and Alternate Investment Strategies. From 2011 through 2012 Mr. Kadushin worked at Wedbush Securities as an Options Desk Strategist. Mr. Kadushin worked at RBS Securities as Head Program Trader from 2009 through 2011. Prior to 2009, Mr. Kadushin held senior level positions at Lehman Brothers and Bear Stearns (J.P. Morgan), where he was a member of the firm’s Cross Asset Policy Committee charged with instituting their equity trading division’s guidelines. Mr. Kadushin holds a BBA in Finance from Emory University. He achieved his Master’s in Business from Fordham University with a concentration in Information Systems.

Additional Information. Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares of each Fund is available in the Funds’ SAI.

BOARD OF TRUSTEES

Each Fund is a diversified series of the Trust, which is an open-end management investment company organized as a Delaware statutory trust on September 20, 2012. The Board supervises the operations of the Trust and each Fund according to applicable state and federal law, and is responsible for the overall management of the Fund’s business affairs.

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OPERATIONAL ADMINISTRATOR

Virtus ETF Solutions, LLC (the “Administrator”), located at 31 West 52nd Street, 16th Floor, New York, NY 10019, serves as each Fund’s operational administrator. The Administrator supervises the overall administration of the Trust and each Fund including, among other responsibilities, the coordination and day-to-day oversight of the Fund’s operations, the service providers’ communications with the Fund and each other, and assistance with Trust, Board and contractual matters related to the Fund and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust.

ACCOUNTING SERVICES ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

The Bank of New York Mellon (“BNY”), located at 240 Greenwich Street, New York, NY 10286, directly and through its subsidiary companies, provides necessary administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as each Fund’s accounting services administrator. BNY also serves as the custodian for the Fund’s assets, and serves as transfer agent and dividend paying agent for the Fund.

DISTRIBUTOR

VP Distributors, LLC (the “Distributor”), located at One Financial Plaza, Hartford, CT 06103, serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust and each Fund.

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, PA 19103, serves as legal counsel to the Trust and the Independent Trustees.

EXPENSES OF THE FUNDS

Each Fund pays all expenses not assumed by the Adviser. General Trust expenses that are allocated among and charged to the assets of a Fund and other series of the Trust are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of the Fund and other series of the Trust or the nature of the services performed and relative applicability to the Fund and other series of the Trust.

INVESTING IN THE FUNDS

DISTRIBUTION AND SERVICE PLAN

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by either Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of a Fund’s assets, and over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of each Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

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DETERMINATION OF NET ASSET VALUE

The NAV of the Shares of a Fund is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of Shares outstanding. Interest and investment income on the Fund’s assets accrue daily and are included in the Fund’s total assets. Expenses and fees (including investment advisory, management, administration and distribution fees, if any) accrue daily and are included in the Fund’s total liabilities. The NAV that is published is rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV is calculated to five decimal places.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures approved by, and under the direction of, the Board. In determining the value of a Fund’s assets, portfolio securities are generally valued at market using quotations from the primary market in which they are traded. Debt securities (other than short-term investments) are valued on the basis of broker quotes or valuations provided by a pricing service, which in determining value utilizes information regarding recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the NAV. Each Fund normally uses third party pricing services to obtain market quotations.

The Board has designated the Adviser to serve as its valuation designee, pursuant to Rule 2a-5 under the 1940 Act, to perform the fair value determinations relating to any or all Fund investments. Accordingly, securities and assets for which market quotations are not readily available or which cannot be accurately valued using a Fund’s normal pricing procedures are valued by the Adviser at fair value as determined in good faith under policies approved by the Board. Fair value pricing may be used, for example, in situations where (i) portfolio securities, such as securities with small capitalizations, are so thinly traded that there have been no transactions for that security over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to change the value of the portfolio security prior to a Fund’s NAV calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. Pursuant to policies adopted by the Board, the Adviser consults with BNY on a regular basis regarding the need for fair value pricing. Fair value pricing is intended to result in a calculation of the Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using a Fund’s normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. If the fair value price differs from the price that would have been determined using a Fund’s normal pricing procedures, you may receive more or less proceeds or Shares from redemptions or purchases of Shares, respectively, than you would have otherwise received if the portfolio security were priced using a Fund’s normal pricing procedures, which could result in the market prices for Shares deviating from NAV. The performance of a Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. The Board oversees the Adviser in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

To the extent the assets of a Fund are invested in other open-end investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund’s NAV is determined as of the close of regular trading on the Exchange, normally 4:00 p.m. Eastern time, on each day that the Exchange is open for business. Currently, the Exchange is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of Shares have tracked a Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year is available without charge on the Fund’s website.

FREQUENT TRADING

Unlike traditional mutual funds, Shares can only be purchased and redeemed directly from the Funds in Creation Units by Authorized Participants, and the vast majority of trading in the Shares occurs on the secondary market. Because secondary market trades do not involve the Funds directly, those trades are unlikely to cause many of the harmful effects of frequent purchases and redemptions of Shares, including dilution, disruption of portfolio management, increases in the Funds’ trading costs and the realization of capital gains. In addition, direct trading on a short-term basis by Authorized Participants is critical to ensuring that the Shares trade at or close to NAV. The Funds also impose transaction fees on purchases and redemptions of Creation Units by Authorized Participants, which are designed to offset the Funds’ transaction costs associated with issuing and redeeming Creation Units. Given this structure, the Board determined that it is not necessary to adopt policies and procedures with respect to frequent purchases and redemptions of Shares by Fund shareholders. The Funds reserve the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive or excessive trading in Creation Units. The Funds also reserve the right to reject any redemption order in accordance with applicable law.

The Board has instructed the officers of the Trust to review reports of purchases and redemptions of Creation Units on a regular basis to determine if there is any unusual trading in the Shares. The officers of the Trust will report to the Board any such unusual trading in Creation Units that is disruptive to the Funds. In such event, the Board may reconsider its decision not to adopt market timing policies and procedures.

DISTRIBUTIONS

Each Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, each Fund generally pays no federal income tax on the income and gains it distributes to shareholders. Each Fund expects to distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. Each Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

At the time you purchase your Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by a Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

FEDERAL INCOME TAXES

FUND DISTRIBUTIONS

Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-

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term capital gains no matter how long you have owned your Shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

Under 2017 legislation commonly known as the Tax Cuts and Jobs Act “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. A Fund may choose to pass through the special character of “qualified REIT dividends” to its shareholders, provided the shareholder meets certain holding period requirements with respect to their shares.

SALE OF FUND SHARES

A sale of Shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

TAX TREATMENT OF FUND SHAREHOLDERS

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Fund distributions and gains from the sale of your Shares generally are subject to state and local taxes.

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends paid by a Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the Internal Revenue Service (“IRS”), which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). Information about a shareholder in a Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

WITHHOLDING

By law, if you do not provide your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. Withholding is also imposed if the IRS requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

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CREATION UNITS

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant’s aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming such Creation Units are held as a capital asset.

If a Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

This discussion of “Federal Income Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Fund. For additional information, see the “Taxation” section of the Statement of Additional Information.

DISCLAIMERS

“Indxx” is a service mark of Indxx and has been licensed for use for certain purposes by the Adviser. The Funds are not sponsored, endorsed, sold or promoted by Indxx. Indxx makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. Indxx has no obligation to take the needs of the Adviser or the shareholders of the Funds into consideration in determining, composing or calculating the Underlying Indices. Indxx is not responsible for and has not participated in the determination of the timing, amount or pricing of the Shares to be issued or in the determination or calculation of the equation by which the Shares are to be converted into cash. Indxx has no obligation or liability in connection with the administration, marketing or trading of the Funds.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indices or any data included therein, and the Adviser shall not have any liability for any errors, omissions or interruptions therein. The Adviser does not make any warranty, express or implied, as to results to be obtained by a Fund, owners of the Shares of a Fund or any other person or entity from the use of an Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indices or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of an Underlying Index, even if notified of the possibility of such damages.

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FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains a website for the Funds at www.virtusetfs.com. The website for the Funds contains the following information, on a per-Share basis, for each Fund: (i) the prior Business Day’s NAV and market price; (ii) the 30-day median bid-ask spread; (iii) the reported midpoint of the bid-ask spread at the time of NAV calculation (the “Bid-Ask Price”); (iv) a calculation of the premium or discount of the Bid-Ask Price against such NAV; and (v) data in chart format displaying the frequency distribution of discounts and premiums of the Bid-Ask Price against the NAV, within appropriate ranges, for each of the four previous calendar quarters (or for the life of the Fund if, shorter). In addition, on each Business Day, before the commencement of trading in Shares on the Exchange, the Trust discloses on each Fund’s website the identities and quantities of the portfolio securities and other assets held by the Fund that will form the basis for the calculation of NAV at the end of the Business Day.

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the SAI.

OTHER INFORMATION

The Funds are not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of each Fund to achieve its objective. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds.

For purposes of the 1940 Act, each Fund is a registered investment company, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by SEC rule or an exemptive order that permits registered investment companies to invest in the Funds beyond those limitations.

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FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand the Funds’ financial performance for the period of the Funds’ operations. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each of the fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, which is included with the Funds’ financial statements, are included in the Funds’ Form N-CSR filed with the SEC, which is available upon request, at no charge, by calling the Funds at (888) 383-0553.

	Virtus Private Credit Strategy ETF
	For the Year Ended October 31, 2024		For the Year Ended October 31, 2023		For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$20.46		$20.70		$25.99	$17.37	$24.72
Investment operations:
Net investment income(1)	2.52		2.51		2.13	1.71	1.89
Net realized and unrealized gain (loss)	1.43		(0.30)		(5.33)	8.62	(7.20)
Total from investment operations	3.95		2.21		(3.20)	10.33	(5.31)

Less Distributions from:
Net investment income	(2.33)		(2.45)		(2.09)	(1.71)	(2.04)
Total distributions	(2.33)		(2.45)		(2.09)	(1.71)	(2.04)
Net Asset Value, End of year	$22.08		$20.46		$20.70	$25.99	$17.37
Net Asset Value Total Return(2)	19.85%		11.22%		(12.75)%	61.32%	(21.70)%
Net assets, end of year (000’s omitted)	$51,897		$26,594		$21,735	$31,189	$19,109

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.75	%(3)	0.75	%(3)	0.75%	0.75%	0.75	%(4)
Net investment income	11.26	%(3)	11.85	%(3)	8.97%	7.27%	8.59%
Portfolio turnover rate(5)	29%		40%		27%	34%	24%

(1) Based on average shares outstanding.

(2) Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

(3) The fund indirectly bears its proportionate shares of expenses and net investment income of any underlying funds in which the Fund invests. Such expenses and income are not included in the calculation of this ratio.

(4) The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

(5) Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

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	Virtus Real Asset Income ETF
	For the Year Ended October 31, 2024	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$21.65	$23.29		$26.84	$18.67	$24.72
Investment operations:
Net investment income(1)	1.13	0.73		0.93	0.57	0.64
Net realized and unrealized gain (loss)	2.47	(1.17	)(2)	(3.61)	8.66	(5.95)
Total from investment operations	3.60	(0.44)		(2.68)	9.23	(5.31)

Less Distributions from:
Net investment income	(1.36)	(1.20)		(0.87)	(1.06)	(0.74)
Total distributions	(1.36)	(1.20)		(0.87)	(1.06)	(0.74)
Net Asset Value, End of year	$23.89	$21.65		$23.29	$26.84	$18.67
Net Asset Value Total Return(3)	16.89%	(2.15)%		(10.25)%	50.16%	(21.53)%
Net assets, end of year (000’s omitted)	$15,531	$17,320		$45,420	$139,583	$100,810

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.55%	0.55%		0.55%	0.55%	0.55	%(4)
Net investment income	4.80%	3.06%		3.52%	2.30%	2.93%
Portfolio turnover rate(5)	67%	88%		70%	66%	91%

(1) Based on average shares outstanding.

(2) The per share amount of realized and unrealized gain (loss) on investments does not accord with the amounts reported in the Statements of Changes in Net Assets due to the timing of creation of Fund shares in relation to fluctuating market values.

(3) Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

(4) The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

(5) Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

ADDITIONAL INFORMATION

If you would like more information about the Trust, the Funds and the Shares, the following documents are available free upon request:

Annual and Semi-Annual Reports; Form-N-CSR Filed with the SEC

Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports and in Form N-CSR filed with the SEC. You will find in each Fund’s annual report a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the prior fiscal year. In Form N-CSR, you will find each Fund’s annual and semi-annual financial statements.

Statement of Additional Information

Additional information about a Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

To receive a free copy of the Funds’ SAI, annual and semi-annual reports, financial statements or other information about a Fund, or to make inquiries about the Fund, please call the Fund toll-free at (888) 383-0553. You can also access and download the SAI and the most recent annual and semi-annual reports and financial statements without charge at the Trust’s website at www.virtusetfs.com or by written request to the Trust at the address below.

To obtain other information and for shareholder inquiries:

By telephone:	(888) 383-0553

By mail:	ETFis Series Trust I 31 West 52nd Street, 16th Floor New York, NY 10019

On the Internet:	SEC Edgar database: http://www.sec.gov; or www.virtusetfs.com

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Fund. You may also request that householding be eliminated from all your required mailings.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or its Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, may be generally required to deliver a Prospectus. This is in addition to any obligation dealers have to deliver a Prospectus when acting as underwriters.

ETFis Series Trust I: Investment Company Act file number 811-22819

STATEMENT OF ADDITIONAL INFORMATION

VIRTUS PRIVATE CREDIT STRATEGY ETF

TICKER: VPC

EXCHANGE: NYSE Arca, Inc.

VIRTUS REAL ASSET INCOME ETF

TICKER: VRAI

EXCHANGE: NYSE Arca, Inc.

February 28, 2025

each a series of

ETFis Series Trust I

31 West 52nd Street, 16th Floor

New York, NY 10019

Telephone: (888) 383-0553

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the prospectus (“Prospectus”) for the Virtus Private Credit Strategy ETF (Ticker: VPC) and the Virtus Real Asset Income ETF (Ticker: VRAI) (each, a “Fund” and together, the “Funds”), each a series of ETFis Series Trust I (the “Trust”), dated the same date as this SAI, which incorporates this SAI by reference in its entirety. Because this SAI is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Prospectus for the Funds may be obtained at no charge by writing or calling the Funds at the address or phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus. No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus, and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust. The SAI does not constitute an offer to sell securities.

The Fund’s financial statements are incorporated herein by reference to the Fund’s most recent Form N-CSR  for the fiscal year ended October 31, 2024, and are hereby deemed to be part of this SAI. You may obtain a copy of the Fund’s financial statements and Form N-CSR at no charge by request to the Fund at the address or phone number noted below. A copy of the Prospectus for the Fund may be obtained, without charge, by calling (888) 383-0553 or visiting www.virtusetfs.com, or writing to the Trust, c/o VP Distributors, LLC, One Financial Plaza, Hartford, CT 06103.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Delaware statutory trust on September 20, 2012 and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust currently consists of 10 investment portfolios: InfraCap MLP ETF (Ticker: AMZA); InfraCap REIT Preferred ETF (Ticker: PFFR); Virtus InfraCap U.S. Preferred Stock ETF (Ticker: PFFA); Virtus LifeSci Biotech Clinical Trials ETF (Ticker: BBC); Virtus LifeSci Biotech Products ETF (Ticker: BBP); Virtus Newfleet Multi-Sector Bond ETF (Ticker: NFLT); Virtus Private Credit Strategy ETF (Ticker: VPC); Virtus Real Asset Income ETF (Ticker: VRAI); Virtus Reaves Utilities ETF (Ticker: UTES); and Virtus WMC International Dividend ETF (Ticker: VWID). Other portfolios may be added to the Trust in the future. Each Fund is classified as a diversified management investment company under the 1940 Act. The shares of the Fund are referred to herein as “Fund Shares” or “Shares.” The offering of Shares is registered under the Securities Act of 1933 (the “Securities Act”).

Each Fund’s investment adviser is Virtus Investment Advisers, LLC (the “Adviser”). The Adviser has acted as an investment adviser for over 80 years.

Each Fund offers and issues Shares at net asset value (the “NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”), generally in exchange for cash or a basket of securities included in the Fund’s portfolio (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares are generally redeemable only in Creation Units and, generally, in exchange for cash or Deposit Securities and a Cash Component. Creation Units are aggregations of Shares and are available only to certain large institutions, referred to as “Authorized Participants”, that enter into agreements with VP Distributors, LLC (the “Distributor”). In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit.

FUND NAME AND INVESTMENT POLICY. Each Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, (i) the Virtus Private Credit Strategy ETF has adopted a policy that it will, under normal market conditions, the Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S.-listed business development companies and closed-end funds that employ private credit strategies by investing a majority of their assets in private credit instruments, and (ii) the Virtus Real Asset Income ETF has adopted a policy that it will, under normal market conditions, invest at least 80% of its assets in securities of Real Asset companies, as such companies are described in the Fund’s prospectus (each, a “Names Rule Policy”). For each Fund’s Names Rule Policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket of the Names Rule Policy if they have economic characteristics similar to the other investments included in the basket. To the extent sufficient information is reasonably available, the Fund will also consider the holdings of any ETF and other U.S. registered investment companies in which it invests when determining compliance with the Fund’s Names Rule Policy. Each Fund’s Names Rule Policy is not a “fundamental” policy, which means that it may be changed without a vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. However, under Rule 35d-1, shareholders must be given notice at least 60 days prior to any change by a Fund of its Names Rule Policy.

EXCHANGE LISTING AND TRADING

Fund Shares trade on the NYSE Arca, Inc. (the “Exchange”) at market prices that may be below, at or above NAV. There can be no assurance that the requirements of the Exchange necessary for the Funds to maintain the listing of its Shares will continue to be met. The Exchange will consider the suspension of trading and delisting of the Shares of a Fund if (i) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act, (ii) following the initial 12-month period after the commencement of trading of Fund Shares, there are fewer than 50 beneficial holders of Shares of the Fund; (iii) any other applicable listing requirements set forth in the Exchange’s listing rules are not continuously maintained, or (iv) any other event occurs or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels. The Trust reserves the right to adjust the price levels of the Shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds.

OTHER INVESTMENT POLICIES

The following policies supplement each Fund’s investment objective and policies as described in the Prospectus for the Funds. Unless a Fund’s Prospectus or this SAI states that a percentage limitation or fundamental or non-fundamental restriction applies on an ongoing basis, it applies only at the time a Fund makes an investment.

GENERAL INVESTMENT RISKS. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund’s investment program will be successful. Investors should carefully review the descriptions of the Fund’s investments and its risks in this SAI and the Prospectus.

BORROWING. The Fund may, subject to the restrictions of the 1940 Act, borrow money from banks for investment purposes or as a temporary measure. For example, the Fund may borrow money to meet redemption requests or for extraordinary or emergency purposes. In the event the Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets. The 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) provided that, immediately after any such borrowing, there is an asset coverage of at least 300% for all such borrowings, and provided further that, in the event that the Fund’s asset coverage at any time falls below 300%, the Fund reduces its existing borrowings (within three days, excluding Sundays and holidays) to the extent necessary to comply with the foregoing limitation.

CONVERTIBLE SECURITIES. The Fund may invest directly or indirectly in securities convertible into common stock if, for example, the Adviser believes that a company’s convertible securities are undervalued in the market. Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks and warrants. Convertible securities are subject to risks associated with the performance of the company underlying the securities, as well as the underlying instruments. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

DERIVATIVE INSTRUMENTS. A derivative is a financial instrument whose value is dependent upon the value of other assets, rates or indices. The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in derivative instruments (including futures and options on such futures) imposed by the provisions of the 1940 Act and the rules thereunder. Additionally, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”), with respect to the Fund. Therefore, the Adviser is not subject to regulation or registration as a commodity pool operator under the CEA.

Legal and regulatory changes may substantially affect over-the-counter (“OTC”) derivatives markets, and such changes may impact the Fund’s use of such instruments. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010 (the “Dodd-Frank Act”) provides for the regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from a fund with respect to such derivatives. Specifically, these regulations require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with a fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps have been adopted and are being phased-in over time.

Options. An option is a contract that gives the purchaser the option, in return for the premium paid, the right, but not the obligation, to buy from or sell to the writer of the option at the exercise price during the term of the option or on a specific date, the security, currency, or other instrument underlying the option. The Fund may write call and put options on securities, ETFs or security indexes to seek income or may purchase or write put or call options for hedging purposes. Options may either be listed on an exchange or traded in over-the-counter markets.

Although not required to do so, the Fund will typically write a call option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, a covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying asset above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying asset decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver (if not cash settled) the underlying asset at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying asset, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position.

Futures Contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade that have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”). No purchase price is paid or received when the contract is entered into. Instead, the Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures commission merchant (“FCM”) an amount of cash, U.S. government securities, suitable money market instruments or liquid, high-grade fixed income securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the FCM will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the FCM will pay the excess to the Fund. These subsequent payments, called “variation margin,” to and from the FCM, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as “marking to market.” When the futures contract is closed out, if the Fund has a loss equal to or greater than the margin amount, then the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, then the full margin amount and the amount of the gain are paid to the Fund and the FCM pays the Fund any excess gain over the margin amount.

There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

The Fund will incur brokerage fees when it purchases and sell futures contracts, and margin deposits must be maintained at all times when a futures contract is outstanding. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the futures contract.

While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying asset whenever it appears economically advantageous for the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract. If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect the Fund’s current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs, and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in an index future, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for the securities on which the future is based. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Risks of Purchase and Sale of Futures Contracts. Futures can be volatile instruments and involve certain risks. If the Adviser applies a hedge in the Fund’s portfolio at an inappropriate time or judges market movements incorrectly, futures strategies may lower the Fund’s return. The Fund could also experience losses if the prices of its futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid market.

In general, the Fund will not purchase or sell futures contracts unless either (i) the futures contracts are purchased for “bona fide hedging” purposes (as defined under the CFTC regulations); or (ii) if purchased for other purposes, (A) the sum of the amounts of initial margin deposits and premiums required to establish such positions on the Fund’s existing futures would not exceed 5% of the liquidation value of the Fund’s portfolio or (B) the aggregate net notional value of commodity futures, commodity options contracts, or swaps positions determined at the time the most recent position was established does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into.

EQUITY SECURITIES.

Direct and Indirect Common Stock. The Fund may invest in equity securities, both directly and indirectly through investments in shares of ETFs and other investment companies, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of securities and instruments described in this SAI and in the Prospectus. The equity portion of the Fund’s portfolio may include common stocks traded on domestic or foreign securities exchanges or on the over-the-counter market. In addition to common stocks, the equity portion of the Fund’s portfolio may also include preferred stocks, convertible preferred stocks, convertible bonds and other equity securities. Prices of equity securities in which the Fund may invest may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

Exchange-Traded Products (“ETPs”). The Fund may invest in exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”) and other ETPs. The shares of an ETF may be assembled in a block (e.g., 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days. ETPs other than ETFs are issued in shares or units, and trade on exchanges like ETFs.

There is a risk that the underlying ETPs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETPs, such as the trustees or sponsors, to close or otherwise fail to perform their obligations to the ETPs. Also, because the ETPs in which the Fund invests may be granted licenses by agreement to use various indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETPs may terminate if such license agreements are terminated. In addition, an ETP may terminate if its net assets fall below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETP, it will be able to invest instead in shares of an alternate ETP with a similar strategy, there is no guarantee that shares of an alternate ETP would be available for investment at that time.

Investments in ETPs involve certain inherent risks generally associated with investments in conventional registered investment companies (e.g., mutual funds) that hold a portfolio of securities including, without limitation: (1) risks that the general level of security prices for the ETP’s investment strategy may decline, thereby adversely affecting the value of each share or unit of the ETP; (2) an index-based ETP may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETP and the index with respect to the weighting of securities or number of stocks held; and (3) an index-based ETP may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based.

In addition, ETPs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETP’s shares may trade at a discount to its NAV; (2) an active trading market for an ETP’s shares may not develop or be maintained; (3) trading of an ETP’s shares may be halted if the listing exchange deems such action appropriate; and (4) ETP shares may be delisted from the exchange on which they trade, or activation of “circuit breakers” (which are tied to large decreases in stock prices) may halt trading temporarily. ETPs are also subject to the risks of the underlying securities or sectors in which the ETP is designed to track or invest.

Investments in Companies with Business Related to Commodities. The Fund may, from time to time, invest in securities of companies whose business is related to commodities, or in registered investment companies or other companies that invest directly or indirectly in commodities. For example, the Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies or publicly or privately traded companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can make sharp movement, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in commodities markets generally.

Money Market Funds. In order to maintain sufficient liquidity, for cash management purposes, or to implement investment strategies, the Fund may invest a portion of its assets in shares of one or more money market funds. Generally, money market funds are registered investment companies that seek to earn income consistent with the preservation of capital and maintenance of liquidity by investing primarily in high quality money market instruments, including, without limitation, U.S. government obligations, bank obligations and high-grade corporate instruments. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Company or any other governmental agency, entity or person. While investor losses in money market funds have been rare, they are possible. In addition, the Fund will incur additional indirect expenses to the extent it invests in shares of money market funds due to acquired fund fees and other costs.

Other Investment Companies. Under the 1940 Act, the Fund may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”). Accordingly, the Fund is subject to the 3% Limitation unless (i) permitted by SEC rule to exceed the 3% Limitation; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such SEC rule. To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent the Fund from allocating its investments in the manner that the Adviser considers optimal, or cause the Adviser to select a similar basket of stocks (pre-selected groups of securities related by index or sector made available through certain brokers at a discount brokerage rate) or a similar index-based mutual fund or other investment company as an alternative. The Fund’s investments in other investment companies will be subject to the same 3% Limitation described above.

Preferred Stock. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including, without limitation, dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Preferred stocks may include the obligation to pay a stated dividend. The price of preferred stocks could depend more on the size of the dividend than on the company’s performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect the price of preferred stock.

Real Estate Securities. The Fund will not invest directly in real estate, but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests issued in real estate investment trusts (“REITs”). REITs are generally publicly traded on national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including, without limitation, risks related to changes in interest rates, possible declines in the value of and demand for real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a given market and environmental problems.

The Fund may invest in global real estate companies outside the U.S. These companies include, but are not limited to, companies with similar characteristics to a REIT structure, in which revenue consists primarily of rent derived from owned, income producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

Mortgage REITs. Mortgage REITs lend money to developers and owners of properties and invest primarily in mortgages and similar real estate interests. Mortgage REITs receive interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend funds. Credit risk is the risk that the borrower will not be able to make interest and principal payments on the loan to the REIT when they are due. Mortgage REITs also are subject to the risk that the value of mortgaged properties may be less than the amounts owed on the properties. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT.

Mortgage REITs are subject to significant interest rate risk. During periods when interest rates are declining, mortgages are often refinanced or prepaid. Refinancing or prepayment of mortgages may reduce the yield of mortgage REITs. When interest rates decline, however, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In addition, rising interest rates generally increase the costs of obtaining financing, which could cause the value of a mortgage REIT’s investments to decline. A REIT’s investment in adjustable rate obligations may react differently to interest rate changes than an investment in fixed rate obligations. As interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Mortgage REITs typically use leverage (and in many cases, may be highly leveraged), which increases investment risk and could adversely affect a REIT’s operations and market value in periods of rising interest rates, increased interest rate volatility, downturns in the economy and reductions in the availability of financing or deterioration in the conditions of the REIT’s mortgage-related assets.

Equity REITs. Certain REITs may make direct investments in real estate. These REITs are often referred to as “Equity REITs.” Equity REITs invest primarily in real properties and earn rental income from leasing those properties. Equity REITs may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. A decline in rental income may occur because of extended vacancies, limitations on rents, the failure to collect rents, increased competition from other properties or poor management. Equity REITs also can be affected by rising interest rates. Rising interest rates may cause investors to demand a high annual yield from future distributions that, in turn, could decrease the market prices for such REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Because many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the Fund invests to decline.

Warrants and Rights. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. The holders of warrants and rights have no voting rights, and receive no dividends, with respect to the equity interests underlying warrants or rights, and will have no rights with respect to the assets of the issuer, until the warrant or right is exercised. Investments in warrants and rights involve certain risks, including, without limitation, the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

FOREIGN SECURITIES. The Fund may invest directly or indirectly in foreign equity securities traded on U.S. exchanges, in over-the-counter markets or in the form of depositary receipts described below. The Fund may also invest in foreign currency and foreign currency-denominated securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards, including recordkeeping standards, comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. Some foreign countries impose conditions and restrictions on foreigners’ ownership of interests in local issuers, including restricting ownership to certain classes of investment in an issuer, which may reduce potential investment returns and impair disposition of those investments. Additional costs associated with an investment in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries because of inconsistent legal interpretations or less defined legal and regulatory provisions or because of corruption or influence on local courts.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars or other governmental intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises and securities issued or guaranteed by foreign governments, their agencies, instrumentalities or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments. From time to time, certain companies in which the Fund invests may operate (a) in, or have dealings with, countries subject to sanctions, embargoes or other government actions imposed by the U.S. Government or the United Nations and/or (b) in countries the U.S. Government has identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance or the Fund’s ability to invest or hold securities of such companies. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. Government identifies as state sponsors of terrorism or subjects to sanction, which could also negatively affect the company’s performance. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects.

Depositary Receipts. ADRs provide a method whereby the Fund may invest in securities issued by companies whose principal business activities are outside the United States. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that participates in a sponsored program. Generally, ADRs are designed for use in the U.S. securities markets, and are denominated in U.S. dollars, while the underlying securities of the ADRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the ADR and, therefore, the value of the Fund’s portfolio, either positively or negatively (i.e., foreign currency risk). In addition to foreign currency risk, ADRs present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include political, economic or legal developments in the company’s home country (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), withholding taxes on dividend or interest payments or capital transactions or other restrictions. In addition, although the ADRs in which the Fund invests are listed on major U.S. exchanges, there can be no assurance that a market for these securities will be made or maintained or that any such market will be or remain liquid. If that happens, the Fund may have difficulty selling securities, or selling them quickly and efficiently at the prices at which they have been valued.

The Fund may also invest in GDRs and European Depositary Receipts (“EDRs”). GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin American to offer shares in many markets around the world. EDRs are similar to ADRs and GDRs, except they are typically issued by European banks or trust companies, denominated in foreign currencies and designed for use outside the U.S. securities markets.

Emerging Market Securities. An “emerging market” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Investing in emerging markets involves greater risks and uncertainties than in more established markets, such as exposure to potentially unstable governments, the risk of nationalization of business, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights. In addition, the securities markets of emerging market countries (and participants in those markets) are typically subject to less government supervision and regulation, and possible arbitrary and unpredictable enforcement of securities regulations and other laws, as well as differences in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers and difficulty in obtaining and/or enforcing a judgement in a court outside of the United States. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. The securities markets in emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States and other developed countries. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. A limited number of issuers in emerging markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in these countries may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. The inability of the Fund to dispose fully and promptly of positions in declining markets would cause the Fund’s NAV to decline as the values of the unsold positions are marked to lower prices. In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Foreign Currency Transactions. Investments in foreign securities involve currency risk. The Fund may engage in various transactions to hedge currency risk, but is not required to do so. The instruments the Fund may use for this purpose include forward foreign currency contracts, foreign currency futures contracts and options on foreign currencies.

A forward foreign currency contract is an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price established at the time of the contract. These contracts are entered into directly between currency traders and their customers. The Fund may use these contracts to purchase or sell a foreign currency for the purpose of locking in the U.S. dollar price of foreign securities the Fund has agreed to purchase or the amount in U.S. dollars that the Fund will receive when it has sold foreign securities.

Currency futures contracts are similar to forward currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. The Fund may purchase or sell foreign currency futures contracts to protect against fluctuations in the U.S. dollar values of foreign securities. For example, the Fund may sell a futures contract on a foreign currency when it holds securities denominated in that currency and it anticipates a decline in the value of that currency relative to the U.S. dollar. If such a decline were to occur, the resulting adverse effect on the value of the foreign-denominated securities may be offset, in whole or in part, by gains on the futures contract.

A currency option is the right - but not the obligation - to buy (in the case of a call) or sell (in the case of a put) a set amount of one currency for another at a predetermined time in the future. The two parties to a currency option contract are the option buyer and the option seller/writer. The option buyer may, for an agreed upon price, purchase from the option writer a commitment that the option writer will sell (or purchase) a specified amount of a foreign currency upon demand. The option extends only until the stated expiration date. The rate at which one currency can be purchased or sold is one of the terms of the option and is called the strike price. The total description of a currency option includes the underlying currencies, the contract size, the expiration date, the strike price and whether the option is an option to purchase the underlying currency (a call) or an option to sell the underlying currency (a put). There are three types of option expirations, American-style, European-style and Bermuda-style. American-style options can be exercised on any business day prior to the expiration date. European-style options can be exercised at expiration only. Bermuda-style options can be exercised at the date of expiration, and on certain specified dates that occur between the purchase date and the date of expiration.

The use of foreign currency transactions involves risks, including the risk of imperfect correlation between movements in futures or options prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency transactions also depends on the ability of the Adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the Adviser’s judgment will be accurate. The use of foreign currency transactions also exposes the Fund to the general risks of investing in futures and options contracts, including: the risk of an illiquid market and the risk of adverse regulatory actions. Any of these factors may cause the Fund to lose money on its foreign currency transactions.

FIXED INCOME SECURITIES.

Asset-Backed Securities. The Fund may invest in asset-backed securities backed by loans such as automobile loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically asset-backed securities represent undivided fractional interests in a trust whose assets consist of a pool of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders and are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution. In some cases asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to risks of prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset backed securities. The Fund may invest in other asset backed securities (e.g., equipment trust certificates), including those that may be developed in the future.

Collateralized Debt Obligations (“CDOs”). The Fund may invest in CDOs. A CDO is a security backed by a pool of bonds, loans and other debt obligations. CDOs are not limited to investing in one type of debt and accordingly, a CDO may own corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, commercial mortgage-backed securities, and emerging market debt. The CDO’s securities are typically divided into several classes, or bond tranches, that have differing levels of investment grade or credit tolerances. Most CDO issues are structured in a way that enables the senior bond classes and mezzanine classes to receive investment-grade credit ratings. Credit risk is shifted to the most junior class of securities. If any defaults occur in the assets backing a CDO, the senior bond classes are first in line to receive principal and interest payments, followed by the mezzanine classes and finally by the lowest rated (or non-rated) class, which is known as the equity tranche. In the past, prices of CDO tranches have declined considerably. The drop in prices were initially triggered by the subprime mortgage crisis. Subprime mortgages make up a significant portion of the mortgage securities that collateralize many CDOs. As floating interest rates and mortgage default rates increased, the rating agencies that had rated the mortgage securities and CDO transactions backed by such mortgages realized their default assumptions were too low and began to downgrade the credit rating of these transactions. There can be no assurance that additional losses of equal or greater magnitude will not occur in the future.

Collateralized Loan Obligations (“CLOs”). CLOs are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests. Some CLOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CLOs are privately offered and sold (that is, they are not registered under the securities laws) and may be characterized by the Fund as illiquid investments; however, an active dealer market may exist for CLOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CLOs carry additional risks, including, without limitation, the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in CLOs that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

Collateralized Mortgage Obligations (“CMOs”). CMOs are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMO’s collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including, without limitation, prepayments) monthly, quarterly, or semi-annually. The prices and yields of CMOs are determined, in part, by assumptions about cash flows from the rate of payments of the underlying mortgage. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. These prepayment risks can make the prices of CMOs very volatile when interest rates change. That volatility will affect the Fund’s share price. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in classes of CMOs only if their characteristics and interest rate sensitivity fit the investment objective and policies of the Fund.

Corporate and Municipal Debt Securities. Corporate and municipal debt securities purchased by the Fund may be of any credit quality, maturity or yield. Accordingly, the Fund’s debt securities may include “investment grade” securities (those rated at least Baa by Moody’s Investors Services, Inc. (“Moody’s”), BBB by S&P Global Ratings (“S&P”) or Fitch, Inc. (“Fitch”) or, if not rated, deemed to be of equivalent quality in the Adviser’s opinion). In addition, the Fund’s debt securities may include lower-rated debt securities including, without limitation, “junk” bonds whose ratings are below investment grade. Debt securities rated Baa by Moody’s or BBB by S&P or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal. Debt securities rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal and greater market fluctuations than higher-rated debt securities. Lower-rated debt securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated debt securities, and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Fund’s net asset value. These risks can reduce the value of the Fund’s shares and the income it earns. Descriptions of the quality ratings of Moody’s, S&P and Fitch are included as Appendix A to this SAI. While the Adviser utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

Credit Default Swaps. The Fund may invest in credit default swaps (“CDSs”) (including, without limitation, contracts on individual securities and index credit default swaps, which are contracts on baskets or indices of securities). The economic return of CDSs depends upon the performance of the reference obligations and/or the reference entities. Exposure to the credit risk of such types of assets through the purchase of CDSs presents risks in addition to those resulting from direct purchases of such types of assets as the related reference obligations. For instance, an active market may not exist for any of the CDSs in which the Fund invests. As a result, the Fund’s ability to maximize returns or minimize losses on such CDSs may be impaired. In addition, the Fund will usually have a contractual relationship only with the counterparty offering the CDS and not the reference obligors on the reference obligations. As a result, the Fund generally will have no right directly to enforce compliance by the reference obligors with the terms of the reference obligations, no rights of set-off against the reference obligors, or any voting or other rights of ownership with respect to the reference obligations. The Fund will not directly benefit from any collateral supporting such reference obligations and will not have the benefit of the remedies that would normally be available to a holder of such reference obligations. Even if, in the case of physically settled CDSs, the Fund obtains such rights upon delivery of the defaulted reference obligations, the Fund’s ability to “work-out” effectively the defaulted reference obligations may be significantly diminished.

CDSs also expose the Fund to counterparty risk. In the event of the insolvency of the counterparty, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the reference obligations. Consequently, the Fund will be subject to credit risk with respect to defaults by such counterparty as well as by the reference obligors.

When the Fund enters into a short unfunded CDS, upon the occurrence of a credit event, the Fund has an obligation to either deliver the defaulted reference obligation or an equivalent cash payment. Similarly, when the Fund enters into a long unfunded CDS, upon the occurrence of a credit event, the Fund has an obligation to deliver a cash payment related to such credit event. To the extent the Fund lacks adequate funds to satisfy these delivery requirements, the Fund will be required to liquidate other Fund investments in a manner which may be inconsistent with its original investment intent and the Fund’s return may be adversely affected.

To the extent a CDS requires the Fund to settle physically the defaulted reference obligation, the Fund may be adversely affected by the purchase price of the defaulted reference obligation. Similarly, CDS cash settlement mechanics may not accurately reflect the related credit loss and may be subject to the discretion of the party performing the calculation. In addition, there can be losses under a CDS without a related default with respect to the referenced obligation. This occurs when the definition of a credit event in the CDS contains events that are not truly credit related and is called credit basis risk. Also, the size of the structured notes underlying a funded CDS in relation to the size of the reference obligation affects the severity of the losses. In general, as the size of the structured notes decreases in relation to the size of the reference obligation, the Fund’s exposure to credit risk with respect to the CDS increases.

Other risks of CDSs include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, and the need to fund the delivery obligation (either cash or the defaulted bonds, depending on whether the Fund enters into a long or short swap, respectively). The Fund’s position in CDSs is also subject to liquidity risk, market risk, structural risk, legal risk, and interest rate risk. The Fund may also invest in certificates which represent an undivided interest in a pool of high yield fixed income securities (“Underlying Securities”). Such securities pay principal and interest to the extent the Underlying Securities pay principal and interest. The Fund may, subject to certain restrictions, optionally redeem its certificates for the related pro rata interest in the Underlying Securities.

Exposure to the credit risk of such types of assets through the purchase of such certificates presents risks in addition to those resulting from direct purchases of the Underlying Securities. Until the Fund redeems its certificates, the Fund will not have a direct contractual relationship with the issuers of the Underlying Securities and will not have a right directly to enforce compliance by such issuers with the terms of the Underlying Securities, a right of set-off against such issuers, or any direct rights of ownership with respect to the Underlying Securities. The Fund’s ability to exercise voting rights with respect to the Underlying Securities may also be limited until it redeems its certificates. The Fund’s yield on such securities is dependent upon a number of factors, including, without limitation, the purchase price of such securities and the occurrence of any early or mandatory redemption with respect thereto. The Fund’s investments in such certificates are also subject to prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk, and interest rate risk.”

Debentures. A debenture is a long-term, unsecured, debt instrument backed only by the integrity of the borrower, not by collateral, and documented by an indenture. Governments often issue debentures, in part because they generally cannot guarantee debt with assets (government assets are public property). The primary risk with this type of investment is that the issuer will default or go into bankruptcy. As an unsecured creditor, in the event of default or bankruptcy, the holder of a debenture does not have a claim against any specific asset(s) of the issuing firm, so the investor will only be paid from the issuer’s assets after the secured creditors have been paid. The Fund may invest in all types of debentures, including, without limitation, corporate and government debentures.

Demand Notes. Variable and Floating Rate Demand Notes are notes that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Variable rate demand notes have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days’ notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate. These formulas are designed to result in a market value for the Variable Rate Demand Note or Floating Rate Demand Note that approximates its par value. Variable and Floating Rate Demand Notes are subject to interest rate risks.

Equipment Trust Certificates. The Fund may invest in equipment trust certificates which are a type of asset-backed security that represents undivided fractional interests in a trust whose assets consist of a pool of equipment retail installment contracts or leased equipment. The debt issue is secured by the equipment or physical assets, as the title for the equipment is held in trust for the holders of the issue. Equipment trust certificates are subject to the risk that the lessee or payee defaults on its payments, and risks related to potential declines in the value of the equipment that serves as collateral for the issue.

Inverse Floaters. Inverse floaters are municipal obligations on which the interest rates typically fall as market rates increase and increase as market rates fall. Changes in market interest rates or the floating rate of the security inversely affect the residual interest rate of an inverse floater. As a result, the price of an inverse floater will be considerably more volatile than that of a fixed-rate obligation when interest rates change. Inverse floaters are a form of derivative investment. Certain derivatives can be used to increase or decrease the Fund’s exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund if the Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

Mortgage-Backed Securities. Mortgage-backed securities may or may not be issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Mortgage-backed securities are interests in pools of residential or commercial mortgage loans, including, without limitation, mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by private entities or various governmental and government-related entities. The value of some mortgage-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt securities investments, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Prepayment risk is a major risk of mortgage-backed securities.

Mortgage Pass-Through Certificates. Obligations of Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), and Federal Home Loan Mortgage Corporation (“FHLMC”) include direct pass through certificates representing undivided ownership interests in pools of mortgages. The Fund may invest in such certificates, which are guaranteed as to payment of principal and interest (but not as to price and yield) by the issuer. For securities issued by GNMA, the payment of principal and interest is backed by the full faith and credit of the U.S. government. Mortgage pass-through certificates issued by FNMA or FHLMC are guaranteed as to payment of principal and interest by the credit of the issuing U.S. government agency. Securities issued by other non-governmental entities (such as commercial banks or mortgage bankers) may offer credit enhancement such as guarantees, insurance, or letters of credit. Mortgage pass-through certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates or increased property transfers and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price.

Other Mortgage Related Securities. In addition to the mortgage pass through securities and the CMOs mentioned above, the Fund may also invest in other mortgage derivative products. In addition to the prepayment risks described above, rapidly rising interest rates could cause prepayments of mortgages to occur at a slower rate than expected, and the expected maturity of short or medium term mortgage-related securities could lengthen as a result. That could cause their values to fluctuate more, and the share price of the Fund to fluctuate more and to fall. Governmental, government-related, and private entities may create other mortgage-related securities offering mortgage pass through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage-related securities are developed and offered to the investment community, the Fund may consider making investments in such new types of mortgage-related securities.

Private Activity Bonds. Private activity bonds are generally revenue bonds payable not from general taxes, but from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, that do not generally carry the pledge of the credit of the issuing municipality. Interest paid from passive activity bonds is generally taxable as ordinary income and, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. Sizable investments in these obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. The obligations of issuers may become subject to laws enacted in the future by Congress, state legislatures, or local governments of referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) (“STRIPS”). STRIPS are created by separating the income and principal components of a debt instrument and selling them separately. STRIPS are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Zero coupon U.S. government securities such as STRIPS are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. STRIPS do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. If the Fund invests in STRIPS, the Fund will accrue income on the investment for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations, in which case the Fund would forgo the purchase of additional income producing assets with these funds. The value of these instruments tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.

Zero Coupon Securities. The Fund may purchase zero coupon securities. Zero coupon securities do not pay interest or principal until final maturity, unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Zero coupon securities are bought at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. One must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security. A zero coupon step-up security converts to a coupon security before final maturity.

ILLIQUID AND RESTRICTED INVESTMENTS. Illiquid investments are those that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Each Fund may invest up to 15% of its net assets in illiquid investments. Historically, illiquid investments have included those subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act (“restricted securities”), investments that are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Such investments may offer higher yields than comparable publicly traded securities, and they also may incur higher risks Although the investments described in this section generally will be considered illiquid, an investment’s contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the investment and therefore these investments may be determined to be liquid in accordance with guidelines established by the Board. The Trustees have delegated to the Adviser the determination of the liquidity of such investments in the respective Fund’s portfolio as administrator of the Fund’s liquidity risk management program. The Adviser will take into account relevant market, trading and investment-specific considerations when determining whether an investment is illiquid.

If illiquid investments exceed 15% of the Fund’s net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid investments. Because illiquid investments may not be readily marketable, the Adviser may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments held by the Fund may cause the NAV of the Fund to decline. An investment that is determined by the Adviser to be liquid may subsequently revert to being illiquid if not enough buyer interest exists.

The Funds may purchase Rule 144A securities sold to institutional investors without registration under the Securities Act and commercial paper issued in reliance upon the exemption in Section 4(a)(2) of the Securities Act, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer’s ability to honor a demand for repayment of the unregistered security.

Restricted securities ordinarily can be sold by the Fund in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable amount of time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Trustees or their delegate.

The Fund’s difficulty valuing and selling restricted securities and illiquid investments may result in a loss or be costly to the Fund. If a substantial market develops for a restricted security or other illiquid investment held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines adopted by the Trust on behalf of the Fund.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities which the Fund has determined are creditworthy under guidelines established by the Board. In determining whether the Fund will lend securities, the Fund will consider relevant facts and circumstances, and may not lend securities to any company affiliated with an investment adviser to the Fund. Each loan of securities will be collateralized by cash, securities or letters of credit. The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

MARKET VOLATILITY RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. For example, the recent spread of a novel coronavirus known as COVID-19 resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Additionally, Russia began a large-scale invasion of Ukraine in February 2022, which has led to various countries, including the United States, imposing economic sanctions on certain Russian individuals and Russian corporate and banking entities, and the value and liquidity of Russian securities and the Russian currency have experienced significant declines. Russia’s military incursion and resulting sanctions (and other consequences related to the invasion, such as boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals) could have a severe adverse effect on the region’s economies and more globally, including significant negative impacts on the financial markets for certain securities and commodities, such as oil and natural gas, and thus could further decrease the value and liquidity of the Fund’s investments. The extent and duration of military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial and prolonged. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or adjoining geographic regions.

MONEY MARKET INSTRUMENTS. The Fund may invest directly and indirectly in money market instruments, including, without limitation, U.S. Government obligations or corporate debt obligations (including, without limitation, those subject to repurchase agreements). Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of banks, Commercial Paper, and Master Notes. Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit is an unsecured, interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest directly in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s, S&P or Fitch or, if not rated, is deemed to be of equivalent quality. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. The interest rate on a Master Note may fluctuate based on changes in specified interest rates or may be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Master Notes are generally illiquid and therefore subject to the Fund’s percentage limitation for illiquid investments.

Master Notes may be acquired by the Fund through the Master Note program of the Fund’s custodian bank, acting as administrator thereof. The Adviser will monitor the earnings power, cash flow and other liquidity ratios of the issuer of each Master Note held by the Fund.

SHORT SALES. The Fund may enter into short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete a short sale, the Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs, and then sell the borrowed security to a buyer in the market. The Fund will cover its short position by buying shares in the market either (i) at its discretion or (ii) when called by the broker-dealer lender. Until the security is replaced, the Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan. In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

In addition, the Fund may make short sales “against the box,” which occur when the Fund sells a security short while owning securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including, without limitation, interest, in connection with opening, maintaining and closing short sales against the box.

U.S. GOVERNMENT SECURITIES. The Fund may invest a portion of its portfolio in U.S. government securities, defined to be U.S. government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as GNMA as well as obligations of U.S. government authorities, agencies and instrumentalities such as FNMA, FHLMC, Federal Housing Administration (“FHA”), Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank (“FHLB”), Student Loan Marketing Association (“SLMA”), and the Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g., GNMA), several are supported by the right of the issuer to borrow from the U.S. government (e.g., FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g., SLMA, FFCB). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. government does not extend to the yield or value of the Fund’s shares.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient liquid assets to meet the purchase price. In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if such action was determined to be appropriate. In such a case, the Fund could incur a short-term gain or loss.

CYBERSECURITY RISK. The Fund, like all companies, may be susceptible to operational and information security risks, or risks of catastrophic systems failures by critical service providers. Cybersecurity incidents can also result from deliberate cyberattacks or unintentional events and may arise from external or internal sources. Cyberattacks may include infection by malicious software or gaining unauthorized access to digital systems, networks or devices that are used to service the Funds’ operations (e.g., by “hacking” or “phishing”). Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). These cyberattacks could cause the misappropriation of assets or personal information, corruption of data or operational disruptions. Geopolitical tensions may, from time to time, increase the scale and sophistication of deliberate cyberattacks. Cybersecurity or critical systems failures or breaches of the Fund, its service providers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions, impact business operations and impede trading, potentially resulting in financial losses, the inability of Authorized Participants to process transactions, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result.

INVESTMENT LIMITATIONS

FUNDAMENTAL RESTRICTIONS. Each Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of its outstanding voting Shares. A “majority” for this purpose means the lesser of (i) 67% of the applicable Fund’s outstanding Shares represented in person or by proxy at a meeting at which more than 50% of its outstanding Shares are represented; or (ii) more than 50% of the applicable Fund’s outstanding Shares. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

As a matter of fundamental policy, each Fund may not:

(1)	with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund;

(2)	issue senior securities, except as permitted by the 1940 Act;

(3)	borrow money (including, without limitation, borrowing to meet redemptions), except to the extent permitted under the 1940 Act;

(4)	pledge, mortgage or hypothecate its assets;

(5)	act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(6)	make loans, provided that the Fund may lend its portfolio securities in an amount up to 33 1/3% of total Fund assets;

(7)	purchase or sell real estate or interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities);

(8)	invest more than 25% of its total assets in any particular industry or group of industries, except that the Fund will concentrate to approximately the same extent that the Fund’s index concentrates in the securities of such particular industry or group of industries; or

(9)	invest in commodities.

NON-FUNDAMENTAL RESTRICTIONS. The following investment limitations are not fundamental and may be changed by the Board without shareholder approval. As a matter of non-fundamental policy, each Fund may not:

(1)	purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(2)	make investments for the purpose of exercising control or management over a portfolio company;

(3)	invest in securities of other registered investment companies, except as permitted under the 1940 Act;

(4)	invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock of companies that invest in or sponsor such programs; or

(5)	purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants.

With respect to the fundamental and non-fundamental investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule.

With respect to the above fundamental investment restriction on borrowing money, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices will not constitute borrowing.

With respect to the above fundamental investment restriction on pledging, mortgaging or hypothecating assets, any such activity to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with (i) writing covered put or call options, (ii) the purchase of securities on a when-issued or forward commitment basis, or (iii) collateral or initial or variation margin arrangements with respect to options, forward contracts, futures contracts (including, without limitation, those relating to indices), or options on futures contracts or indices will not be considered pledging, mortgaging or hypothecating assets.

With respect to the above fundamental investment restriction on making loans, investment in U.S. government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements will not be deemed to be the making of a loan.

With respect to the above fundamental investment restriction regarding concentration in a particular industry, (i) securities of the U.S. Government (including its agencies and instrumentalities), tax-exempt securities of state or municipal governments and their political subdivisions and investments in other registered investment companies are not considered to be issued by members of any industry (although, to the extent sufficient information is reasonably available, a Fund will consider the holdings of an underlying registered investment company in applying its concentration policy), (ii) if a Fund invests in a revenue bond tied to a particular industry, the Fund will consider such investment to be issued by a member of the industry to which the revenue bond is tied, and (iii) in the case of loan participations where a Fund is not in a direct debtor/creditor relationship with the borrower, both the financial intermediary and the ultimate borrower are considered issuers.

With respect to the above fundamental investment restriction on investments in commodities, the purchase or sale by a Fund of options, forward contracts, futures contracts (including, without limitation, those relating to indices), options on futures contracts or indices or interests in equity securities issued by companies (including, without limitation, investment companies) that hold or invest in one or more commodities as their sole or principal business activity will not be considered an investment in commodities.

With respect to the above non-fundamental investment restriction on purchasing securities on margin, short sales of securities and futures trades, forward contracts or similar trades requiring margin deposits or other use of a margin account will not be considered purchasing securities on margin.

The 1940 Act allows each Fund to borrow from any bank (including, without limitation, pledging, mortgaging or hypothecating assets) in an amount up to 331/3% of its total assets and the Fund will, to the extent necessary, reduce its existing borrowings (within three days, excluding Sundays and holidays) to comply with the provisions of the 1940 Act.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The Board is responsible for the supervision and oversight of the Funds. The Board approves all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; reviews the performance of the Funds; and oversees the business activities of the Funds. This section of the SAI provides information about the persons who serve as trustees (“Trustees”) and executive officers to the Trust, as well as the entities that provide services to the Trust.

TRUSTEES AND OFFICERS. Following are the Trustees and executive officers of the Trust, their years of birth and addresses, their present positions with the Trust, and their principal occupations during the past five years. Those Trustees who are “interested persons” as defined in the 1940 Act (“Interested Trustees”) and those Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”), are identified in the table. The address of each Trustee and executive officer of the Trust, unless otherwise indicated, is 31 West 52nd Street, 16th Floor, New York, New York 10019.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Myles J. Edwards Year of Birth: 1961	Trustee	Since 2016	Chief Executive Officer and Chief Compliance Officer (since 2024), Disruptive Securities LLC; General Counsel and Chief Compliance Officer (since 2021), Sanctuary Securities, Inc. and Sanctuary Advisors, LLC; Chief Compliance Officer (since 2020), 1776 Wealth, Inc.; General Counsel and Chief Compliance Officer (since 2019), Bruderman Brothers, LLC and Bruderman Asset Management, LLC; Chief Compliance Officer (since 2018), Netrex Capital Markets, LLC; Chief Executive Officer (since 2018), Final Compliance; and Chief Compliance Officer (since 2018), Knight Vinke.	20	Trustee (since 2015), Virtus ETF Trust II (10 portfolios)
James A. Simpson Year of Birth: 1970	Trustee	Since Inception	President (since 2009), ETP Resources, LLC (a financial services consulting company).	20	Trustee (since 2018), Asset Management Fund (4 portfolios); Trustee (since 2015), Virtus ETF Trust II (10 portfolios)
Robert S. Tull, Jr. Year of Birth: 1952	Trustee	Since Inception	President (since 2017), Procure Holdings, Procure Expertise and Procure Innovations; Owner (since 2017), Pegassets LLC IP licensing of EAM; Equity Owner (since 2018), Turing Technology Associates.	20	Trustee (since 2015), Virtus ETF Trust II (10 portfolios); Trustee (since 2017), Procure Holdings, Procure Expertise and Procure Innovations; and Board member (since 2018), LGBTQ Loyalty Holdings Inc.
INTERESTED TRUSTEE**
William J. Smalley Year of Birth: 1983	Trustee, President and Chief Executive Officer	Since Inception	President (since 2012), Virtus ETF Solutions LLC; Managing Principal (2012 to 2016) and Executive Vice President (2016 to 2019), ETF Distributors LLC; Managing Director (since 2012), Virtus ETF Advisers LLC; President and Chief Executive Officer (since 2013), ETFis Series Trust I; and President and Chief Executive Officer (since 2015), Virtus ETF Trust II.	10	None

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
OTHER EXECUTIVE OFFICERS
Timothy Branigan Year of Birth: 1976	Fund Chief Compliance Officer Deputy Fund Chief Compliance Officer Assistant Chief Compliance Officer	Since 2022 February 2022 to June 2022 2020 to 2022	Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.	N/A	N/A
Daphne Chisolm Year of Birth: 1969	Chief Legal Officer and Secretary	Since May 2023	Vice President and Senior Counsel (since 2023), Virtus Investment Partners, Inc.; Attorney at Law engaged in private practice as a solo practitioner (2018 to 2023); and various officer positions (since 2023) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.	N/A	N/A
Brinton W. Frith Year of Birth: 1969	Treasurer and Chief Financial Officer	Since Inception	President (since 2013), Virtus ETF Advisers LLC; Vice President (since 2016) and Managing Director (since 2013), Virtus ETF Solutions LLC; Treasurer and Chief Financial Officer (since 2013), ETFis Series Trust I; and Treasurer and Chief Financial Officer (since 2015), Virtus ETF Trust II.	N/A	N/A
Julia Short Year of Birth: 1972	Senior Vice President	Since 2022	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).	N/A	N/A
Richard W. Smirl Year of Birth: 1967	Executive Vice President	Since 2022	Chief Operating Officer (since 2021); Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.	N/A	N/A

*	As of the date of this SAI, the Fund Complex consisted of the Trust, which consisted of 10 portfolios — InfraCap MLP ETF, InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, Virtus Reaves Utilities ETF, and Virtus WMC International Dividend ETF — and Virtus ETF Trust II, which consisted of ten portfolios — Virtus Duff & Phelps Clean Energy ETF, Virtus Newfleet ABS/MBS ETF, Virtus Newfleet Short Duration High Yield Bond ETF, Virtus Newfleet Short Duration Core Plus Bond ETF, Virtus Seix Senior Loan ETF, Virtus Terranova U.S. Quality Momentum ETF, Virtus Stone Harbor Emerging Markets High Yield Bond ETF, Virtus AlphaSimplex Managed Futures ETF, Virtus KAR Mid-Cap ETF, and Virtus SEIX AAA Private Credit CLO ETF .

**	Mr. Smalley is an Interested Trustee because he is an employee of the Adviser.

Board Structure. The Trust’s Board includes three Independent Trustees and one Interested Trustee, Mr. Smalley, who is Chairman of the Board. Each Trustee serves an indefinite term, until a successor is elected, qualified and serving as a Trustee. The Board has not appointed an Independent Trustee to serve as lead Independent Trustee. The Board believes this structure is appropriate because, among other things, the Board’s current small size and the small number of funds in the Trust permit Trust management to communicate with each Independent Trustee as and when needed, and permit each Independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function. The Board may consider appointing an independent Chairman or a lead Independent Trustee in the future, particularly if the Board’s size or the Trust’s complexity materially increases.

With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and the Fund. During these meetings, the Board receives reports from the Adviser, the Trust’s sub-advisers, Trust management, the Fund’s administrator, transfer agent and distributor, and the Trust’s Chief Compliance Officer (the “CCO”), on regular quarterly items and, where appropriate and as needed, on specific issues. As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the CCO to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee and a Nominating Committee (discussed in more detail below). Each Committee is comprised entirely of Independent Trustees. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Qualification of Trustees. The Board has considered each Trustee’s experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board. In this regard, the Board has considered the following specific experience, qualifications, attributes and/or skills for each Trustee:

James A. Simpson	Mr. Simpson has experience as an independent trustee for other ETFs and as President of ETP Resources, a financial information services company that provides detailed reference data on U.S.-listed exchange-traded products. He also has experience working for financial institutions and securities exchanges and has consulted with respect to the development of exchange-traded products.
Robert S. Tull, Jr.	Mr. Tull has experience as an independent trustee for other ETFs and as a consultant to financial companies and as chief operating officer to financial services companies. Mr. Tull has also assisted with the development of exchange-traded products.
Myles J. Edwards	Mr. Edwards has experience as general counsel, chief compliance officer and chief operating officer of SEC registered investment advisers, hedge funds and FINRA member broker-dealers.
William J. Smalley	Mr. Smalley has experience in the financial industry, including the development of exchange-traded products, and is a founder of the Adviser and the Distributor.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Trustee Standing Committees. The Board has established the following standing committees:

Audit Committee: The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements and interacts with the Fund’s independent auditors on behalf of the Board. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met five times during the past fiscal year.

Nominating Committee: The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects and appoints Independent Trustees to fill vacancies on the Board and to stand for election at appropriate meetings of the shareholders of the Trust. The Nominating Committee meets only as necessary. The Nominating Committee did not meet during the past fiscal year. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.

Beneficial Ownership of Shares of the Fund. The table below shows, for each Trustee, the value of shares of the Funds beneficially owned, and the aggregate value of investments in shares of all funds in the Fund complex, as of December 31, 2024, and stated as one of the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Virtus Private Credit Strategy Fund	Dollar Range of Equity Securities in the Virtus Real Asset Income Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Family of Investment Companies
James A. Simpson	B	A	C
Robert S. Tull, Jr.	A	A	A
Myles J. Edwards	A	A	C
William J. Smalley	A	C	E

Ownership In Fund Affiliates. As of December 31, 2024, none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of the Adviser, the Funds’ principal underwriter or any affiliate of the Adviser or the principal underwriter.

Compensation. Officers of the Trust and the Trustees who are interested persons of the Trust or the Adviser receive no salary from the Trust. Each Independent Trustee receives $50,000 per year for the entire Fund Complex and the Audit Committee chair receives an additional $5,000 per year for the entire Fund Complex. The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance at Board or committee meetings. Unless otherwise noted, the Trustees received the following compensation for the fiscal year ended October 31, 2024:

Name of Trustee	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Trustees*
INDEPENDENT TRUSTEES
James A. Simpson	Virtus Private Credit Strategy Fund: $3,265 Virtus Real Asset Income ETF: $3,265	None	None	$55,000
Robert S. Tull, Jr.	Virtus Private Credit Strategy Fund: $2,960 Virtus Real Asset Income ETF: $2,960	None	None	$50,000
Myles J. Edwards	Virtus Private Credit Strategy Fund: $2,960 Virtus Real Asset Income ETF: $2,960	None	None	$50,000
INTERESTED TRUSTEE
William J. Smalley	None	None	None	None

* For the calendar year ended December 31, 2024.

CODES OF ETHICS. The Trust, the Adviser and the Funds’ principal underwriter have each adopted a code of ethics, as required by Rule 17j-1 under the 1940 Act, that is designed to prevent personnel of the Trust, the Adviser and the Funds’ principal underwriter subject to the codes from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which securities may also be held by persons subject to the codes). The codes of ethics permit personnel of the Trust, the Adviser and the principal underwriter subject to the codes to invest in securities, including securities that may be purchased or held by the Funds, subject to certain restrictions and pre-approval requirements. In addition, the codes of ethics of the Trust, the Adviser and the principal underwriter require that access persons of such entities report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics.

ANTI-MONEY LAUNDERING PROGRAM. The Trust has adopted an anti-money laundering (“AML”) program, as required by applicable law, that is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. The Trust’s AML Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Funds’ service providers are also responsible for monitoring aspects of the AML program. The AML program is subject to the continuing oversight of the Board.

PROXY VOTING POLICIES. The Trust has adopted a proxy voting and disclosure policy that delegates to the Funds’ proxy voting manager the authority to vote proxies for the Funds, subject to oversight of the Board. The Adviser serves as the proxy voting manager for the Fund. Copies of the Trust’s Proxy Voting Policy and Procedures, which have been adopted by the Adviser with respect to voting proxies for the Fund are included as Appendix B to this SAI.

No later than August 31 of each year, the Trust files Form N-PX with the SEC. Form N-PX states how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30. Each Fund’s proxy voting records, as set forth in its most recent Form N-PX filing, will be available upon request, without charge, by calling the Fund at (866) 383-7636. This information will also be available on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2025, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of the then outstanding shares in the Funds.

Although the Funds do not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants, as of January 31, 2025, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund is set forth in the table below:

Virtus Private Credit Strategy ETF

Name & Address	Percentage
National Financial Services LLC Newport Office Center 3 499 Washington Boulevard NJ4C	36.10%

Charles Schwab & Co., Inc. 423 E. Lincoln Drive Phoenix, AZ 85016-1215	30.90%

Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.32%

Virtus Real Asset Income ETF

Name & Address	Percentage
National Financial Services LLC Newport Office Center 3 499 Washington Boulevard NJ4C	71.32%

Bank of America 1401 Elm Street, 16th Floor Dallas, TX 75202	7.76%

LPL Financial LLC 4707 Executive Drive San Diego, CA 92121-1968	5.27%

MANAGEMENT SERVICES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management of the Funds.”

ADVISER. Virtus Investment Advisers, LLC (formerly known as Virtus Investment Advisers, Inc.) (“VIA” or the “Adviser”), located at One Financial Plaza, Hartford, Connecticut 06103, serves as the investment adviser to the Funds. VIA, an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business, acts as the investment adviser for over 60 mutual funds. VIA has acted as an investment adviser for over 80 years. As of December 31, 2024, VIA had approximately $44.3 billion in assets under management.

The Adviser has overall responsibility for the general management and administration of the Trust, pursuant to an investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “Advisory Agreement”). The Advisory Agreement is effective for an initial two-year period and will remain in effect thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Independent Trustees. The Advisory Agreement is terminable without penalty on 60 days’ notice by the Board or by vote of a majority of the outstanding voting securities of a Fund. The Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties; or from the reckless disregard of its duties and obligations under the Advisory Agreement.

Adviser Compensation. The Adviser receives a monthly advisory fee (the “Advisory Fee”) from each Fund at the following annual rate of each Fund’s average daily net assets:

Fund	Annual Rate
Virtus Private Credit Strategy ETF	0.75%
Virtus Real Asset Income ETF	0.55%

The Advisory Fee for each Fund is structured as a “unified fee.” Accordingly, in consideration of the fees paid with respect to each Fund, the Adviser has agreed to pay all of the ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Adviser’s fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund. The Adviser was paid for the fiscal years ended October 31, 2022, October 31, 2023, and October 31, 2024, as follows:

Fund	2022	2023	2024
Virtus Private Credit Strategy ETF	$225,953	$185,057	$297,103
Virtus Real Asset Income ETF	$721,180	$155,018	$93,166

PORTFOLIO MANAGERS.

Ownership of Fund Shares. The Funds’ portfolio managers are Matthew B. Brown and Seth Kadushin.

The table below shows, for each portfolio manager, the value of shares of the Funds beneficially owned, as of December 31, 2024, and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund
Matthew B. Brown	Virtus Private Credit Strategy ETF	C
	Virtus Real Asset Income ETF	C
Seth Kadushin	Virtus Private Credit Strategy ETF	A
	Virtus Real Asset Income ETF	A

Other Accounts. The portfolio managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of October 31, 2024. Unless otherwise indicated, none of these accounts have an advisory fee based on the performance of the account.

Portfolio Manager	Registered Investment Companies		Other Poled Vehicles		Other Accounts
	Number of Accounts	Total Asset (in Millions)	Number of Accounts	Total Asset (in Millions)	Number of Accounts	Total Asset (in Millions)
Matthew Brown	5	$241,697	0	$0	0	$0
Seth Kadushin	5	$241,697	0	$0	0	$0

Material Conflicts of Interest. Because each of the portfolio managers may at times manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. The portfolio managers may manage portfolios having substantially the same investment style as the Funds. However, the portfolios managed by the portfolio managers may not have portfolio compositions identical to those of the Funds due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The portfolio managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Funds, or make investment decisions that are similar to those made for the Funds, both of which have the potential to adversely impact the Funds depending on market conditions. For example, the portfolio managers may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios may have fee structures that are or have the potential to be higher than the advisory fees paid by each Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. In addition, current trading practices would not allow the Adviser to intentionally favor one portfolio over another as trades are executed as trade orders are received.

Compensation. The portfolio managers are compensated by the Adviser and do not receive any compensation directly from the Funds. Each portfolio manager receives their compensation in the form of base salary that is determined by the advisory fee revenue generated by the firm’s assets under management. Thus, portfolio manager compensation is aligned with the interests of the firm’s clients, including the Funds and their investors. The portfolio managers may also earn a bonus each year based on the profitability of the Adviser.

OTHER SERVICE PROVIDERS

ADMINISTRATOR. Under the Administrative Services Agreement, Virtus ETF Solutions LLC (the “Administrator”) serves as the operational administrator of the Trust. The Administrator’s address is 31 West 52nd Street, 16th Floor, New York, New York 10019. Under the Administrative Services Agreement, the Administrator supervises the overall administration of the Trust and the Fund including, among other responsibilities, the coordination and day-to-day oversight of the Funds’ operations, the service providers’ communications with the Funds and each other and assistance with Trust, Board and contractual matters related to the Funds and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust. The Administrator will be indemnified in connection with or arising out of performance of its obligations and duties under this Agreement, except for losses resulting from the willful malfeasance, bad faith or gross negligence of Administrator in the performance of such obligations and duties. The Adviser pays the Administrator out of the Adviser’s advisory fee pursuant to the Adviser’s unified fee arrangement with each Fund. The Adviser paid the Administrator fees for the fiscal years ended October 31, 2022, October 31, 2023, and October 31, 2024 as follows:

Fund	2022	2023	2024
Virtus Private Credit Strategy ETF	$3,013	$2,467	$3,961
Virtus Real Asset Income ETF	$13,114	$2,818	$1,698

ACCOUNTING, CUSTODIAN AND TRANSFER AGENT. Under the Fund Administration and Accounting Agreement (the “Accounting Services Agreement”), The Bank of New York Mellon (“BNY” or the “Accounting Services Administrator”) serves as accounting administrator for each Fund. BNY’s principal address is 240 Greenwich Street, New York, New York 10286. Under the Accounting Services Agreement, BNY provides necessary administrative, legal, tax, accounting services and financial reporting for the maintenance and operations of the Trust and the Funds. In addition, BNY makes available the office space, equipment, personnel and facilities required to provide such services.

BNY provides accounting and administration services to the Trust, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Funds with applicable laws and regulations and arranging for the maintenance of books and records of the Funds.

The Adviser pays the Accounting Services Administrator out of the Adviser’s advisory fee pursuant to the Adviser’s unified fee arrangement with each Fund. SAI. The Adviser paid the Accounting Services Administrator fees for the fiscal years ended October 31, 2022 October 31, 2023, and October 31, 2024, as follows:

Fund	2022	2023	2024
Virtus Private Credit Strategy ETF	$35,453	$35,668	$39,674
Virtus Real Asset Income ETF	$64,701	$37,588	$32,599

BNY serves as custodian of each Fund’s assets (the “Custodian”). The Custodian has agreed to (1) make receipts and disbursements of money on behalf of each Fund; (2) collect and receive all income and other payments and distributions on account of each Fund’s portfolio investments; (3) respond to correspondence from Fund shareholders and others relating to its duties; and (4) make periodic reports to each Fund concerning the Fund’s operations. The Custodian does not exercise any supervisory function over the purchase and sale of securities.

BNY serves as transfer agent and dividend paying agent for each Fund (the “Transfer Agent”). The Transfer Agent has agreed to (1) issue and redeem Shares of each Fund; (2) make dividend and other distributions to shareholders of each Fund; (3) respond to correspondence by Fund shareholders and others relating to its duties; (4) maintain shareholder accounts; and (5) make periodic reports to each Fund.

BNY is the principal operating subsidiary of The Bank of New York Mellon Corporation.

DISTRIBUTOR. VP Distributors, LLC (the “Distributor”) is located at One Financial Plaza, Hartford, CT 06103. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Purchase and Redemption of Creation Units.” The Distributor also acts as an agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. If implemented, the Rule 12b-1 plan is reasonably likely to benefit the Fund and its shareholders by, among other things, increasing advertising of the Fund, encouraging purchases of Shares and services to its shareholders, and increasing or maintaining assets of the Fund so that certain fixed expenses may be spread over a broader asset base, with a positive impact on per share expense ratios. No Rule 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of each Fund’s assets, and over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Under the Distribution and Service Plan, and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

PAYMENTS TO FINANCIAL INTERMEDIARIES. The Adviser or its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Funds. Additionally, the Adviser or its affiliates may pay, out of their own resources, amounts to financial intermediaries for assistance with communication, distribution of materials and other services for their clients that are shareholders of the Funds, or for other services in connection with the organization or operation of the Funds. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Board has selected the firm of PricewaterhouseCoopers LLP, located at Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103, to serve as the independent registered public accounting firm for each Fund for the current fiscal year, to audit the annual financial statements of the Funds and to sign as Paid Preparer the federal and state tax returns, as well as apply procedures to the required distribution calculation for federal excise tax purposes. Such firm will audit the financial statements of the Fund at least once each year. A copy of the most recent annual report containing the audit report will accompany this SAI whenever a shareholder or a prospective investor requests it.

LEGAL COUNSEL. Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103, serves as legal counsel to the Trust and the Independent Trustees.

SECURITIES LENDING

Subject to certain investment restrictions, the Fund may, subject to the Trustees’ and Trust Treasurer’s approval, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities that will increase the current income of the Fund lending its securities.

The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the Fund is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. The Fund may pay reasonable fees to persons unaffiliated with the Trust for services in arranging such loans.

Even though securities lending usually does not impose market risks on the lending Fund, as with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. In addition, the value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that the Fund must rely on the collateral to recover the value of the securities. Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, the Fund could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending Fund.

The Funds will not lend securities having a value in excess of 33 1/3% of its assets, including collateral received for loaned securities (valued at the time of any loan).

Securities Lending Activities

Pursuant to an agreement between the Funds and BNY Mellon, BNY Mellon is responsible for the administration and management of each Fund’s securities lending program, including the negotiation of the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Funds’ custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s), arranging for the investment of cash collateral and arranging for the return of loaned securities upon the termination of the loan.

The dollar amounts of income and fees and compensation paid to all service providers related to the Funds’ securities lending activities during the fiscal year ended October 31, 2024 were as follows:

Fund	Gross Income[1]	Revenue Split[2]	Cash Collateral Mgt. Fees[3]	Administrative Fees[4]	Indemnification Fees[5]	Rebate Paid to Borrower	Rebate Due From Borrower	Other Fees	Aggregate Fees and/or Compensation of Securities Lending Activities	Net Income from the Securities Lending Activities
Virtus Private Credit Strategy ETF	$216,163.33	$(123,012.71)	$0	$0	$0	$64,574.91	$155,168.29	$0	$(32,416.33)	$183,747.00

Virtus Real Asset Income ETF	$31,710.96	$(8,570.29)	$0	$0	$0	$14,648.41	$4,367.65	$0	$(18,851.05)	$12,859.91

[1]	Gross income includes income from cash collateral reinvestment.
[2]	Revenue split represents the share of revenue generated by the securities lending program and paid to BNY.
[3]	Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.
[4]	These administrative fees are not included in the revenue split.
[5]	These indemnification fees are not included in the revenue split.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board, the Adviser is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for, the Funds. The Adviser shall manage each Fund’s portfolio in accordance with the terms of the Advisory Agreement by and among the Trust on behalf of each Fund and the Adviser. The Adviser serves as investment adviser for a number of client accounts, in addition to the Funds.

BROKERAGE SELECTION. Each Fund has adopted, and the Board has approved, policies and procedures relating to the direction of portfolio securities transactions to brokers. In accordance with these policies and procedures, in selecting brokers to be used in portfolio transactions, the Adviser’s general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Adviser considers a number of factors, including, without limitation, the size of the order, the difficulty of execution, the efficiency of the facilities of the executing broker-dealer (including research services), any risk assumed by an executing broker-dealer and other factors that may be unique to a particular order. Recognizing the value of these judgmental factors, the Adviser may select brokers that charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade. The Adviser may not give consideration to sales of Shares of the Fund as a factor in selecting brokers to execute portfolio transactions. The Adviser may, however, place portfolio transactions with brokers that are affiliated with the Adviser or the Adviser or that promote or sell the Funds’ Shares, so long as such transactions are done in accordance with the policies and procedures established by the Board that are designed to ensure that the selection is consistent with the Adviser’s obligation to seek best execution and not based upon the broker’s sales efforts.

Under Section 28(e) of the Exchange Act and the Advisory Agreement, the Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Adviser with brokerage, research, analysis, advice and similar services, and the Adviser may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Adviser to the Funds and its other clients and that the total commission paid by the Funds will be reasonable in relation to the benefits to the Funds and its other clients over the long-term. The research received by the Adviser may include, without limitation: information on the United States and other world economies; information on specific industries, sectors, groups of securities, individual companies, and political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Adviser to determine and track investment results; and trading systems that allow the Adviser to interface electronically with brokerage firms, custodians and other providers. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases. In some instances, research products or services received by the Adviser may also be used by the Adviser for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Adviser will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Adviser in connection with advisory clients other than the Funds, and not all such services may be useful to the Adviser in connection with the Fund. Although such information may be a useful supplement to the Adviser’s own investment research in rendering services to the Fund, the value of such research and services is not expected to materially reduce the expenses of the Adviser in the performance of its services under the Advisory Agreement and will not reduce the management fees payable to the Adviser by the Funds.

The Funds may invest in securities traded in the over-the-counter market. In these cases, the Funds may initiate trades through brokers on an agency basis and may pay a commission in connection with the transaction. The Funds may also effect these transactions by dealing directly with the dealers that make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions.

The Trust has adopted a policy governing the execution of aggregated advisory client orders (“bunching policy”) in an attempt to lower commission costs on a per-share and per-dollar basis. No Adviser or sub-adviser, as appropriate, shall aggregate transactions across its clients including the Fund unless it believes in its best judgment that such aggregation is consistent with its duty to seek best execution for the Fund. The Adviser or sub-adviser shall document in writing how an aggregated order will be allocated among various client accounts (the “Allocation Order”). No advisory client participating in an aggregated order will be favored over the Fund; and each client that participates in an aggregated order is expected to participate at the average share price for all transactions executed in that security for such order on that day, with all transaction costs allocated pro rata based on each client’s participation in the order. If an aggregated order is filled in its entirety, the executed shares shall be allocated among the Adviser’s or sub-adviser’s clients in accordance with the Allocation Order. If the aggregated order is partially filled, the executed shares shall be allocated pro rata based on the Allocation Order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the Allocation Order if good reason for such different allocation is provided and approved in accordance with the Investment Adviser’s or sub-adviser’s policies and procedures adopted in accordance with this bunching policy

During the fiscal years ended October 31, 2022, October 31, 2023, and October 31, 2024, the Funds paid brokerage commissions as follows:

	2022	2023	2024
Virtus Private Credit Strategy ETF	$14,582	$22,652	$22,688
Virtus Real Asset Income ETF	$103,180	$23,556	$13,540

PORTFOLIO TURNOVER. The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of Shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making investment decisions, and the Fund may engage in short-term trading to achieve its investment objectives. High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates. The Fund’s portfolio turnover rate is set forth in the prospectus, under “Portfolio Turnover” and “Financial Highlights.”

DISCLOSURE OF PORTFOLIO HOLDINGS

PORTFOLIO DISCLOSURE POLICY. The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of Fund portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees and agents of the Funds. The Policy is designed to ensure that the disclosure of information about the Funds’ portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of the Funds.

As an ETF, information about each Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of any order of the SEC applicable to the Fund, the regulations of the Exchange and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of each Fund’s anticipated portfolio holdings as of the next Business Day (as defined below). This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Exchange, the National Securities Clearing Corporation (the “NSCC”) and/or third party service providers.

A “Business Day” with respect to the Funds is any day on which the Exchange is open for business. As of the date of this SAI, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Trust will disclose on each Fund’s website at the start of each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on the Business Day. Online disclosure of such holdings is publicly available at no charge. The website for each Fund is www.virtusetfs.com.

Each Fund may also send a portion or all of this information to shareholders of the Fund and to investment company analysts and rating and trading entities. However, each Fund will not send this information to shareholders of the Fund or to analysts or rating and/or trading entities until such information is at least 30 days old or until one Business Day after the information has been posted to the Fund’s website.

The officers of the Trust and/or the Adviser may share non-public portfolio holdings information with the Funds’ service providers that require such information for legitimate business and Fund oversight purposes, such as the Funds’ operating administrator, fund accounting administrator, transfer agent, distributor, custodian, independent registered public accounting firm, legal counsel as identified in the Fund’s Prospectus and this SAI, and Quality EDGAR Solutions (financial EDGARizing, typesetting and printing firms). The Funds and/or the Adviser may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Funds’ service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential. Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

The Funds’ policies regarding disclosure of portfolio holdings are subject to the continuing oversight and direction of the Board. The Adviser and the Administrator are required to report to the Board any known disclosure of each Fund’s portfolio holdings to unauthorized third parties. The Funds have not entered (and do not currently intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Funds and their shareholders from providing such information, which include the publication of Fund ratings and rankings.

Each Fund is also required to make available to the public a complete schedule of its portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of a Fund’s fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at (888) 383-0553. The Funds will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-PORT, as applicable. The Funds’ Form N-CSR and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. The first and third quarter portfolio holdings reports will be filed with the SEC as an exhibit to the Funds’ reports on Form N-PORT, and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual reports, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

INDICATIVE INTRA-DAY VALUE

The Funds may determine to have the approximate value of their investments on a per-Share basis, the Indicative Intra-Day Value (“IIV”), disseminated by the Exchange every 15 seconds during hours of trading on the Exchange. Any disseminated IIV should not be viewed as a “real-time” update of NAV because the IIV, if disseminated it would be calculated by an independent third party and may not be calculated in the exact same manner as NAV, which is computed once per day.

Any IIV disseminated for each Fund will be calculated during hours of trading on the Exchange by dividing the “Estimated Fund Value” as of the time of the calculation by the total number of outstanding Shares. “Estimated Fund Value” is the sum of the estimated amount of cash held in each Fund’s portfolio, the estimated amount of accrued interest owing to the Fund and the estimated value of the securities held in the Fund’s portfolio, minus the estimated amount of the Fund’s liabilities. Any disseminated IIV will be calculated based on the same portfolio holdings disclosed on each Fund’s website. In determining the estimated value for each of the component securities, the IIV will use last sale, market prices or other methods that would be considered appropriate for pricing equity securities held by registered investment companies.

The IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close, which could affect premiums and discounts between the IIV and the market price of each Fund’s Shares. Although the Trust would provide the information used to calculate the IIV, the Trust is not involved in the actual calculation of the IIV and is not responsible for the calculation or dissemination of the IIV. The Trust makes no warranty as to the accuracy of any disseminated IIV.

ADDITIONAL INFORMATION CONCERNING SHARES

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST. The Trust is a Delaware statutory trust and a registered investment company. The Trust was organized on September 20, 2012, and it has authorized capital of an unlimited number of Shares of beneficial interest of no par value, which may be issued in more than one class or series.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. If requested by shareholders of at least one-third of the outstanding shares of the Trust or any series thereof, the Trust will call a meeting of the shareholders of the Trust or the series, as applicable. Shareholders holding two-thirds of all Trust shares outstanding may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

All Shares will be freely transferable; provided, however, that Shares may not be redeemed individually, but only in Creation Units. The Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights, except that, if the Trust creates additional series, only shares of that series may be entitled to vote on a matter affecting that particular series. Trust shareholders are entitled to require the Trust to redeem Creation Units if such shareholders are Authorized Participants. The Declaration of Trust confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through splits or reverse splits, which would have no effect on the net assets of the Fund. If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, you may be required to liquidate or transfer your Shares at an inopportune time and you may lose money on your investment.

In addition, the Declaration of Trust provides that, subject to the Delaware Act, a shareholder may bring a derivative action on behalf of the Trust or any of its series only if certain conditions are met. Those conditions include, in summary: (i) each complaining shareholder was a shareholder of the series on behalf of which the action is proposed to be brought at the time of the action or acquired the shares afterwards by operation of law from a person who was a shareholder at that time; (ii) each complaining shareholder was a shareholder of the affected series at the time the pre-suit demand (as defined below) was made; (iii) the complaining shareholders must have made a written demand prior to the commencement of the derivative action upon the Trustees requesting that the Trustees file the action on behalf of the affected series (the “pre-suit demand”); (iv) shareholders owning shares representing at least ten percent (10%) of the voting power of the affected series must join in initiating the derivative action; and (v) a copy of the proposed derivative complaint must be served on the Trust. The derivative action provisions summarized above will not apply to claims brought under the federal securities laws to the extent that any such federal laws, rules or regulations do not permit such application.

BOOK ENTRY ONLY SYSTEM. DTC acts as securities depository for each Fund’s Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of which (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, LLC and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust will inquire of each DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust will provide each DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by the DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust will pay to each DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions will be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, will credit immediately with respect to the DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners with respect to the Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between the DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust will take action to find a replacement for DTC to perform its functions at a comparable cost. The DTC Participants’ rules and policies are made publicly available through DTC’s website at: www.dtcc.com.

PURCHASE AND REDEMPTION OF CREATION UNITS

CREATION. The Trust issues and sells Shares of each Fund only in Creation Units on a continuous basis through the Distributor, at their NAV next determined after receipt, on any Business Day, for an order received in proper form.

Fund Deposit. Under normal circumstances, the consideration for purchase of a Creation Unit of a Fund generally consists of (i) all cash or (ii) an in-kind deposit of Deposit Securities for each Creation Unit constituting a substantial replication, or a representation, of the securities included in the Fund’s portfolio and a Cash Component computed as described below, plus, in either case, a creation transaction fee as described below in the section entitled “Creation Transaction Fee.” The all cash basket or, together, the Deposit Securities and the Cash Component, as applicable, constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The Cash Component is comprised of a “Balancing Amount” as well as any cash in lieu of securities (as described below). The Balancing Amount is equal to the difference between the NAV of the Shares (per Creation Unit) and the market value of the Deposit Securities. If the Balancing Amount is a positive number (i.e., the NAV attributable to a Creation Unit exceeds the market value of the Deposit Securities), the Balancing Amount will be such positive amount. If the Balancing Amount is a negative number (i.e., the NAV attributable to a Creation Unit is less than the market value of the Deposit Securities), the Balancing Amount will be such negative amount, and the creator will be entitled to receive cash from the Fund in an amount equal to the Balancing Amount. The Balancing Amount serves the function of compensating for any differences between the NAV attributable to a Creation Unit and the market value of the Deposit Securities.

The Cash Component will generally include cash in lieu of securities: (1) in the case of bonds, for minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (2) for minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots (i.e., the standard unit of trading in that particular type of security in its primary market); or (3) if, on a given Business Day, a Fund requires all Authorized Participants purchasing or redeeming Creation Units on that day to deposit or receive (as applicable) cash in lieu of certain portfolio holdings solely because: (i) such portfolio holdings are not eligible for transfer either through the NSCC or the DTC; (ii) if the Fund holds non-U.S. securities, such non-U.S. securities are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (iii) “To Be Announced” (“TBA”) transactions, short positions, derivatives and other positions that cannot be transferred in kind (including instruments that can be transferred in kind only with the consent of the original counterparty to the extent the Fund does not seek such consents).

Each Fund, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of Shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the relevant Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of Shares of the Deposit Securities required for the Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events, as applicable, are reflected from time to time by the Adviser with a view to the investment objective of the Fund. In addition, the Trust reserves the right to (i) utilize an all cash basket (if otherwise transacting in kind); (ii) permit or require a cash in lieu amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery, that may not be eligible for trading by an Authorized Participant or the investor for which it is acting, or that is a non-U.S. holding, which, if transferred, would result in unfavorable tax treatment to the recipient of such Deposit Security; (iii) utilize a secondary basket that differs from the initial creation basket used in transactions on that same Business Day; or (iv) utilize a non-representative basket that consists of a selection of instruments that are already included in a Fund’s portfolio holdings.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of the Fund Deposit, each Fund, through NSCC, also makes available on each Business Day the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the relevant Fund.

Procedures for Creation of Creation Units. To be eligible to place orders to create a Creation Unit of a Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of NSCC (the “Clearing Process”) or a clearing agency that is registered with the SEC, or (ii) a DTC Participant (see “Book Entry Only System”) and, in each case, must have executed an agreement with the Trust, the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units (“Participant Agreement”). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the relevant Fund. All Shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed for one or more Creation Unit size aggregations of Shares. All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of the regular trading session on the Exchange (ordinarily 4:00 p.m. Eastern time) (“Order Cut-Off Time”), in each case on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement (see “Placement of Creation Orders Using the Clearing Process” and “Placement of Creation Orders Outside the Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of a Fund will be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of a Fund will need to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Order Cut-Off Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal of the Deposit Securities by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating the transfer of Deposit Securities and the Cash Component.

Placement of Creation Orders Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Transfer Agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Order Cut-Off Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant that wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. A Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination will be final and binding. Cash equal to the Cash Component must be transferred directly to the Trust through the Federal Reserve wire system in a timely manner so as to be received by the Trust no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Order Cut-Off Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Trust does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the applicable Fund. The delivery of Creation Units of a Fund so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order will be deemed to be received on the Business Day on which the order is placed, provided that the order is placed in proper form prior to the Order Cut-Off Time on such date and federal funds in the appropriate amount are deposited with the Trust by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by the Order Cut-Off Time, or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor will be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash will be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily mark-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the second Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Trust or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of a Fund so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units. The Trust reserves the right to reject a creation order transmitted to it by the Distributor in respect of a Fund for any legally permissible reason if (a) the Trust determines that the order is not in proper form; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Trust, as described above; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) as a result of circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, facsimile or computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC or any other participant in the creation process; and similar extraordinary events. The Distributor will notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor will any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered will be determined by the Trust, and the Trust’s determination will be final and binding.

Creation Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a minimum creation transaction fee, assessed per transaction, as follows:

Fund Name	Creation Transaction Fee
Virtus Private Credit Strategy ETF (Ticker: VPC)	$500
Virtus Real Asset Income ETF (Ticker: VRAI)	$500

From time to time and for such periods as the Adviser may deem appropriate, the Adviser may increase, decrease or otherwise modify the transaction fee for the purchase of Shares, to an amount that, in its judgment, is necessary or appropriate to recoup for a Fund the costs it may incur as a result of such purchases, or to otherwise eliminate or reduce so far as practicable any dilution of the value of the Shares, not to exceed the maximum amount approved by the Board. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

REDEMPTION. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor and a Fund and only on a Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Trust, through NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the Deposit Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Each Fund may, in its sole discretion, provide such redeemer a basket of cash and/or securities which differs from the exact composition of the Deposit Securities but does not differ in NAV. Deposit Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

The composition of any redemption proceeds will normally be the same as the composition of the Fund Deposit, as described above, less a redemption transaction fee as described below in the section entitled “Redemption Transaction Fee.” The identity and number of Shares of the Deposit Securities required for redemptions changes as rebalancing adjustments and corporate action events, as applicable, are reflected from time to time by the Adviser with a view to the investment objective of the applicable Fund. In addition, the Trust reserves the right to (i) utilize an all cash basket (if otherwise transacting in kind); (ii) permit or require a cash in lieu amount to be added to the Cash Component to replace any Deposit Security that may not be eligible for trading by an Authorized Participant or the investor for which it is acting, or that is a non-U.S. holding, which, if transferred, would result in unfavorable tax treatment to the recipient of such Deposit Security; (iii) utilize a secondary basket that differs from the initial redemption basket used in transactions on that same Business Day; or (iv) utilize a non-representative basket that consists of a selection of instruments that are already included in a Fund’s portfolio holdings.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Trust not later than the Order Cut-Off Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after the Order Cut-Off Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Deposit Securities and the Cash Component will be transferred by the second Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant that wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Trust not later than the Order Cut-Off Time on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of Shares of the Fund and the Cash Component specified in such order, which delivery must be made through DTC to the Trust not later than 11:00 a.m. and 2:00 p.m., respectively, Eastern time, on the next Business Day following such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Deposit Securities, which are expected to be delivered within two Business Days, and the Cash Component to the Authorized Participant on behalf of the redeeming Beneficial Owner by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

The calculation of the value of the Deposit Securities and the Cash Component to be delivered upon redemption will be made by the Trust according to the procedures set forth under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Trust by a DTC Participant not later than the Order Cut-Off Time on the Transmittal Date, and the requisite number of Shares of a Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Deposit Securities and the Cash Component to be delivered will be determined by the Trust on such Transmittal Date. In the event that the requisite number of Shares of a Fund are not delivered to the Custodian prior to the DTC Cut-Off-Time, the Trust may deliver the Deposit Securities notwithstanding such deficiency in reliance on the undertaking of the Authorized Participant to deliver the missing Shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery, prior to the DTC Cut-Off-Time, and subsequent maintenance of collateral consisting of cash having a value at least equal to 115% of the value of the missing Shares (the “Cash Collateral”). If, however, a redemption order is submitted to the Trust by a DTC Participant not later than the Order Cut-Off Time on the Transmittal Date but either (1) the requisite number of Shares of a Fund (including any Cash Collateral) are not delivered by the DTC Cut-Off-Time as described above or (2) the redemption order is not submitted in proper form, then the redemption order may be deemed to be rejected and the investor will be liable to the Trust for losses, if any, resulting therefrom. In such case, the value of the Deposit Securities and the Cash Component to be delivered will be computed on the Business Day that such order is received in good order by the Trust, i.e., the Business Day on which the Shares of the Fund (including any Cash Collateral) are delivered through DTC to the Trust by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Deposit Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Deposit Securities).

Redemptions of Shares for Deposit Securities will be subject to compliance with applicable federal and state securities laws, and the Trust (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the offering and sale of the Deposit Securities under such laws. An Authorized Participant or an investor for which it is acting that is subject to a legal restriction with respect to a particular security included in the Deposit Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Shares’ NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Redemption Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a minimum redemption transaction fee, assessed per transaction as follows:

Fund Name	Redemption Transaction Fee
Virtus Private Credit Strategy ETF (Ticker: VPC)	$500
Virtus Real Asset Income ETF (Ticker: VRAI)	$500

Where Shares are redeemed for cash, the redemption transaction fee will be deducted from such redemption proceeds. From time to time and for such periods as the Adviser may deem appropriate, the Adviser may increase, decrease or otherwise modify the transaction fee for the redemption of Shares, to an amount that, in its judgment, is necessary or appropriate to recoup for a Fund the costs it may incur as a result of such redemptions, or to otherwise eliminate or reduce so far as practicable any dilution of the value of the Shares, not to exceed the maximum amount approved by the Board. The redemption transaction fee will be limited in accordance with requirements of the SEC applicable to management investment companies offering redeemable securities (currently 2% of the value of the Shares redeemed). Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

SECURITIES SETTLEMENTS FOR REDEMPTIONS

The Trust generally intends to pay for redemptions of Creation Units on a basis of “T” (i.e., trade date) plus two business days. The Trust may pay for redemptions of Creation Units on a basis other than T plus two in order to accommodate holiday schedules, to account for treatment by U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. In addition to holidays, other unforeseeable closings in a market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in securities delivery practices, could affect the information set forth herein at some time in the future and longer (worse) redemption periods are possible.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Investing in the Fund – Determination of Net Asset Value.”

The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined as of the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern time) on each day that the Exchange is open. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures approved by, and under the direction of, the Board. In determining the value of the Fund’s assets, equity securities are generally valued at market using quotations from the primary market in which they are traded. Debt securities (other than short-term investments) are valued on the basis of broker quotes or valuations provided by a pricing service, which in determining value utilizes information regarding recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the NAV. The Fund normally uses third party pricing services to obtain portfolio security prices.

The Board has designated the Adviser to serve as its valuation designee, pursuant to Rule 2a-5 under the Investment Company Act of 1940 (“1940 Act”), to perform the fair value determinations relating to any or all Fund investments. Accordingly, securities and assets for which market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued by the Adviser at fair value as determined in good faith under policies approved by the Board. Fair value pricing may be used in a variety of circumstances, including but not limited to, situations when the value of a portfolio security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. In addition, the Adviser may fair value foreign equity portfolio securities each day the Trust calculates the Fund’s NAV. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a portfolio security will be materially different than the value that could be realized upon the sale of such security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income are declared and paid at least annually by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Fund, net of expenses of the Fund, as if the Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a “regulated investment company” (a “RIC”) or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Shares through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

TAXATION

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxes” section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

The Fund is a Separate Corporation. The Fund is treated as a separate corporation for federal income tax purposes. Losses in one Fund do not offset gains in another Fund and the requirements (other than certain organizational requirements) for qualifying for regulated investment company status as described below are determined at the Fund level rather than the Trust level.

Election to be Taxed as a Regulated Investment Company. The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

●	Distribution Requirement —the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

●	Income Requirement —the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

●	Asset Diversification Test —the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio Turnover. For investors that hold their Fund Shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions - Distributions of Capital Gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See, “Non-U.S. Investors – Capital Gain Dividends” and “–Interest-Related Dividends and Short-Term Capital Gain Dividends” below.

Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year lookback period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions—Distributions of capital gains” below). A “qualified late year loss” includes:

(i)	any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

(ii)	the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.

Federal Excise Tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The U.S. has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known.

Purchase of Shares. As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Sections 351 and 362 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Taxation of Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund (or of another fund). You will receive information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. See the discussion below under the headings, “–Qualified Dividend Income for Individuals” and “– Dividends-Received Deduction for Corporations”.

Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your Shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his Shares; any excess will be treated as gain from the sale of his Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund Shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see, “Tax Treatment of Portfolio Transactions – Investments in U.S. REITs” below).

Qualified Dividend Income for Individuals. Ordinary income dividends reported by the Fund as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund Shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the Shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund Shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your Shares may also be reduced or eliminated. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Qualified REIT dividends. Under 2017 legislation commonly known as the “Tax Cuts and Jobs Act,” “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). A Fund may choose to pass through the special character of “qualified REIT dividends”. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the shareholder meets certain holding period requirements for its shares in the RIC (i.e., generally, RIC shares must be held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend).

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Declared in October, November or December and Paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare Tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Fund Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales of Fund Shares

Sales of Fund Shares are taxable transactions for federal and state income tax purposes. If you sell your Fund Shares, the IRS requires you to report any gain or loss on your sale. If you held your Shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your Shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant’s aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming such Creation Units are held as a capital asset.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Tax Basis Information. A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of cost basis and available elections for your account.

Wash Sales. All or a portion of any loss that you realize on a sale of your Fund Shares will be disallowed to the extent that you buy other Shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your Share sale. Any loss disallowed under these rules will be added to your tax basis in the new Shares.

Sales at a Loss Within Six Months of Purchase. Any loss incurred on a sale of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares.

Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund. This section should be read in conjunction with the discussion above under “Investment Strategies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In General. In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain Fixed Income Investments. Gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If the Fund purchases a debt obligation (such as a zero-coupon security or payment-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, the Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for the Fund. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by the Fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid the Fund-level tax.

Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the Shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn the Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions – Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors – Investment in U.S. real property” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by the Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. The Fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund — Foreign income tax.” Also, the Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the U.S., which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

Foreign currency transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments. A fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Securities Lending. While securities are loaned out by the Fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

If an MLP is treated as a partnership for U.S. federal income tax purposes (whether or not a QPTP), all or portion of the dividends received by a fund from the MLP likely will be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, a fund likely will realize taxable income in excess of economic gain with respect to those MLP interests (or if the fund does not dispose of the MLP, the fund could realize taxable income in excess of cash flow with respect to the MLP in a later period), and the fund must take such income into account in determining whether the fund has satisfied its Distribution Requirement. A fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of a fund’s MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income. Therefore, to the extent a fund invests in MLPs, fund shareholders might receive greater amounts of distributions from the fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Recent legislation (which by its terms became effective for taxable years beginning after December 31, 2017) generally requires that taxes, penalties, and interest associated with an audit of a partnership be assessed and collected at the partnership level. Therefore, an adverse federal income tax audit of a partnership that a Fund invests in (including MLPs taxed as partnerships) could result in the Fund being required to pay federal income tax. A Fund may have little input in any audit asserted against a partnership and may be contractually or legally obligated to make payments in regard to deficiencies asserted without the ability to put forward an independent defense. Accordingly, even if a partnership in which the Fund invests were to remain classified as a partnership (instead of as a corporation), it could be required to pay additional taxes, interest and penalties as a result of an audit adjustment, and the Fund, as a direct or indirect partner of such partnership, could be required to bear the economic burden of those taxes, interest and penalties, which would reduce the value of Fund shares.

Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as PFICs or “regular” corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Fund.

Investments in Securities of Uncertain Tax Character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

By law, a portion of your taxable dividends and sales proceeds may be withheld unless you:

●	provide your correct social security or taxpayer identification number,

●	certify that this number is correct,

●	certify that you are not subject to backup withholding, and

●	certify that you are a U.S. person (including a U.S. resident alien).

Withholding is also imposed if the IRS requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In General. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund Shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Capital Gain Dividends. In general, capital gain dividends reported by the Fund as paid from its net long-term capital gains, other than long-term capital gains realized on the disposition of certain U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends and short-term capital gain dividends. Generally, dividends reported by the Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund as paid from its net short-term capital gains, other than short-term capital gains realized on the disposition of certain U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.

Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income Effectively Connected with a U.S. Trade or Business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of Shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest (“USRPI”) as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the Fund’s non-U.S. shareholders.

The Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and other U.S. real property holding corporations (“USRPHC”). If a RIC is a qualified investment entity and the non-U.S. shareholder owns more than 5% of a class of Fund Shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-U.S. shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at the corporate income tax rate (unless reduced by future regulation) and requiring the non-U.S. shareholder to file a nonresident U.S. income tax return. In addition, even if the non-U.S. shareholder does not own more than 5% of a class of Fund Shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

FIRPTA “wash sale” rule. If the Fund is a qualified investment entity that is domestically controlled (i.e. less than 50% in value of the Fund has been owned directly or indirectly by non-U.S. shareholders during the 5-year period ending on the date of disposition) and a non-U.S. shareholder of the Fund (i) disposes of his interest in the Fund during the 30-day period preceding a FIRPTA distribution, (ii) acquires an identical stock interest during the 61-day period beginning the first day of such 30-day period preceding the FIRPTA distribution, and (iii) does not in fact receive the FIRPTA distribution in a manner that subjects the non-U.S. shareholder to tax under FIRPTA, then the non-U.S. shareholder is required to pay U.S. tax on an amount equal to the amount of the distribution that was not taxed under FIRPTA as a result of the disposition. These rules also apply to substitute dividend payments and other similar arrangements; the portion of the substitute dividend or similar payment treated as FIRPTA gain equals the portion of the RIC distribution such payment is in lieu of that otherwise would have been treated as FIRPTA gain.

Gain on sale of Fund Shares as FIRPTA gain. In addition, a sale or redemption of Fund Shares will be FIRPTA gain to a non-U.S. shareholder if the non-U.S. shareholder owns more than 5% of a class of Shares in the Fund and the Fund is otherwise considered a USRPHC, i.e. 50% or more of the Fund’s assets consist of (1) more than 5% interests in publicly traded companies that are USRPHC, (2) interests in non-publicly traded companies that are USRPHC, and (3) interests in U.S. REITs that are not controlled by U.S. shareholders where the REIT shares are either not publicly traded or are publicly traded and the Fund owns more than 10%.

In the unlikely event that the Fund meets the requirements described above, the gain will be taxed as income “effectively connected with a U.S. trade or business.” As a result, the non-U.S. shareholder will be required to pay U.S. income tax on such gain and file a nonresident U.S. income tax return.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale of Fund Shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. Estate Tax. Transfers by gift of Shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund Shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate, which permits the decedent’s property to be transferred without federal estate tax liability. The transfer certificate will identify the property (i.e., Fund Shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, an affidavit from an appropriate individual that states that the decedent’s U.S. situs assets are below this threshold amount may be sufficient to transfer the Fund Shares.

U.S. Tax Certification Rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, a 30% withholding tax is imposed on income dividends paid by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the United States and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the applicable withholding agent, which will, in turn, report information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

OTHER INFORMATION

Shareholder inquiries may be made by writing to the Trust, c/o Virtus ETF Advisers LLC, 31 West 52nd Street, 16th Floor, New York, NY 10019.

FINANCIAL STATEMENTS

The audited financial statements of the Funds, including the financial highlights pertaining thereto, and the report of PricewaterhouseCoopers LLP, which are contained in the Fund’s Form N-CSR  for the fiscal year ended October 31, 2024, are incorporated herein by reference and made a part of this SAI.

APPENDIX A

CREDIT QUALITY RATINGS

The Fund may acquire from time to time debt securities as described in the Prospectus and this SAI. The Fund is not restricted with respect to yield, maturity, or credit quality of any debt securities, so that the Fund may purchase debt securities that are of high quality “investment grade” (“Investment-Grade Debt Securities”) or of lower quality with significant risk characteristics (e.g., “junk bonds”). The various ratings used by nationally recognized statistical rating organizations (each an “NRSRO”) are described below.

A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of Investment-Grade Debt Securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD& POOR’S® RATINGS SERVICES. The following summarizes the highest four ratings used by Standard& Poor’s Ratings Services (“S&P”), a division of S&P Global, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Adviser:

AAA –An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated AA differs from AAA obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC and C are not considered by the Adviser to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations may likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) designation to show relative standing within the major rating categories.

Short-term obligations rated A-1 by S&P indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus (+) designation. This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY’S INVESTORS SERVICE, INC. Moody’s Investors Service, Inc. (“Moody’s”) long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default. The highest four ratings are deemed to be Investment-Grade Securities by the Adviser:

Aaa – Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Adviser. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Obligation Ratings – There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings – In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings

AAA – Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. AA ratings denote expectation of low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. A ratings denote expectation of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Adviser to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible default risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC and C are regarded as a high credit risk. A rating CCC indicates a substantial credit risk, while a rating CC indicates a high level of risk, and a rating C signals exceptionally high levels of credit risk. “RD” ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond or other material financial obligations but which has not entered into bankruptcy filings or other formal winding-up procedure and which has not otherwise ceased operating. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings or other formal wind-up procedure, or which has otherwise ceased business.

Short-Term Ratings

F1 – Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

F2 – Good credit quality. The rating F2 indicates a good intrinsic capacity for timely payment of financial commitments.

F3 – Fair credit quality. The rating F3 indicates the intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C and D by Fitch are considered by the Adviser to be below investment-grade securities. Short-term securities rated C have a high default risk and securities rated D indicate a broad-based default event for an entity or the default of a short-term obligation.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings AAA category or to the categories below B. The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

While the foregoing descriptions of the ratings systems used by the Adviser distinguishes between “Investment-Grade Debt Securities” and more speculative debt securities, as stated above the Fund is not limited with respect to the yield, maturity or credit quality of the debt securities in which they invest. Accordingly, the Fund’s portfolio may be invested in Investment-Grade Debt Securities or debt securities that are not Investment-Grade Debt Securities in any proportion.

APPENDIX B

TRUST PROXY VOTING POLICY AND PROCEDURES

1. Purpose and Delegation. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by each series (individually, a “Fund” and collectively, the “Funds”) of ETFis Series Trust I and Virtus ETF Trust II (individually, a “Trust” and collectively, the “Trusts”). The board of Trustees of the Trust (the “Board”) believes that while typically each Fund’s Sub-Adviser is in the best position to make individual voting decisions for such Fund, there may also be times when the Board determines that the Adviser or another person or group of persons is in the best position to make such voting decisions (such person or group of persons, the “Proxy Voting Manager”). Therefore, subject to the oversight of the Board, each Fund’s Proxy Voting Manager is hereby delegated the duty to make proxy voting decisions for such Fund, and to implement and undertake such other duties as set forth in, and consistent with, these Policies and Procedures.

2. Definitions

(a) Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b) Proxy Voting Manager. Proxy Voting Manager, as used herein, refers to the Adviser, Sub-Adviser or other person(s) to which the duty to make proxy voting decisions for a Fund has been delegated. With respect to such Fund, the Proxy Voting Manager is responsible for supervising and implementing these Policies and Procedures.

3. Policy for Voting Proxies.

(a) Fiduciary Considerations. Voting authority must be exercised in a manner that is in the best interest of the shareholders of the Fund, and may include a determination that it is in the best interest of the shareholders of the Fund to refrain from exercising voting authority in certain circumstances. Any conflict of interest must be resolved in a manner that is in the best interest of the shareholders of the Fund.

(b) Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight. The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interest of the Fund’s shareholders.

(c) Routine Proposals. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) with respect to securities should generally be voted in favor of management.

(d) Non-Routine Proposals. Votes on non-routine matters and votes against a management’s recommendations with respect to securities are voted as determined by the Proxy Voting Manager to be in the best interest of the Fund’s shareholders.

(e) Investment Companies. The Proxy Voting Manager may determine that it is in the best interest of the shareholders of the Fund to vote the shares of an investment company in the same proportion as the vote of all other holders of such shares. The Proxy Voting Manager must keep records of this determination, including records indicating whether the Fund relies upon Section 12(d)(1)(F) of the Investment Company Act of 1940 (the “1940 Act”) or a particular order of the U.S. Securities and Exchange Commission (the “SEC”) to invest in other investment companies.

4. Conflicts of Interest. The Trust recognizes that under certain circumstances a Proxy Voting Manager may have a conflict of interest in voting proxies on behalf of a Fund. Such circumstances may include, but are not limited to, situations where a Proxy Voting Manager or one or more of its affiliates, including, without limitation, officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Proxy Voting Manager shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Proxy Voting Manager with respect to voting proxies on behalf of a Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Proxy Voting Manager’s business, and to bring any conflict of interest of which they become aware to the attention of the Proxy Voting Manager. The Proxy Voting Manager shall not vote proxies relating to such issuers on behalf of a Fund until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Proxy Voting Manager’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Voting Manager determines that a conflict of interest is not material, the Proxy Voting Manager may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Board and the Proxy Voting Manager shall follow the instructions of the Board or (ii) the Proxy Voting Manager shall vote the issue in question based upon the recommendation of an established, independent third party with qualifications to vote proxies so long as the Board has approved this course of action for the issue in question (if approval is requested at a time other than a regularly scheduled meeting of the Board, the Chief Compliance Officer of the Fund may approve this course of action for the issue in question and provide a report at the next regularly scheduled meeting of the Board). The Proxy Voting Manager shall keep a record of all materiality decisions and report them to the Board no less frequently than annually.

B-1

5. Proxy Voting Procedures. Proxy voting will be conducted in compliance with the policies and practices described herein and is subject to the Proxy Voting Manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Each Proxy Voting Manager shall maintain records regarding the voting of proxies under these Policies and Procedures.

The Trust acknowledges that certain of the Proxy Voting Managers to the various Funds have adopted voting policies and procedures for their clients that have been delivered to the Trust. To the extent that a Proxy Voting Manager has not adopted such policies and procedures, it shall adopt the policies and procedures provided herein as its own and shall otherwise vote all proxies in what it believes is the best interest of the Fund’s shareholders. To the extent that a Proxy Voting Manager’s policies and procedures are consistent with these Policies and Procedures, the Proxy Voting Manager may implement them with respect to voting proxies on behalf of each Fund managed by such Proxy Voting Manager. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supersede any comparable provisions of any Proxy Voting Manager’s policies and procedures.

6. Form N-PX. The Proxy Voting Manager shall gather, collate and present information relating to the proxy voting activities of itself and/or its delegate(s) in such format and medium as the Fund shall request in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act. A record of each proxy vote will be entered on Form N-PX. A copy of each Form N-PX will be signed by the President of the Trust. The Form is to be filed by August 31 each year. Each reporting period covered by the Form N-PX runs from July 1 to June 30. The Trust will disclose in its annual and semi-annual reports to shareholders and in its registration statement (in the SAI) filed with the SEC that the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge upon request at toll-free telephone number for the Fund) and is also available on the SEC’s website at www.sec.gov.

B-2

PROSPECTUS | February 28, 2025

Virtus WMC International Dividend ETF
(Ticker: VWID)

a series of the
ETFIS SERIES TRUST I

The Virtus WMC International Dividend ETF (the “Fund”) is an exchange-traded fund (“ETF”).
Shares of the Fund are listed on Cboe BZX Exchange, Inc. (the “Exchange”) and trade at market prices.
The market price for the Fund’s shares may be different from its net asset value per share.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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RISK/RETURN SUMMARY INFORMATION

INVESTMENT OBJECTIVE

The Virtus WMC International Dividend ETF (the “Fund”) seeks income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may incur customary brokerage commissions, and may pay other fees to financial intermediaries, when buying or selling Shares of the Fund, which are not reflected in the table or example set forth below.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee(1)	0.49%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.49%

(1)	The management fee is structured as a “unified fee,” out of which the Fund’s adviser pays all of the ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Fund’s management fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund.

Example.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$50	$157	$274	$616

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2024, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its objective by investing in equity securities that Wellington Management Company LLP, the Fund’s sub-adviser (the “Sub-Adviser”), believes will generate a higher dividend yield than is generally provided by equity markets in developed ex-U.S. countries, as measured by the MSCI World ex USA Index, over a full market cycle (“dividend-paying equity securities”) within a framework that attempts to manage portfolio risk. Under normal market conditions, the Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in dividend-paying equity securities. The Fund invests primarily in equity securities of foreign issuers of any market capitalization. The principal types of equity securities in which the Fund invests are common and preferred stock, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and real estate investment trusts (“REITs”).

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The Sub-Adviser employs a systematic process to evaluate a security for purchase or sale by the Fund that is based on quantitative and qualitative research and analysis. The investment universe includes all securities included in the MSCI World ex USA Index, although based on the Sub-Adviser’s systematic process, the Fund’s portfolio will include a smaller, targeted subset of those securities. In determining which securities to purchase or sell, the Sub-Adviser considers the risk characteristics of the securities in the context of seeking to achieve the Fund’s overall portfolio objective. Yield is the primary risk characteristic evaluated by the Sub-Adviser, and as such forecasted dividend yields are used where possible to make the yield target of a security forward looking. The portfolio construction process also seeks to minimize portfolio risks including industry, country, and currency risks by gaining exposure to a smaller, targeted subset of securities within the investment universe that are intended to be diversified across industries and countries.

Under normal market conditions, the Fund’s investments will provide exposure to investments that are economically tied to at least three different countries outside of the U.S. The Fund considers an issuer to be outside of the U.S. if: (i) it is organized under the laws of, or maintains a principal place of business in, a country outside the U.S.; (ii) the principal trading market for its securities is in a country outside the U.S.; or (iii) during its most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in a country outside the U.S., or has at least 50% of its assets in a country outside the U.S.

From time to time the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular sectors, countries or geographic regions. As of October 31, 2024, the Fund focused its investments in the financial sector and in Asia and Europe.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

Dividend Paying Securities Risk. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future, and may reduce or eliminate future dividends or distributions at any time and for any reason. If the dividends or distributions received by the Fund decrease, the Fund may have less income to distribute to the Fund’s shareholders.

Equity Securities Risk. The value of the equity securities held by the Fund may be negatively affected by the financial market, industries in which the Fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

Foreign Securities Risk. Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk. Additionally, to the extent that the underlying assets of the Fund trade on an exchange that is closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying asset and stale asset pricing (i.e., the last quote from the foreign exchange market), resulting in premiums or discounts to NAV that are greater than those experienced by other ETFs.

Country/Geographic Region Risk. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, it is more likely to be impacted by events or conditions affecting that country or region.

Sector Focus Risk. To the extent the Fund focuses its investments in one or more sectors, this may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences and changes affecting companies in those sectors. As the Fund’s investments in a sector increase, so does the potential for fluctuation in the net asset value (“NAV”) of the Fund.

Small and Medium Capitalization Companies Risk. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Fund.

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Issuer Risk. The performance of the Fund depends on the performance of the issuers of the individual securities in which Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Shares, to decline.

Depositary Receipts Risk. Investments in foreign companies through depositary receipts may expose the Fund to the same risks as direct investments in securities of foreign issuers.

REIT Securities Risk. Investments in REITs subject the Fund to, among other things, risks associated with investing in the securities of companies principally engaged in the real estate sector, which include: the cyclical nature of real estate values; risks related to general and local economic conditions; overbuilding and increased competition; demographic trends; and increases in interest rates and other real estate capital market influences.

Preferred Stocks Risk. Preferred stocks may decline in price and fail to pay dividends when expected.

Market Risk. Investments in foreign companies through depositary receipts may expose the Fund to the same risks as direct investments in securities of foreign issuers.

Management Risk. The Sub-Adviser’s judgments about the attractiveness and potential appreciation of a security or other asset may prove to be inaccurate and may not produce the desired results.

Quantitative Model Risk. The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance.

Small Fund Risk. The Fund may experience low trading volume and wide bid/ask spreads, and may be delisted if it does not meet certain conditions of the Exchange, which could negatively impact the value of the Fund.

ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade at a discount to NAV and possibly face delisting.

•Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings, and the Fund cannot be predicted whether Shares will trade below, at or above their NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

•No Assurance of Active Trading Market Risk. Although the Shares in the Fund are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares of the Fund. In times of market stress, market makers or Authorized Participants may step away from their respective roles in making a market in the Fund’s Shares, which could lead to wider bid/ask spreads and variances between the market price of the Fund’s Shares and their underlying value.

•Fund Shares Liquidity Risk. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the ETF’s NAV and market price.

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PERFORMANCE INFORMATION

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns for one year, five years, and since inception compared with a broad-based index and a style-specific index (one reflecting the market segments in which the Fund invests), in that order. For periods prior to July 20, 2020, performance shown is that of the Fund using a factor-based global equity investment strategy. Therefore, the performance shown for periods prior to July 20, 2020 may have differed had the Fund’s current investment strategy been in effect. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by calling the Fund at (888) 383-0553.

30%
20%
10%
0%
-10%
-20%
23.93%
17.00%
11.40%
4.97%
3.50%
(10.20)%
(6.01)%
2018
2019
2020
2021
2022
2023
2024

•During the periods shown in the bar chart, the highest return for a calendar quarter was 18.15% (quarter ended 6/30/2020).

•During the periods shown in the bar chart, the lowest return for a calendar quarter was (22.22)% (quarter ended 03/31/2020).

Average Annual Total Returns – (For the Period Ended December 31, 2024)	1 Year	5 Years	Since Inception(1)
Before taxes	3.50%	5.88%	6.30%
After taxes on distributions(2)	2.42%	4.09%	4.79%
After taxes on distributions and sale of shares(2)	2.82%	4.15%	4.58%
MSCI ACWI ex USA Index (reflects no deduction for fees, expenses or taxes)	5.53%	4.10%	3.93%
MSCI World ex USA Value Index (net) (reflects no deduction for fees, expenses or taxes)	6.65%	5.50%	4.08%

(1)	The Fund commenced operations on October 10, 2017.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Shares at the end of the measurement period.

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MANAGEMENT OF THE FUND

Investment Adviser and Sub-Adviser

Virtus Investment Advisers, LLC (“VIA”) is the Fund’s investment adviser (the “Adviser”). ETFis Series Trust I (the “Trust”) and the Adviser have engaged Wellington Management Company LLP as the Fund’s sub-adviser (the “Sub-Adviser”) to manage the Fund’s investments, subject to the oversight and supervision of the Adviser and the Board of Trustees (the “Board”) of the Trust. Prior to January 1, 2025, Virtus ETF Advisers LLC (“VEA”) was the Fund’s investment adviser. Effective January 1, 2025, VEA’s rights and obligations under the investment advisory, subadvisory and expense limitation agreements for the Trust have been transferred to, and assumed by, VIA. Both VIA and VEA are wholly owned indirect subsidiaries of Virtus Investment Partners, Inc.

Portfolio Managers

The following employees of the Sub-Adviser are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio: Thomas S. Simon, CFA, FRM (since October 2017) and Matt J. Kyller, CFA (since July 2022).

PURCHASE AND SALE OF FUND SHARES

Unlike conventional investment companies, the Fund generally issues and redeems Shares on a continuous basis, at NAV, in aggregate blocks of Shares or multiples thereof (“Creation Units”). The Fund’s Creation Units may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Shares only on the Exchange through a broker-dealer. Shares of the Fund will trade on the Exchange at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.virtusetfs.com.

TAX INFORMATION

The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Sub-Adviser or their respective affiliates may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING THE FUND’S INVESTMENT OBJECTIVE, STRATEGY AND RISKS

Additional Information Regarding the Fund’s Objective. The Fund seeks income. The investment objective of the Fund may be changed by the Board without shareholder approval upon 60 days’ notice to the shareholders. There is no guarantee that the Fund will achieve its objective.

Additional Information Regarding the Fund’s Principal Investment Strategy. The Fund is an actively managed ETF that seeks to achieve its objective by investing in dividend-paying equity securities within a framework that attempts to manage portfolio risk. Under normal market conditions, the Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in dividend-paying equity securities. The Fund invests primarily in equity securities of foreign issuers of any market capitalization. The principal types of equity securities in which the Fund invests are common and preferred stock, ADRs, GDRs, and REITs.

The Sub-Adviser employs a systematic process to evaluate a security for purchase or sale by the Fund that is based on quantitative and qualitative research and analysis. The investment universe includes all securities included in the MSCI World ex USA Index, although based on the Sub-Adviser’s systematic process, the Fund’s portfolio will include a smaller, targeted subset of those securities. In determining which securities to purchase or sell, the Sub-Adviser considers the risk characteristics of the securities in the context of seeking to achieve the Fund’s overall portfolio objective. Yield is the primary risk characteristic evaluated by the Sub-Adviser, and as such forecasted dividend yields are used where possible to make the yield target of a security forward looking. The portfolio construction process also seeks to minimize portfolio risks including industry, country, and currency risks by gaining exposure to a smaller, targeted subset of securities within the investment universe that are intended to be diversified across industries and countries.

Under normal market conditions, the Fund’s investments will provide exposure to investments that are economically tied to at least three different countries outside of the U.S. The Fund considers an issuer to be outside of the U.S. if: (i) it is organized under the laws of, or maintains a principal place of business in, a country outside the U.S.; (ii) the principal trading market for its securities is in a country outside the U.S.; or (iii) during its most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in a country outside the U.S., or has at least 50% of its assets in a country outside the U.S.

From time to time the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular sectors, countries or geographic regions. As of October 31, 2024, the Fund focused its investments in the financial sector and in Asia and Europe.

In addition to the Fund’s principal investment strategies discussed above, the Fund may also invest in cash, cash equivalents or money market instruments, such as repurchase agreements, and money market funds. Although the Fund invests primarily in equity securities, the Sub-Adviser may seek to implement the Fund’s investment strategy through investments in ETFs and other registered investment companies.

The Fund may use derivative instruments, such as futures contracts and forward foreign currency contracts, as a substitute for investing directly in an underlying security, to seek to enhance returns, to seek to manage or reduce exposure/risk, or to seek to manage foreign currency risk.

Please see the Fund’s Statement of Additional Information (the “SAI”) for additional information about the securities and investment strategies described in this prospectus and about additional securities and investment strategies that may be used by the Fund.

Additional Information Regarding the Fund’s Principal Risks.

Dividend Paying Securities Risk. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. An issuer may reduce or eliminate future dividends or distributions at any time and for any reason. The value of a security of an issuer that has paid dividends in the past

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may decrease if the issuer reduces or eliminates future payments to its shareholders. If the dividends or distributions received by the Fund decrease, the Fund may have less income to distribute to the Fund’s shareholders. Dividend paying securities can fall out of favor with the market, causing the Fund to underperform funds that do not focus on dividend paying securities during such periods. In addition, securities with higher dividend yields can be sensitive to interest rate movements: when interest rates rise, the prices of these securities may tend to fall. Conversely, the prices of higher yielding securities may tend to rise when interest rates fall. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds.

Equity Securities Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, which results in holders of common stock being subject to more risks than holders of preferred stocks or debt instruments of such issuers in the event of bankruptcy of such issuers.

Foreign Securities Risk. Investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. There is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign markets also involve currency risk, which is the risk that the values of the Fund’s investments denominated in foreign currencies will decrease due to adverse changes in the value of the U.S. dollar relative to the value of foreign currencies. Additionally, to the extent that the underlying assets of the Fund trade on an exchange that is closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying assets and stale assets pricing (i.e., the last quote from the foreign exchange market), resulting in premiums or discounts to net asset value (“NAV”) that are greater than those experienced by other ETFs.

Country/Geographic Region Risk. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to that region or country’s economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a significant portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments. Adverse conditions in a certain region or country can also adversely affect securities of issuers in other countries whose economies appear to be unrelated.

•European Investment Risk. Investments in certain countries in the European Union (“EU”), such as Greece, Spain, Ireland, Italy and Portugal, are susceptible to high economic risks due to concerns about rising government debt levels, ability to service debt and potential for defaults. Efforts of the EU’s member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. Separately, the EU faces issues involving its membership, structure, procedures, and policies. The exit of one or more member states from the EU, such as the recent departure of the United Kingdom (“UK”) (commonly referred to as “Brexit”), will likely place the EU’s currency and banking system in jeopardy and result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s EU investments.

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•Asian Investment Risk. Investing in Asia involves many of the same risks as investing in foreign securities. In addition, since Asia includes both developed and emerging markets, investments by the Fund will be subject to the risks associated with investments in such markets. Performance is expected to be closely tied to social, political, and economic conditions within Asia and to be more volatile than the performance of more geographically diversified funds.

Sector Focus Risk. To the extent the Fund has significant exposure to one or more sectors, this may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences and changes affecting companies in those sectors. As the Fund’s investments in a sector increase, so does the potential for fluctuation in the NAV of the Fund.

•Financial Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial sector. Companies in the financial sector are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Unstable interest rates can have a disproportionate effect on companies in the financial sector, which could adversely affect the profitability of such companies. Companies in the financial sector whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.

Small and Medium Capitalization Companies Risk. Investing in the securities of small and medium capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small and medium capitalization companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small and medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of their shares without an unfavorable impact on prevailing prices. Small and medium capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small and medium capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies. Small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate. The foregoing risks are generally increased for smaller capitalization companies as compared to companies with larger capitalizations.

Issuer Risk. The performance of the Fund depends on the performance of the issuers of the individual securities in which Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Shares, to decline.

Depositary Receipts Risk. Changes in foreign currency exchange rates will affect the value of depositary receipts, such as ADRs and GDRs, and, therefore, may affect the value of the Fund’s portfolio. There is no guarantee that a financial institution will continue to sponsor a depositary receipt, or that the depositary receipt will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt.

REIT Securities Risk. Investments in securities of REITs are subject to the risks associated with investing in the securities of companies principally engaged in the real estate sector, which include: the cyclical nature of real estate values; risks related to general and local economic conditions; overbuilding and increased competition; demographic trends; and increases in interest rates and other real estate capital market influences. Investments in securities of REITs are also subject to the risk that the value of the Shares will be negatively affected by factors specific to investing through a pooled vehicle, such as through poor management of the REIT or REIT-like entity, concentration risk, or other risks typically associated with investing in small or medium capitalization companies.

Preferred Stocks Risk. Unlike interest payments on debt securities, dividend payments on a preferred stock typically must be declared by the issuer’s board of directors. In addition, in the event an issuer of preferred stock experiences economic difficulties, the issuer’s preferred stock may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend and the fact that the preferred stock may be subordinated to other securities of the same issuer.

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Market Risk. The value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Fund’s control, including the quality of the Fund’s investments, economic conditions, adverse investor sentiment, poor management decisions, lower demand for a company’s goods or services, and general market conditions. In a declining market, the prices for all securities (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. Security values tend to move in cycles, with periods when securities markets generally rise and periods when they generally decline. In addition, local, regional or global events such as war (e.g., Russia’s invasion of Ukraine and the Israel-Hamas war), acts of terrorism, natural or environmental disasters, the spread of infectious illnesses or other public health issues, recessions, or other events could have a significant impact on the Fund, its investments and the trading of its Shares.

Management Risk. Because the Fund is actively managed, an investment in the Fund is subject to the risk that the investment process, techniques and risk analyses applied by the Sub-Adviser will not produce the desired results, and that the Fund’s investments may underperform the market or applicable benchmarks. The NAV of the Shares changes daily based on the performance of the securities and other instruments in which the Fund invests. Different types of securities and other instruments tend to shift into and out of favor with investors depending on market and economic conditions. There is no guarantee that the Sub-Adviser’s judgments about the attractiveness or value of, or potential income from, particular investments will be correct or produce the desired results. If the Sub-Adviser fails to accurately judge potential investments, the Share price may be adversely affected.

Quantitative Model Risk. The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the information and data used in building the quantitative analytical framework, the decisions made by the Sub-Adviser in reliance thereon, the accuracy and completeness of historical data supplied by third parties, and changing sources of market returns.

Small Fund Risk. The Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the Exchange. If the Fund were to be required to delist from the Exchange, the value of the Fund may rapidly decline and performance may be negatively impacted. In addition, any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.

ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares may trade at a discount to NAV and possibly face delisting.

•Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by those brokers. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Shares have more trading volume and market liquidity and higher if the Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

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•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of Shares on the Exchange or any other exchange on which Shares are traded. It cannot be predicted whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund trading individually or in the aggregate at any point in time. The market prices of Shares may deviate significantly from the NAV of the Shares during periods of market volatility. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV. For example, during a “flash crash,” the market prices of the Shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell Shares at these temporarily low market prices.

•Early Closing Risk. An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell Shares on that day.

•Fund Shares Liquidity Risk. Trading in Shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the Shares will continue to be met or will remain unchanged. During stressed market conditions, the liquidity of Shares may be less than the liquidity of the securities in the Fund’s portfolio, which may be significantly less than the liquidity of other ETFs.

•No Assurance of Active Trading Market Risk. Although the Shares are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares. Further, market makers (other than lead market makers) have no obligation to make markets in the Shares and may discontinue doing so at any time without notice.

•Redeeming Risk. Shares generally may be redeemed only in Creation Units and only by Authorized Participants. All other persons or entities transacting in Shares must generally do so in the secondary market.

In addition to the principal risks discussed above, an investment in the Fund is also subject to the following risks:

Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset or market factor (collectively, “reference assets”). In addition to risks relating to the reference assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the reference asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost.

Risks of Investing in Underlying ETFs and Other Registered Investment Companies. The Fund may invest in ETFs or other registered investment companies. Through its positions in ETFs and other registered investment companies, the Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETF or other registered investment company could decrease (or increase). In addition to the risks associated with the underlying assets held by an ETF, investments in ETFs are subject to the

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following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; and (3) trading an ETF’s shares may be halted by the listing exchange. Further, a passively managed ETF or other registered investment company may not track the performance of the reference asset and may hold troubled securities or other investments. Investments in ETFs and other registered investment companies may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs or other registered investment companies in which it invests.

Foreign Currency Hedging Risk. The Fund may engage in various transactions, including forward foreign currency contracts, to hedge currency risk, but is not required to do so. The use of foreign currency transactions involves risks, including the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. While foreign currency transactions may reduce the risk of loss from a change in value of a currency, they also limit any potential gains, do not protect against fluctuations in the value of the underlying position, and are subject to counterparty risk. The successful use of foreign currency transactions also depends on the ability of the Sub-Adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the Sub-Adviser’s judgment will be accurate. The use of foreign currency transactions also exposes the Fund to the general risks of investing in futures contracts, including the risk of an illiquid market and the risk of adverse regulatory actions. Any of these factors may cause the Fund to lose money on its foreign currency transactions.

Futures Contracts Risk. The successful use of futures contracts depends upon the Sub-Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations, including: imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; losses caused by unanticipated market movement, which are potentially unlimited; the Sub-Adviser’s inability to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors; the possibility that a counterparty will default in the performance of its obligations; the possibility that the Fund may have insufficient cash and have to sell securities from its portfolio to meet the daily variation margin requirements at a time when it may be disadvantageous to do so; the possibility that a failure to close a position may result in delivery of an illiquid commodity to the Fund or that rapid selling to avoid delivery may result in unfavorable execution prices; and possible inefficiencies that are created by the need to “roll contracts” (i.e., sell out of a contract that is nearing delivery or settlement in favor of a contract with a delivery or settlement date that is further into the future). If the Sub-Adviser applies a hedge in the Fund’s portfolio at an inappropriate time or judges market movements incorrectly, futures strategies may lower the Fund’s return.

Repurchase Agreements Risk. Repurchase agreements involve the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money. This risk is magnified to the extent that a repurchase agreement is secured by securities other than cash or U.S. Government securities.

Temporary Defensive Positions. In certain adverse market, economic, political or other conditions, the Fund may temporarily depart from its normal investment policies and strategies. At such times, the Fund may invest in cash or cash equivalents, such as money market instruments, and to the extent permitted by applicable law and the Fund’s investment restrictions, shares of other investment companies, including money market funds. Under such circumstances, the Fund may invest up to 100% of its assets in these investments and may do so for extended periods of time. To the extent that the Fund invests in money market instruments or other investment companies, shareholders of the Fund would indirectly pay both the Fund’s expenses and the expenses relating to those other investment companies with respect to the Fund’s assets invested in such investment companies. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Disclosure of Portfolio Holdings. The Fund’s portfolio holdings are disclosed on the Fund’s website (www.virtusetfs.com) daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

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MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Virtus Investment Advisers, LLC (formerly known as Virtus Investment Advisers, Inc.) (“VIA” or the “Adviser”), located at One Financial Plaza, Hartford, Connecticut 06103, serves as the investment adviser to the Funds. VIA, an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business, acts as the investment adviser for over 60 mutual funds. VIA has acted as an investment adviser for over 80 years. As of December 31, 2024, VIA had approximately $44.3 billion in assets under management.

The Adviser is responsible for the oversight and management of all service providers to the Trust. The Adviser has engaged the Sub-Adviser to manage the Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight and supervision of the Adviser and the Board, and will oversee the Sub-Adviser’s compliance with the terms and conditions of the SEC rule on which the Fund relies to operate as an ETF, as well as the Trust’s related policies and procedures. The Adviser also assists with: (a) non-advisory operations of the Fund, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of the Fund’s prospectus and statement of additional information, (d) the preparation of reports to be filed with the SEC and other regulatory authorities, and (e) maintaining certain of the Fund’s records.

Adviser Compensation. The Adviser receives a monthly advisory fee from the Fund at the annual rate of 0.49% of the Fund’s average daily net assets (the “Advisory Fee”). The Advisory Fee is structured as a “unified fee.” Accordingly, in consideration of the fees paid with respect to the Fund, the Adviser has agreed to pay all of the ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Adviser’s fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund.

INVESTMENT SUB-ADVISER

The Fund’s sub-adviser is Wellington Management Company LLP (the “Sub-Adviser”), a Delaware limited liability partnership with its principal offices located at 280 Congress Street, Boston, MA 02210. The Sub-Adviser serves in that capacity pursuant to a sub-advisory contract (the “Sub-Advisory Agreement”) with the Adviser and the Trust, on behalf of the Fund, as approved by the Board. The Sub-Adviser makes day-to-day investment decisions for the Fund and selects broker-dealers for executing portfolio transactions, subject to the Sub-Adviser’s best execution obligations and the Trust’s and the Sub-Adviser’s brokerage policies. The Adviser, however, will continue to have overall responsibility for the management and investment of the assets and responsibility for all advisory services furnished by the Sub-Adviser, and will supervise the Sub-Adviser in the performance of its duties for the Fund pursuant to written policies and procedures designed to prevent violations of applicable laws and regulations, Board procedures, and the provisions of the Fund’s prospectus and SAI, as supplemented from time to time.

The Sub-Adviser has served as the sub-adviser of the Fund since the inception of the Fund’s operations. The Sub-Adviser is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. The Sub-Adviser and its predecessor organizations have provided investment advisory services for over 80 years. The Sub-Adviser is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2024, the Sub-Adviser and its investment advisory affiliates had approximately $1.24 trillion in client assets under management.

Sub-Adviser Compensation. For services provided to the Fund, the Adviser pays the Sub-Adviser a fee, payable monthly in arrears, equal to an annualized rate of 0.21% of the Fund’s average daily net assets.

Disclosure Regarding Approval of Advisory and Sub-Advisory Agreements. A discussion regarding the basis for the Board’s most recent approval of the investment advisory and sub-advisory agreements for the Fund is available in the Fund’s most recent reports filed on form N-CSR for the fiscal period ended April 30, 2024. You may obtain a copy of the Fund’s annual and semi-annual reports and annual and semi-annual financial statements, without charge, upon request to the Fund.

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PORTFOLIO MANAGERS

The following employees of the Sub-Adviser are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and has served in such position since the date indicated below:

•Thomas S. Simon, CFA, FRM, Portfolio Manager (since October 2017).

Mr. Simon is Senior Managing Director and Portfolio Manager within the Investment Strategy group of the Sub-Adviser. Mr. Simon joined the Sub-Adviser in 2009 and has been an investment professional since 2001.

•Matt J. Kyller, CFA, Portfolio Manager (since July 2022).

Mr. Kyller is Managing Director and Portfolio Manager within the Investment Strategy group of the Sub-Adviser. Mr. Kyller joined the Sub-Adviser in 2015 and has been an investment professional since 2006.

Additional Information. Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares of the Fund is available in the Fund’s SAI.

BOARD OF TRUSTEES

The Fund is a diversified series of the Trust, an open-end management investment company organized as a Delaware statutory trust on September 20, 2012. The Board supervises the operations of the Trust and the Fund according to applicable state and federal law, and is responsible for the overall management of the Fund’s business affairs.

OPERATIONAL ADMINISTRATOR

Virtus ETF Solutions, LLC (the “Administrator”), located at 31 West 52nd Street, 16th Floor, New York, NY 10019, serves as the Fund’s operational administrator. The Administrator supervises the overall administration of the Trust and the Fund including, among other responsibilities, the coordination and day-to-day oversight of the Fund’s operations, the service providers’ communications with the Fund and each other, and assistance with Trust, Board and contractual matters related to the Fund and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust.

ACCOUNTING SERVICES ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

The Bank of New York Mellon (“BNY”), located at 240 Greenwich Street, New York, NY 10286, directly and through its subsidiary companies, provides necessary administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as the Fund’s accounting services administrator. BNY also serves as the custodian for the Fund’s assets, and serves as transfer agent and dividend paying agent for the Fund.

DISTRIBUTOR

VP Distributors, LLC (the “Distributor”), located at One Financial Plaza, Hartford, CT 06103, serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust and the Fund.

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, PA 19103, serves as counsel to the Trust and the Independent Trustees.

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EXPENSES OF THE FUND

The Fund pays all expenses not assumed by the Adviser. General Trust expenses that are allocated among and charged to the assets of the Fund and other series of the Trust are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of the Fund and other series of the Trust or the nature of the services performed and relative applicability to the Fund and other series of the Trust.

INVESTING IN THE FUND

DISTRIBUTION AND SERVICE PLAN

The Board has adopted on behalf of the Fund a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the respective Fund’s assets, and over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

The Adviser, the Sub-Adviser or their respective affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

DETERMINATION OF NET ASSET VALUE

The NAV of the Shares for the Fund is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of Shares outstanding. Interest and investment income on the Fund’s assets accrue daily and are included in the Fund’s total assets. Expenses and fees (including investment advisory, management, administration and distribution fees, if any) accrue daily and are included in the Fund’s total liabilities. The NAV that is published is rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV is calculated to five decimal places.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures approved by, and under the direction of, the Board. In determining the value of the Fund’s assets, portfolio securities are generally valued at market using quotations from the primary market in which they are traded. Debt securities (other than short-term investments) are valued on the basis of broker quotes or valuations provided by a pricing service, which in determining value utilizes information regarding recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the NAV. The Fund normally uses third party pricing services to obtain market quotations.

The Board has designated the Adviser to serve as its valuation designee, pursuant to Rule 2a-5 under the Investment Company Act of 1940 (“1940 Act”), to perform the fair value determinations relating to any or all Fund investments. Accordingly, securities and assets for which market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued by the Adviser at fair value as determined in good faith under policies approved by the Board. Fair value pricing may be used, for example, in situations where (i) portfolio securities, such as securities with small capitalizations, are so thinly traded that there have been no transactions for that security over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to change the value of the portfolio security prior to the Fund’s NAV calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. Pursuant to policies adopted by the Board, the Adviser consults with BNY and the Sub-Adviser on a regular basis regarding the need for fair value pricing. Fair value pricing is intended to result in a calculation of the Fund’s NAV

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that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. If the fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, you may receive more or less proceeds or Shares from redemptions or purchases of Shares, respectively, than you would have otherwise received if the portfolio security were priced using the Fund’s normal pricing procedures, which could result in the market prices for Shares deviating from NAV. The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. The Board oversees the Adviser in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

To the extent the assets of the Fund are invested in other open-end investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

The NAV is determined as of the close of regular trading on the Exchange, normally 4:00 p.m. Eastern time, on each day that the Exchange is open for business. Currently, the Exchange is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of Shares have tracked the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year is available without charge on the Fund’s website at www.virtusetfs.com.

FREQUENT TRADING

Unlike traditional mutual funds, Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and the vast majority of trading in the Shares occurs on the secondary market. Because secondary market trades do not involve the Fund directly, those trades are unlikely to cause many of the harmful effects of frequent purchases and redemptions of Shares, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. In addition, direct trading on a short-term basis by Authorized Participants is critical to ensuring that the Shares trade at or close to NAV. The Fund also imposes transaction fees on purchases and redemptions of Creation Units by Authorized Participants, which are designed to offset the Fund’s transaction costs associated with issuing and redeeming Creation Units. Given this structure, the Board determined that it is not necessary to adopt policies and procedures with respect to frequent purchases and redemptions of Shares by Fund shareholders. The Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive or excessive trading in Creation Units. The Fund also reserves the right to reject any redemption order in accordance with applicable law.

The Board has instructed the officers of the Trust to review reports of purchases and redemptions of Creation Units on a regular basis to determine if there is any unusual trading in the Shares. The officers of the Trust will report to the Board any such unusual trading in Creation Units that is disruptive to the Fund. In such event, the Board may reconsider its decision not to adopt market timing policies and procedures.

DISTRIBUTIONS

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to shareholders. The Fund expects to distribute substantially all of its net investment income quarterly and its net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital

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gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in October, November, or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

At the time you purchase your Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

FEDERAL INCOME TAXES

FUND DISTRIBUTIONS

The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

SALE OF FUND SHARES

A sale of Shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

TAX TREATMENT OF FUND SHAREHOLDERS

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Fund distributions and gains from the sale of your Shares generally are subject to state and local taxes.

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Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends paid by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the Internal Revenue Service (“IRS”), which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). Information about a shareholder in the Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

WITHHOLDING

By law, if you do not provide your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. Withholding is also imposed if the IRS requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

CREATION UNITS

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant’s aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming such Creation Units are held as a capital asset.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

This discussion of “Federal Income Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund. For additional information, see the “Taxation” section of the Statement of Additional Information.

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FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains a website for the Fund at www.virtusetfs.com. The website for the Fund contains the following information, on a per-Share basis, for the Fund: (i) the prior Business Day’s NAV and market price; (ii) the 30-day median bid-ask spread; (iii) the reported midpoint of the bid-ask spread at the time of NAV calculation (the “Bid-Ask Price”); (iv) a calculation of the premium or discount of the Bid-Ask Price against such NAV; and (v) data in chart format displaying the frequency distribution of discounts and premiums of the Bid-Ask Price against the NAV, within appropriate ranges, for each of the four previous calendar quarters (or for the life of the Fund if, shorter). In addition, on each Business Day, before the commencement of trading in Shares on the Exchange, the Trust discloses on the Fund’s website the identities and quantities of the portfolio securities and other assets held by the Fund that will form the basis for the calculation of NAV at the end of the Business Day.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

OTHER INFORMATION

The Fund is not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objective. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by SEC rule or an exemptive order that permits registered investment companies to invest in the Fund beyond those limitations.

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FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each of the fiscal years has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, which is included with the Fund’s financial statements, are included in the Fund’s Form N-CSR filed with the SEC, which is available upon request, at no charge, by calling the Fund at (888) 383-0553.

	Virtus WMC International Dividend ETF
	For the Year Ended October 31, 2024	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$24.41	$21.69	$28.57	$23.94	$26.41
Investment operations:
Net investment income(1)	1.23	1.20	1.50	1.29	0.52
Net realized and unrealized gain (loss)	3.40	2.65	(5.13)	5.18	(2.08)
Total from investment operations	4.63	3.85	(3.63)	6.47	(1.56)

Less Distributions from:
Net investment income	(1.29)	(1.13)	(1.69)	(1.15)	(0.91)
Net realized gains	—	—	(1.56)	(0.69)	—
Total distributions	(1.29)	(1.13)	(3.25)	(1.84)	(0.91)
Net Asset Value, End of year	$27.75	$24.41	$21.69	$28.57	$23.94
Net Asset Value Total Return(2)	19.23%	17.67%	(14.03)%	27.41%	(6.20)%
Net assets, end of year (000’s omitted)	$12,486	$8,543	$6,507	$7,142	$4,788

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.49%	0.49%	0.49%	0.49%	0.49%
Net investment income	4.54%	4.77%	5.87%	4.47%	2.04%
Portfolio turnover rate(3)	41%	61%	50%	68%	211%

(1) Based on average shares outstanding.

(2) Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

(3) Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

ADDITIONAL INFORMATION

If you would like more information about the Trust, the Fund or the Shares, the following documents are available free upon request:

Annual and Semi-Annual Reports; Form-N-CSR Filed with the SEC

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports and in Form N-CSR filed with the SEC. You will find in the Fund’s annual report a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the prior fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

Statement of Additional Information

Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

To receive a free copy of the Fund’s SAI, annual and semi-annual reports, financial statements or other information about the Fund, or to make inquiries about the Fund, please call the Fund toll-free at (888) 383-0553. You can also access and download the SAI and the most recent annual and semi-annual reports and financial statements without charge at the Fund’s website at www.virtusetfs.com or by written request to the Fund at the address below.

To obtain other information and for shareholder inquiries:

By telephone:	(888) 383-0553

By mail:	ETFis Series Trust I 31 West 52nd Street, 16th Floor New York, NY 10019

On the Internet:	SEC Edgar database: http://www.sec.gov; or www.virtusetfs.com

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Fund. You may also request that householding be eliminated from all your required mailings.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or its Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, may be generally required to deliver a Prospectus. This is in addition to any obligation dealers have to deliver a Prospectus when acting as underwriters.

ETFis Series Trust I: Investment Company Act file number 811-22819

STATEMENT OF ADDITIONAL INFORMATION

VIRTUS WMC INTERNATIONAL DIVIDEND ETF

TICKER: VWID

EXCHANGE: Cboe BZX Exchange, Inc.

February 28, 2025

a series of

ETFis Series Trust I
31 West 52nd Street, 16th Floor
New York, NY 10019
Telephone: (888) 383-0553

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the prospectus (“Prospectus”) for the Virtus WMC International Dividend ETF (Ticker: VWID) (the “Fund”), a series of ETFis Series Trust I (the “Trust”), dated the same date as this SAI, which incorporates this SAI by reference in its entirety. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus for the Fund may be obtained at no charge by writing or calling the Fund at the address or phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus. No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus, and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust. The SAI does not constitute an offer to sell securities.

The Fund’s financial statements are incorporated herein by reference to the Fund’s most recent Form N-CSR  for the fiscal year ended October 31, 2024, and are hereby deemed to be part of this SAI. You may obtain a copy of the Fund’s financial statements and Form N-CSR at no charge by request to the Fund at the address or phone number noted below. A copy of the Prospectus for the Fund may be obtained, without charge, by calling (888) 383-0553 or visiting www.virtusetfs.com, or writing to the Trust, c/o VP Distributors, LLC, One Financial Plaza, Hartford, CT 06103.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Delaware statutory trust on September 20, 2012 and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust currently consists of 10 investment portfolios: InfraCap MLP ETF (Ticker: AMZA); InfraCap REIT Preferred ETF (Ticker: PFFR); Virtus InfraCap U.S. Preferred Stock ETF (Ticker: PFFA); Virtus LifeSci Biotech Clinical Trials ETF (Ticker: BBC); Virtus LifeSci Biotech Products ETF (Ticker: BBP); Virtus Newfleet Multi-Sector Bond ETF (Ticker: NFLT); Virtus Private Credit Strategy ETF (Ticker: VPC); Virtus Real Asset Income ETF (Ticker: VRAI); Virtus Reaves Utilities ETF (Ticker: UTES); and Virtus WMC International Dividend ETF (Ticker: VWID). Other portfolios may be added to the Trust in the future. The Fund is classified as a diversified management investment company under the 1940 Act. The shares of the Fund are referred to herein as “Fund Shares” or “Shares.” The offering of Shares is registered under the Securities Act of 1933 (the “Securities Act”).

Prior to July 20, 2020, Virtus WMC International Dividend ETF was known as Virtus WMC Global Factor Opportunities ETF.

The Fund’s investment adviser is Virtus Investment Advisers, LLC (the “Adviser”). The Adviser has acted as an investment adviser for over 80 years. The Fund’s sub-adviser is Wellington Management Company LLP (the “Sub-Adviser” or “Wellington Management”). The Sub-Adviser has been registered as an investment adviser with the SEC since October 1979.

The Fund offers and issues Shares at net asset value (the “NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”), generally in exchange for cash or a basket of securities included in the Fund’s portfolio (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares are generally redeemable only in Creation Units and, generally, in exchange for cash or Deposit Securities and a Cash Component. Creation Units are aggregations of Shares and are available only to certain large institutions, referred to as “Authorized Participants,” that enter into agreements with VP Distributors, LLC (the “Distributor”). In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit.

FUND NAME AND INVESTMENT POLICY. The Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in dividend-paying equity securities (the “Names Rule Policy”). For this Names Rule Policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket of the Names Rule Policy if they have economic characteristics similar to the other investments included in the basket. To the extent sufficient information is reasonably available, the Fund will also consider the holdings of any ETF and other U.S. registered investment companies in which it invests when determining compliance with the Fund’s Names Rule Policy. The Fund’s Names Rule Policy is not a “fundamental” policy, which means that it may be changed without a vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. However, under Rule 35d-1, shareholders must be given notice at least 60 days prior to any change by the Fund of its Names Rule Policy.

EXCHANGE LISTING AND TRADING

Fund Shares trade on the Cboe BZX Exchange, Inc. (the “Exchange”) at market prices that may be below, at or above NAV. There can be no assurance that the requirements of the Exchange necessary for the Fund to maintain the listing of its Shares will continue to be met. The Exchange will consider the suspension of trading and delisting of the Shares of the Fund if (i) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act, (ii) following the initial 12-month period beginning upon the commencement of trading of Fund Shares, there are fewer than 50 beneficial owners of Shares of the Fund for 30 or more consecutive trading days, (iii) any other applicable listing requirements set forth in the Exchange’s listing rules are not continuously maintained, or (iv) any other event occurs or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

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OTHER INVESTMENT POLICIES

The following policies supplement the Fund’s investment objective and policies as described in the Prospectus for the Fund. Unless the Fund’s Prospectus or this SAI states that a percentage limitation or fundamental or non-fundamental restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment.

GENERAL INVESTMENT RISKS. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund’s investment program will be successful. Investors should carefully review the descriptions of the Fund’s investments and its risks in this SAI and the Prospectus.

BORROWING. The Fund may, subject to the restrictions of the 1940 Act, borrow money from banks for investment purposes or as a temporary measure. For example, the Fund may borrow money to meet redemption requests or for extraordinary or emergency purposes. In the event the Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets. The 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) provided that, immediately after any such borrowing, there is an asset coverage of at least 300% for all such borrowings, and provided further that, in the event that the Fund’s asset coverage at any time falls below 300%, the Fund reduces its existing borrowings (within three days, excluding Sundays and holidays) to the extent necessary to comply with the foregoing limitation.

CONVERTIBLE SECURITIES. The Fund may invest directly or indirectly in securities convertible into common stock if, for example, the Sub-Adviser believes that a company’s convertible securities are undervalued in the market. Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks and warrants. Convertible securities are subject to risks associated with the performance of the company underlying the securities, as well as the underlying instruments. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

DERIVATIVE INSTRUMENTS. A derivative is a financial instrument whose value is dependent upon the value of other assets, rates or indices. The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in derivative instruments (including futures and options on such futures) imposed by the provisions of the 1940 Act and the rules thereunder. Additionally, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”), with respect to the Fund. Therefore, the Adviser is not subject to regulation or registration as a commodity pool operator under the CEA.

Legal and regulatory changes may substantially affect over-the-counter (“OTC”) derivatives markets, and such changes may impact the Fund’s use of such instruments. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010 (the “Dodd-Frank Act”), provides for the regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from a fund with respect to such derivatives. Specifically, these regulations require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with a fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps have been adopted and are being phased-in over time.

Options. An option is a contract that gives the purchaser the option, in return for the premium paid, the right, but not the obligation, to buy from or sell to the writer of the option at the exercise price during the term of the option or on a specific date, the security, currency, or other instrument underlying the option. The Fund may write call and put options on securities, ETFs or security indexes to seek income or may purchase or write put or call options for hedging purposes. Options may either be listed on an exchange or traded in over-the-counter markets.

Although not required to do so, the Fund will typically write a call option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, a covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying asset above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying asset decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver (if not cash settled) the underlying asset at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying asset, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position.

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Futures Contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade that have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”). No purchase price is paid or received when the contract is entered into. Instead, the Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures commission merchant (“FCM”) an amount of cash, U.S. government securities, suitable money market instruments or liquid, high-grade fixed income securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the FCM will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the FCM will pay the excess to the Fund. These subsequent payments, called “variation margin,” to and from the FCM, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as “marking to market.” When the futures contract is closed out, if the Fund has a loss equal to or greater than the margin amount, then the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, then the full margin amount and the amount of the gain are paid to the Fund and the FCM pays the Fund any excess gain over the margin amount.

There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

The Fund will incur brokerage fees when it purchases and sell futures contracts, and margin deposits must be maintained at all times when a futures contract is outstanding. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the futures contract.

While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying asset whenever it appears economically advantageous for the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract. If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect the Fund’s current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs, and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate short position in an index future, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for the securities on which the future is based. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a long position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

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Risks of Purchase and Sale of Futures Contracts. Futures can be volatile instruments and involve certain risks. If the Sub-Adviser applies a hedge in the Fund’s portfolio at an inappropriate time or judges market movements incorrectly, futures strategies may lower the Fund’s return. The Fund could also experience losses if the prices of its futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid market.

In general, the Fund will not purchase or sell futures contracts unless either (i) the futures contracts are purchased for “bona fide hedging” purposes (as defined under the CFTC regulations); or (ii) if purchased for other purposes, (A) the sum of the amounts of initial margin deposits and premiums required to establish such positions on the Fund’s existing futures would not exceed 5% of the liquidation value of the Fund’s portfolio or (B) the aggregate net notional value of commodity futures, commodity options contracts, or swaps positions determined at the time the most recent position was established does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into.

EQUITY SECURITIES.

Direct and Indirect Common Stock. The Fund may invest in equity securities, both directly and indirectly through investments in shares of ETFs and other investment companies, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of securities and instruments described in this SAI and in the Prospectus. The equity portion of the Fund’s portfolio may include common stocks traded on domestic or foreign securities exchanges or on the over-the-counter market. In addition to common stocks, the equity portion of the Fund’s portfolio may also include preferred stocks, convertible preferred stocks, convertible bonds and other equity securities. Prices of equity securities in which the Fund may invest may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

Exchange Traded Products (“ETPs”). The Fund may invest in exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”) and other ETPs. The shares of an ETF may be assembled in a block (e.g., 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days. ETPs other than ETFs are issued in shares or units, and trade on exchanges like ETFs.

There is a risk that the underlying ETPs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETPs, such as the trustees or sponsors, to close or otherwise fail to perform their obligations to the ETPs. Also, because the ETPs in which the Fund invests may be granted licenses by agreement to use various indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETPs may terminate if such license agreements are terminated. In addition, an ETP may terminate if its net assets fall below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETP, it will be able to invest instead in shares of an alternate ETP with a similar strategy, there is no guarantee that shares of an alternate ETP would be available for investment at that time.

Investments in ETPs involve certain inherent risks generally associated with investments in conventional registered investment companies (e.g., mutual funds) that hold a portfolio of securities including, without limitation: (1) risks that the general level of security prices for the ETP’s investment strategy may decline, thereby adversely affecting the value of each share or unit of the ETP; (2) an index-based ETP may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETP and the index with respect to the weighting of securities or number of stocks held; and (3) an index-based ETP may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based.

In addition, ETPs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETP’s shares may trade at a discount to its NAV; (2) an active trading market for an ETP’s shares may not develop or be maintained; (3) trading of an ETP’s shares may be halted if the listing exchange deems such action appropriate; and (4) ETP shares may be delisted from the exchange on which they trade, or activation of “circuit breakers” (which are tied to large decreases in stock prices) may halt trading temporarily. ETPs are also subject to the risks of the underlying securities or sectors in which the ETP is designed to track or invest.

5

Investments in Companies with Business Related to Commodities. The Fund may from time to time invest in securities of companies whose business is related to commodities, or in registered investment companies or other companies that invest directly or indirectly in commodities. For example, the Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies or publicly or privately traded companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can make sharp movement, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in commodities markets generally.

Money Market Funds. In order to maintain sufficient liquidity, for cash management purposes, or to implement investment strategies, the Fund may invest a portion of its assets in shares of one or more money market funds. Generally, money market funds are registered investment companies that seek to earn income consistent with the preservation of capital and maintenance of liquidity by investing primarily in high quality money market instruments, including, without limitation, U.S. government obligations, bank obligations and high-grade corporate instruments. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Company or any other governmental agency, entity or person. While investor losses in money market funds have been rare, they are possible. In addition, the Fund will incur additional indirect expenses to the extent it invests in shares of money market funds due to acquired fund fees and other costs.

Other Investment Companies. Under the 1940 Act, the Fund may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”). Accordingly, the Fund is subject to the 3% Limitation unless (i) permitted by SEC rule to exceed the 3% Limitation; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such SEC rule. To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent the Fund from allocating its investments in the manner that the Sub-Adviser considers optimal, or cause the Sub-Adviser to select a similar basket of securities (pre-selected groups of securities related by index or sector made available through certain brokers at a discount brokerage rate) or a similar index-based mutual fund or other investment company as an alternative. The Fund’s investments in other investment companies will be subject to the same 3% Limitation described above.

Preferred Stock. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including, without limitation, dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Preferred stocks may include the obligation to pay a stated dividend. The price of preferred stocks could depend more on the size of the dividend than on the company’s performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect the price of preferred stock.

Real Estate Securities. The Fund will not invest directly in real estate, but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests issued in real estate investment trusts (“REITs”). REITs are generally publicly traded on national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including, without limitation, risks related to changes in interest rates, possible declines in the value of and demand for real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a given market and environmental problems.

The Fund may invest in global real estate companies outside the U.S. These companies include, but are not limited to, companies with similar characteristics to a REIT structure, in which revenue consists primarily of rent derived from owned, income producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

Mortgage REITs. Mortgage REITs lend money to developers and owners of properties and invest primarily in mortgages and similar real estate interests. Mortgage REITs receive interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend funds. Credit risk is the risk that the borrower will not be able to make interest and principal payments on the loan to the REIT when they are due. Mortgage REITs also are subject to the risk that the value of mortgaged properties may be less than the amounts owed on the properties. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT.

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Mortgage REITs are subject to significant interest rate risk. During periods when interest rates are declining, mortgages are often refinanced or prepaid. Refinancing or prepayment of mortgages may reduce the yield of mortgage REITs. When interest rates decline, however, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In addition, rising interest rates generally increase the costs of obtaining financing, which could cause the value of a mortgage REIT’s investments to decline. A REIT’s investment in adjustable rate obligations may react differently to interest rate changes than an investment in fixed rate obligations. As interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Mortgage REITs typically use leverage (and in many cases, may be highly leveraged), which increases investment risk and could adversely affect a REIT’s operations and market value in periods of rising interest rates, increased interest rate volatility, downturns in the economy and reductions in the availability of financing or deterioration in the conditions of the REIT’s mortgage-related assets.

Equity REITs. Certain REITs may make direct investments in real estate. These REITs are often referred to as “Equity REITs.” Equity REITs invest primarily in real properties and earn rental income from leasing those properties. Equity REITs may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. A decline in rental income may occur because of extended vacancies, limitations on rents, the failure to collect rents, increased competition from other properties or poor management. Equity REITs also can be affected by rising interest rates. Rising interest rates may cause investors to demand a high annual yield from future distributions that, in turn, could decrease the market prices for such REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Because many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the Fund invests to decline.

Warrants and Rights. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. The holders of warrants and rights have no voting rights, and receive no dividends, with respect to the equity interests underlying warrants or rights, and will have no rights with respect to the assets of the issuer, until the warrant or right is exercised. Investments in warrants and rights involve certain risks, including, without limitation, the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

FOREIGN SECURITIES. The Fund may invest directly or indirectly in foreign equity securities traded on U.S. exchanges, in over-the-counter markets or in the form of depositary receipts as described below. The Fund may also invest in foreign currency and foreign currency-denominated securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards, including recordkeeping standards, comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. Some foreign countries impose conditions and restrictions on foreigners’ ownership of interests in local issuers, including restricting ownership to certain classes of investment in an issuer, which may reduce potential investment returns and impair disposition of those investments. Additional costs associated with an investment in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries because of inconsistent legal interpretations or less defined legal and regulatory provisions or because of corruption or influence on local courts.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars or other governmental intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises and securities issued or guaranteed by foreign governments, their agencies, instrumentalities or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments. From time to time, certain companies in which the Fund invests may operate (a) in, or have dealings with, countries subject to sanctions, embargoes or other government actions imposed by the U.S. Government or the United Nations and/or (b) in countries the U.S. Government has identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance or the Fund’s ability to invest or hold securities of such companies. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. Government identifies as state sponsors of terrorism or subjects to sanction, which could also negatively affect the company’s performance. There is no assurance that the Sub-Adviser will be able to anticipate these potential events or counter their effects.

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Depositary Receipts. ADRs provide a method whereby the Fund may invest in securities issued by companies whose principal business activities are outside the United States. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that participates in a sponsored program. Generally, ADRs are designed for use in the U.S. securities markets, and are denominated in U.S. dollars, while the underlying securities of the ADRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the ADR and, therefore, the value of the Fund’s portfolio, either positively or negatively (i.e., foreign currency risk). In addition to foreign currency risk, ADRs present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include political, economic or legal developments in the company’s home country (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), withholding taxes on dividend or interest payments or capital transactions or other restrictions. In addition, although the ADRs in which the Fund invests are listed on major U.S. exchanges, there can be no assurance that a market for these securities will be made or maintained or that any such market will be or remain liquid. If that happens, the Fund may have difficulty selling securities, or selling them quickly and efficiently at the prices at which they have been valued.

The Fund may also invest in GDRs and European Depositary Receipts (“EDRs”). GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin American to offer shares in many markets around the world. EDRs are similar to ADRs and GDRs, except they are typically issued by European banks or trust companies, denominated in foreign currencies and designed for use outside the U.S. securities markets.

Foreign Currency Transactions. Investments in foreign securities involve currency risk. The Fund may engage in various transactions to hedge currency risk, but is not required to do so. The instruments the Fund may use for this purpose include forward foreign currency contracts, foreign currency futures contracts and options on foreign currencies.

A forward foreign currency contract is an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price established at the time of the contract. These contracts are entered into directly between currency traders and their customers. The Fund may use these contracts to purchase or sell a foreign currency for the purpose of locking in the U.S. dollar price of foreign securities the Fund has agreed to purchase or the amount in U.S. dollars that the Fund will receive when it has sold foreign securities.

Currency futures contracts are similar to forward currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. The Fund may purchase or sell foreign currency futures contracts to protect against fluctuations in the U.S. dollar values of foreign securities. For example, the Fund may sell a futures contract on a foreign currency when it holds securities denominated in that currency and it anticipates a decline in the value of that currency relative to the U.S. dollar. If such a decline were to occur, the resulting adverse effect on the value of the foreign-denominated securities may be offset, in whole or in part, by gains on the futures contract.

A currency option is the right - but not the obligation - to buy (in the case of a call) or sell (in the case of a put) a set amount of one currency for another at a predetermined time in the future. The two parties to a currency option contract are the option buyer and the option seller/writer. The option buyer may, for an agreed upon price, purchase from the option writer a commitment that the option writer will sell (or purchase) a specified amount of a foreign currency upon demand. The option extends only until the stated expiration date. The rate at which one currency can be purchased or sold is one of the terms of the option and is called the strike price. The total description of a currency option includes the underlying currencies, the contract size, the expiration date, the strike price and whether the option is an option to purchase the underlying currency (a call) or an option to sell the underlying currency (a put). There are three types of option expirations, American-style, European-style and Bermuda-style. American-style options can be exercised on any business day prior to the expiration date. European-style options can be exercised at expiration only. Bermuda-style options can be exercised at the date of expiration, and on certain specified dates that occur between the purchase date and the date of expiration.

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The use of foreign currency transactions involves risks, including the risk of imperfect correlation between movements in futures or options prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency transactions also depends on the ability of the Sub-Adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the Sub-Adviser’s judgment will be accurate. The use of foreign currency transactions also exposes the Fund to the general risks of investing in futures and options contracts, including: the risk of an illiquid market and the risk of adverse regulatory actions. Any of these factors may cause the Fund to lose money on its foreign currency transactions.

ILLIQUID AND RESTRICTED INVESTMENTS. Illiquid investments are those that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may invest up to 15% of its net assets in illiquid investments. Historically, illiquid investments have included those subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act (“restricted securities”), investments that are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Such investments may offer higher yields than comparable publicly traded securities, and they also may incur higher risks.

Although the investments described in this section generally will be considered illiquid, an investment’s contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the investment and therefore these investments may be determined to be liquid in accordance with guidelines established by the Board. The Trustees have delegated to the Adviser the determination of the liquidity of such investments in the Fund’s portfolio as administrator of the Fund’s liquidity risk management program. The Adviser will take into account relevant market, trading and investment-specific considerations when determining whether an investment is illiquid.

If illiquid investments exceed 15% of the Fund’s net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid investments. Because illiquid investments may not be readily marketable, the Adviser may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments held by the Fund may cause the NAV of the Fund to decline. An investment that is determined by the Adviser to be liquid may subsequently revert to being illiquid if not enough buyer interest exists.

The Fund may purchase Rule 144A securities sold to institutional investors without registration under the Securities Act and commercial paper issued in reliance upon the exemption in Section 4(a)(2) of the Securities Act, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer’s ability to honor a demand for repayment of the unregistered security.

Restricted securities ordinarily can be sold by the Fund in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable amount of time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Trustees or their delegate.

The Fund’s difficulty valuing and selling restricted securities and illiquid investments may result in a loss or be costly to the Fund. If a substantial market develops for a restricted security or other illiquid investment held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines adopted by the Trust on behalf of the Fund.

MARKET VOLATILITY RISK. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. For example, the recent spread of a novel coronavirus known as COVID-19 resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

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Additionally, Russia began a large-scale invasion of Ukraine in February 2022, which has led to various countries, including the United States, imposing economic sanctions on certain Russian individuals and Russian corporate and banking entities, and the value and liquidity of Russian securities and the Russian currency have experienced significant declines. Russia’s military incursion and resulting sanctions (and other consequences related to the invasion, such as boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals) could have a severe adverse effect on the region’s economies and more globally, including significant negative impacts on the financial markets for certain securities and commodities, such as oil and natural gas, and thus could further decrease the value and liquidity of the Fund’s investments. The extent and duration of military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial and prolonged. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or adjoining geographic regions.

MONEY MARKET INSTRUMENTS. The Fund may invest directly and indirectly in money market instruments, including, without limitation, U.S. Government obligations or corporate debt obligations (including, without limitation, those subject to repurchase agreements). Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of banks, Commercial Paper, and Master Notes. Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit is an unsecured, interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest directly in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s, S&P or Fitch, or, if not rated, is deemed to be of equivalent quality. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. The interest rate on a Master Note may fluctuate based on changes in specified interest rates or may be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Master Notes are generally illiquid and therefore subject to the Fund’s percentage limitation for illiquid investments.

U.S. GOVERNMENT SECURITIES. The Fund may invest a portion of its portfolio in U.S. government securities, defined to be U.S. government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association (“GNMA”) as well as obligations of U.S. government authorities, agencies and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration (“FHA”), Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank (“FHLB”), Student Loan Marketing Association (“SLMA”), and the Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g., GNMA), several are supported by the right of the issuer to borrow from the U.S. government (e.g., FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g., SLMA, FFCB). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. government does not extend to the yield or value of the Fund’s shares.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient liquid assets to meet the purchase price. In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if such action was determined to be appropriate. In such a case, the Fund could incur a short-term gain or loss.

TEMPORARY DEFENSIVE POSITIONS. The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. In such circumstances, the Fund may also hold up to 100% of its portfolio in cash and cash equivalent positions. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

CYBERSECURITY RISK. The Fund, like all companies, may be susceptible to operational and information security risks, or risks of catastrophic systems failures by critical service providers. Cybersecurity incidents can also result from deliberate cyberattacks or unintentional events and may arise from external or internal sources. Cyberattacks may include infection by malicious software or gaining unauthorized access to digital systems, networks or devices that are used to service the Funds’ operations (e.g., by “hacking” or “phishing”). Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). These cyberattacks could cause the misappropriation of assets or personal information, corruption of data or operational disruptions. Geopolitical tensions may, from time to time, increase the scale and sophistication of deliberate cyberattacks. Cybersecurity or critical systems failures or breaches of the Fund, its service providers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions, impact business operations and impede trading, potentially resulting in financial losses, the inability of Authorized Participants to process transactions, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result.

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INVESTMENT LIMITATIONS

FUNDAMENTAL RESTRICTIONS. The Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of its outstanding voting Shares. A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding Shares represented in person or by proxy at a meeting at which more than 50% of its outstanding Shares are represented; or (ii) more than 50% of the Fund’s outstanding Shares. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

As a matter of fundamental policy, the Fund may not:

(1)	With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund;

(2)	issue senior securities, except as permitted by the 1940 Act;

(3)	borrow money (including, without limitation, borrowing to meet redemptions), except to the extent permitted under the 1940 Act;

(4)	pledge, mortgage or hypothecate its assets;

(5)	act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(6)	make loans, provided that the Fund may lend its portfolio securities in an amount up to 33⅓% of total Fund assets;

(7)	purchase or sell real estate or interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities);

(8)	invest more than 25% of its total assets in any particular industry or group of industries; or

(9)	invest in commodities.

NON-FUNDAMENTAL RESTRICTIONS. The following investment limitations are not fundamental and may be changed by the Board without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

(1)	purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(2)	make investments for the purpose of exercising control or management over a portfolio company;

(3)	invest in securities of other registered investment companies, except as permitted under the 1940 Act;

(4)	invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock of companies that invest in or sponsor such programs; or

(5)	purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants.

With respect to the fundamental and non-fundamental investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule.

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With respect to the above fundamental investment restriction on borrowing money, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices will not constitute borrowing.

With respect to the above fundamental investment restriction on pledging, mortgaging or hypothecating assets, any such activity to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with (i) writing covered put or call options, (ii) the purchase of securities on a when-issued or forward commitment basis, or (iii) collateral or initial or variation margin arrangements with respect to options, forward contracts, futures contracts (including, without limitation, those relating to indices), or options on futures contracts or indices will not be considered pledging, mortgaging or hypothecating assets.

With respect to the above fundamental investment restriction on making loans, investment in U.S. government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements will not be deemed to be the making of a loan.

With respect to the above fundamental investment restriction regarding concentration in a particular industry, (i) securities of the U.S. Government (including its agencies and instrumentalities), tax-exempt securities of state or municipal governments and their political subdivisions and investments in other registered investment companies are not considered to be issued by members of any industry (although, to the extent sufficient information is reasonably available, the Fund will consider the holdings of an underlying registered investment company in applying its concentration policy), (ii) if the Fund invests in a revenue bond tied to a particular industry, the Fund will consider such investment to be issued by a member of the industry to which the revenue bond is tied, and (iii) in the case of loan participations where the Fund is not in a direct debtor/creditor relationship with the borrower, both the financial intermediary and the ultimate borrower are considered issuers.

With respect to the above fundamental investment restriction on investments in commodities, the purchase or sale by the Fund of options, forward contracts, futures contracts (including, without limitation, those relating to indices), options on futures contracts or indices or interests in equity securities issued by companies (including, without limitation, investment companies) that hold or invest in one or more commodities as their sole or principal business activity will not be considered an investment in commodities.

With respect to the above non-fundamental investment restriction on purchasing securities on margin, short sales of securities and futures trades, forward contracts or similar trades requiring margin deposits or other use of a margin account will not be considered purchasing securities on margin.

The 1940 Act allows the Fund to borrow from any bank (including, without limitation, pledging, mortgaging or hypothecating assets) in an amount up to 33 ⅓% of its total assets and the Fund will, to the extent necessary, reduce its existing borrowings (within three days, excluding Sundays and holidays) to comply with the provisions of the 1940 Act.

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MANAGEMENT AND OTHER SERVICE PROVIDERS

The Board is responsible for the supervision and oversight of the Fund. The Board approves all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; reviews the performance of the Fund; and oversees the business activities of the Fund. This section of the SAI provides information about the persons who serve as trustees (“Trustees”) and executive officers to the Trust, as well as the entities that provide services to the Trust.

TRUSTEES AND OFFICERS. Following are the Trustees and executive officers of the Trust, their years of birth and addresses, their present positions with the Trust, and their principal occupations during the past five years. Those Trustees who are “interested persons” as defined in the 1940 Act (“Interested Trustees”) and those Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”), are identified in the table. The address of each Trustee and executive officer of the Trust, unless otherwise indicated, is 31 West 52nd Street. 16th Floor, New York, NY 10019.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Myles J. Edwards Year of Birth: 1961	Trustee	Since 2016	Chief Executive Officer and Chief Compliance Officer (since 2024), Disruptive Securities LLC; General Counsel and Chief Compliance Officer (since 2021), Sanctuary Securities, Inc. and Sanctuary Advisors, LLC; Chief Compliance Officer (since 2020), 1776 Wealth, Inc.; General Counsel and Chief Compliance Officer (since 2019), Bruderman Brothers, LLC and Bruderman Asset Management, LLC; Chief Compliance Officer (since 2018), Netrex Capital Markets, LLC; Chief Executive Officer (since 2018), Final Compliance; and Chief Compliance Officer (since 2018), Knight Vinke.	20	Trustee (since 2015), Virtus ETF Trust II (10 portfolios)
James A. Simpson Year of Birth: 1970	Trustee	Since Inception	President (since 2009), ETP Resources, LLC (a financial services consulting company).	20	Trustee (since 2018), Asset Management Fund (4 portfolios); Trustee (since 2015), Virtus ETF Trust II (10 portfolios)
Robert S. Tull, Jr. Year of Birth: 1952	Trustee	Since Inception	President (since 2017), Procure Holdings, Procure Expertise and Procure Innovations; Owner (since 2017), Pegassets LLC IP licensing of EAM; Equity Owner (since 2018), Turing Technology Associates.	20	Trustee (since 2015), Virtus ETF Trust II (10 portfolios); Trustee (since 2017), Procure Holdings, Procure Expertise and Procure Innovations; and Board member (since 2018), LGBTQ Loyalty Holdings Inc.
INTERESTED TRUSTEE**
William J. Smalley Year of Birth: 1983	Trustee, President and Chief Executive Officer	Since Inception	President (since 2012), Virtus ETF Solutions LLC; Managing Principal (2012 to 2016) and Executive Vice President (2016 to 2019), ETF Distributors LLC; Managing Director (since 2012), Virtus ETF Advisers LLC; President and Chief Executive Officer (since 2013), ETFis Series Trust I; and President and Chief Executive Officer (since 2015), Virtus ETF Trust II.	10	None

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Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
OTHER EXECUTIVE OFFICERS
Timothy Branigan Year of Birth: 1976	Fund Chief Compliance Officer Deputy Fund Chief Compliance Officer Assistant Chief Compliance Officer	Since 2022 February 2022 to June 2022 2020 to 2022	Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.	N/A	N/A
Daphne Chisolm Year of Birth: 1969	Chief Legal Officer and Secretary	Since May 2023	Vice President and Senior Counsel (since 2023), Virtus Investment Partners, Inc.; Attorney at Law engaged in private practice as a solo practitioner (2018 to 2023); and various officer positions (since 2023) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.	N/A	N/A
Brinton W. Frith Year of Birth: 1969	Treasurer and Chief Financial Officer	Since Inception	President (since 2013), Virtus ETF Advisers LLC; Vice President (since 2016) and Managing Director (since 2013), Virtus ETF Solutions LLC; Treasurer and Chief Financial Officer (since 2013), ETFis Series Trust I; and Treasurer and Chief Financial Officer (since 2015), Virtus ETF Trust II.	N/A	N/A
Julia Short Year of Birth: 1972	Senior Vice President	Since 2022	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).	N/A	N/A
Richard W. Smirl Year of Birth: 1967	Executive Vice President	Since 2022	Chief Operating Officer (since 2021); Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.	N/A	N/A

*	As of the date of this SAI, the Fund Complex consisted of the Trust, which consisted of 10 portfolios — InfraCap MLP ETF, InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, Virtus Reaves Utilities ETF, and Virtus WMC International Dividend ETF — and Virtus ETF Trust II, which consisted of ten portfolios — Virtus Duff & Phelps Clean Energy ETF, Virtus Newfleet ABS/MBS ETF, Virtus Newfleet Short Duration High Yield Bond ETF, Virtus Newfleet Short Duration Core Plus Bond ETF, Virtus Seix Senior Loan ETF, Virtus Terranova U.S. Quality Momentum ETF, Virtus Stone Harbor Emerging Markets High Yield Bond ETF, Virtus AlphaSimplex Managed Futures ETF, Virtus KAR Mid-Cap ETF and Virtus SEIX AAA Private Credit CLO ETF..
**	Mr. Smalley is an Interested Trustee because he is an employee of the Adviser.

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Board Structure. The Trust’s Board includes three Independent Trustees and one Interested Trustee, Mr. Smalley, who is Chairman of the Board. Each Trustee serves an indefinite term, until a successor is elected, qualified and serving as a Trustee. The Board has not appointed an Independent Trustee to serve as lead Independent Trustee. The Board believes this structure is appropriate because, among other things, the Board’s current small size and the small number of funds in the Trust permit Trust management to communicate with each Independent Trustee as and when needed, and permit each Independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function. The Board may consider appointing an independent Chairman or a lead Independent Trustee in the future, particularly if the Board’s size or the Trust’s complexity materially increases.

With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and the Fund. During these meetings, the Board receives reports from the Adviser, the Trust’s sub-advisers, Trust management, the Fund’s administrator, transfer agent and distributor, and the Trust’s Chief Compliance Officer (the “CCO”), on regular quarterly items and, where appropriate and as needed, on specific issues. As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the CCO to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee and a Nominating Committee (discussed in more detail below). Each Committee is comprised entirely of Independent Trustees. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Qualification of Trustees. The Board has considered each Trustee’s experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board. In this regard, the Board has considered the following specific experience, qualifications, attributes and/or skills for each Trustee:

James A. Simpson	Mr. Simpson has experience as an independent trustee for other ETFs and as President of ETP Resources, a financial information services company that provides detailed reference data on U.S.-listed exchange-traded products. He also has experience working for financial institutions and securities exchanges and has consulted with respect to the development of exchange-traded products.
Robert S. Tull, Jr.	Mr. Tull has experience as an independent trustee for other ETFs and as a consultant to financial companies and as chief operating officer to financial services companies. Mr. Tull has also assisted with the development of exchange-traded products.
Myles J. Edwards	Mr. Edwards has experience as general counsel, chief compliance officer and chief operating officer of SEC registered investment advisers, hedge funds and FINRA member broker-dealers.
William J. Smalley	Mr. Smalley has experience in the financial industry, including the development of exchange-traded products, and is a founder of the Adviser and the Distributor.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Trustee Standing Committees. The Board has established the following standing committees:

Audit Committee: The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements and interacts with the Fund’s independent auditors on behalf of the Board. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met five times during the past fiscal year.

Nominating Committee: The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects and appoints Independent Trustees to fill vacancies on the Board and to stand for election at appropriate meetings of the shareholders of the Trust. The Nominating Committee meets only as necessary. The Nominating Committee did not meet during the past fiscal year. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.

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Beneficial Ownership of Shares of the Fund. The table below shows, for each Trustee, the value of shares of the Fund beneficially owned, and the aggregate value of investments in shares of all funds in the Fund complex, as of December 31, 2024, and stated as one of the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Family of Investment Companies
James A. Simpson	B	C
Robert S. Tull, Jr.	A	A
Myles J. Edwards	A	C
William J. Smalley	C	E

Ownership In Fund Affiliates. As of December 31, 2024, none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of the Adviser, the Sub-Adviser, the Fund’s principal underwriter or any affiliate of the Adviser, the Sub-Adviser or the principal underwriter.

Compensation. Officers of the Trust and the Trustees who are interested persons of the Trust or the Adviser receive no salary from the Trust.Each Independent Trustee receives $50,000 per year for the entire Fund Complex and the Audit Committee chair receives an additional $5,000 per year for the entire Fund Complex. The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance at Board or committee meetings. Unless otherwise noted, the Trustees received the following compensation for the fiscal year ended October 31, 2024:

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Trustees*
INDEPENDENT TRUSTEES
James A. Simpson	$3,265	None	None	$55,000
Robert S. Tull, Jr.	$2,960	None	None	$50,000
Myles J. Edwards	$2,960	None	None	$50,000
INTERESTED TRUSTEE
William J. Smalley	None	None	None	None

*For the calendar year ended December 31, 2024.

CODES OF ETHICS. The Trust, the Adviser, the Sub-Adviser and the Fund’s principal underwriter have each adopted a code of ethics, as required by Rule 17j-1 under the 1940 Act, that is designed to prevent personnel of the Trust, the Adviser, the Sub-Adviser and the Fund’s principal underwriter subject to the codes from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to the codes). The codes of ethics permit personnel of the Trust, the Adviser, the Sub-Adviser and the principal underwriter subject to the codes to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions and pre-approval requirements. In addition, the codes of ethics of the Trust, the Adviser, the Sub-Adviser and the principal underwriter require that access persons of such entities report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics.

ANTI-MONEY LAUNDERING PROGRAM. The Trust has adopted an anti-money laundering (“AML”) program, as required by applicable law, that is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. The Trust’s AML Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Fund’s service providers are also responsible for monitoring aspects of the AML program. The AML program is subject to the continuing oversight of the Board.

PROXY VOTING POLICIES. The Trust has adopted a proxy voting and disclosure policy that delegates to the Fund’s proxy voting manager the authority to vote proxies for the Fund, subject to oversight of the Board. The Sub-Adviser serves as the proxy voting manager for the Fund. Copies of the Trust’s Proxy Voting Policy and Procedures and the Sub-Adviser’s Proxy Voting Policy and Procedures are included as Appendix A and Appendix B, respectively, to this SAI.

No later than August 31 of each year, the Trust files Form N-PX with the SEC. Form N-PX states how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30. The Fund’s proxy voting records, as set forth in its most recent Form N-PX filing, are available upon request, without charge, by calling the Fund at (866) 383-7636. This information is also available on the SEC’s website at http://www.sec.gov.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2025, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of the then outstanding shares in the Fund.

Although the Fund does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants, as of January 31,2025, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Fund is set forth in the table below:

Name & Address	Percentage
Bank of America, 1401 Elm Street, 16th Floor Dallas, TX 75202	46.16%

Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, Arizona 85016-1215	31.24%

National Financial Services LLC Newport Office Center 3 499 Washington Boulevard NJ4C	9.85%

LPL Financial LLC 4707 Executive Drive San Diego, CA 92121-1968	5.07%

MANAGEMENT SERVICES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management of the Fund.”

ADVISER. Virtus Investment Advisers, LLC (formerly known as Virtus Investment Advisers, Inc.) (“VIA” or the “Adviser”), located at One Financial Plaza, Hartford, Connecticut 06103, serves as the investment adviser to the Fund. VIA, an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business, acts as the investment adviser for over 60 mutual funds. VIA has acted as an investment adviser for over 80 years. As of December 31, 2024, VIA had approximately $44.3 billion in assets under management.

The Adviser has overall responsibility for the general management and administration of the Trust, pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”). The Advisory Agreement is effective for an initial two-year period and will remain in effect thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Independent Trustees. The Advisory Agreement is terminable without penalty on 60 days’ notice by the Board or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties; or from the reckless disregard of its duties and obligations under the Advisory Agreement.

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The Adviser has engaged the Sub-Adviser to manage the Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight and supervision of the Adviser and the Board, and will oversee the Sub-Adviser’s compliance with the terms and conditions of the SEC rule on which the Fund relies to operate as an ETF, as well as the Trust’s related policies and procedures.

Adviser Compensation. The Adviser receives a monthly advisory fee from the Fund at the annual rate of 0.49% of the Fund’s average daily net assets (the “Advisory Fee”). The Advisory Fee is structed as a “unified fee.” Accordingly, in consideration of the fees paid with respect to the Fund, the Adviser has agreed to pay all of the ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Adviser’s fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund. For the fiscal years ended 2022, 2023, and 2024, the Fund paid the Adviser $32,962, $39,569, and $48,186, for its services, respectively.

SUB-ADVISER. The Fund’s sub-adviser is Wellington Management Company LLP, with its principal offices located at 280 Congress Street, Boston, MA 02210. The Sub-Adviser serves in that capacity pursuant to a sub-advisory contract (the “Sub-Advisory Agreement”) with the Adviser and the Trust on behalf of the Fund as approved by the Board. The Sub-Adviser makes day-to-day investment decisions for the Fund and selects broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Board. The Adviser, however, will continue to have overall responsibility for the management and investment of the assets and responsibility for all advisory services furnished by the Sub-Adviser, and will supervise the Sub-Adviser in the performance of its duties for the Fund pursuant to written policies and procedures designed to prevent violations of applicable laws and regulations, Board procedures, and the provisions of the Fund’s prospectus and SAI, as supplemented from time to time.

The Sub-Adviser has served as the sub-adviser of the Fund since the inception of the Fund’s operations. The Sub-Adviser is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. The Sub-Adviser and its predecessor organizations have provided investment advisory services for over 80 years. The Sub-Adviser is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2024, the Sub-Adviser and its investment advisory affiliates had approximately $1.24 trillion billion in client assets under management.

Sub-Adviser Compensation. For services provided to the Fund, the Adviser pays to the Sub-Adviser a fee, payable monthly in arrears, equal to an annualized rate of 0.21% of the Fund’s average daily net assets.

PORTFOLIO MANAGERS.

Ownership of Fund Shares. The following employees of the Sub-Adviser are the Fund’s portfolio managers: Thomas S. Simon, CFA, FRM and Matt J. Kyller, CFA.

The table below shows, for each portfolio manager, the value of shares of the Fund beneficially owned, as of October 31, 2024 and stated as one of the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; E = $100,001–$500,000; F = $500,001–$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Thomas S. Simon, CFA, FRM	B
Matt J. Kyller, CFA	C

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of October 31, 2024. Unless otherwise indicated, none of these accounts has an advisory fee based on the performance of the account.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Thomas S. Simon, CFA FRM	11	$12,329	16	$746	2	$1,706
Matt J. Kyler, CFA	7	$1,479	10	$743	0	$0

Performance-Based:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Thomas S. Simon, CFA FRM	0	$0	1	$630	0	$0
Matt J. Kyler, CFA	0	$0	1	$630	0	$0

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Material Conflicts of Interest. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed above who are primarily responsible for the day-to-day management of the Fund (“Portfolio Managers”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

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A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation. Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Sub-Advisory Agreement between Wellington Management and Virtus Investment Partners on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended October 31, 2024.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other Investment Professional is determined by the Investment Professional’s experience and performance in his role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the MSCI World ex US High Dividend Yield Index over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Simon is a Partner.

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OTHER SERVICE PROVIDERS

ADMINISTRATOR. Under the Administrative Services Agreement, Virtus ETF Solutions LLC (the “Administrator”) serves as the operational administrator of the Trust. The Administrator’s address is 31 West 52nd Street, 16th Floor, New York, NY 10019. Under the Administrative Services Agreement, the Administrator supervises the overall administration of the Trust and the Fund including, among other responsibilities, the coordination and day-to-day oversight of the Fund’s operations, the service providers’ communications with the Fund and each other and assistance with Trust, Board and contractual matters related to the Fund and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust. The Administrator will be indemnified in connection with or arising out of performance of its obligations and duties under this Agreement, except for losses resulting from the willful malfeasance, bad faith or gross negligence of Administrator in the performance of such obligations and duties. The Adviser pays the Administrator out of the Adviser’s advisory fee pursuant to the Adviser’s unified fee arrangement with the Fund. For the fiscal years ended October 31, 2022, 2023 and 2024, the fees paid to the Administrator were $673, $808 and $983, respectively.

ACCOUNTING, CUSTODIAN AND TRANSFER AGENT. Under the Fund Administration and Accounting Agreement (the “Accounting Services Agreement”), The Bank of New York Mellon (“BNY” or the “Accounting Services Administrator”) serves as accounting administrator for the Fund. BNY’s principal address is 240 Greenwich Street, New York, New York 10286. Under the Accounting Services Agreement, BNY provides necessary administrative, legal, tax, accounting services and financial reporting for the maintenance and operations of the Trust and the Fund. In addition, BNY makes available the office space, equipment, personnel and facilities required to provide such services.

BNY provides accounting and administration services to the Trust, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund.

The Adviser pays the Accounting Services Administrator out of the Adviser’s advisory fee pursuant to the Adviser’s unified fee arrangement with the Fund. For the fiscal years ended October 31, 2022, 2023 and 2024, the Adviser paid $44,590, $39,654 and $40,779, to BNY Mellon, respectively.

BNY serves as custodian of the Fund’s assets (the “Custodian”). The Custodian has agreed to (1) make receipts and disbursements of money on behalf of the Fund; (2) collect and receive all income and other payments and distributions on account of the Fund’s portfolio investments; (3) respond to correspondence from Fund shareholders and others relating to its duties; and (4) make periodic reports to the Fund concerning the Fund’s operations. The Custodian does not exercise any supervisory function over the purchase and sale of securities.

BNY serves as transfer agent and dividend paying agent for the Fund (the “Transfer Agent”). The Transfer Agent has agreed to (1) issue and redeem Shares of the Fund; (2) make dividend and other distributions to shareholders of the Fund; (3) respond to correspondence by Fund shareholders and others relating to its duties; (4) maintain shareholder accounts; and (5) make periodic reports to the Fund.

BNY is the principal operating subsidiary of The Bank of New York Mellon Corporation.

DISTRIBUTOR. VP Distributors, LLC (the “Distributor”) is located at One Financial Plaza, Hartford, CT 06103. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Purchase and Redemption of Creation Units.” The Distributor also acts as an agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. If implemented, the Rule 12b-1 plan is reasonably likely to benefit the Fund and its shareholders by, among other things, increasing advertising of the Fund, encouraging purchases of Shares and services to its shareholders, and increasing or maintaining assets of the Fund so that certain fixed expenses may be spread over a broader asset base, with a positive impact on per share expense ratios. No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

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Under the Distribution and Service Plan, and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

PAYMENTS TO FINANCIAL INTERMEDIARIES. The Adviser, the Sub-Adviser or their respective affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. Additionally, the Adviser, the Sub-Adviser or their respective affiliates may pay, out of their own resources, amounts to financial intermediaries for assistance with communication, distribution of materials and other services for their clients that are shareholders of the Fund, or for other services in connection with the organization or operation of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Board has selected the firm of PricewaterhouseCoopers LLP, located at Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103, to serve as the independent registered public accounting firm for the Fund for the current fiscal year, to audit the annual financial statements of the Fund and to sign as Paid Preparer the federal and state tax returns, as well as apply procedures to the required distribution calculation for federal excise tax purposes. Such firm will audit the financial statements of the Fund at least once each year. A copy of the most recent annual report containing the audit report will accompany this SAI whenever a shareholder or a prospective investor requests it.

LEGAL COUNSEL. Stradley Ronon Stevens& Young, LLP, located at 2005 Market Street, Suite 2600 Philadelphia, PA 19103, serves as legal counsel to the Trust and the Independent Trustees.

SECURITIES LENDING

Subject to certain investment restrictions, the Fund may, subject to the Trustees’ and Trust Treasurer’s approval, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities that will increase the current income of the Fund lending its securities.

The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the Fund is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. The Fund may pay reasonable fees to persons unaffiliated with the Trust for services in arranging such loans.

Even though securities lending usually does not impose market risks on the lending Fund, as with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. In addition, the value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that the Fund must rely on the collateral to recover the value of the securities. Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, the Fund could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending Fund.

The Fund will not lend securities having a value in excess of 33 1/3% of its assets, including collateral received for loaned securities (valued at the time of any loan).

During the fiscal year ended October 31, 2024, the Fund did not engage in securities lending.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board and the Adviser, the Sub-Adviser is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for, the Fund. The Sub-Adviser will manage the Fund’s portfolio in accordance with the terms of the Sub-Advisory Agreement by and among the Trust on behalf of the Fund, the Sub-Adviser and the Adviser. The Sub-Adviser serves as investment adviser for a number of client accounts, in addition to the Fund.

BROKERAGE SELECTION. The Fund has adopted, and the Board has approved, policies and procedures relating to the direction of portfolio securities transactions to brokers. In accordance with these policies and procedures, in selecting brokers to be used in portfolio transactions, the Sub-Adviser’s general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Sub-Adviser considers a number of factors, including, without limitation, the size of the order, the difficulty of execution, the efficiency of the facilities of the executing broker-dealer (including research services), any risk assumed by an executing broker-dealer and other factors that may be unique to a particular order. Recognizing the value of these judgmental factors, the Sub-Adviser may select brokers that charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade. The Sub-Adviser may not give consideration to sales of Shares of the Fund as a factor in selecting brokers to execute portfolio transactions. The Sub-Adviser may, however, place portfolio transactions with brokers that are affiliated with the Adviser or the Sub-Adviser or that promote or sell the Fund’s Shares, so long as such transactions are done in accordance with the policies and procedures established by the Board that are designed to ensure that the selection is consistent with the Sub-Adviser’s obligation to seek best execution and not based upon the broker’s sales efforts.

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Under Section 28(e) of the Exchange Act and the Sub-Advisory Agreement, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers that provide the Sub-Adviser with brokerage, research, analysis, advice and similar services, and the Sub-Adviser may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Sub-Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and the other clients of the Sub-Adviser and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and the other clients of the Sub-Adviser over the long-term. The research received by the Sub-Adviser may include, without limitation: information on the United States and other world economies; information on specific industries, sectors, groups of securities, individual companies, and political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Sub-Adviser to determine and track investment results; and trading systems that allow the Sub-Adviser to interface electronically with brokerage firms, custodians and other providers. Research may be received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases. In some instances, research products or services received by the Sub-Adviser may also be used by the Sub-Adviser for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Sub-Adviser will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Sub-Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Sub-Adviser in connection with advisory clients other than the Fund, and not all such services may be useful to the Sub-Adviser in connection with the Fund.

Although such information may be a useful supplement to the Sub-Adviser’s own investment research in rendering services to the Fund, the value of such research and services is not expected to materially reduce the expenses of the Sub-Adviser in the performance of its services under the Sub-Advisory Agreement and will not reduce the advisory fees payable by the Fund.

The Fund may invest in securities traded in the over-the-counter market. In these cases, the Fund may initiate trades through brokers on an agency basis and may pay a commission in connection with the transaction. The Fund may also effect these transactions by dealing directly with the dealers that make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions.

The Trust has adopted a policy governing the execution of aggregated advisory client orders (“bunching policy”) in an attempt to lower commission costs on a per-share and per-dollar basis. No Adviser or sub-adviser, as appropriate, shall aggregate transactions across its clients including the Fund unless it believes in its best judgment that such aggregation is consistent with its duty to seek best execution for the Fund. The Adviser or sub-adviser shall document in writing how an aggregated order will be allocated among various client accounts (the “Allocation Order”). No advisory client participating in an aggregated order will be favored over the Fund; and each client that participates in an aggregated order is expected to participate at the average share price for all transactions executed in that security for such order on that day, with all transaction costs allocated pro rata based on each client’s participation in the order. If an aggregated order is filled in its entirety, the executed shares shall be allocated among the Adviser’s or sub-adviser’s clients in accordance with the Allocation Order. If the aggregated order is partially filled, the executed shares shall be allocated pro rata based on the Allocation Order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the Allocation Order if good reason for such different allocation is provided and approved in accordance with the Investment Adviser’s or sub-adviser’s policies and procedures adopted in accordance with this bunching policy

During the fiscal years ended October 31, 2022, 2023 and 2024 the Fund paid $1,738, $2,489 and $2,967, in brokerage commissions, respectively.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of Shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making investment decisions, and the Fund may engage in short-term trading to achieve its investment objectives. High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates. The Fund’s portfolio turnover rate is set forth in the prospectus, under “Portfolio Turnover” and “Financial Highlights.”

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DISCLOSURE OF PORTFOLIO HOLDINGS

PORTFOLIO DISCLOSURE POLICY. The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of Fund portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees and agents of the Fund. The Policy is designed to ensure that the disclosure of information about the Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of the Fund.

As an ETF, information about the Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of any order of the SEC applicable to the Fund, the regulations of the Exchange and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of the Fund’s anticipated portfolio holdings as of the next Business Day (as defined below). This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Exchange, the National Securities Clearing Corporation (the “NSCC”) and/or third party service providers.

A “Business Day” with respect to the Fund is any day on which the Exchange is open for business. As of the date of this SAI, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Trust will disclose on the Fund’s website at the start of each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on the Business Day. Online disclosure of such holdings is publicly available at no charge. The website for the Fund is www.virtusetfs.com.

The Fund may also send a portion or all of this information to shareholders of the Fund and to investment company analysts and rating and trading entities. However, the Fund will not send this information to shareholders of the Fund or to analysts or rating and/or trading entities until such information is at least 30 days old or until one Business Day after the information has been posted to the Fund’s website.

The officers of the Trust, the Adviser and/or the Sub-Adviser may share non-public portfolio holdings information with the Fund’s service providers that require such information for legitimate business and Fund oversight purposes, such as the Fund’s operating administrator, fund accounting administrator, transfer agent, distributor, custodian, independent registered public accounting firm, and legal counsel as identified in the Fund’s Prospectus and this SAI, and Quality EDGAR Solutions (a financial EDGARizing, typesetting and printing firm). The Fund, the Adviser and/or the Sub-Adviser may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Fund’s service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential. Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

The Fund’s policies regarding disclosure of portfolio holdings are subject to the continuing oversight and direction of the Board. The Adviser, the Sub-Adviser and the Administrator are required to report to the Board any known disclosure of the Fund’s portfolio holdings to unauthorized third parties. The Fund has not entered (and does not currently intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.

The Fund is also required to make available to the public a complete schedule of its portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Fund’s fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at (888) 383-0553. The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-PORT, as applicable. The Fund’s Form N-CSR and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. The first and third quarter portfolio holdings reports will be filed with the SEC as an exhibit to the Fund’s reports on Form N-PORT, and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual reports, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

In connection with providing investment advisory services to its clients, Wellington Management has ongoing arrangements to disclose non-public client 1940 Act portfolio holdings information to the following parties:

●	Accenture performs certain operational functions on behalf of Wellington Management and has access to portfolio holdings on a daily basis.

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●	Brown Brothers Harriman & Co. performs certain operational functions for Wellington Management and receives trade information on a daily basis.

●	FactSet Research Systems Inc. provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.

●	Glass, Lewis & Co. provides proxy voting services for Wellington Management and receives portfolio holdings information on a daily basis.

●	Markit WSO Corporation performs certain operational functions on behalf of Wellington Management and receives syndicated bank loan portfolio holdings information on a daily basis.

●	MSCI, Inc provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.

●	State Street Bank and Trust Company performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis.

●	Dynamo Software provides a technology platform to support private placement transactions, integrating the components of a private investment lifecycle into one system.

Wellington Management also makes disclosures of 1940 Act portfolio holdings to other third parties where it does not identify specific clients, such as where information is provided to a market data service for transaction analysis.

INDICATIVE INTRA-DAY VALUE

The Fund may determine to have the approximate value of its investments on a per-Share basis, the Indicative Intra-Day Value (“IIV”), disseminated by the Exchange every 15 seconds during hours of trading on the Exchange. Any disseminated IIV should not be viewed as a “real-time” update of NAV because the IIV, if disseminated would be calculated by an independent third party and may not be calculated in the exact same manner as NAV, which is computed once per day.

Any IIV disseminated for the Fund will be calculated during hours of trading on the Exchange by dividing the “Estimated Fund Value” as of the time of the calculation by the total number of outstanding Shares. “Estimated Fund Value” is the sum of the estimated amount of cash held in the Fund’s portfolio, the estimated amount of accrued interest owing to the Fund and the estimated value of the securities held in the Fund’s portfolio, minus the estimated amount of the Fund’s liabilities. Any disseminated IIV will be calculated based on the same portfolio holdings disclosed on the Fund’s website. In determining the estimated value for each of the component securities, the IIV will use last sale, market prices or other methods that would be considered appropriate for pricing equity securities held by registered investment companies.

IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close, which could affect premiums and discounts between the IIV and the market price of the Fund’s Shares. Although the Trust would provide the information used to calculate the IIV, the Trust is not involved in the actual calculation of the IIV and is not responsible for the calculation or dissemination of the IIV. The Trust makes no warranty as to the accuracy of any disseminated IIV.

ADDITIONAL INFORMATION CONCERNING SHARES

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST. The Trust is a Delaware statutory trust and a registered investment company. The Trust was organized on September 20, 2012, and it has authorized capital of an unlimited number of Shares of beneficial interest of no par value, which may be issued in more than one class or series.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. If requested by shareholders of at least one-third of the outstanding shares of the Trust or any series thereof, the Trust will call a meeting of the shareholders of the Trust or the series, as applicable. Shareholders holding two-thirds of all Trust shares outstanding may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

All Shares will be freely transferable; provided, however, that Shares may not be redeemed individually, but only in Creation Units. The Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights, except that, if the Trust creates additional series, only shares of that series may be entitled to vote on a matter affecting that particular series. Trust shareholders are entitled to require the Trust to redeem Creation Units if such shareholders are Authorized Participants. The Declaration of Trust confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through splits or reverse splits, which would have no effect on the net assets of the Fund. If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, you may be required to liquidate or transfer your Shares at an inopportune time and you may lose money on your investment.

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In addition, the Declaration of Trust provides that, subject to the Delaware Act, a shareholder may bring a derivative action on behalf of the Trust or any of its series only if certain conditions are met. Those conditions include, in summary: (i) each complaining shareholder was a shareholder of the series on behalf of which the action is proposed to be brought at the time of the action or acquired the shares afterwards by operation of law from a person who was a shareholder at that time; (ii) each complaining shareholder was a shareholder of the affected series at the time the pre-suit demand (as defined below) was made; (iii) the complaining shareholders must have made a written demand prior to the commencement of the derivative action upon the Trustees requesting that the Trustees file the action on behalf of the affected series (the “pre-suit demand”); (iv) shareholders owning shares representing at least ten percent (10%) of the voting power of the affected series must join in initiating the derivative action; and (v) a copy of the proposed derivative complaint must be served on the Trust. The derivative action provisions summarized above will not apply to claims brought under the federal securities laws to the extent that any such federal laws, rules or regulations do not permit such application.

BOOK ENTRY ONLY SYSTEM. DTC acts as securities depository for the Fund’s Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of which (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, LLC and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust will inquire of each DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust will provide each DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by the DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust will pay to each DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions will be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, will credit immediately with respect to the DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners with respect to the Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between the DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust will take action to find a replacement for DTC to perform its functions at a comparable cost. The DTC Participants’ rules and policies are made publicly available through DTC’s website at: www.dtcc.com.

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PURCHASE AND REDEMPTION OF CREATION UNITS

CREATION. The Trust issues and sells Shares of the Fund only in Creation Units on a continuous basis through the Distributor, at their NAV next determined after receipt, on any Business Day, for an order received in proper form.

Fund Deposit. Under normal circumstances, the consideration for purchase of a Creation Unit of the Fund generally consists of (i) all cash or (ii) an in-kind deposit of Deposit Securities for each Creation Unit constituting a substantial replication, or a representation, of the securities included in the Fund’s portfolio and a Cash Component computed as described below, plus, in either case, a creation transaction fee as described below in the section entitled “Creation Transaction Fee.” The all cash basket or, together, the Deposit Securities and the Cash Component, as applicable, constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is comprised of a “Balancing Amount” as well as any cash in lieu of securities (as described below). The Balancing Amount is equal to the difference between the NAV of the Shares (per Creation Unit) and the market value of the Deposit Securities. If the Balancing Amount is a positive number (i.e., the NAV attributable to a Creation Unit exceeds the market value of the Deposit Securities), the Balancing Amount will be such positive amount. If the Balancing Amount is a negative number (i.e., the NAV attributable to a Creation Unit is less than the market value of the Deposit Securities), the Balancing Amount will be such negative amount, and the creator will be entitled to receive cash from the Fund in an amount equal to the Balancing Amount. The Balancing Amount serves the function of compensating for any differences between the NAV attributable to a Creation Unit and the market value of the Deposit Securities.

The Cash Component will generally include cash in lieu of securities: (1) in the case of bonds, for minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (2) for minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots (i.e., the standard unit of trading in that particular type of security in its primary market); or (3) if, on a given Business Day, the Fund requires all Authorized Participants purchasing or redeeming Creation Units on that day to deposit or receive (as applicable) cash in lieu of certain portfolio holdings solely because: (i) such portfolio holdings are not eligible for transfer either through the NSCC or the DTC; (ii) if the Fund holds non-U.S. securities, such non-U.S. securities are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (iii) “To Be Announced” (“TBA”) transactions, short positions, derivatives and other positions that cannot be transferred in kind (including instruments that can be transferred in kind only with the consent of the original counterparty to the extent the Fund does not seek such consents).

The Fund, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of Shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of Shares of the Deposit Securities required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events, as applicable, are reflected from time to time by the Sub-Adviser with a view to the investment objective of the Fund. In addition, the Trust reserves the right to (i) utilize an all cash basket (if otherwise transacting in kind); (ii) permit or require a cash in lieu amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery, that may not be eligible for trading by an Authorized Participant or the investor for which it is acting, or that is a non-U.S. holding, which, if transferred, would result in unfavorable tax treatment to the recipient of such Deposit Security; (iii) utilize a secondary basket that differs from the initial creation basket used in transactions on that same Business Day; or (iv) utilize a non-representative basket that consists of a selection of instruments that are already included in the Fund’s portfolio holdings.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of the Fund Deposit, the Fund, through NSCC, also makes available on each Business Day the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

Procedures for Creation of Creation Units. To be eligible to place orders to create a Creation Unit of the Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of NSCC (the “Clearing Process”) or a clearing agency that is registered with the SEC, or (ii) a DTC Participant (see “Book Entry Only System”) and, in each case, must have executed an agreement with the Trust, the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units (“Participant Agreement”). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the Fund. All Shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

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All orders to create Creation Units must be placed for one or more Creation Unit size aggregations of Shares. All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than 3:00 p.m. Eastern time (“Order Cut-Off Time”), in each case on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement (see “Placement of Creation Orders Using the Clearing Process” and “Placement of Creation Orders Outside the Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of the Fund will be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Fund will need to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Order Cut-Off Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal of the Deposit Securities by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating the transfer of Deposit Securities and the Cash Component.

Placement of Creation Orders Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Transfer Agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Order Cut-Off Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant that wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. A Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination will be final and binding. Cash equal to the Cash Component must be transferred directly to the Trust through the Federal Reserve wire system in a timely manner so as to be received by the Trust no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Order Cut-Off Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Trust does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units of the Fund so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

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Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order will be deemed to be received on the Business Day on which the order is placed, provided that the order is placed in proper form prior to the Order Cut-Off Time on such date and federal funds in the appropriate amount are deposited with the Trust by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by the Order Cut-Off Time, or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor will be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash will be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily mark-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the second Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Trust or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of the Fund so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units. The Trust reserves the right to reject a creation order transmitted to it by the Distributor in respect of the Fund for any legally permissible reason if (a) the Trust determines that the order is not in proper form; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Trust, as described above; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) as a result of circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, facsimile or computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC or any other participant in the creation process; and similar extraordinary events. The Distributor will notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor will any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered will be determined by the Trust, and the Trust’s determination will be final and binding.

Creation Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a minimum creation transaction fee, assessed per transaction, as follows:

Fund Name	Creation Transaction Fee
Virtus WMC International Dividend ETF (Ticker: VWID)	$1,200

From time to time and for such periods as the Adviser may deem appropriate, the Adviser may increase, decrease or otherwise modify the transaction fee for the purchase of Shares, to an amount that, in its judgment, is necessary or appropriate to recoup for the Fund the costs it may incur as a result of such purchases, or to otherwise eliminate or reduce so far as practicable any dilution of the value of the Shares, not to exceed the maximum amount approved by the Board. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

REDEMPTION. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor and the Fund and only on a Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Trust, through NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the Deposit Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. The Fund may, in its sole discretion, provide such redeemer a basket of cash and/or securities which differs from the exact composition of the Deposit Securities but does not differ in NAV. Deposit Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

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The composition of any redemption proceeds will normally be the same as the composition of the Fund Deposit, as described above, less a redemption transaction fee as described below in the section entitled “Redemption Transaction Fee.” The identity and number of Shares of the Deposit Securities required for redemptions changes as rebalancing adjustments and corporate action events, as applicable, are reflected from time to time by the Sub-Adviser with a view to the investment objective of the Fund. In addition, the Trust reserves the right to (i) utilize an all cash basket (if otherwise transacting in kind); (ii) permit or require a cash in lieu amount to be added to the Cash Component to replace any Deposit Security that may not be eligible for trading by an Authorized Participant or the investor for which it is acting, or that is a non-U.S. holding, which, if transferred, would result in unfavorable tax treatment to the recipient of such Deposit Security; (iii) utilize a secondary basket that differs from the initial redemption basket used in transactions on that same Business Day; or (iv) utilize a non-representative basket that consists of a selection of instruments that are already included in the Fund’s portfolio holdings.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Trust not later than the Order Cut-Off Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after the Order Cut-Off Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Deposit Securities and the Cash Component will be transferred by the second Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant that wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Trust not later than the Order Cut-Off Time on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of Shares of the Fund and the Cash Component specified in such order, which delivery must be made through DTC to the Trust not later than 11:00 a.m. and 2:00 p.m., respectively, Eastern time, on the next Business Day following such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Deposit Securities, which are expected to be delivered within two Business Days, and the Cash Component to the Authorized Participant on behalf of the redeeming Beneficial Owner by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

The calculation of the value of the Deposit Securities and the Cash Component to be delivered upon redemption will be made by the Trust according to the procedures set forth under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Trust by a DTC Participant not later than the Order Cut-Off Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Deposit Securities and the Cash Component to be delivered will be determined by the Trust on such Transmittal Date. In the event that the requisite number of Shares of the Fund are not delivered to the Custodian prior to the DTC Cut-Off-Time, the Trust may deliver the Deposit Securities notwithstanding such deficiency in reliance on the undertaking of the Authorized Participant to deliver the missing Shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery, prior to the DTC Cut-Off-Time, and subsequent maintenance of collateral consisting of cash having a value at least equal to 115% of the value of the missing Shares (the “Cash Collateral”). If, however, a redemption order is submitted to the Trust by a DTC Participant not later than the Order Cut-Off Time on the Transmittal Date but either (1) the requisite number of Shares of the Fund (including any Cash Collateral) are not delivered by the DTC Cut-Off-Time as described above or (2) the redemption order is not submitted in proper form, then the redemption order may be deemed to be rejected and the investor will be liable to the Trust for losses, if any, resulting therefrom. In such case, the value of the Deposit Securities and the Cash Component to be delivered will be computed on the Business Day that such order is received in good order by the Trust, i.e., the Business Day on which the Shares of the Fund (including any Cash Collateral) are delivered through DTC to the Trust by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Deposit Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Deposit Securities).

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Redemptions of Shares for Deposit Securities will be subject to compliance with applicable federal and state securities laws, and the Trust (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the offering and sale of the Deposit Securities under such laws. An Authorized Participant or an investor for which it is acting that is subject to a legal restriction with respect to a particular security included in the Deposit Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Shares’ NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Redemption Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a minimum redemption transaction fee, assessed per transaction as follows:

Fund Name	Redemption Transaction Fee
Virtus WMC International Dividend ETF (Ticker: VWID)	$1,200

Where Shares are redeemed for cash, the redemption transaction fee will be deducted from such redemption proceeds. From time to time and for such periods as the Adviser may deem appropriate, the Adviser may increase, decrease or otherwise modify the transaction fee for the redemption of Shares, to an amount that, in its judgment, is necessary or appropriate to recoup for the Fund the costs it may incur as a result of such redemptions, or to otherwise eliminate or reduce so far as practicable any dilution of the value of the Shares, not to exceed the maximum amount approved by the Board. The redemption transaction fee will be limited in accordance with requirements of the SEC applicable to management investment companies offering redeemable securities (currently 2% of the value of the Shares redeemed). Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

SECURITIES SETTLEMENTS FOR REDEMPTIONS

Because the portfolio securities of the Fund may trade on their relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to purchase and sell Shares on the Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets. The Trust generally intends to pay for redemptions of Creation Units on a basis of “T” (i.e., trade date) plus two business days. The Trust may pay for redemptions of Creation Units on a basis other than T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to pay in-kind redemptions within two business days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring foreign portfolio securities to redeeming Authorized Participants, coupled with foreign market holiday schedules, may require a delivery process longer than the standard settlement period. In certain circumstances during the calendar year, the settlement period may be greater than seven calendar days. Pursuant to SEC rule, the Fund will be required to deliver such foreign portfolio securities in not more than 15 calendar days. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver foreign portfolio securities in any given year is not expected to exceed 15 calendar days. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future and longer (worse) redemption periods are possible.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

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For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Investing in the Fund – Determination of Net Asset Value.”

The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined as of the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern time), on each day that the Exchange is open. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures approved by, and under the direction of, the Board. In determining the value of the Fund’s assets, equity securities are generally valued at market using quotations from the primary market in which they are traded. Debt securities (other than short-term investments) are valued on the basis of broker quotes or valuations provided by a pricing service, which in determining value utilizes information regarding recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the NAV. The Fund normally uses third party pricing services to obtain portfolio security prices.

The Board has designated the Adviser to serve as its valuation designee, pursuant to Rule 2a-5 under the Investment Company Act of 1940 (“1940 Act”), to perform the fair value determinations relating to any or all Fund investments. Accordingly, securities and assets for which market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued by the Adviser at fair value as determined in good faith under policies approved by the Board. Fair value pricing may be used in a variety of circumstances, including but not limited to, situations when the value of the Fund’s portfolio security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. In addition, the Adviser may fair value foreign equity portfolio securities each day the Trust calculates the Fund’s NAV. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a portfolio security will be materially different than the value that could be realized upon the sale of such security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income are expected to be declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Fund, net of expenses of the Fund, as if the Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

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Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a “regulated investment company” (a “RIC”) or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Shares through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

TAXATION

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxes” section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

The Fund is a Separate Corporation. The Fund is treated as a separate corporation for federal income tax purposes. Losses in one Fund do not offset gains in another Fund and the requirements (other than certain organizational requirements) for qualifying for regulated investment company status as described below are determined at the Fund level rather than the Trust level.

Election to be Taxed as a Regulated Investment Company. The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

●	Distribution Requirement — the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

●	Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

●	Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

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In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio Turnover. For investors that hold their Fund Shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions - Distributions of Capital Gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See, “Non-U.S. Investors – Capital Gain Dividends” and “– Interest-Related Dividends and Short-Term Capital Gain Dividends” below.

Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year lookback period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions—Distributions of capital gains” below). A “qualified late year loss” includes:

(i)	any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

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(ii)	the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.

Federal Excise Tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The U.S. has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Purchase of Shares. As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Sections 351 and 362 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

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Taxation of Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund (or of another fund). You will receive information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency- related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. See the discussion below under the headings, “–Qualified Dividend Income for Individuals” and “– Dividends-Received Deduction for Corporations”

Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your Shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his Shares; any excess will be treated as gain from the sale of his Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund Shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”).

Qualified Dividend Income for Individuals. Ordinary income dividends reported by the Fund as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex- dividend. Similarly, investors must hold their Fund Shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the Shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund Shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your Shares may also be reduced or eliminated. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Qualified REIT dividends. Under 2017 legislation commonly known as the “Tax Cuts and Jobs Act,” “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Fund may choose to pass through the special character of “qualified REIT dividends”. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the shareholder meets certain holding period requirements for its shares in the RIC (i.e., generally, RIC shares must be held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend).

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Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-Through of Foreign Tax Credits. If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income than it actually distributes. Shareholders then are entitled either to deduct their share of these taxes in computing taxable income, or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide the information necessary to claim this deduction or credit if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Transactions – Securities Lending” below.

Dividends Declared in October, November or December and Paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare Tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Fund Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales of Fund Shares

Sales of Fund Shares are taxable transactions for federal and state income tax purposes. If you sell your Fund Shares, the IRS requires you to report any gain or loss on your sale. If you held your Shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your Shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant’s aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming such Creation Units are held as a capital asset.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

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Tax Basis Information. A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of cost basis and available elections for your account.

Wash Sales. All or a portion of any loss that you realize on a sale of your Fund Shares will be disallowed to the extent that you buy other Shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your Share sale. Any loss disallowed under these rules will be added to your tax basis in the new Shares.

Sales at a Loss Within Six Months of Purchase. Any loss incurred on a sale of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares.

Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund. This section should be read in conjunction with the discussion above under “Investment Strategies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In General. In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long- term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by the Fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid the Fund-level tax.

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Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the Shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn the Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions – Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors – Investment in U.S. real property” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by the Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. The Fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund — Foreign income tax.” Also, the Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the U.S., which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

Foreign currency transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

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PFIC investments. A fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Securities Lending. While securities are loaned out by the Fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in Securities of Uncertain Tax Character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

By law, a portion of your taxable dividends and sales proceeds may be withheld unless you:

●	provide your correct social security or taxpayer identification number,

●	certify that this number is correct,

●	certify that you are not subject to backup withholding, and

●	certify that you are a U.S. person (including a U.S. resident alien).

Withholding is also imposed if the IRS requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

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Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non- U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In General. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund Shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Capital Gain Dividends. In general, capital gain dividends reported by the Fund as paid from its net long-term capital gains, other than long- term capital gains realized on the disposition of certain U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends and short-term capital gain dividends. Generally, dividends reported by the Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund as paid from its net short-term capital gains, other than short-term capital gains realized on the disposition of certain U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.

Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income Effectively Connected with a U.S. Trade or Business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of Shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest (“USRPI”) as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the Fund’s non-U.S. shareholders.

The Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and other U.S. real property holding corporations (“USRPHC”). If a RIC is a qualified investment entity and the non-U.S. shareholder owns more than 5% of a class of Fund Shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-U.S. shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at the corporate income tax rate and requiring the non-U.S. shareholder to file a nonresident U.S. income tax return. In addition, even if the non-U.S. shareholder does not own more than 5% of a class of Fund Shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale of Fund Shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

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U.S. Estate Tax. Transfers by gift of Shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund Shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate, which permits the decedent’s property to be transferred without federal estate tax liability. The transfer certificate will identify the property (i.e., Fund Shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, an affidavit from an appropriate individual that states that the decedent’s U.S. situs assets are below this threshold amount may be sufficient to transfer the Fund Shares.

U.S. Tax Certification Rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, a 30% withholding tax is imposed on income dividends paid by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the United States and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the applicable withholding agent, which will, in turn, report information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

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OTHER INFORMATION

Shareholder inquiries may be made by writing to the Trust, c/o Virtus Investment Advisers, LLC, One Financial Plaza, Hartford, Connecticut 06103.

FINANCIAL STATEMENTS

The audited financial statements of the Fund, including the financial highlights pertaining thereto, and the report of PricewaterhouseCoopers LLP, which are contained in the Fund’s Form N-CSR  for the fiscal year ended October 31, 2024, are incorporated herein by reference and made a part of this SAI.

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APPENDIX A

TRUST PROXY VOTING POLICY AND
PROCEDURES

1.            Purpose and Delegation. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by each series (individually, a “Fund” and collectively, the “Funds”) of ETFis Series Trust I and Virtus ETF Trust II (individually, a “Trust” and collectively, the “Trusts”). The board of Trustees of the Trust (the “Board”) believes that while typically each Fund’s Sub-Adviser is in the best position to make individual voting decisions for such Fund, there may also be times when the Board determines that the Adviser or another person or group of persons is in the best position to make such voting decisions (such person or group of persons, the “Proxy Voting Manager”). Therefore, subject to the oversight of the Board, each Fund’s Proxy Voting Manager is hereby delegated the duty to make proxy voting decisions for such Fund, and to implement and undertake such other duties as set forth in, and consistent with, these Policies and Procedures.

2.	Definitions.

(a)       Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b)       Proxy Voting Manager. Proxy Voting Manager, as used herein, refers to the Adviser, Sub-Adviser or other person(s) to which the duty to make proxy voting decisions for a Fund has been delegated. With respect to such Fund, the Proxy Voting Manager is responsible for supervising and implementing these Policies and Procedures.

3.	Policy for Voting Proxies.

(a)       Fiduciary Considerations. Voting authority must be exercised in a manner that is in the best interest of the shareholders of the Fund, and may include a determination that it is in the best interest of the shareholders of the Fund to refrain from exercising voting authority in certain circumstances. Any conflict of interest must be resolved in a manner that is in the best interest of the shareholders of the Fund.

(b)       Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight. The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interest of the Fund’s shareholders.

(c)       Routine Proposals. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) with respect to securities should generally be voted in favor of management.

(d)       Non-Routine Proposals. Votes on non-routine matters and votes against a management’s recommendations with respect to securities are voted as determined by the Proxy Voting Manager to be in the best interest of the Fund’s shareholders.

(e)       Investment Companies. The Proxy Voting Manager may determine that it is in the best interest of the shareholders of the Fund to vote the shares of an investment company in the same proportion as the vote of all other holders of such shares. The Proxy Voting Manager must keep records of this determination, including records indicating whether the Fund relies upon Section 12(d)(1)(F) of the Investment Company Act of 1940 (the “1940 Act”) or a particular order of the U.S. Securities and Exchange Commission (the “SEC”) to invest in other investment companies.

4.            Conflicts of Interest. The Trust recognizes that under certain circumstances a Proxy Voting Manager may have a conflict of interest in voting proxies on behalf of a Fund. Such circumstances may include, but are not limited to, situations where a Proxy Voting Manager or one or more of its affiliates, including, without limitation, officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Proxy Voting Manager shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Proxy Voting Manager with respect to voting proxies on behalf of a Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Proxy Voting Manager’s business, and to bring any conflict of interest of which they become aware to the attention of the Proxy Voting Manager. The Proxy Voting Manager shall not vote proxies relating to such issuers on behalf of a Fund until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Proxy Voting Manager’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Voting Manager determines that a conflict of interest is not material, the Proxy Voting Manager may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Board and the Proxy Voting Manager shall follow the instructions of the Board or (ii) the Proxy Voting Manager shall vote the issue in question based upon the recommendation of an established, independent third party with qualifications to vote proxies so long as the Board has approved this course of action for the issue in question (if approval is requested at a time other than a regularly scheduled meeting of the Board, the Chief Compliance Officer of the Fund may approve this course of action for the issue in question and provide a report at the next regularly scheduled meeting of the Board). The Proxy Voting Manager shall keep a record of all materiality decisions and report them to the Board no less frequently than annually.

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5.             Proxy Voting Procedures. Proxy voting will be conducted in compliance with the policies and practices described herein and is subject to the Proxy Voting Manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Each Proxy Voting Manager shall maintain records regarding the voting of proxies under these Policies and Procedures.

The Trust acknowledges that certain of the Proxy Voting Managers to the various Funds have adopted voting policies and procedures for their clients that have been delivered to the Trust. To the extent that a Proxy Voting Manager has not adopted such policies and procedures, it shall adopt the policies and procedures provided herein as its own and shall otherwise vote all proxies in what it believes is the best interest of the Fund’s shareholders. To the extent that a Proxy Voting Manager’s policies and procedures are consistent with these Policies and Procedures, the Proxy Voting Manager may implement them with respect to voting proxies on behalf of each Fund managed by such Proxy Voting Manager. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supersede any comparable provisions of any Proxy Voting Manager’s policies and procedures.

6.             Form N-PX. The Proxy Voting Manager shall gather, collate and present information relating to the proxy voting activities of itself and/or its delegate(s) in such format and medium as the Fund shall request in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act. A record of each proxy vote will be entered on Form N-PX. A copy of each Form N-PX will be signed by the President of the Trust. The Form is to be filed by August 31 each year. Each reporting period covered by the Form N-PX runs from July 1 to June 30. The Trust will disclose in its annual and semi-annual reports to shareholders and in its registration statement (in the SAI) filed with the SEC that the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge upon request at toll-free telephone number for the Fund) and is also available on the SEC’s website at www.sec.gov.

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APPENDIX B

WELLINGTON MANAGEMENT

SUB-ADVISER PROXY VOTING POLICY AND
PROCEDURES

WELLINGTON’S PHILOSOPHY

Wellington Management is a long-term steward of our clients’ assets and aims to vote proxies for which we have voting authority in the best financial interest of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best financial interest of its clients as shareholders and while written to apply globally, we consider jurisdictional differences to make informed decisions. Enumerated below are issues specific to the Japanese market given we have formulated more detailed expectations of this region.

It should be noted that the following are guidelines, not rigid rules, and Wellington Management reserves the right in all cases to deviate from the general direction set out below where doing so is in the best interest of its clients.

OUR APPROACH TO STEWARDSHIP

The goal of our stewardship activities is to support decisions that we believe will maximize investment returns for our clients over the long term.

The mechanisms we use to implement our stewardship activities vary by asset class. Engagement applies to all our investments across equity and credit, in both private and public markets. Proxy voting applies mostly to public equities.

Stewardship extends to any area that may affect the long-term sustainable financial return of an investment. Stewardship can be accomplished through research and constructive dialogue with company management and boards, by monitoring company behavior through informed active ownership, and by emphasizing management accountability for important issues via our proxy votes, which have long been part of Wellington’s investment ethos. Please refer to our Engagement Policy for more information on how engagement is conducted at Wellington.

OUR APPROACH TO VOTING

We vote proxies in what we consider to be the best financial interests of our clients. Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management’s stewardship activities with regard to proxy voting and engagement practices.

Generally, routine issues that can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such proposals on their merits and take voting action in a manner that best serves the financial interests of our clients. When forming our voting decisions, we may leverage sources including internal research notes, third-party voting research, and company engagement. While manual votes are often resolved by investment research teams, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers’ decisions by allowing them to consider multiple perspectives. Consistent with our community-of- boutiques model, portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Robust voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.

We generally support shareholder proposals if we determine that their adoption would promote long-term shareholder value. In making this determination, we consider numerous factors, including but not limited to the anticipated benefits of the proposal to the company; whether the proposal addresses the general interests of the company’s shareholders and not just those of the shareholder proponents; whether the company is currently addressing the issue motivating the proposal or has engaged with the shareholder proponents; whether the company can implement the proposal effectively; and whether the proposal’s adoption would impose material costs on the company or result in unintended consequences.

In addition, because proxy voting provides only limited means (i.e., voting ‘‘for’’ or ‘‘against’’) to express our views on a particular issue, we may support shareholder proposals in cases where we do not support every recommended action or where the proposal is accompanied by a supporting statement that we do not support so long as we are directionally aligned with the issue motivating the proposal. In these cases, we aim to engage directly with the company to clarify the nuanced view our vote represents.

Please refer to our Global Proxy Policy and Procedures for further background on the process and governance of our voting approach.

Detailed below are the principles that we consider when deciding how to vote.

VOTING GUIDELINES

BOARD COMPOSITION AND ROLE OF DIRECTORS

Effective boards should act in shareholders’ best economic interests and possess the relevant skills to implement the company’s strategy.

We consider shareholders’ ability to elect directors annually an important right and, accordingly, generally support proposals to enable annual director elections and declassify boards.

We may withhold votes from directors for being unresponsive to shareholders or for failing to make progress on issues material to maximizing investment returns. We may also withhold votes from directors who fail to implement shareholder proposals that if adopted would promote long-term shareholder value and have received majority support or have implemented poison pills without shareholder approval.

Time commitments

We expect directors to have the time and energy to fully commit to their board-related responsibilities and not be overstretched with an excessive number of external directorships. We may vote against directors when serving on five or more public company boards, and public company executives when serving on three or more public company boards, including their own.

We consider the roles of board chair and chair of the audit committee as equivalent to an additional board seat when evaluating the overboarding matrix for nonexecutives. We may take into consideration that certain directorships, such as Special Purpose Acquisition Companies (SPACs) and investment companies, are usually less demanding.

Directors should also attend at least 75% of scheduled board meetings. If they fail to do so, we may vote against their reelection.

Succession planning and board refreshment

We do not have specific voting policies relating to director age or tenure. We prefer to take a holistic view, evaluating whether the company is balancing the perspectives of new directors with the institutional knowledge of longer-serving board members. Succession planning is a key topic during many of our board engagements.

We expect companies to refresh their board membership every five years and may vote against the chair of the nominating committee for failure to implement. We believe a degree of director turnover allows companies to strengthen board diversity and add new skill sets to the board to enhance their oversight and adapt to evolving strategies.

Boards should offer transparency around their process to evaluate director performance and independence, conducting a rigorous regular evaluation of the board --- key committees as well as individual directors --- which is responsive to shareholder input. We believe externally facilitated board evaluations may contribute to companies retaining an appropriate mix of skills, experience, and diversity on their boards over time.

In certain markets companies are governed by multi-tiered boards, with each tier having different responsibilities. We hold supervisory board members to similar standards, subject to prevailing local governance best practices.

Board independence

In our view, boards perform best when composed of an appropriate combination of executive and nonexecutive (in particular, independent nonexecutive) directors to challenge and counsel management.

To determine appropriate minimum levels of board independence, we look to prevailing market best practices: two- thirds in the US, for example, and a majority in the UK and France. In addition to the overall independence at the board level, we also consider the independence of audit, compensation, and nominating committees. Where independence falls short of our expectations, we may withhold approval for non-independent directors or those responsible for the board composition. We typically vote in support of shareholder proposals calling for improved independence.

We believe that having an independent chair is the preferred structure for board leadership. Having an independent chair avoids the inherent conflict of self-oversight and helps ensure robust debate and diversity of thought in the boardroom. We will generally support proposals to separate the chair and CEO or establish a lead director but may support the involvement of an outgoing CEO as executive chair for a limited period to ensure a smooth transition to new management.

Board diversity

We believe boards that reflect a wide range of perspectives are best positioned to create shareholder value. Appointing boards that thoughtfully debate company strategy and direction is not possible unless boards elect highly qualified and diverse directors. By setting a leadership example, boardrooms with a wide range of experiences, expertise, and perspectives encourage an organizational culture that promotes diverse thinkers, enabling better strategic decisions and the navigation of increasingly complex issues facing companies today.

We think it is not in shareholders’ best interests for the full board to be comprised of directors who all share the same background, experience, and personal characteristics (e.g., gender, race, ethnicity, and age). We expect our portfolio companies to be thoughtful and intentional in considering the widest possible pool of skilled candidates who bring diverse perspectives into the boardroom. We encourage companies to disclose the composition and qualifications of their board and to communicate their ambitions and strategies for creating and fostering a diverse board.

We reserve the right to vote against the reelection of the Nominating/Governance Committee Chair when the board is not meeting local market standards from a diversity perspective. We expect a minimum of 20% gender diversity at major indices such as the S&P 500 and encourage boards to strive for 30% gender diversity. From 2025, we may vote against the reelection of the Nominating/Governance Committee Chair at major indices not meeting this 30% goal.

Outside of the above major indices and absent a market-defined standard, we may vote against the reelection of the Nominating/Governance Committee Chair where no gender-diverse directors are represented on a board.

We reserve the right to vote against the reelection of the Nominating/Governance Committee Chair at US large-cap and FTSE 100 companies that failed to appoint at least one director from a minority ethnic group and fail to provide a clear and compelling reason for being unable to do so. We will continue to engage on diversity of the board in other markets and may vote against the reelection of directors where we fail to see improvements.

Majority vote on election of directors

Because we believe the election of directors by a majority of votes cast is the appropriate standard, we will generally support proposals that seek to adopt such a standard. Our support will typically extend to situations where the relevant company has an existing resignation policy for directors that receive a majority of ‘‘withhold’’ votes. We believe majority voting should be defined in the company’s charter and not simply in its corporate governance policy.

Generally, we oppose proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a standard of majority of votes outstanding (total votes eligible as opposed to votes cast). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

Contested director elections

We approach contested director elections on a case-by-case basis, considering the specific circumstances of each situation to determine what we believe to be in the best financial interest of our clients. In each case, we welcome the opportunity to engage with both the company and the proponent to ensure that we understand both perspectives and are making an informed decision on our clients’ behalf.

COMPENSATION

Executive compensation plans establish the incentive structure that plays a role in strategy-setting, decision making, and risk management. While design and structure vary widely, we believe the most effective compensation plans attract and retain high-caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.

Due to each company’s unique circumstances and wide range of plan structures, Wellington determines support for a compensation plan on a case-by-case basis. We support plans that we believe lead to long-term value creation for our clients and the right to vote on compensation plans annually.

In evaluating compensation plans, we consider the following attributes in the context of the company’s business, size, industry, and geographic location:

Alignment — We believe in pay-for-performance and encourage plan structures that align executive compensation with shareholder experience. We compare total compensation to performance metrics on an absolute and relative basis over various time frames, and we look for a strong positive correlation. To ensure shareholder alignment, executives should maintain meaningful equity ownership in the company while they are employed, and for a period thereafter.

Transparency — We expect compensation committees to articulate the decision-making process and rationale behind the plan structure, and to provide adequate disclosure so shareholders can evaluate actual compensation relative to the committee’s intentions. Disclosure should include how metrics, targets, and time frames are chosen, and detail desired outcomes. We also seek to understand how the compensation committee determines the target level of compensation and constructs the peer group for benchmarking purposes.

Structure — The plan should be clear and comprehensible. We look for a mix of cash versus equity, fixed versus variable, and short- versus long-term pay that incentivizes appropriate risk-taking and aligns with industry practice. Performance targets should be achievable but rigorous, and equity awards should be subject to performance and/or vesting periods of at least three years, to discourage executives from managing the business with a near-term focus.

Unless otherwise specified by local market regulators, performance-based compensation should be based on metrics that are objective, rigorous, and tied to shareholder value creation. Qualitative goals, including material environmental and social considerations material to financial performance, may be acceptable if a compensation committee has demonstrated a fair and consistent approach to evaluating qualitative performance and applying discretion over time.

Accountability — Compensation committees should be able to use discretion, positive and negative, to ensure compensation aligns with performance and provide a cogent explanation to shareholders. We generally oppose one- time awards aimed at retention or achieving a predetermined goal. Barring an extenuating circumstance, we view retesting provisions unfavorably.

Approving equity incentive plans

A well-designed equity incentive plan facilitates the alignment of interests of long-term shareholders, management, employees, and directors. We evaluate equity-based compensation plans on a case-by-case basis, considering projected plan costs, plan features, and grant practices. We will reconsider our support for a plan if we believe these factors, on balance, are not in the best financial interest of shareholders. Specific items of concern may include excessive cost or dilution, unfavorable change-in-control features, insufficient performance conditions, holding/vesting periods, or stock ownership requirements, repricing stock options/stock appreciation rights (SARs) without prior shareholder approval, or automatic share replenishment (an ‘‘evergreen’’ feature).

Employee stock purchase plans

We generally support employee stock purchase plans, as they may align employees’ interests with those of shareholders. That said, we typically vote against plans that do not offer shares to a broad group of employees (e.g., if only executives can participate) or plans that offer shares at a significant discount.

Nonexecutive director compensation

We expect companies to disclose nonexecutive director compensation and we prefer the use of an annual retainer or fee, delivered as cash, equity, or a combination. We do not believe nonexecutive directors should receive performance- based compensation, as this creates a potential conflict of interest. Nonexecutive directors oversee executive compensation plans; their objectivity is compromised if they design a plan that they also participate in.

Severance arrangements

We are mindful of the board’s need for flexibility in recruitment and retention but will oppose excessively generous arrangements unless agreements encourage management to negotiate in shareholders’ best financial interest. We generally support proposals calling for shareholder ratification of severance arrangements.

Retirement bonuses (Japan)

Misaligned compensation that is based on tenure and seniority may compromise director independence. We generally vote against directors and statutory auditors if retirement bonuses are given to outgoing directors.

Clawback policies

We believe companies should be able to recoup incentive compensation from members of management who received awards based on fraudulent activities, accounting misstatements, or breaches in standards of conduct that lead to corporate reputational damage. We generally support shareholder proposals requesting that a company establish a robust clawback provision if existing policies do not cover these circumstances. We also support proposals seeking greater transparency about the application of clawback policies

Audit quality and oversight

Scrutiny of auditors, particularly audit quality and oversight, has been increasing. When we assess financial statement reporting and audit quality, we will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interests. We also pay close attention to the nonaudit services provided by auditors and consider the potential for the revenue from those services to create conflicts of interest that could compromise the integrity of financial statement audits.

SHAREHOLDER RIGHTS

Shareholder rights plans

Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Such plans also may be misused, however, as a means of entrenching management. Consequently, we may support plans that include a shareholder approval requirement, a sunset provision, or a permitted bid feature (e.g., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank-check preferred shares.

Multiple voting rights

We generally support one share, one vote structures. The growing practice of going public with a dual-class share structure can raise governance and performance concerns. In our view, dual-class shares can create misalignment between shareholders’ economic stake and their voting power and can grant control to a small number of insiders who may make decisions that are not in the interests of all shareholders.

We generally prefer that companies dispense with dual-class share structures but we recognize that newly listed companies may benefit from a premium by building in some protection for founders for a limited time after their IPO. The Council of Institutional Investors, a nonprofit association of pension funds, endowments, and foundations, recommends that newly public companies that adopt structures with unequal voting rights do away with the structure within seven years of going public. We believe such sunset clauses are a reasonable compromise between founders seeking to defend against takeover attempts in pivotal early years, and shareholders demanding a mechanism for holding management accountable, especially in the event of leadership changes.

Similarly, we generally do not support the introduction of loyalty shares, which grant increased voting rights to investors who hold shares over multiple years.

Proxy access

We believe shareholders should have the right to nominate director candidates on the management’s proxy card. We will generally support shareholder proposals seeking proxy access unless the existing policy is already in line with market norms.

Special meeting rights

We believe the right to call a special meeting is an important shareholder right, and we will generally support such proposals to establish this right at companies that lack this facility. We will generally support a proposal lowering thresholds where the current level exceeds 15% and the proposal calls for a 10%+ threshold, taking into consideration the makeup of the existing shareholder base and the company’s general responsiveness to shareholders. If shareholders are granted the right to call special meetings, we generally do not support written consent.

Virtual meetings

Many companies established virtual-only shareholder meetings over the course of the recent COVID-19 pandemic. Virtual attendance allows investors to participate in more meetings and reduces the need for travel. We generally prefer shareholder meetings to take place in a hybrid format (virtual and in-person) where possible, allowing all shareholders, whether they attend in person or virtually, to ask questions. We expect companies hosting virtual-only shareholder meetings to provide a clear rationale underpinning their decision to do so, provide a live video stream of proceedings, and offer transparency on how questions may be submitted and are selected for discussion.

We may oppose amendments to articles of association permitting virtual-only meetings where we perceive shareholder rights to be at risk. We may also support relevant shareholder proposals requesting companies to facilitate the ability to attend in person.

CAPITAL STRUCTURE AND CAPITAL ALLOCATION

Mergers and acquisitions

We approach votes to approve mergers and acquisitions on a case-by-case basis, considering the specific circumstances of each proposal to determine what we believe to be in the best financial interests of our clients.

Increases in authorized common stock

We generally support requests for increases up to 100% of the shares with preemption rights. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less-liquid markets, we may impose a lower threshold. When companies seek to issue shares without preemptive rights, we consider potential dilution and generally support requests when dilution is below 20%. For issuance with preemptive rights, we review on a case-by-case basis, considering the size of issuance relative to peers.

ENVIRONMENTAL TOPICS

We assess portfolio companies’ performance on environmental issues we deem to be material to long-term financial performance and communicate our expectations for best practice.

Climate change

As an asset manager entrusted with investing on our clients’ behalf, we aim to assess, monitor, and manage the potential effects of climate change on our investment processes and financial returns of client portfolios. Proxy voting is a key tool we use for managing climate-related investment risks as part of our stewardship escalation process.

We expect companies facing material climate risks to have credible transition plans communicated using the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD). Appropriate reporting on climate readiness will help stakeholders understand those companies’ willingness and ability to adapt to or mitigate material climate-related risks. In addition to the voting policies specifically mentioned, we may also vote against directors at companies facing material climate risks where climate plans and disclosures meaningfully lag our expectations for those companies.

Emissions disclosure

We generally encourage all companies to disclose Scope 1, 2, and 3 emissions. While we recognize the challenges associated with collecting Scope 3 emissions data, this disclosure is necessary for us to fully understand the transition risks applicable to an issuer. Disclosure of both overall categories of Scope 3 emissions upstream and downstream ----- with context and granularity from companies about the most significant Scope 3 sources enhances our ability to evaluate investment risks and opportunities. We generally encourage companies to adopt emerging global standards for measurement and disclosure of emissions such as those being developed by the International Sustainability Standards Board (ISSB) and believe companies will benefit from acting now and consequently evolving their approach in line with emerging global standards.

We view disclosure of Scope 1 and 2 emissions as a minimum expectation where measurement practices are well- defined and attainable. We will generally vote against the reelection of the chair of MSCI World companies and large- cap companies in emerging markets that do not disclose Scope 1 and 2 emissions, have not made a commitment to do so in the next year, and where emissions intensity is material to financial performance.

Net-zero targets

As an outcome of enterprise risk management and strategic planning to reduce the potential negative financial impacts of climate change on shareholder value, we encourage companies to set a credible, science-based decarbonization glidepath, with an interim and long-term target, that comprises all categories of material emissions and is consistent with the ambition to achieve net-zero emissions by 2050 or sooner. For certain high-emitting companies, we reserve the right to vote against the company chair where quantitative emission reduction targets have not been defined. We consider it to be best practice for companies to pursue validation from the Science Based Targets initiative (SBTi).

We generally support shareholder proposals asking companies facing material climate risks for improved disclosure on climate risk management and we generally support those that request alignment of business strategies with the Paris Agreement or similar language.

Biodiversity

Many companies are dependent on natural capital and biodiversity as key inputs either through direct resource extraction or their supply chain. Business activities may also impact the capacity of nature to provide social and economic functions. We recognize that biodiversity impact and loss can be challenging to quantify and measure, but we believe companies should assess environmental inputs and outputs. We encourage companies to report on financially material impacts and dependencies on natural capital relevant to their business.

Other environmental shareholder proposals

For other environmental proposals covering themes including biodiversity, natural capital, deforestation, water usage, (plastic) packaging, as well as palm oil, we take a case-by-case approach and will generally support proposals calling for companies to provide disclosure where this is additive to the company’s existing efforts, the proposed information pertains to a material financial impact, and in our view is of economic benefit to investors.

SOCIAL TOPICS

Corporate culture, human capital, and diversity, equity, and inclusion

Through engagement we emphasize to management the importance of how they invest in and cultivate their human capital to perpetuate a strong culture. We assess culture holistically from an alignment of management incentives, responsiveness to employee feedback, evidence of an equitable and sound talent management strategy and commitment to diversity, equity, and inclusion (DEI) practices that promote shareholder value. We value transparency and use of key performance indicators.

A well-articulated culture statement and talent attraction, retention, and development strategy suggest that a company appreciates culture and talent as competitive advantages that can drive long-term value creation. It also sends a strong message when management compensation is linked, when appropriate, to employee satisfaction. If the company conducts regular employee engagement surveys, we look for leadership to disclose the results both positive and negative so we can monitor patterns and assess whether they are implementing changes based on the feedback they receive. We consider workplace locations and how a company balances attracting talent with the costs of operating in desirable cities.

We maintain that a deliberate human capital management strategy should foster a collaborative, productive workplace in which all talent can thrive. One ongoing engagement issue that pertains to human capital management is DEI. We see DEI practices as a material input to long-term financial performance, so as our clients’ fiduciaries, we seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. This is significantly aided when there is consistent, robust disclosure in place. A sound long-term plan holds more weight than a company’s current demographics, so we look for a demonstrable DEI strategy that seeks to improve shareholder value over time and align management incentives accordingly. To that end, we expect companies in the US to publicly disclose their EEO-1 reporting and all companies to disclose their DEI strategy.

Gender and racial pay equity are important parts of our assessment of a company’s diversity efforts. Pay inequity can impact shareholder value by exposing a company to challenges with recruiting and retaining talent, job dissatisfaction, workforce turnover, and costly lawsuits. Consequently, we may support proposals asking for improved transparency on a company’s gender and/or racial pay gap if existing disclosures are lagging best practice and if the company has not articulated its efforts to promote equal opportunities to advance to senior roles.

We believe diversity among directors, leaders, and employees contributes positively to shareholder value by imbuing a company with myriad perspectives that help it better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom. See the Board Diversity section above for more on our approach.

Stakeholders and risk management

In recent years, discourse on opioids, firearms, and sexual harassment has brought the potential for social externalities the negative effects that companies can have on society through their products, cultures, or policies into sharp focus. These nuanced, often misunderstood issues can affect the value of corporate securities.

We encourage companies facing these risks to disclose related risk-management strategies. When a company faces litigation or negative press, we inquire about lessons learned and request evidence of substantive changes that aim to prevent recurrence and mitigate downside risk. In these cases, we may also support proposals requesting enhanced disclosure on actions taken by management.

Human rights

Following the 2015 passage of the UK’s Modern Slavery Act, a handful of countries have passed laws requiring companies to report on how they are addressing risks related to human rights abuses in their global supply chains. While human rights have been a part of our research and engagement in this context, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (highest possibility of supply chain exposure), enhance our own engagement questions, and potentially work with external data providers to gain insights on specific companies or industries. To help us assess company practices and drive more substantive engagement with companies on this issue, we will generally support proposals requesting enhanced disclosure on companies’ approach to mitigating the risk of human rights violations in their business.

Cybersecurity

Robust cybersecurity practices are imperative for maintaining customer trust, preserving brand strength, and mitigating regulatory risk. Companies that fail to strengthen their cybersecurity platforms may end up bearing large costs. Through engagement, we aim to compare companies’ approaches to cyber threats, regardless of region or sector, to distinguish businesses that lag from those that are better prepared.

Political contributions and lobbying

We generally support shareholder proposals asking for enhanced disclosure and board oversight of a company’s political and lobbying activities where existing disclosure and board oversight are inadequate. This is because sufficient disclosure and board oversight are necessary to evaluate whether, and ensure that, these activities align with the company’s stated strategy and promote shareholder value.

JAPAN-SPECIFIC TOPICS

Capital allocation

We hold board chairs accountable for persistently low returns on equity (ROE) in Japan, using a five-year average ROE of below 5% as a guide. Our assessment of a company’s capital stewardship complements our assessment of board effectiveness without dictating specific capital allocation decisions. We may make exceptions where ROE is improving, where a long-cycle business warrants a different standard, or where new management is in place, and we feel they should not be punished for the past CEO/chair’s record.

Cross-shareholdings

Cross-shareholdings reduce management accountability by creating a cushion of crossover investor support. We may vote against the highest-ranking director up for reelection for companies where management has allocated a significant portion (20% or more) of net assets to cross-shareholdings. When considering this issue, we will take into account a company’s trajectory in reducing cross-shareholdings over time, as well as legitimate business reasons given to retain specific shareholdings.

Board diversity

We look for boards on the Japanese Prime Market to have a minimum 10% gender diversity, not inclusive of statutory auditors. For companies on the Non-Prime Market, we will also look for boards to have a minimum 10% gender diversity, inclusive of statutory auditors as applicable. We may vote against the chair of the board (or CEO in the absence of a board chair) where the board fails to meet this level. We expect to be able to support directors where a credible plan has been adopted to increase gender diversity ahead of the next meeting.

Board independence

We reserve the right to vote against the chair of the board or the most senior executive up for election at Japanese companies if the board of directors fails to meet the following independence expectations:

●	For companies on the Prime Market without a controlling shareholder, we expect the board to be comprised of at least one-third independent directors.
●	For companies on the Prime Market with a controlling shareholder, we expect the board to be majority independent.
●	For companies on the Non-Prime Market with a controlling shareholder, we expect the board to be comprised of at least one-third independent directors.
●	For companies on the Non-Prime Market without a controlling shareholder and a two-tiered board, we expect combined one-third independence of the board of directors and the board of statutory auditors, and at least two independent outside directors.
●	For companies on the Non-Prime Market without a controlling shareholder and a one-tiered board (with either one or three committees), we expect one-third independence.

We continue to require a majority of the board of statutory auditors to be independent, regardless of the market segments. We further encourage Japanese companies to establish nomination/compensation committees, and to clearly describe the role of the board chair in terms of setting the board agenda and driving accountability.

Important Information

Wellington Management Company LLP (WMC) is an independently owned investment adviser registered with the US Securities and Exchange Commission (SEC). WMC is also registered with the US Commodity Futures Trading Commission (CFTC) as a commodity trading advisor (CTA) and serves as a CTA to certain clients including commodity pools operated by registered commodity pool operators. WMC provides commodity trading advice to all other clients in reliance on exemptions from CTA registration. WMC, along with its affiliates (collectively, Wellington Management), provides investment management and investment advisory services to institutions around the world. Wellington Management Group LLP (WMG), a Massachusetts limited liability partnership, serves as the ultimate parent holding company of the Wellington Management global organization. All of the partners are full-time professional members of Wellington Management. Located in Boston, Massachusetts, Wellington Management also has offices in Chicago, Illinois; New York, New York; Radnor, Pennsylvania; San Francisco, California; DIFC, Dubai; Frankfurt; Hong Kong; London; Luxembourg; Madrid; Milan; Shanghai; Singapore; Sydney; Tokyo; Toronto; and Zurich.

This material is prepared for, and authorized for internal use by, designated institutional and professional investors and their consultants or for such other use as may be authorized by Wellington Management. This material and/or its contents are current at the time of writing and may not be reproduced or distributed in whole or in part, for any purpose, without the express written consent of Wellington Management. This material is not intended to constitute investment advice or an offer to sell, or the solicitation of an offer to purchase shares or other securities. Investors should always obtain and read an up-to-date investment services description or prospectus before deciding whether to appoint an investment manager or to invest in a fund. Any views expressed herein are those of the author(s), are based on available information, and are subject to change without notice. Individual portfolio management teams may hold different views and may make different investment decisions for different clients.

PART C

OTHER INFORMATION

ETFis Series Trust I

Item 28. Exhibits

(a)	(1)	Certificate of Trust of ETFis Series Trust I dated September 20, 2012, incorporated by reference to Registrant’s Registration Statement on Form N-1A, filed April 2, 2013

(2)	Agreement and Declaration of Trust of ETFis Series Trust I dated September 20, 2012, incorporated by reference to Registrant’s Registration Statement on Form N-1A, filed April 2, 2013

(3)	Certificate of Amendment to Certificate of Trust dated September 16, 2013, incorporated by reference to Registrant’s Pre-Effective Amendment No. 1, filed December 24, 2013

(b)	Bylaws of ETFis Series Trust I dated September 20, 2012, incorporated by reference to Registrant’s Registration Statement on Form N-1A, filed April 2, 2013

(c)	Instruments Defining Rights of Security Holders – See relevant portions of Certificate of Trust, Declaration of Trust and Bylaws

(d)	(1)	Investment Advisory Agreement dated June 4, 2015, between ETFis Series Trust I and Virtus ETF Advisers LLC (“Advisory Agreement”) , incorporated by reference to Registrant’s Post-Effective Amendment No. 48, filed June 8, 2015

(2)	Amendment to Schedule A to the Advisory Agreement effective January 1, 2020, incorporated by reference to Registrant’s Post-Effective Amendment No. 160, filed February 28, 2020

(3)	Investment Advisory Agreement dated June 12, 2015, between ETFis Series Trust I and Virtus ETF Advisers LLC on behalf of InfraCap MLP ETF, incorporated by reference to Registrant’s Post-Effective Amendment No. 142, filed February 28, 2018

(4)	Amended and Restated Advisory Agreement dated August 14, 2017, between ETFis Series Trust I and Virtus ETF Advisers LLC on behalf of Virtus LifeSci Biotech Products ETF and Virtus LifeSci Biotech Clinical Trials ETF, incorporated by reference to Registrant’s Post-Effective Amendment No. 134, filed October 31, 2017

(5)	Transfer and Assumption of Investment Advisory Agreement dated as of January 1, 2025, among ETFis Series Trust I, Virtus Investment Advisers, LLC (formerly, Virtus Investment Advisers, Inc.) and Virtus Advisers, LLC (formerly, Virtus ETF Advisers LLC), on behalf of Virtus LifeSci Biotech Clinical Trials ETF and Virtus LifeSci Biotech Products ETF, filed herewith.

(6)	Transfer and Assumption of Investment Advisory Agreement dated as of January 1, 2025, among ETFis Series Trust I, Virtus Investment Advisers, LLC (formerly, Virtus Investment Advisers, Inc.) and Virtus Advisers, LLC (formerly, Virtus ETF Advisers LLC), on behalf of InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, Virtus Reaves Utilities ETF and Virtus WMD International Dividend ETF, filed herewith.

(7)	Transfer and Assumption of Investment Advisory Agreement dated as of January 1, 2025, among ETFis Series Trust I, Virtus Investment Advisers, LLC (formerly, Virtus Investment Advisers, Inc.) and Virtus Advisers, LLC (formerly, Virtus ETF Advisers LLC), on behalf of InfraCap MLP ETF, filed herewith.

(8)	Investment Sub-Advisory Agreement dated August 1, 2014, among ETFis Series Trust I, Virtus ETF Advisers LLC and Infrastructure Capital Advisors, LLC, on behalf of InfraCap MLP ETF, incorporated by reference to Registrant’s Post-Effective Amendment No. 13, filed October 17, 2014

(9)	Sub-Advisory Agreement dated May 8, 2015, among ETFis Series Trust I, Virtus ETF Advisers LLC and Newfleet Asset Management, LLC, on behalf of Virtus Newfleet Multi-Sector Bond ETF, incorporated by reference to Registrant’s Post-Effective Amendment No. 41, filed May 8, 2015

(10)	Amendment and Assumption Agreement dated July 1, 2022, among Virtus Fixed Income Advisers, LLC and Virtus ETF Advisers LLC, on behalf of Virtus Newfleet Multi-Sector Bond ETF, incorporated by reference to Registrant’s Post-Effective Amendment No. 171, filed November 23, 2022

(11)	Investment Sub-Advisory Agreement dated August 5, 2015, among ETFis Series Trust I, Virtus ETF Advisers LLC and W. H. Reaves & Co., Inc. d/b/a Reaves Asset Management, on behalf of Virtus Reaves Utilities ETF, incorporated by reference to Registrant’s Post-Effective Amendment No. 58, filed August 21, 2015

(12)	Amendment dated April 1, 2019, to Investment Sub-Advisory Agreement dated August 5, 2015, among ETFis Series Trust I, Virtus ETF Advisers LLC and W. H. Reaves & Co., Inc. d/b/a Reaves Asset Management, on behalf of Virtus Reaves Utilities ETF, incorporated by reference to Registrant’s Post-Effective Amendment No. 172 filed February 27, 2023

(13)	Investment Sub-Advisory Agreement dated February 7, 2017, among ETFis Series Trust I, Virtus ETF Advisers LLC and Infrastructure Capital Advisors, LLC, on behalf of InfraCap REIT Preferred ETF, incorporated by reference to Registrant’s Post-Effective Amendment No. 172 filed February 27, 2023

(14)	Sub-Advisory Agreement dated September 12, 2017, among ETFis Series Trust I, Virtus ETF Advisers LLC and Wellington Management Company LLP, on behalf of Virtus WMC Global Factor Opportunities ETF, incorporated by reference to Registrant’s Post-Effective Amendment No. 134, filed October 31, 2017

(15)	Sub-Advisory Agreement dated May 10, 2018, among ETFis Series Trust I, Virtus ETF Advisers LLC and Infrastructure Capital Advisors, LLC, on behalf of Virtus InfraCap U.S. Preferred Stock ETF, incorporated by reference to Registrant’s Post-Effective Amendment No. 154, filed February 28, 2019

(16)	Transfer and Assumption of Sub-Advisory Agreement dated as of January 1, 2025, among ETFis Series Trust I, Virtus Investment Advisers, LLC (formerly, Virtus Investment Advisers, Inc.), Virtus Advisers, LLC (formerly, Virtus ETF Advisers LLC) and Infrastructure Capital Advisors, LLC, on behalf of Infracap MLP ETF, filed herewith.

(17)	Transfer and Assumption of Sub-Advisory Agreement dated as of January 1, 2025, among ETFis Series Trust I, Virtus Investment Advisers, LLC (formerly, Virtus Investment Advisers, Inc.), Virtus Advisers, LLC (formerly, Virtus ETF Advisers LLC) and Infrastructure Capital Advisors, LLC, on behalf of Virtus Infracap U.S. Preferred Stock ETF, filed herewith.

(18)	Transfer and Assumption of Sub-Advisory Agreement dated as of January 1, 2025, among ETFis Series Trust I, Virtus Investment Advisers, LLC (formerly, Virtus Investment Advisers, Inc.), Virtus Advisers, LLC (formerly, Virtus ETF Advisers LLC) and Infrastructure Capital Advisors, LLC, on behalf of Infracap REIT Preferred ETF, filed herewith.

(19)	Transfer and Assumption of Sub-Advisory Agreement dated as of January 1, 2025, among ETFis Series Trust I, Virtus Investment Advisers, LLC (formerly, Virtus Investment Advisers, Inc.), Virtus Advisers, LLC (formerly, Virtus ETF Advisers LLC) and W. H. Reaves & Co., Inc., D/B/A Reaves Asset Management, on behalf of Virtus Reaves Utilities ETF, filed herewith.

(20)	Transfer and Assumption of Sub-Advisory Agreement dated as of January 1, 2025, among ETFis Series Trust I, Virtus Investment Advisers, LLC (formerly, Virtus Investment Advisers, Inc.), Virtus Advisers, LLC (formerly, Virtus ETF Advisers LLC) and Wellington Management Company LLP, on behalf of Virtus WMC International Dividend ETF (formerly, Virtus WMC Global Factor Opportunities ETF), filed herewith.

(e)	Distribution Agreement effective as of December 1, 2019, between ETFis Series Trust I and VP Distributors, LLC (“Distribution Agreement”) , incorporated by reference to Registrant’s Post-Effective Amendment No. 160, filed February 28, 2020

(f)	Not Applicable

(g)	(1)	Custody Agreement dated December 6, 2013, between ETFis Series Trust I and The Bank of New York Mellon (“Custody Agreement”) , incorporated by reference to Registrant’s Post-Effective Amendment No. 58, filed August 21, 2015

(2)	Amendment dated January 31, 2019 to the Custody Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 160. filed February 28, 2020

(3)	Amendment dated January 19, 2021 to the Custody Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 172 filed February 27, 2023.

(4)	Amendment dated December 1, 2024 to the Custody Agreement, filed herewith.

(5)	Foreign Custody Manager Agreement dated November 23, 2015, between ETFis Series Trust I and The Bank of New York Mellon (“Foreign Custody Manager Agreement”) , incorporated by reference to Registrant’s Post-Effective Amendment No. 160, filed February 28, 2020

	(6)	Amendment dated July 20, 2020 to the Foreign Custody Manager Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 165, filed November 25, 2020
(h)	(1)	Fund Administration and Accounting Agreement dated December 6, 2013, between ETFis Series Trust I and The Bank of New York Mellon (“Fund Administration and Accounting Agreement”) , incorporated by reference to Registrant’s Post-Effective Amendment No. 58, filed August 21, 2015
	(2)	Amendment dated January 31, 2019 to the Fund Administration and Accounting Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 160, filed February 28, 2020
	(3)	Amendment dated January 19, 2021 to the Fund Administration and Accounting Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 172 filed February 27, 2023.
	(4)	Amendment dated August 27, 2024 to the Fund Administration and Accounting Agreement, filed herewith.
	(5)	Amendment dated December 1, 2024 to the Fund Administration and Accounting Agreement, filed herewith.
	(6)	Transfer Agency and Service Agreement dated December 6, 2013, between ETFis Series Trust I and The Bank of New York Mellon (“Transfer Agency and Service Agreement”), incorporated by reference to Registrant’s Post-Effective Amendment No. 58, filed August 21, 2015
	(7)	Amendment dated July 20, 2020 to the Transfer Agency and Service Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 172 filed February 27, 2023.
	(8)	Amendment dated January 19, 2021 to the Transfer Agency and Service Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 172 filed February 27, 2023.
	(9)	Amendment dated December 1, 2024 to the Transfer Agency and Service Agreement, filed herewith.
	(10)	Form of Authorized Participant Agreement between ETF Distributors LLC, The Bank of New York Mellon and Authorized Participants, incorporated by reference to Registrant’s Pre-Effective Amendment No. 1, filed December 24, 2013
	(11)	Administrative Services Agreement dated August 6, 2013, between ETFis Series Trust I and Virtus ETF Solutions LLC (“Administrative Services Agreement”) , incorporated by reference to Registrant’s Post-Effective Amendment No. 41, filed May 8, 2015
	(12)	Amendment dated February 5, 2019 to Exhibit A and Exhibit C of the Administrative Services Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 154, filed February 28, 2019
	(13)	Expense Limitation Agreement effective as of February 8, 2018, by and between ETFis Series Trust I, on behalf of Virtus Newfleet Multi-Sector Bond ETF, and Virtus ETF Advisers LLC (the “ELA”) , incorporated by reference to Registrant’s Post-Effective Amendment No. 160, filed February 28, 2020
	(14)	Transfer and Assumption of Investment Advisory Agreement and Expense Limitation Agreement dated as of January 1, 2025, among ETFis Series Trust I, Virtus Investment Advisers, LLC and Virtus Advisers, LLC (formerly, Virtus ETF Advisers LLC), on behalf of Virtus Newfleet Multi-Sector Bond ETF, filed herewith.
	(15)	Amendment to the ELA effective as of January 1, 2020, incorporated by reference to Registrant’s Post-Effective Amendment No. 160, filed February 28, 2020
(i)	(1)	Legal Opinion of Kilpatrick Townsend & Stockton LLP, incorporated by reference to Registrant’s Pre-Effective Amendment No. 1, filed December 24, 2013
	(2)	Legal Opinion of Stradley Ronon Stevens & Young, LLP with respect to InfraCap REIT Preferred ETF, incorporated by reference to Registrant’s Post-Effective Amendment No. 100, filed November 21, 2016
	(3)	Legal Opinion of Stradley Ronon Stevens & Young, LLP with respect to Virtus WMC Global Factor Opportunities ETF, incorporated by reference to Registrant’s Post-Effective Amendment No. 112, filed May 22, 2017
	(4)	Legal Opinion of Stradley Ronon Stevens & Young, LLP with respect to Virtus InfraCap U.S. Preferred Stock ETF, incorporated by reference to Registrant’s Post-Effective Amendment No. 137, filed November 21, 2017
	(5)	Legal Opinion of Stradley Ronon Stevens & Young, LLP with respect to Virtus Private Credit Strategy ETF and Virtus Real Asset Income ETF, incorporated by reference to Registrant’s Post-Effective Amendment No. 151, filed January 22, 2019
	(6)	Legal Opinion of Stradley Ronon Stevens & Young, LLP with respect to Virtus WMC Risk-Managed Alternative Equity ETF, incorporated by reference to Registrant’s Post-Effective Amendment No. 155, filed February 28, 2019

(j)	Consent of PricewaterhouseCoopers LLP, filed herewith

(k)	Not applicable

(l)	Form of Initial Share Purchase Agreement, incorporated by reference to Registrant’s Pre-Effective Amendment No. 1, filed December 24, 2013

(m)	Amended and Restated Distribution and Service Plan for ETFis Series Trust I, dated November 30, 2019, incorporated by reference to Registrant’s Post-Effective Amendment No. 160, filed February 28, 2020

(n)	Not applicable

(o)	Reserve

(p)	(1)	Code of Ethics of ETFis Series Trust is filed herewith.

(2)	Code of Ethics of VP Distributors, LLC, Virtus ETF Advisers LLC and Virtus Fixed Income Advisers, LLC, incorporated by reference to Registrant’s Post-Effective Amendment No. 173, filed November 28, 2023.

(3)	Code of Ethics of Infrastructure Capital Advisors, LLC, is filed herewith.

(4)	Code of Ethics of W. H. Reaves & Co., Inc. d/b/a Reaves Asset Management, incorporated by reference to Registrant’s Pos-Effective Amendment No. 173, filed November 28, 2023.

(5)	Code of Ethics of Wellington Management Company LLP, incorporated by reference to Registrant’s Post-Effective Amendment No. 172 filed February 27, 2023.

(q)	Powers of Attorney , incorporated by reference to Registrant’s Post-Effective Amendment No. 11, filed October 10, 2014

Item 29. Persons Controlled By or Under Common Control with Registrant

No person is controlled by or under common control with the Registrant.

Item 30. Indemnification

Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any Trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust.

Reference is made to Article IX of the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein. The general effect of the indemnification available to an officer or Trustee may be to reduce the circumstances under which the officer or Trustee is required to bear the economic burden of liabilities and expenses related to actions taken by the individual in his or her capacity as an officer or Trustee.

The Registrant (sometimes referred to as the “Trust”) is organized as a Delaware statutory trust and is operated pursuant to an Agreement and Declaration of Trust that permits the Registrant to indemnify every person who is, or has been, a Trustee, officer or employee of the Trust, including, without limitation, persons who serve at the request of the Trust as directors, Trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”). Each Covered Person is indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been such a director, Trustee, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:

No indemnification is provided to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification under the Agreement and Declaration of Trust may be insured against by policies maintained by the Trust; are severable; will not affect any other rights to which any Covered Person is entitled; will continue as to a person who has ceased to be a Covered Person; and will inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Agreement and Declaration of Trust will affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification shall be advanced by the Trust or the applicable Series prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such Trustees, officers or controlling persons in connection with the Shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of the Investment Adviser and Sub-Advisers

The description of the Adviser is found under the caption “Management of the Fund - Investment Adviser” in the Prospectus and under the caption “Management Services - Adviser” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein. The Adviser may provide investment advisory services to other persons or entities other than the Registrant.

The information as to the directors and officers of Virtus Investment Advisers, LLC is set forth in the Virtus Investment Advisers, LLC’s Form ADV filed with the SEC (Reference No. 801-78585), as amended through the date hereof.

The information as to the directors and officers of Infrastructure Capital Advisors, LLC is set forth in Infrastructure Capital Advisors, LLC’s Form ADV filed with the SEC (Reference No. 801-79940), as amended through the date hereof.

The information as to the directors and officers of Virtus Fixed Income Advisers, LLC is set forth in Virtus Fixed Income Advisers, LLC’s Form ADV filed with the SEC (Reference No. 801-68743), as amended through the date hereof.

The information as to the directors and officers of W. H. Reaves & Co. is set forth in W. H. Reaves & Co.’s Form ADV filed with the SEC (Reference No. 801-13457), as amended through the date hereof.

The information as to the directors and officers of Wellington Management Company LLP is set forth in Wellington Management Company LLP’s Form ADV filed with the SEC (Reference No. 801-15908), as amended through the date hereof.

The Form ADV for Virtus Investment Advisers, LLC , Infrastructure Capital Advisors, LLC, Virtus Fixed Income Advisers, LLC, and W.H. Reaves & Co. may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32. Principal Underwriters

(a)	VP Distributors, LLC (the “Distributor”) acts as the distributor for each series of the Registrant and each series of Virtus ETF Trust II.

(b)	The directors and officers of the Distributor are as follows:

Name*	Positions with the Distributor	Positions with Trust
Ian Bachrach
Michael Bicks
Christopher Danos
Thomas R. Franco
Heidi C. Griswold
David G. Hanley
David J. Katz
Joseph E. Maccone
Barry M. Mandinach
Tiffany P. Marosits
David C. Martin
Diana M. Perlman
Andra C. Purkalitis

Senior Managing Director, Marketing
Managing Director, Distribution Intelligence
Managing Director, National Accounts
Senior Managing Director, Retail Sales
Vice President, Fund Services
Senior Vice President and Treasurer
Senior Managing Director, Institutional
Senior Managing Director, Strategic Distribution
Executive Vice President
Vice President, Senior Regulatory Counsel and Assistant Secretary
Vice President and Chief Compliance Officer
Assistant Vice President, Deputy Chief Compliance Officer
Executive Vice President, General Counsel and Secretary

n/a n/a n/a n/a n/a n/a n/a n/a n/a n/a Anti-Money Laundering Compliance Officer n/a n/a

* The principal business address for each of the above directors and executive officers is: One Financial Plaza, Hartford, CT 06103.

(c)	During the Registrant’s most recent fiscal year, the Distributor did not receive any net underwriting discounts or commissions, compensation on redemptions and repurchases, brokerage commissions or other compensation.

Item 33. Location of Accounts and Records

All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the following locations:

Virtus ETF Solutions, LLC

 31 West 52nd Street

16th Floor

New York, NY 10019

The Bank of New York Mellon
240 Greenwich Street

New York, NY 10286

VP Distributors, LLC
One Financial Plaza
Hartford, CT 06103

Infrastructure Capital Advisors, LLC
1325 Avenue of the Americas

New York, NY 10019

Virtus Fixed Income Advisers, LLC
One Financial Plaza

Hartford, CT 06103

W.H. Reaves & Co., Inc.

10 Exchange Place, 18th Floor
Jersey City, NJ 07302

Wellington Management Company LLP
280 Congress Street

Boston, MA 02210

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (“1933 Act”) and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the 1933 Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York on the 28th day of February, 2025.

ETFIS SERIES TRUST I

(Registrant)

By:	/s/ William J. Smalley
William J. Smalley, President

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following person(s) in the capacities and on the date(s) indicated.

Name		Title	Date

/s/	William J. Smalley	Trustee, President
	William J. Smalley	(Principal Executive Officer)	February 28, 2025

/s/	Brinton Frith	Treasurer
	Brinton Frith	(Principal Financial Officer/Principal Accounting Officer)	February 28, 2025

/s/	James Simpson*
	James Simpson	Trustee	February 28, 2025

/s/	Robert S. Tull*
	Robert S. Tull	Trustee	February 28, 2025

	Myles J. Edwards	Trustee

* By:	/s/ William J. Smalley
William J. Smalley,
	Attorney-in-fact		February 28, 2025

EXHIBIT INDEX

Exhibit No. Description

(d)(5)	Transfer and Assumption of Investment Advisory Agreement dated as of January 1, 2025, among ETFis Series Trust I, Virtus Investment Advisers, LLC (formerly, Virtus Investment Advisers, Inc.) and Virtus Advisers, LLC (formerly, Virtus ETF Advisers LLC), on behalf of Virtus LifeSci Biotech Clinical Trials ETF and Virtus LifeSci Biotech Products ETF
(d)(6)

Transfer and Assumption of Investment Advisory Agreement dated as of January 1, 2025, among ETFis Series Trust I, Virtus Investment Advisers, LLC (formerly, Virtus Investment Advisers, Inc.) and Virtus Advisers, LLC (formerly, Virtus ETF Advisers LLC), on behalf of InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, Virtus Reaves Utilities ETF and Virtus WMD International Dividend ETF

(d)(7)

Transfer and Assumption of Investment Advisory Agreement dated as of January 1, 2025, among ETFis Series Trust I, Virtus Investment Advisers, LLC (formerly, Virtus Investment Advisers, Inc.) and Virtus Advisers, LLC (formerly, Virtus ETF Advisers LLC), on behalf of InfraCap MLP ETF

(d)(16)

Transfer and Assumption of Sub-Advisory Agreement dated as of January 1, 2025, among ETFis Series Trust I, Virtus Investment Advisers, LLC (formerly, Virtus Investment Advisers, Inc.), Virtus Advisers, LLC (formerly, Virtus ETF Advisers LLC) and Infrastructure Capital Advisors, LLC, on behalf of Infracap MLP ETF

(d)(17)

Transfer and Assumption of Sub-Advisory Agreement dated as of January 1, 2025, among ETFis Series Trust I, Virtus Investment Advisers, LLC (formerly, Virtus Investment Advisers, Inc.), Virtus Advisers, LLC (formerly, Virtus ETF Advisers LLC) and Infrastructure Capital Advisors, LLC, on behalf of Virtus Infracap U.S. Preferred Stock ETF

(d)(18)

Transfer and Assumption of Sub-Advisory Agreement dated as of January 1, 2025, among ETFis Series Trust I, Virtus Investment Advisers, LLC (formerly, Virtus Investment Advisers, Inc.), Virtus Advisers, LLC (formerly, Virtus ETF Advisers LLC) and Infrastructure Capital Advisors, LLC, on behalf of Infracap REIT Preferred ETF

(d)(19)

Transfer and Assumption of Sub-Advisory Agreement dated as of January 1, 2025, among ETFis Series Trust I, Virtus Investment Advisers, LLC (formerly, Virtus Investment Advisers, Inc.), Virtus Advisers, LLC (formerly, Virtus ETF Advisers LLC) and W. H. Reaves & Co., Inc., D/B/A Reaves Asset Management, on behalf of Virtus Reaves Utilities ETF

(d)(20)

Transfer and Assumption of Sub-Advisory Agreement dated as of January 1, 2025, among ETFis Series Trust I, Virtus Investment Advisers, LLC (formerly, Virtus Investment Advisers, Inc.), Virtus Advisers, LLC (formerly, Virtus ETF Advisers LLC) and Wellington Management Company LLP, on behalf of Virtus WMC International Dividend ETF (formerly, Virtus WMC Global Factor Opportunities ETF)

(g)(4)	Amendment dated December 1, 2024 to the Custody Agreement
(h)(4)	Amendment dated August 27, 2024 to the Fund Administration and Accounting Agreement
(h)(5)	Amendment dated December 1, 2024 to the Fund Administration and Accounting Agreement
(h)(9)	Amendment dated December 1, 2024 to the Transfer Agency and Service Agreement
(h)(14)

Transfer and Assumption of Investment Advisory Agreement and Expense Limitation Agreement dated as of January 1, 2025, among ETFis Series Trust I, Virtus Investment Advisers, LLC and Virtus Advisers, LLC (formerly, Virtus ETF Advisers LLC), on behalf of Virtus Newfleet Multi-Sector Bond ETF

(j)	Consent of PricewaterhouseCoopers LLP
(p)(1)	Code of Ethics of ETFis Series Trust
(p)(3)	Code of Ethics of Infrastructure Capital Advisors LLC